UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Address of principal executive offices) (Zip code)

Matthew A. Wolfe, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Name and address of agent for service)

Registrant’s telephone number, including area code: 214-720-4640

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Annual Report

GuideStone Funds

December 31, 2023

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2015 Fund	GMTYX	GMTZX
MyDestination 2025 Fund	GMWYX	GMWZX
MyDestination 2035 Fund	GMHYX	GMHZX
MyDestination 2045 Fund	GMYYX	GMFZX
MyDestination 2055 Fund	GMGYX	GMGZX
TARGET RISK FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Global Bond Fund	GGBEX	GGBFX
Impact Bond Fund	GMBYX	GMBZX
Defensive Market Strategies® Fund	GDMYX	GDMZX
Impact Equity Fund	GMEYX	GMEZX
Equity Index Fund	GEQYX	GEQZX
Value Equity Index Fund	GVIYX	GVIZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Index Fund	GEIYX	GEIZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	GIIZX
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Real Estate Securities Fund	GREYX	GREZX
Strategic Alternatives Fund	GFSYX	GFSZX

GuideStone Funds
Privacy Notice
NOTICE CONCERNING OUR PRIVACY PRACTICES
This notice provides you with information concerning our policies with respect to non-public personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: Individual Retirement Accounts (“IRAs”), personal mutual fund accounts and/or GuideStone Personal Advisory Services.
The confidentiality of your information is important to us, as we recognize that you depend on us to keep your information confidential, as described in this notice.
We collect non-public personal information about you with regard to the products and services listed above from the following sources:
•	Information we receive from you on applications or other forms
•	Information about your transactions with us, our affiliates or others (including our third-party service providers)
•	Information we receive from others, such as service providers, broker-dealers and your personal agents or representatives
•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone
We may disclose such non-public personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention, GuideStone Capital Management, LLC, GuideStone Resource Management, Inc., GuideStone Investment Services, GuideStone Trust Services, GuideStone Financial Services, GuideStone Advisors and GuideStone Advisors, LLC (collectively “GuideStone”) are affiliates of one another. GuideStone does not sell your personal information to non-affiliated third parties.
We may also disclose any of the personal information that we collect about you to non-affiliated third parties as permitted by law. For example, we may provide your information to non-affiliated companies that provide account services or that perform marketing services on our behalf. We restrict access to non-public personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.
We may continue to maintain and disclose non-public personal information about you after you cease to receive financial products and services from us.
If you have any questions concerning our customer information policy, please contact a customer solutions specialist at 1-888-GS-FUNDS (1-888-473-8637).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund shares are distributed by Foreside Funds Distributors LLC.

LETTER FROM THE PRESIDENT AND CHIEF INVESTMENT OFFICER
Brandon Pizzurro
Dear Shareholder:
Allow me the privilege of introducing myself to you: effective January 1, 2024, I became the President of GuideStone Funds, as well as President and Chief Investment Officer of its investment adviser, GuideStone Capital Management, LLC. I joined GuideStone in 2017 and most recently served as Director of Public Investments, where I led the Public Markets complex in overseeing all aspects of the management of the GuideStone Funds lineup.
This 2024 GuideStone Funds Annual Report marks the first time I am writing you in this capacity. It continues our commitment to financial reporting integrity so that you can stay fully informed of your investments. We trust you will find this information helpful.
I invite you to learn more about GuideStone Funds by visiting our website, GuideStoneFunds.com or by contacting us at 1-888-GS-FUNDS (1-888-473-8637).
The following is our recap of the markets over the last half of 2023, a look ahead to 2024 and some of the key risks and challenges we’re closely watching.
Market Recap
A year ago, most analysts were broadly forecasting a recession, but the Federal Reserve (“Fed”) has, thus far, generally navigated the highwire act of maintaining economic growth while lowering inflation. Not only did the U.S. economy skirt a recession and see prices fall, but financial markets posted a solid 12 months of returns.
Index	1 st Quarter 2023 Return	2 nd Quarter 2023 Return	3 rd Quarter 2023 Return	4 th Quarter 2023 Return	YTD Return as of December 31, 2023
U.S. Equities
S&P 500®	7.50%	8.74%	-3.27%	11.69%	26.29%
Russell 2000®	2.74%	5.21%	-5.13%	14.03%	16.93%
International Equities
MSCI EAFE	8.47%	2.95%	-4.11%	10.42%	18.24%
MSCI Emerging Markets	3.96%	0.90%	-2.93%	7.86%	9.83%
U.S. Fixed Income
Bloomberg US Aggregate	2.96%	-0.84%	-3.23%	6.82%	5.53%
Bloomberg US High Yield Corporate	3.57%	1.75%	0.46%	7.15%	13.44%
Global Fixed Income
Bloomberg Global Aggregate Bond	3.01%	-1.53%	-3.59%	8.10%	5.72%
Headline inflation has peaked across developed economies and is progressing toward lower levels. Nevertheless, prices remain higher than the Fed’s target, and the economy is starting to feel the effects of the drastic monetary policy tightening that began almost two years ago. Global central bank rate reductions are expected in 2024, with cuts already being priced into most markets worldwide. In the United States, monetary policy has yet to achieve its goal of reducing inflation to 2%, but rates are probably more restrictive than they need to be. Rather than “overengineer” interest rates and risk crushing the economy, the Fed will likely be satisfied with targeting a threshold for lowering rates at a core Personal Consumption Expenditures Index1 (PCE, excluding food and energy) reading of around 2.5% (as of December 31, 2023, this rate was 2.9%). However, officials have communicated that cuts are not imminent as they evaluate if enough has been done to tame inflation. Reductions to interest rates will likely come later in 2024.
That said, the question remains: are these lower inflation levels sustainable? Historically, inflation comes in waves, with subsequent bouts of inflation tending to be more persistent. In the United States, the M2 money supply (comprised of cash, checking and savings accounts, money market accounts and certificates of deposit) is above its pre-COVID trend, so too much money may still be chasing too few goods and services. The three primary factors that could contribute to a second wave of inflation are energy price volatility, sticky wages and rents and long-term structural dynamics (e.g., changing demographics, geopolitical risk, energy source transitions, etc.).
The U.S. labor market was surprisingly resilient throughout 2023. Despite the rapid rise in interest rates, labor demand remained unprecedented and continued to outstrip labor supply and prop up inflation. This imbalance is expected to persist into 2024 and will likely keep the labor market relatively tight for the near-to-medium term. Nevertheless, labor growth is slowing, putting downward pressure on wage growth (and thus, prices). As tighter financial conditions catch up to consumers and businesses, we expect to see employment drop but labor hoarding by employers to continue to act as a powerful counterbalance.
The U.S. consumer was the mainstay of the global economy last year. Consumers continued to ride a wave of excess savings created by government stimulus and loan repayment moratoriums, which resulted in widespread credit availability and inflated credit performance. Going into 2024, consumer balance sheets remain strong, and wage growth will likely outstrip inflation. However, consumers are now facing some notable headwinds as savings rates have declined well below pre-COVID levels, and access to credit is becoming increasingly constrained due to the higher cost of funding.
The big technology stock rally led to top-heavy U.S. equity performance in 2023, with the “Magnificent Seven” (Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia and Tesla) representing 30% of the S&P 500®2 Index market value and accounting for roughly 60% of the Index’s total return. Since narrow markets are challenging to maintain for long periods, we could experience a reversal of market leadership and greater breadth. In fact, the equal-weighted S&P 500®2 Index handily outperformed the Magnificent Seven group of stocks over the last two months of last year.
Corporate earnings will likely remain resilient in the near term. Still, companies with high interest expense will feel the pressure of the higher rates, particularly as the need to tap the debt markets to sustain business operations occurs into the future, and the lagged effects of the tighter monetary policy add uncertainty to global growth.
The economy endured 2023 despite heavily restrictive monetary policy, but we expect a continued softening of growth this year. Barring a wave of layoffs, the economy should hold up reasonably well. Recession remains the critical question. Many financial markets have already priced in a Goldilocks scenario (i.e., steady economic growth, preventing a recession, but not so much growth that inflation rises too much). Should the economy hiccup, asset prices could fall disproportionately.
Fed policy error is still a possibility. Loosening policy too quickly or too much could unleash a second wave of inflation as growth flourishes. Loosening too slowly or not enough could spark a recession as companies and consumers struggle with debt financing.
Government debt in many countries (including the United States) is a problem. While this will unlikely impact 2024 in a significant manner, it looms over long-term economic prospects as well as the U.S. Presidential election.  In fact, elections loom large globally as half the world’s population will be voting in 2024.
Geopolitical risks (e.g., wars in Ukraine and Israel and tensions between the United States and China) remain higher than usual and add additional economic and financial market uncertainty for the coming months.
In conclusion, we look for financial markets to enjoy a continued run of robust returns for at least much of this year, with dollars flowing from money market funds into risk assets supporting valuations. However, we do see higher downside risks to financial assets as markets are essentially “priced to perfection.”

Thank you for your continued confidence in GuideStone Funds and for allowing us the privilege of managing your assets. Please feel free to reach out to us if you have any comments, questions or concerns. For additional information on GuideStone Funds, we invite you to visit our website at GuideStoneFunds.com.
Sincerely,
Brandon Pizzurro
President
GuideStone Funds
Past performance does not guarantee future results and the Funds may experience negative performance.  There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including the potential loss of principal. You cannot invest directly in an index.
1The Personal Consumption Expenditures Index (“PCE”) includes a measure of consumer spending on goods and services among households in the U.S. The PCE is used as a mechanism to gauge how much earned income of households is being spent on current consumption for various goods and services.
2The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies representing all major industries. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents. "Standard & Poor's®", "S&P 500®", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GuideStone.

Asset Class Performance Comparison
The following graph illustrates the performance of the major asset classes during 2023.
1The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate MBS, ABS and commercial mortgage-backed securities (agency and non-agency).
2The MSCI EAFE Index is an equity index which captures large- and mid-cap representation across 21 developed market countries around the world, excluding the United States and Canada.  With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.  Developed market countries included in the index are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
3The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 emerging markets countries.  With 1,441 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries included in the index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
4The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 7% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
5The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

S&P 500® Index Returns
2023 ended with a strong rally generated by an easing of financial conditions and the Fed’s indication of a policy pivot.  The U.S. large-cap equity market, as measured by the S&P 500® Index, posted a strong double-digit fourth quarter return and finished the year up +26.3%.  There was a notable broadening of market strength in the fourth quarter, but the S&P 500® Index remained historically concentrated as the Magnificent Seven stocks (Alphabet, Amazon, Apple, Meta, Microsoft, NVIDIA, and Tesla) drove the majority of Index returns for calendar year 2023.  All sectors were positive with the exception of utilities (-7.1%) and energy (-1.3%) for the year. The information technology (+61.3%), communication services (+56.4%) and consumer discretionary (+43.2%) sectors were by far the strongest performers and significantly outperformed the overall Index for the year.
The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization.
Data Source: Dow Jones Indices LLC
Russell 2000® Index Returns
The U.S. small cap equity market, as measured by the Russell 2000® Index, advanced by +16.9% in 2023. The index generated positive returns during three of the four quarters of the year and posted a strong double-digit return during the fourth quarter. Despite the strong performance for the year, smaller capitalization stocks still lagged their larger capitalization brethren as the Russell 2000® Index finished roughly -9.4% below the S&P 500® Index for the year. Both posted double-digit gains during a period where the market rewarded stocks with higher quality, higher market capitalizations and higher growth characteristics within the Index. All sectors were positive, with the exception of utilities which was down -7.8% for the year. The industrials (+28.4%), consumer discretionary (+26.2%) and information technology (+24.3%) sectors posted the strongest performance returns within the Index during calendar year 2023.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 7% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
Data Source: Russell Investments, Bloomberg

MSCI EAFE Index Returns
In 2023, developed-country international stocks posted strong returns, reversing 2022’s weak showing. The MSCI EAFE Index was up 18.24% for the year after a -14.45% return in 2022.  Equity markets experienced a robust recovery this year despite macro and geopolitical developments, including aggressive monetary policy, the collapse of Credit Suisse, weakness in Chinese consumer demand, instability in the Middle East and the continuing Russia-Ukraine war. International markets were led by technology stocks, although markets broaden out in the fourth quarter with cyclical stocks rallying on the prospect of lower rates, as inflation and economic activity surprised positively.
Every country in the MSCI EAFE Index, generated a positive return for the year except for Hong Kong and Finland.   Hong Kong’s sensitivity to the Chinese economy was a significant headwind. Returns in southern European countries were strong with Italy and Spain outperforming all other geographies for the year.
Sector performance was positive across all sectors, with information technology, industrials and consumer discretionary leading the way. Consumer staples, real estate and healthcare were the relative laggards.
The MSCI EAFE Index is an equity index which captures large- and mid-cap representation across 21 developed market countries around the world, excluding the United States and Canada.  With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.  Developed market countries included in the index are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
Data Source: FactSet
MSCI Emerging Markets Index Returns
The broad Emerging Market Equity, as measured by the MSCI Emerging Market Index, was up 9.83% for 2023 following a weak 2022. Emerging Market Equity had several tailwinds in 2023. The first tailwind was from the cooling inflation. For most emerging market nations, inflation has significantly cooled down from the peak in the second half of 2023. This makes rate cuts possible and benefit the equity market. In addition, many emerging market countries have avoided recessions. This is another strong tailwind. However, not every emerging market nation performed the same. China was an exception and pulled back by more than 12%. On the other hand, countries like India, Brazil and Mexico have done well and outperformed the MSCI Emerging Market Index.
The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 emerging markets countries.  With 1,441 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries included in the index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
Data Source: FactSet

Bloomberg US Aggregate Bond Index Returns
The broad U.S. bond market, as measured by the Bloomberg US Aggregate Bond Index, was up 5.53% for 2023 after consecutive years of negative performance in 2021 and 2022.  Although the Federal Reserve ("Fed") raised its benchmark rate multiple times throughout the year, economic data showed signs of cooling inflation in the second half of 2023.  This caused the 10Y Treasury to decrease by over 100 basis points during the fourth quarter, in anticipation of Fed rate cuts in 2024.  All major sectors of the index were up as rates ended up close to where they started the year and spreads tightened on a year over year basis. Investment grade and high yield corporates were the best performing sectors, as corporate fundamentals strengthened throughout the year.
The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate MBS, ABS and commercial mortgage-backed securities (agency and non-agency).
Data Source: FactSet
Federal Reserve
The Federal Reserve ("Fed") once again increased its target rate in 2023, demonstrating its commitment to bringing inflation back to its targeted levels. The Fed increased the targeted Fed funds rate from 4.25% – 4.50% at the end of last year to 5.25% – 5.50% at the end of 2023.   This included four incremental hikes of 0.25%. After its last rate hike in July of 2023, the Fed has kept its benchmark rate steady, even as inflation has started to show signs of cooling. The Fed also continued with its balance sheet runoff plan in 2023.  Despite turmoil in the banking system at the beginning of 2023, in which the Fed temporarily added assets to its balance sheet, the Fed’s assets ended the year lower.  The Fed offloaded around $900B (net) during the year, ending with under $7.7T in assets.
In its December meeting, members of the Fed provided forward guidance in the form of a new dot plot.  The consensus view for the committee was for inflation to continue cooling towards its long-term target of 2%. Fed Chair Jerome Powell further indicated that there would be three 0.25% rate cuts in 2024, followed by an additional four 0.25% rate cuts in 2025.  Fed Chair Powell reiterated that the committee would continue to make its projections based on the most readily available economic data.
The Federal Reserve (“Fed”) is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible, and more stable monetary and financial system. The Federal Funds Rate is the interest rate at which depository institutions lend balances at the Fed to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the Federal Funds Rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit, and, ultimately, a range of economic variables, including employment, output and prices of goods and services.
Data Source: Bloomberg, Federal Reserve

U.S. Treasury Yield Curve
The Federal Reserve ("Fed") increased its target for the Fed Funds rate by 100 basis points in 2023 in response to persistent inflation.  Balance sheet normalization also continued and ultimately ended the year with a 14% reduction from its peak, although still large by historical standards.  Although rates spiked during the year to 15-year highs, rates ended the year mostly unchanged. The 10-year U.S. Treasury began the year at 3.75% and ended the year at 3.87% but peaked at 5.02% in the fourth quarter, before rallying over 100 basis points in the final two months of the year.  Front end rates (2-year U.S. Treasury) closed the year lower, starting at 4.33% and ending at 4.25%, after peaking around 5.20%. The 2Y/10Y spread curve remained inverted throughout the year and ended at -0.38% after starting the year -0.58%.  Peak inversion of the curve occurred during the third quarter of 2023, in which the 2Y/10Y spread was -1.06%.
Inflation concerns continued through the first half of 2023, although these concerns somewhat eased as more economic data was released towards the back half of the year. With the Fed pausing its rate hikes due to cooling inflation and signaling potential rate cuts in both 2024 and 2025, rates across all time periods rallied in some form to close the year.
The Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.
Data Source: Bloomberg

About Your Expenses (Unaudited)
As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The Annualized Expense Ratio may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended December 31, 2023.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
Actual
Fund	Class	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
MyDestination 2015 Fund	Institutional	$1,000.00	$1,047.60	0.08%	$0.41
	Investor	1,000.00	1,046.90	0.38	1.96
MyDestination 2025 Fund	Institutional	1,000.00	1,050.70	0.07	0.36
	Investor	1,000.00	1,050.00	0.37	1.91
MyDestination 2035 Fund	Institutional	1,000.00	1,058.20	0.07	0.36
	Investor	1,000.00	1,056.60	0.38	1.97
MyDestination 2045 Fund	Institutional	1,000.00	1,063.40	0.11	0.57
	Investor	1,000.00	1,063.10	0.38	1.98
MyDestination 2055 Fund	Institutional	1,000.00	1,065.90	0.12	0.62
	Investor	1,000.00	1,064.30	0.42	2.19
Conservative Allocation Fund	Institutional	1,000.00	1,044.20	0.17	0.88
	Investor	1,000.00	1,042.40	0.42	2.16
Balanced Allocation Fund	Institutional	1,000.00	1,050.40	0.13	0.67
	Investor	1,000.00	1,049.70	0.39	2.01
Growth Allocation Fund	Institutional	1,000.00	1,059.00	0.14	0.73
	Investor	1,000.00	1,057.50	0.39	2.02

About Your Expenses (Unaudited) (Continued)
Actual
Fund	Class	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
Aggressive Allocation Fund	Institutional	$1,000.00	$1,065.40	0.14%	$0.73
	Investor	1,000.00	1,064.30	0.39	2.03
Money Market Fund	Institutional	1,000.00	1,026.60	0.14	0.72
	Investor	1,000.00	1,025.10	0.42	2.14
Low-Duration Bond Fund(3)	Institutional	1,000.00	1,037.30	0.34	1.75
	Investor	1,000.00	1,035.90	0.61	3.13
Medium-Duration Bond Fund	Institutional	1,000.00	1,037.40	0.38	1.95
	Investor	1,000.00	1,036.00	0.66	3.39
Global Bond Fund	Institutional	1,000.00	1,044.40	0.58	2.99
	Investor	1,000.00	1,041.90	0.90	4.63
Impact Bond Fund	Institutional	1,000.00	1,032.00	0.50	2.56
	Investor	1,000.00	1,030.50	0.79	4.04
Defensive Market Strategies® Fund	Institutional	1,000.00	1,042.20	0.64	3.29
	Investor	1,000.00	1,040.60	0.91	4.68
Impact Equity Fund	Institutional	1,000.00	1,047.80	1.03	5.32
	Investor	1,000.00	1,047.80	1.21	6.25
Equity Index Fund	Institutional	1,000.00	1,082.80	0.12	0.63
	Investor	1,000.00	1,081.30	0.39	2.05
Value Equity Index Fund	Institutional	1,000.00	1,062.90	0.20	1.04
	Investor	1,000.00	1,061.00	0.47	2.44
Value Equity Fund	Institutional	1,000.00	1,059.80	0.66	3.43
	Investor	1,000.00	1,058.40	0.93	4.83
Growth Equity Index Fund	Institutional	1,000.00	1,104.50	0.20	1.06
	Investor	1,000.00	1,103.50	0.47	2.49
Growth Equity Fund	Institutional	1,000.00	1,102.00	0.66	3.50
	Investor	1,000.00	1,100.20	0.92	4.87
Small Cap Equity Fund	Institutional	1,000.00	1,076.50	0.93	4.87
	Investor	1,000.00	1,074.60	1.21	6.33
International Equity Index Fund	Institutional	1,000.00	1,053.80	0.21	1.09
	Investor	1,000.00	1,053.00	0.50	2.59
International Equity Fund(3)	Institutional	1,000.00	1,053.10	0.83	4.30
	Investor	1,000.00	1,051.20	1.11	5.74
Emerging Markets Equity Fund	Institutional	1,000.00	1,035.00	1.08	5.54
	Investor	1,000.00	1,032.20	1.39	7.12
Global Real Estate Securities Fund	Institutional	1,000.00	1,082.90	0.89	4.67
	Investor	1,000.00	1,082.00	1.20	6.30
Strategic Alternatives Fund(3)	Institutional	1,000.00	1,042.70	1.15	5.92
	Investor	1,000.00	1,041.00	1.47	7.56

Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
MyDestination 2015 Fund	Institutional	$1,000.00	$1,024.80	0.08%	$0.41
	Investor	1,000.00	1,023.29	0.38	1.94
MyDestination 2025 Fund	Institutional	1,000.00	1,024.85	0.07	0.36
	Investor	1,000.00	1,023.34	0.37	1.89
MyDestination 2035 Fund	Institutional	1,000.00	1,024.85	0.07	0.36
	Investor	1,000.00	1,023.29	0.38	1.94
MyDestination 2045 Fund	Institutional	1,000.00	1,024.65	0.11	0.56
	Investor	1,000.00	1,023.29	0.38	1.94
MyDestination 2055 Fund	Institutional	1,000.00	1,024.60	0.12	0.61
	Investor	1,000.00	1,023.09	0.42	2.14
Conservative Allocation Fund	Institutional	1,000.00	1,024.35	0.17	0.87
	Investor	1,000.00	1,023.09	0.42	2.14
Balanced Allocation Fund	Institutional	1,000.00	1,024.55	0.13	0.66
	Investor	1,000.00	1,023.24	0.39	1.99
Growth Allocation Fund	Institutional	1,000.00	1,024.50	0.14	0.71
	Investor	1,000.00	1,023.24	0.39	1.99
Aggressive Allocation Fund	Institutional	1,000.00	1,024.50	0.14	0.71
	Investor	1,000.00	1,023.24	0.39	1.99
Money Market Fund	Institutional	1,000.00	1,024.50	0.14	0.71
	Investor	1,000.00	1,023.09	0.42	2.14
Low-Duration Bond Fund(3)	Institutional	1,000.00	1,023.49	0.34	1.73
	Investor	1,000.00	1,022.13	0.61	3.11
Medium-Duration Bond Fund	Institutional	1,000.00	1,023.29	0.38	1.94
	Investor	1,000.00	1,021.88	0.66	3.36
Global Bond Fund	Institutional	1,000.00	1,022.28	0.58	2.96
	Investor	1,000.00	1,020.67	0.90	4.58
Impact Bond Fund	Institutional	1,000.00	1,022.68	0.50	2.55
	Investor	1,000.00	1,021.22	0.79	4.02
Defensive Market Strategies® Fund	Institutional	1,000.00	1,021.98	0.64	3.26
	Investor	1,000.00	1,020.62	0.91	4.63
Impact Equity Fund	Institutional	1,000.00	1,020.01	1.03	5.24
	Investor	1,000.00	1,019.11	1.21	6.16
Equity Index Fund	Institutional	1,000.00	1,024.60	0.12	0.61
	Investor	1,000.00	1,023.24	0.39	1.99
Value Equity Index Fund	Institutional	1,000.00	1,024.20	0.20	1.02
	Investor	1,000.00	1,022.84	0.47	2.40
Value Equity Fund	Institutional	1,000.00	1,021.88	0.66	3.36
	Investor	1,000.00	1,020.52	0.93	4.74
Growth Equity Index Fund	Institutional	1,000.00	1,024.20	0.20	1.02
	Investor	1,000.00	1,022.84	0.47	2.40
Growth Equity Fund	Institutional	1,000.00	1,021.88	0.66	3.36
	Investor	1,000.00	1,020.57	0.92	4.69
Small Cap Equity Fund	Institutional	1,000.00	1,020.52	0.93	4.74
	Investor	1,000.00	1,019.11	1.21	6.16

About Your Expenses (Unaudited) (Continued)
Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
International Equity Index Fund	Institutional	$1,000.00	$1,024.15	0.21%	$1.07
	Investor	1,000.00	1,022.68	0.50	2.55
International Equity Fund(3)	Institutional	1,000.00	1,021.02	0.83	4.23
	Investor	1,000.00	1,019.61	1.11	5.65
Emerging Markets Equity Fund	Institutional	1,000.00	1,019.76	1.08	5.50
	Investor	1,000.00	1,018.20	1.39	7.07
Global Real Estate Securities Fund	Institutional	1,000.00	1,020.72	0.89	4.53
	Investor	1,000.00	1,019.16	1.20	6.11
Strategic Alternatives Fund(3)	Institutional	1,000.00	1,019.41	1.15	5.85
	Investor	1,000.00	1,017.80	1.47	7.48

(1) Expenses include the effect of expense reimbursements by GuideStone Capital Management, LLC. The Target Date Funds’ and the Target Risk Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2) Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2023 through December 31, 2023, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(3) The expense ratios for International Equity Fund, Low-Duration Bond Fund and Strategic Alternatives Fund include the impact of dividend or interest expense on securities sold short.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INVESTMENT ABBREVIATIONS:
10Y	—	10 Year
12M	—	12 Month
12Y	—	12 Year
13Y	—	13 Year
1M	—	1 Month
1Y	—	1 Year
25M	—	25 Month
2M	—	2 Month
2Y	—	2 Year
36M	—	36 Month
3M	—	3 Month
5Y	—	5 Year
6M	—	6 Month
7Y	—	7 Year
8Y	—	8 Year
9Y	—	9 Year
AB	—	Aktiebolag
ABS	—	Asset-Backed Security
ACES	—	Alternative Credit Enhancement Securities
ADR	—	American Depositary Receipt
AEX	—	Amsterdam Exchange
AG	—	Aktiengesellschaft
AGM	—	Assured Guarantee Municipal Corporation
ARM	—	Adjustable Rate Mortgage
ASA	—	Allmennaksjeselskap
ASX	—	Australian Securities Exchange
BAM	—	Build America Mutual
BBR	—	Bank Bill Rate
BBSW	—	Bank Bill Swap Rate
BDC	—	Business Development Company
Bhd	—	Berhad
Bobl	—	Bundesobligation ("federal government bond")
Bovespa Index	—	Bolsa de Valores de São Paulo Index
BTPN	—	Bank Tabungan Pensiunan Nasional
Bund	—	Bundesanleihe ("federal bond")
Buxl	—	German Long-term Bonds
BV	—	Besloten Vennootschap
CAC	—	Cotation Assistée en Continu
CDI	—	Crest Depository Interest
CDO	—	Collateralized Debt Obligation
CDX	—	A series of indexes that track North American and emerging market credit derivative indexes.
Cetip	—	Central of Custody and Financial Settlement of Securities
CFETS	—	China Foreign Exchange Trade System
CLO	—	Collateralized Loan Obligation
CLP-TNA	—	Chilean Pesos Floating Rate Index
CME	—	Chicago Mercantile Exchange
CMT	—	Constant Maturity
COFI	—	Federal Cost of Funds Index
CONV	—	Convertible
COPS	—	Certificates of Participation
CVA	—	Dutch Certificate
DAC	—	Designated Activity Company
DAX	—	Deutscher Aktien Index
DETNT/N	—	Danish Kroner Tomorrow/Next Interest Rate
EAFE	—	Europe, Australasia, Far East
EONIA	—	Euro Overnight Index Average
ESTR	—	Euro Short-Term Rate
ETF	—	Exchange Traded Fund
EURIBOR	—	Euro Interbank Offered Rate
Fannie Mae	—	Federal National Mortgage Association
FHA	—	Federal Housing Administration
FHLMC	—	Federal Home Loan Mortgage Corporation
FRA	—	Forward Rate Agreements
FTSE	—	Financial Times Stock Exchange
GDR	—	Global Depositary Receipt
GmbH	—	Gesellschaft mit beschrankter Haftung
Gtd.	—	Guaranteed
HIBOR	—	Hong Kong Interbank Offered Rate
HSCEI	—	Hang Seng China Enterprises Index
HTS	—	Harmonized Tariff Schedule
HY	—	High Yield
IBEX	—	Iberia Index
ICE	—	Intercontinental Exchange
IG	—	Investment Grade
IO	—	Interest Only (Principal amount shown is notional)
iTraxx	—	A group of international credit derivative indexes that are monitored by the International Index Company (IIC). iTraxx indexes cover credit derivatives markets in Europe, Asia and Australia
JIBAR	—	Johannesburg Interbank Average Rate
JSC	—	Joint Stock Company
JSE	—	Johannesburg Stock Exchange
KLCI	—	Kuala Lumpur Composite Index
KOSPI	—	Korea Composite Stock Price Index
KSCP	—	Kuwaiti Shareholding Company Public
KWCDC	—	Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
MIB Index	—	Milano Indice di Borsa Index
MIBOR	—	Mumbai Inter-Bank Overnight Rate
MMY	—	Money Market Yield
MSCI	—	Morgan Stanley Capital International
MUTSCALM	—	Bank of Japan Estimate Unsecured Overnight Call Rate
NA	—	North American
NIBOR	—	Norwegian Interbank Offered Rate
NOK	—	Norwegian Krone
NOWA	—	Norwegian Overnight Weighted Average
NV	—	Naamloze Vennootschap
NVDR	—	Non-Voting Depository Receipt
OAT	—	Obligations Assimilables du Trésor
OYJ	—	Julkinen Osakeyhtio
PCL	—	Public Company Limited
PIK	—	Payment-in-Kind Bonds
PJSC	—	Public Joint Stock Company
PLC	—	Public Limited Company
PLN	—	Polish Zloty
PRIBOR	—	Prague Inter-bank Offered Rate
PSF	—	Permanent School Fund
PT	—	Perseroan Terbatas
QPSC	—	Qatari Public Shareholding Company
RBA	—	Reserve Bank of Australia
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SA	—	Societe Anonyme
SA de CV	—	Sociedad Anonima de Capital Variable
SAB de CV	—	Sociedad Anonima Bursatil de Capital Variable
SAKP	—	Societe Anonyme Kuwaitienne pour le Partage dans les Investissements
SAQ	—	Societe Anonyme Qatar
S.a.r.l.	—	Societa a responsabilita limitata
SAS	—	Societe par Actions Simplifiee
SASU	—	Societe par Actions Simplifiee Unipersonnelle
SBA	—	Small Business Administration
SCA	—	Societe en Commandite par Actions
Schatz	—	Short Bond Future

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
SDR	—	Special Drawing Rights
SE	—	Societas Europea
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
SGPS	—	Sociedade Gestora de Participacoes Sociais
SOFR	—	Secured Overnight Financing Rate
SONIA	—	Sterling Overnight Index Average Rate
SORA	—	Singapore Overnight Rate Average
SSARON	—	Swiss Average Rate Overnight
STACR	—	Structured Agency Credit Risk
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STIBOR	—	Stockholm Interbank Offered Rate
STRIP	—	Stripped Security
TAIEX	—	Taiwan Stock Exchange Capitalization Weighted Stock Index
TBA	—	To be announced
Tbk	—	Terbuka
TELBOR	—	Tel Aviv Inter-Bank Offered Rate
TIIE	—	The Equilibrium Interbank Interest Rate
TSX	—	Toronto Stock Exchange
WIBOR	—	Warsaw Interbank Offered Rates
WIG20	—	Warsaw Stock Exchange Index
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2023, the total market values and percentages of net assets for 144A securities by fund were as follows:
Fund	Value of 144A Securities	Percentage of Net Assets
Low-Duration Bond	$294,402,138	33.92%
Medium-Duration Bond	516,432,847	20.98
Global Bond	92,960,651	16.11
Impact Bond	14,067,202	17.17
Defensive Market Strategies®	66,227,613	4.79
Impact Equity	38,451	0.04
International Equity Index	10,715,432	1.16
International Equity	14,842,190	1.32
Emerging Markets Equity	19,222,812	2.42
Global Real Estate Securities	1,401,291	0.59
Strategic Alternatives	14,285,461	5.78

INVESTMENT FOOTNOTES:
«	—	Century bond maturing in 2110.
π	—	Century bond maturing in 2115.
‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
^	—	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of year end.
†	—	Variable rate security. Rate shown reflects the rate in effect as of December 31, 2023.
γ	—	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
Ξ	—	Variable or floating rate security, the interest rate of which adjusts periodically and is linked to changes in current local market conditions.
Ω	—	Rate shown reflects the effective yield as of December 31, 2023.
∞	—	Affiliated fund.
INVESTMENT FOOTNOTES:
Δ	—	Security either partially or fully on loan.
†††	—	Security is a Level 3 investment (see Note 2 in Notes to Financial Statements).
Ø	—	7-day current yield as of December 31, 2023 is disclosed.
ρ	—	Perpetual bond. Maturity date represents the next call date.
~	—	Century bond maturing in 2121.
◊	—	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
»	—	Zero coupon bond.
++	—	Loan Commitment. The closing of the commitment was held on May 31, 2023. The uncalled capital commitment at December 31, 2023 was $1,200,000.
Σ	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

FOREIGN BOND FOOTNOTES:
(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Reals (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(E)	—	Par is denominated in Euro (EUR).
(I)	—	Par is denominated in Indonesian Rupiahs (IDR).
(J)	—	Par is denominated in Japanese Yen (JPY).
(KW)	—	Par is denominated in South Korean Won (KRW).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(P)	—	Par is denominated in Polish Zloty (PLN).
(S)	—	Par is denominated in South African Rand (ZAR).
(U)	—	Par is denominated in British Pounds (GBP).
(Y)	—	Par is denominated in Chinese Yuan (CNY).
(Z)	—	Par is denominated in New Zealand Dollars (NZD).
(ZE)	—	Par is denominated in Czech Koruna (CZK).
(ZF)	—	Par is denominated in Thai Baht (THB).
(ZG)	—	Par is denominated in Hungarian Forint (HUF).
(ZH)	—	Par is denominated in Indian Rupees (INR).

COUNTERPARTY ABBREVIATIONS:
BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
CITI	—	Counterparty to contract is Citibank NA London.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HSBC	—	Counterparty to contract is HSBC Securities.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
MLIB	—	Counterparty to contract is Merrill Lynch International Bank
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
RBC	—	Counterparty to contract is Royal Bank of Canada.
SC	—	Counterparty to contract is Standard Chartered PLC.
SS	—	Counterparty to contract is State Street Global Markets.
UBS	—	Counterparty to contract is UBS AG.
WB	—	Counterparty to contract is Westpac Bank.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INDEX DEFINITIONS:
The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from 28 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes treasuries, government-related and corporate securities, fixed-rate MBS. ABS and commercial mortage-backed securities (agency and non-agency).
The Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index follows the same rules as the uncapped version but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.
The FTSE EPRA Nareit Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted and liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and ETFs.
The Bloomberg US Treasury 1-3 Year Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with one to 2.999 years to maturity.  Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.  Separate Trading of Registered Interest and Principal Securities (STRIPS) are excluded from the index because their inclusion would result in double-counting.
The Bloomberg 1-3 Month US Treasury Bill Index tracks the market for Treasury bills with one to 2.9999 months to maturity issued by the U.S. government. U.S. Treasury bills are issued in fixed maturity terms of four, eight, 13, 17, 26 and 52 weeks.
The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus tracks liquid, U.S. dollar emerging market fixed and floating-rate debt instruments issued by sovereign entities only.  The index is based on the established flagship J.P. Morgan EMBI Global and applies a rules-based filtering to capture liquid investments.
The MSCI ACWI (All Country World Index) ex USA Index captures large- and mid-cap representation across 22 of 23 developed countries (excluding the United States) and 24 emerging markets countries. The index targets coverage of approximately 85% of the global equity opportunity set outside the United States. The developed markets countries included in the index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden and the United Kingdom. The emerging markets countries included in the index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.
The MSCI EAFE Index is an equity index which captures large- and mid-cap representation across 21 developed market countries around the world, excluding the United States and Canada.  With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.  Developed market countries included in the index are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 emerging markets countries.  With 1,441 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries included in the index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The MSCI ACWI Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward earnings per share growth rate, short-term forward earnings per share growth rate, current internal growth rate and long-term historical earnings per share growth trend and long-term historical sales per share growth trend.  Developed market countries included in the index

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe.  It includes those Russell 1000 companies with relatively higher price-to-book ratios, higher Institutional Brokers’ Estimate System (I/B/E/S) forecast medium term (two year) growth and higher sales per share historical growth (five years).  The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 companies with relatively lower price-to-book ratios, lower Institutional Brokers’ Estimate System (I/B/E/S) forecast medium term (two year) growth and lower sales per share historical growth (five years).  The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment.  The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 7% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market, as of the most recent reconstitution. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.
The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

INDEX DISCLAIMERS
“Bloomberg®” and the Bloomberg Global Aggregate Bond Index, Bloomberg US Aggregate Bond Index, Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index, Bloomberg Global Aggregate Bond Index (USD-Hedged), Bloomberg US Treasury 1-3 Year Index and Bloomberg 1-3 Month US Treasury Bill Index (collectively, the “Bloomberg Indexes”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by GuideStone Funds.
The Target Date Funds, Target Risk Funds (except the Aggressive Allocation Fund), Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund and Defensive Market Strategies Fund (collectively, “Certain Funds”) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Certain Funds or any member of the public regarding the advisability of investing in securities generally or in the Certain Funds particularly. The only relationship of Bloomberg to GuideStone Financial Resources and its affiliates is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Index/Indexes, which is determined, composed and calculated by BISL without regard to GuideStone Financial Resources and its affiliates or the Certain Funds. Bloomberg has no obligation to take the needs of GuideStone Financial Resources or its affiliates or the owners of the Certain Funds into consideration in determining, composing or calculating the Bloomberg Indexes. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Certain Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Certain Funds customers, in connection with the administration, marketing or trading of the Certain Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG
INDEXES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY GUIDESTONE FINANCIAL RESOURCES AND ITS AFFILIATES, OWNERS OF THE CERTAIN FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDEXES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDEXES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGE—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CERTAIN FUNDS OR BLOOMBERG INDEXES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
The Russell Indexes (the “Indexes”) are a trademark of Frank Russell Company (“Russell”) and have been licensed for use by GuideStone Capital Management, LLC. The Funds are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group plc  (together, the “Licensor Parties”), and none of the Licensor Parties make any claim, promotion, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Indexes (upon which certain Funds are based); (ii) the figure at which the Indexes are said to stand at any particular time on any particular day or otherwise; or (iii) the suitability of the Index for the purpose to which it is being put in connection with the  Funds. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Indexes; or (b) under any obligation to advise any person of any error therein.

INDEX DISCLAIMERS
The GuideStone Funds Global Real Estate Securities Fund has been developed solely by the Adviser. The Fund is not in any way sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings, including FTSE International Limited (collectively, the “LSE Group”), European Public Real Estate Association (“EPRA”) or the National Association of Real Estate Investments Trusts (“Nareit”) (and together, the "Licensor Parties”).  FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the FTSE EPRA/Nareit Developed Index (the “Index”) vest in the Licensor Parties. “FTSE®” and “FTSE Russell®” are trade mark(s) of the relevant LSE Group company under license. “Nareit®” is a trademark of Nareit, “EPRA®” is a trademark of EPRA and all are used by the LSE Group under license.
The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The Licensor Parties doe not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operations of the Fund. The Licensor Parties makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Adviser.
Information has been obtained from sources believed to be reliable, but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used or distributed without J.P. Morgan’s prior written approval. Copyright 2024, JPMorgan Chase & Co. All rights reserved.
THE INTERNATIONAL EQUITY INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY LICENSEE. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE FUND OR THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR

INDEX DISCLAIMERS
ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller, or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark, or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
The GuideStone Funds Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. (“S&P®”). S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally, or in the Fund particularly, or the ability of the S&P 500® Index to track general stock market performance. S&P®’s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to the Trust or the Fund. S&P® has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S& P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.
S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN, AND S&P® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED
WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MyDestination 2015 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to fixed income securities with smaller percentages allocated to equity securities, real assets and alternative investments. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 57% fixed income securities, 41% equity securities, 1% real assets and 1% alternative investments as of December 31, 2023.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 10.86%, net of fees, for the one-year period ended December 31, 2023. Contribution to absolute performance from each major asset class was additive in a strong year for almost all financial assets. Exposure to U.S. equities was a significant driver of relatively stronger performance with U.S. financial assets generally outpacing those in other markets. U.S. equities, led by the Magnificent Seven stocks (Apple, Alphabet, Microsoft, Amazon, Meta, Tesla and Nvidia), outperformed fixed income. The U.S. regional banking crisis in March became a distant memory by the second half of the year as the economy demonstrated resilience despite aggressive monetary policy. The persistently solid labor market and consumer debt service-to-income near historic lows helped fuel consumption. Fixed income markets delivered a strong rally into year-end as the market started to price in rate cuts for early 2024. Despite the euro area and U.K. economies muddling through the inflation battle in a weakening economy, international developed equity market performance broadly was strong in absolute terms. China’s economic recovery following its post-COVID reopening was anemic, and the subsequent policy measures to stimulate the economy did not keep pace with expectations. The Equity Index Fund was the largest contributor to Fund performance due to its broad exposure to the strength of the S&P 500® Index.  Intermediate duration bonds rallied into the end of the year as markets raced to price in rate cuts, and exposure to the Medium-Duration Bond Fund was the strongest performer within the fixed income allocation. The contribution to absolute performance by the Fund’s exposure to real assets, via its investment in the Global Real Estate Securities Fund as well as Treasury Inflation Protected Securities (TIPS), was also positive. Exposures to the Strategic Alternatives Fund and Defensive Market Strategies® Fund were positive contributors to the Fund’s performance. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific retirement year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market, economic and geopolitical conditions and other factors. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
See Notes to Financial Statements.

MyDestination 2015 Fund (Unaudited)
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	47.8
U.S. Equity Select Funds	31.5
Non-U.S. Equity Select Funds	10.4
U.S. Treasury Obligations	7.3
Money Market Funds	2.1
Alternative Select Fund	1.0
Real Assets Select Fund	0.5
100.6
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*
One Year	11.17%	10.86%**
Five Year	5.51%	5.25%
Ten Year	N/A	4.23%
Since Inception	4.62%	4.28%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	0.45%	0.75%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.45% for the Institutional Class and 0.75% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2024.

See Notes to Financial Statements.

MyDestination 2015 Fund (Unaudited)

$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Investor Class*
Bloomberg US Treasury 1-3 Year Index
Bloomberg US Aggregate Bond Index
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$29,641
$15,132
$14,561
$11,964
$11,300
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Total returns may differ  from the  financial highlights due to adjustments required by U.S. GAAP.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
MUTUAL FUNDS — 91.2%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	5,562,386	$ 71,254,162
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	16,393,117	210,979,421
GuideStone Global Bond Fund (Institutional Class)∞	4,203,138	36,693,395
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	6,303,150	72,738,355
GuideStone Equity Index Fund (Institutional Class)∞	2,593,318	126,113,056
GuideStone International Equity Index Fund (Institutional Class)∞	4,302,438	48,617,544
GuideStone Small Cap Equity Fund (Institutional Class)∞	676,531	11,561,919
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	2,342,708	20,896,952
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	388,705	3,475,020
GuideStone Strategic Alternatives Fund (Institutional Class)∞	715,343	6,588,307
Total Mutual Funds (Cost $617,441,731)		608,918,131
MONEY MARKET FUNDS — 2.1%
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	9,212,694	9,212,694
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	4,922,819	4,922,819
Total Money Market Funds (Cost $14,135,513)		14,135,513

	Par	Value
U.S. TREASURY OBLIGATIONS — 7.3%
U.S. Treasury Bill
4.98%, 03/28/24Ω	$ 830,000	$ 819,706
U.S. Treasury Inflationary Index Bonds
3.88%, 04/15/29	10,546,184	11,646,653
3.38%, 04/15/32	5,763,422	6,468,518
0.63%, 02/15/43	3,432,535	2,702,795
1.00%, 02/15/48	2,089,847	1,702,044
0.13%, 02/15/51	1,961,705	1,228,568
1.50%, 02/15/53	652,075	597,138
		24,345,716
U.S. Treasury Inflationary Index Notes
0.13%, 07/15/24	1,882,725	1,850,422
0.13%, 07/15/26	12,399,190	11,822,505
0.38%, 07/15/27	4,339,272	4,127,891
0.63%, 07/15/32	5,453,489	5,000,339
1.38%, 07/15/33	577,438	562,125
		23,363,282
Total U.S. Treasury Obligations (Cost $52,933,962)		48,528,704
TOTAL INVESTMENTS — 100.6% (Cost $684,511,206)		671,582,348
Liabilities in Excess of Other Assets — (0.6)%		(3,901,530)
NET ASSETS — 100.0%		$667,680,818

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 14,135,513	$ 14,135,513	$ —	$ —
Mutual Funds	608,918,131	608,918,131	—	—
U.S. Treasury Obligations	48,528,704	—	48,528,704	—
Total Assets - Investments in Securities	$671,582,348	$623,053,644	$48,528,704	$ —

See Notes to Financial Statements.

MyDestination 2025 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed income securities, real assets and alternative investments. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 47% fixed income securities, 51% equity securities, 1% real assets and 1% alternative investments as of December 31, 2023.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 12.64%, net of fees, for the one-year period ended December 31, 2023. Contribution to absolute performance from each major asset class was additive in a strong year for almost all financial assets. Exposure to U.S. equities was a significant driver of relatively stronger performance with U.S. financial assets generally outpacing those in other markets. U.S. equities, led by the Magnificent Seven stocks (Apple, Alphabet, Microsoft, Amazon, Meta, Tesla and Nvidia), outperformed fixed income. The U.S. regional banking crisis in March became a distant memory by the second half of the year as the economy demonstrated resilience despite aggressive monetary policy. The persistently solid labor market and consumer debt service-to-income near historic lows helped fuel consumption. Fixed income markets delivered a strong rally into year-end as the market started to price in rate cuts for early 2024. Despite the euro area and U.K. economies muddling through the inflation battle in a weakening economy, international developed equity market performance broadly was strong in absolute terms. China’s economic recovery following its post-COVID reopening was anemic, and the subsequent policy measures to stimulate the economy did not keep pace with expectations. The Equity Index Fund was the largest contributor to Fund performance due to its broad exposure to the strength of the S&P 500® Index.  Intermediate duration bonds rallied into the end of the year as markets raced to price in rate cuts, and exposure to the Medium-Duration Bond Fund was the strongest performer within the fixed income allocation. The contribution to absolute performance by the Fund’s exposure to real assets, via its investment in the Global Real Estate Securities Fund as well as Treasury Inflation Protected Securities (TIPS), was also positive. Exposures to the Strategic Alternatives Fund and Defensive Market Strategies® Fund was positive contributors to the Fund’s performance.  For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific retirement year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market, economic and political conditions and other factors. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
See Notes to Financial Statements.

MyDestination 2025 Fund (Unaudited)
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	39.9
U.S. Equity Select Funds	39.3
Non-U.S. Equity Select Funds	13.4
U.S. Treasury Obligations	4.0
Money Market Funds	2.3
Alternative Select Fund	1.0
Real Assets Select Fund	0.7
100.6
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*
One Year	12.83%	12.64%
Five Year	6.82%	6.56%
Ten Year	N/A	5.05%
Since Inception	5.68%	4.76%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	0.45%	0.75%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.45% for the Institutional Class and 0.75% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2024.

See Notes to Financial Statements.

MyDestination 2025 Fund (Unaudited)

$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Investor Class*
Bloomberg US Treasury 1-3 Year Index
Bloomberg US Aggregate Bond Index
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$29,641
$16,359
$14,561
$11,964
$11,300
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

MYDESTINATION 2025 FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
MUTUAL FUNDS — 94.3%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	6,308,346	$ 80,809,915
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	41,091,462	528,847,113
GuideStone Global Bond Fund (Institutional Class)∞	11,087,568	96,794,468
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	19,999,359	230,792,608
GuideStone Equity Index Fund (Institutional Class)∞	8,694,540	422,815,500
GuideStone International Equity Index Fund (Institutional Class)∞	14,749,854	166,673,345
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,452,393	41,911,399
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	8,019,068	71,530,087
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,473,700	13,174,877
GuideStone Strategic Alternatives Fund (Institutional Class)∞	1,903,086	17,527,420
Total Mutual Funds (Cost $1,638,589,903)		1,670,876,732
MONEY MARKET FUNDS — 2.3%
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	29,378,615	29,378,615
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	11,590,510	11,590,510
Total Money Market Funds (Cost $40,969,125)		40,969,125

	Par	Value
U.S. TREASURY OBLIGATIONS — 4.0%
U.S. Treasury Bill
4.98%, 03/28/24Ω	$ 1,200,000	$ 1,185,117
U.S. Treasury Inflationary Index Bonds
3.88%, 04/15/29	15,608,727	17,237,459
3.38%, 04/15/32	8,580,132	9,629,824
0.63%, 02/15/43	5,265,896	4,146,394
1.00%, 02/15/48	3,106,698	2,530,203
0.13%, 02/15/51	3,302,991	2,068,583
1.50%, 02/15/53	734,879	672,966
		36,285,429
U.S. Treasury Inflationary Index Notes
0.13%, 07/15/24	2,811,778	2,763,534
0.13%, 07/15/26	18,040,436	17,201,378
0.38%, 07/15/27	6,376,843	6,066,205
0.63%, 07/15/32	8,074,341	7,403,414
1.38%, 07/15/33	891,484	867,842
		34,302,373
Total U.S. Treasury Obligations (Cost $77,278,748)		71,772,919
TOTAL INVESTMENTS — 100.6% (Cost $1,756,837,776)		1,783,618,776
Liabilities in Excess of Other Assets — (0.6)%		(11,278,410)
NET ASSETS — 100.0%		$1,772,340,366

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 40,969,125	$ 40,969,125	$ —	$ —
Mutual Funds	1,670,876,732	1,670,876,732	—	—
U.S. Treasury Obligations	71,772,919	—	71,772,919	—
Total Assets - Investments in Securities	$1,783,618,776	$1,711,845,857	$71,772,919	$ —

See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed income securities, real assets and alternative investments. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 27% fixed income securities, 71% equity securities, 1% real assets and 1% alternative investments as of December 31, 2023.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 15.82%, net of fees, for the one-year period ended December 31, 2023. Contribution to absolute performance from each major asset class was additive in a strong year for almost all financial assets. Exposure to U.S. equities was a significant driver of relatively stronger performance with U.S. financial assets generally outpacing those in other markets. U.S. equities, led by the Magnificent Seven stocks (Apple, Alphabet, Microsoft, Amazon, Meta, Tesla and Nvidia), outperformed fixed income. The U.S. regional banking crisis in March became a distant memory by the second half of the year as the economy demonstrated resilience despite aggressive monetary policy. The persistently solid labor market and consumer debt service-to-income near historic lows helped fuel consumption. Fixed income markets delivered a strong rally into year-end as the market started to price in rate cuts for early 2024. Despite the euro area and U.K. economies muddling through the inflation battle in a weakening economy, international developed equity market performance broadly was strong in absolute terms. China’s economic recovery following its post-COVID reopening was anemic, and the subsequent policy measures to stimulate the economy did not keep pace with expectations. The Equity Index Fund was the largest contributor to Fund performance due to its broad exposure to the strength of the S&P 500® Index. Broadly, fixed income markets delivered positive returns alongside equity markets, albeit to a lesser extent. As such, the contribution to performance emanating from the fixed income Funds was additive. The contribution to absolute performance by the Fund’s exposure to real assets, via its investment in the Global Real Estate Securities Fund, was also positive. Exposures to the Strategic Alternatives Fund and Defensive Market Strategies® Fund were positive contributors to Fund performance on a relative basis. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific retirement year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market, economic and political conditions and other factors. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	49.5
Fixed Income Select Funds	25.9
Non-U.S. Equity Select Funds	20.7
Money Market Funds	2.3
Real Assets Select Fund	1.1
Alternative Select Fund	0.8
100.3
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*
One Year	16.23%	15.82%
Five Year	8.85%	8.57%
Ten Year	N/A	5.91%
Since Inception	7.21%	5.22%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	0.45%	0.75%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.45% for the Institutional Class and 0.75% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2024.

See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)

$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Investor Class*
Bloomberg US Treasury 1-3 Year Index
Bloomberg US Aggregate Bond Index
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$29,641
$17,753
$14,561
$11,964
$11,300
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
MUTUAL FUNDS — 98.0%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	26,463,788	$340,588,951
GuideStone Global Bond Fund (Institutional Class)∞	9,795,487	85,514,600
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	14,085,285	162,544,188
GuideStone Equity Index Fund (Institutional Class)∞	12,118,957	589,344,915
GuideStone International Equity Index Fund (Institutional Class)∞	21,062,260	238,003,544
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,677,196	62,843,276
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	11,551,852	103,042,518
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	2,028,278	18,132,803
	Shares	Value
GuideStone Strategic Alternatives Fund (Institutional Class)∞	1,378,248	$ 12,693,664
Total Mutual Funds (Cost $1,530,772,924)		1,612,708,459
MONEY MARKET FUNDS — 2.3%
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	33,385,321	33,385,321
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	5,042,416	5,042,416
Total Money Market Funds (Cost $38,427,737)		38,427,737
TOTAL INVESTMENTS — 100.3% (Cost $1,569,200,661)		1,651,136,196
Liabilities in Excess of Other Assets — (0.3)%		(5,346,301)
NET ASSETS — 100.0%		$1,645,789,895

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 38,427,737	$ 38,427,737	$ —	$ —
Mutual Funds	1,612,708,459	1,612,708,459	—	—
Total Assets - Investments in Securities	$1,651,136,196	$1,651,136,196	$ —	$ —

See Notes to Financial Statements.

MyDestination 2045 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 12% fixed income securities, 86% equity securities and 2% real assets as of December 31, 2023.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 18.69%, net of fees, for the one-year period ended December 31, 2023. Contribution to absolute performance from each major asset class was additive in a strong year for almost all financial assets. Exposure to U.S. equities was a significant driver of relatively stronger performance with U.S. financial assets generally outpacing those in other markets. U.S. equities, led by the Magnificent Seven stocks (Apple, Alphabet, Microsoft, Amazon, Meta, Tesla and Nvidia), outperformed fixed income. The U.S. regional banking crisis in March became a distant memory by the second half of the year as the economy demonstrated resilience despite aggressive monetary policy. The persistently solid labor market and consumer debt service-to-income near historic lows helped fuel consumption. Fixed income markets delivered a strong rally into year-end as the market started to price in rate cuts for early 2024. Despite the euro area and U.K. economies muddling through the inflation battle in a weakening economy, international developed equity market performance broadly was strong in absolute terms. China’s economic recovery following its post-COVID reopening was anemic, and the subsequent policy measures to stimulate the economy did not keep pace with expectations. The Equity Index Fund was the largest contributor to Fund performance due to its broad exposure to the strength of the S&P 500® Index.  Broadly, fixed income markets delivered positive returns alongside equity markets, albeit to a lesser extent. As such, the contribution to performance emanating from the fixed income Funds was additive. The contribution to absolute performance by the Fund’s exposure to real assets, via its investment in the Global Real Estate Securities Fund, was also positive. Exposure to the Defensive Market Strategies® Fund was a positive contributor to Fund performance. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific retirement year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market, economic and political conditions and other factors. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
See Notes to Financial Statements.

MyDestination 2045 Fund (Unaudited)
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	57.9
Non-U.S. Equity Select Funds	27.8
Fixed Income Select Funds	11.0
Money Market Funds	2.0
Real Assets Select Fund	1.4
100.1
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*
One Year	18.81%**	18.69%
Five Year	10.29%	10.02%
Ten Year	N/A	6.66%
Since Inception	8.31%	5.58%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	0.45%	0.72%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.45% for the Institutional Class and 0.75% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2024.

See Notes to Financial Statements.

MyDestination 2045 Fund (Unaudited)

Investor Class*
Bloomberg US Treasury 1-3 Year Index
Bloomberg US Aggregate Bond Index
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$29,641
$19,048
$14,561
$11,964
$11,300
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Total returns may differ from the financial highlights due to adjustments required by U.S. GAAP.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
MUTUAL FUNDS — 98.1%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	8,973,293	$ 115,486,277
GuideStone Global Bond Fund (Institutional Class)∞	3,322,281	29,003,514
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	5,984,394	69,059,910
GuideStone Equity Index Fund (Institutional Class)∞	12,800,147	622,471,159
GuideStone International Equity Index Fund (Institutional Class)∞	22,534,777	254,642,977
GuideStone Small Cap Equity Fund (Institutional Class)∞	4,066,452	69,495,663
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	12,347,806	110,142,433
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	2,085,236	18,642,008
Total Mutual Funds (Cost $1,160,628,639)		1,288,943,941
	Shares	Value
MONEY MARKET FUNDS — 2.0%
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	24,946,451	$ 24,946,451
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	1,244,194	1,244,194
Total Money Market Funds (Cost $26,190,645)		26,190,645
TOTAL INVESTMENTS — 100.1% (Cost $1,186,819,284)		1,315,134,586
Liabilities in Excess of Other Assets — (0.1)%		(1,059,015)
NET ASSETS — 100.0%		$1,314,075,571

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 26,190,645	$ 26,190,645	$ —	$ —
Mutual Funds	1,288,943,941	1,288,943,941	—	—
Total Assets - Investments in Securities	$1,315,134,586	$1,315,134,586	$ —	$ —

See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 6% fixed income securities, 92% equity securities and 2% real assets as of December 31, 2023.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 19.49%, net of fees, for the one-year period ended December 31, 2023. Contribution to absolute performance from each major asset class was additive in a strong year for almost all financial assets. Exposure to U.S. equities was a significant driver of relatively stronger performance with U.S. financial assets generally outpacing those in other markets. U.S. equities, led by the Magnificent Seven stocks (Apple, Alphabet, Microsoft, Amazon, Meta, Tesla and Nvidia), outperformed fixed income. The U.S. regional banking crisis in March became a distant memory by the second half of the year as the economy demonstrated resilience despite aggressive monetary policy. The persistently solid labor market and consumer debt service-to-income near historic lows helped fuel consumption. Fixed income markets delivered a strong rally into year-end as the market started to price in rate cuts for early 2024. Despite the euro area and U.K. economies muddling through the inflation battle in a weakening economy, international developed equity market performance broadly was strong in absolute terms. China’s economic recovery following its post-COVID reopening was anemic, and the subsequent policy measures to stimulate the economy did not keep pace with expectations. The Equity Index Fund was the largest contributor to Fund performance due to its broad exposure to the strength of the S&P 500® Index.  Broadly, fixed income markets delivered positive returns alongside equity markets, albeit to a lesser extent. As such, the contribution to performance emanating from the fixed income Funds was additive. The contribution to absolute performance by the Fund’s exposure to real assets, via its investment in the Global Real Estate Securities Fund, was also positive. Exposure to the Defensive Market Strategies® Fund was a positive contributor to Fund performance. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific retirement year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market, economic and political conditions and other factors. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	61.7
Non-U.S. Equity Select Funds	29.9
Fixed Income Select Funds	4.9
Money Market Funds	2.3
Real Assets Select Fund	1.5
100.3
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*
One Year	19.88%	19.49%
Five Year	10.70%	10.41%
Ten Year	N/A	6.92%
Since Inception	8.63%	8.80%
Inception Date	05/01/17	01/01/12
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	0.45%	0.75%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.45% for the Institutional Class and 0.75% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2024.

See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)

Investor Class*
Bloomberg US Treasury 1-3M Index
Bloomberg US Aggregate Bond Index
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
$29,641
$19,524
$14,561
$11,964
$11,300

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

MYDESTINATION 2055 FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
MUTUAL FUNDS — 98.0%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	1,844,870	$ 23,743,471
GuideStone Global Bond Fund (Institutional Class)∞	663,849	5,795,404
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	2,715,406	31,335,783
GuideStone Equity Index Fund (Institutional Class)∞	6,375,350	310,033,266
GuideStone International Equity Index Fund (Institutional Class)∞	11,195,223	126,506,017
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,023,036	34,573,687
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	6,205,776	55,355,527
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,050,059	9,387,527
Total Mutual Funds (Cost $540,887,218)		596,730,682
	Shares	Value
MONEY MARKET FUNDS — 2.3%
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	12,205,770	$ 12,205,770
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	1,506,408	1,506,408
Total Money Market Funds (Cost $13,712,178)		13,712,178
TOTAL INVESTMENTS — 100.3% (Cost $554,599,396)		610,442,860
Liabilities in Excess of Other Assets — (0.3)%		(1,577,277)
NET ASSETS — 100.0%		$608,865,583

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 13,712,178	$ 13,712,178	$ —	$ —
Mutual Funds	596,730,682	596,730,682	—	—
Total Assets - Investments in Securities	$610,442,860	$610,442,860	$ —	$ —

See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2023
	MyDestination 2015 Fund	MyDestination 2025 Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 53,451,523	$ 83,363,429
Investments in securities of affiliated issuers, at value	618,130,825	1,700,255,347
Total investments, at value(1)	671,582,348	1,783,618,776
Receivables:
Dividends	38,829	104,062
Interest	184,386	272,631
Investment securities sold	1,894,246	2,336,388
Fund shares sold	32,503	283,124
Prepaid expenses and other assets	24,615	30,843
Total Assets	673,756,927	1,786,645,824
Liabilities
Cash Overdraft	2,900,022	9,949,917
Payables:
Investment securities purchased	2,951,459	3,882,050
Fund shares redeemed	55,255	87,477
Accrued expenses:
Investment advisory fees	33,504	101,928
Shareholder servicing fees	88,922	227,137
Director fees	1,253	2,338
Other expenses	45,694	54,611
Total Liabilities	6,076,109	14,305,458
Commitments and contingencies	— (2)	— (2)
Net Assets	$667,680,818	$1,772,340,366
Net Assets Consist of:
Paid-in-capital	$687,782,204	$1,752,067,913
Distributable earnings (loss)	(20,101,386)	20,272,453
Net Assets	$667,680,818	$1,772,340,366
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$242,557,698	$ 680,628,003
Institutional shares outstanding	25,273,519	67,758,688
Net asset value, offering and redemption price per Institutional share	$ 9.60	$ 10.04
Net assets applicable to the Investor Class	$425,123,120	$1,091,712,363
Investor shares outstanding	44,304,488	108,631,818
Net asset value, offering and redemption price per Investor share	$ 9.60	$ 10.05

(1)Investments in securities of unaffiliated issuers, at cost	$ 57,856,781	$ 88,869,258
Investments in securities of affiliated issuers, at cost	626,654,425	1,667,968,518
Total investments, at cost	$684,511,206	$1,756,837,776
(2)See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 5,042,416	$ 1,244,194	$ 1,506,408
1,646,093,780	1,313,890,392	608,936,452
1,651,136,196	1,315,134,586	610,442,860

128,873	101,306	48,471
—	—	—
300,000	—	—
915,680	162,472	423,469
28,821	27,274	26,756
1,652,509,570	1,315,425,638	610,941,556

4,950,000	19	699,948

1,000,000	600,000	1,200,000
423,519	439,996	10,827

89,039	96,018	41,689
195,411	155,409	70,370
2,074	1,742	1,579
59,632	56,883	51,560
6,719,675	1,350,067	2,075,973
— (2)	— (2)	— (2)
$1,645,789,895	$1,314,075,571	$608,865,583

$1,558,738,877	$1,175,606,493	$549,081,772
87,051,018	138,469,078	59,783,811
$1,645,789,895	$1,314,075,571	$608,865,583

$ 699,632,386	$ 561,262,424	$266,001,955
66,910,968	52,137,836	17,198,098
$ 10.46	$ 10.76	$ 15.47
$ 946,157,509	$ 752,813,147	$342,863,628
90,553,180	70,041,818	22,232,966
$ 10.45	$ 10.75	$ 15.42

$ 5,042,416	$ 1,244,194	$ 1,506,408
1,564,158,245	1,185,575,090	553,092,988
$1,569,200,661	$1,186,819,284	$554,599,396

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2023
MyDestination 2015 Fund
Investment Income
Dividends	$ 17,550
Income distributions received from affiliated funds	16,622,387
Interest	1,403,123
Total Investment Income	18,043,060
Expenses
Investment advisory fees	696,872
Transfer agent fees:
Institutional shares	3,717
Investor shares	19,681
Custodian fees	16,663
Shareholder servicing fees:
Investor shares	1,045,422
Accounting and administration fees	24,674
Professional fees	91,337
Blue sky fees:
Institutional shares	14,246
Investor shares	16,036
Shareholder reporting fees:
Institutional shares	18
Investor shares	14,435
Directors expenses	7,475
Line of credit facility fees	2,572
Other expenses	45,925
Recoupment of prior expenses reduced by the Advisor	11,741
Total Expenses	2,010,814
Expenses waived/reimbursed(1)	(187,561)
Net Expenses	1,823,253
Net Investment Income	16,219,807
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	3,907,710
Net realized gain on investment securities of affiliated issuers	3,367,416
Net realized loss on investment securities of unaffiliated issuers	(1,797,976)
Net realized loss on futures transactions	(24,952)
Net realized gain	5,452,198
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	44,531,868
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	2,280,433
Net change in unrealized appreciation (depreciation)	46,812,301
Net Realized and Unrealized Gain	52,264,499
Net Increase in Net Assets Resulting from Operations	$68,484,306

(1)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 16,286	$ 4,467	$ 44,751	$ 771
42,598,965	36,230,787	26,132,129	11,588,548
2,117,843	1,706	1,400	—
44,733,094	36,236,960	26,178,280	11,589,319

1,750,602	1,499,970	1,172,302	520,312

3,792	3,835	3,763	3,732
30,922	26,259	21,764	20,156
26,002	26,628	24,015	19,606

2,605,126	2,147,943	1,667,909	722,763
54,092	48,317	38,454	18,849
92,103	91,927	91,674	91,199

15,246	15,246	15,246	10,748
16,969	17,253	16,460	5,498

23	139	319	9
26,850	24,637	21,247	19,651
13,210	11,514	9,724	8,585
6,697	5,976	4,685	2,098
71,898	80,963	70,820	55,377
60,564	61,236	20,334	78,412
4,774,096	4,061,843	3,178,716	1,576,995
(380,655)	(274,075)	(69,672)	(63,127)
4,393,441	3,787,768	3,109,044	1,513,868
40,339,653	32,449,192	23,069,236	10,075,451

12,742,690	16,831,368	16,826,438	8,289,386
3,285,051	15,547,522	9,843,800	3,394,908
(1,848,982)	—	—	—
(102,055)	(58,988)	(40,261)	(28,846)
14,076,704	32,319,902	26,629,977	11,655,448
147,576,241	160,240,807	154,645,302	73,577,972
2,222,179	—	—	—
149,798,420	160,240,807	154,645,302	73,577,972
163,875,124	192,560,709	181,275,279	85,233,420
$204,214,777	$225,009,901	$204,344,515	$95,308,871
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	MyDestination 2015 Fund		MyDestination 2025 Fund
	For the Year Ended		For the Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22

Operations:
Net investment income	$ 16,219,807	$ 10,845,126	$ 40,339,653	$ 24,257,121
Net realized gain on investment securities and futures transactions	5,452,198	19,688,884	14,076,704	55,603,730
Net change in unrealized appreciation (depreciation) on investment securities and futures	46,812,301	(125,494,870)	149,798,420	(333,050,758)
Net increase (decrease) in net assets resulting from operations	68,484,306	(94,960,860)	204,214,777	(253,189,907)
Distributions to Shareholders:
Distributions paid
Institutional shares	(9,568,347)	(16,080,809)	(22,966,277)	(43,588,582)
Investor shares	(15,625,221)	(28,848,121)	(33,935,727)	(70,624,252)
Return of capital
Institutional shares	—	—	—	—
Investor shares	—	—	—	—
Total distributions	(25,193,568)	(44,928,930)	(56,902,004)	(114,212,834)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	31,700,254	82,394,063	89,822,575	207,115,538
Investor shares	25,521,838	31,683,118	61,844,521	63,627,566
Reinvestment of dividends and distributions
Institutional shares	9,568,347	16,080,809	22,966,277	43,588,581
Investor shares	15,621,888	28,844,637	33,931,781	70,616,203
Total proceeds from shares sold and reinvested	82,412,327	159,002,627	208,565,154	384,947,888
Value of shares redeemed
Institutional shares	(38,638,110)	(39,514,382)	(96,194,287)	(49,720,875)
Investor shares	(61,223,079)	(84,460,063)	(112,662,031)	(129,197,425)
Total value of shares redeemed	(99,861,189)	(123,974,445)	(208,856,318)	(178,918,300)
Net increase (decrease) from capital share transactions(1)	(17,448,862)	35,028,182	(291,164)	206,029,588
Total increase (decrease) in net assets	25,841,876	(104,861,608)	147,021,609	(161,373,153)
Net Assets:
Beginning of Year	641,838,942	746,700,550	1,625,318,757	1,786,691,910
End of Year	$667,680,818	$ 641,838,942	$1,772,340,366	$1,625,318,757

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22

$ 32,449,192	$ 18,683,072	$ 23,069,236	$ 14,305,140	$ 10,075,451	$ 5,780,213
32,319,902	45,442,728	26,629,977	29,778,397	11,655,448	9,297,519
160,240,807	(299,032,541)	154,645,302	(239,035,644)	73,577,972	(95,245,484)
225,009,901	(234,906,741)	204,344,515	(194,952,107)	95,308,871	(80,167,752)

(26,696,097)	(40,255,248)	(19,093,738)	(29,062,734)	(7,976,461)	(10,818,466)
(33,637,518)	(54,166,932)	(23,965,038)	(38,904,804)	(9,488,697)	(14,434,971)

—	—	—	—	—	—
—	—	—	—	—	—
(60,333,615)	(94,422,180)	(43,058,776)	(67,967,538)	(17,465,158)	(25,253,437)

99,415,522	190,049,365	90,858,503	106,471,021	72,672,127	46,662,378
89,244,637	72,523,171	79,506,880	63,610,295	62,758,953	53,121,148

26,696,097	40,255,248	19,093,738	29,062,734	7,976,461	10,818,466
33,636,181	54,164,673	23,962,746	38,904,777	9,488,721	14,434,761
248,992,437	356,992,457	213,421,867	238,048,827	152,896,262	125,036,753

(69,681,806)	(26,310,624)	(55,851,204)	(17,866,622)	(33,456,606)	(9,223,921)
(72,102,897)	(57,055,100)	(47,831,944)	(28,923,819)	(27,766,436)	(12,355,242)
(141,784,703)	(83,365,724)	(103,683,148)	(46,790,441)	(61,223,042)	(21,579,163)
107,207,734	273,626,733	109,738,719	191,258,386	91,673,220	103,457,590
271,884,020	(55,702,188)	271,024,458	(71,661,259)	169,516,933	(1,963,599)

1,373,905,875	1,429,608,063	1,043,051,113	1,114,712,372	439,348,650	441,312,249
$1,645,789,895	$1,373,905,875	$1,314,075,571	$1,043,051,113	$608,865,583	$439,348,650
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
MyDestination 2015 Fund
Institutional Class
2023	$ 8.99	$0.25	$ 0.75	$ 1.00	$(0.27)	$(0.12)	$(0.39)	$ 9.60	11.17%	$ 242,558	0.10%	0.15%	2.69%	27%
2022	11.09	0.19	(1.61)	(1.42)	(0.19)	(0.49)	(0.68)	8.99	(12.87)	224,236	0.11	0.15	1.91	21
2021	10.95	0.17	0.59	0.76	(0.26)	(0.36)	(0.62)	11.09	6.98	207,506	0.12	0.14	1.46	17
2020	10.40	0.16	0.82	0.98	(0.22)	(0.21)	(0.43)	10.95	9.41	169,812	0.06	0.14	1.58	23
2019	9.40	0.25	1.19	1.44	(0.28)	(0.16)	(0.44)	10.40	15.32	142,900	0.06	0.13	2.48	7
Investor Class
2023	$ 8.98	$0.22	$ 0.76	$ 0.98	$(0.24)	$(0.12)	$(0.36)	$ 9.60	10.99%	$ 425,123	0.38%	0.40%	2.38%	27%
2022	11.09	0.15	(1.60)	(1.45)	(0.17)	(0.49)	(0.66)	8.98	(13.10)	417,603	0.36	0.40	1.50	21
2021	10.95	0.13	0.60	0.73	(0.23)	(0.36)	(0.59)	11.09	6.72	539,194	0.37	0.39	1.15	17
2020	10.40	0.13	0.82	0.95	(0.19)	(0.21)	(0.40)	10.95	9.16	528,088	0.31	0.39	1.29	23
2019	9.40	0.21	1.21	1.42	(0.26)	(0.16)	(0.42)	10.40	15.09	524,696	0.31	0.38	2.09	7

MyDestination 2025 Fund
Institutional Class
2023	$ 9.21	$0.25	$ 0.93	$ 1.18	$(0.26)	$(0.09)	$(0.35)	$10.04	12.83%	$ 680,628	0.09%	0.13%	2.58%	31%
2022	11.53	0.18	(1.80)	(1.62)	(0.17)	(0.53)	(0.70)	9.21	(14.11)	606,791	0.11	0.13	1.76	14
2021	11.10	0.16	0.85	1.01	(0.28)	(0.30)	(0.58)	11.53	9.17	524,604	0.12	0.13	1.41	9
2020	10.42	0.17	0.97	1.14	(0.22)	(0.24)	(0.46)	11.10	10.95	449,798	0.08	0.12	1.60	19
2019	9.15	0.25	1.44	1.69	(0.27)	(0.15)	(0.42)	10.42	18.45	361,408	0.09	0.12	2.43	5
Investor Class
2023	$ 9.21	$0.22	$ 0.94	$ 1.16	$(0.23)	$(0.09)	$(0.32)	$10.05	12.64%	$1,091,712	0.37%	0.38%	2.27%	31%
2022	11.54	0.14	(1.79)	(1.65)	(0.15)	(0.53)	(0.68)	9.21	(14.40)	1,018,527	0.36	0.38	1.34	14
2021	11.11	0.13	0.85	0.98	(0.25)	(0.30)	(0.55)	11.54	8.91	1,262,088	0.37	0.38	1.15	9
2020	10.43	0.14	0.97	1.11	(0.19)	(0.24)	(0.43)	11.11	10.69	1,118,397	0.34	0.38	1.31	19
2019	9.16	0.21	1.45	1.66	(0.24)	(0.15)	(0.39)	10.43	18.18	1,048,140	0.34	0.37	2.06	5

MyDestination 2035 Fund
Institutional Class
2023	$ 9.36	$0.23	$ 1.28	$ 1.51	$(0.23)	$(0.18)	$(0.41)	$10.46	16.23%	$ 699,632	0.09%	0.12%	2.33%	11%
2022	12.00	0.17	(2.11)	(1.94)	(0.16)	(0.54)	(0.70)	9.36	(16.26)	572,407	0.13	0.13	1.67	11
2021	11.19	0.17	1.32	1.49	(0.30)	(0.38)	(0.68)	12.00	13.29	488,921	0.12	0.12	1.43	10
2020	10.22	0.16	1.18	1.34	(0.19)	(0.18)	(0.37)	11.19	13.15	379,986	0.14	0.14	1.61	11
2019	8.65	0.24	1.70	1.94	(0.24)	(0.13)	(0.37)	10.22	22.47	266,012	0.13	0.13	2.41	4
Investor Class
2023	$ 9.36	$0.20	$ 1.27	$ 1.47	$(0.20)	$(0.18)	$(0.38)	$10.45	15.82%	$ 946,158	0.37%	0.38%	2.04%	11%
2022	12.00	0.13	(2.10)	(1.97)	(0.13)	(0.54)	(0.67)	9.36	(16.46)	801,499	0.38	0.38	1.22	11
2021	11.19	0.14	1.32	1.46	(0.27)	(0.38)	(0.65)	12.00	13.04	940,687	0.38	0.38	1.16	10
2020	10.22	0.13	1.19	1.32	(0.17)	(0.18)	(0.35)	11.19	12.90	765,874	0.39	0.39	1.29	11
2019	8.65	0.20	1.72	1.92	(0.22)	(0.13)	(0.35)	10.22	22.16	662,810	0.39	0.39	2.01	4

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Estimated acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.37%, 0.38%, 0.38%, 0.34% and 0.33%, respectively, for 2023. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses is reflected in each Fund's total return.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
MyDestination 2045 Fund
Institutional Class
2023	$ 9.37	$0.22	$ 1.55	$ 1.77	$(0.21)	$(0.17)	$(0.38)	$10.76	18.94%	$561,262	0.11%	0.12%	2.12%	10%
2022	12.10	0.17	(2.24)	(2.07)	(0.15)	(0.51)	(0.66)	9.37	(17.08)	437,044	0.13	0.13	1.61	7
2021	10.97	0.17	1.65	1.82	(0.30)	(0.39)	(0.69)	12.10	16.61	422,303	0.13	0.13	1.41	10
2020	9.87	0.15	1.24	1.39	(0.17)	(0.12)	(0.29)	10.97	14.06	323,697	0.14	0.14	1.58	7
2019	8.21	0.22	1.79	2.01	(0.22)	(0.13)	(0.35)	9.87	24.56	230,295	0.13	0.13	2.31	4
Investor Class
2023	$ 9.36	$0.19	$ 1.55	$ 1.74	$(0.18)	$(0.17)	$(0.35)	$10.75	18.69%	$752,813	0.38%	0.38%	1.85%	10%
2022	12.09	0.13	(2.22)	(2.09)	(0.13)	(0.51)	(0.64)	9.36	(17.38)	606,007	0.38	0.38	1.25	7
2021	10.97	0.14	1.64	1.78	(0.27)	(0.39)	(0.66)	12.09	16.26	692,409	0.38	0.38	1.15	10
2020	9.87	0.12	1.24	1.36	(0.14)	(0.12)	(0.26)	10.97	13.80	553,181	0.41	0.41	1.26	7
2019	8.21	0.18	1.80	1.98	(0.19)	(0.13)	(0.32)	9.87	24.24	470,796	0.41	0.41	1.94	4

MyDestination 2055 Fund
Institutional Class
2023	$13.31	$0.30	$ 2.34	$ 2.64	$(0.29)	$(0.19)	$(0.48)	$15.47	19.88%	$266,002	0.14%	0.16%	2.08%	9%
2022	17.11	0.23	(3.20)	(2.97)	(0.21)	(0.62)	(0.83)	13.31	(17.43)	184,087	0.17	0.17	1.56	7
2021	15.37	0.24	2.44	2.68	(0.42)	(0.52)	(0.94)	17.11	17.46	178,971	0.17	0.17	1.39	11
2020	13.77	0.21	1.74	1.95	(0.22)	(0.13)	(0.35)	15.37	14.23	130,214	0.16	0.18	1.58	12
2019	11.48	0.30	2.58	2.88	(0.30)	(0.29)	(0.59)	13.77	25.15	77,156	0.16	0.20	2.26	10
Investor Class
2023	$13.28	$0.26	$ 2.32	$ 2.58	$(0.25)	$(0.19)	$(0.44)	$15.42	19.49%	$342,864	0.42%	0.43%	1.82%	9%
2022	17.07	0.19	(3.18)	(2.99)	(0.18)	(0.62)	(0.80)	13.28	(17.61)	255,261	0.42	0.42	1.27	7
2021	15.34	0.19	2.44	2.63	(0.38)	(0.52)	(0.90)	17.07	17.18	262,341	0.42	0.42	1.15	11
2020	13.76	0.17	1.73	1.90	(0.19)	(0.13)	(0.32)	15.34	13.85	189,213	0.42	0.44	1.27	12
2019	11.47	0.27	2.58	2.85	(0.27)	(0.29)	(0.56)	13.76	24.92	143,473	0.41	0.44	2.03	10

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Estimated acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.37%, 0.38%, 0.38%, 0.34% and 0.33%, respectively, for 2023. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses is reflected in each Fund's total return.
See Notes to Financial Statements.

Conservative Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities, real assets and alternative investments. The Fund had an approximate target asset allocation of 65% fixed income securities, 29% equity securities, 1% real assets and 5% alternative investments as of December 31, 2023.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 8.80%, net of fees, for the one-year period ended December 31, 2023. All major asset class groupings experienced positive performance contribution, as the year was one of solid returns for both equity and fixed income. In general, equity outperformed fixed income and U.S. equity outperformed non-U.S. equity for the year. Notable contributors to performance within the Fund include exposures to emerging markets and U.S. equities. The Fund’s largest fixed income exposure, the Low-Duration Bond Fund, had a strong year in absolute terms and was additive to Fund performance. The two passive U.S. equity Funds, the Growth Equity Index Fund, which broadly tracks the U.S. large cap growth segment of the market, and the Value Equity Index Fund, which broadly tracks the U.S. large cap value segment of the market, were both positive contributors to performance. While both active U.S. equity Funds were additive to performance during the year, the Growth Equity Fund contributed more to the Fund’s overall performance than the Value Equity Fund. The contribution to absolute performance by the Fund’s exposure to real assets, via its investment in the Global Real Estate Securities Fund, was additive. Exposures to the Strategic Alternatives Fund and Defensive Market Strategies® Fund were positive contributors to Fund performance. In 2023, the Investor Class of the Fund underperformed its composite benchmark of 49.00% Bloomberg US Treasury 1-3 Year Index, 16.00% Bloomberg US Aggregate Bond Index, 5.00% Bloomberg 1-3 Month US Treasury Bill Index, 21.00% Russell 3000® Index, 1.00% FTSE EPRA Nareit Developed Index and 8.00% MSCI ACSI (All Country World Index) ex USA Index (8.80% versus 9.97%). The performance difference between the Fund and the composite benchmark was due to the performance differences of the underlying Select Funds versus their respective benchmarks in addition to exposure differences between the Select Funds’ benchmarks and the Fund’s composite benchmark. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of fixed income securities with a smaller percentage of equity securities. The Fund may be suitable for investors who have a short- to medium-term investment horizon, possess a relatively low tolerance for risk and want some exposure to the growth potential of the equity market tempered by a larger allocation to short-term, fixed income securities. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund.
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	63.3
U.S. Equity Select Funds	21.8
Non-U.S. Equity Select Funds	7.6
Alternative Select Fund	4.9
Money Market Funds	2.0
Real Assets Select Fund	0.9
100.5

See Notes to Financial Statements.

Conservative Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	9.08%	8.80%	9.97%
Five Year	4.00%	3.74%	4.91%
Ten Year	N/A	2.78%	3.66%
Since Inception(1)	3.61%	3.48%	4.01%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2023 Prospectus)(2)#	0.66%	0.91%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
See Notes to Financial Statements.

Conservative Allocation Fund (Unaudited)

Investor Class*
Benchmark Index**
Bloomberg US Treasury 1-3 Year Index
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
$29,641
$14,561
$14,325
$13,157
$11,300

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Benchmark Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in the Select Funds.  The Benchmark Index is 49.00% Bloomberg US Treasury 1-3 Year Index, 5.00% Bloomberg 1-3 Month US Treasury Bill Index, 16.00% Bloomberg US Aggregate Bond Index, 21.00% Russell 3000® Index, 1.00% FTSE EPRA Nareit Developed Index and 8.00% MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Benchmark Index were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
The blended returns are calculated by the Adviser (an affiliate of GuideStone Financial Resources) using end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

See Notes to Financial Statements.

CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
MUTUAL FUNDS — 98.5%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	14,485,734	$185,562,248
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	4,096,945	52,727,687
GuideStone Global Bond Fund (Institutional Class)∞	1,433,878	12,517,753
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	2,739,309	31,611,626
GuideStone Impact Bond Fund (Institutional Class)∞	1,685,543	16,619,458
GuideStone Impact Equity Fund (Institutional Class)∞	675,622	7,519,675
GuideStone Value Equity Index Fund (Institutional Class)∞	587,298	6,378,055
GuideStone Value Equity Fund (Institutional Class)∞	1,048,694	18,845,021
GuideStone Growth Equity Index Fund (Institutional Class)∞	491,053	6,324,762
GuideStone Growth Equity Fund (Institutional Class)∞	786,212	18,680,386
GuideStone Small Cap Equity Fund (Institutional Class)∞	139,661	2,386,802
GuideStone International Equity Fund (Institutional Class)∞	1,622,254	22,565,555
	Shares	Value
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	1,108,601	$ 9,888,724
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	416,663	3,724,969
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,266,863	20,877,808
Total Mutual Funds (Cost $418,999,111)		416,230,529
MONEY MARKET FUNDS — 2.0%
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	6,716,388	6,716,388
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	1,925,000	1,925,000
Total Money Market Funds (Cost $8,641,388)		8,641,388
TOTAL INVESTMENTS — 100.5% (Cost $427,640,499)		424,871,917
Liabilities in Excess of Other Assets — (0.5)%		(2,068,559)
NET ASSETS — 100.0%		$422,803,358

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 8,641,388	$ 8,641,388	$ —	$ —
Mutual Funds	416,230,529	416,230,529	—	—
Total Assets - Investments in Securities	$424,871,917	$424,871,917	$ —	$ —
See Notes to Financial Statements.

Balanced Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined approximately equal percentages of exposure to equity securities and fixed income securities in addition to smaller allocations to real assets and alternative investments. The Fund had an approximate target asset allocation of 44% fixed income securities, 50% equity securities, 2% real assets and 4% alternative investments as of December 31, 2023.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 12.32%, net of fees, for the one-year period ended December 31, 2023. All major asset class groupings experienced positive performance contribution, as the year was one of solid returns for both equity and fixed income. In general, equity outperformed fixed income and U.S. equity outperformed non-U.S. equity for the year. Notable contributors to performance within the Fund include exposures to emerging markets and U.S. equities. The Medium-Duration Bond Fund held up the best, on a relative basis, within the fixed income allocation, which was additive to Fund performance. The two passive U.S. equity Funds, the Growth Equity Index Fund, which broadly tracks the U.S. large cap growth segment of the market, and the Value Equity Index Fund, which broadly tracks the U.S. large cap value segment of the market, were both positive contributors to the Fund’s performance. While both active U.S. equity Funds were additive to performance for the year, the Growth Equity Fund contributed more to the Fund’s overall performance than the Value Equity Fund. The contribution to absolute performance by the Fund’s exposure to real assets, via its investment in the Global Real Estate Securities Fund, was additive. Exposures to the Strategic Alternatives Fund and Defensive Market Strategies® Fund were additive to performance. In 2023, the Investor Class of the Fund underperformed its composite benchmark of 43.50% Bloomberg US Aggregate Bond Index, 4.00% Bloomberg 1-3 Month US Treasury Bill Index, 34.50% Russell 3000® Index, 2.00% FTSE EPRA Nareit Developed Index and 16.00% MSCI ACWI (All Country World Index) ex USA Index (12.32% versus 14.09%). The performance difference between the Fund and the composite benchmark was due to the performance differences of the underlying Select Funds versus their respective benchmarks in addition to exposure differences between the Select Funds’ benchmarks and the Fund’s composite benchmark. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining approximately equal percentages of fixed income securities and equity securities. This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of equities but want to achieve this result more slowly and with less volatility through a balanced allocation of fixed income and equity investments. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund.
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	41.9
U.S. Equity Select Funds	35.4
Non-U.S. Equity Select Funds	14.8
Alternative Select Fund	3.8
Money Market Funds	2.5
Real Assets Select Fund	1.8
100.2

See Notes to Financial Statements.

Balanced Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	12.49%***	12.32%	14.09%
Five Year	5.91%	5.65%	7.21%
Ten Year	N/A	4.17%	5.41%
Since Inception(1)	5.20%	5.02%	5.79%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2023 Prospectus)(2)#	0.72%	0.97%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
See Notes to Financial Statements.

Balanced Allocation Fund (Unaudited)

Investor Class*
Benchmark Index**
Bloomberg US Aggregate Bond Index
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
$29,641
$16,934
$15,042
$14,561
$11,964

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Benchmark Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in the Select Funds.  The Benchmark Index is 4.00% Bloomberg 1-3 Month US Treasury Bill Index, 43.50% Bloomberg US Aggregate Bond Index, 34.50% Russell 3000® Index, 2.00% FTSE EPRA Nareit Developed Index and 16.00% MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Benchmark Index were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
***Total returns may differ from the financial highlights due to adjustments required by U.S. GAAP.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
The blended returns are calculated by the Adviser (an affiliate of GuideStone Financial Resources) using end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

See Notes to Financial Statements.

BALANCED ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
MUTUAL FUNDS — 97.7%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	3,367,652	$ 43,139,628
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	27,828,347	358,150,833
GuideStone Global Bond Fund (Institutional Class)∞	11,388,844	99,424,609
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	11,125,374	128,386,817
GuideStone Impact Bond Fund (Institutional Class)∞	1,972,021	19,444,122
GuideStone Impact Equity Fund (Institutional Class)∞	2,624,553	29,211,271
GuideStone Value Equity Index Fund (Institutional Class)∞	3,127,720	33,967,036
GuideStone Value Equity Fund (Institutional Class)∞	5,488,931	98,636,097
GuideStone Growth Equity Index Fund (Institutional Class)∞	2,617,624	33,714,992
GuideStone Growth Equity Fund (Institutional Class)∞	4,137,153	98,298,755
GuideStone Small Cap Equity Fund (Institutional Class)∞	1,121,392	19,164,590
GuideStone International Equity Fund (Institutional Class)∞	9,157,834	127,385,467
	Shares	Value
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	6,375,651	$ 56,870,808
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	2,438,972	21,804,409
GuideStone Strategic Alternatives Fund (Institutional Class)∞	5,140,027	47,339,649
Total Mutual Funds (Cost $1,273,499,028)		1,214,939,083
MONEY MARKET FUNDS — 2.5%
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	29,252,723	29,252,723
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	1,600,000	1,600,000
Total Money Market Funds (Cost $30,852,723)		30,852,723
TOTAL INVESTMENTS — 100.2% (Cost $1,304,351,751)		1,245,791,806
Liabilities in Excess of Other Assets — (0.2)%		(1,935,248)
NET ASSETS — 100.0%		$1,243,856,558

Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2024	2	$ 225,240	$1,480
MSCI Emerging Markets	03/2024	2	103,370	2,197
S&P 500® E-Mini	03/2024	3	723,000	2,203
10-Year U.S. Treasury Note	03/2024	1	112,890	234
U.S. Treasury Long Bond	03/2024	2	249,875	2,063
Ultra 10-Year U.S. Treasury Note	03/2024	1	118,016	344
2-Year U.S. Treasury Note	03/2024	2	411,828	125
5-Year U.S. Treasury Note	03/2024	2	217,547	328
Total Futures Contracts outstanding at December 31, 2023			$2,161,766	$8,974
See Notes to Financial Statements.

BALANCED ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 30,852,723	$ 30,852,723	$ —	$ —
Mutual Funds	1,214,939,083	1,214,939,083	—	—
Total Assets - Investments in Securities	$1,245,791,806	$1,245,791,806	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 8,974	$ 8,974	$ —	$ —
Total Assets - Other Financial Instruments	$ 8,974	$ 8,974	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities, real assets and alternatives investments. The Fund had an approximate target asset allocation of 20% fixed income securities, 78% equity securities and 2% alternative investments as of December 31, 2023.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 16.57%, net of fees, for the one-year period ended December 31, 2023. All major asset class groupings experienced positive performance contribution. In general, equity outperformed fixed income and U.S. equity outperformed non-U.S. equity for the year. Notable contributors to performance within the Fund include exposures to emerging markets and U.S. equities. The Fund’s Medium-Duration Bond Fund held up the best, on a relative basis, within the fixed income allocation, which was additive to Fund performance. The two passive U.S. equity Funds, the Growth Equity Index Fund, which broadly tracks the U.S. large cap growth segment of the market, and the Value Equity Index Fund, which broadly tracks the U.S. large cap value segment of the market, were both positive contributors to performance. While both active U.S. equity Funds were additive to performance for the year, the Growth Equity Fund contributed more to the Fund’s overall performance than the Value Equity Fund. The contribution to absolute performance by the Fund’s exposure to real assets, via its investment in the Global Real Estate Securities Fund, was additive. Exposure to the Strategic Alternatives Fund was a positive contributor to Fund performance. In 2023, the Investor Class of the Fund underperformed its composite benchmark of 19.50% Bloomberg US Aggregate Bond Index, 2.50% Bloomberg 1-3 Month US Treasury Bill Index, 47.00% Russell 3000® Index, 3.00% FTSE EPRA Nareit Developed Index and 28.00% MSCI ACWI (All Country World Index) ex USA Index (16.57% versus 17.95%). The performance difference between the Fund and the composite benchmark was due to the performance differences of the underlying Select Funds versus their respective benchmarks in addition to exposure differences between the Select Funds’ benchmarks and the Fund’s composite benchmark. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of equity securities with a small percentage of fixed income securities. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all-stock portfolio. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund.
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	47.5
Non-U.S. Equity Select Funds	26.8
Fixed Income Select Funds	18.3
Real Assets Select Fund	2.7
Alternative Select Fund	2.4
Money Market Funds	2.3
100.0
See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	16.82%	16.57%	17.95%
Five Year	8.35%	8.06%	9.63%
Ten Year	N/A	5.53%	6.81%
Since Inception(1)	6.95%	5.68%	6.50%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2023 Prospectus)(2)#	0.79%	1.05%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)

Investor Class*
Benchmark Index**
Bloomberg US Aggregate Bond Index
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$29,641
$19,333
$17,128
$14,561
$11,964
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Benchmark Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in the Select Funds.  The Benchmark Index is 2.50% Bloomberg 1-3 Month US Treasury Bill Index, 19.50% Bloomberg US Aggregate Bond Index, 47.00% Russell 3000® Index, 3.00% FTSE EPRA Nareit Developed Index and 28.00% MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Benchmark Index were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
The blended returns are calculated by the Adviser (an affiliate of GuideStone Financial Resources) using end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
See Notes to Financial Statements.

GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
MUTUAL FUNDS — 97.7%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	917,648	$ 11,755,071
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	9,652,590	124,228,832
GuideStone Global Bond Fund (Institutional Class)∞	4,037,798	35,249,978
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	4,041,250	46,636,027
GuideStone Impact Bond Fund (Institutional Class)∞	1,619,447	15,967,746
GuideStone Impact Equity Fund (Institutional Class)∞	2,157,011	24,007,536
GuideStone Value Equity Index Fund (Institutional Class)∞	4,479,301	48,645,206
GuideStone Value Equity Fund (Institutional Class)∞	7,943,041	142,736,441
GuideStone Growth Equity Index Fund (Institutional Class)∞	3,761,778	48,451,702
GuideStone Growth Equity Fund (Institutional Class)∞	5,992,928	142,391,963
GuideStone Small Cap Equity Fund (Institutional Class)∞	1,989,103	33,993,771
GuideStone International Equity Fund (Institutional Class)∞	13,667,072	190,108,967
	Shares	Value
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	9,366,852	$ 83,552,322
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	3,122,799	27,917,820
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,679,264	24,676,025
Total Mutual Funds (Cost $1,018,864,922)		1,000,319,407
MONEY MARKET FUNDS — 2.3%
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	22,026,820	22,026,820
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	1,029,125	1,029,125
Total Money Market Funds (Cost $23,055,945)		23,055,945
TOTAL INVESTMENTS — 100.0% (Cost $1,041,920,867)		1,023,375,352
Other Assets in Excess of Liabilities — 0.0%		164,847
NET ASSETS — 100.0%		$1,023,540,199

Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2024	2	$225,240	$ 8,442
MSCI Emerging Markets	03/2024	2	103,370	4,518
S&P 500® E-Mini	03/2024	2	482,000	17,841
Ultra Long U.S. Treasury Bond	03/2024	1	133,594	12,916
Total Futures Contracts outstanding at December 31, 2023			$944,204	$43,717

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 23,055,945	$ 23,055,945	$ —	$ —
Mutual Funds	1,000,319,407	1,000,319,407	—	—
Total Assets - Investments in Securities	$1,023,375,352	$1,023,375,352	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 43,717	$ 43,717	$ —	$ —
Total Assets - Other Financial Instruments	$ 43,717	$ 43,717	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Aggressive Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund had a target asset allocation of 100% equity securities as of December 31, 2023.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 20.66%, net of fees, for the one-year period ended December 31, 2023. The two passive U.S. equity Funds, the Growth Equity Index Fund, which broadly tracks the U.S. large cap growth segment of the market, and the Value Equity Index Fund, which broadly tracks the U.S. large cap value segment of the market, were both positive contributors to performance. While both active U.S. equity Funds were additive to performance for the year, the Growth Equity Fund contributed more to the Fund’s overall performance than the Value Equity Fund. In 2023, the Investor Class of the Fund underperformed its composite benchmark of 60.00% Russell 3000® Index and 40% MSCI ACWI (All World Country Index) ex USA Index (20.66% versus 21.77%). The performance difference between the Fund and the composite benchmark was due to the performance differences of the underlying Select Funds versus their respective benchmarks in addition to exposure differences between the Select Funds’ benchmarks and the Fund’s composite benchmark. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of U.S. equity securities with a smaller percentage of non-U.S. equity securities. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and want to diversify by adding an aggressive investment option that combines U.S. and non-U.S. equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund.
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	60.5
Non-U.S. Equity Select Funds	37.1
Money Market Funds	2.3
99.9
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	20.92%	20.66%	21.77%
Five Year	10.59%	10.31%	11.94%
Ten Year	N/A	7.05%	8.43%
Since Inception(1)	8.53%	6.30%	7.26%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2023 Prospectus)(2)#	0.84%	1.10%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

See Notes to Financial Statements.

Aggressive Allocation Fund (Unaudited)
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Investor Class*
Benchmark Index**
Russell 3000® Index
MSCI ACWI (All Country World Index) ex USA Index
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
$29,641
$22,478
$19,770
$14,561

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Benchmark Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in the Select Funds. The Benchmark Index is 60% Russell 3000® Index and 40% MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Benchmark Index were modified effective December 1, 2012, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

Aggressive Allocation Fund (Unaudited)
The blended returns are calculated by the Adviser (an affiliate of GuideStone Financial Resources) using end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

See Notes to Financial Statements.

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
MUTUAL FUNDS — 97.6%
GuideStone Impact Equity Fund (Institutional Class)∞	3,446,512	$ 38,359,684
GuideStone Value Equity Index Fund (Institutional Class)∞	5,937,685	64,483,254
GuideStone Value Equity Fund (Institutional Class)∞	10,595,588	190,402,717
GuideStone Growth Equity Index Fund (Institutional Class)∞	4,987,605	64,240,351
GuideStone Growth Equity Fund (Institutional Class)∞	7,990,600	189,856,646
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,771,411	47,363,417
GuideStone International Equity Fund (Institutional Class)∞	18,249,366	253,848,687
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	12,421,632	110,800,957
Total Mutual Funds (Cost $953,867,679)		959,355,713
	Shares	Value
MONEY MARKET FUNDS — 2.3%
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	21,348,806	$ 21,348,806
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	895,285	895,285
Total Money Market Funds (Cost $22,244,091)		22,244,091
TOTAL INVESTMENTS — 99.9% (Cost $976,111,770)		981,599,804
Other Assets in Excess of Liabilities — 0.1%		1,104,033
NET ASSETS — 100.0%		$982,703,837

Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2024	6	$ 675,720	$15,585
MSCI Emerging Markets	03/2024	6	310,110	10,685
S&P 500® E-Mini	03/2024	6	1,446,000	21,025
Total Futures Contracts outstanding at December 31, 2023			$2,431,830	$47,295
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 22,244,091	$ 22,244,091	$ —	$ —
Mutual Funds	959,355,713	959,355,713	—	—
Total Assets - Investments in Securities	$981,599,804	$981,599,804	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 47,295	$ 47,295	$ —	$ —
Total Assets - Other Financial Instruments	$ 47,295	$ 47,295	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2023
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 1,925,000	$ 1,600,000	$ 1,029,125	$ 895,285
Investments in securities of affiliated issuers, at value	422,946,917	1,244,191,806	1,022,346,227	980,704,519
Total investments, at value(1)	424,871,917	1,245,791,806	1,023,375,352	981,599,804
Deposits with broker for futures contracts	—	—	30,655	83,799
Receivables:
Dividends from affiliated funds	26,655	125,543	101,760	97,303
Investment securities sold	—	—	1,300,000	800,000
Fund shares sold	486,938	124,152	144,179	420,819
Prepaid expenses and other assets	16,174	24,277	20,180	18,548
Total Assets	425,401,684	1,246,065,778	1,024,972,126	983,020,273
Liabilities
Cash Overdraft	1,925,000	1,491,000	—	—
Payables:
Investment securities purchased	—	—	1,100,000	—
Fund shares redeemed	522,731	353,728	29,753	22,350
Variation margin on futures contracts	—	1,664	1,536	3,015
Accrued expenses:
Investment advisory fees	35,555	103,810	85,065	81,477
Shareholder servicing fees	65,727	196,931	157,616	153,928
Director fees	1,911	3,278	2,683	2,448
Other expenses	47,402	58,809	55,274	53,218
Total Liabilities	2,598,326	2,209,220	1,431,927	316,436
Net Assets	$422,803,358	$1,243,856,558	$1,023,540,199	$ 982,703,837
Net Assets Consist of:
Paid-in-capital	$449,244,621	$1,357,146,590	$1,078,569,264	$1,010,726,210
Distributable earnings (loss)	(26,441,263)	(113,290,032)	(55,029,065)	(28,022,373)
Net Assets	$422,803,358	$1,243,856,558	$1,023,540,199	$ 982,703,837
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$110,242,968	$ 300,114,287	$ 264,645,287	$ 240,030,624
Institutional shares outstanding	10,217,865	27,059,414	22,627,482	20,747,625
Net asset value, offering and redemption price per Institutional share	$ 10.79	$ 11.09	$ 11.70	$ 11.57
Net assets applicable to the Investor Class	$312,560,390	$ 943,742,271	$ 758,894,912	$ 742,673,213
Investor shares outstanding	28,975,405	85,135,395	64,965,567	64,587,745
Net asset value, offering and redemption price per Investor share	$ 10.79	$ 11.09	$ 11.68	$ 11.50

(1)Investments in securities of unaffiliated issuers, at cost	$ 1,925,000	$ 1,600,000	$ 1,029,125	$ 895,285
Investments in securities of affiliated issuers, at cost	425,715,499	1,302,751,751	1,040,891,742	975,216,485
Total investments, at cost	$427,640,499	$1,304,351,751	$1,041,920,867	$ 976,111,770

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2023
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Dividends	$ 3,843	$ 11,176	$ 20,413	$ 6,703
Income distributions received from affiliated funds	12,437,539	30,731,521	20,221,329	14,475,987
Interest	—	15,147	21,989	30,066
Total Investment Income	12,441,382	30,757,844	20,263,731	14,512,756
Expenses
Investment advisory fees	424,621	1,227,365	982,430	930,477
Transfer agent fees:
Institutional shares	3,916	4,072	3,862	3,770
Investor shares	27,526	45,880	36,718	33,246
Custodian fees	14,039	37,292	33,753	25,734
Shareholder servicing fees:
Investor shares	805,862	2,329,757	1,826,345	1,753,095
Accounting and administration fees	19,336	46,364	36,668	34,356
Professional fees	97,409	98,012	97,810	98,512
Blue sky fees:
Institutional shares	13,834	14,834	14,833	14,834
Investor shares	14,834	16,017	16,394	14,894
Shareholder reporting fees:
Institutional shares	801	1,743	738	654
Investor shares	20,253	34,364	28,640	27,837
Directors expenses	10,907	18,392	14,969	13,540
Line of credit facility fees	1,678	4,844	3,901	3,687
Other expenses	51,178	85,093	72,673	68,057
Total Expenses	1,506,194	3,964,029	3,169,734	3,022,693
Net Investment Income	10,935,188	26,793,815	17,093,997	11,490,063
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	3,647,465	14,837,615	18,279,446	21,859,814
Net realized loss on investment securities of affiliated issuers	(19,316,780)	(33,308,229)	(27,042,873)	(25,293,949)
Net realized loss on futures transactions	(448)	(134,930)	(208,420)	(176,002)
Net realized loss	(15,669,763)	(18,605,544)	(8,971,847)	(3,610,137)
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	40,741,274	134,561,686	143,620,878	167,490,333
Change in unrealized appreciation (depreciation) on futures	—	8,974	43,717	47,295
Net change in unrealized appreciation (depreciation)	40,741,274	134,570,660	143,664,595	167,537,628
Net Realized and Unrealized Gain	25,071,511	115,965,116	134,692,748	163,927,491
Net Increase in Net Assets Resulting from Operations	$ 36,006,699	$142,758,931	$151,786,745	$175,417,554
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Conservative Allocation Fund		Balanced Allocation Fund
	For the Year Ended		For the Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22

Operations:
Net investment income	$ 10,935,188	$ 5,725,695	$ 26,793,815	$ 14,261,131
Net realized gain (loss) on investment securities and futures transactions	(15,669,763)	3,287,510	(18,605,544)	17,536,938
Net change in unrealized appreciation (depreciation) on investment securities and futures	40,741,274	(66,147,252)	134,570,660	(293,192,262)
Net increase (decrease) in net assets resulting from operations	36,006,699	(57,134,047)	142,758,931	(261,394,193)
Distributions to Shareholders:
Distributions paid
Institutional shares	(4,277,511)	(4,771,114)	(12,541,679)	(19,961,623)
Investor shares	(11,351,263)	(15,223,809)	(37,220,208)	(61,718,578)
Return of capital
Institutional shares	—	—	—	—
Investor shares	—	—	—	—
Total distributions	(15,628,774)	(19,994,923)	(49,761,887)	(81,680,201)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	21,908,281	31,328,624	42,078,111	53,552,809
Investor shares	13,505,177	30,943,787	26,054,756	27,574,647
Reinvestment of dividends and distributions
Institutional shares	4,256,561	4,744,242	12,494,732	19,589,091
Investor shares	11,309,241	15,183,685	37,181,925	61,672,995
Total proceeds from shares sold and reinvested	50,979,260	82,200,338	117,809,524	162,389,542
Value of shares redeemed
Institutional shares	(19,322,444)	(64,218,095)	(67,330,991)	(167,853,847)
Investor shares	(62,216,772)	(77,874,555)	(118,414,377)	(144,538,785)
Total value of shares redeemed	(81,539,216)	(142,092,650)	(185,745,368)	(312,392,632)
Net decrease from capital share transactions(1)	(30,559,956)	(59,892,312)	(67,935,844)	(150,003,090)
Total increase (decrease) in net assets	(10,182,031)	(137,021,282)	25,061,200	(493,077,484)
Net Assets:
Beginning of Year	432,985,389	570,006,671	1,218,795,358	1,711,872,842
End of Year	$422,803,358	$ 432,985,389	$1,243,856,558	$1,218,795,358

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Year Ended		For the Year Ended
12/31/23	12/31/22	12/31/23	12/31/22

$ 17,093,997	$ 10,206,764	$ 11,490,063	$ 9,148,197
(8,971,847)	(3,306,480)	(3,610,137)	3,431,441
143,664,595	(256,698,812)	167,537,628	(250,613,254)
151,786,745	(249,798,528)	175,417,554	(238,033,616)

(9,249,048)	(21,105,665)	(8,689,299)	(25,308,110)
(24,756,120)	(61,854,947)	(25,331,224)	(77,924,492)

—	—	—	—
—	—	—	—
(34,005,168)	(82,960,612)	(34,020,523)	(103,232,602)

42,852,587	42,584,905	30,251,056	25,773,583
21,259,902	21,081,035	18,768,298	15,322,598

9,240,768	20,833,242	8,687,669	25,292,613
24,737,886	61,789,216	25,328,267	77,918,252
98,091,143	146,288,398	83,035,290	144,307,046

(54,622,641)	(163,968,569)	(47,252,267)	(77,809,334)
(84,350,186)	(112,149,457)	(73,223,867)	(82,646,759)
(138,972,827)	(276,118,026)	(120,476,134)	(160,456,093)
(40,881,684)	(129,829,628)	(37,440,844)	(16,149,047)
76,899,893	(462,588,768)	103,956,187	(357,415,265)

946,640,306	1,409,229,074	878,747,650	1,236,162,915
$1,023,540,199	$ 946,640,306	$ 982,703,837	$ 878,747,650
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Conservative Allocation Fund
Institutional Class
2023	$10.29	$0.30	$ 0.63	$ 0.93	$(0.36)	$(0.07)	$(0.43)	$10.79	9.08%	$ 110,243	0.16%	0.16%	2.85%	43%
2022	11.99	0.14	(1.33)	(1.19)	(0.19)	(0.32)	(0.51)	10.29	(9.93)	98,566	0.16	0.16	1.28	15
2021	11.97	0.11	0.38	0.49	(0.22)	(0.25)	(0.47)	11.99	4.07	146,436	0.15	0.15	0.92	6
2020	11.52	0.16	0.67	0.83	(0.20)	(0.18)	(0.38)	11.97	7.17	135,681	0.15	0.15	1.35	15
2019	10.87	0.25	0.95	1.20	(0.27)	(0.28)	(0.55)	11.52	11.01	111,611	0.13	0.13	2.19	7
Investor Class
2023	$10.29	$0.27	$ 0.63	$ 0.90	$(0.33)	$(0.07)	$(0.40)	$10.79	8.80%	$ 312,560	0.41%	0.41%	2.49%	43%
2022	11.99	0.13	(1.35)	(1.22)	(0.16)	(0.32)	(0.48)	10.29	(10.17)	334,419	0.41	0.41	1.14	15
2021	11.97	0.08	0.38	0.46	(0.19)	(0.25)	(0.44)	11.99	3.81	423,571	0.40	0.40	0.65	6
2020	11.52	0.13	0.67	0.80	(0.17)	(0.18)	(0.35)	11.97	6.92	415,174	0.40	0.40	1.09	15
2019	10.87	0.21	0.96	1.17	(0.24)	(0.28)	(0.52)	11.52	10.73	415,743	0.39	0.39	1.86	7

Balanced Allocation Fund
Institutional Class
2023	$10.28	$0.26	$ 1.02	$ 1.28	$(0.32)	$(0.15)	$(0.47)	$11.09	12.60%	$ 300,115	0.13%	0.13%	2.38%	14%
2022	13.03	0.13	(2.14)	(2.01)	(0.17)	(0.57)	(0.74)	10.28	(15.34)	290,280	0.13	0.13	1.11	18
2021	12.88	0.15	0.77	0.92	(0.34)	(0.43)	(0.77)	13.03	7.17	481,118	0.12	0.12	1.12	19
2020	12.19	0.15	1.18	1.33	(0.23)	(0.41)	(0.64)	12.88	11.00	450,122	0.12	0.12	1.21	15
2019	11.07	0.26	1.69	1.95	(0.29)	(0.54)	(0.83)	12.19	17.62	377,832	0.12	0.12	2.12	9
Investor Class
2023	$10.28	$0.23	$ 1.03	$ 1.26	$(0.30)	$(0.15)	$(0.45)	$11.09	12.32%	$ 943,742	0.38%	0.38%	2.12%	14%
2022	13.02	0.11	(2.14)	(2.03)	(0.14)	(0.57)	(0.71)	10.28	(15.58)	928,515	0.38	0.38	1.01	18
2021	12.87	0.11	0.78	0.89	(0.31)	(0.43)	(0.74)	13.02	6.92	1,230,755	0.37	0.37	0.85	19
2020	12.19	0.11	1.18	1.29	(0.20)	(0.41)	(0.61)	12.87	10.66	1,219,621	0.37	0.37	0.93	15
2019	11.07	0.22	1.70	1.92	(0.26)	(0.54)	(0.80)	12.19	17.33	1,237,755	0.38	0.38	1.79	9

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Estimated acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.50%, 0.59%, 0.66% and 0.71%, respectively for 2023. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses is reflected in each Fund's total return.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Growth Allocation Fund
Institutional Class
2023	$10.38	$0.22	$ 1.52	$ 1.74	$(0.42)	$ —	$(0.42)	$11.70	16.82%	$264,645	0.13%	0.13%	1.94%	15%
2022	13.83	0.11	(2.55)	(2.44)	(0.03)	(0.98)	(1.01)	10.38	(17.73)	236,709	0.13	0.13	0.96	22
2021	13.25	0.14	1.42	1.56	(0.40)	(0.58)	(0.98)	13.83	11.82	440,338	0.12	0.12	0.96	17
2020	12.31	0.11	1.51	1.62	(0.18)	(0.50)	(0.68)	13.25	13.30	404,479	0.13	0.13	0.90	15
2019	11.02	0.23	2.25	2.48	(0.22)	(0.97)	(1.19)	12.31	22.62	312,347	0.12	0.12	1.86	10
Investor Class
2023	$10.36	$0.19	$ 1.52	$ 1.71	$(0.39)	$ —	$(0.39)	$11.68	16.57%	$758,895	0.39%	0.39%	1.67%	15%
2022	13.82	0.11	(2.59)	(2.48)	(—)†	(0.98)	(0.98)	10.36	(18.03)	709,931	0.39	0.39	0.93	22
2021	13.24	0.10	1.43	1.53	(0.37)	(0.58)	(0.95)	13.82	11.56	968,891	0.38	0.38	0.71	17
2020	12.31	0.07	1.51	1.58	(0.15)	(0.50)	(0.65)	13.24	12.96	919,826	0.38	0.38	0.61	15
2019	11.02	0.19	2.26	2.45	(0.19)	(0.97)	(1.16)	12.31	22.33	935,085	0.38	0.38	1.51	10

Aggressive Allocation Fund
Institutional Class
2023	$ 9.93	$0.15	$ 1.92	$ 2.07	$(0.34)	$(0.09)	$(0.43)	$11.57	20.92%	$240,031	0.13%	0.13%	1.42%	15%
2022	13.92	0.12	(2.78)	(2.66)	(0.03)	(1.30)	(1.33)	9.93	(19.29)	213,158	0.13	0.13	1.04	30
2021	13.06	0.12	1.85	1.97	(0.46)	(0.65)	(1.11)	13.92	15.09	331,642	0.13	0.13	0.81	12
2020	12.00	0.07	1.80	1.87	(0.11)	(0.70)	(0.81)	13.06	15.75	290,969	0.13	0.13	0.59	13
2019	10.61	0.18	2.69	2.87	(0.15)	(1.33)	(1.48)	12.00	27.25	239,577	0.12	0.12	1.48	9
Investor Class
2023	$ 9.87	$0.13	$ 1.90	$ 2.03	$(0.31)	$(0.09)	$(0.40)	$11.50	20.66%	$742,673	0.39%	0.39%	1.18%	15%
2022	13.86	0.10	(2.78)	(2.68)	(—)†	(1.31)	(1.31)	9.87	(19.57)	665,590	0.39	0.39	0.90	30
2021	13.00	0.08	1.85	1.93	(0.42)	(0.65)	(1.07)	13.86	14.89	904,521	0.38	0.38	0.54	12
2020	11.95	0.03	1.80	1.83	(0.08)	(0.70)	(0.78)	13.00	15.49	849,922	0.38	0.38	0.30	13
2019	10.58	0.14	2.68	2.82	(0.12)	(1.33)	(1.45)	11.95	26.86	840,397	0.38	0.38	1.12	9

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Estimated acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.50%, 0.59%, 0.66% and 0.71%, respectively for 2023. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses is reflected in each Fund's total return.
See Notes to Financial Statements.

Money Market Fund (Unaudited)
The Federal Reserve (“Fed”) increased the target range of the federal funds rate to 5.25% – 5.50% in 2023. Money market fund investors were generally able to preserve capital for the year and generate a positive return net of fees and expenses.
The Fed’s monetary policy in response to persistent inflation moved rates higher and provided the opportunity for positive returns for the year. At the end of 2023, the three-month U.S. Treasury Bill was yielding 5.35%.
The Fund is a government money market fund and invested no less than 99.5% of its total assets in eligible government money market fund securities. Throughout 2023, the Fund maintained a stable per share price of $1.00, while declaring dividends daily and paying them monthly based on its daily value. The Investor Class of the Fund returned 4.73%, net of fees, for the one-year period ended December 31, 2023, as compared to a 5.14% return for its benchmark, the Bloomberg 1-3 Month US Treasury Bill Index. The Fed increased the federal funds rate again in 2023, and the opportunity to find income generating assets in the cash markets continued. At year end, the Fund’s weighted average maturity was 37 days, compared to 14 days at the end of 2022. In a rising rate environment, the management of the Fund remained true and steadfast to its investment objective to maximize current income to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable per share price of $1.00.
This Fund may be suitable for investors who have a short-term investment horizon, seek to maintain a stable dollar value for their investment and can accept a long-term rate of return that may be lower than other fixed income and equity investments.
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Repurchase Agreements	46.1
U.S. Treasury Obligations	30.1
Agency Obligations	25.3
101.5
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	5.01%	4.73%	5.14%
Five Year	1.80%	1.62%	1.87%
Ten Year	1.18%	1.01%	1.23%
Since Inception	1.49%	1.35%	1.43%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	0.14%	0.41%

Yield as of 12/31/23(2)
	Institutional Class*	Investor Class*
7-Day Annualized Yield (Net)	5.28%	5.04%
7-Day Annualized Yield (Gross)	5.44%	5.44%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
(2)	Yield for the Money Market Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The yield more closely reflects the current earnings of the Fund than the total return. Gross Yield reflects the yield without expenses.
#Net expense ratio

See Notes to Financial Statements.

Money Market Fund (Unaudited)
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

Investor Class*
Bloomberg 1-3 Month US Treasury Bill Index**
$11,300
$11,059
$11,400
$11,200
$11,000
$10,800
$10,600
$10,400
$10,200
$10,000
$9,800
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested, with the Bloomberg 1-3 Month US Treasury Bill Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Par	Value
AGENCY OBLIGATIONS — 25.3%
Federal Farm Credit Bank Discount Notes
5.18%, 09/19/24	$ 3,905,000	$ 3,757,786
Federal Farm Credit Banks Funding Corporation
(Floating, U.S. SOFR + 0.06%), 5.45%, 01/10/24†	1,660,000	1,660,000
(Floating, U.S. SOFR + 0.05%), 5.44%, 02/20/24†	13,140,000	13,140,000
(Floating, U.S. SOFR + 0.05%), 5.44%, 05/09/24†	7,680,000	7,680,000
(Floating, U.S. SOFR + 0.10%), 5.49%, 08/01/24†	3,425,000	3,425,000
(Floating, U.S. SOFR + 0.09%), 5.48%, 08/26/24†	16,270,000	16,270,000
(Floating, U.S. SOFR + 0.09%), 5.48%, 09/23/24†	5,070,000	5,070,000
(Floating, U.S. SOFR + 0.14%), 5.53%, 11/07/24†	8,840,000	8,840,000
5.13%, 12/04/24	2,294,000	2,293,144
(Floating, U.S. SOFR + 0.14%), 5.53%, 05/27/25†	10,095,000	10,095,000
Federal Home Loan Bank
(Floating, U.S. SOFR + 0.03%), 5.43%, 01/03/24†	16,800,000	16,800,000
(Floating, U.S. SOFR + 0.03%), 5.41%, 01/04/24†	8,100,000	8,100,000
(Floating, U.S. SOFR + 0.04%), 5.43%, 01/19/24†	25,305,000	25,305,000
(Floating, U.S. SOFR + 0.04%), 5.43%, 01/23/24†	9,675,000	9,675,000
(Floating, U.S. SOFR + 0.08%), 5.47%, 01/24/24†	23,000,000	23,000,000
(Floating, U.S. SOFR + 0.04%), 5.43%, 01/26/24†	21,395,000	21,395,000
(Floating, U.S. SOFR + 0.04%), 5.43%, 01/29/24†	6,900,000	6,900,000
(Floating, U.S. SOFR + 0.04%), 5.43%, 02/05/24†	5,900,000	5,900,055
(Floating, U.S. SOFR + 0.04%), 5.43%, 02/20/24†	43,090,000	43,090,000
5.45%, 03/08/24	5,070,000	5,069,414
(Floating, U.S. SOFR + 0.05%), 5.44%, 03/25/24†	12,900,000	12,900,000
(Floating, U.S. SOFR + 0.07%), 5.46%, 07/12/24†	2,310,000	2,310,000
(Floating, U.S. SOFR + 0.11%), 5.50%, 10/28/24†	6,600,000	6,600,088
5.53%, 01/08/25	6,205,000	6,205,000
(Floating, U.S. SOFR + 0.16%), 5.55%, 07/21/25†	12,830,000	12,830,000
(Floating, U.S. SOFR + 0.20%), 5.59%, 11/13/25†	9,690,000	9,690,000
Federal Home Loan Bank Discount Notes
5.26%, 01/04/24	9,045,000	9,041,035
	Par	Value
4.64%, 02/02/24	$ 5,265,000	$ 5,243,098
5.24%, 02/05/24	837,000	832,732
4.94%, 02/09/24	22,035,000	21,916,687
5.29%, 02/15/24	4,740,000	4,708,479
5.28%, 03/01/24	2,845,000	2,819,798
5.30%, 04/15/24	5,210,000	5,129,462
5.25%, 06/10/24	27,705,000	27,054,510
5.24%, 06/17/24	1,400,000	1,365,733
5.06%, 08/02/24	4,100,000	3,976,676
4.85%, 09/03/24	1,737,000	1,679,492
5.02%, 11/01/24	15,428,000	14,771,839
4.91%, 11/04/24	1,746,000	1,672,654
Federal National Mortgage Association
2.63%, 09/06/24	5,935,000	5,822,512
Total Agency Obligations (Cost $394,035,194)		394,035,194
U.S. TREASURY OBLIGATIONS — 30.1%
U.S. Treasury Bills
5.17%, 01/04/24Ω	11,155,000	11,150,110
5.21%, 01/11/24Ω	14,985,000	14,963,045
5.09%, 01/18/24Ω	71,512,000	71,332,896
5.04%, 01/25/24Ω	2,458,000	2,449,340
4.80%, 01/30/24Ω	23,395,000	23,295,918
5.09%, 02/06/24Ω	9,090,000	9,041,369
5.22%, 02/08/24Ω	1,914,000	1,903,333
5.10%, 02/13/24Ω	18,335,000	18,217,572
5.20%, 02/22/24Ω	2,843,000	2,821,287
5.26%, 02/29/24Ω	6,089,400	6,036,008
5.08%, 03/05/24Ω	3,125,000	3,095,333
5.00%, 03/19/24Ω	37,815,000	37,384,445
5.25%, 04/04/24Ω	16,860,000	16,624,915
5.05%, 04/16/24Ω	4,315,000	4,248,704
5.25%, 04/18/24Ω	21,850,000	21,500,291
5.17%, 05/09/24Ω	28,977,000	28,430,832
5.18%, 05/16/24Ω	35,270,000	34,567,813
5.12%, 05/23/24Ω	43,335,000	42,434,727
4.96%, 06/13/24Ω	7,764,000	7,587,773
5.05%, 06/20/24Ω	23,995,700	23,411,140
5.14%, 09/05/24Ω	5,265,000	5,078,209
5.08%, 10/31/24Ω	2,699,000	2,582,934
		388,157,994
U.S. Treasury Floating Rate Notes
(Floating, U.S. Treasury 3M Bill MMY - 0.08%), 5.24%, 04/30/24†	15,920,000	15,917,162
(Floating, U.S. Treasury 3M Bill MMY + 0.14%), 5.46%, 10/31/24†	11,970,000	11,977,484
(Floating, U.S. Treasury 3M Bill MMY + 0.13%), 5.44%, 07/31/25†	32,140,000	32,135,267

See Notes to Financial Statements.

	Par	Value
(Floating, U.S. Treasury 3M Bill MMY + 0.17%), 5.49%, 10/31/25†	$ 21,865,000	$ 21,860,735
		81,890,648
Total U.S. Treasury Obligations (Cost $470,048,642)		470,048,642
REPURCHASE AGREEMENTS — 46.1%
Bank of Nova Scotia
5.33% (dated 12/29/23, due 01/02/24, repurchase price $80,047,378, collateralized by U.S. Treasury Bills, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 4.625%, due 02/06/24 to 02/15/53, total market value $81,648,380)	80,000,000	80,000,000
BNP Paribas
5.34% (dated 12/29/23, due 01/02/24, repurchase price $51,030,260, collateralized by U.S. Treasury Bills, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 5.256%, due 04/30/24 to 08/15/47, total market value $52,020,000)	51,000,000	51,000,000

5.35% (dated 12/29/23, due 01/02/24, repurchase price $15,008,917, collateralized by Federal National Mortgage Association, Government National Mortgage Association and U.S. Treasury Bills, 0.000% to 7.000%, due 02/22/24 to 11/20/53, total market value $15,300,038)	15,000,000	15,000,000
Citigroup Global Markets, Inc.
5.35% (dated 12/29/23, due 01/02/24, repurchase price $70,041,611, collateralized by U.S. Treasury Notes, 0.250%, due 05/31/25, total market value $71,400,049)	70,000,000	70,000,000
Goldman Sachs & Co.
5.35% (dated 12/29/23, due 01/02/24, repurchase price $105,062,417, collateralized by U.S. Treasury Notes, 3.875%, due 09/30/29, total market value $107,100,054)	105,000,000	105,000,000
	Par	Value
Mitsubishi UFJ Securities USA, Inc.
5.35% (dated 12/29/23, due 01/02/24, repurchase price $80,047,556, collateralized by Federal Home Loan Mortgage Corporation, 2.000% to 5.000%, due 05/01/25 to 02/01/53, total market value $82,400,000)	$80,000,000	$ 80,000,000
Mizuho Securities USA, Inc.
5.35% (dated 12/29/23, due 01/02/24, repurchase price $85,050,528, collateralized by U.S. Treasury Bonds, 2.250% to 3.625%, due 02/15/52 to 02/15/53, total market value $86,700,086)	85,000,000	85,000,000
Morgan Stanley
5.33% (dated 12/29/23, due 01/02/24, repurchase price $80,047,378, collateralized by U.S. Treasury Bonds, 0.000% to 4.375%, due 02/15/38 to 08/15/53, total market value $81,600,017)	80,000,000	80,000,000
Natixis SA
5.33% (dated 12/29/23, due 01/02/24, repurchase price $73,043,232, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.125% to 4.875%, due 11/30/25 to 11/15/53, total market value $74,460,018)	73,000,000	73,000,000
TD Securities USA LLC
5.35% (dated 12/29/23, due 01/02/24, repurchase price $80,047,556, collateralized by Federal Home Loan Mortgage Corporation, 2.000% to 5.000%, due 12/01/51 to 07/01/52, total market value $82,400,000)	80,000,000	80,000,000
Total Repurchase Agreements (Cost $719,000,000)		719,000,000
TOTAL INVESTMENTS —101.5% (Cost $1,583,083,836)		1,583,083,836
Liabilities in Excess of Other Assets — (1.5)%		(23,804,722)
NET ASSETS — 100.0%		$1,559,279,114
See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 394,035,194	$ —	$ 394,035,194	$ —
Repurchase Agreements	719,000,000	—	719,000,000	—
U.S. Treasury Obligations	470,048,642	—	470,048,642	—
Total Assets - Investments in Securities	$1,583,083,836	$ —	$1,583,083,836	$ —

See Notes to Financial Statements.

Low-Duration Bond Fund (Unaudited)
The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with a dollar-weighted effective duration normally between one to three years. Duration measures the sensitivity of a fixed income security’s price to changes in interest rates. The average dollar-weighted effective duration at the end of 2023 was 1.74 years. The Investor Class of the Fund outpaced its all U.S. Treasury benchmark, the Bloomberg US Treasury 1-3 Year Index, for the one-year period ended December 31, 2023 (4.82% (net of fees) versus 4.29%). In an effort to outpace its benchmark, the Fund tactically utilized spread sectors (such as high yield and investment grade corporates, mortgage-backed securities, U.S. dollar denominated emerging markets securities and asset-backed securities) that traded at a yield premium relative to U.S. Treasuries. The strategy of overweighting non-U.S. Treasury sectors added value for the year.
Other strategies involving derivatives were utilized during the year. U.S. Treasury futures were used for both duration management and yield curve positioning strategies. Over the course of 2023, these positions were neutral to relative performance. Credit default swaps were used to manage credit risk and detracted from relative performance during the year. In an effort to gain exposure to U.S. and non-U.S. interest rates and duration, interest rate swaps were utilized and detracted from performance. Currency forward contracts were used to hedge certain non-U.S. dollar positions and to express views on the relative value of differing currencies. In aggregate, this exposure detracted from relative performance.
During the year, the Fund remained true to its overall objective of seeking current income consistent with preservation of capital.
This Fund may be suitable for investors who have a short-term investment horizon, seek an investment return that is relatively stable and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser or sub-advisers misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Treasury Obligations	29.5
Asset-Backed Securities	23.9
Corporate Bonds	19.5
Mortgage-Backed Securities	15.8
Foreign Bonds	9.3
Money Market Funds	5.4
Agency Obligations	2.9
Municipal Bonds	0.5
Commercial Paper	0.2
107.0
See Notes to Financial Statements.

Low-Duration Bond Fund (Unaudited)
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	5.09%	4.82%	4.29%
Five Year	1.54%	1.27%	1.28%
Ten Year	1.44%	1.18%	1.04%
Since Inception	2.55%	2.35%	2.08%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	0.34%	0.61%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Investor Class*
Bloomberg US Treasury 1-3 Year Index**
$11,400
$11,200
$11,000
$10,800
$10,600
$10,400
$10,200
$10,000
$9,800
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
$11,241
$11,092

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested, with the Bloomberg US Treasury 1-3 Year Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Par	Value
AGENCY OBLIGATIONS — 2.9%
Federal Farm Credit Banks Funding Corporation
0.70%, 01/27/27	$2,000,000	$ 1,799,926
2.25%, 08/15/29	1,000,000	901,582
2.17%, 10/29/29	750,000	670,526
1.30%, 02/03/31	870,000	709,688
1.68%, 09/17/35	2,300,000	1,696,373
Federal Home Loan Bank
1.04%, 06/14/24	1,000,000	980,935
5.00%, 02/28/25	3,400,000	3,413,329
5.50%, 05/08/25	3,000,000	2,982,226
2.06%, 09/27/29	1,000,000	889,919
2.18%, 11/06/29	750,000	670,323
1.61%, 01/27/33	600,000	478,558
Federal Home Loan Mortgage Corporation
5.36%, 11/22/24	2,300,000	2,297,819
5.55%, 05/09/25	3,500,000	3,479,844
4.20%, 08/28/25	1,300,000	1,286,809
Federal National Mortgage Association
0.74%, 08/25/27	2,000,000	1,771,762
0.81%, 09/25/28	1,000,000	859,933
Total Agency Obligations (Cost $24,748,568)		24,889,552
ASSET-BACKED SECURITIES — 23.9%
ACAS CLO, Ltd., Series 2015-1A, Class AR3
(Floating, CME Term SOFR 3M + 1.15%, 0.89% Floor), 6.55%, 10/18/28 144A †	162,489	162,317
AGL CLO 20, Ltd., Series 2022-20A, Class B
(Floating, CME Term SOFR 3M + 2.95%, 2.95% Floor), 8.37%, 07/20/35 144A †	250,000	250,877
Allegro CLO VII, Ltd., Series 2018-1A, Class A
(Floating, CME Term SOFR 3M + 1.36%, 1.10% Floor), 6.76%, 06/13/31 144A †	475,663	475,709
American Express Credit Account Master Trust, Series 2022-3, Class A
3.75%, 08/15/27	372,000	365,894
AMMC CLO XIII, Ltd., Series 2013-13A, Class A1R2
(Floating, CME Term SOFR 3M + 1.31%), 6.71%, 07/24/29 144A †	309,431	309,660
Anchorage Capital CLO 7, Ltd., Series 2015-7A, Class CR2
(Floating, CME Term SOFR 3M + 2.46%, 2.20% Floor), 7.85%, 01/28/31 144A †	450,000	449,546
	Par	Value
Apidos CLO XII, Series 2013-12A, Class AR
(Floating, CME Term SOFR 3M + 1.34%), 6.74%, 04/15/31 144A †	$2,534,947	$2,540,473
Apidos CLO XXII, Series 2015-22A, Class A2R
(Floating, CME Term SOFR 3M + 1.76%), 7.18%, 04/20/31 144A †	250,000	250,105
Apidos CLO XXVI, Series 2017-26A, Class A1AR
(Floating, CME Term SOFR 3M + 1.16%, 0.90% Floor), 6.56%, 07/18/29 144A †	201,942	201,819
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class A
(Floating, CME Term SOFR 1M + 1.46%, 1.46% Floor), 6.83%, 11/15/36 144A †	360,000	357,114
Ares LVI CLO, Ltd., Series 2020-56A, Class AR
(Floating, CME Term SOFR 3M + 1.42%, 1.42% Floor), 6.80%, 10/25/34 144A †	250,000	250,135
BA Credit Card Trust, Series 2023-A1, Class A1
4.79%, 05/15/28	2,313,000	2,323,584
BA Credit Card Trust, Series 2023-A2, Class A2
4.98%, 11/15/28	2,044,000	2,070,628
Bain Capital Credit CLO, Series 2018-1A, Class A1
(Floating, CME Term SOFR 3M + 1.22%, 0.26% Floor), 6.63%, 04/23/31 144A †	313,534	313,509
Bank of America Auto Trust, Series 2023-1A, Class A3
5.53%, 02/15/28 144A	1,400,000	1,417,445
Bank of America Auto Trust, Series 2023-2A, Class A3
5.74%, 06/15/28 144A	800,000	816,106
Barings CLO, Ltd., Series 2020-4A, Class B
(Floating, CME Term SOFR 3M + 1.81%, 1.55% Floor), 7.23%, 01/20/32 144A †	350,000	348,786
BDS, Ltd., Series 2020-FL5, Class A
(Floating, CME Term SOFR 1M + 1.26%, 1.15% Floor), 6.62%, 02/16/37 144A †	103,473	102,471
BDS, Ltd., Series 2021-FL7, Class A
(Floating, CME Term SOFR 1M + 1.18%, 1.07% Floor), 6.54%, 06/16/36 144A †	850,600	838,778
Benefit Street Partners CLO II, Ltd., Series 2013-IIA, Class A2R2
(Floating, CME Term SOFR 3M + 1.71%, 1.71% Floor), 7.11%, 07/15/29 144A †	300,000	300,868

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
BHG Securitization Trust, Series 2022-B, Class A
3.75%, 06/18/35 144A	$ 20,927	$ 20,824
BlueMountain CLO XXII, Ltd., Series 2018-22A, Class A1
(Floating, CME Term SOFR 3M + 1.34%, 1.08% Floor), 6.74%, 07/15/31 144A †	297,135	297,024
BlueMountain Fuji U.S. CLO III, Ltd., Series 2017-3A, Class A2
(Floating, CME Term SOFR 3M + 1.41%, 1.15% Floor), 6.81%, 01/15/30 144A †	250,000	246,172
BMW Vehicle Lease Trust, Series 2023-2, Class A3
5.99%, 09/25/26	2,000,000	2,029,957
BMW Vehicle Owner Trust, Series 2023-A, Class A3
5.47%, 02/25/28	373,000	377,166
BRSP, Ltd., Series 2021-FL1, Class A
(Floating, CME Term SOFR 1M + 1.26%, 1.15% Floor), 6.62%, 08/19/38 144A †	2,184,425	2,127,711
BSPRT Issuer, Ltd., Series 2023-FL10, Class A
(Floating, CME Term SOFR 1M + 2.26%, 2.26% Floor), 7.62%, 09/15/35 144A †	1,300,000	1,298,506
Capital One Multi-Asset Execution Trust, Series 2022-A1, Class A1
2.80%, 03/15/27	2,700,000	2,632,618
Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A
4.95%, 10/15/27	2,528,000	2,536,754
Capital One Multi-Asset Execution Trust, Series 2023-A1, Class A
4.42%, 05/15/28	1,157,000	1,153,574
Carmax Auto Owner Trust, Series 2022-4, Class A2A
5.34%, 12/15/25	660,467	659,944
Carmax Auto Owner Trust, Series 2023-2, Class A2B
(Floating, U.S. 30-Day Average SOFR + 0.85%), 6.19%, 06/15/26†	890,700	892,213
Carmax Auto Owner Trust, Series 2023-2, Class A3
5.05%, 01/18/28	2,200,000	2,204,709
Carmax Auto Owner Trust, Series 2023-3, Class A3
5.28%, 05/15/28	464,000	469,399
CarMax Auto Owner Trust, Series 2023-4, Class A2A
6.08%, 12/15/26	1,500,000	1,512,212
CARS-DB4 LP, Series 2020-1A, Class A1
2.69%, 02/15/50 144A	310,940	298,775
CARS-DB5 LP, Series 2021-1A, Class A1
1.44%, 08/15/51 144A	1,909,884	1,703,366
	Par	Value
Carvana Auto Receivables Trust, Series 2022-P2, Class A3
4.13%, 04/12/27	$2,349,377	$2,313,353
Carvana Auto Receivables Trust, Series 2023-P2, Class A3
5.42%, 04/10/28 144A	1,700,000	1,705,086
Carvana Auto Receivables Trust, Series 2023-P5, Class A3
5.62%, 01/10/29 144A	1,000,000	1,012,269
CCG Receivables Trust, Series 2022-1, Class A2
3.91%, 07/16/29 144A	1,944,248	1,920,538
Cedar Funding X CLO, Ltd., Series 2019-10A, Class BR
(Floating, CME Term SOFR 3M + 1.86%, 1.60% Floor), 7.28%, 10/20/32 144A †	250,000	248,534
Chesapeake Funding II LLC, Series 2020-1A, Class B
1.24%, 08/15/32 144A	100,000	98,578
Chesapeake Funding II LLC, Series 2023-1A, Class A1
5.65%, 05/15/35 144A	833,819	836,428
Chesapeake Funding II LLC, Series 2023-2A, Class A1
6.16%, 10/15/35 144A	438,603	443,395
CIFC Funding, Ltd., Series 2017-5A, Class A1
(Floating, CME Term SOFR 3M + 1.44%), 6.84%, 11/16/30 144A †	1,111,379	1,113,139
CIFC Funding, Ltd., Series 2021-5A, Class A
(Floating, CME Term SOFR 3M + 1.40%, 1.40% Floor), 6.80%, 07/15/34 144A †	250,000	250,413
Citibank Credit Card Issuance Trust, Series 2023-A1, Class A1
5.23%, 12/08/27	377,000	380,136
CLNC, Ltd., Series 2019-FL1, Class A
(Floating, CME Term SOFR 1M + 1.36%, 1.25% Floor), 6.72%, 08/20/35 144A †	789	789
College Ave Student Loans LLC, Series 2021-B, Class A1
(Floating, CME Term SOFR 1M + 0.91%, 0.80% Floor), 6.27%, 06/25/52 144A †	168,376	162,580
College Ave Student Loans LLC, Series 2021-C, Class B
2.72%, 07/26/55 144A	100,000	87,822
College Ave Student Loans LLC, Series 2023-A, Class A1
(Floating, CME Term SOFR 1M + 1.90%, 1.90% Floor), 7.26%, 05/25/55 144A †	521,024	524,776
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A
0.96%, 02/15/30 144A	96,978	96,534

See Notes to Financial Statements.

	Par	Value
Credit Acceptance Auto Loan Trust, Series 2022-1A, Class A
4.60%, 06/15/32 144A	$ 620,000	$ 614,017
CSAB Mortgage-Backed Trust, Series 2006-2, Class A6A
(Step to 6.10% on 07/25/36), 6.22%, 09/25/36 STEP	231,179	69,675
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class 1A1
(Floating, CME Term SOFR 1M + 0.65%, 0.54% Floor), 6.01%, 12/25/34†	548,802	533,039
Daimler Trucks Retail Trust, Series 2022-1, Class A2
5.07%, 09/16/24	255,109	254,803
Dell Equipment Finance Trust, Series 2023-1, Class A3
5.65%, 09/22/28 144A	1,600,000	1,613,670
Dell Equipment Finance Trust, Series 2023-2, Class A3
5.65%, 01/22/29 144A	1,600,000	1,620,614
Dewolf Park CLO, Ltd., Series 2017-1A, Class AR
(Floating, CME Term SOFR 3M + 1.18%, 0.90% Floor), 6.58%, 10/15/30 144A †	2,807,872	2,811,169
Diamond Infrastructure Funding LLC, Series 2021-1A, Class A
1.76%, 04/15/49 144A	1,650,000	1,467,282
Diamond Issuer, Series 2021-1A, Class A
2.31%, 11/20/51 144A	1,750,000	1,545,323
Discover Card Execution Note Trust, Series 2023-A1, Class A
4.31%, 03/15/28	852,000	846,888
Discover Card Execution Note Trust, Series 2023-A2, Class A
4.93%, 06/15/28	943,000	951,272
Drive Auto Receivables Trust, Series 2021-3, Class B
1.11%, 05/15/26	67,635	67,495
Dryden 36 Senior Loan Fund, Series 2014-36A, Class AR3
(Floating, CME Term SOFR 3M + 1.28%, 1.02% Floor), 6.68%, 04/15/29 144A †	167,764	167,619
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A
3.58%, 11/25/38 144A	136,681	130,619
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A
1.80%, 11/25/45 144A	59,034	52,255
ELFI Graduate Loan Program LLC, Series 2021-A, Class A
1.53%, 12/26/46 144A	3,054,721	2,658,950
	Par	Value
ELFI Graduate Loan Program LLC, Series 2022-A, Class A
4.51%, 08/26/47 144A	$ 378,510	$ 364,529
ELFI Graduate Loan Program LLC, Series 2023-A, Class A
6.37%, 02/04/48 144A	528,507	542,105
Enterprise Fleet Financing LLC, Series 2023-3, Class A2
6.40%, 03/20/30 144A	727,000	743,685
Enterprise Fleet Financing LLC, Series 2023-1, Class A2
5.51%, 01/22/29 144A	2,576,873	2,585,360
Enterprise Fleet Financing LLC, Series 2023-2, Class A2
5.56%, 04/22/30 144A	1,083,000	1,086,542
Enterprise Fleet Financing LLC, Series 2023-2, Class A3
5.50%, 04/22/30 144A	219,000	221,802
Fairstone Financial Issuance Trust I, Series 2020-1A, Class A
2.51%, 10/20/39(C) 144A	401,509	284,543
Flagship Credit Auto Trust, Series 2023-3, Class A3
5.44%, 04/17/28 144A	600,000	601,923
Flexential Issuer, Series 2021-1A, Class A2
3.25%, 11/27/51 144A	1,550,000	1,394,550
Ford Auto Securitization Trust II, Series 2023-AA, Class A1
5.21%, 06/15/25(C) 144A	1,060,084	799,473
Ford Credit Auto Lease Trust, Series 2023-B, Class A2A
5.90%, 02/15/26	2,000,000	2,008,620
Ford Credit Auto Owner Trust, Series 2022-D, Class A2A
5.37%, 08/15/25	617,608	617,211
Ford Credit Auto Owner Trust, Series 2023-1, Class A
4.85%, 08/15/35 144A	1,453,000	1,460,283
Ford Credit Auto Owner Trust, Series 2023-2, Class A
5.28%, 02/15/36 144A	1,269,000	1,299,140
Ford Credit Auto Owner Trust, Series 2023-B, Class A3
5.23%, 05/15/28	289,000	291,759
Ford Credit Floorplan Master Owner Trust, Series 2018-4, Class A
4.06%, 11/15/30	440,000	428,862
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1
4.92%, 05/15/28 144A	3,498,000	3,510,277
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A2
(Floating, U.S. 30-Day Average SOFR + 1.25%), 6.59%, 05/15/28 144A †	290,000	292,293
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class B
5.31%, 05/15/28 144A	$ 310,000	$ 310,027
FS Rialto Issuer LLC, Series 2022-FL6, Class A
(Floating, CME Term SOFR 1M + 2.58%, 2.58% Floor), 7.94%, 08/17/37 144A †	265,000	265,588
FS RIALTO, Series 2021-FL2, Class A
(Floating, CME Term SOFR 1M + 1.33%, 1.33% Floor), 6.69%, 05/16/38 144A †	260,947	254,399
GM Financial Consumer Automobile Receivables Trust, Series 2022-4, Class A4
4.88%, 08/16/28	3,900,000	3,905,760
GM Financial Consumer Automobile Receivables Trust, Series 2023-4, Class A2A
5.89%, 11/16/26	1,200,000	1,206,747
GM Financial Consumer Automobile Receivables Trust, Series 2023-4, Class A3
5.78%, 08/16/28	866,000	888,812
GM Financial Revolving Receivables Trust, Series 2023-2, Class A
5.77%, 08/11/36 144A	1,132,000	1,182,542
GMF Floorplan Owner Revolving Trust, Series 2019-2, Class A
2.90%, 04/15/26 144A	2,000,000	1,983,583
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A1
5.34%, 06/15/28 144A	1,244,000	1,260,988
Golden Credit Card Trust, Series 2022-4A, Class A
4.31%, 09/15/27 144A	3,000,000	2,966,425
Goldentree Loan Management U.S. CLO 1, Ltd., Series 2017-1A, Class A1R2
(Floating, CME Term SOFR 3M + 1.28%, 1.02% Floor), 6.70%, 04/20/34 144A †	348,000	347,333
GoodLeap Sustainable Home Solutions Trust, Series 2021-4GS, Class A
1.93%, 07/20/48 144A	120,868	90,425
GoodLeap Sustainable Home Solutions Trust, Series 2022-1GS, Class A
2.70%, 01/20/49 144A	102,246	81,214
GoodLeap Sustainable Home Solutions Trust, Series 2022-2CS, Class A
4.00%, 04/20/49 144A	61,065	53,810
GoodLeap Sustainable Home Solutions Trust, Series 2022-3CS, Class A
4.95%, 07/20/49 144A	255,801	235,736
	Par	Value
Goodleap Sustainable Home Solutions Trust, Series 2023-3C, Class A
6.50%, 07/20/55 144A	$ 357,928	$ 369,353
Greystone CRE Notes, Ltd., Series 2019-FL2, Class A
(Floating, CME Term SOFR 1M + 1.29%, 1.18% Floor), 6.66%, 09/15/37 144A †	300,319	300,086
Hertz Vehicle Financing LLC, Series 2021-1A, Class A
1.21%, 12/26/25 144A	1,700,000	1,641,684
Honda Auto Receivables Owner Trust, Series 2023-2, Class A3
4.93%, 11/15/27	288,000	289,581
Honda Auto Receivables Owner Trust, Series 2023-4, Class A2
5.87%, 06/22/26	2,000,000	2,013,215
HPS Loan Management, Ltd., Series 2017-11A, Class AR
(Floating, CME Term SOFR 3M + 1.28%, 1.02% Floor), 6.67%, 05/06/30 144A †	271,662	272,125
Hyundai Auto Lease Securitization Trust, Series 2023-B, Class A2A
5.47%, 09/15/25 144A	2,444,614	2,443,406
Hyundai Auto Receivables Trust, Series 2022-B, Class A3
3.72%, 11/16/26	409,000	403,304
Hyundai Auto Receivables Trust, Series 2023-C, Class A3
5.54%, 10/16/28	636,000	649,896
Kubota Credit Owner Trust, Series 2023-2A, Class A3
5.28%, 01/18/28 144A	1,750,000	1,772,277
LCCM Trust, Series 2021-FL2, Class A
(Floating, CME Term SOFR 1M + 1.31%, 1.31% Floor), 6.68%, 12/13/38 144A †	1,592,032	1,572,637
LoanCore Issuer, Ltd., Series 2021-CRE5, Class A
(Floating, CME Term SOFR 1M + 1.41%, 1.41% Floor), 6.78%, 07/15/36 144A †	1,831,774	1,808,432
Madison Park Funding XIII, Ltd., Series 2014-13A, Class CR2
(Floating, CME Term SOFR 3M + 2.16%), 7.56%, 04/19/30 144A †	400,000	401,006
Madison Park Funding XIX, Ltd., Series 2015-19A, Class A2R2
(Floating, CME Term SOFR 3M + 1.76%, 1.50% Floor), 7.17%, 01/22/28 144A †	600,000	600,030
Madison Park Funding XIX, Ltd., Series 2015-19A, Class BR3
(Floating, 2.25% - CME Term SOFR 3M), 0.00%, 01/22/37 144A †	350,000	350,000

See Notes to Financial Statements.

	Par	Value
Madison Park Funding XVII, Ltd., Series 2015-17A, Class AR2
(Floating, CME Term SOFR 3M + 1.26%), 6.67%, 07/21/30 144A †	$4,116,700	$4,118,978
Madison Park Funding XXIII, Ltd., Series 2017-23A, Class AR
(Floating, CME Term SOFR 3M + 1.23%, 0.97% Floor), 6.62%, 07/27/31 144A †	955,807	956,046
Madison Park Funding XXX, Ltd., Series 2018-30A, Class A
(Floating, CME Term SOFR 3M + 1.01%, 1.01% Floor), 6.41%, 04/15/29 144A †	1,116,383	1,116,185
Madison Park Funding XXXIV, Ltd., Series 2019-34A, Class BR
(Floating, CME Term SOFR 3M + 1.91%, 1.65% Floor), 7.29%, 04/25/32 144A †	250,000	250,627
Madison Park Funding XXXVII, Ltd., Series 2019-37A, Class BR
(Floating, CME Term SOFR 3M + 1.91%, 1.65% Floor), 7.31%, 07/15/33 144A †	250,000	250,578
Magnetite VII, Ltd., Series 2012-7A, Class A1R2
(Floating, CME Term SOFR 3M + 1.06%), 6.46%, 01/15/28 144A †	1,559,576	1,559,339
Magnetite VIII, Ltd., Series 2014-8A, Class AR2
(Floating, CME Term SOFR 3M + 1.24%, 0.98% Floor), 6.64%, 04/15/31 144A †	492,553	492,903
Mariner Finance Issuance Trust, Series 2020-AA, Class A
2.19%, 08/21/34 144A	182,587	178,485
Mariner Finance Issuance Trust, Series 2021-AA, Class A
1.86%, 03/20/36 144A	110,000	100,245
Master Credit Card Trust II, Series 2023-2A, Class A
(Floating, U.S. 30-Day Average SOFR + 0.85%), 6.19%, 01/21/27 144A †	2,100,000	2,108,777
Mercedes-Benz Auto Receivables Trust, Series 2023-2, Class A2
5.92%, 11/16/26	2,200,000	2,217,340
MMAF Equipment Finance LLC, Series 2022-B, Class A2
5.57%, 09/09/25 144A	1,516,876	1,515,250
Morgan Stanley Eaton Vance CLO, Ltd., Series 2021-1A, Class B
(Floating, CME Term SOFR 3M + 1.91%, 1.65% Floor), 7.32%, 10/20/34 144A †	255,000	254,218
Mosaic Solar Loan Trust, Series 2022-3A, Class A
6.10%, 06/20/53 144A	130,291	132,855
	Par	Value
Navient Private Education Loan Trust, Series 2020-A, Class A2A
2.46%, 11/15/68 144A	$ 351,966	$ 329,706
Navient Private Education Loan Trust, Series 2020-A, Class A2B
(Floating, CME Term SOFR 1M + 1.01%), 6.38%, 11/15/68 144A †	58,661	57,853
Navient Private Education Refinancing Loan Trust, Series 2018-DA, Class A2A
4.00%, 12/15/59 144A	265,101	256,070
Navient Private Education Refinancing Loan Trust, Series 2019-CA, Class A2
3.13%, 02/15/68 144A	115,937	111,377
Navient Private Education Refinancing Loan Trust, Series 2019-EA, Class A2B
(Floating, CME Term SOFR 1M + 1.03%), 6.40%, 05/15/68 144A †	224,509	222,877
Navient Private Education Refinancing Loan Trust, Series 2019-GA, Class A
2.40%, 10/15/68 144A	153,976	144,248
Navient Private Education Refinancing Loan Trust, Series 2020-DA, Class A
1.69%, 05/15/69 144A	514,264	468,541
Navient Private Education Refinancing Loan Trust, Series 2020-FA, Class A
1.22%, 07/15/69 144A	234,134	212,628
Navient Private Education Refinancing Loan Trust, Series 2020-HA, Class A
1.31%, 01/15/69 144A	704,730	645,598
Navient Private Education Refinancing Loan Trust, Series 2020-IA, Class A1B
(Floating, CME Term SOFR 1M + 1.11%, 1.00% Floor), 6.48%, 04/15/69 144A †	1,181,768	1,171,426
Navient Private Education Refinancing Loan Trust, Series 2021-A, Class A
0.84%, 05/15/69 144A	341,821	301,558
Navient Private Education Refinancing Loan Trust, Series 2021-CA, Class A
1.06%, 10/15/69 144A	1,312,737	1,139,668
Navient Private Education Refinancing Loan Trust, Series 2021-EA, Class A
0.97%, 12/16/69 144A	859,561	741,948
Navient Private Education Refinancing Loan Trust, Series 2021-FA, Class A
1.11%, 02/18/70 144A	1,153,477	984,222
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Navient Private Education Refinancing Loan Trust, Series 2022-A, Class A
2.23%, 07/15/70 144A	$1,357,476	$1,199,065
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, U.S. 30-Day Average SOFR + 1.16%), 6.50%, 12/27/66 144A †	673,214	671,014
Navient Student Loan Trust, Series 2017-5A, Class A
(Floating, U.S. 30-Day Average SOFR + 0.91%), 6.25%, 07/26/66 144A †	626,306	625,068
Navient Student Loan Trust, Series 2018-EA, Class A2
4.00%, 12/15/59 144A	26,458	25,896
Navient Student Loan Trust, Series 2019-BA, Class A2A
3.39%, 12/15/59 144A	178,455	170,683
Navient Student Loan Trust, Series 2019-BA, Class A2B
(Floating, CME Term SOFR 1M + 1.09%), 6.46%, 12/15/59 144A †	155,576	154,302
Navistar Financial Dealer Note Master Owner Trust II, Series 2023-1, Class A
6.18%, 08/25/28 144A	1,184,000	1,196,635
Nelnet Student Loan Trust, Series 2016-1A, Class A
(Floating, U.S. 30-Day Average SOFR + 0.91%), 6.25%, 09/25/65 144A †	471,806	469,322
Nelnet Student Loan Trust, Series 2021-A, Class APT2
1.36%, 04/20/62 144A	482,005	436,855
Nelnet Student Loan Trust, Series 2021-BA, Class AFX
1.42%, 04/20/62 144A	452,087	411,014
Neuberger Berman CLO XVII, Ltd., Series 2014-17A, Class BR2
(Floating, CME Term SOFR 3M + 1.76%, 1.50% Floor), 7.17%, 04/22/29 144A †	500,000	500,457
Neuberger Berman CLO XVI-S, Ltd., Series 2017-16SA, Class AR
(Floating, CME Term SOFR 3M + 1.30%, 1.04% Floor), 6.70%, 04/15/34 144A †	620,000	620,400
Neuberger Berman Loan Advisers CLO, Ltd., Series 2017-26A, Class AR
(Floating, CME Term SOFR 3M + 1.18%, 0.92% Floor), 6.58%, 10/18/30 144A †	654,069	653,371
Nissan Auto Receivables Owner Trust, Series 2023-A, Class A3
4.91%, 11/15/27	2,600,000	2,602,541
Nissan Auto Receivables Owner Trust, Series 2023-B, Class A3
5.93%, 03/15/28	700,000	717,569
	Par	Value
OCP CLO, Ltd., Series 2020-19A, Class BR
(Floating, CME Term SOFR 3M + 1.96%, 1.70% Floor), 7.38%, 10/20/34 144A †	$ 250,000	$ 249,829
Octagon Investment Partners 31, Ltd., Series 2017-1A, Class AR
(Floating, CME Term SOFR 3M + 1.31%, 1.05% Floor), 6.73%, 07/20/30 144A †	806,650	806,273
OHA Credit Funding 2, Ltd., Series 2019-2A , Class AR
(Floating, CME Term SOFR 3M + 1.41%, 1.15% Floor), 6.82%, 04/21/34 144A †	750,000	751,127
OneMain Direct Auto Receivables Trust, Series 2022-1A, Class A1
4.65%, 03/14/29 144A	2,450,000	2,424,148
OneMain Direct Auto Receivables Trust, Series 2023-1A, Class A
5.41%, 11/14/29 144A	3,080,000	3,093,320
OneMain Financial Issuance Trust, Series 2019-2A, Class A
3.14%, 10/14/36 144A	641,000	601,014
OneMain Financial Issuance Trust, Series 2022-2A, Class A
4.89%, 10/14/34 144A	1,700,000	1,679,614
OneMain Financial Issuance Trust, Series 2022-3A, Class A
5.94%, 05/15/34 144A	1,800,000	1,805,789
OneMain Financial Issuance Trust, Series 2022-S1, Class A
4.13%, 05/14/35 144A	566,000	551,874
OneMain Financial Issuance Trust, Series 2023-1A, Class A
5.50%, 06/14/38 144A	980,000	994,968
OneMain Financial Issuance Trust, Series 2023-2A, Class A2
(Floating, U.S. 30-Day Average SOFR + 1.50%), 6.84%, 09/14/36 144A †	436,000	438,763
OZLM Funding IV, Ltd., Series 2013-4A, Class A1R
(Floating, CME Term SOFR 3M + 1.51%), 6.92%, 10/22/30 144A †	578,641	579,225
Pagaya AI Technology in Housing Trust, Series 2023-1, Class A
3.60%, 10/25/40 144A	444,000	407,301
Palmer Square CLO, Ltd., Series 2013-2A, Class A1A3
(Floating, CME Term SOFR 3M + 1.26%, 1.26% Floor), 6.66%, 10/17/31 144A †	250,000	250,026
PFP, Ltd., Series 2021-8, Class A
(Floating, CME Term SOFR 1M + 1.11%, 1.00% Floor), 6.48%, 08/09/37 144A †	476,519	470,134
PFS Financing Corporation, Series 2020-G, Class A
0.97%, 02/15/26 144A	330,000	328,069

See Notes to Financial Statements.

	Par	Value
PFS Financing Corporation, Series 2021-A, Class A
0.71%, 04/15/26 144A	$ 230,000	$ 226,493
PFS Financing Corporation, Series 2022-D, Class A
4.27%, 08/15/27 144A	167,000	164,173
PFS Financing Corporation, Series 2023-A, Class A
5.80%, 03/15/28 144A	1,097,000	1,114,119
PFS Financing Corporation, Series 2023-C, Class A
5.52%, 10/15/28 144A	1,482,000	1,501,041
Porsche Financial Auto Securitization Trust, Series 2023-1A, Class A3
4.81%, 09/22/28 144A	1,262,000	1,261,038
Porsche Financial Auto Securitization Trust, Series 2023-2A, Class A3
5.79%, 01/22/29 144A	468,000	478,523
Pretium Mortgage Credit Partners LLC, Series 2021-RN1, Class A1
(Step to 4.99% on 07/25/24), 1.99%, 02/25/61 144A STEP	406,871	398,210
Prodigy Finance CM DAC, Series 2021-1A, Class A
(Floating, CME Term SOFR 1M + 1.36%), 6.72%, 07/25/51 144A †	63,219	62,731
Progress Residential Trust, Series 2021-SFR10, Class A
2.39%, 12/17/40 144A	150,084	130,477
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class A
(Floating, CME Term SOFR 1M + 1.06%, 0.95% Floor), 6.42%, 07/25/36 144A †	1,002,826	986,172
Regional Management Issuance Trust, Series 2020-1, Class A
2.34%, 10/15/30 144A	81,372	79,496
Regional Management Issuance Trust, Series 2021-1, Class A
1.68%, 03/17/31 144A	129,000	123,598
Regional Management Issuance Trust, Series 2021-2, Class A
1.90%, 08/15/33 144A	221,000	195,832
Regional Management Issuance Trust, Series 2022-2B, Class A
7.10%, 11/17/32 144A	140,000	141,360
RRX 4, Ltd., Series 2021-4A, Class A1
(Floating, CME Term SOFR 3M + 1.46%, 1.20% Floor), 6.86%, 07/15/34 144A †	900,000	902,267
Santander Bank Auto Credit-Linked Notes Series, Series 2022-B, Class C
5.92%, 08/16/32 144A	362,735	361,580
	Par	Value
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class C
6.99%, 12/15/32 144A	$ 591,025	$ 593,134
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class D
8.20%, 12/15/32 144A	268,648	270,998
Santander Bank NA, Series 2021-1A, Class B
1.83%, 12/15/31 144A	129,278	125,970
Santander Drive Auto Receivables Trust, Series 2022-2, Class A3
2.98%, 10/15/26	426,638	424,322
Santander Drive Auto Receivables Trust, Series 2022-3, Class A3
3.40%, 12/15/26	631,324	626,628
Santander Drive Auto Receivables Trust, Series 2023-5, Class A3
6.02%, 09/15/28	1,002,000	1,017,408
Santander Drive Auto Receivables Trust, Series 2023-6, Class A3
5.93%, 07/17/28	1,400,000	1,426,759
SBNA Auto Lease Trust, Series 2023-A, Class A2
6.27%, 04/20/26 144A	2,500,000	2,518,082
SCCU Auto Receivables Trust, Series 2023-1A, Class A2
5.85%, 05/17/27 144A	500,000	501,352
Shelter Growth CRE Issuer, Ltd., Series 2023-FL5, Class A
(Floating, CME Term SOFR 1M + 2.75%, 2.75% Floor), 8.11%, 05/19/38 144A †	1,100,000	1,096,565
Signal Peak CLO 12, Ltd., Series 2022-12A, Class A1
(Floating, CME Term SOFR 3M + 1.54%, 1.54% Floor), 6.94%, 07/18/34 144A †	350,000	348,244
Signal Peak CLO 5, Ltd., Series 2018-5A, Class A
(Floating, CME Term SOFR 3M + 1.37%, 1.11% Floor), 6.75%, 04/25/31 144A †	340,390	340,682
SLM Private Credit Student Loan Trust, Series 2004-A, Class A3
(Floating, CME Term SOFR 3M + 0.66%), 6.05%, 06/15/33†	131,633	129,864
SLM Private Credit Student Loan Trust, Series 2007-A, Class A4A
(Floating, CME Term SOFR 3M + 0.50%), 5.89%, 12/16/41†	123,795	120,327
SLM Private Education Loan Trust, Series 2010-C, Class A5
(Floating, CME Term SOFR 1M + 4.86%), 10.23%, 10/15/41 144A †	70,933	74,681
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
SMB Private Education Loan Trust, Series 2016-A, Class A2B
(Floating, CME Term SOFR 1M + 1.61%), 6.98%, 05/15/31 144A †	$ 93,895	$ 94,055
SMB Private Education Loan Trust, Series 2018-B, Class A2B
(Floating, CME Term SOFR 1M + 0.83%), 6.20%, 01/15/37 144A †	202,934	200,973
SMB Private Education Loan Trust, Series 2020-A, Class A2A
2.23%, 09/15/37 144A	535,962	498,047
SMB Private Education Loan Trust, Series 2020-A, Class A2B
(Floating, CME Term SOFR 1M + 0.94%), 6.31%, 09/15/37 144A †	53,596	52,983
SMB Private Education Loan Trust, Series 2020-PTA, Class A2B
(Floating, CME Term SOFR 1M + 0.96%), 6.32%, 09/15/54 144A †	1,504,573	1,485,378
SMB Private Education Loan Trust, Series 2021-A, Class APL
(Floating, CME Term SOFR 1M + 0.84%), 6.21%, 01/15/53 144A †	489,527	480,851
SMB Private Education Loan Trust, Series 2021-A, Class B
2.31%, 01/15/53 144A	158,240	146,572
SMB Private Education Loan Trust, Series 2021-B, Class A
1.31%, 07/17/51 144A	771,040	697,064
SMB Private Education Loan Trust, Series 2022-A, Class APT
2.85%, 11/16/54 144A	1,252,730	1,159,229
SMB Private Education Loan Trust, Series 2022-D, Class A1B
(Floating, U.S. 30-Day Average SOFR + 1.80%, 1.80% Floor), 7.14%, 10/15/58 144A †	740,466	746,964
SMB Private Education Loan Trust, Series 2023-A, Class A1B
(Floating, U.S. 30-Day Average SOFR + 1.50%, 1.50% Floor), 6.84%, 01/15/53 144A †	337,090	337,529
SMB Private Education Loan Trust, Series 2023-C, Class A1A
5.67%, 11/15/52 144A	185,480	186,762
SoFi Professional Loan Program LLC, Series 2016-F, Class A2
3.02%, 02/25/40 144A	206,944	197,523
SoFi Professional Loan Program LLC, Series 2019-B, Class A2FX
3.09%, 08/17/48 144A	61,273	58,426
SoFi Professional Loan Program Trust, Series 2018-C, Class A2FX
3.59%, 01/25/48 144A	56,128	54,512
	Par	Value
SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX
2.54%, 05/15/46 144A	$ 256,160	$ 239,411
SoFi Professional Loan Program Trust, Series 2021-A, Class AFX
1.03%, 08/17/43 144A	153,328	130,413
SoFi Professional Loan Program Trust, Series 2021-B, Class AFX
1.14%, 02/15/47 144A	1,331,698	1,122,470
SoFi Professional Loan Program, Series 2018-B, Class A2FX
3.34%, 08/25/47 144A	123,043	120,099
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2
1.88%, 03/26/46 144A	1,600,000	1,460,133
Structured Asset Securities Corporation Mortgage Loan Trust, Series 2005-7XS, Class 2A1A
(Floating, CME Term SOFR 1M + 1.61%, 1.50% Floor), 6.96%, 04/25/35†	56,142	55,324
STWD, Ltd., Series 2019-FL1, Class A
(Floating, CME Term SOFR 1M + 1.19%, 1.19% Floor), 6.56%, 07/15/38 144A †	487,485	484,624
Synchrony Card Funding LLC, Series 2023-A1, Class A
5.54%, 07/15/29	1,200,000	1,223,628
TCI-Symphony CLO, Ltd., Series 2017-1A, Class AR
(Floating, CME Term SOFR 3M + 1.19%, 0.93% Floor), 6.59%, 07/15/30 144A †	1,588,120	1,588,439
Tesla Auto Lease Trust, Series 2023-B, Class A3
6.13%, 09/21/26 144A	1,100,000	1,111,683
TICP CLO XIV, Ltd., Series 2019-14A, Class A2R
(Floating, CME Term SOFR 3M + 1.91%, 1.65% Floor), 7.33%, 10/20/32 144A †	250,000	249,381
TierPoint Issuer LLC, Series 2023-1A, Class A2
6.00%, 06/25/53 144A	1,600,000	1,565,624
Towd Point Mortgage Trust, Series 2019-MH1, Class A1
3.00%, 11/25/58 144A	22,958	22,855
Toyota Auto Loan Extended Note Trust, Series 2023-1A, Class A
4.93%, 06/25/36 144A	775,000	783,709
Toyota Auto Receivables Owner Trust, Series 2023-B, Class A2A
5.28%, 05/15/26	2,833,968	2,830,181
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3
5.16%, 04/17/28	372,000	374,954

See Notes to Financial Statements.

	Par	Value
Toyota Auto Receivables Owner Trust, Series 2023-D, Class A3
5.54%, 08/15/28	$1,090,000	$ 1,112,488
TRESTLES CLO III, Ltd., Series 2020-3A, Class A1
(Floating, CME Term SOFR 3M + 1.59%, 1.33% Floor), 7.01%, 01/20/33 144A †	1,050,000	1,049,010
TRESTLES CLO, Ltd., Series 2017-1A, Class A1R
(Floating, CME Term SOFR 3M + 1.25%, 0.99% Floor), 6.63%, 04/25/32 144A †	550,000	548,761
Trillium Credit Card Trust II, Series 2023-3A, Class A
(Floating, U.S. SOFR + 0.85%), 6.23%, 08/26/28 144A †	1,500,000	1,505,852
Trinitas CLO XVIII, Ltd., Series 2021-18A, Class A1
(Floating, CME Term SOFR 3M + 1.43%, 1.17% Floor), 6.85%, 01/20/35 144A †	250,000	248,815
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	113,222	114,777
United Airlines Pass-Through Trust, Series 2020-1, Class B
4.88%, 01/15/26	27,360	26,524
Vantage Data Centers Issuer LLC, Series 2019-1A, Class A2
3.19%, 07/15/44 144A	621,833	610,453
Venture XVII CLO, Ltd., Series 2014-17A, Class ARR
(Floating, CME Term SOFR 3M + 1.14%), 6.54%, 04/15/27 144A †	100,443	100,413
Volkswagen Auto Loan Enhanced Trust, Series 2023-1, Class A3
5.02%, 06/20/28	500,000	503,140
Volkswagen Auto Loan Enhanced Trust, Series 2023-2, Class A2A
5.72%, 03/22/27	2,500,000	2,516,079
Wingstop Funding LLC, Series 2020-1A, Class A2
2.84%, 12/05/50 144A	1,034,250	934,068
World Omni Auto Receivables Trust, Series 2022-D, Class A2A
5.51%, 03/16/26	689,243	688,953
World Omni Automobile Lease Securitization Trust, Series 2023-A, Class A2A
5.47%, 11/17/25	2,526,783	2,526,102
Total Asset-Backed Securities (Cost $209,784,403)		207,571,755
COMMERCIAL PAPER — 0.2%
Societe Generale SA
5.35%, 03/06/24Ω (Cost $1,287,349)	1,300,000	1,296,776
CORPORATE BONDS — 19.5%
AES Corporation (The)
1.38%, 01/15/26	1,700,000	1,574,233
	Par	Value
Air Lease Corporation
0.80%, 08/18/24	$ 490,000	$ 475,116
1.88%, 08/15/26	225,000	207,166
Albertsons Cos., Inc.
3.25%, 03/15/26 144A	590,000	556,893
Allison Transmission, Inc.
4.75%, 10/01/27 144A Δ	590,000	570,388
Ally Financial, Inc.
3.88%, 05/21/24Δ	400,000	396,638
5.75%, 11/20/25	200,000	199,599
American Electric Power Co., Inc.
5.70%, 08/15/25	960,000	967,019
American Express Co.
2.55%, 03/04/27Δ	755,000	708,013
(Variable, U.S. SOFR + 0.97%), 5.39%, 07/28/27^	2,015,000	2,039,793
American Tower Corporation REIT
0.45%, 01/15/27(E) Δ	205,000	207,195
0.40%, 02/15/27(E)	300,000	302,073
3.55%, 07/15/27Δ	455,000	437,046
5.50%, 03/15/28	150,000	153,561
Amgen, Inc.
5.15%, 03/02/28	511,000	522,996
Aon Corporation
2.85%, 05/28/27Δ	79,000	74,767
Ardagh Metal Packaging Finance U.S.A. LLC
3.25%, 09/01/28 144A	290,000	254,055
AT&T, Inc.
3.55%, 11/18/25(E)	490,000	544,178
Athene Global Funding
1.00%, 04/16/24 144A	1,800,000	1,772,033
(Floating, U.S. SOFR Index + 0.70%), 6.10%, 05/24/24 144A †	1,000,000	999,436
AutoZone, Inc.
5.05%, 07/15/26	1,230,000	1,238,766
Aviation Capital Group LLC
4.38%, 01/30/24 144A	1,000,000	998,443
Bank of America Corporation
(Variable, U.S. SOFR + 0.69%), 0.98%, 04/22/25^	1,555,000	1,530,459
(Variable, CME Term SOFR 3M + 1.35%), 3.09%, 10/01/25^	1,500,000	1,471,256
(Variable, U.S. SOFR + 0.65%), 1.53%, 12/06/25Δ ^	1,860,000	1,788,558
(Variable, U.S. SOFR + 1.33%), 3.38%, 04/02/26^	480,000	467,190
(Variable, U.S. SOFR + 1.15%), 1.32%, 06/19/26^	439,000	413,526
(Variable, U.S. SOFR + 1.29%), 5.08%, 01/20/27^	1,205,000	1,203,262
(Variable, U.S. SOFR + 1.57%), 5.82%, 09/15/29^	440,000	454,762
Berry Global, Inc.
1.57%, 01/15/26	1,600,000	1,487,581
Blue Owl Capital Corporation
3.75%, 07/22/25	510,000	488,824
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Blue Owl Technology Finance Corporation
3.75%, 06/17/26 144A	$ 345,000	$ 315,761
Boeing Co. (The)
1.43%, 02/04/24	1,200,000	1,194,968
2.20%, 02/04/26	699,000	660,820
Booking Holdings, Inc.
0.10%, 03/08/25(E)	160,000	169,836
Brighthouse Financial Global Funding
1.75%, 01/13/25 144A	1,330,000	1,278,276
Broadcom Corporation
3.88%, 01/15/27	552,000	538,971
Brunswick Corporation
0.85%, 08/18/24Δ	1,045,000	1,011,532
Cantor Fitzgerald LP
4.88%, 05/01/24 144A	1,800,000	1,786,549
Capital One Financial Corporation
(Variable, U.S. SOFR + 2.44%), 7.15%, 10/29/27^	930,000	966,428
(Variable, U.S. SOFR + 2.64%), 6.31%, 06/08/29Δ ^	440,000	452,205
Carnival Corporation
4.00%, 08/01/28 144A	375,000	348,806
Carrier Global Corporation
4.38%, 05/29/25(E) Δ	560,000	623,785
CCO Holdings LLC
5.13%, 05/01/27 144A	1,330,000	1,284,307
CenterPoint Energy Resources Corporation
5.25%, 03/01/28	27,000	27,731
Charles Schwab Corporation (The)
5.88%, 08/24/26	243,000	249,369
Citigroup, Inc.
(Variable, U.S. SOFR + 1.53%), 3.29%, 03/17/26^	1,000,000	974,162
(Variable, U.S. SOFR + 1.55%), 5.61%, 09/29/26^	1,425,000	1,436,779
(Variable, U.S. SOFR + 0.77%), 1.46%, 06/09/27^	759,000	695,159
Citizens Bank NA
(Variable, U.S. SOFR + 1.45%), 6.06%, 10/24/25^	1,000,000	975,942
Civitas Resources, Inc.
8.38%, 07/01/28 144A	710,000	742,138
Columbia Pipelines Holding Co. LLC
6.06%, 08/15/26 144A	755,000	773,542
CommonSpirit Health
1.55%, 10/01/25	800,000	749,773
Conagra Brands, Inc.
5.30%, 10/01/26	975,000	987,853
Concentrix Corporation
6.65%, 08/02/26	1,320,000	1,354,247
Corebridge Financial, Inc.
3.50%, 04/04/25	2,000,000	1,951,608
3.65%, 04/05/27	600,000	577,877
Crown Castle, Inc. REIT
1.05%, 07/15/26Δ	320,000	289,002
CrownRock LP
5.63%, 10/15/25 144A	215,000	214,848
	Par	Value
CVS Health Corporation
4.30%, 03/25/28	$ 23,000	$ 22,651
Daimler Truck Finance North America LLC
5.60%, 08/08/25 144A	700,000	705,098
5.15%, 01/16/26 144A Δ	900,000	903,200
2.00%, 12/14/26 144A	150,000	138,016
Diamondback Energy, Inc.
3.25%, 12/01/26	352,000	341,515
3.50%, 12/01/29	290,000	269,840
DPL, Inc.
4.13%, 07/01/25Δ	200,000	195,157
Edison International
4.70%, 08/15/25	690,000	682,018
Elevance Health, Inc.
5.35%, 10/15/25	145,000	145,976
3.65%, 12/01/27	20,000	19,385
Enact Holdings, Inc.
6.50%, 08/15/25 144A	580,000	578,686
Enbridge Energy Partners LP
5.88%, 10/15/25	85,000	85,957
Energy Transfer LP
4.05%, 03/15/25	652,000	642,031
2.90%, 05/15/25	270,000	261,874
6.05%, 12/01/26	1,330,000	1,367,717
5.63%, 05/01/27 144A	417,000	415,853
6.10%, 12/01/28	574,000	603,475
6.00%, 02/01/29 144A	100,000	100,964
EnLink Midstream Partners LP
4.15%, 06/01/25	110,000	107,620
Enterprise Products Operating LLC
4.15%, 10/16/28	455,000	450,200
EQM Midstream Partners LP
6.50%, 07/01/27 144A	80,000	81,497
5.50%, 07/15/28	220,000	218,081
EQT Corporation
5.00%, 01/15/29	57,000	56,508
Equinix, Inc. REIT
2.63%, 11/18/24	985,000	959,791
Equitable Financial Life Global Funding
1.00%, 01/09/26 144A	1,600,000	1,465,630
Eversource Energy
4.75%, 05/15/26Δ	250,000	248,993
2.90%, 03/01/27	415,000	393,321
5.45%, 03/01/28Δ	250,000	257,295
Exelon Corporation
2.75%, 03/15/27	150,000	141,456
5.15%, 03/15/28	300,000	304,627
F&G Global Funding
0.90%, 09/20/24 144A	1,860,000	1,791,197
Fidelity National Information Services, Inc.
1.15%, 03/01/26Δ	1,017,000	940,427
4.70%, 07/15/27	184,000	184,212
Fifth Third Bank NA
(Variable, U.S. SOFR Index + 1.23%), 5.85%, 10/27/25^	630,000	628,622

See Notes to Financial Statements.

	Par	Value
First-Citizens Bank & Trust Co.
(Variable, CME Term SOFR 3M + 1.72%), 2.97%, 09/27/25^	$ 440,000	$ 429,657
Fiserv, Inc.
3.20%, 07/01/26Δ	410,000	394,995
Ford Motor Credit Co. LLC
5.58%, 03/18/24	300,000	299,631
2.30%, 02/10/25Δ	1,300,000	1,251,215
5.13%, 06/16/25	640,000	632,343
4.13%, 08/04/25	700,000	680,962
6.95%, 06/10/26	407,000	417,911
7.35%, 11/04/27	540,000	570,106
FS KKR Capital Corporation
4.25%, 02/14/25 144A	880,000	857,337
GA Global Funding Trust
1.63%, 01/15/26 144A	400,000	368,570
Gartner, Inc.
4.50%, 07/01/28 144A	130,000	123,325
General Mills, Inc.
5.24%, 11/18/25	155,000	154,814
General Motors Financial Co., Inc.
1.20%, 10/15/24Δ	900,000	868,915
3.50%, 11/07/24	2,000,000	1,964,059
6.05%, 10/10/25	179,000	181,138
5.40%, 04/06/26	1,310,000	1,319,408
2.35%, 02/26/27	145,000	133,640
Glencore Funding LLC
6.13%, 10/06/28 144A	529,000	555,141
Global Payments, Inc.
1.20%, 03/01/26	2,008,000	1,846,272
Goldman Sachs Group, Inc. (The)
(Variable, U.S. SOFR + 0.61%), 0.86%, 02/12/26Δ ^	810,000	768,339
(Variable, U.S. SOFR + 1.08%), 5.80%, 08/10/26^	1,856,000	1,875,159
(Variable, U.S. SOFR + 1.11%), 2.64%, 02/24/28^	758,000	703,197
(Variable, U.S. SOFR + 1.77%), 6.48%, 10/24/29^	356,000	378,389
Golub Capital BDC, Inc.
3.38%, 04/15/24	575,000	570,600
Graham Holdings Co.
5.75%, 06/01/26 144A	200,000	198,663
HCA, Inc.
5.38%, 02/01/25	395,000	394,669
5.25%, 04/15/25	773,000	772,725
5.88%, 02/15/26	225,000	227,059
5.25%, 06/15/26Δ	331,000	332,419
Healthpeak OP LLC REIT
1.35%, 02/01/27	145,000	130,331
Honeywell International, Inc.
3.50%, 05/17/27(E)	220,000	246,915
Howmet Aerospace, Inc.
5.90%, 02/01/27Δ	580,000	595,569
Huntington National Bank (The)
(Variable, U.S. SOFR + 1.22%), 5.70%, 11/18/25^	825,000	816,156
Hyundai Capital America
1.00%, 09/17/24 144A	485,000	469,636
	Par	Value
6.25%, 11/03/25 144A	$ 370,000	$ 375,764
5.50%, 03/30/26 144A	1,300,000	1,307,849
5.65%, 06/26/26 144A	2,200,000	2,216,259
1.65%, 09/17/26 144A	385,000	350,225
Illumina, Inc.
5.80%, 12/12/25	300,000	301,291
International Flavors & Fragrances, Inc.
1.23%, 10/01/25 144A	1,000,000	926,468
IQVIA, Inc.
5.00%, 05/15/27 144A	200,000	196,420
JPMorgan Chase & Co.
(Variable, U.S. SOFR + 0.98%), 3.85%, 06/14/25^	1,770,000	1,756,468
(Variable, CME Term SOFR 3M + 0.58%), 0.97%, 06/23/25^	1,000,000	976,858
(Variable, U.S. SOFR + 1.07%), 5.55%, 12/15/25^	1,610,000	1,611,390
(Variable, U.S. SOFR + 1.32%), 4.08%, 04/26/26Δ ^	940,000	925,353
(Variable, U.S. SOFR + 1.02%), 2.07%, 06/01/29^	225,000	199,799
(Variable, U.S. SOFR + 1.45%), 5.30%, 07/24/29^	634,000	644,291
(Variable, U.S. SOFR + 1.57%), 6.09%, 10/23/29Δ ^	605,000	636,922
KeyBank NA
4.70%, 01/26/26	340,000	332,300
L3Harris Technologies, Inc.
5.40%, 01/15/27	546,000	557,889
4.40%, 06/15/28	181,000	179,179
Ladder Capital Finance Holdings LLLP
4.25%, 02/01/27 144A	200,000	188,625
Lennar Corporation
4.50%, 04/30/24Δ	1,000,000	995,008
Manufacturers & Traders Trust Co.
4.65%, 01/27/26	1,720,000	1,685,070
Marathon Petroleum Corporation
4.70%, 05/01/25	100,000	99,421
Matador Resources Co.
5.88%, 09/15/26	305,000	302,981
McDonald’s Corporation
(Floating, Australian BBSW 3M + 1.13%), 5.47%, 03/08/24(A) †	2,000,000	1,363,364
3.63%, 11/28/27(E)	300,000	338,465
Meritage Homes Corporation
5.13%, 06/06/27	580,000	571,930
Microchip Technology, Inc.
4.25%, 09/01/25Δ	103,000	101,514
MMS U.S.A. Holdings, Inc.
0.63%, 06/13/25(E)	100,000	105,862
Morgan Stanley
1.75%, 03/11/24(E)	205,000	225,344
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	790,000	777,114
(Variable, U.S. SOFR + 0.75%), 0.86%, 10/21/25Δ ^	525,000	504,451
(Variable, U.S. SOFR + 0.56%), 1.16%, 10/21/25Δ ^	3,060,000	2,945,934
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, U.S. SOFR + 1.77%), 6.14%, 10/16/26Δ ^	$ 980,000	$ 998,599
(Variable, U.S. SOFR + 1.59%), 5.16%, 04/20/29^	615,000	619,395
(Variable, U.S. SOFR + 1.63%), 5.45%, 07/20/29Δ ^	424,000	432,663
(Variable, U.S. SOFR + 1.83%), 6.41%, 11/01/29^	105,000	111,494
MPLX LP
4.25%, 12/01/27	300,000	293,783
MPT Operating Partnership LP REIT
5.00%, 10/15/27Δ	350,000	286,203
Nasdaq, Inc.
5.35%, 06/28/28Δ	680,000	700,486
National Grid North America, Inc.
0.41%, 01/20/26(E)	100,000	104,197
4.15%, 09/12/27(E)	351,000	398,462
National Rural Utilities Cooperative Finance Corporation
1.88%, 02/07/25	539,000	520,712
Navient Corporation
5.00%, 03/15/27Δ	580,000	560,448
New Fortress Energy, Inc.
6.50%, 09/30/26 144A	185,000	177,807
NextEra Energy Capital Holdings, Inc.
2.94%, 03/21/24Δ	540,000	536,557
5.75%, 09/01/25	331,000	334,383
NextEra Energy Operating Partners LP
4.25%, 07/15/24 144A	405,000	400,566
NiSource, Inc.
5.25%, 03/30/28	432,000	440,995
Nissan Motor Acceptance Co. LLC
1.13%, 09/16/24 144A Δ	690,000	665,824
Nordstrom, Inc.
2.30%, 04/08/24	250,000	247,458
Occidental Petroleum Corporation
8.50%, 07/15/27Δ	455,000	496,725
Oncor Electric Delivery Co. LLC
4.30%, 05/15/28 144A	220,000	217,699
OneMain Finance Corporation
7.13%, 03/15/26	580,000	591,360
ONEOK, Inc.
5.55%, 11/01/26	1,260,000	1,282,750
5.65%, 11/01/28Δ	144,000	148,990
Oracle Corporation
1.65%, 03/25/26Δ	1,464,000	1,366,649
2.65%, 07/15/26	286,000	271,431
4.50%, 05/06/28Δ	75,000	75,113
Otis Worldwide Corporation
5.25%, 08/16/28Δ	22,000	22,597
Ovintiv, Inc.
5.65%, 05/15/25	960,000	965,161
Pacific Gas and Electric Co.
3.75%, 02/15/24	200,000	199,397
4.95%, 06/08/25	1,000,000	994,301
3.45%, 07/01/25	111,000	107,495
	Par	Value
2.10%, 08/01/27	$ 600,000	$ 541,612
Pacific Life Global Funding II
(Floating, U.S. SOFR + 0.62%), 6.02%, 06/04/26 144A †	500,000	495,853
PeaceHealth Obligated Group
1.38%, 11/15/25	104,000	96,685
Pennsylvania Electric Co.
5.15%, 03/30/26 144A	480,000	479,833
Penske Truck Leasing Co. LP
3.45%, 07/01/24 144A	1,500,000	1,482,233
2.70%, 11/01/24 144A	1,105,000	1,075,345
1.20%, 11/15/25 144A	300,000	278,349
Piedmont Natural Gas Co., Inc.
3.50%, 06/01/29	24,000	22,426
Pioneer Natural Resources Co.
1.13%, 01/15/26	285,000	264,793
5.10%, 03/29/26	175,000	176,387
Plains All American Pipeline LP
4.50%, 12/15/26	1,900,000	1,876,172
PNC Financial Services Group, Inc. (The)
(Variable, U.S. SOFR Index + 1.09%), 4.76%, 01/26/27^	945,000	938,315
PRA Group, Inc.
7.38%, 09/01/25 144A	200,000	198,557
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	200,000	198,886
PTC, Inc.
3.63%, 02/15/25 144A Δ	580,000	567,816
Qorvo, Inc.
1.75%, 12/15/24	620,000	594,667
Quanta Services, Inc.
0.95%, 10/01/24Δ	385,000	371,170
Regal Rexnord Corporation
6.05%, 02/15/26 144A	825,000	834,653
RTX Corporation
3.95%, 08/16/25Δ	544,000	536,394
5.75%, 01/15/29Δ	215,000	225,063
Ryder System, Inc.
3.65%, 03/18/24	680,000	676,780
2.85%, 03/01/27	360,000	338,924
Sabine Pass Liquefaction LLC
5.63%, 03/01/25	1,051,000	1,053,823
5.00%, 03/15/27	134,000	134,690
San Diego Gas & Electric Co.
4.95%, 08/15/28Δ	630,000	643,692
SBA Tower Trust REIT
2.84%, 01/15/25 144A	3,225,000	3,115,530
1.88%, 01/15/26 144A	680,000	631,479
1.63%, 11/15/26 144A	800,000	715,432
Sempra
3.30%, 04/01/25	295,000	288,088
Sirius XM Radio, Inc.
3.13%, 09/01/26 144A Δ	600,000	564,487
Sonoco Products Co.
2.25%, 02/01/27	355,000	327,467

See Notes to Financial Statements.

	Par	Value
Southern California Edison Co.
5.65%, 10/01/28	$ 45,000	$ 46,983
Southern Co. (The)
4.48%, 08/01/24Δ STEP	532,000	527,785
Sprint LLC
7.13%, 06/15/24	657,000	660,284
7.63%, 03/01/26	173,000	180,759
Sprint Spectrum Co. LLC
4.74%, 03/20/25 144A	139,063	137,941
Standard Industries, Inc.
5.00%, 02/15/27 144A	580,000	565,846
Starwood Property Trust, Inc.
4.75%, 03/15/25	585,000	577,737
Steel Dynamics, Inc.
2.40%, 06/15/25Δ	35,000	33,561
Synchrony Bank
5.40%, 08/22/25	1,600,000	1,577,078
Targa Resources Corporation
5.20%, 07/01/27	442,000	444,489
6.15%, 03/01/29	220,000	230,456
TerraForm Power Operating LLC
5.00%, 01/31/28 144A	595,000	577,763
Texas Electric Market Stabilization Funding N LLC
4.27%, 08/01/34 144A	260,596	252,275
T-Mobile U.S.A., Inc.
2.25%, 02/15/26	486,000	460,833
2.63%, 04/15/26	252,000	239,835
3.75%, 04/15/27	381,000	370,057
3.38%, 04/15/29	375,000	348,829
Travel + Leisure Co.
6.63%, 07/31/26 144A	580,000	586,345
United Airlines, Inc.
4.38%, 04/15/26 144A	540,000	526,889
UnitedHealth Group, Inc.
4.25%, 01/15/29Δ	143,000	142,974
Verizon Communications, Inc.
4.33%, 09/21/28	267,000	264,579
Viasat, Inc.
5.63%, 04/15/27 144A	270,000	261,510
Viper Energy, Inc.
7.38%, 11/01/31 144A Δ	1,465,000	1,517,930
Virginia Electric and Power Co.
3.80%, 04/01/28	83,000	80,618
Vistra Operations Co. LLC
4.88%, 05/13/24 144A	365,000	363,394
3.55%, 07/15/24 144A	900,000	887,525
5.63%, 02/15/27 144A Δ	250,000	246,748
5.00%, 07/31/27 144A	200,000	194,873
VMware LLC
3.90%, 08/21/27	635,000	615,415
Volkswagen Group of America Finance LLC
3.95%, 06/06/25 144A	2,410,000	2,362,940
5.70%, 09/12/26 144A	1,710,000	1,736,032
Warnermedia Holdings, Inc.
3.64%, 03/15/25	300,000	293,709
	Par	Value
3.79%, 03/15/25Δ	$ 600,000	$ 588,382
WEC Energy Group, Inc.
4.75%, 01/09/26Δ	575,000	573,175
Wells Fargo & Co.
(Variable, U.S. SOFR + 1.32%), 3.91%, 04/25/26^	1,420,000	1,392,857
(Variable, U.S. SOFR + 1.56%), 4.54%, 08/15/26Δ ^	505,000	500,034
(Variable, U.S. SOFR + 1.74%), 5.57%, 07/25/29^	1,059,000	1,083,029
(Variable, U.S. SOFR + 1.79%), 6.30%, 10/23/29^	315,000	332,483
WESCO Distribution, Inc.
7.13%, 06/15/25 144A	210,000	211,715
Western Midstream Operating LP
4.65%, 07/01/26	63,000	61,966
6.35%, 01/15/29	145,000	151,436
Westinghouse Air Brake Technologies Corporation
4.15%, 03/15/24	1,600,000	1,593,467
3.20%, 06/15/25	325,000	314,558
Williams Cos., Inc. (The)
5.40%, 03/02/26	1,694,000	1,712,261
5.30%, 08/15/28	398,000	407,959
Workday, Inc.
3.50%, 04/01/27	163,000	157,908
Total Corporate Bonds (Cost $169,970,870)		168,785,585
FOREIGN BONDS — 9.3%
Australia — 0.6%
Macquarie Group, Ltd.
(Variable, U.S. SOFR + 0.69%), 1.20%, 10/14/25 144A ^	800,000	772,097
National Australia Bank, Ltd.
4.94%, 01/12/28Δ	250,000	253,088
NBN Co., Ltd.
0.88%, 10/08/24 144A	880,000	850,723
Sydney Airport Finance Co. Pty, Ltd.
3.38%, 04/30/25	1,000,000	975,878
Transurban Queensland Finance Pty., Ltd.
(Floating, Australian BBSW 3M + 2.05%), 6.41%, 12/16/24(A) †	720,000	494,447
Woodside Finance, Ltd.
3.65%, 03/05/25 144A	1,900,000	1,859,721
3.70%, 09/15/26 144A	400,000	384,730
		5,590,684
Belgium — 0.0%
KBC Group NV
(Variable, 1.10% - EUR Swap Rate 5Y), 0.50%, 12/03/29(E) ^	200,000	211,695
Canada — 1.3%
Canadian Pacific Railway Co.
1.35%, 12/02/24	1,101,000	1,060,986
CDP Financial, Inc.
1.00%, 05/26/26 144A	520,000	479,907
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
CPPIB Capital, Inc.
0.50%, 09/16/24 144A	$1,265,000	$ 1,224,367
4.13%, 10/21/24 144A	2,200,000	2,183,229
Element Fleet Management Corporation
1.60%, 04/06/24 144A Δ	315,000	311,042
Enbridge, Inc.
2.50%, 02/14/25	640,000	621,056
6.00%, 11/15/28	265,000	278,674
GFL Environmental, Inc.
3.75%, 08/01/25 144A	175,000	170,993
5.13%, 12/15/26 144A Δ	175,000	173,263
OMERS Finance Trust
1.10%, 03/26/26 144A	675,000	625,386
4.00%, 04/20/28 144A	555,000	545,411
Ontario Teachers' Finance Trust
4.25%, 04/25/28 144A	1,065,000	1,062,308
Rogers Communications, Inc.
3.20%, 03/15/27Δ	597,000	570,399
Royal Bank of Canada
6.00%, 11/01/27	256,000	268,573
Toronto-Dominion Bank (The)
0.38%, 04/25/24(E)	305,000	332,959
TransCanada PipeLines, Ltd.
1.00%, 10/12/24	1,000,000	964,740
		10,873,293
France — 1.0%
Banque Federative du Credit Mutuel SA
5.90%, 07/13/26 144A	1,785,000	1,824,205
Banque Stellantis France SACA
0.00%, 01/22/25(E)	100,000	106,202
BNP Paribas SA
3.38%, 01/09/25 144A	700,000	685,860
BPCE SA
0.63%, 04/28/25(E)	100,000	106,339
(Variable, U.S. SOFR + 2.10%), 5.98%, 01/18/27 144A ^	1,815,000	1,830,866
Credit Agricole SA
(Variable, U.S. SOFR + 0.89%), 1.25%, 01/26/27 144A ^	250,000	230,406
Electricite de France SA
3.75%, 06/05/27(E)	200,000	225,264
Engie SA
3.63%, 12/06/26(E)	300,000	336,046
Societe Generale SA
2.63%, 01/22/25 144A	2,800,000	2,715,249
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.49%, 12/14/26 144A ^	200,000	184,301
Teleperformance SE
5.25%, 11/22/28(E)	200,000	231,182
		8,475,920
Germany — 0.5%
Commerzbank AG
(Variable, 1.30% - Euribor 3M), 0.75%, 03/24/26(E) ^	100,000	106,044
	Par	Value
Deutsche Bank AG
(Variable, U.S. SOFR + 2.58%), 3.96%, 11/26/25^	$2,800,000	$2,755,027
(Variable, U.S. SOFR + 2.51%), 6.82%, 11/20/29^	170,000	179,264
E.ON SE
0.88%, 01/08/25(E)	50,000	53,835
Traton Finance Luxembourg SA
0.00%, 06/14/24(E)	100,000	108,416
0.13%, 11/10/24(E)	100,000	106,767
Volkswagen Bank GmbH
1.88%, 01/31/24(E)	300,000	330,531
4.25%, 01/07/26(E)	200,000	223,523
2.50%, 07/31/26(E)	100,000	107,655
Volkswagen Financial Services AG
0.88%, 01/31/28(E)	120,000	120,029
Volkswagen Leasing GmbH
0.38%, 07/20/26(E)	60,000	61,481
		4,152,572
Ireland — 0.5%
AerCap Ireland Capital DAC
2.88%, 08/14/24	150,000	147,185
1.65%, 10/29/24	2,585,000	2,495,975
3.50%, 01/15/25	350,000	342,365
2.45%, 10/29/26	150,000	138,969
CA Auto Bank SpA
0.00%, 04/16/24(E)	100,000	109,213
CRH SMW Finance DAC
4.00%, 07/11/27(E)	170,000	192,936
ESB Finance DAC
3.49%, 01/12/24(E)	100,000	110,379
Fresenius Finance Ireland PLC
0.00%, 10/01/25(E)	100,000	104,133
Linde PLC
3.63%, 06/12/25(E)	200,000	222,343
SMBC Aviation Capital Finance DAC
3.55%, 04/15/24 144A Δ	800,000	794,672
		4,658,170
Italy — 0.1%
ACEA SpA
0.00%, 09/28/25(E)	100,000	104,143
ASTM SpA
1.00%, 11/25/26(E)	170,000	175,158
Eni SpA
3.63%, 05/19/27(E)	240,000	269,250
Snam SpA
0.00%, 08/15/25(E)	100,000	104,779
Telecom Italia SpA
5.30%, 05/30/24 144A	200,000	199,218
		852,548
Japan — 1.3%
Mitsubishi UFJ Financial Group, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.08%), 5.72%, 02/20/26^	990,000	994,607

See Notes to Financial Statements.

	Par	Value
Mizuho Financial Group, Inc.
0.52%, 06/10/24(E)	$ 100,000	$ 108,744
Nomura Holdings, Inc.
1.85%, 07/16/25	2,700,000	2,558,237
2.33%, 01/22/27	600,000	550,808
NTT Finance Corporation
4.37%, 07/27/27 144A	200,000	198,397
Renesas Electronics Corporation
1.54%, 11/26/24 144A	1,245,000	1,198,419
Sumitomo Mitsui Financial Group, Inc.
(Floating, Australian BBSW 3M + 1.25%), 5.40%, 10/16/24(A) †	1,000,000	682,892
1.47%, 07/08/25	1,100,000	1,041,462
5.46%, 01/13/26	1,700,000	1,717,692
Sumitomo Mitsui Trust Bank, Ltd.
5.65%, 09/14/26 144A	2,500,000	2,542,770
		11,594,028
Jersey — 0.1%
Aptiv PLC
2.40%, 02/18/25	355,000	343,556
Heathrow Funding, Ltd.
1.50%, 10/12/25(E)	185,000	197,869
		541,425
Netherlands — 0.8%
ABN AMRO Bank NV
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.55%), 6.58%, 10/13/26 144A ^	600,000	609,692
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.65%), 6.34%, 09/18/27 144A ^	900,000	921,033
Conti-Gummi Finance BV
1.13%, 09/25/24(E)	110,000	119,001
Cooperatieve Rabobank UA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.73%), 1.98%, 12/15/27 144A ^	1,000,000	911,203
Enel Finance International NV
2.65%, 09/10/24	500,000	488,433
6.80%, 10/14/25 144A	500,000	512,937
ING Groep NV
(Variable, U.S. SOFR + 1.64%), 3.87%, 03/28/26^	800,000	784,668
JDE Peet's NV
0.80%, 09/24/24 144A	430,000	413,695
LeasePlan Corporation NV
2.88%, 10/24/24 144A	1,900,000	1,857,589
NXP BV
2.70%, 05/01/25	50,000	48,261
4.30%, 06/18/29	140,000	136,260
Redexis Gas Finance BV
1.88%, 05/28/25(E)	100,000	107,650
	Par	Value
Sartorius Finance BV
4.25%, 09/14/26(E)	$ 300,000	$ 338,910
Toyota Motor Finance Netherlands BV
0.00%, 10/27/25(E)	100,000	104,289
		7,353,621
Norway — 0.3%
Aker BP ASA
2.88%, 01/15/26 144A	895,000	852,049
DNB Bank ASA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.85%), 1.13%, 09/16/26 144A ^	1,000,000	928,411
Var Energi ASA
7.50%, 01/15/28 144A	410,000	435,174
		2,215,634
Spain — 0.1%
Banco Santander SA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%), 5.74%, 06/30/24^	800,000	799,939
Sweden — 0.3%
Skandinaviska Enskilda Banken AB
1.40%, 11/19/25 144A Δ	2,000,000	1,871,373
Svensk Exportkredit AB
4.00%, 07/15/25	780,000	772,439
Volvo Treasury AB
0.00%, 05/09/24(E)	210,000	228,611
		2,872,423
Switzerland — 0.8%
Credit Suisse AG
3.70%, 02/21/25	250,000	245,092
7.50%, 02/15/28	350,000	383,875
SIG Combibloc PurchaseCo S.a.r.l.
2.13%, 06/18/25(E)	100,000	108,405
UBS Group AG
(Variable, 0.55% - EURIBOR ICE SWAP RATE), 0.25%, 01/29/26(E) ^	200,000	211,690
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.55%), 5.71%, 01/12/27 144A ^	3,000,000	3,019,067
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.05%), 4.70%, 08/05/27 144A ^	680,000	670,899
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.85%), 1.49%, 08/10/27 144A ^	350,000	316,547
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.60%), 6.33%, 12/22/27 144A ^	$1,675,000	$ 1,728,119
		6,683,694
United Kingdom — 1.6%
Barclays PLC
4.38%, 01/12/26	700,000	691,143
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	1,000,000	964,985
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.30%), 5.30%, 08/09/26Δ ^	900,000	897,036
(Variable, U.S. SOFR + 2.21%), 5.83%, 05/09/27Δ ^	304,000	306,914
British Telecommunications PLC
4.25%, 01/06/33(E)	190,000	221,363
HSBC Holdings PLC
(Floating, CME Term SOFR 3M + 1.49%), 6.86%, 03/11/25† Δ	3,000,000	3,005,179
(Variable, U.S. SOFR + 3.35%), 7.39%, 11/03/28^	200,000	214,600
(Variable, CME Term SOFR 3M + 1.80%), 4.58%, 06/19/29Δ ^	200,000	194,284
INEOS Quattro Finance 2 PLC
9.63%, 03/15/29 144A	525,000	561,094
Informa PLC
2.13%, 10/06/25(E)	485,000	520,869
Lloyds Banking Group PLC
4.45%, 05/08/25	300,000	296,692
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.60%), 3.51%, 03/18/26^	1,500,000	1,466,037
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.75%), 4.72%, 08/11/26^	1,000,000	987,755
National Grid Electricity Transmission PLC
0.19%, 01/20/25(E)	100,000	106,546
NatWest Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.35%), 5.85%, 03/02/27^	900,000	908,570
NatWest Markets PLC
(Floating, U.S. SOFR + 1.45%), 6.86%, 03/22/25†	1,500,000	1,510,092
Reckitt Benckiser Treasury Services PLC
3.63%, 09/14/28(E)	310,000	354,259
Rolls-Royce PLC
5.75%, 10/15/27 144A	350,000	350,834
Santander UK Group Holdings PLC
(Variable, U.S. SOFR + 2.75%), 6.83%, 11/21/26^	500,000	509,678
		14,067,930
Total Foreign Bonds (Cost $82,000,796)		80,943,576
	Par	Value
MORTGAGE-BACKED SECURITIES — 15.8%
Alen Mortgage Trust, Series 2021-ACEN, Class A
(Floating, CME Term SOFR 1M + 1.26%, 1.15% Floor), 6.63%, 04/15/34 144A †	$ 350,000	$315,376
American Home Mortgage Assets Trust, Series 2006-5, Class A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.92%, 0.92% Floor), 5.93%, 11/25/46†	532,405	150,007
Angel Oak Mortgage Trust, Series 2022-2, Class A1
3.35%, 01/25/67 144A † γ	288,154	264,067
Angel Oak Mortgage Trust, Series 2023-6, Class A1
(Step to 6.56% on 09/25/27), 6.50%, 12/25/67 144A STEP	206,468	208,057
Arroyo Mortgage Trust, Series 2022-2, Class A1
(Step to 5.95% on 07/25/26), 4.95%, 07/25/57 144A STEP	212,315	210,469
Banc of America Mortgage Trust, Series 2003-L, Class 3A1
4.37%, 01/25/34† γ	19,760	18,364
BANK, Series 2019-BNK18, Class A2
3.47%, 05/15/62	610,000	597,495
BBCMS Mortgage Trust, Series 2023-C19, Class A2B
5.75%, 04/15/56	460,000	470,491
Bear Stearns ARM Trust, Series 2003-8, Class 4A1
5.58%, 01/25/34† γ	44,579	43,786
Bear Stearns ARM Trust, Series 2004-5, Class 2A
3.67%, 07/25/34† γ	43,611	39,237
Bellemeade Re, Ltd., Series 2021-3A, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.00%, 1.00% Floor), 6.34%, 09/25/31 144A †	262,175	261,646
Benchmark Mortgage Trust, Series 2019-B12, Class AAB
3.04%, 08/15/52	1,000,000	946,807
Benchmark Mortgage Trust, Series 2022-B34, Class AM
3.83%, 04/15/55† γ	225,000	188,172
Benchmark Mortgage Trust, Series 2023-V3, Class A3
6.36%, 07/15/56	545,000	572,117
BRAVO Residential Funding Trust, Series 2023-NQM6, Class A1
(Step to 7.60% on 09/25/27), 6.60%, 09/25/63 144A STEP	466,737	473,122

See Notes to Financial Statements.

	Par	Value
BX Commercial Mortgage Trust, Series 2019-XL, Class A
(Floating, CME Term SOFR 1M + 1.03%, 0.92% Floor), 6.40%, 10/15/36 144A †	$379,668	$378,801
BX Commercial Mortgage Trust, Series 2019-XL, Class B
(Floating, CME Term SOFR 1M + 1.19%, 1.08% Floor), 6.56%, 10/15/36 144A †	569,500	566,804
BX Commercial Mortgage Trust, Series 2019-XL, Class D
(Floating, CME Term SOFR 1M + 1.56%, 1.45% Floor), 6.93%, 10/15/36 144A †	352,750	350,665
BX Commercial Mortgage Trust, Series 2020-VKNG, Class B
(Floating, CME Term SOFR 1M + 1.24%, 1.13% Floor), 6.61%, 10/15/37 144A †	994,000	981,818
BX Commercial Mortgage Trust, Series 2023-XL3, Class A
(Floating, CME Term SOFR 1M + 1.76%, 1.76% Floor), 7.12%, 12/09/40 144A †	545,000	546,362
BX Trust, Series 2018-BILT, Class D
(Floating, CME Term SOFR 1M + 2.07%, 1.77% Floor), 7.43%, 05/15/30 144A †	235,000	231,966
BX Trust, Series 2021-VIEW, Class A
(Floating, CME Term SOFR 1M + 1.39%, 1.28% Floor), 6.76%, 06/15/36 144A †	150,000	143,789
BX Trust, Series 2023-DELC, Class A
(Floating, CME Term SOFR 1M + 2.69%, 2.69% Floor), 8.05%, 05/15/38 144A †	510,000	512,227
CENT Trust, Series 2023-CITY, Class A
(Floating, CME Term SOFR 1M + 2.62%, 2.62% Floor), 7.98%, 09/15/28 144A †	490,000	493,623
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB
3.37%, 06/15/50	977,580	946,791
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11
(Floating, CME Term SOFR 1M + 1.01%, 6.50% Cap), 6.37%, 07/25/49 144A †	34,557	33,200
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3
3.50%, 07/25/49 144A † γ	70,596	62,693
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class AAB
2.78%, 07/10/49	305,780	297,018
COAST Commercial Mortgage Trust, Series 2023-2HTL, Class A
(Floating, CME Term SOFR 1M + 2.59%, 2.59% Floor), 7.95%, 08/15/36 144A †	335,000	333,206
	Par	Value
COLT Mortgage Loan Trust, Series 2022-3, Class A1
3.90%, 02/25/67 144A † γ	$ 207,197	$ 196,201
COMM Mortgage Trust, Series 2013-CR8, Class B
3.60%, 06/10/46 144A † γ	158,484	147,177
COMM Mortgage Trust, Series 2014-LC15, Class A4
4.01%, 04/10/47	89,091	88,913
COMM Mortgage Trust, Series 2014-UBS5, Class ASB
3.55%, 09/10/47	44,658	44,365
COMM Mortgage Trust, Series 2015-CR24, Class ASB
3.45%, 08/10/48	45,942	45,361
COMM Mortgage Trust, Series 2015-PC1, Class A4
3.62%, 07/10/50	150,581	148,232
Connecticut Avenue Securities Trust, Series 2019-HRP1, Class M2
(Floating, U.S. 30-Day Average SOFR + 2.26%), 7.60%, 11/25/39 144A †	915,297	923,507
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.55%), 6.89%, 10/25/41 144A †	1,050,000	1,049,962
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA
1.86%, 01/15/49† IO γ	596,919	18,523
CSMC, Series 2020-NET, Class A
2.26%, 08/15/37 144A	301,818	279,509
CSMC, Series 2021-980M, Class C
3.20%, 07/15/31 144A	150,000	132,135
CSMC, Series 2022-ATH1, Class A1A
2.87%, 01/25/67 144A † γ	270,380	253,396
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB4, Class A6A1
(Step to 5.16% on 02/25/24), 6.37%, 10/25/36 STEP	85,066	71,509
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB4, Class A6A2
(Step to 5.16% on 02/25/24), 6.39%, 10/25/36 STEP	85,066	71,508
Extended Stay America Trust, Series 2021-ESH, Class A
(Floating, CME Term SOFR 1M + 1.19%, 1.08% Floor), 6.56%, 07/15/38 144A †	1,586,848	1,573,385
Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2M2
(Floating, U.S. 30-Day Average SOFR + 2.00%), 7.34%, 11/25/41 144A †	3,000,000	2,979,029
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal Home Loan Mortgage Corporation
3.00%, 10/01/26	$ 583,058	$ 569,527
3.00%, 01/01/27	1,740,857	1,698,742
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.36%, 2.36% Floor, 13.19% Cap), 5.94%, 07/01/27†	824	818
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 11.23% Cap), 6.34%, 11/01/31†	6,882	6,815
3.00%, 12/01/31	166,359	159,386
3.50%, 04/01/32	94,087	90,824
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 10.91% Cap), 5.25%, 04/01/32†	1,554	1,555
3.00%, 09/01/32	138,246	132,586
3.50%, 09/01/32	330,790	324,548
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.04%, 2.04% Floor, 9.71% Cap), 4.95%, 06/01/33†	132,161	133,952
(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.75%, 1.75% Floor, 10.85% Cap), 5.50%, 08/01/35†	20,809	20,761
(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.35%, 1.35% Floor, 10.44% Cap), 5.59%, 09/01/35†	44,030	44,556
(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.63%, 1.63% Floor, 10.77% Cap), 5.88%, 10/01/35†	40,352	41,151
3.00%, 02/01/36	36,942	34,622
4.00%, 11/01/36	4,312	4,229
2.50%, 03/01/37	152,041	140,353
4.00%, 06/01/37	57,593	56,386
4.50%, 10/01/37	74,201	74,079
3.50%, 11/01/38	54,918	52,426
4.50%, 07/01/47	31,146	30,934
4.50%, 03/01/49	1,488,580	1,476,530
4.50%, 01/01/50	138,326	138,357
4.00%, 10/01/52	483,629	458,192
4.00%, 12/01/52	515,822	488,736
4.00%, 04/01/53	296,433	280,734
Federal Home Loan Mortgage Corporation REMIC, Series 3228
(Floating, U.S. 30-Day Average SOFR + 0.61%, 0.50% Floor, 6.50% Cap), 5.95%, 10/15/36†	549,264	542,000
Federal Home Loan Mortgage Corporation REMIC, Series 3710
4.00%, 08/15/25 STEP	9,751	9,627
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 3959
4.50%, 11/15/41	$ 81,833	$ 80,698
Federal Home Loan Mortgage Corporation REMIC, Series 3986
4.50%, 09/15/41	15,276	15,141
Federal Home Loan Mortgage Corporation REMIC, Series 4459
3.00%, 08/15/43	217,537	199,417
Federal Home Loan Mortgage Corporation REMIC, Series 4494
3.75%, 10/15/42	61,719	60,471
Federal Home Loan Mortgage Corporation REMIC, Series 4752
3.00%, 09/15/46	186,606	175,794
Federal Home Loan Mortgage Corporation REMIC, Series 4777
3.50%, 10/15/45	296,730	286,185
Federal Home Loan Mortgage Corporation REMIC, Series 4904
(Floating, U.S. 30-Day Average SOFR + 0.56%, 0.45% Floor, 6.50% Cap), 5.90%, 06/15/49†	336,379	327,559
Federal Home Loan Mortgage Corporation REMIC, Series 4941
3.00%, 07/25/49	164,961	146,883
Federal Home Loan Mortgage Corporation REMIC, Series 4948
2.50%, 10/25/48	103,402	92,002
Federal Home Loan Mortgage Corporation REMIC, Series 5000
2.00%, 06/25/44	127,485	115,362
Federal Home Loan Mortgage Corporation REMIC, Series 5006
2.00%, 06/25/45	363,459	325,021
Federal Home Loan Mortgage Corporation REMIC, Series 5047
0.75%, 10/15/28	2,182,370	2,031,765
Federal Home Loan Mortgage Corporation REMIC, Series 5057
1.00%, 04/15/54	1,574,018	1,421,774
Federal Home Loan Mortgage Corporation REMIC, Series 5105
1.50%, 04/15/44	603,551	570,421
Federal Home Loan Mortgage Corporation REMIC, Series 5115
1.00%, 02/25/42	1,827,302	1,569,730
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA5, Class M2
(Floating, U.S. 30-Day Average SOFR + 1.65%), 6.99%, 01/25/34 144A †	686,424	689,550

See Notes to Financial Statements.

	Par	Value
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA6, Class M2
(Floating, U.S. 30-Day Average SOFR + 1.50%), 6.84%, 10/25/41 144A †	$1,850,000	$1,836,020
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-HQA1, Class M1A
(Floating, U.S. 30-Day Average SOFR + 2.10%), 7.44%, 03/25/42 144A †	412,986	416,290
Federal Home Loan Mortgage Corporation STACR Trust, Series 2019-DNA4, Class M2
(Floating, U.S. 30-Day Average SOFR + 2.06%), 7.40%, 10/25/49 144A †	4,570	4,573
Federal National Mortgage Association
2.50%, 12/01/27	174,954	168,398
3.00%, 09/01/30	98,514	94,771
3.00%, 02/01/31	628,605	603,279
3.00%, 04/01/31	10,287	9,865
1.50%, 06/01/31	1,789,550	1,646,304
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.22%, 2.22% Floor, 11.65% Cap), 6.11%, 09/01/31†	15,035	14,931
2.50%, 10/01/31	233,648	221,024
2.50%, 11/01/31	544,915	514,656
2.50%, 01/01/32	3,807	3,605
3.00%, 03/01/32	362,344	346,458
3.00%, 07/01/32	369,379	353,410
(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1M Index + 1.31%, 1.31% Floor, 11.27% Cap), 6.68%, 08/01/32†	75,288	75,022
3.00%, 11/01/32	36,592	34,950
3.00%, 12/01/32	383,095	366,365
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 9.73% Cap), 4.57%, 12/01/32†	189,051	187,218
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.41%, 2.41% Floor, 9.66% Cap), 6.15%, 06/01/33†	3,456	3,455
4.00%, 09/01/33	702,152	693,178
3.00%, 02/01/34	721,679	689,886
4.00%, 05/01/34	347,082	345,408
3.00%, 02/01/35	89,492	85,527
(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.66%, 1.66% Floor, 10.15% Cap), 4.56%, 02/01/35†	18,443	18,456
3.00%, 09/01/35	66,264	62,190
2.50%, 02/01/36	116,707	108,246
	Par	Value
2.50%, 12/01/36	$ 87,874	$ 81,499
3.50%, 05/01/37	379,254	371,849
4.00%, 07/01/37	20,700	20,234
4.50%, 08/01/37	511,948	512,397
4.00%, 09/01/37	25,535	24,953
4.50%, 10/01/37	852,704	850,387
5.00%, 10/01/37	41,535	42,062
4.50%, 11/01/37	54,320	54,432
5.00%, 02/01/38	1,807,876	1,834,851
4.00%, 03/01/38	17,595	17,145
4.50%, 05/01/38	64,180	64,095
(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.73%, 1.73% Floor, 9.49% Cap), 5.46%, 05/01/38†	382,971	393,992
5.50%, 05/01/38	119,867	123,013
6.13%, 08/01/42†	115,009	111,340
(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.74%, 1.74% Floor, 8.77% Cap), 4.98%, 09/01/42†	86,260	88,765
(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.70%, 1.70% Floor, 7.76% Cap), 5.55%, 07/01/43†	136,276	140,220
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 8.52% Cap), 6.13%, 07/01/44†	34,395	33,293
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 9.25% Cap), 6.13%, 10/01/44†	28,839	27,497
(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.59%, 1.59% Floor, 7.86% Cap), 5.84%, 06/01/45†	172,191	173,721
4.50%, 03/01/47	91,566	90,870
4.50%, 05/01/47	281,461	279,003
4.50%, 07/01/47	37,649	37,347
4.50%, 11/01/47	310,220	308,596
4.50%, 06/01/48	50,603	50,168
4.50%, 11/01/48	153,623	152,303
4.50%, 02/01/49	476,459	473,726
4.50%, 04/01/49	136,732	135,948
4.00%, 09/01/52	1,180,802	1,118,916
4.00%, 11/01/52	593,905	562,628
4.00%, 12/01/52	388,802	368,336
4.00%, 01/01/53	724,429	686,257
4.00%, 02/01/53	718,729	680,914
Federal National Mortgage Association REMIC, Series 2006-98
(Floating, U.S. 30-Day Average SOFR + 0.54%, 0.43% Floor, 7.00% Cap), 5.88%, 10/25/36†	90,536	89,635
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal National Mortgage Association REMIC, Series 2007-100
(Floating, U.S. 30-Day Average SOFR + 0.66%, 0.55% Floor, 7.00% Cap), 6.00%, 10/25/37†	$301,280	$299,255
Federal National Mortgage Association REMIC, Series 2011-48
4.00%, 06/25/26 STEP	27,892	27,435
Federal National Mortgage Association REMIC, Series 2012-79
(Floating, U.S. 30-Day Average SOFR + 0.56%, 0.45% Floor, 6.50% Cap), 5.90%, 07/25/42†	97,242	95,254
Federal National Mortgage Association REMIC, Series 2015-38
(Floating, U.S. 30-Day Average SOFR + 0.42%, 0.31% Floor), 5.64%, 06/25/55†	103,897	102,709
Federal National Mortgage Association REMIC, Series 2016-11
(Floating, U.S. 30-Day Average SOFR + 0.61%, 0.50% Floor), 5.40%, 03/25/46†	476,307	473,015
Federal National Mortgage Association REMIC, Series 2016-40
(Floating, U.S. 30-Day Average SOFR + 0.56%, 0.45% Floor), 5.37%, 07/25/46†	595,514	592,080
Federal National Mortgage Association REMIC, Series 2018-21
3.50%, 04/25/45	84,999	82,878
Federal National Mortgage Association REMIC, Series 2019-30
(Floating, U.S. 30-Day Average SOFR + 0.61%, 0.50% Floor, 6.50% Cap), 5.95%, 07/25/49†	448,871	437,633
Federal National Mortgage Association REMIC, Series 2019-53
(Floating, U.S. 30-Day Average SOFR + 0.51%, 0.40% Floor), 5.32%, 09/25/49†	726,851	707,724
Federal National Mortgage Association REMIC, Series 2019-60
(Floating, U.S. 30-Day Average SOFR + 0.51%, 0.40% Floor), 5.37%, 10/25/59†	729,331	722,762
Federal National Mortgage Association REMIC, Series 2019-9
3.50%, 06/25/48	632,930	599,188
Federal National Mortgage Association REMIC, Series 2020-79
1.50%, 11/25/50	515,921	450,165
	Par	Value
Federal National Mortgage Association REMIC, Series 2022-65
(Floating, U.S. 30-Day Average SOFR + 0.80%, 0.80% Floor, 6.00% Cap), 6.00%, 09/25/52†	$1,840,703	$1,788,457
FHLMC Multifamily Structured Pass-Through Certificates, Series K121
1.12%, 10/25/30† IO γ	591,164	31,587
FHLMC Multifamily Structured Pass-Through Certificates, Series K727
2.95%, 07/25/24	2,654,693	2,618,445
FHLMC Multifamily Structured Pass-Through Certificates, Series KIR2
2.75%, 03/25/27	191,146	184,959
FHLMC Structured Pass-Through Certificates, Series T-32, Class A1
(Floating, CME Term SOFR 1M + 0.37%, 0.26% Floor), 5.73%, 08/25/31†	117,546	118,612
FHLMC Structured Pass-Through Certificates, Series T-56, Class 3AF
(Floating, U.S. 30-Day Average SOFR + 1.11%, 1.00% Floor, 8.50% Cap), 6.45%, 05/25/43†	296,535	303,450
FHLMC Structured Pass-Through Certificates, Series T-61, Class 1A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 6.41%, 07/25/44†	218,069	202,993
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
6.84%, 06/25/34† γ	64,514	60,376
FIVE Mortgage Trust, Series 2023-V1, Class A3
5.67%, 02/10/56	490,000	498,788
Flagstar Mortgage Trust, Series 2021-12, Class A19
5.00%, 11/25/51 144A † γ	1,119,631	1,092,903
FREMF Mortgage Trust, Series 2015-K45, Class B
3.73%, 04/25/48 144A † γ	250,000	243,974
GCAT Trust, Series 2021-NQM7, Class A1
1.92%, 08/25/66 144A	197,716	173,141
Gemgarto PLC, Series 2021-1A, Class A
(Floating, SONIA Interest Rate + 0.59%), 5.81%, 12/16/67(U) 144A †	715,586	911,816
Government National Mortgage Association
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 3.88%, 05/20/24†	433	432

See Notes to Financial Statements.

	Par	Value
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 3.63%, 07/20/25†	$ 3,671	$ 3,644
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 3.63%, 08/20/25†	1,150	1,142
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 2.75%, 11/20/25†	4,091	4,041
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 2.75%, 12/20/26†	9,256	9,198
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 3.63%, 07/20/27†	232	228
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 2.75%, 10/20/27†	3,571	3,539
8.50%, 10/15/29	13,082	13,068
8.50%, 04/15/30	892	891
8.50%, 05/15/30	37,542	37,786
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 3.88%, 05/20/30†	7,826	7,761
8.50%, 07/15/30	13,921	13,988
8.50%, 08/15/30	2,326	2,323
8.50%, 11/15/30	2,438	2,435
8.50%, 12/15/30	2,046	2,044
Government National Mortgage Association, Series 2007-30
(Floating, CME Term SOFR 1M + 0.41%, 0.30% Floor, 6.50% Cap), 5.77%, 05/20/37†	42,957	42,768
Government National Mortgage Association, Series 2011-H08
(Floating, CME Term SOFR 1M + 0.71%, 0.60% Floor, 10.50% Cap), 6.04%, 02/20/61†	169,530	169,125
Government National Mortgage Association, Series 2013-H13
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%, 0.45% Floor, 15.00% Cap), 5.86%, 05/20/63†	335,967	334,960
Government National Mortgage Association, Series 2016-H07
(Floating, CME Term SOFR 1M + 0.88%, 0.77% Floor), 6.21%, 02/20/66†	3,995	3,970
Government National Mortgage Association, Series 2016-H22
(Floating, CME Term SOFR 1M + 0.88%, 0.77% Floor, 7.50% Cap), 6.21%, 10/20/66†	1,056,056	1,055,566
	Par	Value
Government National Mortgage Association, Series 2017-136
3.00%, 03/20/47	$ 81,244	$ 74,754
Government National Mortgage Association, Series 2017-H09
(Floating, CME Term SOFR 12M + 1.47%, 0.75% Floor, 7.50% Cap), 4.96%, 04/20/67†	1,318,244	1,322,082
Government National Mortgage Association, Series 2017-H10
(Floating, CME Term SOFR 12M + 1.47%, 0.75% Floor, 7.50% Cap), 6.46%, 04/20/67†	1,616,654	1,620,447
Government National Mortgage Association, Series 2020-127
1.50%, 06/20/50	461,274	367,071
Government National Mortgage Association, Series 2020-17
2.50%, 10/20/49	75,033	66,615
Government National Mortgage Association, Series 2022-H22
(Floating, U.S. 30-Day Average SOFR + 0.75%, 0.75% Floor, 11.00% Cap), 6.09%, 10/20/72†	817,900	810,843
Government National Mortgage Association, Series 2023-H23
(Floating, U.S. 30-Day Average SOFR + 0.98%, 0.98% Floor, 10.00% Cap), 6.32%, 09/20/73†	2,497,419	2,498,003
GreenPoint Mortgage Funding Trust, Series 2005-AR5, Class 1A1
(Floating, CME Term SOFR 1M + 0.65%, 0.54% Floor, 10.50% Cap), 6.01%, 11/25/45†	46,603	40,994
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, CME Term SOFR 1M + 0.47%, 0.36% Floor), 5.83%, 01/25/37†	208,020	182,860
GS Mortgage Securities Corporation II, Series 2023-SHIP, Class B
4.94%, 09/06/26 144A † γ	1,200,000	1,169,186
GS Mortgage Securities Corporation Trust, Series 2022-GTWY, Class A
(Floating, CME Term SOFR 1M + 3.40%, 3.19% Floor), 8.76%, 09/15/27 144A †	1,600,000	1,613,232
GS Mortgage Securities Corporation Trust, Series 2023-FUN, Class A
(Floating, CME Term SOFR 1M + 2.09%, 2.09% Floor), 7.45%, 03/15/28 144A †	440,000	439,224
GS Mortgage Securities Corporation Trust, Series 2023-FUN, Class B
(Floating, CME Term SOFR 1M + 2.79%, 2.79% Floor), 8.15%, 03/15/28 144A †	375,000	374,087
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
GS Mortgage Securities Trust, Series 2011-GC5, Class AS
5.15%, 08/10/44 144A † γ	$ 198,686	$191,943
GS Mortgage-Backed Securities Corporation Trust, Series 2020-PJ4, Class A2
3.00%, 01/25/51 144A † γ	158,545	136,055
GS Mortgage-Backed Securities Corporation Trust, Series 2022-PJ2, Class A4
2.50%, 06/25/52 144A † γ	509,323	419,477
GSR Mortgage Loan Trust, Series 2004-11, Class 5A1
6.10%, 09/25/34† γ	51,384	50,161
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
4.66%, 09/25/35† γ	27,715	26,047
Homeward Opportunities Fund Trust, Series 2022-1, Class A1
(Step to 5.05% on 02/25/24), 5.08%, 07/25/67 144A STEP	142,049	139,947
IndyMac INDX Mortgage Loan Trust, Series 2006-AR12, Class A1
(Floating, CME Term SOFR 1M + 0.49%, 0.38% Floor), 5.85%, 09/25/46†	262,837	223,942
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX3, Class A2
(Floating, CME Term SOFR 1M + 0.65%, 0.54% Floor), 6.01%, 06/25/37†	92,746	109,464
J.P. Morgan Mortgage Trust, Series 2023-DSC1, Class A1
4.63%, 07/25/63 144A † γ	439,050	415,265
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX
4.25%, 07/05/33 144A	190,000	167,308
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
4.27%, 02/25/35† γ	7,061	6,516
JP Morgan Mortgage Trust, Series 2016-2, Class A1
7.07%, 06/25/46 144A † γ	79,357	75,735
JP Morgan Mortgage Trust, Series 2020-7, Class A3
3.00%, 01/25/51 144A † γ	122,182	105,410
JP Morgan Mortgage Trust, Series 2020-LTV1, Class A11
(Floating, CME Term SOFR 1M + 1.11%, 6.00% Cap), 6.00%, 06/25/50 144A †	12,223	12,096
JP Morgan Mortgage Trust, Series 2021-12, Class A11
(Floating, U.S. 30-Day Average SOFR + 0.85%, 5.00% Cap), 5.00%, 02/25/52 144A †	158,010	146,335
JP Morgan Mortgage Trust, Series 2021-14, Class A12
5.00%, 05/25/52 144A † γ	260,258	254,045
JP Morgan Mortgage Trust, Series 2021-7, Class A3
2.50%, 11/25/51 144A † γ	1,019,372	839,544
	Par	Value
JP Morgan Mortgage Trust, Series 2022-INV3, Class A3B
3.00%, 09/25/52 144A † γ	$ 345,349	$ 295,794
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB
3.66%, 09/15/47	49,744	49,267
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class A3
3.50%, 12/15/48	188,967	182,146
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A3
3.38%, 09/15/50	1,442,504	1,402,605
KNDL Mortgage Trust, Series 2019-KNSQ, Class D
(Floating, CME Term SOFR 1M + 1.55%, 1.35% Floor), 6.91%, 05/15/36 144A †	136,000	134,382
KSL Commercial Mortgage Trust, Series 2023-HT, Class A
(Floating, CME Term SOFR 1M + 2.29%, 2.29% Floor), 7.64%, 12/15/36 144A †	230,000	230,411
Life Mortgage Trust, Series 2021-BMR, Class A
(Floating, CME Term SOFR 1M + 0.81%, 0.70% Floor), 6.18%, 03/15/38 144A †	982,970	962,271
Luminent Mortgage Trust, Series 2006-7, Class 2A1
(Floating, CME Term SOFR 1M + 0.45%, 0.34% Floor, 10.50% Cap), 5.81%, 12/25/36†	223,837	192,842
LUX, Series 2023-LION, Class A
(Floating, CME Term SOFR 1M + 2.69%, 2.69% Floor), 8.05%, 08/15/28 144A †	206,513	207,753
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 3A1
3.56%, 12/25/33† γ	18,033	17,699
Mello Mortgage Capital Acceptance, Series 2022-INV2, Class A3
3.00%, 04/25/52 144A † γ	423,654	363,917
MF1, Series 2021-W10, Class A
(Floating, CME Term SOFR 1M + 1.07%, 1.07% Floor), 6.43%, 12/15/34 144A †	110,000	107,423
MFA Trust, Series 2021-INV2, Class A1
1.91%, 11/25/56 144A	247,706	210,393
MFA Trust, Series 2021-RPL1, Class A1
1.13%, 07/25/60 144A	704,228	625,521
MFA Trust, Series 2023-INV2, Class A1
(Step to 7.78% on 10/25/27), 6.78%, 10/25/58 144A STEP	177,926	180,144
MFA Trust, Series 2023-NQM3, Class A1
(Step to 7.62% on 09/25/27), 6.62%, 07/25/68 144A STEP	506,839	511,310

See Notes to Financial Statements.

	Par	Value
MFA Trust, Series 2023-NQM4, Class A1
(Step to 7.11% on 01/25/28), 6.11%, 12/25/68 144A STEP	$ 300,000	$ 301,815
Mill City Mortgage Loan Trust, Series 2017-3, Class A1
2.75%, 01/25/61 144A	183,116	179,517
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class ASB
3.62%, 10/15/47	18,949	18,875
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB
3.04%, 04/15/48	396,507	391,039
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4
3.73%, 05/15/48	955,000	924,569
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5
3.64%, 10/15/48	535,000	516,795
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA
0.65%, 12/15/49† IO γ	1,762,882	28,574
Morgan Stanley Capital I Trust, Series 2021-230P, Class A
(Floating, CME Term SOFR 1M + 1.28%, 1.17% Floor), 6.65%, 12/15/38 144A †	1,000,000	929,667
Natixis Commercial Mortgage Securities Trust, Series 2022-RRI, Class A
(Floating, CME Term SOFR 1M + 1.82%, 1.82% Floor), 7.19%, 03/15/35 144A †	1,357,333	1,346,698
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1
4.00%, 04/25/57 144A † γ	1,637,764	1,557,136
New Residential Mortgage Loan Trust, Series 2017-4A, Class A1
4.00%, 05/25/57 144A † γ	485,649	460,830
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A
4.00%, 12/25/57 144A † γ	728,635	695,892
New Residential Mortgage Loan Trust, Series 2019-RPL3, Class A1
2.75%, 07/25/59 144A	798,423	755,047
New Residential Mortgage Loan Trust, Series 2020-1A, Class A1B
3.50%, 10/25/59 144A † γ	363,745	341,480
New Residential Mortgage Loan Trust, Series 2020-RPL1, Class A1
2.75%, 11/25/59 144A	1,019,431	958,961
Oaktown Re VII, Ltd., Series 2021-2, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.60%, 1.60% Floor), 6.94%, 04/25/34 144A †	436,749	437,073
	Par	Value
OBX Trust, Series 2020-EXP3, Class 2A1B
(Floating, CME Term SOFR 1M + 1.01%), 6.37%, 01/25/60 144A †	$ 422,828	$ 415,617
OBX Trust, Series 2022-INV3, Class A1
3.00%, 02/25/52 144A † γ	190,214	164,104
OBX Trust, Series 2023-NQM6, Class A1
(Step to 7.52% on 08/25/27), 6.52%, 07/25/63 144A STEP	1,284,774	1,298,033
ONE Mortgage Trust, Series 2021-PARK, Class A
(Floating, CME Term SOFR 1M + 0.81%, 0.70% Floor), 6.18%, 03/15/36 144A †	1,900,000	1,811,119
One New York Plaza Trust, Series 2020-1NYP, Class A
(Floating, CME Term SOFR 1M + 1.06%, 0.95% Floor), 6.43%, 01/15/36 144A †	240,000	228,824
OPEN Trust, Series 2023-AIR, Class A
(Floating, CME Term SOFR 1M + 3.09%, 3.09% Floor), 8.45%, 10/15/28 144A †	118,503	118,502
PRKCM Trust, Series 2021-AFC2, Class A1
2.07%, 11/25/56 144A	290,715	243,972
PRKCM Trust, Series 2023-AFC3, Class A1
(Step to 7.58% on 09/25/27), 6.58%, 09/25/58 144A STEP	553,222	562,539
Radnor RE, Ltd., Series 2021-2, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.85%, 1.85% Floor), 7.19%, 11/25/31 144A †	114,717	114,791
Residential Mortgage Securities 32 PLC, Class A
(Floating, SONIA Interest Rate + 1.25%), 6.47%, 06/20/70(U) 144A †	535,161	684,085
Resimac Bastille Trust, Series 2021-2NCA, Class A1A
(Floating, CME Term SOFR 1M + 0.76%), 6.12%, 02/03/53 144A †	417,328	417,207
RFMSI Trust, Series 2003-S9, Class A1
6.50%, 03/25/32	3,772	3,694
Seasoned Credit Risk Transfer Trust Series, Series 2019-4, Class MA
3.00%, 02/25/59	527,319	483,040
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA
3.50%, 11/25/57	187,809	178,495
Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA
3.50%, 08/25/57	229,641	217,072
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Sequoia Mortgage Trust, Series 2017-CH1, Class A2
3.50%, 08/25/47 144A	$ 18,847	$ 17,349
SG Residential Mortgage Trust, Series 2022-2, Class A1
(Step to 5.31% on 02/25/24), 5.35%, 08/25/62 144A STEP	115,911	116,099
Starwood Mortgage Residential Trust, Series 2020-3, Class A1
1.49%, 04/25/65 144A	142,982	133,484
Starwood Mortgage Residential Trust, Series 2020-INV1, Class A1
1.03%, 11/25/55 144A	96,515	86,929
Stratton Mortgage Funding, Series 2021-2A, Class A
(Floating, SONIA Interest Rate + 0.90%), 6.12%, 07/20/60(U) 144A †	174,374	222,415
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2
(Floating, CME Term SOFR 1M + 0.41%, 0.30% Floor), 5.77%, 09/25/34†	36,464	31,756
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, CME Term SOFR 1M + 0.61%, 0.50% Floor, 11.00% Cap), 5.97%, 07/19/35†	18,988	17,056
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A1A
(Floating, CME Term SOFR 1M + 0.67%, 0.56% Floor, 10.50% Cap), 6.03%, 02/25/36†	127,664	104,875
STWD Mortgage Trust, Series 2021-HTS, Class A
(Floating, CME Term SOFR 1M + 1.16%, 1.05% Floor), 6.53%, 04/15/34 144A †	1,528,720	1,505,703
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A
(Floating, CME Term SOFR 1M + 2.19%, 2.19% Floor), 7.55%, 05/15/37 144A †	210,000	209,117
TBW Mortgage-Backed Trust, Series 2007-2, Class A6A
(Step to 4.27% on 02/25/24), 6.51%, 07/25/37 STEP	162,005	62,636
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, SONIA Interest Rate + 1.14%), 6.37%, 10/20/51(U) 144A †	570,198	727,933
Towd Point Mortgage Funding, Series 2019-A13A, Class A1
(Floating, SONIA Interest Rate + 1.35%), 6.57%, 07/20/45(U) 144A †	1,352,728	1,727,091
	Par	Value
Towd Point Mortgage Trust, Series 2015-1, Class A5
4.41%, 10/25/53 144A † γ	$ 753,000	$ 748,266
Towd Point Mortgage Trust, Series 2018-1, Class A1
3.00%, 01/25/58 144A	482,933	470,206
Towd Point Mortgage Trust, Series 2018-2, Class A1
3.25%, 03/25/58 144A	530,412	515,177
Towd Point Mortgage Trust, Series 2018-6, Class A1A
3.75%, 03/25/58 144A	801,652	785,189
Towd Point Mortgage Trust, Series 2020-1, Class A1
2.71%, 01/25/60 144A † γ	451,146	424,559
Towd Point Mortgage Trust, Series 2020-2, Class A1A
1.64%, 04/25/60 144A	1,481,207	1,317,695
Towd Point Mortgage Trust, Series 2021-SJ2, Class A1A
2.25%, 12/25/61 144A	613,530	579,703
Trinity Square PLC, Series 2021-1A, Class A
(Floating, SONIA Interest Rate + 0.85%), 6.07%, 07/15/59(U) 144A †	791,792	1,010,177
UBS Commercial Mortgage Trust, Series 2019-C16, Class ASB
3.46%, 04/15/52	540,000	518,142
Uniform Mortgage Backed Securities
5.00%, 01/01/53 TBA	12,900,000	12,778,055
5.00%, 02/01/53 TBA	5,000,000	4,954,688
Verus Securitization Trust, Series 2021-6, Class A1
1.63%, 10/25/66 144A	849,115	708,719
Verus Securitization Trust, Series 2022-1, Class A1
(Step to 3.72% on 02/25/26), 2.72%, 01/25/67 144A STEP	146,074	131,581
Verus Securitization Trust, Series 2022-2, Class A1
4.26%, 02/25/67 144A STEP	273,193	254,098
Verus Securitization Trust, Series 2022-3, Class A1
(Step to 4.09% on 02/25/24), 4.13%, 02/25/67 144A STEP	360,663	337,566
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 6.41%, 06/25/42†	2,242	2,054
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A
5.60%, 08/25/33† γ	54,743	52,181

See Notes to Financial Statements.

	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR2, Class 2A1A
(Floating, CME Term SOFR 1M + 0.73%, 0.62% Floor, 10.50% Cap), 6.09%, 01/25/45†	$ 89,589	$ 86,749
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR19, Class 1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.74%, 0.74% Floor), 5.75%, 01/25/47†	134,007	118,400
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR5, Class A12A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.98%, 0.98% Floor), 5.99%, 06/25/46†	270,572	242,077
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
3.65%, 02/25/37† γ	104,965	90,596
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 2A1
3.31%, 05/25/37† γ	132,088	102,647
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA5, Class A1B
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.84%, 0.84% Floor), 5.85%, 05/25/47†	36,529	4,891
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class A5
3.45%, 02/15/48	435,000	420,719
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class A6FL
(Floating, CME Term SOFR 1M + 1.66%, 1.55% Floor), 7.03%, 01/15/59 144A †	2,000,000	1,981,365
Wells Fargo Mortgage Backed Securities Trust, Series 2020-RR1, Class A1
3.00%, 05/25/50 144A † γ	64,105	55,145
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class ASB
3.39%, 08/15/47	2	2
Total Mortgage-Backed Securities (Cost $141,033,556)		137,224,190
MUNICIPAL BONDS — 0.5%
Hawaii State, General Obligation, Series GB
0.80%, 10/01/24	1,000,000	969,682
Texas Natural Gas Securitization Finance Corporation, Revenue Bond
5.10%, 04/01/35	3,210,000	3,274,393
Total Municipal Bonds (Cost $4,210,000)		4,244,075
	Par	Value
U.S. TREASURY OBLIGATIONS — 29.5%
U.S. Treasury Bills
5.27%, 01/04/24Ω	$10,500,000	$ 10,496,952
4.94%, 03/21/24Ω	3,500,000	3,460,163
5.04%, 08/08/24Ω	6,000,000	5,827,533
		19,784,648
U.S. Treasury Bonds
7.50%, 11/15/24	2,000,000	2,049,695
U.S. Treasury Inflationary Indexed Bonds
0.25%, 01/15/25	21,173,537	20,555,287
U.S. Treasury Notes
2.25%, 03/31/24	1,255,000	1,245,652
3.25%, 08/31/24	3,800,000	3,755,144
4.25%, 09/30/24	8,600,000	8,556,301
0.63%, 10/15/24	4,000,000	3,868,898
0.75%, 11/15/24	19,100,000	18,433,026
1.00%, 12/15/24	900,000	867,943
2.63%, 04/15/25	6,245,000	6,093,632
2.75%, 05/15/25	10,310,000	10,068,158
3.00%, 07/15/25	20,045,000	19,613,171
4.63%, 03/15/26	12,115,000	12,225,265
3.75%, 04/15/26	13,584,000	13,464,079
3.63%, 05/15/26	10,435,000	10,318,422
4.13%, 06/15/26	12,090,000	12,093,306
4.50%, 07/15/26	12,060,000	12,177,773
4.38%, 08/15/26	33,163,000	33,403,302
4.63%, 09/15/26	9,970,000	10,113,708
4.63%, 10/15/26	10,200,000	10,357,383
4.63%, 11/15/26Δ	16,890,000	17,166,442
4.38%, 12/15/26	9,300,000	9,395,906
4.88%, 10/31/28	400,000	417,984
		213,635,495
Total U.S. Treasury Obligations (Cost $255,835,510)		256,025,125

	Shares
MONEY MARKET FUNDS — 5.4%
Northern Institutional Liquid Assets Portfolio (Shares), 5.40%Ø §	12,188,915	12,188,915
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø ∞	34,160,936	34,160,936
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	900,610	900,610
Total Money Market Funds (Cost $47,250,461)		47,250,461
TOTAL INVESTMENTS —107.0% (Cost $936,121,513)		928,231,095
Liabilities in Excess of Other Assets — (7.0)%		(60,359,607)
NET ASSETS — 100.0%		$867,871,488
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bund	03/2024	(2)	$ (302,968)	$ (7,841)
Euro-Bobl	03/2024	(27)	(3,555,337)	(46,040)
Euro-Schatz	03/2024	(22)	(2,587,648)	(17,973)
10-Year Commonwealth Treasury Bond	03/2024	44	3,498,082	69,132
10-Year U.S. Treasury Note	03/2024	(85)	(9,595,703)	(194,204)
U.S. Treasury Long Bond	03/2024	(20)	(2,498,750)	(181,401)
Ultra 10-Year U.S. Treasury Note	03/2024	(191)	(22,540,985)	(951,464)
Ultra Long U.S. Treasury Bond	03/2024	(34)	(4,542,188)	(215,039)
2-Year U.S. Treasury Note	03/2024	1,270	261,510,860	2,374,211
5-Year U.S. Treasury Note	03/2024	(514)	(55,909,547)	(1,184,173)
Total Futures Contracts outstanding at December 31, 2023			$163,475,816	$ (354,792)
Forward Foreign Currency Contracts outstanding at December 31, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/09/24	Japanese Yen	177,671,240	U.S. Dollars	1,211,787	BNP	$ 50,136
01/09/24	Japanese Yen	115,987,623	U.S. Dollars	786,736	MSCS	37,075
Subtotal Appreciation						$ 87,211
01/09/24	U.S. Dollars	94,331	Australian Dollars	140,000	MSCS	$ (1,102)
03/20/24	U.S. Dollars	317,161	Canadian Dollars	424,000	MSCS	(3,179)
01/09/24	U.S. Dollars	813,868	British Pounds	641,634	BNP	(4,035)
01/09/24	U.S. Dollars	202,110	Australian Dollars	305,000	BNP	(5,798)
01/09/24	U.S. Dollars	611,373	Japanese Yen	87,900,000	BAR	(12,944)
01/09/24	U.S. Dollars	546,193	Australian Dollars	823,740	HSBC	(15,323)
01/09/24	U.S. Dollars	875,655	Canadian Dollars	1,185,000	GSC	(18,768)
01/09/24	U.S. Dollars	4,624,722	British Pounds	3,654,366	UBS	(33,566)
01/09/24	U.S. Dollars	1,044,313	Australian Dollars	1,582,952	BAR	(34,733)
03/20/24	U.S. Dollars	9,698,070	Euro	8,838,000	UBS	(90,272)
Subtotal Depreciation						$(219,720)
Total Forward Foreign Currency Contracts outstanding at December 31, 2023						$(132,509)
Swap Agreements outstanding at December 31, 2023:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
Markit CDX.NA.IG.41 Index (Pay Quarterly)	(1.00)%	12/20/2028	USD	17,380,000	$(342,915)	$(290,220)	$(52,695)
					$(342,915)	$(290,220)	$(52,695)

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate Index/Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
6-Month ASX BBSW (Semiannually)	4.50% (Semiannually)	9/20/2033	AUD	5,300,000	$ 98,282	$ —	$ 98,282
Subtotal Appreciation					$ 98,282	$ —	$ 98,282
Centrally Cleared Interest Rate Swaps
0.23% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	11/24/2025	JPY	1,218,021,220	$(10,261)	$ —	$(10,261)
Subtotal Depreciation					$(10,261)	$ —	$(10,261)
Net Centrally Cleared Interest Rate Swaps outstanding at December 31, 2023					$ 88,021	$ —	$ 88,021
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 24,889,552	$ —	$ 24,889,552	$ —
Asset-Backed Securities	207,571,755	—	207,571,755	—
Commercial Paper	1,296,776	—	1,296,776	—
Corporate Bonds	168,785,585	—	168,785,585	—
Foreign Bonds	80,943,576	—	80,943,576	—
Money Market Funds	47,250,461	47,250,461	—	—
Mortgage-Backed Securities	137,224,190	—	137,224,190	—
Municipal Bonds	4,244,075	—	4,244,075	—
U.S. Treasury Obligations	256,025,125	—	256,025,125	—
Total Assets - Investments in Securities	$928,231,095	$47,250,461	$880,980,634	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 87,211	$ —	$ 87,211	$ —
Futures Contracts	2,443,343	2,443,343	—	—
Swap Agreements	98,282	—	98,282	—
Total Assets - Other Financial Instruments	$ 2,628,836	$ 2,443,343	$ 185,493	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (219,720)	$ —	$ (219,720)	$ —
Futures Contracts	(2,798,135)	(2,798,135)	—	—
Swap Agreements	(62,956)	—	(62,956)	—
Total Liabilities - Other Financial Instruments	$ (3,080,811)	$ (2,798,135)	$ (282,676)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)
The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with a dollar-weighted effective duration that normally varies, in years, between +/- 30% of the duration of the Fund’s benchmark index, the Bloomberg US Aggregate Bond Index. Duration measures the sensitivity of a fixed income security’s price to changes in interest rates. The average dollar-weighted effective duration at the end of 2023 was 6.05 years. The Investor Class of the Fund outperformed its benchmark for the one-year period ended December 31, 2023 (6.01% (net of fees) versus 5.53%).
The Fund maintained an overweight to credit throughout the year, which was additive as credit spreads generally tightened. Investment grade and high yield corporate bonds were the two best performing sectors in the U.S. fixed income market in 2023, and the Fund was overweight in both of these investments versus the benchmark.  Additionally, the Fund’s allocation to non-benchmark investments like asset-backed securities and emerging markets debt added value. The Fund’s duration positioning throughout the year was also a positive to Fund performance. The Fund added duration versus the benchmark as federal funds rates rose throughout the year, and this added value, as rates rallied over 100 basis points off their highs in the fourth quarter of 2023.
Other strategies involving derivatives were utilized during 2023. U.S. Treasury futures contracts, options on U.S. Treasuries, interest rate futures, interest rate swaps and basis swaps were used for the common purposes of managing both U.S. and non-U.S. duration, implementing yield curve positioning strategies and expressing cross-sector views. Overall, on a net basis, these positions were additive to performance. In an effort to better manage credit risks, credit default swaps were utilized on a limited basis and were a detractor from performance. Currency forwards and futures contracts were included in the Fund to hedge foreign currency risk and to express active currency views and, in aggregate, added to performance. Swaptions were also used to manage portfolio duration along with credit risk and contributed to relative performance.
During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.
This Fund may be suitable for investors who have a short- to medium-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept some short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser or sub-advisers misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Mortgage-Backed Securities	44.4
Corporate Bonds	22.0
U.S. Treasury Obligations	16.1
Repurchase Agreements	13.9
Asset-Backed Securities	10.3
Foreign Bonds	9.2
Money Market Funds	6.5
Agency Obligations	1.4
Loan Agreements	0.9
Municipal Bonds	0.4
Purchased Options	0.1
Financials	—**
Written Options	(—) **
TBA Sale Commitments	(2.6)
122.6
**Rounds to less than 0.05%
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	6.28%***	6.01%	5.53%
Five Year	1.28%	1.01%	1.10%
Ten Year	1.93%	1.66%	1.81%
Since Inception	3.94%	3.78%	3.55%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	0.40%	0.67%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)

Investor Class*
Bloomberg US Aggregate Bond Index**
$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
$11,964
$11,795

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested, with the Bloomberg US Aggregate Bond Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
***Total returns may differ from the financial highlights due to adjustments required by U.S. GAAP.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Par	Value
AGENCY OBLIGATIONS — 1.4%
Federal Farm Credit Banks Funding Corporation
2.90%, 04/12/32	$2,640,000	$ 2,390,753
3.30%, 05/19/32	1,310,000	1,220,605
2.85%, 03/28/34	2,880,000	2,527,269
1.70%, 04/23/35	3,800,000	2,856,314
3.08%, 03/30/37	1,770,000	1,533,398
Federal Home Loan Bank Discount Notes
5.20%, 01/02/24Ω	2,025,000	2,023,830
Federal Home Loan Mortgage Corporation
0.65%, 10/22/25	7,100,000	6,627,795
0.65%, 10/27/25	7,200,000	6,717,588
0.80%, 10/28/26‡‡	7,200,000	6,531,867
Federal National Mortgage Association
6.63%, 11/15/30	670,000	772,727
Tennessee Valley Authority
3.50%, 12/15/42	500,000	422,754
Tennessee Valley Authority Principal Strip
2.25%, 04/01/56Ω	1,000,000	202,617
Total Agency Obligations (Cost $37,239,976)		33,827,517
ASSET-BACKED SECURITIES — 10.3%
37 Capital CLO 1, Ltd., Series 2021-1A, Class A
(Floating, CME Term SOFR 3M + 1.46%, 1.20% Floor), 6.86%, 10/15/34 144A †	1,300,000	1,294,641
522 Funding CLO, Ltd., Series 2020-6A, Class A1R
(Floating, CME Term SOFR 3M + 1.41%, 1.15% Floor), 6.82%, 10/23/34 144A †	610,000	604,841
Aaset Trust, Series 2021-1A, Class A
2.95%, 11/16/41 144A	744,816	668,558
Aaset Trust, Series 2021-2A, Class A
2.80%, 01/15/47 144A	811,046	699,876
AB BSL CLO 4, Ltd., Series 2023-4A, Class A
(Floating, CME Term SOFR 3M + 2.00%, 2.00% Floor), 7.42%, 04/20/36 144A †	320,000	321,754
ACE Securities Corporation Home Equity Loan Trust, Series 2007-ASP1, Class A2B
(Floating, CME Term SOFR 1M + 0.51%, 0.40% Floor), 5.87%, 03/25/37†	2,262,503	925,815
	Par	Value
AGL CLO 13, Ltd., Series 2021-13A, Class A1
(Floating, CME Term SOFR 3M + 1.42%, 1.16% Floor), 6.84%, 10/20/34 144A †	$ 950,000	$ 947,873
AIMCO CLO, Series 2017-AA, Class AR
(Floating, CME Term SOFR 3M + 1.31%, 1.05% Floor), 6.73%, 04/20/34 144A †	500,000	498,402
Alaska Airlines Pass-Through Trust, Series 2020-1, Class A
4.80%, 08/15/27 144A	1,300,220	1,265,888
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2
1.94%, 08/15/46 144A	3,400,000	3,052,478
American Airlines Pass-Through Trust, Series 2013-1, Class A
4.00%, 07/15/25	585,779	561,666
American Airlines Pass-Through Trust, Series 2017-2, Class AA
3.35%, 10/15/29	1,474,888	1,334,811
American Airlines Pass-Through Trust, Series 2021-1, Class A
2.88%, 07/11/34Δ	2,176,667	1,854,307
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R10, Class M3
(Floating, CME Term SOFR 1M + 0.79%, 0.68% Floor), 6.15%, 01/25/36†	1,690,990	1,653,719
AMMC CLO XI, Ltd., Series 2012-11A, Class A1R2
(Floating, CME Term SOFR 3M + 1.27%), 6.66%, 04/30/31 144A †	1,043,348	1,042,730
Apidos CLO XXIII, Series 2015-23A, Class AR
(Floating, CME Term SOFR 3M + 1.48%, 1.22% Floor), 6.88%, 04/15/33 144A †	1,500,000	1,501,286
Apidos CLO XXXV, Series 2021-35A, Class A
(Floating, CME Term SOFR 3M + 1.31%, 1.05% Floor), 6.73%, 04/20/34 144A †	540,000	539,090
Applebee's Funding LLC, Series 2019-1A, Class A2II
4.72%, 06/05/49 144A	643,500	618,917
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL1, Class A
(Floating, U.S. 30-Day Average SOFR + 1.45%, 1.45% Floor), 6.79%, 01/15/37 144A †	1,500,000	1,483,461
Arbys Funding LLC, Series 2020-1A, Class A2
3.24%, 07/30/50 144A	1,354,500	1,241,473

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
AREIT Trust, Series 2021-CRE5, Class A
(Floating, CME Term SOFR 1M + 1.19%, 1.08% Floor), 6.55%, 11/17/38 144A †	$1,860,340	$1,831,845
Ares Loan Funding IV, Ltd., Series 2023-ALF4A, Class A1
(Floating, CME Term SOFR 3M + 1.75%, 1.75% Floor), 7.10%, 10/15/36 144A †	730,000	733,689
Avis Budget Rental Car Funding AESOP LLC, Series 2023-8A, Class A
6.02%, 02/20/30 144A	560,000	578,502
Balboa Bay Loan Funding, Ltd., Series 2023-1A, Class A
(Floating, CME Term SOFR 3M + 1.90%, 1.90% Floor), 7.32%, 04/20/35 144A †	4,400,000	4,409,120
Ballyrock CLO, Ltd., Series 2018-1A, Class C
(Floating, CME Term SOFR 3M + 3.41%), 8.83%, 04/20/31 144A †	750,000	738,486
Ballyrock CLO, Ltd., Series 2019-2A, Class A1BR
(Floating, CME Term SOFR 3M + 1.46%, 1.20% Floor), 6.83%, 11/20/30 144A †	490,000	488,420
Bank of America Auto Trust, Series 2023-2A, Class A2
5.85%, 08/17/26 144A	1,075,000	1,081,539
Barclays Dryrock Issuance Trust, Series 2023-1, Class A
4.72%, 02/15/29	2,400,000	2,401,454
Barclays Dryrock Issuance Trust, Series 2023-2, Class A
(Floating, U.S. 30-Day Average SOFR + 0.90%), 6.23%, 08/15/28†	1,600,000	1,603,640
Barings Loan Partners CLO, Ltd., Series LP-3A, Class B
(Floating, CME Term SOFR 3M + 3.05%, 3.05% Floor), 8.46%, 07/20/33 144A †	1,000,000	1,000,000
Basswood Park CLO, Ltd., Series 2021-1A, Class A
(Floating, CME Term SOFR 3M + 1.26%, 1.26% Floor), 6.68%, 04/20/34 144A †	1,500,000	1,498,109
BCRED MML CLO LLC, Series 2022-1A, Class A1
(Floating, CME Term SOFR 3M + 1.65%, 1.65% Floor), 7.07%, 04/20/35 144A †	820,000	811,759
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A2A
6.00%, 10/25/36	693,198	300,280
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A3A
6.50%, 10/25/36	2,085,261	890,438
	Par	Value
Birch Grove CLO 7, Ltd., Series 2023-7A, Class A1
(Floating, CME Term SOFR 3M + 1.80%, 1.80% Floor), 7.18%, 10/20/36 144A †	$ 570,000	$ 572,009
Blue Stream Issuer LLC, Series 2023-1A, Class A2
5.40%, 05/20/53 144A	1,000,000	971,443
BlueMountain CLO XXVIII, Ltd., Series 2021-28A, Class A
(Floating, CME Term SOFR 3M + 1.52%, 1.26% Floor), 6.92%, 04/15/34 144A †	400,000	398,571
BSPRT Issuer, Ltd., Series 2022-FL9, Class B
(Floating, CME Term SOFR 1M + 3.37%, 3.37% Floor), 8.73%, 07/15/39 144A †	2,000,000	1,959,144
Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A
4.95%, 10/15/27	1,200,000	1,204,156
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A3
(Floating, CME Term SOFR 1M + 0.26%, 0.15% Floor, 14.50% Cap), 5.62%, 01/25/37†	1,071,690	922,494
CARS-DB7 LP, Series 2023-1A, Class A1
5.75%, 09/15/53 144A	544,500	547,841
Cayuga Park CLO, Ltd., Series 2020-1A, Class AR
(Floating, CME Term SOFR 3M + 1.38%, 1.38% Floor), 6.78%, 07/17/34 144A †	790,000	789,036
Cedar Funding IX CLO, Ltd., Series 2018-9A, Class A1
(Floating, CME Term SOFR 3M + 1.24%, 0.98% Floor), 6.66%, 04/20/31 144A †	983,629	983,529
Cedar Funding V CLO, Ltd., Series 2016-5A, Class AFRR
1.94%, 07/17/31 144A	560,000	531,798
Cerberus Loan Funding XL LLC, Series 2023-1A, Class A
(Floating, CME Term SOFR 3M + 2.40%, 2.40% Floor), 7.79%, 03/22/35 144A †	1,250,000	1,252,048
Cerberus Loan Funding XLII LLC, Series 2023-3A, Class B
(Floating, CME Term SOFR 3M + 3.35%, 3.35% Floor), 8.78%, 09/13/35 144A †	750,000	752,120
Cerberus Loan Funding XLIV LLC, Series 2023-5A, Class A
(Floating, 2.35% - CME Term SOFR 3M), 0.00%, 01/15/36 144A †	1,750,000	1,750,000
Cerberus Loan Funding XLIV LLC, Series 2023-5A, Class B
(Floating, 3.20% - CME Term SOFR 3M), 0.00%, 01/15/36 144A †	1,000,000	1,000,000

See Notes to Financial Statements.

	Par	Value
Cerberus Loan Funding XXXII LP, Series 2021-2A, Class A
(Floating, CME Term SOFR 3M + 1.88%, 1.88% Floor), 7.28%, 04/22/33 144A †	$1,000,000	$ 991,332
Cerberus Loan Funding XXXIII LP, Series 2021-3A, Class A
(Floating, CME Term SOFR 3M + 1.82%, 1.56% Floor), 7.22%, 07/23/33 144A †	1,250,000	1,238,753
Cerberus Loan Funding XXXV LP, Series 2021-5A, Class A
(Floating, CME Term SOFR 3M + 1.76%, 1.50% Floor), 7.16%, 09/22/33 144A †	1,250,000	1,246,902
Cerberus Loan Funding XXXVIII LP, Series 2022-2A, Class A1
(Floating, CME Term SOFR 3M + 2.75%, 2.75% Floor), 8.14%, 10/15/34 144A †	1,250,000	1,242,829
CF Hippolyta Issuer LLC, Series 2022-1A, Class A2
6.11%, 08/15/62 144A	1,709,978	1,675,976
CFMT LLC Series 2022-HB9, Class A
3.25%, 09/25/37 144A	1,131,008	1,047,052
CIFC Funding, Ltd., Series 2017-2A, Class CR
(Floating, CME Term SOFR 3M + 2.11%, 1.85% Floor), 7.53%, 04/20/30 144A †	1,000,000	994,871
CIFC Funding, Ltd., Series 2018-2A, Class A1
(Floating, CME Term SOFR 3M + 1.30%), 6.72%, 04/20/31 144A †	986,010	988,147
Cifc Funding, Ltd., Series 2023-3A, Class B
(Floating, 2.30% - CME Term SOFR 3M, 2.30% Floor), 0.00%, 01/20/37 144A †	1,200,000	1,200,000
Citibank Credit Card Issuance Trust, Series 2023-A1, Class A1
5.23%, 12/08/27	1,250,000	1,260,398
Citigroup Mortgage Loan Trust, Series 2006-WF1, Class A1
(Step to 4.95% on 02/25/24), 4.96%, 03/25/36 STEP	1,970,857	994,839
CLI Funding VI LLC, Series 2020-3A, Class A
2.07%, 10/18/45 144A	64,000	57,528
CLI Funding VIII LLC, Series 2021-1A, Class A
1.64%, 02/18/46 144A	1,080,216	954,832
CLI Funding VIII LLC, Series 2022-1A, Class A1
2.72%, 01/18/47 144A	209,533	185,556
	Par	Value
CMFT Net Lease Master Issuer LLC, Series 2021-1, Class A4
3.04%, 07/20/51 144A	$ 800,000	$ 590,913
Credit Suisse European Mortgage Capital, Ltd., Series 2019-1OTF, Class A
(Floating, ICE LIBOR USD 3M + 2.90%), 8.55%, 08/09/24 144A †	920,000	902,433
CVS Pass-Through Trust
6.94%, 01/10/30	390,877	399,644
CWABS, Inc. Asset-Backed Certificates, Series 2004-1, Class M1
(Floating, CME Term SOFR 1M + 0.86%, 0.75% Floor), 6.22%, 03/25/34†	63,986	63,548
CWHEQ Revolving Home Equity Loan Trust, Series 2005-F, Class 2A
(Floating, CME Term SOFR 1M + 0.35%, 0.24% Floor, 16.00% Cap), 5.72%, 12/15/35†	15,762	15,345
Discover Card Execution Note Trust, Series 2023-A1, Class A
4.31%, 03/15/28	1,200,000	1,192,800
Domino's Pizza Master Issuer LLC, Series 2019-1A, Class A2
3.67%, 10/25/49 144A	1,300,337	1,190,217
Dryden 75 CLO, Ltd., Series 2019-75A, Class AR2
(Floating, CME Term SOFR 3M + 1.30%, 1.04% Floor), 6.70%, 04/15/34 144A †	250,000	248,705
Dryden 77 CLO, Ltd., Series 2020-77A, Class AR
(Floating, CME Term SOFR 3M + 1.38%, 1.38% Floor), 6.75%, 05/20/34 144A †	6,500,000	6,501,175
Dryden 87 CLO, Ltd., Series 2021-87A, Class A1
(Floating, CME Term SOFR 3M + 1.36%, 1.10% Floor), 6.73%, 05/20/34 144A †	480,000	479,656
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR
(Floating, CME Term SOFR 3M + 2.11%), 7.51%, 04/15/29 144A †	1,500,000	1,496,114
ECMC Group Student Loan Trust, Series 2017-1A, Class A
(Floating, U.S. 30-Day Average SOFR + 1.31%), 6.65%, 12/27/66 144A †	665,333	666,741
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Elmwood CLO IV, Ltd., Series 2020-1A, Class A
(Floating, CME Term SOFR 3M + 1.50%, 1.24% Floor), 6.90%, 04/15/33 144A †	$2,550,000	$2,553,858
Empower CLO, Ltd., Series 2023-2A, Class A1
(Floating, CME Term SOFR 3M + 2.20%, 2.20% Floor), 7.54%, 07/15/36 144A †	760,000	764,196
Finance of America HECM Buyout, Series 2022-HB2, Class M2
6.00%, 04/25/26 144A	600,000	578,945
Financial Asset Securities Corporation AAA Trust, Series 2005-1A, Class 1A3B
(Floating, CME Term SOFR 1M + 0.52%, 0.41% Floor), 5.88%, 02/27/35 144A †	309,019	289,088
FirstKey Homes Trust, Series 2020-SFR2, Class F3
3.37%, 10/19/37 144A	150,000	139,258
FirstKey Homes Trust, Series 2020-SFR2, Class G1
4.00%, 10/19/37 144A	250,000	233,803
FirstKey Homes Trust, Series 2020-SFR2, Class G2
4.50%, 10/19/37 144A	250,000	234,534
FirstKey Homes Trust, Series 2022-SFR3, Class B
4.50%, 07/17/26 144A	1,500,000	1,448,304
Ford Credit Auto Owner Trust, Series 2022-B, Class A3
3.74%, 09/15/26	1,200,000	1,185,184
Ford Credit Auto Owner Trust, Series 2023-C, Class A2A
5.68%, 09/15/26	1,275,000	1,280,808
FORT CRE Issuer LLC, Series 2022-FL3, Class A
(Floating, U.S. 30-Day Average SOFR + 1.85%, 1.85% Floor), 7.19%, 02/23/39 144A †	1,250,000	1,221,863
Fortress Credit BSL XV, Ltd., Series 2022-2A, Class B
(Floating, CME Term SOFR 3M + 3.00%, 3.00% Floor), 8.40%, 10/18/33 144A †	1,250,000	1,253,626
FS Rialto Issuer LLC, Series 2022-FL5, Class AS
(Floating, CME Term SOFR 1M + 2.87%, 2.87% Floor), 8.23%, 06/19/37 144A †	1,800,000	1,792,090
FS Rialto Issuer LLC, Series 2022-FL5, Class B
(Floating, CME Term SOFR 1M + 3.37%, 3.37% Floor), 8.73%, 06/19/27 144A †	550,000	545,070
FS Rialto Issuer LLC, Series 2022-FL6, Class AS
(Floating, CME Term SOFR 1M + 3.13%, 3.13% Floor), 8.49%, 08/17/37 144A †	1,000,000	1,001,267
	Par	Value
FS Rialto Issuer LLC, Series 2022-FL6, Class B
(Floating, CME Term SOFR 1M + 3.63%, 3.63% Floor), 8.99%, 08/17/37 144A †	$1,000,000	$ 999,430
FS Rialto Issuer LLC, Series 2022-FL7, Class B
(Floating, CME Term SOFR 1M + 3.91%, 3.91% Floor), 9.27%, 10/19/39 144A †	650,000	651,008
GM Financial Consumer Automobile Receivables Trust, Series 2022-2, Class A2
2.52%, 05/16/25	140,299	140,025
GM Financial Consumer Automobile Receivables Trust, Series 2023-4, Class A2A
5.89%, 11/16/26	1,450,000	1,458,153
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A1
5.34%, 06/15/28 144A	1,200,000	1,216,387
Goldentree Loan Management U.S. CLO 7, Ltd., Series 2020-7A, Class AR
(Floating, CME Term SOFR 3M + 1.33%, 1.07% Floor), 6.75%, 04/20/34 144A †	470,000	469,197
GoldenTree Loan Opportunities IX, Ltd., Series 2014-9A, Class AR2
(Floating, CME Term SOFR 3M + 1.37%, 1.11% Floor), 6.76%, 10/29/29 144A †	1,130,843	1,131,573
GoldentTree Loan Management U.S. CLO 1, Ltd., Series 2021-9A, Class C
(Floating, CME Term SOFR 3M + 2.06%, 1.80% Floor), 7.48%, 01/20/33 144A †	1,000,000	985,185
GoldentTree Loan Management US CLO 1, Ltd., Series 2021-11A, Class A
(Floating, CME Term SOFR 3M + 1.39%, 1.13% Floor), 6.81%, 10/20/34 144A †	1,100,000	1,100,751
Golub Capital Partners CLO 16, Ltd., Series 2013-16A, Class A1R2
(Floating, CME Term SOFR 3M + 1.87%, 1.61% Floor), 7.25%, 07/25/33 144A †	2,450,000	2,442,661
Golub Capital Partners CLO 25M, Ltd., Series 2015-25A, Class AR
(Floating, CME Term SOFR 3M + 1.64%, 1.38% Floor), 7.03%, 05/05/30 144A †	288,192	287,729
Golub Capital Partners CLO 36M, Ltd., Series 2018-36A, Class A
(Floating, CME Term SOFR 3M + 1.56%), 6.95%, 02/05/31 144A †	2,104,109	2,095,417

See Notes to Financial Statements.

	Par	Value
Golub Capital Partners CLO 66B, Ltd., Series 2023-66A, Class A
(Floating, CME Term SOFR 3M + 1.95%, 1.95% Floor), 7.33%, 04/25/36 144A †	$ 320,000	$ 320,879
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A
2.10%, 05/20/48 144A	1,794,139	1,388,909
GoodLeap Sustainable Home Solutions Trust, Series 2022-2CS, Class A
4.00%, 04/20/49 144A	1,762,229	1,552,873
GPMT, Ltd., Series 2021-FL3, Class A
(Floating, CME Term SOFR 1M + 1.36%, 1.36% Floor), 6.72%, 07/16/35 144A †	1,146,593	1,101,039
Greywolf CLO V, Ltd., Series 2015-1A, Class A1R
(Floating, CME Term SOFR 3M + 1.42%, 1.16% Floor), 6.80%, 01/27/31 144A †	464,177	464,402
Halseypoint CLO 7, Ltd., Series 2023-7A, Class A
(Floating, CME Term SOFR 3M + 2.25%, 2.25% Floor), 7.51%, 07/20/36 144A †	1,900,000	1,914,317
Hardee's Funding LLC, Series 2018-1A, Class A2II
4.96%, 06/20/48 144A	1,421,250	1,365,693
Hayfin U.S. XII, Ltd.
(Floating, CME Term SOFR 3M + 1.38%, 1.12% Floor), 6.80%, 04/20/31 144A †	950,760	950,853
Helios Issuer LLC, Series 2023-GRID1, Class 1A
5.75%, 12/20/50 144A	172,172	178,959
Hildene Community Funding CDO, Ltd., Series 2015-1A, Class ARR
2.60%, 11/01/35 144A	699,036	563,834
Honda Auto Receivables Owner Trust, Series 2023-4, Class A3
5.67%, 06/21/28	2,450,000	2,503,795
Hotwire Funding LLC, Series 2021-1, Class A2
2.31%, 11/20/51 144A	1,350,000	1,220,157
Hotwire Funding LLC, Series 2023-1A, Class C
8.84%, 05/20/53 144A	750,000	706,105
HPS Loan Management, Ltd., Series 2021-16A, Class A1
(Floating, CME Term SOFR 3M + 1.40%, 1.14% Floor), 6.81%, 01/23/35 144A †	640,000	639,719
Hyundai Auto Lease Securitization Trust, Series 2022-A, Class A4
1.32%, 12/15/25 144A	3,050,000	3,005,296
	Par	Value
Hyundai Auto Receivables Trust, Series 2023-A, Class A2A
5.19%, 12/15/25	$ 969,876	$ 968,623
Hyundai Auto Receivables Trust, Series 2023-C, Class A2A
5.80%, 01/15/27	2,050,000	2,062,498
ICG U.S. CLO, Ltd., Series 2017-1A, Class ARR
(Floating, CME Term SOFR 3M + 1.43%, 1.17% Floor), 6.82%, 07/28/34 144A †	1,500,000	1,481,530
InStar Leasing III LLC, Series 2021-1A, Class A
2.30%, 02/15/54 144A	876,347	767,389
Invesco CLO, Ltd., Series 2021-2A, Class A
(Floating, CME Term SOFR 3M + 1.38%, 1.12% Floor), 6.78%, 07/15/34 144A †	2,500,000	2,486,405
J.G. Wentworth XXXVIII LLC, Series 2017-1A, Class A
3.99%, 08/16/60 144A	175,560	154,570
Jersey Mike's Funding, Series 2019-1A, Class A2
4.43%, 02/15/50 144A	49,625	47,162
Jersey Mike's Funding, Series 2021-1A, Class A2I
2.89%, 02/15/52 144A	348,250	315,743
JetBlue Pass-Through Trust, Series 2019-1, Class AA
2.75%, 05/15/32	1,715,925	1,453,903
JG Wentworth XXXV LLC, Series 2015-2A, Class A
3.87%, 03/15/58 144A	61,558	54,348
JP Morgan Mortgage Trust, Series 2023-HE3, Class A1
(Floating, U.S. 30-Day Average SOFR + 1.60%), 6.94%, 05/20/54 144A †	630,000	634,725
Kings Park CLO, Ltd., Series 2021-1A, Class A
(Floating, CME Term SOFR 3M + 1.39%, 1.39% Floor), 6.80%, 01/21/35 144A †	280,000	280,361
KKR CLO, Ltd., Series 16, Class A2R2
(Floating, CME Term SOFR 3M + 2.01%, 1.75% Floor), 7.43%, 10/20/34 144A †	2,500,000	2,485,022
KKR CLO, Ltd., Series 32A, Class A1
(Floating, CME Term SOFR 3M + 1.58%, 1.32% Floor), 6.98%, 01/15/32 144A †	340,000	340,543
KREF, Ltd., Series 2021-FL2, Class AS
(Floating, CME Term SOFR 1M + 1.41%, 1.30% Floor), 6.78%, 02/15/39 144A †	300,000	278,336
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
LCCM Trust, Series 2021-FL2, Class A
(Floating, CME Term SOFR 1M + 1.31%, 1.31% Floor), 6.68%, 12/13/38 144A †	$ 746,265	$ 737,174
Lendmark Funding Trust, Series 2021-1A, Class A
1.90%, 11/20/31 144A	2,200,000	1,982,304
LL ABS Trust, Series 2022-1A, Class A
3.76%, 11/15/29 144A	284,040	282,467
LoanCore Issuer, Ltd., Series 2019-CRE2, Class C
(Floating, CME Term SOFR 1M + 2.11%, 2.00% Floor), 7.48%, 05/15/36 144A †	250,000	239,793
LoanCore Issuer, Ltd., Series 2021-CRE5, Class AS
(Floating, CME Term SOFR 1M + 1.86%, 1.86% Floor), 7.23%, 07/15/36 144A †	1,100,000	1,068,526
LoanCore Issuer, Ltd., Series 2021-CRE6, Class AS
(Floating, CME Term SOFR 1M + 1.76%, 1.65% Floor), 7.13%, 11/15/38 144A †	940,000	898,562
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A
2.64%, 10/15/46 144A	729,230	630,251
Madison Avenue Secured Funding Trust, Series 2023-1, Class A1
(Floating, CME Term SOFR 1M + 2.00%, 2.00% Floor), 7.36%, 03/04/24 144A †	1,250,000	1,250,000
Madison Avenue Secured Funding Trust, Series 2023-2, Class A
(Floating, CME Term SOFR 1M + 1.85%, 1.85% Floor), 7.20%, 10/15/24 144A †	1,025,000	1,025,000
Magnetite VIII, Ltd., Series 2014-8A, Class CR2
(Floating, CME Term SOFR 3M + 2.11%, 1.85% Floor), 7.51%, 04/15/31 144A †	500,000	498,755
MAPS Trust, Series 2021-1A, Class A
2.52%, 06/15/46 144A	227,212	201,347
Mariner Finance Issuance Trust, Series 2021-AA, Class A
1.86%, 03/20/36 144A	2,200,000	2,004,892
MC Ltd., Series 2021-1, Class A
2.63%, 11/05/35 144A	940,000	846,029
Mercedes-Benz Auto Receivables Trust, Series 2023-2, Class A2
5.92%, 11/16/26	650,000	655,123
MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class A
(Floating, CME Term SOFR 1M + 0.96%, 0.96% Floor), 6.33%, 07/15/36 144A †	430,730	425,833
	Par	Value
MF1, Ltd., Series 2021-FL6, Class A
(Floating, CME Term SOFR 1M + 1.21%, 1.10% Floor), 6.57%, 07/16/36 144A †	$1,939,506	$1,909,144
Mississippi Higher Education Assistance Corporation, Series 2014-1, Class A1
(Floating, U.S. 30-Day Average SOFR + 0.79%, 0.68% Floor), 6.13%, 10/25/35†	214,705	211,144
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-NC3, Class A2C
(Floating, CME Term SOFR 1M + 0.30%, 0.19% Floor), 5.66%, 05/25/37†	1,318,872	965,407
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A3
(Floating, CME Term SOFR 1M + 0.26%, 0.15% Floor), 5.62%, 11/25/36†	4,829,206	1,621,016
Mosaic Solar Loan Trust, Series 2021-1A, Class D
3.71%, 12/20/46 144A	267,674	228,715
Mosaic Solar Loan Trust, Series 2022-1A, Class A
2.64%, 01/20/53 144A	1,676,138	1,438,296
Nationstar Home Equity Loan Trust, Series 2007-C, Class 1AV1
(Floating, CME Term SOFR 1M + 0.29%, 0.18% Floor), 5.65%, 06/25/37†	1,774,561	1,710,875
Navient Private Education Loan Trust, Series 2015-BA, Class A3
(Floating, CME Term SOFR 1M + 1.56%), 6.93%, 07/16/40 144A †	1,300,981	1,306,223
Navient Student Loan Trust, Series 2020-1A, Class A1B
(Floating, U.S. 30-Day Average SOFR + 1.16%, 1.05% Floor), 6.50%, 06/25/69 144A †	1,452,023	1,449,026
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A
2.77%, 11/15/46 144A STEP	854,167	747,114
Nelnet Student Loan Trust, Series 2021-A, Class A2
(Floating, CME Term SOFR 1M + 1.14%), 6.50%, 04/20/62 144A †	111,000	109,189
Neuberger Berman Loan Advisers CLO, Ltd., Series 2018-29A, Class A1
(Floating, CME Term SOFR 3M + 1.39%, 1.13% Floor), 6.79%, 10/19/31 144A †	1,040,000	1,040,334

See Notes to Financial Statements.

	Par	Value
New Mountain CLO 1, Ltd., Series CLO-1A, Class AR
(Floating, CME Term SOFR 3M + 1.46%, 1.20% Floor), 6.86%, 10/15/34 144A †	$1,050,000	$1,048,170
Nissan Auto Receivables Owner Trust, Series 2023-A, Class A2A
5.34%, 02/17/26	1,162,734	1,160,680
Nissan Auto Receivables Owner Trust, Series 2023-B, Class A3
5.93%, 03/15/28	425,000	435,667
Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A1
1.85%, 11/20/50 144A	644,141	585,357
Oaktree CLO, Ltd., Series 2022-2A, Class A1R
(Floating, 1.55% - CME Term SOFR 3M, 1.55% Floor), 0.00%, 07/15/33 144A †	330,000	330,000
Oaktree CLO, Ltd., Series 2022-3A, Class A2
(Floating, CME Term SOFR 3M + 2.30%, 2.30% Floor), 7.69%, 07/15/35 144A †	250,000	250,998
Octagon Investment Partners 36, Ltd., Series 2018-1A, Class A1
(Floating, CME Term SOFR 3M + 1.23%), 6.63%, 04/15/31 144A †	663,799	663,656
Octagon Investment Partners XXI, Ltd., Series 2014-1A, Class AAR3
(Floating, CME Term SOFR 3M + 1.26%, 1.00% Floor), 6.64%, 02/14/31 144A †	530,000	529,531
Option One Mortgage Loan Trust, Series 2007-5, Class 2A4
(Floating, CME Term SOFR 1M + 0.41%, 0.30% Floor), 5.77%, 05/25/37†	1,631,808	873,823
Owl Rock CLO I LLC, Series 2019-1A, Class ANR
(Floating, CME Term SOFR 3M + 2.40%, 2.40% Floor), 7.84%, 02/20/36 144A †	1,000,000	1,000,000
Owl Rock CLO III, Ltd., Series 2020-3A, Class A1L
(Floating, CME Term SOFR 3M + 2.06%), 7.48%, 04/20/32 144A †	600,000	597,055
Owl Rock CLO X LLC, Series 2023-10A, Class A
(Floating, CME Term SOFR 3M + 2.45%, 2.45% Floor), 7.87%, 04/20/35 144A †	500,000	499,786
Palmer Square CLO, Ltd., Series 2021-2A, Class A
(Floating, CME Term SOFR 3M + 1.41%, 1.41% Floor), 6.81%, 07/15/34 144A †	2,000,000	1,998,349
	Par	Value
Palmer Square Loan Funding, Ltd., Series 2022-2A, Class A2
(Floating, CME Term SOFR 3M + 1.90%, 1.90% Floor), 7.29%, 10/15/30 144A †	$1,000,000	$ 999,325
Palmer Square Loan Funding, Ltd., Series 2022-4A, Class B
(Floating, CME Term SOFR 3M + 2.75%, 2.75% Floor), 8.15%, 07/24/31 144A †	1,700,000	1,703,031
Palmer Square Loan Funding, Ltd., Series 2023-2A, Class B
(Floating, CME Term SOFR 3M + 2.70%, 2.70% Floor), 8.05%, 01/25/32 144A †	1,000,000	1,002,473
PFP, Ltd., Series 2021-8, Class A
(Floating, CME Term SOFR 1M + 1.11%, 1.00% Floor), 6.48%, 08/09/37 144A †	644,702	636,064
PHEAA Student Loan Trust, Series 2012-1A, Class A1
(Floating, U.S. 30-Day Average SOFR + 0.66%), 6.00%, 05/25/57 144A †	246,789	242,616
PHEAA Student Loan Trust, Series 2016-1A, Class A
(Floating, U.S. 30-Day Average SOFR + 1.26%, 1.15% Floor), 6.60%, 09/25/65 144A †	230,425	230,963
PHEAA Student Loan Trust, Series 2016-2A, Class A
(Floating, U.S. 30-Day Average SOFR + 1.06%), 6.40%, 11/25/65 144A †	215,941	214,155
Progress Residential Trust, Series 2022-SFR5, Class C
5.19%, 06/17/39 144A	1,000,000	977,365
PRPM LLC, Series 2022-1, Class A1
(Step to 6.72% on 03/25/25), 3.72%, 02/25/27 144A STEP	1,140,083	1,103,052
PRPM LLC, Series 2023-1, Class A1
6.88%, 02/25/28 144A † γ	231,694	234,237
Rad CLO 22, Ltd., Series 2023-22A, Class A1
(Floating, CME Term SOFR 3M + 1.83%, 1.83% Floor), 7.20%, 01/20/37 144A †	1,230,000	1,232,326
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class A
(Floating, CME Term SOFR 1M + 1.06%, 0.95% Floor), 6.42%, 07/25/36 144A †	1,537,667	1,512,130
Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class A
(Floating, CME Term SOFR 1M + 1.31%, 1.20% Floor), 6.67%, 11/25/36 144A †	1,590,904	1,568,012
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Recette CLO, Ltd., Series 2015-1A, Class ARR
(Floating, CME Term SOFR 3M + 1.34%), 6.76%, 04/20/34 144A †	$ 340,000	$ 338,728
REESE PARK CLO, Ltd., Series 2020-1A, Class AR
(Floating, CME Term SOFR 3M + 1.39%, 1.39% Floor), 6.79%, 10/15/34 144A †	1,350,000	1,350,170
Sabey Data Center Issuer LLC, Series 2021-1, Class A2
1.88%, 06/20/46 144A	815,000	731,976
Saluda Grade Alternative Mortgage Trust, Series 2023-FIG4, Class A
6.72%, 11/25/53 144A	350,000	353,416
Santander Drive Auto Receivables Trust, Series 2023-6, Class A2
6.08%, 05/17/27	1,775,000	1,781,465
Saxon Asset Securities Trust, Series 2004-1, Class M1
(Floating, CME Term SOFR 1M + 0.91%, 0.80% Floor, 10.28% Cap), 2.16%, 03/25/35†	56,976	54,405
Securitized Asset Backed Receivables LLC Trust, Series 2006-WM4, Class A2C
(Floating, CME Term SOFR 1M + 0.43%, 0.32% Floor), 5.79%, 11/25/36†	1,785,393	510,804
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR2, Class A1
(Floating, CME Term SOFR 1M + 0.47%, 0.36% Floor), 5.83%, 02/25/37 144A †	1,940,933	1,618,722
SERVPRO Master Issuer LLC, Series 2019-1A, Class A2
3.88%, 10/25/49 144A	1,296,000	1,222,873
Shackleton CLO, Ltd., Series 2019-14A, Class A1R
(Floating, CME Term SOFR 3M + 1.46%, 1.20% Floor), 6.88%, 07/20/34 144A †	4,200,000	4,173,327
Sierra Timeshare Receivables Funding LLC, Series 2021-2A, Class A
1.35%, 09/20/38 144A	163,573	153,552
Slam, Ltd., Series 2021-1A, Class A
2.43%, 06/15/46 144A	1,265,550	1,096,219
SMB Private Education Loan Trust, Series 2020-BA, Class A1A
1.29%, 07/15/53 144A	247,358	223,363
SMB Private Education Loan Trust, Series 2021-A, Class A2B
1.59%, 01/15/53 144A	1,045,460	928,274
SMB Private Education Loan Trust, Series 2021-A, Class B
2.31%, 01/15/53 144A	652,739	604,609
SMB Private Education Loan Trust, Series 2021-C, Class B
2.30%, 01/15/53 144A	580,000	533,662
	Par	Value
Sonic Capital LLC, Series 2020-1A, Class A2I
3.85%, 01/20/50 144A	$1,276,000	$1,207,808
Sonic Capital LLC, Series 2020-1A, Class A2II
4.34%, 01/20/50 144A	483,333	446,850
Sonic Capital LLC, Series 2021-1A, Class A2II
2.64%, 08/20/51 144A	782,000	625,938
Sound Point CLO XX, Ltd., Series 2018-2A, Class A
(Floating, CME Term SOFR 3M + 1.36%), 6.74%, 07/26/31 144A †	496,336	495,482
Soundview Home Loan Trust, Series 2007-OPT1, Class 2A4
(Floating, CME Term SOFR 1M + 0.39%, 0.28% Floor), 5.75%, 06/25/37†	1,554,345	1,026,390
Southwick Park CLO LLC, Series 2019-4A, Class A1R
(Floating, CME Term SOFR 3M + 1.32%, 1.32% Floor), 6.74%, 07/20/32 144A †	1,000,000	998,326
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A
4.10%, 04/01/28	844,851	777,348
Stack Infrastructure Issuer LLC, Series 2023-1A, Class A2
5.90%, 03/25/48 144A	1,000,000	986,924
Station Place Securitization Trust, Series 2023-SP1, Class A
(Floating, CME Term SOFR 1M + 1.85%, 1.85% Floor), 7.20%, 10/15/24 144A †	525,000	525,000
Stonepeak, Series 2021-1A, Class AA
2.30%, 02/28/33 144A	1,279,972	1,177,397
Storm King Park CLO, Ltd., Series 2022-1A, Class A1
(Floating, CME Term SOFR 3M + 2.05%, 2.05% Floor), 7.44%, 10/15/35 144A †	250,000	251,521
Structured Asset Investment Loan Trust, Series 2005-1, Class M3
(Floating, CME Term SOFR 1M + 0.89%, 0.78% Floor), 6.25%, 02/25/35 144A †	1,553,460	1,519,206
Structured Asset Securities Corporation Mortgage Loan Trust, Series 2007-BC4, Class A1
(Floating, CME Term SOFR 1M + 0.74%, 0.63% Floor), 6.10%, 11/25/37†	2,048,694	1,957,412
STWD, Ltd., Series 2022-FL3, Class E
(Floating, U.S. 30-Day Average SOFR + 3.25%, 3.25% Floor), 8.59%, 11/15/38 144A †	1,210,000	1,058,815
Sunrun Demeter Issuer LLC, Series 2021-2A, Class A
2.27%, 01/30/57 144A	2,061,885	1,749,222

See Notes to Financial Statements.

	Par	Value
SVC ABS LLC, Series 2023-1A, Class A
5.15%, 02/20/53 144A	$ 647,292	$ 624,597
Symphony CLO 40, Ltd., Series 2023-40A, Class A1
(Floating, CME Term SOFR 3M + 1.64%, 1.64% Floor), 6.98%, 01/14/34 144A †	1,100,000	1,102,801
Taco Bell Funding LLC, Series 2016-1A, Class A23
4.97%, 05/25/46 144A	609,375	602,074
Textainer Marine Containers VII, Ltd., Series 2021-2A, Class A
2.23%, 04/20/46 144A	786,667	703,738
TIF Funding II LLC, Series 2021-1A, Class A
1.65%, 02/20/46 144A	1,154,062	993,583
Tikehau US CLO III, Ltd., Series 2022-2A, Class C1R
(Floating, 3.20% - CME Term SOFR 3M, 3.20% Floor), 0.00%, 01/20/36 144A †	900,000	900,000
Towd Point Mortgage Trust, Series 2023-CES2, Class A1A
7.29%, 10/25/63 144A	981,480	1,006,391
Tricon Residential Trust, Series 2023-SFR1, Class C
5.10%, 07/17/40 144A	1,000,000	969,913
Tricon Residential Trust, Series 2023-SFR2, Class C
5.00%, 12/17/28 144A	500,000	478,456
Triton Container Finance VIII LLC, Series 2021-1A, Class A
1.86%, 03/20/46 144A	1,103,400	963,697
Trysail CLO, Ltd., Series 2021-1A, Class A1
(Floating, CME Term SOFR 3M + 1.58%, 1.32% Floor), 7.00%, 07/20/32 144A †	2,900,000	2,888,304
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A
4.20%, 03/15/27 144A	711,074	673,647
U.S. Bank NA, Series 2023-1, Class B
6.79%, 08/25/32 144A	330,000	331,353
United Airlines Pass-Through Trust, Series 2016-2, Class A
3.10%, 10/07/28	550,280	481,388
United Airlines Pass-Through Trust, Series 2016-2, Class AA
2.88%, 10/07/28	550,280	493,070
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27Δ	1,423,363	1,442,916
United Airlines Pass-Through Trust, Series 2023-1, Class A
5.80%, 01/15/36	600,000	610,805
	Par	Value
United States Small Business Administration, Series 2019-20D, Class 1
2.98%, 04/01/39	$ 83,317	$ 76,636
United States Small Business Administration, Series 2019-25G, Class 1
2.69%, 07/01/44	151,970	134,460
Vantage Data Centers Issuer LLC, Series 2020-1A, Class A2
1.65%, 09/15/45 144A	500,000	462,743
Venture 39 CLO, Ltd., Series 2020-39A, Class A1
(Floating, CME Term SOFR 3M + 1.54%, 1.54% Floor), 6.94%, 04/15/33 144A †	2,525,000	2,518,590
Voya CLO, Ltd., Series 2016-3A, Class A1R
(Floating, CME Term SOFR 3M + 1.45%), 6.85%, 10/18/31 144A †	500,000	500,543
Voya CLO, Ltd., Series 2017-3A, Class A1R
(Floating, CME Term SOFR 3M + 1.30%), 6.72%, 04/20/34 144A †	490,000	489,249
Voya CLO, Ltd., Series 2018-3A, Class A1A
(Floating, CME Term SOFR 3M + 1.41%, 1.15% Floor), 6.81%, 10/15/31 144A †	1,250,000	1,250,425
Voya CLO, Ltd., Series 2019-1A, Class AR
(Floating, CME Term SOFR 3M + 1.32%, 1.06% Floor), 6.72%, 04/15/31 144A †	1,460,266	1,463,103
Voya CLO, Series 2017-2A, Class A2AR
(Floating, CME Term SOFR 3M + 1.91%, 1.65% Floor), 7.31%, 06/07/30 144A †	500,000	500,957
WAVE LLC, Series 2019-1, Class A
3.60%, 09/15/44 144A	177,157	148,815
Wellfleet CLO X, Ltd., Series 2019-XA, Class A1R
(Floating, CME Term SOFR 3M + 1.43%), 6.85%, 07/20/32 144A †	6,891,190	6,872,546
Wellfleet CLO, Ltd., Series 2022-2A, Class B
(Floating, CME Term SOFR 3M + 3.15%, 3.15% Floor), 8.55%, 10/18/35 144A †	1,250,000	1,254,767
Wendy's Funding LLC, Series 2019-1A, Class A2II
4.08%, 06/15/49 144A	644,824	600,523
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Whitebox CLO II, Ltd., Series 2020-2A, Class A1R
(Floating, CME Term SOFR 3M + 1.48%, 1.22% Floor), 6.88%, 10/24/34 144A †	$ 650,000	$ 647,427
Whitebox CLO III, Ltd., Series 2021-3A, Class A1
(Floating, CME Term SOFR 3M + 1.48%, 1.22% Floor), 6.88%, 10/15/34 144A †	780,000	779,044
Wingstop Funding LLC, Series 2020-1A, Class A2
2.84%, 12/05/50 144A	1,244,892	1,124,306
WISE CLO, Ltd., Series 2023-2A, Class A
(Floating, 1.80% - CME Term SOFR 3M, 1.80% Floor), 0.00%, 01/15/37 144A †	500,000	500,212
World Omni Auto Receivables Trust, Series 2023-B, Class A2A
5.25%, 11/16/26	1,029,773	1,027,879
Total Asset-Backed Securities (Cost $259,728,206)		254,336,282
CORPORATE BONDS — 22.0%
3M Co.
2.38%, 08/26/29	40,000	35,457
3.05%, 04/15/30	50,000	45,158
3.70%, 04/15/50	380,000	302,150
7-Eleven, Inc.
1.30%, 02/10/28 144A	725,000	635,354
Abbott Laboratories
4.75%, 11/30/36	170,000	174,656
4.90%, 11/30/46	390,000	400,679
Accident Fund Insurance Co. of America
8.50%, 08/01/32 144A Δ	100,000	101,904
Acushnet Co.
7.38%, 10/15/28 144A	750,000	782,936
Adobe, Inc.
2.30%, 02/01/30	650,000	583,401
Advance Auto Parts, Inc.
3.90%, 04/15/30Δ	1,000,000	898,874
Adventist Health System
2.95%, 03/01/29	160,000	144,881
AEP Texas, Inc.
3.95%, 06/01/28	30,000	28,941
Air Lease Corporation
3.38%, 07/01/25	1,020,000	987,968
2.88%, 01/15/26	950,000	905,760
3.75%, 06/01/26	875,000	844,993
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.15%), 4.13%, 12/15/26ρ ^	600,000	466,923
5.30%, 02/01/28Δ	300,000	303,876
Albemarle Corporation
5.65%, 06/01/52	10,000	9,340
Alexander Funding Trust II
7.47%, 07/31/28 144A Δ	350,000	368,246
	Par	Value
Alexandria Real Estate Equities, Inc. REIT
2.75%, 12/15/29	$1,400,000	$1,234,125
3.38%, 08/15/31	325,000	293,593
5.15%, 04/15/53	600,000	582,182
Allegion U.S. Holding Co., Inc.
3.20%, 10/01/24	400,000	392,112
Alliant Energy Finance LLC
4.25%, 06/15/28 144A	75,000	73,292
Allied Universal Holdco LLC
6.63%, 07/15/26 144A Δ	10,000	9,957
Allstate Corporation (The)
0.75%, 12/15/25	35,000	32,298
Alphabet, Inc.
1.90%, 08/15/40	140,000	97,527
2.05%, 08/15/50	90,000	56,763
Amazon.com, Inc.
3.30%, 04/13/27	100,000	97,248
1.20%, 06/03/27	60,000	54,190
3.45%, 04/13/29Δ	220,000	213,434
1.50%, 06/03/30	190,000	161,218
3.60%, 04/13/32Δ	850,000	811,439
4.80%, 12/05/34	75,000	77,626
3.88%, 08/22/37	1,945,000	1,810,926
4.95%, 12/05/44	10,000	10,329
4.05%, 08/22/47	290,000	262,909
2.50%, 06/03/50	20,000	13,366
4.25%, 08/22/57	130,000	120,365
Amdocs, Ltd.
2.54%, 06/15/30	1,600,000	1,385,658
American Airlines, Inc.
8.50%, 05/15/29 144A	200,000	211,299
American Equity Investment Life Holding Co.
5.00%, 06/15/27	1,250,000	1,203,247
American Express Co.
3.38%, 05/03/24	20,000	19,851
1.65%, 11/04/26	5,000	4,599
4.05%, 05/03/29	370,000	366,907
(Variable, U.S. SOFR + 1.28%), 5.28%, 07/27/29^	30,000	30,667
(Variable, U.S. SOFR + 1.76%), 4.42%, 08/03/33^	35,000	33,773
American Homes 4 Rent LP REIT
4.90%, 02/15/29	309,000	306,240
2.38%, 07/15/31	205,000	169,479
American International Group, Inc.
3.40%, 06/30/30	250,000	230,775
4.75%, 04/01/48	20,000	18,966
American National Group LLC
6.14%, 06/13/32 144A	600,000	578,030
American Tower Corporation REIT
3.38%, 10/15/26	1,200,000	1,151,019
2.75%, 01/15/27	5,000	4,694
3.13%, 01/15/27	5,000	4,733
3.65%, 03/15/27	5,000	4,815

See Notes to Financial Statements.

	Par	Value
3.95%, 03/15/29	$ 300,000	$ 286,940
American Transmission Systems, Inc.
2.65%, 01/15/32 144A	390,000	330,790
Americo Life, Inc.
3.45%, 04/15/31 144A	1,450,000	1,139,321
AmFam Holdings, Inc.
3.83%, 03/11/51 144A Δ	600,000	367,197
Amgen, Inc.
3.63%, 05/22/24	50,000	49,610
5.25%, 03/02/30	1,873,000	1,928,877
4.20%, 03/01/33	2,775,000	2,646,343
5.25%, 03/02/33	995,000	1,021,918
4.66%, 06/15/51	254,000	232,148
Amsted Industries, Inc.
4.63%, 05/15/30 144A	200,000	183,309
Apache Corporation
4.25%, 01/15/30	650,000	612,563
6.00%, 01/15/37	5,000	4,926
Appalachian Power Co.
2.70%, 04/01/31	2,200,000	1,883,885
5.80%, 10/01/35	50,000	50,991
Apple, Inc.
2.40%, 08/20/50Δ	55,000	36,267
Arch Capital Finance LLC
4.01%, 12/15/26	600,000	582,603
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	201,230
Archer-Daniels-Midland Co.
3.25%, 03/27/30	150,000	140,388
Ares Finance Co. II LLC
3.25%, 06/15/30 144A	1,800,000	1,594,852
Arko Corporation
5.13%, 11/15/29 144A Δ	675,000	582,997
Arsenal AIC Parent LLC
8.00%, 10/01/30 144A	100,000	104,461
Ashtead Capital, Inc.
1.50%, 08/12/26 144A	350,000	317,653
Assurant, Inc.
6.10%, 02/27/26	800,000	813,647
AT&T, Inc.
2.30%, 06/01/27	430,000	399,667
2.75%, 06/01/31	175,000	153,747
2.25%, 02/01/32	1,185,000	980,789
2.55%, 12/01/33	3,779,000	3,084,975
4.90%, 08/15/37	200,000	193,883
4.85%, 03/01/39	10,000	9,610
5.35%, 09/01/40	80,000	79,272
3.50%, 06/01/41	400,000	318,974
5.55%, 08/15/41	40,000	40,659
4.35%, 06/15/45Δ	94,000	81,540
4.75%, 05/15/46Δ	65,000	59,022
5.15%, 11/15/46Δ	125,000	120,191
4.50%, 03/09/48	207,000	181,516
3.65%, 06/01/51	500,000	378,677
3.50%, 09/15/53	1,888,000	1,377,904
3.55%, 09/15/55	21,000	15,197
3.80%, 12/01/57	90,000	67,280
	Par	Value
3.65%, 09/15/59	$ 127,000	$ 91,525
AutoNation, Inc.
1.95%, 08/01/28Δ	150,000	129,281
4.75%, 06/01/30Δ	225,000	217,534
AutoZone, Inc.
3.75%, 04/18/29	5,000	4,781
Avangrid, Inc.
3.20%, 04/15/25	275,000	267,387
Aviation Capital Group LLC
5.50%, 12/15/24 144A	2,000,000	1,990,119
1.95%, 01/30/26 144A	400,000	371,104
Axalta Coating Systems LLC
3.38%, 02/15/29 144A	665,000	597,970
Ball Corporation
3.13%, 09/15/31Δ	280,000	241,938
Bank of America Corporation
4.00%, 04/01/24	30,000	29,889
(Variable, CME Term SOFR 3M + 3.97%), 6.25%, 09/05/24ρ ^	300,000	298,304
(Variable, CME Term SOFR 3M + 4.44%), 6.50%, 10/23/24ρ Δ ^	150,000	149,674
4.00%, 01/22/25	30,000	29,621
(Variable, CME Term SOFR 3M + 1.35%), 3.09%, 10/01/25^	2,200,000	2,157,842
4.45%, 03/03/26	420,000	415,744
3.50%, 04/19/26	600,000	584,317
(Variable, U.S. SOFR + 1.15%), 1.32%, 06/19/26^	60,000	56,518
4.25%, 10/22/26	480,000	471,776
(Variable, U.S. SOFR + 1.29%), 5.08%, 01/20/27^	1,000,000	998,558
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.76%), 4.38%, 01/27/27ρ ^	700,000	625,471
(Variable, U.S. SOFR + 0.91%), 1.66%, 03/11/27^	70,000	64,802
(Variable, CME Term SOFR 3M + 1.32%), 3.56%, 04/23/27^	65,000	62,612
(Variable, U.S. SOFR + 0.96%), 1.73%, 07/22/27^	55,000	50,430
3.25%, 10/21/27	875,000	833,894
4.18%, 11/25/27	950,000	924,711
(Variable, CME Term SOFR 3M + 1.84%), 3.82%, 01/20/28^	5,000	4,810
(Variable, U.S. SOFR + 1.05%), 2.55%, 02/04/28^	50,000	46,373
(Variable, CME Term SOFR 3M + 1.77%), 3.71%, 04/24/28^	2,000,000	1,912,725
(Variable, CME Term SOFR 3M + 1.63%), 3.59%, 07/21/28^	860,000	816,818
(Variable, CME Term SOFR 3M + 1.30%), 3.42%, 12/20/28^	378,000	356,172
(Variable, CME Term SOFR 3M + 1.33%), 3.97%, 03/05/29^	1,190,000	1,138,023
(Variable, U.S. SOFR + 1.63%), 5.20%, 04/25/29^	4,385,000	4,418,523
(Variable, CME Term SOFR 3M + 1.57%), 4.27%, 07/23/29^	525,000	507,898
(Variable, CME Term SOFR 3M + 1.25%), 2.50%, 02/13/31^	75,000	64,533
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, U.S. SOFR + 2.15%), 2.59%, 04/29/31^	$1,010,000	$ 872,272
(Variable, U.S. SOFR + 1.53%), 1.90%, 07/23/31^	1,150,000	942,964
(Variable, U.S. SOFR + 1.22%), 2.65%, 03/11/32^	525,000	444,244
(Variable, U.S. SOFR + 1.22%), 2.30%, 07/21/32^	755,000	617,571
(Variable, U.S. SOFR + 1.21%), 2.57%, 10/20/32^	2,010,000	1,670,512
(Variable, U.S. SOFR + 1.33%), 2.97%, 02/04/33^	2,125,000	1,808,765
(Variable, U.S. SOFR + 1.83%), 4.57%, 04/27/33^	1,065,000	1,018,248
(Variable, U.S. SOFR + 2.16%), 5.02%, 07/22/33Δ ^	600,000	594,611
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.20%), 2.48%, 09/21/36^	1,712,000	1,359,263
5.00%, 01/21/44	490,000	482,829
(Variable, CME Term SOFR 3M + 1.45%), 3.95%, 01/23/49^	120,000	101,451
(Variable, CME Term SOFR 3M + 1.78%), 4.33%, 03/15/50^	10,000	8,849
(Variable, CME Term SOFR 3M + 3.41%), 4.08%, 03/20/51^	60,000	50,759
(Variable, U.S. SOFR + 1.88%), 2.83%, 10/24/51^	10,000	6,797
Bank of New York Mellon Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.63%), 3.75%, 12/20/26ρ Δ ^	700,000	606,882
(Variable, CME Term SOFR 3M + 1.33%), 3.44%, 02/07/28^	25,000	24,085
(Variable, U.S. SOFR + 1.17%), 4.54%, 02/01/29Δ ^	65,000	64,631
Banner Health
2.34%, 01/01/30	865,000	749,156
Barrick North America Finance LLC
5.70%, 05/30/41	150,000	158,989
5.75%, 05/01/43	80,000	86,112
Baxter International, Inc.
1.92%, 02/01/27	367,000	336,484
3.13%, 12/01/51Δ	25,000	17,295
Baylor Scott & White Holdings
1.78%, 11/15/30	305,000	254,331
Beacon Roofing Supply, Inc.
6.50%, 08/01/30 144A	650,000	665,232
Becton, Dickinson and Co.
3.36%, 06/06/24	81,000	80,240
3.73%, 12/15/24	47,000	46,277
2.82%, 05/20/30	650,000	581,854
4.69%, 12/15/44	83,000	77,962
Belvoir Land LLC
5.60%, 12/15/35 144A	1,000,000	957,411
Berkshire Hathaway Energy Co.
3.70%, 07/15/30	400,000	379,015
Berkshire Hathaway Finance Corporation
1.85%, 03/12/30Δ	725,000	632,106
	Par	Value
4.25%, 01/15/49	$ 490,000	$ 459,319
Berry Global, Inc.
1.57%, 01/15/26	2,100,000	1,952,450
Biogen, Inc.
3.15%, 05/01/50Δ	25,000	17,647
Black Hills Corporation
2.50%, 06/15/30	490,000	412,235
Black Knight InfoServ LLC
3.63%, 09/01/28 144A	345,000	328,645
BlackRock, Inc.
2.40%, 04/30/30	70,000	62,657
Block Financial LLC
3.88%, 08/15/30	1,600,000	1,465,957
Blue Owl Capital Corporation
2.88%, 06/11/28Δ	2,200,000	1,938,423
Boardwalk Pipelines LP
3.60%, 09/01/32	700,000	622,950
Boeing Co. (The)
1.43%, 02/04/24	470,000	468,029
4.88%, 05/01/25	450,000	448,164
2.20%, 02/04/26	110,000	103,992
2.70%, 02/01/27	70,000	66,089
5.15%, 05/01/30	3,290,000	3,355,481
3.25%, 02/01/35	1,610,000	1,361,887
6.63%, 02/15/38	210,000	234,623
3.55%, 03/01/38	70,000	57,291
5.71%, 05/01/40	1,145,000	1,189,437
3.85%, 11/01/48	25,000	19,553
5.81%, 05/01/50	190,000	197,679
5.93%, 05/01/60	100,000	104,174
Boston Properties LP REIT
2.75%, 10/01/26	25,000	23,222
4.50%, 12/01/28	900,000	857,758
3.40%, 06/21/29	25,000	22,459
2.90%, 03/15/30	10,000	8,581
2.55%, 04/01/32Δ	1,100,000	876,729
BP Capital Markets America, Inc.
4.23%, 11/06/28	150,000	149,312
3.63%, 04/06/30	270,000	258,982
3.00%, 02/24/50	350,000	249,122
Brighthouse Financial, Inc.
4.70%, 06/22/47	15,000	12,006
Bristol-Myers Squibb Co.
3.20%, 06/15/26	65,000	63,106
6.25%, 11/15/53	465,000	534,760
Brixmor Operating Partnership LP REIT
3.90%, 03/15/27	5,000	4,775
Broadcom Corporation
3.88%, 01/15/27	40,000	39,056
Broadcom, Inc.
2.45%, 02/15/31 144A	2,000,000	1,712,991
4.15%, 04/15/32 144A	2,420,000	2,288,375
3.42%, 04/15/33 144A	900,000	792,557
3.47%, 04/15/34 144A	2,475,000	2,158,152
3.14%, 11/15/35 144A	3,788,000	3,119,350
3.19%, 11/15/36 144A	28,000	22,737

See Notes to Financial Statements.

	Par	Value
3.50%, 02/15/41 144A	$ 325,000	$ 258,785
Brookfield Capital Finance LLC
6.09%, 06/14/33	100,000	104,635
Brooklyn Union Gas Co. (The)
6.39%, 09/15/33 144A	1,250,000	1,309,011
Brown & Brown, Inc.
2.38%, 03/15/31	10,000	8,219
4.95%, 03/17/52	5,000	4,463
Brunswick Corporation
2.40%, 08/18/31Δ	5,000	4,055
4.40%, 09/15/32	20,000	18,277
Builders FirstSource, Inc.
4.25%, 02/01/32 144A	20,000	18,069
Burlington Northern Santa Fe LLC
2.88%, 06/15/52	70,000	49,238
Cameron LNG LLC
2.90%, 07/15/31 144A	70,000	61,567
3.30%, 01/15/35 144A	460,000	392,630
Capital One Financial Corporation
3.30%, 10/30/24	345,000	339,440
(Variable, U.S. SOFR + 0.86%), 1.88%, 11/02/27^	35,000	31,516
(Variable, U.S. SOFR + 1.79%), 3.27%, 03/01/30^	50,000	44,743
(Variable, U.S. SOFR + 2.60%), 5.25%, 07/26/30^	1,200,000	1,182,471
Cardinal Health, Inc.
4.37%, 06/15/47	20,000	17,221
Carrier Global Corporation
2.72%, 02/15/30	650,000	582,688
5.90%, 03/15/34 144A	1,600,000	1,735,315
3.58%, 04/05/50	20,000	15,678
Catalent Pharma Solutions, Inc.
3.13%, 02/15/29 144A Δ	100,000	87,625
CBRE Services, Inc.
5.95%, 08/15/34	100,000	104,985
CCO Holdings LLC
4.50%, 05/01/32	10,000	8,574
4.50%, 06/01/33 144A	980,000	830,871
CDW LLC
3.25%, 02/15/29	5,000	4,577
3.57%, 12/01/31	395,000	350,515
Celanese U.S. Holdings LLC
6.17%, 07/15/27	5,000	5,129
6.33%, 07/15/29	30,000	31,499
Centene Corporation
4.63%, 12/15/29	70,000	67,203
CenterPoint Energy, Inc.
4.25%, 11/01/28	206,000	198,791
Central Parent, Inc.
7.25%, 06/15/29 144A	600,000	613,609
CH Robinson Worldwide, Inc.
4.20%, 04/15/28Δ	1,500,000	1,452,683
Charles Schwab Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.97%), 5.38%, 06/01/25ρ ^	578,000	571,675
	Par	Value
3.25%, 05/22/29	$ 10,000	$ 9,396
(Variable, U.S. SOFR + 1.88%), 6.20%, 11/17/29^	65,000	68,265
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 3.08%), 4.00%, 12/01/30ρ ^	1,000,000	790,964
(Variable, U.S. SOFR + 2.50%), 5.85%, 05/19/34^	1,420,000	1,468,576
Charter Communications Operating LLC
4.91%, 07/23/25	1,790,000	1,774,312
4.20%, 03/15/28Δ	310,000	298,163
2.25%, 01/15/29	2,300,000	1,998,970
5.05%, 03/30/29	460,000	456,119
4.40%, 04/01/33Δ	350,000	323,736
6.38%, 10/23/35	505,000	514,215
5.38%, 04/01/38	350,000	317,594
3.50%, 03/01/42	130,000	90,840
6.48%, 10/23/45	90,000	88,822
5.38%, 05/01/47	30,000	25,622
5.75%, 04/01/48	20,000	17,838
5.13%, 07/01/49	140,000	114,191
4.80%, 03/01/50	140,000	108,688
Cheniere Energy Partners LP
4.00%, 03/01/31	170,000	154,525
3.25%, 01/31/32	80,000	68,263
5.95%, 06/30/33 144A	330,000	338,963
Choice Hotels International, Inc.
3.70%, 12/01/29	1,500,000	1,330,279
Ciena Corporation
4.00%, 01/31/30 144A Δ	400,000	364,742
Cigna Group (The)
4.13%, 11/15/25	60,000	59,258
4.38%, 10/15/28	510,000	505,829
2.40%, 03/15/30	550,000	482,514
2.38%, 03/15/31	1,100,000	942,040
4.80%, 08/15/38	1,265,000	1,227,375
3.20%, 03/15/40	675,000	529,879
3.88%, 10/15/47	35,000	28,635
4.90%, 12/15/48Δ	830,000	790,768
Cintas Corporation No. 2
3.70%, 04/01/27	10,000	9,786
4.00%, 05/01/32	140,000	135,623
Cisco Systems, Inc.
5.50%, 01/15/40	75,000	80,154
Citigroup, Inc.
(Variable, CME Term SOFR 3M + 4.17%), 5.95%, 05/15/25ρ ^	350,000	342,923
4.40%, 06/10/25	100,000	98,815
5.50%, 09/13/25	220,000	221,169
(Variable, U.S. SOFR + 2.84%), 3.11%, 04/08/26^	10,000	9,725
3.40%, 05/01/26	1,250,000	1,207,212
(Variable, CME Term SOFR 3M + 4.78%), 6.25%, 08/15/26ρ ^	150,000	148,426
4.30%, 11/20/26	575,000	564,229
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, U.S. SOFR + 0.77%), 1.12%, 01/28/27^	$ 55,000	$ 50,570
(Variable, U.S. SOFR + 0.77%), 1.46%, 06/09/27^	65,000	59,533
4.45%, 09/29/27	990,000	967,488
(Variable, U.S. SOFR + 1.28%), 3.07%, 02/24/28^	10,000	9,433
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.21%), 7.38%, 05/15/28ρ Δ ^	1,200,000	1,217,557
(Variable, U.S. SOFR + 1.89%), 4.66%, 05/24/28Δ ^	230,000	228,669
(Variable, CME Term SOFR 3M + 1.65%), 3.67%, 07/24/28^	150,000	143,156
(Variable, CME Term SOFR 3M + 1.41%), 3.52%, 10/27/28^	35,000	33,150
(Variable, U.S. SOFR + 1.15%), 2.67%, 01/29/31^	25,000	21,730
(Variable, U.S. SOFR + 3.91%), 4.41%, 03/31/31^	710,000	680,589
(Variable, U.S. SOFR + 2.11%), 2.57%, 06/03/31^	510,000	436,534
6.63%, 06/15/32	50,000	54,532
(Variable, U.S. SOFR + 1.18%), 2.52%, 11/03/32^	860,000	710,633
(Variable, U.S. SOFR + 1.94%), 3.79%, 03/17/33^	540,000	486,724
(Variable, U.S. SOFR + 2.09%), 4.91%, 05/24/33^	1,140,000	1,118,719
8.13%, 07/15/39	20,000	25,855
4.65%, 07/30/45	124,000	113,295
4.65%, 07/23/48	10,000	9,260
Citizens Bank NA
(Variable, U.S. SOFR + 2.00%), 4.58%, 08/09/28^	1,250,000	1,188,328
Clorox Co. (The)
1.80%, 05/15/30	15,000	12,539
CoBank ACB
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.49%), 6.45%, 10/01/27ρ Δ ^	600,000	583,500
Coca-Cola Co. (The)
2.50%, 06/01/40	20,000	15,184
2.60%, 06/01/50	130,000	90,316
Cogent Communications Group, Inc.
7.00%, 06/15/27 144A	600,000	603,561
Columbia Pipelines Operating Co. LLC
6.04%, 11/15/33 144A	1,630,000	1,710,616
6.54%, 11/15/53 144A	80,000	88,585
Comcast Corporation
3.95%, 10/15/25	425,000	419,497
4.15%, 10/15/28	990,000	977,914
3.40%, 04/01/30	700,000	656,380
4.25%, 10/15/30	520,000	513,510
7.05%, 03/15/33	50,000	58,458
5.65%, 06/15/35	420,000	451,565
6.50%, 11/15/35	7,000	7,993
3.90%, 03/01/38	30,000	26,917
3.25%, 11/01/39	400,000	325,541
	Par	Value
3.75%, 04/01/40	$ 265,000	$ 228,710
3.40%, 07/15/46	50,000	38,942
4.00%, 08/15/47	60,000	50,837
3.97%, 11/01/47	60,000	50,635
4.00%, 03/01/48	40,000	33,771
4.70%, 10/15/48Δ	100,000	96,005
4.00%, 11/01/49	40,000	33,559
3.45%, 02/01/50	100,000	77,163
2.80%, 01/15/51	160,000	107,259
2.89%, 11/01/51	40,000	27,217
2.94%, 11/01/56	135,000	89,335
4.95%, 10/15/58	40,000	39,419
CommonSpirit Health
4.35%, 11/01/42	40,000	34,750
6.46%, 11/01/52	1,005,000	1,182,828
Commonwealth Edison Co.
3.80%, 10/01/42	300,000	249,890
3.13%, 03/15/51	50,000	35,617
CommScope, Inc.
6.00%, 03/01/26 144A	130,000	115,986
4.75%, 09/01/29 144A Δ	10,000	6,723
Conagra Brands, Inc.
5.40%, 11/01/48	5,000	4,863
ConocoPhillips Co.
6.95%, 04/15/29	220,000	245,600
Consolidated Edison Co. of New York, Inc.
3.35%, 04/01/30	130,000	121,415
Constellation Energy Generation LLC
3.25%, 06/01/25	1,600,000	1,555,887
5.60%, 06/15/42	20,000	20,076
Continental Resources, Inc.
2.27%, 11/15/26 144A	180,000	165,763
4.38%, 01/15/28Δ	580,000	562,538
5.75%, 01/15/31 144A	210,000	208,923
4.90%, 06/01/44	170,000	138,146
Corebridge Financial, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.85%), 6.88%, 12/15/52Δ ^	200,000	199,746
CoStar Group, Inc.
2.80%, 07/15/30 144A	625,000	532,703
Costco Wholesale Corporation
1.38%, 06/20/27	530,000	481,612
1.60%, 04/20/30	550,000	472,162
Coterra Energy, Inc.
3.90%, 05/15/27	660,000	639,381
4.38%, 03/15/29	650,000	631,675
CRH America Finance, Inc.
3.40%, 05/09/27 144A Δ	2,100,000	2,012,113
3.95%, 04/04/28 144A	500,000	484,148
Crown Castle, Inc. REIT
1.05%, 07/15/26Δ	45,000	40,641
4.00%, 03/01/27	30,000	29,046
2.90%, 04/01/41	20,000	14,351
CSC Holdings LLC
3.38%, 02/15/31 144A	200,000	146,195

See Notes to Financial Statements.

	Par	Value
4.50%, 11/15/31 144A Δ	$1,120,000	$ 848,170
CSX Corporation
4.10%, 11/15/32Δ	500,000	487,318
3.80%, 04/15/50	300,000	246,427
CubeSmart LP REIT
2.25%, 12/15/28	75,000	66,232
2.50%, 02/15/32Δ	305,000	254,036
Cummins, Inc.
2.60%, 09/01/50Δ	30,000	20,018
CVS Health Corporation
3.88%, 07/20/25	113,000	111,103
3.63%, 04/01/27	80,000	77,607
4.30%, 03/25/28	334,000	328,931
3.75%, 04/01/30	1,090,000	1,026,256
1.88%, 02/28/31	70,000	57,736
2.13%, 09/15/31Δ	4,265,000	3,540,498
4.78%, 03/25/38	830,000	788,918
4.13%, 04/01/40	470,000	405,332
2.70%, 08/21/40	700,000	501,207
5.13%, 07/20/45	250,000	237,581
5.05%, 03/25/48	1,140,000	1,072,170
4.25%, 04/01/50	80,000	67,180
Darling Ingredients, Inc.
6.00%, 06/15/30 144A Δ	325,000	325,431
Deere & Co.
3.10%, 04/15/30	50,000	46,469
3.75%, 04/15/50Δ	480,000	421,951
Dell International LLC
5.85%, 07/15/25	18,000	18,177
5.30%, 10/01/29	125,000	128,931
8.10%, 07/15/36Δ	10,000	12,340
8.35%, 07/15/46	34,000	44,894
Delta Air Lines, Inc.
4.50%, 10/20/25 144A	386,918	381,272
4.75%, 10/20/28 144A	860,000	846,538
Devon Energy Corporation
5.85%, 12/15/25	210,000	212,473
5.25%, 10/15/27	38,000	38,246
4.50%, 01/15/30Δ	32,000	30,791
5.60%, 07/15/41Δ	487,000	472,107
4.75%, 05/15/42Δ	710,000	623,577
5.00%, 06/15/45Δ	750,000	665,866
DH Europe Finance II S.a.r.l.
2.60%, 11/15/29	225,000	204,031
Diamondback Energy, Inc.
3.50%, 12/01/29	310,000	288,449
6.25%, 03/15/33	15,000	16,054
4.40%, 03/24/51	280,000	233,091
4.25%, 03/15/52	10,000	8,121
Discover Financial Services
3.75%, 03/04/25	450,000	440,067
6.70%, 11/29/32Δ	25,000	26,246
Discovery Communications LLC
3.63%, 05/15/30Δ	1,800,000	1,634,725
5.20%, 09/20/47	46,000	39,823
DISH DBS Corporation
5.88%, 11/15/24Δ	170,000	159,553
7.75%, 07/01/26	150,000	104,631
	Par	Value
5.25%, 12/01/26 144A	$ 120,000	$ 103,035
5.75%, 12/01/28 144A	20,000	15,990
5.13%, 06/01/29	140,000	72,299
Dollar Tree, Inc.
4.00%, 05/15/25Δ	325,000	319,379
Dominion Energy, Inc.
3.07%, 08/15/24 STEP	675,000	664,082
3.38%, 04/01/30	225,000	207,578
2.25%, 08/15/31	2,300,000	1,909,103
Dow Chemical Co. (The)
6.30%, 03/15/33	30,000	33,135
6.90%, 05/15/53	5,000	6,044
Duke Energy Corporation
3.75%, 04/15/24	10,000	9,947
2.45%, 06/01/30Δ	1,800,000	1,572,770
Duke Energy Florida LLC
2.50%, 12/01/29	1,600,000	1,429,786
5.88%, 11/15/33	2,000,000	2,161,747
Duke Energy Ohio, Inc.
3.65%, 02/01/29	380,000	366,608
Duke Energy Progress LLC
3.40%, 04/01/32	2,300,000	2,084,966
DuPont de Nemours, Inc.
4.49%, 11/15/25	350,000	347,709
4.73%, 11/15/28Δ	350,000	355,813
East Ohio Gas Co. (The)
2.00%, 06/15/30 144A	125,000	104,131
Eaton Corporation
4.15%, 11/02/42	200,000	184,296
eBay, Inc.
2.70%, 03/11/30Δ	10,000	8,912
Ecolab, Inc.
2.75%, 08/18/55	68,000	46,074
Elevance Health, Inc.
3.35%, 12/01/24	10,000	9,815
3.65%, 12/01/27	190,000	184,161
4.10%, 05/15/32	640,000	612,644
4.55%, 05/15/52	30,000	27,524
6.10%, 10/15/52	25,000	28,383
Emera U.S. Finance LP
4.75%, 06/15/46	20,000	16,567
Enbridge Energy Partners LP
7.50%, 04/15/38	15,000	17,534
Enel Finance America LLC
2.88%, 07/12/41 144A	2,300,000	1,572,811
Energy Transfer LP
(Variable, ICE LIBOR USD 3M + 4.03%), 9.67%, 01/18/24† ρ Δ	60,000	57,694
4.25%, 04/01/24	100,000	99,635
4.50%, 04/15/24	230,000	229,182
5.95%, 12/01/25	300,000	303,395
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.69%), 6.50%, 11/15/26ρ ^	60,000	57,167
4.40%, 03/15/27	20,000	19,580
5.63%, 05/01/27 144A Δ	200,000	199,450
5.50%, 06/01/27	675,000	684,202
4.95%, 05/15/28	900,000	897,266
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.95%, 06/15/28	$ 110,000	$ 109,785
5.25%, 04/15/29	1,830,000	1,847,157
3.75%, 05/15/30	1,290,000	1,200,588
5.75%, 02/15/33	1,300,000	1,342,897
6.50%, 02/01/42	10,000	10,612
5.30%, 04/01/44	20,000	18,503
6.13%, 12/15/45	5,000	5,061
5.30%, 04/15/47	125,000	115,266
5.40%, 10/01/47	50,000	46,878
6.00%, 06/15/48	70,000	70,916
6.25%, 04/15/49	80,000	83,110
5.00%, 05/15/50	120,000	107,704
EnLink Midstream LLC
5.38%, 06/01/29	100,000	97,976
Entegris Escrow Corporation
5.95%, 06/15/30 144A Δ	650,000	646,210
Entergy Louisiana LLC
5.40%, 11/01/24Δ	1,200,000	1,199,871
4.75%, 09/15/52	25,000	23,111
Enterprise Products Operating LLC
4.15%, 10/16/28	480,000	474,937
3.13%, 07/31/29	100,000	93,687
2.80%, 01/31/30	420,000	380,533
6.65%, 10/15/34	160,000	183,739
7.55%, 04/15/38	50,000	61,446
5.70%, 02/15/42	60,000	63,526
4.85%, 03/15/44	780,000	753,409
4.80%, 02/01/49Δ	30,000	28,501
4.20%, 01/31/50	680,000	592,901
3.70%, 01/31/51	80,000	63,983
3.95%, 01/31/60Δ	20,000	16,313
(Variable, CME Term SOFR 3M + 2.83%), 5.38%, 02/15/78Δ ^	330,000	296,584
EOG Resources, Inc.
4.38%, 04/15/30Δ	90,000	89,826
3.90%, 04/01/35	260,000	240,142
4.95%, 04/15/50Δ	370,000	365,472
EPR Properties REIT
4.75%, 12/15/26	1,245,000	1,192,505
3.60%, 11/15/31	2,300,000	1,913,020
EQM Midstream Partners LP
4.13%, 12/01/26Δ	1,800,000	1,740,529
5.50%, 07/15/28	20,000	19,826
EQT Corporation
6.13%, 02/01/25	12,000	12,061
3.13%, 05/15/26 144A	10,000	9,496
3.90%, 10/01/27	1,550,000	1,485,295
5.00%, 01/15/29	100,000	99,137
7.00%, 02/01/30	45,000	48,349
3.63%, 05/15/31 144A Δ	70,000	62,603
Equifax, Inc.
5.10%, 12/15/27Δ	1,800,000	1,819,333
Equinix, Inc. REIT
2.63%, 11/18/24	1,700,000	1,656,492
1.45%, 05/15/26	70,000	64,728
2.90%, 11/18/26Δ	5,000	4,757
1.55%, 03/15/28	2,200,000	1,934,087
	Par	Value
Equitable Holdings, Inc.
4.35%, 04/20/28	$2,600,000	$2,516,650
Exelon Corporation
4.05%, 04/15/30	325,000	311,061
5.63%, 06/15/35	285,000	294,528
4.70%, 04/15/50	25,000	22,610
Expedia Group, Inc.
6.25%, 05/01/25 144A	2,054,000	2,075,252
4.63%, 08/01/27	303,000	301,902
3.80%, 02/15/28	300,000	289,740
3.25%, 02/15/30Δ	225,000	206,697
2.95%, 03/15/31	635,000	560,103
Extra Space Storage LP REIT
3.88%, 12/15/27Δ	900,000	860,691
Exxon Mobil Corporation
3.04%, 03/01/26	15,000	14,584
3.48%, 03/19/30	540,000	513,768
4.11%, 03/01/46	230,000	206,118
4.33%, 03/19/50Δ	190,000	173,790
3.45%, 04/15/51	20,000	15,784
F&G Global Funding
5.15%, 07/07/25 144A	1,200,000	1,183,389
Federal Realty OP LP REIT
3.50%, 06/01/30	1,900,000	1,732,130
FedEx Corporation
4.55%, 04/01/46	5,000	4,502
4.05%, 02/15/48Δ	380,000	318,375
Fidelity National Information Services, Inc.
1.15%, 03/01/26	2,200,000	2,034,354
Fifth Third Bancorp
2.38%, 01/28/25	375,000	362,900
(Variable, U.S. SOFR Index + 2.19%), 6.36%, 10/27/28^	20,000	20,774
(Variable, U.S. SOFR Index + 2.13%), 4.77%, 07/28/30Δ ^	1,200,000	1,174,496
First American Financial Corporation
4.00%, 05/15/30	450,000	405,896
First-Citizens Bank & Trust Co.
(Variable, CME Term SOFR 3M + 1.72%), 2.97%, 09/27/25^	550,000	537,072
Fiserv, Inc.
3.20%, 07/01/26	70,000	67,438
4.20%, 10/01/28Δ	375,000	367,175
2.65%, 06/01/30Δ	120,000	105,739
5.60%, 03/02/33	52,000	54,331
Florida Power & Light Co.
3.80%, 12/15/42	425,000	368,017
Ford Motor Co.
3.25%, 02/12/32Δ	780,000	649,773
6.10%, 08/19/32Δ	380,000	383,957
Ford Motor Credit Co. LLC
6.95%, 03/06/26	2,500,000	2,563,234
4.95%, 05/28/27	580,000	566,694
2.90%, 02/16/28	380,000	341,772
2.90%, 02/10/29	200,000	175,489
5.11%, 05/03/29Δ	220,000	214,363

See Notes to Financial Statements.

	Par	Value
7.35%, 03/06/30	$ 300,000	$ 323,041
4.00%, 11/13/30	1,220,000	1,097,662
Fort Moore Family Communities LLC
6.09%, 01/15/51 144A	1,150,842	1,097,284
Fortune Brands Innovations, Inc.
4.00%, 03/25/32Δ	1,250,000	1,168,994
Foundry JV Holdco LLC
5.88%, 01/25/34 144A	200,000	206,055
Fox Corporation
4.03%, 01/25/24	300,000	299,645
4.71%, 01/25/29	250,000	248,894
3.50%, 04/08/30	125,000	115,538
6.50%, 10/13/33	970,000	1,052,356
5.48%, 01/25/39	145,000	141,512
Freeport-McMoRan, Inc.
4.55%, 11/14/24Δ	10,000	9,900
5.45%, 03/15/43	582,000	567,061
GA Global Funding Trust
2.90%, 01/06/32 144A	1,450,000	1,189,881
Garden Spinco Corporation
8.63%, 07/20/30 144A	600,000	642,798
GATX Corporation
6.90%, 05/01/34Δ	1,550,000	1,710,998
GE HealthCare Technologies, Inc.
6.38%, 11/22/52Δ	320,000	373,675
General Dynamics Corporation
4.25%, 04/01/40	30,000	28,090
4.25%, 04/01/50Δ	160,000	149,144
General Electric Co.
4.35%, 05/01/50	20,000	18,124
General Motors Co.
4.00%, 04/01/25	200,000	196,666
6.13%, 10/01/25	190,000	192,649
5.60%, 10/15/32Δ	100,000	102,507
6.60%, 04/01/36	20,000	21,483
5.15%, 04/01/38	170,000	161,528
5.95%, 04/01/49Δ	214,000	210,718
General Motors Financial Co., Inc.
4.30%, 07/13/25	300,000	295,022
4.35%, 01/17/27Δ	380,000	372,881
4.30%, 04/06/29	400,000	385,975
2.70%, 06/10/31	1,511,000	1,269,994
Gilead Sciences, Inc.
3.70%, 04/01/24	60,000	59,722
3.65%, 03/01/26	40,000	39,161
4.00%, 09/01/36	45,000	41,538
4.50%, 02/01/45	275,000	255,466
4.75%, 03/01/46	20,000	19,144
Glencore Funding LLC
4.13%, 03/12/24 144A	925,000	921,739
4.63%, 04/29/24 144A	658,000	655,311
4.00%, 03/27/27 144A Δ	480,000	466,774
3.88%, 10/27/27 144A	210,000	203,113
2.63%, 09/23/31 144A	575,000	489,095
Global Payments, Inc.
2.65%, 02/15/25	400,000	387,858
1.20%, 03/01/26	55,000	50,570
	Par	Value
5.30%, 08/15/29	$ 550,000	$ 554,577
2.90%, 05/15/30	1,600,000	1,410,307
5.95%, 08/15/52	15,000	15,367
Goldman Sachs Capital II
(Variable, CME Term SOFR 3M + 1.03%), 6.41%, 02/02/24† ρ	3,000	2,512
Goldman Sachs Group, Inc. (The)
3.85%, 07/08/24	10,000	9,912
3.50%, 04/01/25	20,000	19,565
4.25%, 10/21/25	400,000	392,909
3.50%, 11/16/26	700,000	674,614
(Floating, CME Term SOFR 3M + 2.01%), 7.40%, 10/28/27†	1,800,000	1,833,865
(Variable, U.S. SOFR + 1.85%), 3.62%, 03/15/28^	120,000	115,204
(Variable, CME Term SOFR 3M + 1.42%), 3.81%, 04/23/29^	390,000	370,742
(Variable, CME Term SOFR 3M + 1.56%), 4.22%, 05/01/29^	1,350,000	1,308,184
(Variable, U.S. SOFR + 1.26%), 2.65%, 10/21/32^	2,070,000	1,728,500
6.25%, 02/01/41	410,000	458,396
(Variable, U.S. SOFR + 1.51%), 3.21%, 04/22/42^	60,000	46,135
(Variable, U.S. SOFR + 1.47%), 2.91%, 07/21/42^	150,000	109,907
5.15%, 05/22/45	20,000	19,421
4.75%, 10/21/45Δ	90,000	85,680
Goodman U.S. Finance Five LLC REIT
4.63%, 05/04/32 144A	2,000,000	1,867,141
Goodman U.S. Finance Three LLC REIT
3.70%, 03/15/28 144A	1,000,000	932,447
Great-West Lifeco Finance 2018 LP
4.05%, 05/17/28 144A	89,000	86,734
GTCR W-2 Merger Sub LLC
7.50%, 01/15/31 144A	500,000	528,686
Guardian Life Global Funding
1.10%, 06/23/25 144A	100,000	94,439
H&E Equipment Services, Inc.
3.88%, 12/15/28 144A	375,000	341,070
Halliburton Co.
6.70%, 09/15/38	10,000	11,745
5.00%, 11/15/45Δ	60,000	58,485
Hasbro, Inc.
3.55%, 11/19/26	10,000	9,496
3.90%, 11/19/29Δ	10,000	9,322
HCA, Inc.
5.25%, 04/15/25	120,000	119,957
5.25%, 06/15/26	10,000	10,043
5.38%, 09/01/26	1,600,000	1,608,929
3.13%, 03/15/27Δ	2,100,000	1,992,646
5.88%, 02/01/29	5,000	5,169
3.50%, 09/01/30	400,000	363,044
3.63%, 03/15/32	700,000	627,017
5.50%, 06/15/47	75,000	72,471
5.25%, 06/15/49	10,000	9,343
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Healthcare Realty Holdings LP REIT
3.10%, 02/15/30	$1,500,000	$1,315,255
2.05%, 03/15/31	175,000	136,009
Hess Corporation
5.80%, 04/01/47Δ	15,000	16,252
Hewlett Packard Enterprise Co.
6.35%, 10/15/45	45,000	48,777
Hillenbrand, Inc.
3.75%, 03/01/31Δ	350,000	302,540
Home Depot, Inc. (The)
2.50%, 04/15/27	90,000	84,886
3.90%, 12/06/28	270,000	266,123
2.70%, 04/15/30	170,000	154,979
3.25%, 04/15/32Δ	625,000	578,518
3.30%, 04/15/40	450,000	373,217
5.95%, 04/01/41	10,000	11,227
4.50%, 12/06/48	35,000	33,198
3.35%, 04/15/50	250,000	195,338
Hormel Foods Corporation
1.80%, 06/11/30	55,000	46,879
Host Hotels & Resorts LP REIT
3.38%, 12/15/29	25,000	22,519
2.90%, 12/15/31	267,000	224,789
HP, Inc.
4.00%, 04/15/29	105,000	102,054
Humana, Inc.
4.50%, 04/01/25	40,000	39,696
3.95%, 03/15/27	150,000	146,802
3.70%, 03/23/29	35,000	33,678
2.15%, 02/03/32	90,000	74,219
4.63%, 12/01/42	60,000	55,093
4.95%, 10/01/44	70,000	66,596
4.80%, 03/15/47	10,000	9,372
5.50%, 03/15/53Δ	191,000	198,719
Huntington Bancshares, Inc.
4.00%, 05/15/25Δ	550,000	539,972
Huntsman International LLC
4.50%, 05/01/29	325,000	313,556
2.95%, 06/15/31	250,000	211,869
Hyatt Hotels Corporation
1.80%, 10/01/24	2,875,000	2,790,597
5.38%, 04/23/25	1,250,000	1,252,615
Hyundai Capital America
1.00%, 09/17/24 144A	1,150,000	1,113,570
1.65%, 09/17/26 144A	2,300,000	2,092,253
5.70%, 06/26/30 144A Δ	525,000	538,641
Intel Corporation
1.60%, 08/12/28	460,000	407,628
5.13%, 02/10/30Δ	220,000	228,585
5.20%, 02/10/33Δ	825,000	863,161
4.60%, 03/25/40	10,000	9,768
3.73%, 12/08/47	76,000	62,020
3.25%, 11/15/49	5,000	3,737
4.75%, 03/25/50Δ	10,000	9,493
3.05%, 08/12/51Δ	120,000	85,023
Intercontinental Exchange, Inc.
4.60%, 03/15/33Δ	20,000	19,951
	Par	Value
3.00%, 06/15/50	$1,500,000	$1,080,824
International Flavors & Fragrances, Inc.
1.23%, 10/01/25 144A	280,000	259,411
1.83%, 10/15/27 144A	650,000	570,685
4.38%, 06/01/47	1,000,000	773,038
Invitation Homes Operating Partnership LP REIT
2.30%, 11/15/28	375,000	333,094
IPALCO Enterprises, Inc.
4.25%, 05/01/30	2,450,000	2,270,526
ITC Holdings Corporation
2.95%, 05/14/30 144A	1,900,000	1,674,436
J M Smucker Co. (The)
6.20%, 11/15/33	2,135,000	2,334,651
4.25%, 03/15/35	5,000	4,661
Jackson Financial, Inc.
3.13%, 11/23/31	599,800	505,336
JBS U.S.A. LUX SA
5.13%, 02/01/28	1,200,000	1,193,988
Jefferies Finance LLC
5.00%, 08/15/28 144A	650,000	583,142
Jefferies Financial Group, Inc.
2.63%, 10/15/31	35,000	29,066
JPMorgan Chase & Co.
(Variable, U.S. SOFR + 1.16%), 2.30%, 10/15/25^	650,000	633,563
(Variable, U.S. SOFR + 1.85%), 2.08%, 04/22/26^	210,000	201,251
2.95%, 10/01/26	700,000	667,381
(Variable, CME Term SOFR 3M + 1.51%), 3.96%, 01/29/27^	875,000	855,424
4.25%, 10/01/27	320,000	316,970
3.63%, 12/01/27	900,000	865,329
(Variable, CME Term SOFR 3M + 1.60%), 3.78%, 02/01/28^	1,134,000	1,096,815
(Variable, U.S. SOFR + 1.17%), 2.95%, 02/24/28^	65,000	61,221
(Variable, U.S. SOFR + 1.89%), 2.18%, 06/01/28^	70,000	64,097
(Variable, CME Term SOFR 3M + 1.21%), 3.51%, 01/23/29^	1,720,000	1,632,648
(Variable, CME Term SOFR 3M + 1.52%), 4.20%, 07/23/29^	380,000	369,868
(Variable, U.S. SOFR + 1.45%), 5.30%, 07/24/29Δ ^	2,000,000	2,032,463
(Variable, U.S. SOFR + 1.75%), 4.57%, 06/14/30^	1,200,000	1,176,369
(Variable, CME Term SOFR 3M + 3.79%), 4.49%, 03/24/31^	75,000	73,294
(Variable, U.S. SOFR + 2.04%), 2.52%, 04/22/31^	550,000	476,556
(Variable, CME Term SOFR 3M + 2.52%), 2.96%, 05/13/31^	200,000	176,123
(Variable, CME Term SOFR 3M + 1.25%), 2.58%, 04/22/32^	750,000	635,932
(Variable, U.S. SOFR + 1.18%), 2.55%, 11/08/32^	590,000	493,619
(Variable, U.S. SOFR + 2.58%), 5.72%, 09/14/33Δ ^	600,000	621,673

See Notes to Financial Statements.

	Par	Value
4.95%, 06/01/45	$ 140,000	$ 134,379
(Variable, U.S. SOFR + 1.58%), 3.33%, 04/22/52^	45,000	33,826
Kennedy-Wilson, Inc.
4.75%, 03/01/29	100,000	83,600
Kilroy Realty LP REIT
4.75%, 12/15/28Δ	1,678,000	1,596,364
Kimberly-Clark Corporation
3.20%, 04/25/29	10,000	9,484
2.88%, 02/07/50Δ	5,000	3,621
Kinder Morgan Energy Partners LP
4.25%, 09/01/24	100,000	99,110
5.80%, 03/15/35	150,000	153,556
Kinder Morgan, Inc.
4.30%, 03/01/28	50,000	49,396
5.20%, 06/01/33Δ	250,000	249,097
5.45%, 08/01/52	28,000	26,938
Kinetik Holdings LP
6.63%, 12/15/28 144A	1,650,000	1,682,295
KKR Group Finance Co. II LLC
5.50%, 02/01/43 144A	30,000	28,881
Kraft Heinz Foods Co.
6.88%, 01/26/39	30,000	34,718
Kroger Co. (The)
3.50%, 02/01/26Δ	10,000	9,749
Kyndryl Holdings, Inc.
4.10%, 10/15/41	10,000	7,550
L3Harris Technologies, Inc.
5.05%, 04/27/45	160,000	158,614
Laboratory Corporation of America Holdings
1.55%, 06/01/26Δ	20,000	18,493
LBJ Infrastructure Group LLC
3.80%, 12/31/57 144A	1,000,000	689,979
Leidos, Inc.
5.75%, 03/15/33	400,000	418,280
Lincoln National Corporation
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.32%), 9.25%, 12/01/27ρ ^	11,000	12,040
LKQ Corporation
6.25%, 06/15/33	250,000	261,133
Lockheed Martin Corporation
3.90%, 06/15/32Δ	160,000	154,609
5.25%, 01/15/33Δ	675,000	717,633
4.50%, 05/15/36	50,000	49,646
4.15%, 06/15/53	510,000	458,697
Louisville Gas and Electric Co.
4.25%, 04/01/49	25,000	21,360
Lowe's Cos., Inc.
1.70%, 09/15/28	900,000	796,212
4.50%, 04/15/30	110,000	109,604
1.70%, 10/15/30Δ	675,000	561,927
3.00%, 10/15/50	150,000	102,560
4.25%, 04/01/52	475,000	404,134
M&T Bank Corporation
(Variable, U.S. SOFR + 1.85%), 5.05%, 01/27/34^	710,000	674,269
	Par	Value
Maple Grove Funding Trust I
4.16%, 08/15/51 144A	$ 495,000	$ 350,155
Marathon Petroleum Corporation
3.80%, 04/01/28	125,000	119,625
6.50%, 03/01/41	5,000	5,394
Markel Group, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.66%), 6.00%, 06/01/25ρ ^	500,000	495,224
Marriott International, Inc.
4.00%, 04/15/28	40,000	38,788
4.90%, 04/15/29	325,000	327,639
4.63%, 06/15/30Δ	600,000	589,979
Mars, Inc.
2.70%, 04/01/25 144A	200,000	194,802
3.20%, 04/01/30 144A	475,000	439,561
2.38%, 07/16/40 144A	150,000	108,062
Marsh & McLennan Cos., Inc.
3.75%, 03/14/26	350,000	343,828
4.38%, 03/15/29	500,000	498,691
Martin Marietta Materials, Inc.
3.20%, 07/15/51	325,000	243,420
Masco Corporation
1.50%, 02/15/28	2,200,000	1,928,414
Mastercard, Inc.
3.30%, 03/26/27	40,000	38,844
3.85%, 03/26/50	310,000	272,032
McDonald’s Corporation
1.45%, 09/01/25Δ	40,000	37,882
3.70%, 01/30/26	130,000	127,862
3.50%, 03/01/27Δ	600,000	584,774
3.50%, 07/01/27Δ	330,000	320,979
3.80%, 04/01/28	90,000	87,914
3.60%, 07/01/30Δ	160,000	152,078
6.30%, 03/01/38	35,000	39,987
3.63%, 09/01/49	130,000	104,770
4.20%, 04/01/50	480,000	425,367
Medtronic, Inc.
4.63%, 03/15/45	36,000	35,148
Meta Platforms, Inc.
3.85%, 08/15/32	3,000	2,859
5.75%, 05/15/63	790,000	869,344
MetLife Capital Trust IV
7.88%, 12/15/37 144A Δ	300,000	322,973
MetLife, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.58%), 3.85%, 09/15/25ρ ^	1,000,000	949,120
6.40%, 12/15/36	50,000	51,707
4.60%, 05/13/46	5,000	4,767
5.00%, 07/15/52Δ	15,000	14,973
Metropolitan Life Global Funding I
3.45%, 12/18/26 144A Δ	2,000,000	1,928,509
Micron Technology, Inc.
4.19%, 02/15/27	5,000	4,910
6.75%, 11/01/29	35,000	37,891
5.88%, 02/09/33	130,000	135,448
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Microsoft Corporation
2.88%, 02/06/24	$ 80,000	$ 79,807
3.45%, 08/08/36	515,000	475,451
2.53%, 06/01/50	18,000	12,367
3.04%, 03/17/62	108,000	78,456
MidAmerican Energy Co.
3.65%, 04/15/29	350,000	335,115
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	21,000	21,076
Mondelez International, Inc.
1.50%, 05/04/25	370,000	353,100
Morgan Stanley
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	725,000	713,174
(Variable, U.S. SOFR + 1.99%), 2.19%, 04/28/26^	560,000	538,285
(Variable, U.S. SOFR + 0.72%), 0.99%, 12/10/26^	40,000	36,835
3.63%, 01/20/27	800,000	776,539
(Variable, U.S. SOFR + 1.30%), 5.05%, 01/28/27Δ ^	826,000	827,317
3.95%, 04/23/27	398,000	386,799
(Variable, U.S. SOFR + 0.88%), 1.59%, 05/04/27^	65,000	59,941
(Variable, U.S. SOFR + 0.86%), 1.51%, 07/20/27^	70,000	63,995
(Variable, U.S. SOFR + 1.00%), 2.48%, 01/21/28^	30,000	27,884
(Variable, CME Term SOFR 3M + 1.40%), 3.77%, 01/24/29^	220,000	210,096
(Variable, U.S. SOFR + 1.59%), 5.16%, 04/20/29^	2,130,000	2,145,222
(Variable, CME Term SOFR 3M + 1.89%), 4.43%, 01/23/30^	385,000	375,664
(Variable, U.S. SOFR + 1.14%), 2.70%, 01/22/31^	1,795,000	1,571,676
(Variable, U.S. SOFR + 3.12%), 3.62%, 04/01/31^	1,000,000	922,288
(Variable, U.S. SOFR + 1.03%), 1.79%, 02/13/32^	725,000	580,192
(Variable, U.S. SOFR + 1.20%), 2.51%, 10/20/32^	340,000	282,316
(Variable, U.S. SOFR + 2.08%), 4.89%, 07/20/33^	1,200,000	1,172,838
(Variable, U.S. SOFR + 1.36%), 2.48%, 09/16/36^	1,120,000	890,400
Mosaic Co. (The)
5.45%, 11/15/33Δ	30,000	30,717
Motorola Solutions, Inc.
2.30%, 11/15/30	20,000	16,925
2.75%, 05/24/31	10,000	8,567
MPLX LP
4.88%, 12/01/24	10,000	9,948
4.88%, 06/01/25	100,000	99,466
4.00%, 03/15/28	50,000	48,297
4.80%, 02/15/29	745,000	741,077
4.50%, 04/15/38	570,000	509,616
4.70%, 04/15/48	40,000	34,651
5.50%, 02/15/49	400,000	389,030
MPT Operating Partnership LP REIT
4.63%, 08/01/29Δ	435,000	313,188
	Par	Value
MSCI, Inc.
3.88%, 02/15/31 144A	$1,380,000	$1,262,348
3.63%, 11/01/31 144A	250,000	220,323
Nature Conservancy (The)
0.94%, 07/01/26	25,000	22,586
1.30%, 07/01/28	25,000	21,328
Netflix, Inc.
6.38%, 05/15/29	895,000	973,956
New York Life Global Funding
0.95%, 06/24/25 144A	20,000	18,897
NextEra Energy Capital Holdings, Inc.
1.90%, 06/15/28	965,000	857,493
2.25%, 06/01/30	1,900,000	1,627,310
NFP Corporation
7.50%, 10/01/30 144A	600,000	638,600
Niagara Mohawk Power Corporation
4.28%, 12/15/28 144A	2,000,000	1,921,910
NIKE, Inc.
2.75%, 03/27/27	20,000	19,069
3.25%, 03/27/40	110,000	92,744
3.38%, 03/27/50	270,000	221,826
NiSource, Inc.
3.60%, 05/01/30	100,000	93,221
3.95%, 03/30/48	450,000	366,320
Nissan Motor Acceptance Co. LLC
2.75%, 03/09/28 144A	2,200,000	1,944,558
NNN REIT, Inc. REIT
3.90%, 06/15/24	255,000	252,459
3.60%, 12/15/26	250,000	239,531
Northern Trust Corporation
1.95%, 05/01/30Δ	60,000	51,655
Northrop Grumman Corporation
3.25%, 01/15/28	840,000	803,573
5.25%, 05/01/50	340,000	351,899
Northwestern Mutual Life Insurance Co. (The)
6.06%, 03/30/40 144A	300,000	321,116
3.85%, 09/30/47 144A	250,000	201,521
NOV, Inc.
3.95%, 12/01/42	15,000	11,639
NRG Energy, Inc.
3.75%, 06/15/24 144A	625,000	617,946
3.63%, 02/15/31 144A	850,000	731,377
NuStar Logistics LP
5.75%, 10/01/25	235,000	233,449
6.38%, 10/01/30Δ	700,000	702,233
NVIDIA Corporation
3.70%, 04/01/60	20,000	16,842
Occidental Petroleum Corporation
6.95%, 07/01/24	136,000	136,655
5.55%, 03/15/26Δ	360,000	362,828
3.20%, 08/15/26	260,000	245,940
6.63%, 09/01/30	190,000	202,299
7.88%, 09/15/31	675,000	768,727
6.45%, 09/15/36	205,000	217,730
4.63%, 06/15/45	270,000	213,847
6.60%, 03/15/46	220,000	238,499

See Notes to Financial Statements.

	Par	Value
4.40%, 04/15/46Δ	$ 650,000	$ 529,987
4.20%, 03/15/48Δ	80,000	63,035
Omega Healthcare Investors, Inc. REIT
3.63%, 10/01/29	1,630,000	1,440,445
ONEOK, Inc.
5.55%, 11/01/26	130,000	132,347
5.80%, 11/01/30	210,000	218,768
6.35%, 01/15/31	1,600,000	1,711,254
6.05%, 09/01/33	320,000	339,284
5.20%, 07/15/48	20,000	18,875
6.63%, 09/01/53	530,000	596,039
Oracle Corporation
1.65%, 03/25/26Δ	65,000	60,678
2.95%, 04/01/30	121,000	109,348
4.65%, 05/06/30	805,000	803,485
2.88%, 03/25/31	1,595,000	1,415,604
6.25%, 11/09/32Δ	1,125,000	1,226,172
4.90%, 02/06/33Δ	946,000	943,761
6.13%, 07/08/39	15,000	16,018
3.60%, 04/01/40	405,000	324,538
4.00%, 07/15/46	290,000	233,814
6.90%, 11/09/52	780,000	916,741
Otis Worldwide Corporation
2.06%, 04/05/25	130,000	125,085
2.57%, 02/15/30	25,000	22,309
Outfront Media Capital LLC
7.38%, 02/15/31 144A	800,000	841,741
Pacific Gas and Electric Co.
3.40%, 08/15/24	600,000	590,197
3.15%, 01/01/26	1,300,000	1,247,590
2.95%, 03/01/26	800,000	758,543
2.10%, 08/01/27	370,000	333,994
4.55%, 07/01/30	1,800,000	1,715,766
2.50%, 02/01/31	470,000	388,943
6.40%, 06/15/33	2,000,000	2,110,315
3.30%, 08/01/40	165,000	121,443
4.95%, 07/01/50	35,000	30,075
3.50%, 08/01/50	80,000	55,597
PacifiCorp
4.15%, 02/15/50	45,000	36,627
Paramount Global
5.90%, 10/15/40	187,000	170,060
4.85%, 07/01/42	79,000	63,626
5.25%, 04/01/44	101,000	81,327
4.90%, 08/15/44	291,000	230,137
4.60%, 01/15/45	43,000	32,860
Parsley Energy LLC
4.13%, 02/15/28 144A	30,000	28,975
PayPal Holdings, Inc.
2.65%, 10/01/26	50,000	47,540
2.85%, 10/01/29	50,000	45,825
2.30%, 06/01/30Δ	300,000	262,799
PepsiCo, Inc.
2.63%, 03/19/27	30,000	28,476
2.88%, 10/15/49	100,000	73,789
Permian Resources Operating LLC
7.00%, 01/15/32 144A	830,000	856,115
	Par	Value
Phillips 66
3.85%, 04/09/25	$ 100,000	$ 98,480
Physicians Realty LP REIT
3.95%, 01/15/28	2,400,000	2,290,657
Pioneer Natural Resources Co.
1.13%, 01/15/26	70,000	65,037
2.15%, 01/15/31Δ	290,000	246,918
PNC Financial Services Group, Inc. (The)
(Variable, U.S. SOFR + 1.32%), 5.81%, 06/12/26^	20,000	20,136
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.60%), 3.40%, 09/15/26ρ ^	1,000,000	803,281
(Variable, U.S. SOFR + 1.84%), 5.58%, 06/12/29^	490,000	500,601
(Variable, U.S. SOFR + 2.28%), 6.88%, 10/20/34^	800,000	890,117
Post Holdings, Inc.
5.50%, 12/15/29 144A	960,000	926,149
Principal Life Global Funding II
1.25%, 06/23/25 144A	90,000	85,234
Procter & Gamble Co. (The)
2.80%, 03/25/27	65,000	62,319
Progress Energy, Inc.
7.75%, 03/01/31	350,000	404,760
Progressive Corporation (The)
3.20%, 03/26/30	5,000	4,638
Prologis LP REIT
4.63%, 01/15/33	650,000	654,611
Prudential Financial, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.23%), 6.00%, 09/01/52Δ ^	600,000	598,611
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.85%), 6.75%, 03/01/53Δ ^	400,000	417,764
Public Service Co. of Colorado
4.50%, 06/01/52	35,000	30,840
Public Service Enterprise Group, Inc.
6.13%, 10/15/33	950,000	1,024,009
Public Storage Operating Co. REIT
0.88%, 02/15/26	65,000	60,184
1.85%, 05/01/28	10,000	8,999
0.50%, 09/09/30(E)	2,000,000	1,831,625
PulteGroup, Inc.
5.50%, 03/01/26	60,000	60,615
Qorvo, Inc.
4.38%, 10/15/29	45,000	42,744
QUALCOMM, Inc.
4.65%, 05/20/35Δ	55,000	56,455
Quest Diagnostics, Inc.
2.95%, 06/30/30	10,000	8,969
Range Resources Corporation
4.88%, 05/15/25	10,000	9,883
Realty Income Corporation REIT
4.13%, 10/15/26	65,000	63,848
3.95%, 08/15/27	150,000	146,060
3.25%, 01/15/31Δ	1,800,000	1,638,702
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Regency Centers LP REIT
2.95%, 09/15/29	$ 775,000	$ 696,496
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/30	1,500,000	1,235,971
Reinsurance Group of America, Inc.
3.90%, 05/15/29	25,000	23,832
Republic Services, Inc.
4.88%, 04/01/29	350,000	357,091
Retail Opportunity Investments Partnership LP REIT
6.75%, 10/15/28Δ	875,000	921,004
Revvity, Inc.
3.30%, 09/15/29	15,000	13,635
Roche Holdings, Inc.
2.61%, 12/13/51 144A	550,000	372,769
Rocket Mortgage LLC
4.00%, 10/15/33 144A	850,000	723,646
Roper Technologies, Inc.
4.20%, 09/15/28	500,000	492,235
RTX Corporation
3.15%, 12/15/24	120,000	117,629
3.95%, 08/16/25	380,000	374,687
3.50%, 03/15/27Δ	585,000	564,339
4.13%, 11/16/28	795,000	777,748
2.25%, 07/01/30	270,000	233,651
6.00%, 03/15/31	230,000	245,428
6.10%, 03/15/34	1,700,000	1,849,411
4.50%, 06/01/42	510,000	465,255
3.03%, 03/15/52	90,000	62,438
Rush Obligated Group
3.92%, 11/15/29	400,000	380,729
Sabine Pass Liquefaction LLC
5.63%, 03/01/25	450,000	451,208
5.00%, 03/15/27	425,000	427,190
4.20%, 03/15/28Δ	300,000	294,196
Sabra Health Care LP REIT
3.90%, 10/15/29	1,500,000	1,352,789
Safehold GL Holdings LLC REIT
2.85%, 01/15/32	750,000	610,907
Santander Holdings U.S.A., Inc.
4.50%, 07/17/25	60,000	59,389
3.24%, 10/05/26	1,100,000	1,037,031
(Variable, U.S. SOFR + 1.25%), 2.49%, 01/06/28^	45,000	41,289
SBA Tower Trust REIT
2.84%, 01/15/25 144A	2,200,000	2,125,323
2.33%, 01/15/28 144A	2,300,000	2,035,273
Schlumberger Holdings Corporation
3.90%, 05/17/28 144A	252,000	245,117
Sempra
3.40%, 02/01/28	275,000	262,576
ServiceNow, Inc.
1.40%, 09/01/30Δ	675,000	556,359
Sherwin-Williams Co. (The)
3.13%, 06/01/24	700,000	692,730
2.95%, 08/15/29Δ	475,000	437,944
Skyworks Solutions, Inc.
1.80%, 06/01/26	2,200,000	2,042,358
	Par	Value
Smithfield Foods, Inc.
5.20%, 04/01/29 144A	$ 650,000	$ 623,681
Sodexo, Inc.
2.72%, 04/16/31 144A	2,000,000	1,703,398
Sotheby's
5.88%, 06/01/29 144A	325,000	284,193
Southern California Edison Co.
3.70%, 08/01/25Δ	2,800,000	2,744,393
4.20%, 03/01/29	400,000	393,023
4.88%, 03/01/49	30,000	27,758
Southern California Gas Co.
2.95%, 04/15/27	2,100,000	1,993,872
Southern Co. (The)
4.40%, 07/01/46	10,000	8,857
Southern Co. Gas Capital Corporation
3.25%, 06/15/26	300,000	288,941
Southern Copper Corporation
5.25%, 11/08/42	2,110,000	2,046,764
Southern Natural Gas Co. LLC
8.00%, 03/01/32	400,000	469,498
Southern Power Co.
0.90%, 01/15/26	2,200,000	2,028,539
4.95%, 12/15/46	30,000	27,132
Southwestern Electric Power Co.
2.75%, 10/01/26	65,000	61,200
Southwestern Energy Co.
5.38%, 02/01/29	10,000	9,769
5.38%, 03/15/30	70,000	68,493
4.75%, 02/01/32	120,000	111,186
Spirit Realty LP REIT
4.45%, 09/15/26	1,200,000	1,177,997
4.00%, 07/15/29	750,000	713,199
Sprint Capital Corporation
6.88%, 11/15/28	1,500,000	1,625,313
8.75%, 03/15/32	60,000	74,143
Standard Industries, Inc.
5.00%, 02/15/27 144A	200,000	195,119
Stanley Black & Decker, Inc.
2.30%, 03/15/30	30,000	25,573
Starbucks Corporation
4.00%, 11/15/28Δ	475,000	468,719
2.55%, 11/15/30	1,900,000	1,684,129
State Street Corporation
(Variable, U.S. SOFR + 0.73%), 2.20%, 02/07/28^	15,000	13,947
(Variable, U.S. SOFR + 1.72%), 5.82%, 11/04/28Δ ^	60,000	62,315
(Variable, U.S. SOFR + 1.48%), 5.68%, 11/21/29^	5,000	5,176
(Variable, U.S. SOFR + 2.65%), 3.15%, 03/30/31^	240,000	216,036
Steel Dynamics, Inc.
2.40%, 06/15/25Δ	140,000	134,242
1.65%, 10/15/27	275,000	245,148
Stifel Financial Corporation
4.00%, 05/15/30Δ	1,900,000	1,728,817
Sunoco LP
7.00%, 09/15/28 144A	810,000	836,016

See Notes to Financial Statements.

	Par	Value
Sutter Health
2.29%, 08/15/30	$ 215,000	$ 184,652
Synchrony Financial
2.88%, 10/28/31	25,000	20,089
Sysco Corporation
6.60%, 04/01/40	645,000	725,924
Tallgrass Energy Partners LP
6.00%, 12/31/30 144A	10,000	9,312
Tapestry, Inc.
3.05%, 03/15/32	10,000	8,146
Targa Resources Corporation
4.20%, 02/01/33	790,000	728,770
Targa Resources Partners LP
6.50%, 07/15/27	355,000	359,908
5.00%, 01/15/28	70,000	69,258
6.88%, 01/15/29	1,180,000	1,219,719
5.50%, 03/01/30	320,000	320,326
4.88%, 02/01/31	295,000	286,612
4.00%, 01/15/32	30,000	27,480
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	46,000	53,322
4.90%, 09/15/44 144A	150,000	142,350
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/30 144A	1,440,000	1,270,167
Texas Instruments, Inc.
1.75%, 05/04/30	120,000	103,743
Textron, Inc.
2.45%, 03/15/31Δ	1,700,000	1,452,339
Time Warner Cable Enterprises LLC
8.38%, 07/15/33	390,000	452,353
Time Warner Cable LLC
6.55%, 05/01/37	105,000	103,802
7.30%, 07/01/38	780,000	807,210
6.75%, 06/15/39	5,000	4,981
5.88%, 11/15/40	430,000	391,031
T-Mobile U.S.A., Inc.
3.50%, 04/15/25	748,000	732,749
2.25%, 02/15/26	10,000	9,482
3.75%, 04/15/27	50,000	48,564
3.38%, 04/15/29	1,370,000	1,274,388
3.88%, 04/15/30	2,176,000	2,065,812
2.55%, 02/15/31Δ	1,570,000	1,354,610
3.50%, 04/15/31	450,000	411,629
2.70%, 03/15/32	610,000	520,970
5.20%, 01/15/33	4,475,000	4,595,486
3.00%, 02/15/41	380,000	285,673
3.40%, 10/15/52	30,000	21,972
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	910,000	953,835
3.25%, 05/15/30	870,000	790,132
TransDigm, Inc.
7.50%, 03/15/27	300,000	301,460
4.63%, 01/15/29	130,000	122,135
6.88%, 12/15/30 144A	1,010,000	1,040,962
Trimble, Inc.
6.10%, 03/15/33	650,000	695,577
	Par	Value
TriNet Group, Inc.
7.13%, 08/15/31 144A	$ 725,000	$ 747,433
Trinity Industries, Inc.
7.75%, 07/15/28 144A	750,000	775,280
Tronox, Inc.
4.63%, 03/15/29 144A Δ	1,225,000	1,085,485
Truist Bank
4.05%, 11/03/25	600,000	590,354
Truist Financial Corporation
(Variable, U.S. SOFR + 0.61%), 1.27%, 03/02/27^	15,000	13,744
(Variable, U.S. SOFR + 2.05%), 6.05%, 06/08/27^	535,000	544,856
(Variable, U.S. SOFR + 0.86%), 1.89%, 06/07/29^	75,000	64,923
(Variable, U.S. SOFR + 2.36%), 5.87%, 06/08/34^	1,120,000	1,145,601
Trustage Financial Group, Inc.
4.63%, 04/15/32 144A	1,300,000	1,136,581
Tyson Foods, Inc.
4.35%, 03/01/29	15,000	14,599
5.10%, 09/28/48	15,000	13,683
U.S. Bancorp
1.45%, 05/12/25Δ	200,000	190,562
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.54%), 3.70%, 01/15/27ρ ^	775,000	610,348
(Variable, U.S. SOFR + 0.73%), 2.22%, 01/27/28Δ ^	60,000	55,205
(Variable, U.S. SOFR + 1.23%), 4.65%, 02/01/29Δ ^	30,000	29,570
(Variable, U.S. SOFR + 2.02%), 5.78%, 06/12/29^	985,000	1,013,416
(Variable, U.S. SOFR + 2.09%), 5.85%, 10/21/33^	2,075,000	2,143,607
(Variable, U.S. SOFR + 2.26%), 5.84%, 06/12/34^	590,000	610,038
UDR, Inc. REIT
3.20%, 01/15/30	1,200,000	1,092,648
2.10%, 08/01/32	150,000	117,965
Union Pacific Corporation
2.89%, 04/06/36Δ	600,000	508,246
3.84%, 03/20/60	250,000	205,244
3.75%, 02/05/70	80,000	62,209
United Parcel Service, Inc.
6.20%, 01/15/38	35,000	40,201
United Rentals North America, Inc.
3.88%, 02/15/31Δ	60,000	54,588
3.75%, 01/15/32	190,000	168,943
UnitedHealth Group, Inc.
4.00%, 05/15/29Δ	290,000	286,231
5.30%, 02/15/30	1,600,000	1,677,217
2.00%, 05/15/30	150,000	129,902
2.30%, 05/15/31	50,000	43,424
4.20%, 05/15/32	330,000	323,685
5.35%, 02/15/33	3,050,000	3,231,915
6.88%, 02/15/38	40,000	48,437
2.75%, 05/15/40	700,000	530,295
4.25%, 06/15/48	175,000	157,241
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.45%, 12/15/48	$ 50,000	$ 46,006
3.70%, 08/15/49	170,000	138,599
2.90%, 05/15/50	290,000	204,044
5.05%, 04/15/53	560,000	568,632
3.88%, 08/15/59	10,000	8,195
3.13%, 05/15/60	30,000	21,327
Universal Health Services, Inc.
2.65%, 10/15/30	700,000	594,753
University of Chicago (The)
5.42%, 10/01/30	100,000	104,067
Vanguard Group, Inc. (The)
3.05%, 08/22/50†††	390,000	255,360
Ventas Realty LP REIT
3.00%, 01/15/30	1,700,000	1,504,098
Venture Global Calcasieu Pass LLC
6.25%, 01/15/30 144A	125,000	124,480
3.88%, 11/01/33 144A	200,000	169,909
Venture Global LNG, Inc.
9.50%, 02/01/29 144A	400,000	423,415
9.88%, 02/01/32 144A	150,000	156,358
Veralto Corporation
5.45%, 09/18/33 144A	2,115,000	2,194,665
Verizon Communications, Inc.
3.00%, 03/22/27	70,000	66,624
2.10%, 03/22/28	470,000	425,750
4.33%, 09/21/28	202,000	200,168
3.15%, 03/22/30	490,000	448,671
1.75%, 01/20/31	900,000	739,647
2.55%, 03/21/31	1,578,000	1,363,038
4.50%, 08/10/33	530,000	518,211
5.25%, 03/16/37	270,000	281,068
2.65%, 11/20/40	380,000	274,990
3.40%, 03/22/41	80,000	63,958
3.85%, 11/01/42	40,000	33,632
4.13%, 08/15/46	100,000	86,055
4.86%, 08/21/46	30,000	28,765
5.50%, 03/16/47	40,000	41,877
4.00%, 03/22/50	40,000	33,410
2.88%, 11/20/50	115,000	78,472
Viatris, Inc.
4.00%, 06/22/50	20,000	14,147
Viper Energy, Inc.
7.38%, 11/01/31 144A	750,000	777,097
Visa, Inc.
3.15%, 12/14/25	65,000	63,470
2.05%, 04/15/30Δ	270,000	237,771
4.30%, 12/14/45	460,000	431,107
VMware LLC
4.65%, 05/15/27Δ	700,000	694,918
3.90%, 08/21/27	500,000	484,578
1.80%, 08/15/28	225,000	197,624
2.20%, 08/15/31	600,000	498,211
Vontier Corporation
2.40%, 04/01/28	700,000	615,755
Voya Financial, Inc.
5.70%, 07/15/43	170,000	167,682
Walmart, Inc.
1.05%, 09/17/26	75,000	68,979
	Par	Value
1.50%, 09/22/28	$ 20,000	$ 17,896
1.80%, 09/22/31Δ	80,000	67,930
5.25%, 09/01/35	25,000	27,381
Walt Disney Co. (The)
6.65%, 11/15/37	150,000	176,754
Warnermedia Holdings, Inc.
6.41%, 03/15/26	30,000	30,015
3.76%, 03/15/27	140,000	134,303
4.05%, 03/15/29	180,000	170,946
4.28%, 03/15/32	2,600,000	2,383,522
5.05%, 03/15/42	370,000	327,579
5.14%, 03/15/52	303,000	261,626
Waste Management, Inc.
1.15%, 03/15/28Δ	250,000	220,158
WEA Finance LLC REIT
3.75%, 09/17/24 144A	770,000	756,356
Wells Fargo & Co.
4.48%, 01/16/24Δ	6,000	5,997
3.75%, 01/24/24Δ	365,000	364,522
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.45%), 3.90%, 03/15/26ρ Δ ^	1,050,000	970,730
(Variable, U.S. SOFR + 2.00%), 2.19%, 04/30/26^	40,000	38,361
4.10%, 06/03/26	440,000	430,676
(Variable, U.S. SOFR + 1.56%), 4.54%, 08/15/26Δ ^	1,700,000	1,683,281
3.00%, 10/23/26	1,660,000	1,577,395
(Variable, CME Term SOFR 3M + 1.43%), 3.20%, 06/17/27^	30,000	28,690
4.30%, 07/22/27	1,255,000	1,229,977
(Variable, CME Term SOFR 3M + 1.57%), 3.58%, 05/22/28^	20,000	19,084
(Variable, U.S. SOFR + 2.10%), 2.39%, 06/02/28^	70,000	64,188
(Variable, U.S. SOFR + 1.98%), 4.81%, 07/25/28^	1,800,000	1,788,403
4.15%, 01/24/29	655,000	637,866
(Variable, U.S. SOFR + 1.74%), 5.57%, 07/25/29^	420,000	429,530
(Variable, CME Term SOFR 3M + 1.43%), 2.88%, 10/30/30^	465,000	414,256
(Variable, CME Term SOFR 3M + 1.26%), 2.57%, 02/11/31^	20,000	17,318
(Variable, CME Term SOFR 3M + 4.03%), 4.48%, 04/04/31^	420,000	406,665
(Variable, U.S. SOFR + 1.50%), 3.35%, 03/02/33^	500,000	438,138
(Variable, U.S. SOFR + 2.10%), 4.90%, 07/25/33^	1,953,000	1,906,358
(Variable, U.S. SOFR + 2.02%), 5.39%, 04/24/34^	2,000,000	2,013,390
(Variable, U.S. SOFR + 1.99%), 5.56%, 07/25/34^	540,000	551,221
5.38%, 11/02/43	190,000	185,466
4.65%, 11/04/44	200,000	176,469
4.90%, 11/17/45	30,000	27,416
4.75%, 12/07/46	20,000	17,770
(Variable, CME Term SOFR 3M + 4.50%), 5.01%, 04/04/51^	3,485,000	3,319,875

See Notes to Financial Statements.

	Par	Value
Welltower OP LLC REIT
4.25%, 04/01/26	$ 898,000	$ 885,197
4.13%, 03/15/29	10,000	9,675
3.10%, 01/15/30	45,000	40,710
Western Digital Corporation
2.85%, 02/01/29	35,000	30,168
Western Midstream Operating LP
4.50%, 03/01/28	60,000	58,117
4.05%, 02/01/30Δ	980,000	920,063
5.45%, 04/01/44	75,000	68,430
5.30%, 03/01/48	195,000	170,165
5.50%, 08/15/48	130,000	116,025
5.25%, 02/01/50	20,000	17,964
Westinghouse Air Brake Technologies Corporation
4.70%, 09/15/28	55,000	54,476
Weyerhaeuser Co. REIT
4.00%, 04/15/30	45,000	42,952
Williams Cos., Inc. (The)
3.90%, 01/15/25	300,000	295,439
7.50%, 01/15/31	100,000	113,524
7.75%, 06/15/31	1,005,000	1,128,853
8.75%, 03/15/32	181,000	220,100
5.65%, 03/15/33Δ	525,000	549,846
5.75%, 06/24/44	210,000	212,764
Willis North America, Inc.
2.95%, 09/15/29	40,000	35,859
3.88%, 09/15/49	10,000	7,782
Workday, Inc.
3.70%, 04/01/29	325,000	312,518
3.80%, 04/01/32Δ	225,000	209,871
WP Carey, Inc. REIT
4.00%, 02/01/25	105,000	103,488
3.85%, 07/15/29	900,000	846,368
WR Grace Holdings LLC
4.88%, 06/15/27 144A	730,000	703,299
WRKCo, Inc.
3.75%, 03/15/25	500,000	490,495
4.00%, 03/15/28Δ	1,100,000	1,062,742
Xerox Holdings Corporation
5.00%, 08/15/25 144A	1,240,000	1,215,897
Total Corporate Bonds (Cost $570,541,432)		540,625,366
FOREIGN BONDS — 9.2%
Argentina — 0.1%
Argentine Republic Government International Bond
(Step to 1.75% on 07/09/27), 0.75%, 07/09/30 STEP	254,303	102,613
(Step to 4.88% on 07/09/29), 3.50%, 07/09/41 STEP	810,000	278,364
Provincia de Buenos Aires
(Step to 6.63% on 09/01/24), 6.38%, 09/01/37 144A STEP	666,200	256,797
(Step to 6.63% on 09/01/24), 6.38%, 09/01/37 STEP	1,125,000	433,649
		1,071,423
	Par	Value
Australia — 0.1%
BHP Billiton Finance U.S.A., Ltd.
5.00%, 09/30/43	$ 50,000	$ 50,672
Commonwealth Bank of Australia
3.90%, 07/12/47 144A	110,000	95,828
Macquarie Bank, Ltd.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.70%), 3.05%, 03/03/36 144A ^	225,000	181,558
Macquarie Group, Ltd.
(Variable, U.S. SOFR + 1.07%), 1.34%, 01/12/27 144A ^	250,000	229,869
(Variable, U.S. SOFR + 1.53%), 2.87%, 01/14/33 144A ^	600,000	494,754
(Variable, U.S. SOFR + 2.41%), 4.44%, 06/21/33 144A Δ ^	650,000	595,221
Newcrest Finance Pty, Ltd.
3.25%, 05/13/30 144A	175,000	158,519
Westpac Banking Corporation
(Variable, USD SOFR ICE Swap Rate 5Y + 2.24%), 4.32%, 11/23/31^	175,000	168,476
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 07/24/34^	275,000	252,047
		2,226,944
Austria — 0.0%
Suzano Austria GmbH
3.75%, 01/15/31	230,000	201,924
3.13%, 01/15/32	820,000	680,847
		882,771
Brazil — 0.7%
Brazil Letras do Tesouro Nacional
0.00%, 01/01/24(B) »	14,700,000	3,026,186
0.00%, 07/01/24(B) »	62,400,000	12,225,754
Vale Overseas, Ltd.
6.88%, 11/21/36	444,000	484,914
		15,736,854
Canada — 0.3%
Alimentation Couche-Tard, Inc.
3.55%, 07/26/27 144A	75,000	72,257
Bank of Montreal
1.85%, 05/01/25	420,000	403,027
(Variable, U.S. SOFR + 0.60%), 0.95%, 01/22/27^	70,000	64,585
(Variable, USD Swap 5Y + 1.43%), 3.80%, 12/15/32^	100,000	92,158
Bank of Nova Scotia (The)
1.30%, 06/11/25Δ	90,000	85,373
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.05%), 4.59%, 05/04/37^	260,000	233,373
Brookfield Finance, Inc.
3.50%, 03/30/51	820,000	603,338
Canadian National Railway Co.
2.45%, 05/01/50	35,000	23,122
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Canadian Pacific Railway Co.
3.10%, 12/02/51	$ 370,000	$ 268,936
CGI, Inc.
1.45%, 09/14/26	2,300,000	2,084,398
Element Fleet Management Corporation
6.32%, 12/04/28 144A	250,000	258,739
Enbridge, Inc.
2.50%, 08/01/33	850,000	697,311
Fairfax Financial Holdings, Ltd.
4.85%, 04/17/28Δ	400,000	394,690
5.63%, 08/16/32	800,000	800,817
First Quantum Minerals, Ltd.
6.88%, 10/15/27 144A	200,000	170,250
Intact Financial Corporation
5.46%, 09/22/32 144A	600,000	602,909
Rogers Communications, Inc.
4.35%, 05/01/49	15,000	12,779
Royal Bank of Canada
1.15%, 06/10/25Δ	30,000	28,461
Teck Resources, Ltd.
6.00%, 08/15/40	10,000	10,200
Toronto-Dominion Bank (The)
1.15%, 06/12/25	40,000	37,902
4.46%, 06/08/32	775,000	754,664
		7,699,289
Chile — 0.1%
Chile Government International Bond
4.95%, 01/05/36	1,611,005	1,595,982
China — 0.1%
Avolon Holdings Funding, Ltd.
2.88%, 02/15/25 144A	800,000	772,343
2.13%, 02/21/26 144A	2,500,000	2,318,990
4.25%, 04/15/26 144A	125,000	120,871
Park Aerospace Holdings, Ltd.
5.50%, 02/15/24 144A	60,000	59,894
		3,272,098
Colombia — 0.1%
Colombia Government International Bond
4.13%, 02/22/42	850,000	610,253
5.63%, 02/26/44	750,000	632,917
Ecopetrol SA
8.63%, 01/19/29	90,000	96,015
6.88%, 04/29/30	40,000	39,680
8.88%, 01/13/33	220,000	239,323
5.88%, 05/28/45	1,240,000	980,749
		2,598,937
Denmark — 0.1%
Danske Bank A/S
5.38%, 01/12/24 144A	540,000	539,887
(Variable, ICE LIBOR USD 3M + 1.59%), 3.24%, 12/20/25 144A ^	220,000	214,442
	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.35%), 1.62%, 09/11/26 144A Δ ^	$1,800,000	$1,681,115
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.18%), 6.26%, 09/22/26 144A ^	200,000	203,619
		2,639,063
Finland — 0.0%
Nokia OYJ
4.38%, 06/12/27	9,000	8,722
France — 0.7%
BNP Paribas SA
(Variable, USD SOFR ICE Swap Rate 5Y + 4.15%), 6.63%, 03/25/24 144A ρ ^	200,000	199,253
3.38%, 01/09/25 144A	450,000	440,910
(Variable, U.S. SOFR + 2.07%), 2.22%, 06/09/26 144A ^	1,790,000	1,709,959
(Variable, U.S. SOFR + 1.00%), 1.32%, 01/13/27 144A ^	775,000	715,404
4.40%, 08/14/28 144A	780,000	761,303
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.35%), 8.50%, 08/14/28 144A ρ Δ ^	490,000	514,393
(Variable, U.S. SOFR + 1.61%), 1.90%, 09/30/28 144A ^	1,800,000	1,601,511
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.45%), 5.13%, 01/13/29 144A ^	910,000	918,121
(Variable, USD Swap 5Y + 1.48%), 4.38%, 03/01/33 144A ^	880,000	825,517
(Variable, U.S. SOFR + 1.87%), 5.89%, 12/05/34 144A ^	820,000	858,936
BPCE SA
4.63%, 09/12/28 144A	375,000	367,647
(Variable, U.S. SOFR + 1.31%), 2.28%, 01/20/32 144A ^	375,000	301,160
(Variable, U.S. SOFR + 1.73%), 3.12%, 10/19/32 144A ^	875,000	715,522
(Variable, U.S. SOFR + 2.87%), 5.75%, 07/19/33 144A ^	600,000	604,037
(Variable, U.S. SOFR + 2.59%), 7.00%, 10/19/34 144A ^	1,000,000	1,088,327
Credit Agricole SA
(Variable, USD Swap 5Y + 4.32%), 6.88%, 09/23/24 144A ρ ^	300,000	298,759
4.38%, 03/17/25Δ	275,000	270,695
(Variable, U.S. SOFR + 1.68%), 1.91%, 06/16/26 144A ^	2,025,000	1,922,526
4.13%, 01/10/27 144A Δ	450,000	437,160
(Variable, USD Swap 5Y + 1.64%), 4.00%, 01/10/33 144A ^	250,000	232,027

See Notes to Financial Statements.

	Par	Value
Danone SA
2.95%, 11/02/26 144A	$ 310,000	$ 296,487
SNF Group SACA
3.38%, 03/15/30 144A	680,000	584,512
Societe Generale SA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.49%, 12/14/26 144A ^	1,700,000	1,566,558
TotalEnergies Capital International SA
2.83%, 01/10/30	35,000	32,221
3.13%, 05/29/50Δ	25,000	18,436
TotalEnergies Capital SA
3.88%, 10/11/28	5,000	4,915
		17,286,296
Germany — 0.3%
Deutsche Bank AG
(Variable, U.S. SOFR + 3.19%), 6.12%, 07/14/26^	1,800,000	1,818,537
(Variable, 1.85% - Euribor 3M), 1.38%, 09/03/26(E) ^	1,500,000	1,587,085
(Variable, U.S. SOFR + 1.87%), 2.13%, 11/24/26^	450,000	422,170
(Variable, 2.05% - Euribor 3M), 1.75%, 11/19/30(E) ^	900,000	865,014
(Variable, 2.05% - Euribor 3M), 1.75%, 11/19/30(E) ^	800,000	768,901
Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.98%), 5.88%, 05/23/42 144A ^	1,200,000	1,206,000
		6,667,707
Hong Kong — 0.0%
AIA Group, Ltd.
3.90%, 04/06/28 144A	200,000	193,708
Hungary — 0.1%
Hungary Government International Bond
6.13%, 05/22/28	500,000	520,654
3.13%, 09/21/51	1,290,000	878,531
		1,399,185
Indonesia — 0.0%
Indonesia Government International Bond
3.05%, 03/12/51	290,000	222,321
Ireland — 0.2%
AerCap Ireland Capital DAC
4.88%, 01/16/24	350,000	349,786
6.50%, 07/15/25Δ	290,000	293,866
2.45%, 10/29/26	1,160,000	1,074,693
3.00%, 10/29/28	1,480,000	1,353,445
	Par	Value
3.30%, 01/30/32	$ 1,075,000	$ 937,053
STERIS Irish FinCo Unlimited Co.
2.70%, 03/15/31	843,000	726,820
		4,735,663
Israel — 0.0%
Israel Government International Bond
2.75%, 07/03/30	260,000	230,263
3.38%, 01/15/50	430,000	306,496
		536,759
Italy — 0.1%
Intesa Sanpaolo SpA
5.02%, 06/26/24 144A	1,310,000	1,296,833
3.25%, 09/23/24 144A	1,400,000	1,374,845
5.71%, 01/15/26 144A	200,000	199,188
		2,870,866
Japan — 2.1%
Japan Treasury Discount Bill
0.00%, 02/05/24(J) »	4,510,000,000	31,991,180
0.00%, 03/11/24(J) »	850,000,000	6,030,421
Mitsubishi UFJ Financial Group, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.30%), 4.08%, 04/19/28Δ ^	270,000	262,841
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%), 5.13%, 07/20/33^	1,250,000	1,272,248
4.29%, 07/26/38	30,000	28,313
Mizuho Financial Group, Inc.
(Variable, CME Term SOFR 3M + 1.09%), 2.23%, 05/25/26^	1,600,000	1,530,063
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.05%), 5.41%, 09/13/28Δ ^	1,700,000	1,724,912
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.25%), 3.26%, 05/22/30^	2,100,000	1,918,546
Nissan Motor Co., Ltd.
3.52%, 09/17/25 144A	2,850,000	2,745,723
4.35%, 09/17/27 144A Δ	770,000	737,760
Nomura Holdings, Inc.
2.61%, 07/14/31	270,000	224,880
Sumitomo Mitsui Financial Group, Inc.
1.90%, 09/17/28	2,300,000	2,016,528
5.77%, 01/13/33Δ	1,740,000	1,841,198
		52,324,613
Jersey — 0.0%
Aptiv PLC
3.10%, 12/01/51Δ	20,000	13,114
Galaxy Pipeline Assets Bidco, Ltd.
2.94%, 09/30/40	877,133	724,363
		737,477
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Kazakhstan — 0.0%
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	$ 200,000	$ 198,825
Luxembourg — 0.0%
Altice Financing SA
5.75%, 08/15/29 144A	250,000	222,404
ArcelorMittal SA
7.00%, 10/15/39	85,000	92,468
		314,872
Mexico — 0.9%
Mexican Bonos
7.75%, 11/23/34(M)	15,250,000	821,000
7.75%, 11/13/42(M)	214,985,200	11,146,162
8.00%, 11/07/47(M)	33,320,000	1,755,240
Mexico City Airport Trust
3.88%, 04/30/28 144A	360,000	338,282
Mexico Government International Bond
4.75%, 04/27/32	2,300,000	2,219,141
3.50%, 02/12/34	1,620,000	1,374,606
6.35%, 02/09/35	430,000	451,538
3.77%, 05/24/61	2,232,000	1,520,205
Orbia Advance Corporation SAB de CV
1.88%, 05/11/26 144A	350,000	321,554
2.88%, 05/11/31 144A Δ	320,000	265,075
Petroleos Mexicanos
6.88%, 08/04/26	200,000	194,244
6.38%, 01/23/45	370,000	241,550
6.75%, 09/21/47	19,000	12,474
		20,661,071
Netherlands — 0.6%
ABN AMRO Bank NV
4.75%, 07/28/25 144A	200,000	196,192
Cooperatieve Rabobank UA
4.38%, 08/04/25	420,000	412,784
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.34%, 06/24/26 144A ^	810,000	764,181
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.22%), 3.65%, 04/06/28 144A ^	280,000	267,249
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.75%), 4.66%, 08/22/28 144A Δ ^	2,300,000	2,268,433
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.42%), 3.76%, 04/06/33 144A ^	270,000	243,012
Deutsche Telekom International Finance BV
8.75%, 06/15/30	40,000	48,314
Enel Finance International NV
5.00%, 06/15/32 144A	1,200,000	1,173,497
ING Groep NV
4.63%, 01/06/26 144A	1,600,000	1,590,502
	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.40%, 07/01/26 144A ^	$1,000,000	$ 941,546
JDE Peet's NV
1.38%, 01/15/27 144A	475,000	427,374
MEGlobal BV
4.25%, 11/03/26 144A	320,000	309,899
NXP BV
2.70%, 05/01/25	1,720,000	1,660,189
3.88%, 06/18/26	1,500,000	1,462,540
3.40%, 05/01/30	250,000	230,208
2.50%, 05/11/31	200,000	170,181
Petrobras Global Finance BV
6.00%, 01/27/28	500,000	508,827
6.85%, 06/05/15π	550,000	518,799
Prosus NV
3.68%, 01/21/30 144A	200,000	175,498
3.06%, 07/13/31 144A Δ	920,000	744,925
4.03%, 08/03/50 144A	220,000	144,448
3.83%, 02/08/51 144A	420,000	265,373
Shell International Finance BV
4.13%, 05/11/35	20,000	19,091
6.38%, 12/15/38	5,000	5,778
4.55%, 08/12/43	120,000	113,958
4.38%, 05/11/45	660,000	607,890
4.00%, 05/10/46	330,000	287,887
3.25%, 04/06/50Δ	150,000	113,331
		15,671,906
New Zealand — 0.0%
ASB Bank, Ltd.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.25%), 5.28%, 06/17/32 144A ^	600,000	590,106
Norway — 0.0%
Aker BP ASA
2.00%, 07/15/26 144A	438,000	404,029
Panama — 0.1%
Panama Government International Bond
6.40%, 02/14/35	600,000	587,141
4.50%, 04/16/50	250,000	174,102
6.85%, 03/28/54	240,000	225,159
		986,402
Paraguay — 0.0%
Paraguay Government International Bond
3.85%, 06/28/33 144A	240,000	213,420
Peru — 0.0%
Peruvian Government International Bond
2.78%, 01/23/31	320,000	279,427
5.63%, 11/18/50Δ	70,000	73,217
2.78%, 12/01/60	270,000	169,222

See Notes to Financial Statements.

	Par	Value
3.23%, 07/28/21~ Δ	$ 50,000	$ 31,191
		553,057
Qatar — 0.1%
Qatar Government International Bond
5.10%, 04/23/48	1,000,000	1,014,628
Romania — 0.2%
Romanian Government International Bond
3.00%, 02/27/27 144A	2,200,000	2,053,249
3.62%, 05/26/30(E) 144A	250,000	254,445
2.00%, 01/28/32(E) 144A	70,000	60,029
2.00%, 04/14/33(E)	2,400,000	1,990,462
3.38%, 01/28/50(E) 144A	60,000	45,372
3.38%, 01/28/50(E)	70,000	52,934
		4,456,491
Saudi Arabia — 0.0%
Greensaif Pipelines Bidco S.a.r.l.
6.13%, 02/23/38 144A	200,000	209,302
Singapore — 0.0%
Flex, Ltd.
4.88%, 06/15/29	5,000	4,916
Greenko Power II, Ltd.
4.30%, 12/13/28 144A	180,000	162,720
		167,636
South Africa — 0.0%
Republic of South Africa Government International Bond
4.30%, 10/12/28	280,000	262,517
5.88%, 04/20/32	360,000	341,916
7.30%, 04/20/52	370,000	351,465
		955,898
South Korea — 0.0%
Export-Import Bank of Korea
5.00%, 01/11/28Δ	240,000	244,609
5.13%, 01/11/33	200,000	208,033
Korea Hydro & Nuclear Power Co., Ltd.
4.25%, 07/27/27 144A	250,000	246,265
		698,907
Spain — 0.1%
Banco Santander SA
2.75%, 05/28/25	1,000,000	965,850
3.31%, 06/27/29Δ	400,000	369,403
2.75%, 12/03/30	200,000	166,610
6.92%, 08/08/33Δ	1,200,000	1,283,282
Telefonica Emisiones SA
7.05%, 06/20/36	30,000	34,042
		2,819,187
Supranational — 0.2%
African Export-Import Bank (The)
3.80%, 05/17/31 144A	250,000	212,617
	Par	Value
Asian Development Bank
6.55%, 01/26/25(S)	$ 34,000,000	$ 1,814,834
Inter-American Development Bank
7.35%, 10/06/30(ZH)	300,000,000	3,683,560
		5,711,011
Switzerland — 0.7%
Credit Suisse AG
7.95%, 01/09/25	740,000	756,930
2.95%, 04/09/25	665,000	645,023
7.50%, 02/15/28	430,000	471,618
Credit Suisse Group AG
(Variable, U.S. SOFR + 1.56%), 2.59%, 09/11/25 144A ^	427,000	417,877
(Variable, U.S. SOFR + 2.04%), 2.19%, 06/05/26 144A ^	610,000	580,563
(Variable, U.S. SOFR Index + 0.98%), 1.31%, 02/02/27 144A ^	400,000	367,091
4.28%, 01/09/28 144A	1,800,000	1,744,879
(Variable, ICE LIBOR USD 3M + 1.41%), 3.87%, 01/12/29 144A ^	425,000	401,344
(Variable, U.S. SOFR + 3.73%), 4.19%, 04/01/31 144A ^	630,000	587,968
(Variable, U.S. SOFR + 1.73%), 3.09%, 05/14/32 144A ^	395,000	337,294
(Variable, U.S. SOFR + 3.92%), 6.54%, 08/12/33 144A ^	3,900,000	4,164,166
(Variable, U.S. SOFR + 5.02%), 9.02%, 11/15/33 144A ^	700,000	862,492
UBS AG
4.50%, 06/26/48Δ	280,000	276,971
UBS Group AG
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ Δ ^	840,000	840,266
4.55%, 04/17/26Δ	1,390,000	1,372,749
4.25%, 03/23/28 144A	760,000	734,516
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.75%), 9.25%, 11/13/28 144A ρ ^	900,000	973,149
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.40%), 4.99%, 08/05/33 144A ^	600,000	581,369
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.76%), 9.25%, 11/13/33 144A ρ ^	220,000	244,368
		16,360,633
United Arab Emirates — 0.0%
DP World, Ltd.
5.63%, 09/25/48 144A	420,000	403,549
United Kingdom — 1.2%
Anglo American Capital PLC
4.00%, 09/11/27 144A	220,000	211,701
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Barclays PLC
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	$ 800,000	$ 771,988
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 3.05%), 7.33%, 11/02/26^	525,000	542,788
(Variable, U.S. SOFR + 1.88%), 6.50%, 09/13/27Δ ^	1,900,000	1,956,804
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 3.30%), 7.39%, 11/02/28Δ ^	1,000,000	1,070,202
(Variable, ICE LIBOR USD 3M + 1.90%), 4.97%, 05/16/29^	1,760,000	1,730,885
(Variable, ICE LIBOR USD 3M + 3.05%), 5.09%, 06/20/30^	1,220,000	1,184,626
BP Capital Markets PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.40%), 4.88%, 03/22/30ρ Δ ^	650,000	619,857
British Telecommunications PLC
9.63%, 12/15/30	35,000	43,394
CK Hutchison International 23, Ltd.
4.75%, 04/21/28 144A	200,000	200,566
Hammerson PLC REIT
3.50%, 10/27/25(U)	100,000	123,038
HSBC Holdings PLC
(Variable, CME Term SOFR 3M + 1.47%), 3.80%, 03/11/25^	625,000	622,545
(Variable, U.S. SOFR + 1.54%), 1.65%, 04/18/26^	225,000	214,017
(Variable, U.S. SOFR + 1.93%), 2.10%, 06/04/26^	370,000	352,431
(Variable, U.S. SOFR + 1.97%), 6.16%, 03/09/29^	2,650,000	2,739,441
(Variable, CME Term SOFR 3M + 1.80%), 4.58%, 06/19/29^	310,000	301,140
4.95%, 03/31/30	200,000	198,732
(Variable, U.S. SOFR + 1.19%), 2.80%, 05/24/32^	2,190,000	1,832,257
(Variable, U.S. SOFR + 1.41%), 2.87%, 11/22/32^	440,000	366,493
(Variable, U.S. SOFR + 2.53%), 4.76%, 03/29/33Δ ^	360,000	336,178
(Variable, U.S. SOFR + 2.39%), 6.25%, 03/09/34Δ ^	800,000	852,389
(Variable, U.S. SOFR + 3.02%), 7.40%, 11/13/34^	1,980,000	2,175,896
6.10%, 01/14/42	35,000	39,617
Lloyds Bank PLC
0.00%, 04/02/32 STEP	2,000,000	1,293,123
Lloyds Banking Group PLC
4.38%, 03/22/28Δ	2,400,000	2,350,340
4.55%, 08/16/28	230,000	226,693
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.70%), 5.87%, 03/06/29^	600,000	615,730
Nationwide Building Society
4.85%, 07/27/27 144A Δ	650,000	648,867
NatWest Group PLC
(Variable, ICE LIBOR USD 3M + 1.76%), 4.27%, 03/22/25^	875,000	872,078
	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.85%), 7.47%, 11/10/26^	$ 600,000	$ 621,551
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.10%), 3.75%, 11/01/29^	200,000	195,144
(Variable, ICE LIBOR USD 3M + 1.91%), 5.08%, 01/27/30^	2,000,000	1,973,113
Royalty Pharma PLC
3.30%, 09/02/40	5,000	3,776
3.55%, 09/02/50Δ	10,000	7,123
3.35%, 09/02/51	10,000	6,798
Santander UK Group Holdings PLC
(Variable, U.S. SOFR + 2.75%), 6.83%, 11/21/26^	300,000	305,807
(Variable, U.S. SOFR + 1.48%), 2.90%, 03/15/32^	1,200,000	1,027,327
Society of Lloyd's
4.75%, 10/30/24(U)	100,000	126,275
Virgin Media Secured Finance PLC
5.50%, 05/15/29 144A	210,000	203,106
Vmed O2 UK Financing I PLC
4.75%, 07/15/31 144A	220,000	196,785
		29,160,621
Total Foreign Bonds (Cost $231,539,084)		226,258,229
LOAN AGREEMENTS — 0.9%
Acrisure LLC 2021-2 Additional Term Loan
(Floating, ICE Syn LIBOR USD 3M + 4.25%, 0.50% Floor), 9.90%, 02/15/27†	197,980	198,846
Ali Group North America Corporation Initial Tranche B Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.00%), 7.47%, 07/30/29†	119,667	120,011
AmWINS Group, Inc. February 2023 Incremental Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.75%, 0.75% Floor), 8.22%, 02/19/28†	128,700	129,223
APi Group DE, Inc. Repriced Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.25%), 7.72%, 10/01/26†	128,645	129,013
Apple Bidco LLC Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.75%, 0.50% Floor), 8.22%, 09/22/28†	227,677	227,748
Asurion LLC New B-11 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 4.25%), 9.71%, 08/19/28†	257,804	257,253
Asurion LLC New B-9 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.25%), 8.72%, 07/31/27†	233,400	232,032

See Notes to Financial Statements.

	Par	Value
athenahealth Group, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.25%, 0.50% Floor), 8.61%, 02/15/29†	$ 922,020	$ 919,254
Avolon TLB Borrower 1 LLC Term B-5 Loan
(Floating, ICE CME Term SOFR USD 1M + 2.50%, 0.50% Floor), 7.36%, 06/22/28†	175,050	175,648
Bombardier Recreational Products, Inc. 2023 Replacement Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.75%, 0.50% Floor), 8.11%, 12/13/29†	247,505	247,762
Brown Group Holding LLC Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.75%, 0.50% Floor), 8.21%, 06/07/28†	312,294	313,006
Brown Group Holding, LLC Incremental Term B-2 Facility
(Floating, ICE CME Term SOFR USD 3M + 3.75%, 0.50% Floor), 9.11%, 07/02/29†	127,174	127,686
(Floating, ICE CME Term SOFR USD 3M + 3.75%, 0.50% Floor), 9.13%, 07/02/29†	315,577	316,849
(Floating, ICE CME Term SOFR USD 3M + 3.75%, 0.50% Floor), 9.14%, 07/02/29†	149,749	150,353
Castlelake Aviation One Designated Activity Co. Initial Term Loan
(Floating, ICE CME Term SOFR USD 3M + 2.75%), 8.15%, 10/22/26†	136,015	136,450
Century De Buyer LLC Initial Term Loan
(Floating, ICE CME Term SOFR USD 3M + 4.00%), 9.39%, 10/30/30†	550,000	552,406
Charter Communications Operating LLC Term B-2 Loan
(Floating, ICE CME Term SOFR USD 3M + 1.75%), 7.13%, 02/01/27†	125,732	125,890
Citadel Securities LP 2023 Term Loan
0.00%, 07/29/30† Σ	698,289	700,761
(Floating, ICE CME Term SOFR USD 1M + 2.50%), 7.97%, 07/29/30†	1,017,717	1,021,320
Citco Funding LLC Additional 2023 Term B Loan
(Floating, ICE CME Term SOFR USD 3M + 3.25%, 0.50% Floor), 8.64%, 04/27/28†	798,000	801,866
Clarios Global LP 2023 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.75%), 9.11%, 05/06/30†	169,575	170,169
Cloudera, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.75%, 0.50% Floor), 9.21%, 10/08/28†	216,150	214,664
	Par	Value
Coherent Corporation Initial Term B Loan
(Floating, ICE CME Term SOFR USD 1M + 2.75%, 0.50% Floor), 8.22%, 07/02/29†	$ 461,059	$ 463,652
CP Atlas Buyer, Inc. Term B Loan
(Floating, ICE CME Term SOFR USD 1M + 3.75%, 0.50% Floor), 9.21%, 11/23/27†	148,514	146,487
DCert Buyer, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 4.00%), 9.36%, 10/16/26†	721,180	716,305
Emrld Borrower LP Initial Term B Loan
(Floating, ICE CME Term SOFR USD 1M + 3.00%), 8.36%, 05/31/30†	369,075	370,806
EyeCare Partners LLC Amendment No. 1 Term Loan
(Floating, ICE CME Term SOFR USD 3M + 3.75%, 0.50% Floor), 9.39%, 11/15/28†	589,500	292,645
First Brands Group LLC 2021 Term Loan
(Floating, ICE CME Term SOFR USD 6M + 5.00%, 1.00% Floor), 10.88%, 03/30/27†	589,394	585,710
Focus Financial Partners LLC Tranche B-5 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.25%, 0.50% Floor), 8.61%, 06/30/28†	83,896	84,184
Gen Digital, Inc. Initial Tranche B Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.00%, 0.50% Floor), 7.46%, 09/12/29†	631,840	633,518
Genesee & Wyoming, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 3M + 2.00%), 7.45%, 12/30/26†	702,724	705,191
GTCR W Merger Sub LLC (USD) Term Loan B
0.00%, 09/20/30† Σ	1,000,000	1,005,625
Harbor Freight Tools U.S.A., Inc. Initial Loan
(Floating, ICE CME Term SOFR USD 1M + 2.75%, 0.50% Floor), 8.22%, 10/19/27†	730,692	730,824
HighTower Holding LLC Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 4.00%, 0.75% Floor), 9.64%, 04/21/28†	150,000	149,688
HV Eight LLC Loan
(Floating, ICE USD CHECK + 3.50%, 1.00% Floor), 7.43%, 11/22/27†	918,418	1,013,888
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Iron Mountain Information Management LLC Amendment No.1 Incremental Term B Loan
0.00%, 01/31/31† Σ	$ 850,000	$ 851,330
ISolved, Inc. Closing Date Term Loan
(Floating, ICE CME Term SOFR USD 6M + 4.00%, 0.50% Floor), 9.48%, 10/14/30†	500,000	501,562
Medline Borrower LP Initial Dollar Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.00%, 0.50% Floor), 8.47%, 10/23/28†	625,227	629,085
Mileage Plus Holdings LLC Initial Term Loan
(Floating, ICE CME Term SOFR USD 3M + 5.25%, 1.00% Floor), 10.77%, 06/21/27†	1,055,600	1,093,301
NA Rail Hold Co. LLC Tranche B-2 Term Loan
(Floating, ICE CME Term SOFR USD 3M + 4.00%), 9.61%, 10/19/26†	797,927	799,423
New Trojan Parent, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.25%), 8.72%, 01/06/28†	491,184	135,427
Nexstar Media, Inc. Term B-4 Loan
(Floating, ICE CME Term SOFR USD 1M + 2.50%), 7.97%, 09/18/26†	252,471	252,905
Peraton Corporation Term B Loan
(Floating, ICE CME Term SOFR USD 1M + 3.75%, 0.75% Floor), 9.21%, 02/01/28†	702,423	705,057
PMH Newco LP Term Loan
(Floating, ICE CME Term SOFR USD 3M + 3.15%), 8.50%, 01/26/27†	1,165,119	1,165,119
PMH SPV - C LLC Term Loan
(Floating, ICE CME Term SOFR USD 3M + 3.15%), 8.50%, 01/26/27†	376,829	376,829
QUIKRETE Holdings, Inc. Fourth Amendment Loan
(Floating, ICE CME Term SOFR USD 1M + 2.75%), 8.22%, 03/19/29†	356,373	357,857
Summit Materials LLC Incremental Term Loan B
0.00%, 11/30/28† Σ	400,000	401,752
UFC Holdings LLC Term B-3 Loan
(Floating, ICE CME Term SOFR USD 3M + 2.75%, 0.75% Floor), 8.40%, 04/29/26†	334,489	336,138
USIC Holdings, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 3M + 3.50%, 0.75% Floor), 8.85%, 05/12/28†	294,718	292,950
	Par	Value
Verscend Holding Corporation Term B-1 Loan
(Floating, ICE CME Term SOFR USD 1M + 4.00%), 9.47%, 08/27/25†	$ 203,688	$ 204,621
VFH Parent LLC Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.00%, 0.50% Floor), 8.46%, 01/13/29†	268,645	269,551
Total Loan Agreements (Cost $22,901,154)		22,539,640
MORTGAGE-BACKED SECURITIES — 44.4%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A
(Floating, CME Term SOFR 1M + 1.18%, 1.13% Floor), 6.54%, 09/15/34 144A †	1,510,000	1,452,014
3650R Commercial Mortgage Trust, Series 2021-PF1, Class AS
2.78%, 11/15/54	750,000	587,065
Alba PLC, Series 2007-1, Class A3
(Floating, SONIA Interest Rate + 0.29%), 5.51%, 03/17/39(U) †	391,358	484,872
Alternative Loan Trust, Series 2006-OA11, Class A1B
(Floating, CME Term SOFR 1M + 0.49%, 0.38% Floor), 5.85%, 09/25/46†	147,654	137,002
Angel Oak Mortgage Trust, Series 2021-6, Class A1
1.46%, 09/25/66 144A	450,948	365,253
Angel Oak Mortgage Trust, Series 2023-1, Class A1
(Step to 4.81% on 02/25/27), 4.75%, 09/26/67 144A STEP	1,100,857	1,081,671
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A5
2.75%, 05/15/53 144A	1,300,000	1,151,370
Atlas Funding PLC, Series 2021-1, Class A
(Floating, SONIA Interest Rate + 0.90%), 6.12%, 07/25/58(U) †	1,271,946	1,622,411
BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC, Class A
2.63%, 01/15/32 144A	1,750,000	1,363,617
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class A
(Floating, CME Term SOFR 1M + 1.16%, 1.05% Floor), 6.53%, 09/15/38 144A †	2,300,000	2,177,380
Banc of America Funding Trust, Series 2005-D, Class A1
4.67%, 05/25/35† γ	168,202	155,802

See Notes to Financial Statements.

	Par	Value
Banc of America Mortgage Trust, Series 2004-F, Class 1A1
5.27%, 07/25/34† γ	$ 17,408	$ 15,960
BANK, Series 2017-BNK9, Class XA
0.76%, 11/15/54† IO γ	7,802,362	173,300
BANK, Series 2022-BNK40, Class A4
3.39%, 03/15/64† γ	2,100,000	1,879,670
BANK, Series 2022-BNK43, Class A5
4.40%, 08/15/55	1,000,000	958,043
BANK, Series 2022-BNK44, Class A5
5.75%, 11/15/55† γ	290,000	307,070
BANK, Series 2023-BNK46, Class A4
5.75%, 08/15/56	1,760,000	1,857,896
BANK5, Series 2023-5YR2, Class A3
6.66%, 07/15/56	1,400,000	1,484,789
BANK5, Series 2023-5YR3, Class A3
6.72%, 09/15/56	850,000	907,645
BANK5, Series 2023-5YR4, Class A3
6.50%, 12/15/56	300,000	317,932
BANK5, Series 2023-5YR4, Class AS
7.27%, 12/15/56	400,000	426,321
BBCCRE Trust, Series 2015-GTP, Class A
3.97%, 08/10/33 144A	1,600,000	1,490,463
BBCCRE Trust, Series 2015-GTP, Class D
4.56%, 08/10/33 144A † γ	390,000	313,860
BBCMS Mortgage Trust, Series 2018-C2, Class A5
4.31%, 12/15/51	1,700,000	1,646,430
BBCMS Mortgage Trust, Series 2020-C6, Class ASB
2.60%, 02/15/53	1,800,000	1,666,911
BBCMS Mortgage Trust, Series 2023-5C23, Class A3
6.68%, 12/15/56	1,850,000	1,977,264
BBCMS Mortgage Trust, Series 2023-5C23, Class AS
7.70%, 12/15/56† γ	650,000	690,383
BBCMS Mortgage Trust, Series 2023-C21, Class AS
6.30%, 09/15/56† γ	675,000	703,523
Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2
4.48%, 05/25/35† γ	64,464	60,469
Bear Stearns ARM Trust, Series 2002-11, Class 1A1
6.34%, 02/25/33† γ	1,930	1,907
Bear Stearns Structured Products, Inc. Trust, Series 2007-R6, Class 1A1
4.77%, 01/26/36† γ	170,708	136,596
Benchmark Mortgage Trust, Series 2018-B3, Class A5
4.03%, 04/10/51	420,000	398,663
	Par	Value
Benchmark Mortgage Trust, Series 2019-B9, Class A5
4.02%, 03/15/52	$1,800,000	$1,685,166
Benchmark Mortgage Trust, Series 2020-B20, Class XA
1.61%, 10/15/53† IO γ	3,465,481	230,946
Benchmark Mortgage Trust, Series 2021-B28, Class XA
1.27%, 08/15/54† IO γ	3,829,640	252,643
Benchmark Mortgage Trust, Series 2023-B38, Class A4
5.52%, 04/15/56	300,000	310,099
Benchmark Mortgage Trust, Series 2023-B39, Class A5
5.75%, 07/15/56	950,000	1,003,741
Benchmark Mortgage Trust, Series 2023-V3, Class A3
6.36%, 07/15/56	320,000	335,922
Blue Owl GP Stakes V Issuer A
7.21%, 08/22/43	374,250	373,644
Blue Owl GP Stakes V Issuer B, Class A2
7.21%, 08/22/43	375,750	375,141
BMO Mortgage Trust, Series 2022-C3, Class A5
5.31%, 09/15/54	275,000	280,532
BMO Mortgage Trust, Series 2023-C5, Class A5
5.77%, 06/15/56	1,200,000	1,269,139
BMO Mortgage Trust, Series 2023-C7, Class A5
6.16%, 12/15/56	2,100,000	2,287,900
BRAVO Residential Funding Trust, Series 2022-NQM3, Class A1
5.11%, 07/25/62 144A † γ	262,327	263,516
BWAY Mortgage Trust, Series 2021-1450, Class A
(Floating, CME Term SOFR 1M + 1.36%, 1.25% Floor), 6.73%, 09/15/36 144A †	2,300,000	2,106,544
BX Commercial Mortgage Trust, Series 2019-XL, Class F
(Floating, CME Term SOFR 1M + 2.11%, 2.00% Floor), 7.48%, 10/15/36 144A †	1,249,500	1,240,680
BX Commercial Mortgage Trust, Series 2021-21M, Class A
(Floating, CME Term SOFR 1M + 0.84%, 0.73% Floor), 6.21%, 10/15/36 144A †	1,552,304	1,523,688
BX Commercial Mortgage Trust, Series 2021-VOLT, Class D
(Floating, CME Term SOFR 1M + 1.76%, 1.65% Floor), 7.13%, 09/15/36 144A †	1,350,000	1,300,043
BX Trust, Series 2023-DELC, Class B
(Floating, CME Term SOFR 1M + 3.34%, 3.34% Floor), 8.70%, 05/15/38 144A †	500,000	502,142
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Cantor Commercial Real Estate Lending, Series 2019-CF1, Class A2
3.62%, 05/15/52	$ 630,000	$ 597,623
CD Mortgage Trust, Series 2017-CD3, Class A4
3.63%, 02/10/50	250,000	232,476
CFMT LLC, Series 2022-HB8, Class M2
3.75%, 04/25/25 144A	2,500,000	2,358,036
CHL Mortgage Pass-Through Trust, Series 2003-58, Class 2A2
6.03%, 02/19/34† γ	109,278	105,572
CIM Trust, Series 2023-R4, Class A1
5.00%, 05/25/62 144A † γ	618,474	608,671
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class B
4.18%, 07/10/47	370,000	352,909
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A4
3.21%, 05/10/49	330,000	312,440
Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A4
3.10%, 12/15/72	360,000	323,300
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class A5
2.87%, 08/10/56	1,450,000	1,289,287
Citigroup Commercial Mortgage Trust, Series 2021-KEYS, Class A
(Floating, CME Term SOFR 1M + 1.29%, 1.18% Floor), 6.66%, 10/15/36 144A †	2,300,000	2,267,396
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A
6.36%, 07/10/28 144A † γ	900,000	927,054
Citigroup Mortgage Loan Trust, Series 2022-A, Class A1
(Step to 9.17% on 09/25/25), 6.17%, 09/25/62 144A STEP	1,085,337	1,090,505
COLT Mortgage Loan Trust, Series 2023-3, Class A1
(Step to 7.58% on 10/25/27), 7.18%, 09/25/68 144A STEP	1,575,088	1,616,422
COLT Mortgage Loan Trust, Series 2023-3, Class A3
(Step to 7.58% on 02/25/25), 7.58%, 09/25/68 144A STEP	787,544	798,456
COMM Mortgage Trust, Series 2013-CR6, Class B
3.40%, 03/10/46 144A	181,281	158,654
COMM Mortgage Trust, Series 2014-277P, Class A
3.61%, 08/10/49 144A † γ	160,000	148,638
COMM Mortgage Trust, Series 2014-UBS6, Class A5
3.64%, 12/10/47	2,400,000	2,339,790
	Par	Value
COMM Mortgage Trust, Series 2020-CX, Class B
2.45%, 11/10/46 144A	$1,060,000	$859,013
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 2.51%), 7.85%, 04/25/31 144A †	5,939	5,950
Connecticut Avenue Securities Trust, Series 2019-R03, Class 1B1
(Floating, U.S. 30-Day Average SOFR + 4.21%), 9.55%, 09/25/31 144A †	896,928	944,468
Connecticut Avenue Securities Trust, Series 2019-R05, Class 1B1
(Floating, U.S. 30-Day Average SOFR + 4.21%), 9.55%, 07/25/39 144A †	841,020	873,568
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B1
(Floating, U.S. 30-Day Average SOFR + 3.10%), 8.44%, 10/25/41 144A †	310,000	313,061
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.55%), 6.89%, 10/25/41 144A †	589,000	588,979
Connecticut Avenue Securities Trust, Series 2021-R03, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.65%, 1.65% Floor), 6.99%, 12/25/41 144A †	245,000	241,962
Connecticut Avenue Securities Trust, Series 2023-R03, Class 2M2
(Floating, U.S. 30-Day Average SOFR + 3.90%), 9.24%, 04/25/43 144A †	229,179	245,776
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 3.10%, 3.10% Floor), 8.44%, 06/25/43 144A †	510,000	533,740
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 2.70%), 8.04%, 07/25/43 144A †	190,000	194,075
Connecticut Avenue Securities Trust, Series 2023-R08, Class 1B1
(Floating, U.S. 30-Day Average SOFR + 3.55%), 8.89%, 10/25/43 144A †	610,000	619,905
Connecticut Avenue Securities Trust, Series 2023-R08, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 2.50%), 7.84%, 10/25/43 144A †	545,000	558,886

See Notes to Financial Statements.

	Par	Value
CRSNT Trust, Series 2021-MOON, Class A
(Floating, CME Term SOFR 1M + 0.93%, 0.82% Floor), 6.30%, 04/15/36 144A †	$2,500,000	$2,396,826
CSAIL Commercial Mortgage Trust, Series 2021-C20, Class A3
2.80%, 03/15/54	800,000	673,558
CSMC Trust, Series 2010-16, Class B9
4.35%, 06/25/50 144A † γ	1,862,033	1,572,120
CSMC Trust, Series 2018-J1, Class A2
3.50%, 02/25/48 144A † γ	855,222	760,911
CSMC Trust, Series 2020-RPL5, Class A1
4.66%, 08/25/60 144A † γ	559,045	566,782
CSMC Trust, Series 2021-JR2, Class A1
2.22%, 11/25/61 144A † γ	755,534	731,137
CSMC, Series 2017-TIME, Class A
3.65%, 11/13/39 144A	530,000	459,846
CSMC, Series 2020-FACT, Class D
(Floating, CME Term SOFR 1M + 4.07%, 3.71% Floor), 9.44%, 10/15/37 144A †	670,000	619,311
CSMC, Series 2020-NET, Class A
2.26%, 08/15/37 144A	1,916,302	1,774,658
CSMC, Series 2020-NET, Class B
2.82%, 08/15/37 144A	650,000	600,144
CSMC, Series 2021-ADV, Class A
(Floating, CME Term SOFR 1M + 1.51%, 1.40% Floor), 6.88%, 07/15/38 144A †	2,600,000	2,301,251
CSMC, Series 2021-NQM4, Class A1
1.10%, 05/25/66 144A	1,296,600	1,078,746
CSMC, Series 2021-NQM8, Class A1
1.84%, 10/25/66 144A † γ	270,402	228,936
CSWF, Series 2021-SOP2, Class A
(Floating, CME Term SOFR 1M + 1.08%, 0.97% Floor), 6.44%, 06/15/34 144A †	1,021,149	945,178
DBJPM Mortgage Trust, Series 2016-C3, Class A4
2.63%, 08/10/49	219,907	204,696
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 3A1
4.36%, 02/25/36† γ	483,976	317,416
DOLP Trust, Series 2021-NYC, Class A
2.96%, 05/10/41 144A	3,400,000	2,813,061
DTP Commercial Mortgage Trust, Series 2023-STE2, Class A
6.04%, 01/15/41 144A † γ	500,000	494,294
EFMT, Series 2023-1, Class A2
(Step to 6.88% on 02/25/27), 6.24%, 02/25/68 144A STEP	1,156,696	1,148,524
Ellington Financial Mortgage Trust, Series 2021-2, Class A3
1.29%, 06/25/66 144A	953,447	761,842
	Par	Value
ELP Commercial Mortgage Trust, Series 2021-ELP, Class A
(Floating, CME Term SOFR 1M + 0.82%, 0.70% Floor), 6.18%, 11/15/38 144A †	$ 839,023	$ 824,054
EQUS Mortgage Trust, Series 2021-EQAZ, Class A
(Floating, CME Term SOFR 1M + 0.87%, 0.76% Floor), 6.23%, 10/15/38 144A †	1,099,978	1,079,077
Eurohome UK Mortgages PLC, Series 2007-1, Class A
(Floating, ICE LIBOR GBP 3M + 0.15%), 5.49%, 06/15/44(U) †	606,936	759,491
Extended Stay America Trust, Series 2021-ESH, Class A
(Floating, CME Term SOFR 1M + 1.19%, 1.08% Floor), 6.56%, 07/15/38 144A †	6,254,048	6,200,989
Federal Home Loan Mortgage Corporation
8.00%, 08/01/24	45	45
5.50%, 02/01/27	4,201	4,226
4.50%, 10/01/29	517	513
7.50%, 11/01/29	1,155	1,193
7.50%, 12/01/29	1,278	1,323
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.23%, 2.23% Floor, 11.36% Cap), 6.23%, 07/01/31†	1,838	1,831
7.50%, 11/01/31	5,701	5,716
(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.98%, 1.98% Floor, 10.60% Cap), 5.35%, 04/01/32†	176	174
4.00%, 09/01/32	100,000	96,512
3.50%, 08/01/33	262,819	252,671
4.22%, 08/01/33	100,000	97,837
5.00%, 08/01/33	1,635	1,666
5.00%, 09/01/33	271	276
5.00%, 10/01/33	907	924
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.37%, 2.37% Floor, 9.23% Cap), 4.68%, 03/01/34†	515	510
5.00%, 12/01/34	18,442	18,795
5.00%, 07/01/35	1,271	1,295
5.00%, 11/01/35	38,630	39,368
5.50%, 11/01/35	7,426	7,667
5.00%, 12/01/35	3,688	3,758
5.00%, 02/01/37	4,401	4,486
5.50%, 07/01/37	9,136	9,433
3.00%, 04/01/38	37,700	35,010
5.50%, 04/01/38	2,336	2,412
7.00%, 03/01/39	5,124	5,469
6.50%, 09/01/39	11,317	11,887
2.00%, 10/01/40	633,422	545,736
1.50%, 11/01/40	950,433	794,859
4.00%, 02/01/41	13,947	13,624
2.50%, 04/01/41	73,889	65,877
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
1.50%, 05/01/41	$1,377,585	$1,144,971
5.00%, 06/01/41	872	888
1.50%, 07/01/41	1,074,297	891,224
2.00%, 07/01/41	625,514	537,165
2.00%, 09/01/41	1,147,005	982,603
1.50%, 10/01/41	67,948	56,368
2.00%, 10/01/41	333,716	285,750
1.50%, 11/01/41	17,146	14,224
2.00%, 11/01/41	332,674	286,504
2.00%, 12/01/41	425,157	363,654
2.00%, 01/01/42	86,564	73,960
2.50%, 03/01/42	174,543	155,414
2.00%, 04/01/42	853,626	732,117
2.00%, 08/01/42	493,889	422,128
3.50%, 10/01/42	44,369	41,850
4.00%, 10/01/42	14,617	14,244
3.50%, 11/01/42	94,494	89,000
3.50%, 12/01/42	6,380	6,018
3.50%, 01/01/43	13,355	12,413
3.50%, 02/01/43	67,036	63,116
4.00%, 04/01/43	42,905	41,820
3.50%, 05/01/43	154,872	146,384
4.00%, 05/01/43	21,981	21,387
4.00%, 06/01/43	21,897	21,365
4.00%, 07/01/43	88,532	86,381
4.00%, 08/01/43	34,443	33,572
4.50%, 12/01/43	286,953	287,011
3.50%, 02/01/44	21,149	19,896
4.50%, 02/01/44	210,455	210,645
4.50%, 03/01/44	61,441	60,960
3.50%, 03/01/45	204,899	193,263
4.00%, 12/01/45	111,481	107,806
3.50%, 06/01/46	22,579	21,234
4.00%, 09/01/46	124,097	120,007
(Floating, U.S. Treasury Yield Curve Rate CMT 5Y + 1.29%, 1.29% Floor, 7.20% Cap), 2.11%, 03/01/47†	298,268	279,022
4.50%, 03/01/47	91,840	91,587
3.50%, 04/01/47	3,856,299	3,626,818
4.00%, 07/01/47	116,677	112,830
4.00%, 08/01/47	43,825	42,367
(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.62%, 1.62% Floor, 7.87% Cap), 2.87%, 11/01/47†	219,842	211,079
3.50%, 03/01/48	44,591	41,766
4.00%, 03/01/48	26,285	25,355
4.00%, 06/01/48	1,021,716	987,500
4.50%, 08/01/48	499,731	494,324
5.00%, 08/01/48	5,478	5,524
(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.63%, 1.63% Floor, 8.01% Cap), 3.01%, 11/01/48†	799,117	758,972
3.00%, 02/01/49	848,079	776,841
3.50%, 07/01/49	94,786	88,670
4.00%, 07/01/49	313,455	302,345
3.00%, 09/01/49	1,690,507	1,523,766
	Par	Value
4.50%, 09/01/49	$ 243,977	$ 240,113
3.00%, 11/01/49	225,738	203,667
4.50%, 12/01/49	328,378	322,711
(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.62%, 1.62% Floor, 8.10% Cap), 3.10%, 02/01/50†	109,270	103,695
4.00%, 03/01/50	3,269,924	3,136,109
4.50%, 03/01/50	7,601,428	7,502,227
4.50%, 05/01/50	172,679	169,306
2.50%, 07/01/50	617,102	534,867
4.00%, 07/01/50	93,564	90,352
3.00%, 08/01/50	1,822,840	1,635,223
2.00%, 09/01/50	1,378,155	1,134,544
4.50%, 09/01/50	485,097	477,266
2.00%, 11/01/50	530,417	440,320
2.50%, 11/01/50	466,139	404,082
2.50%, 12/01/50	1,507,545	1,300,633
3.00%, 12/01/50	2,453,272	2,211,897
3.50%, 12/01/50	665,953	618,639
2.00%, 01/01/51	2,350,199	1,934,512
4.50%, 01/01/51	208,591	205,824
1.50%, 02/01/51	247,902	194,074
2.00%, 02/01/51	1,039,686	863,215
2.50%, 02/01/51	933,392	800,241
2.00%, 03/01/51	936,953	780,477
2.00%, 04/01/51	286,261	240,371
2.00%, 05/01/51	4,437,561	3,651,155
2.50%, 05/01/51	8,041,631	6,923,036
2.50%, 07/01/51	261,132	221,890
2.50%, 08/01/51	834,571	720,353
2.00%, 09/01/51	171,610	142,430
2.50%, 09/01/51	1,830,829	1,570,462
2.50%, 10/01/51	529,851	455,081
2.00%, 11/01/51	699,074	575,616
2.50%, 11/01/51	3,752,863	3,223,091
2.50%, 12/01/51	81,494	69,897
3.00%, 12/01/51	91,856	82,115
2.00%, 01/01/52	5,327,915	4,358,031
2.50%, 01/01/52	2,236,151	1,929,113
3.50%, 01/01/52	21,163	19,521
2.00%, 02/01/52	1,005,201	822,250
2.50%, 02/01/52	263,630	227,546
1.50%, 03/01/52	129,320	100,837
2.00%, 03/01/52	16,200,682	13,251,540
3.00%, 03/01/52	177,779	157,640
4.50%, 03/01/52	202,581	196,727
2.50%, 04/01/52	2,738,570	2,363,738
3.00%, 04/01/52	1,155,798	1,024,936
4.00%, 04/01/52	1,589,788	1,516,078
5.00%, 05/01/52	41,372	41,479
3.00%, 06/01/52	935,116	829,112
3.50%, 06/01/52	185,337	170,324
4.00%, 06/01/52	1,097,789	1,049,367
4.50%, 06/01/52	270,191	263,579
5.00%, 06/01/52	900,358	904,722
3.00%, 07/01/52	1,750,617	1,552,224

See Notes to Financial Statements.

	Par	Value
3.50%, 07/01/52	$ 960,253	$ 882,526
5.00%, 07/01/52	2,163,411	2,166,887
5.00%, 08/01/52	27,431	27,450
5.00%, 09/01/52	924,313	916,986
4.50%, 11/01/52	746,034	726,242
5.00%, 11/01/52	187,578	186,761
6.00%, 11/01/52	1,059,225	1,093,812
5.00%, 12/01/52	187,159	185,588
5.50%, 12/01/52	95,664	96,350
6.00%, 12/01/52	449,079	458,244
5.00%, 01/01/53	276,980	274,784
5.50%, 01/01/53	285,561	288,831
6.00%, 01/01/53	1,855,668	1,910,329
6.50%, 01/01/53	249,665	256,273
4.00%, 02/01/53	657,689	631,083
6.50%, 02/01/53	278,025	285,434
5.00%, 03/01/53	1,184,033	1,175,589
5.50%, 03/01/53	283,874	286,513
5.00%, 04/01/53	4,584,535	4,550,134
5.50%, 04/01/53	1,160,836	1,167,715
6.50%, 04/01/53	369,777	379,974
4.50%, 05/01/53	5,871,094	5,761,812
5.50%, 05/01/53	662,128	668,609
6.50%, 05/01/53	561,835	581,206
5.00%, 06/01/53	3,558,784	3,525,178
5.50%, 06/01/53	1,829,112	1,840,797
5.00%, 07/01/53	699,930	693,321
5.50%, 07/01/53	196,341	198,667
5.00%, 08/01/53	1,845,593	1,865,964
5.50%, 08/01/53	383,803	386,097
5.50%, 09/01/53	14,580,385	14,655,552
6.00%, 09/01/53	5,864,218	5,997,305
Federal Home Loan Mortgage Corporation Reference REMIC, Series R007
6.00%, 05/15/36	58,193	61,119
Federal Home Loan Mortgage Corporation REMIC, Series 3325
(Floating, U.S. 30-Day Average SOFR + 0.61%, 0.50% Floor, 6.75% Cap), 5.95%, 06/15/37†	36,669	36,106
Federal Home Loan Mortgage Corporation REMIC, Series 3621
(Floating, 6.12% - U.S. 30-Day Average SOFR, 6.23% Cap), 0.78%, 01/15/40† IO	83,958	8,839
Federal Home Loan Mortgage Corporation REMIC, Series 3947
(Floating, 5.84% - U.S. 30-Day Average SOFR, 5.95% Cap), 0.50%, 10/15/41† IO	33,291	3,387
Federal Home Loan Mortgage Corporation REMIC, Series 3973
(Floating, 6.38% - U.S. 30-Day Average SOFR, 6.49% Cap), 1.04%, 12/15/41† IO	100,582	12,505
Federal Home Loan Mortgage Corporation REMIC, Series 4099
(Floating, 5.89% - U.S. 30-Day Average SOFR, 6.00% Cap), 0.55%, 08/15/42† IO	69,742	8,451
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 4194
3.50%, 04/15/43 IO	$102,010	$ 16,231
Federal Home Loan Mortgage Corporation REMIC, Series 4210
3.00%, 05/15/43	109,437	89,959
Federal Home Loan Mortgage Corporation REMIC, Series 4239
3.50%, 06/15/27 IO	37,604	1,117
Federal Home Loan Mortgage Corporation REMIC, Series 4298
4.00%, 04/15/43 IO	14,679	349
Federal Home Loan Mortgage Corporation REMIC, Series 4310
(Floating, 5.84% - U.S. 30-Day Average SOFR, 5.95% Cap), 0.50%, 02/15/44† IO	34,162	3,480
Federal Home Loan Mortgage Corporation REMIC, Series 4335
(Floating, 5.89% - U.S. 30-Day Average SOFR, 6.00% Cap), 0.55%, 05/15/44† IO	35,025	3,325
Federal Home Loan Mortgage Corporation REMIC, Series 4391
3.00%, 09/15/44	395,811	351,692
Federal Home Loan Mortgage Corporation REMIC, Series 4415
0.00%, 04/15/41† IO γ	41,084	2,180
Federal Home Loan Mortgage Corporation REMIC, Series 4638
(Floating, U.S. 30-Day Average SOFR + 0.55%), 5.26%, 07/15/40†	113,704	114,366
Federal Home Loan Mortgage Corporation REMIC, Series 4793
3.00%, 05/15/48	201,399	179,681
3.00%, 06/15/48	137,440	122,527
Federal Home Loan Mortgage Corporation REMIC, Series 4813
3.00%, 08/15/48	103,527	92,033
Federal Home Loan Mortgage Corporation REMIC, Series 4989
(Floating, U.S. 30-Day Average SOFR + 0.46%), 5.10%, 08/15/40†	471,821	465,533
(Floating, U.S. 30-Day Average SOFR + 0.46%), 5.24%, 10/15/40†	408,916	403,517
Federal Home Loan Mortgage Corporation REMIC, Series 5010
2.50%, 09/25/50 IO	520,661	81,564
Federal Home Loan Mortgage Corporation REMIC, Series 5013
2.50%, 09/25/50 IO	159,215	25,371
Federal Home Loan Mortgage Corporation REMIC, Series 5018
2.00%, 10/25/50 IO	326,305	43,110
Federal Home Loan Mortgage Corporation REMIC, Series 5040
2.50%, 11/25/50 IO	69,282	10,050
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 5059
2.50%, 01/25/51 IO	$411,157	$ 64,737
Federal Home Loan Mortgage Corporation REMIC, Series 5140
2.50%, 05/25/49 IO	608,676	83,597
Federal Home Loan Mortgage Corporation REMIC, Series 5161
2.00%, 03/25/51 IO	797,992	108,084
Federal Home Loan Mortgage Corporation REMIC, Series 5202
3.00%, 01/25/47 IO	734,382	95,244
Federal Home Loan Mortgage Corporation REMIC, Series 5224
4.00%, 04/25/52	900,000	827,007
Federal Home Loan Mortgage Corporation REMIC, Series 5274
2.50%, 01/25/51 IO	652,444	104,074
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA3, Class B1
(Floating, U.S. 30-Day Average SOFR + 5.21%), 10.55%, 06/25/50 144A †	864,875	948,565
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA4, Class B1
(Floating, U.S. 30-Day Average SOFR + 6.11%), 11.45%, 08/25/50 144A †	146,891	165,346
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA5, Class B1
(Floating, U.S. 30-Day Average SOFR + 4.80%), 10.14%, 10/25/50 144A †	540,000	605,499
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA5, Class M2
(Floating, U.S. 30-Day Average SOFR + 2.80%), 8.14%, 10/25/50 144A †	281,848	285,876
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA5, Class M2
(Floating, U.S. 30-Day Average SOFR + 1.65%), 6.99%, 01/25/34 144A †	124,804	125,373
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA1, Class M1B
(Floating, U.S. 30-Day Average SOFR + 1.85%), 7.19%, 01/25/42 144A †	310,000	310,451
	Par	Value
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA2, Class M2
(Floating, U.S. 30-Day Average SOFR + 3.75%), 9.09%, 02/25/42 144A †	$ 310,000	$ 320,687
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA4, Class M1B
(Floating, U.S. 30-Day Average SOFR + 3.35%), 8.69%, 05/25/42 144A †	330,000	343,833
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-HQA1, Class M1B
(Floating, U.S. 30-Day Average SOFR + 3.50%), 8.84%, 03/25/42 144A †	357,000	370,272
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2023-DNA1 Class M1A
(Floating, U.S. 30-Day Average SOFR + 2.10%), 7.44%, 03/25/43 144A †	1,029,929	1,046,930
Federal Home Loan Mortgage Corporation STRIP, Series 353
(Floating, 5.89% - U.S. 30-Day Average SOFR, 6.00% Cap), 0.55%, 12/15/46Ω † IO	155,684	17,425
Federal National Mortgage Association
2.81%, 04/01/25	50,000	48,603
(Floating, Enterprise 11th District COFI Index + 1.35%, 1.35% Floor, 12.05% Cap), 4.36%, 07/01/27†	2,005	1,969
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 11.81% Cap), 5.78%, 08/01/27†	1,370	1,364
(Floating, Enterprise 11th District COFI Index + 1.22%, 1.22% Floor, 10.42% Cap), 5.46%, 11/01/27 CONV †	2,036	1,994
4.49%, 06/01/28	100,000	100,746
5.34%, 09/01/28	100,000	104,231
5.45%, 10/01/28	99,839	104,150
5.43%, 11/01/28	100,000	105,064
4.31%, 02/01/30	200,000	199,024
2.93%, 06/01/30	18,639	17,179
8.00%, 10/01/30	3,748	3,916
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.51%, 2.51% Floor, 12.62% Cap), 6.63%, 12/01/30 CONV †	1,042	1,033
4.50%, 04/01/31	12,379	12,324

See Notes to Financial Statements.

	Par	Value
4.50%, 05/01/31	$ 48,474	$ 48,219
4.50%, 06/01/31	14,668	14,595
2.85%, 09/01/31	977,496	884,508
4.50%, 11/01/31	22,277	22,199
4.50%, 12/01/31	31,670	31,519
6.00%, 01/01/32	20,355	20,968
2.15%, 02/01/32† γ	39,765	33,553
6.00%, 03/01/32	1,286	1,327
6.00%, 04/01/32	63,350	65,814
3.35%, 06/01/32	100,000	92,386
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.13%, 1.13% Floor, 10.95% Cap), 6.05%, 06/01/32†	4,652	4,499
3.84%, 07/01/32	100,000	95,787
3.89%, 07/01/32	300,000	284,407
4.06%, 07/01/32	198,069	191,536
3.85%, 08/01/32	100,000	94,448
(Floating, Enterprise 11th District COFI Index + 1.25%, 1.25% Floor, 12.21% Cap), 4.14%, 08/01/32†	4,634	4,469
3.98%, 10/01/32	400,000	381,245
4.84%, 10/01/32	98,705	101,396
5.18%, 11/01/32	200,000	210,320
4.94%, 12/01/32	98,731	101,113
4.58%, 01/01/33	100,000	101,041
4.69%, 01/01/33	100,000	101,851
(Floating, Enterprise 11th District COFI Index + 1.32%, 1.32% Floor, 11.97% Cap), 4.21%, 05/01/33†	3,676	3,543
4.72%, 05/01/33	100,000	102,144
5.35%, 07/01/33	100,000	106,802
5.10%, 12/01/33	100,000	105,126
3.50%, 05/01/34	57,263	54,890
6.00%, 10/01/34	19,842	20,539
3.50%, 12/01/34	12,791	12,278
(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.55%, 1.55% Floor, 9.67% Cap), 3.80%, 12/01/34†	9,889	9,832
3.50%, 01/01/35	13,165	12,636
6.00%, 05/01/35	103,084	106,944
3.00%, 07/01/35	17,229	16,179
6.00%, 07/01/35	21,950	22,825
5.50%, 09/01/35	16,954	17,206
6.00%, 10/01/35	10,116	10,563
(Floating, Enterprise 11th District COFI Index + 1.30%, 1.30% Floor, 10.55% Cap), 4.31%, 11/01/35†	1,744	1,733
6.00%, 11/01/35	65,320	67,557
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.82%, 1.82% Floor, 8.96% Cap), 6.75%, 11/01/35†	7,149	6,943
3.00%, 02/01/36	250,313	234,391
3.00%, 04/01/36	199,460	186,858
5.50%, 04/01/36	1,212	1,216
	Par	Value
(Floating, Enterprise 11th District COFI Index + 1.26%, 3.95% Floor, 12.83% Cap), 4.59%, 05/01/36†	$ 8,755	$ 8,647
3.00%, 07/01/36	392,386	366,676
3.00%, 08/01/36	154,273	144,097
2.50%, 09/01/36	94,576	86,123
3.00%, 10/01/36	786,851	733,969
5.50%, 11/01/36	22,562	23,263
3.00%, 12/01/36	334,602	312,111
3.50%, 02/01/37	60,880	58,235
3.50%, 03/01/37	45,042	43,342
5.50%, 03/01/37	1,245	1,275
6.00%, 07/01/37	255,000	266,575
6.50%, 10/01/37	21,547	22,532
7.00%, 11/01/37	3,012	3,109
3.00%, 12/01/37	47,047	43,522
3.50%, 12/01/37	74,295	70,828
(Floating, Enterprise 11th District COFI Index + 1.26%, 1.26% Floor, 10.71% Cap), 4.79%, 12/01/37†	5,577	5,472
7.00%, 12/01/37	1,093	1,128
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.15%, 1.15% Floor, 10.60% Cap), 6.08%, 01/01/38†	1,348	1,326
2.50%, 03/01/38	335,311	305,227
3.00%, 06/01/38	189,601	177,339
5.00%, 06/01/38	25,624	26,076
5.50%, 08/01/38	16,160	16,662
7.00%, 11/01/38	4,263	4,446
7.00%, 02/01/39	2,447	2,580
3.50%, 08/01/39	48,279	46,228
3.50%, 02/01/40	131,057	125,754
3.00%, 03/01/40	188,835	176,020
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor, 9.64% Cap), 6.33%, 06/01/40†	8,427	8,468
6.33%, 10/01/40†	20,635	20,115
2.50%, 11/01/40	232,185	207,028
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.18%, 1.18% Floor, 10.25% Cap), 6.10%, 11/01/40†	2,913	2,833
2.50%, 03/01/41	75,491	67,306
2.50%, 04/01/41	234,351	208,942
4.50%, 04/01/41	47,786	47,796
2.50%, 05/01/41	559,499	499,883
2.00%, 06/01/41	160,090	137,356
6.00%, 07/01/41	176,763	184,854
4.50%, 08/01/41	19,825	19,829
2.00%, 09/01/41	250,078	214,551
2.00%, 10/01/41	920,465	788,413
2.00%, 11/01/41	167,728	144,366
2.50%, 11/01/41	82,488	73,492
4.50%, 11/01/41	65,968	65,942
2.00%, 12/01/41	85,350	73,016
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.00%, 01/01/42	$1,138,185	$ 973,559
2.00%, 02/01/42	519,370	443,996
2.50%, 02/01/42	336,264	299,516
2.50%, 03/01/42	172,846	153,903
2.50%, 04/01/42	443,181	391,587
2.00%, 05/01/42	91,271	78,167
2.50%, 05/01/42	88,673	78,953
2.00%, 06/01/42	791,979	677,042
3.00%, 06/01/42	90,078	82,386
4.00%, 06/01/42	18,478	17,985
2.50%, 09/01/42	94,689	84,368
3.50%, 09/01/42	15,485	14,584
4.00%, 10/01/42	53,809	52,376
2.50%, 11/01/42	9,372	8,251
4.00%, 11/01/42	606,951	588,509
2.50%, 12/01/42	4,806	4,238
3.00%, 12/01/42	6,938	6,433
3.50%, 12/01/42	30,080	28,430
4.00%, 12/01/42	40,510	39,471
2.50%, 01/01/43	6,759	5,958
3.00%, 01/01/43	134,108	123,059
3.50%, 01/01/43	499,007	469,990
2.50%, 02/01/43	7,076	6,227
2.50%, 03/01/43	604,605	533,090
3.00%, 03/01/43	94,880	87,514
3.50%, 03/01/43	236,526	224,350
2.50%, 04/01/43	762,629	669,200
3.00%, 04/01/43	143,654	132,350
4.00%, 04/01/43	22,092	21,525
2.50%, 05/01/43	11,074	9,675
3.00%, 05/01/43	86,828	79,969
2.50%, 06/01/43	12,761	11,235
3.00%, 06/01/43	81,259	74,839
4.00%, 06/01/43	189,397	184,682
3.00%, 07/01/43	370,510	341,239
4.00%, 07/01/43	208,616	203,266
2.50%, 08/01/43	118,841	104,188
4.00%, 08/01/43	65,834	64,080
4.50%, 09/01/43	131,719	130,310
2.50%, 10/01/43	20,822	18,331
3.00%, 10/01/43	121,514	111,924
4.50%, 10/01/43	54,471	54,029
4.50%, 11/01/43	34,494	34,212
4.50%, 12/01/43	57,892	57,419
4.50%, 01/01/44	30,763	30,512
4.00%, 04/01/44	481,104	467,957
4.50%, 10/01/44	141,776	140,932
4.00%, 12/01/44	891,162	868,197
3.00%, 01/01/45	163,026	150,162
4.00%, 01/01/45	54,696	52,832
4.50%, 02/01/45	456,878	454,259
4.50%, 04/01/45	224,641	223,304
4.50%, 05/01/45	27,955	27,789
4.50%, 06/01/45	203,757	202,544
4.00%, 08/01/45	2,330,477	2,254,258
3.00%, 11/01/45	462,776	423,516
3.50%, 01/01/46	142,472	133,553
3.00%, 07/01/46	239,168	218,569
	Par	Value
3.00%, 08/01/46	$ 31,207	$ 28,482
3.00%, 09/01/46	57,280	52,287
3.00%, 10/01/46	31,610	28,752
3.00%, 11/01/46	742,098	674,361
3.50%, 11/01/46	18,855	17,855
4.50%, 11/01/46	172,767	171,419
5.00%, 11/01/46	323,086	325,086
3.50%, 12/01/46	120,892	113,012
4.00%, 01/01/47	501,421	485,344
4.50%, 01/01/47	18,912	18,784
4.00%, 02/01/47	45,998	44,422
4.50%, 03/01/47	263,829	261,605
4.00%, 05/01/47	41,967	40,467
4.50%, 06/01/47	234,770	231,476
4.50%, 07/01/47	380,446	376,771
4.00%, 08/01/47	324,831	314,087
3.00%, 09/01/47	566,875	517,206
3.50%, 09/01/47	7,591,607	7,027,860
3.50%, 10/01/47	8,916,385	8,261,587
3.50%, 11/01/47	11,594,106	10,740,290
4.50%, 11/01/47	97,167	96,368
3.50%, 12/01/47	12,038,919	11,164,953
4.00%, 12/01/47	190,297	183,870
5.00%, 12/01/47	90,379	91,972
4.00%, 01/01/48	178,120	172,140
4.00%, 02/01/48	666,212	643,637
4.00%, 03/01/48	461,602	445,334
4.00%, 06/01/48	282,514	272,915
4.00%, 07/01/48	552,636	533,289
4.50%, 07/01/48	132,874	131,248
3.50%, 08/01/48	2,360,868	2,189,897
4.00%, 08/01/48	1,378,112	1,332,219
4.50%, 09/01/48	258,440	255,225
5.00%, 09/01/48	510,967	520,466
3.00%, 11/01/48	167,680	154,448
3.50%, 11/01/48	2,068,376	1,934,719
5.00%, 11/01/48	1,189,271	1,202,978
4.00%, 01/01/49	20,380	19,645
4.50%, 01/01/49	214,291	211,450
4.50%, 02/01/49	47,393	46,741
4.50%, 05/01/49	719,989	710,088
4.50%, 06/01/49	471,718	465,508
3.50%, 07/01/49	919,541	860,239
4.50%, 07/01/49	404,891	399,062
3.50%, 08/01/49	651,414	608,023
4.50%, 09/01/49	59,422	58,331
3.00%, 12/01/49	575,402	519,213
4.00%, 12/01/49	109,727	105,408
4.50%, 01/01/50	196,250	196,031
3.00%, 02/01/50	1,755,604	1,596,706
4.50%, 03/01/50	187,119	185,861
4.50%, 05/01/50	755,075	743,106
2.50%, 06/01/50	871,862	754,795
3.50%, 06/01/50	220,576	206,238
4.50%, 06/01/50	60,535	59,659
4.50%, 07/01/50	28,507	27,847
2.00%, 08/01/50	291,372	241,148
3.00%, 08/01/50	135,592	121,528

See Notes to Financial Statements.

	Par	Value
2.00%, 09/01/50	$ 280,327	$ 231,614
2.50%, 09/01/50	2,649,200	2,298,781
2.00%, 10/01/50	6,294,273	5,183,372
2.50%, 10/01/50	545,619	468,634
3.00%, 10/01/50	216,001	194,857
2.00%, 11/01/50	6,669,980	5,492,268
2.50%, 11/01/50	1,467,539	1,266,006
3.00%, 11/01/50	492,042	439,594
2.00%, 12/01/50	444,599	366,218
2.50%, 12/01/50	174,742	150,882
4.50%, 12/01/50	435,052	427,680
1.50%, 01/01/51	81,737	63,998
2.00%, 01/01/51	80,456	66,307
2.50%, 01/01/51	2,078,031	1,776,761
2.00%, 02/01/51	1,381,507	1,138,473
2.50%, 02/01/51	48,321	41,859
4.50%, 02/01/51	1,380,333	1,342,858
1.50%, 03/01/51	665,821	520,049
2.00%, 03/01/51	2,749,654	2,284,763
2.50%, 03/01/51	296,980	257,015
2.00%, 04/01/51	1,020,089	843,447
2.50%, 04/01/51	82,617	71,521
2.50%, 05/01/51	950,592	813,536
2.50%, 06/01/51	1,541,238	1,326,016
3.00%, 06/01/51	143,481	130,021
2.50%, 07/01/51	568,929	491,648
2.00%, 08/01/51	257,073	212,098
2.50%, 08/01/51	2,032,282	1,744,547
3.00%, 08/01/51	599,348	542,601
2.50%, 09/01/51	489,910	424,763
3.00%, 09/01/51	385,858	344,528
4.50%, 09/01/51	69,687	68,160
2.00%, 10/01/51	761,271	633,764
2.50%, 10/01/51	2,371,337	2,039,400
2.00%, 11/01/51	171,785	140,770
2.50%, 11/01/51	1,110,224	959,211
3.00%, 11/01/51	568,194	511,773
2.00%, 12/01/51	5,200,020	4,253,535
3.00%, 12/01/51	167,571	151,448
3.50%, 12/01/51	493,612	457,440
2.00%, 01/01/52	528,535	436,539
2.50%, 01/01/52	862,174	742,129
3.00%, 01/01/52	929,874	837,652
3.50%, 01/01/52	342,064	317,959
2.00%, 02/01/52	847,156	701,210
2.50%, 02/01/52	1,197,509	1,023,849
2.00%, 03/01/52	1,691,135	1,398,682
2.50%, 03/01/52	641,244	550,921
3.00%, 03/01/52	3,004,059	2,694,152
2.00%, 04/01/52	9,516,562	7,788,500
2.50%, 04/01/52	3,066,130	2,611,592
3.00%, 04/01/52	1,071,217	951,190
3.50%, 04/01/52	717,248	659,257
4.00%, 04/01/52	8,972	8,536
2.00%, 05/01/52	913,425	748,156
2.50%, 05/01/52	532,823	454,138
3.50%, 05/01/52	1,412,909	1,310,142
4.00%, 05/01/52	1,542,783	1,470,844
	Par	Value
2.00%, 06/01/52	$ 648,327	$ 530,873
3.00%, 06/01/52	1,890,275	1,676,165
3.50%, 06/01/52	645,976	593,731
4.00%, 06/01/52	1,172,213	1,122,545
5.00%, 06/01/52	174,772	174,841
3.00%, 07/01/52	1,703,309	1,510,005
3.50%, 07/01/52	200,000	183,824
4.00%, 07/01/52	2,682,334	2,569,157
4.50%, 07/01/52	95,663	93,462
5.00%, 07/01/52	1,081,899	1,080,492
3.00%, 08/01/52	939,747	832,926
5.00%, 08/01/52	884,345	886,219
5.50%, 08/01/52	82,863	83,330
4.00%, 09/01/52	938,583	889,205
4.50%, 09/01/52	276,372	269,627
5.00%, 09/01/52	352,311	349,519
5.50%, 09/01/52	1,852,461	1,887,398
5.00%, 10/01/52	187,291	185,927
4.50%, 11/01/52	359,322	348,940
5.00%, 11/01/52	274,600	272,261
6.00%, 11/01/52	200,000	203,330
2.50%, 12/01/52	67,177	57,219
3.00%, 12/01/52	49,567	43,944
4.00%, 12/01/52	390,039	369,507
6.00%, 12/01/52	902,951	932,437
4.50%, 01/01/53	279,472	271,396
5.00%, 01/01/53	190,463	188,953
6.00%, 01/01/53	88,929	90,795
6.50%, 01/01/53	722,316	748,693
5.00%, 02/01/53	191,482	189,963
5.50%, 02/01/53	581,108	589,045
6.50%, 02/01/53	174,822	179,514
4.50%, 03/01/53	286,763	278,493
5.00%, 04/01/53	2,319,073	2,298,861
5.50%, 04/01/53	3,173,236	3,205,043
4.00%, 05/01/53	969,568	918,278
5.00%, 05/01/53	12,899,880	12,797,836
5.50%, 05/01/53	484,641	490,693
6.00%, 05/01/53	379,336	387,640
5.00%, 06/01/53	5,501,302	5,457,413
6.00%, 06/01/53	1,155,921	1,186,826
4.50%, 07/01/53	399,999	388,440
5.00%, 07/01/53	240,639	238,507
6.00%, 07/01/53	672,882	687,555
5.00%, 08/01/53	959,800	951,047
5.50%, 08/01/53	599,156	604,378
5.50%, 09/01/53	1,759,854	1,769,984
6.50%, 09/01/53	14,366,801	14,728,694
5.00%, 10/01/53	899,999	891,500
5.50%, 11/01/53	218,403	219,522
6.50%, 11/01/53	808,200	828,558
6.50%, 12/01/53	25,003	25,633
4.00%, 02/01/56	253,732	247,589
5.50%, 09/01/56	359,842	374,422
4.00%, 01/01/57	163,204	155,211
4.00%, 06/01/57	247,668	237,230
4.50%, 09/01/57	382,469	373,421
4.50%, 08/01/58	105,204	102,716
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.50%, 07/01/61	$3,144,485	$2,610,322
2.50%, 09/01/61	87,958	73,016
3.50%, 09/01/62	3,855,911	3,507,021
Federal National Mortgage Association ACES, Series 2015-M1
0.50%, 09/25/24† IO γ	2,017,984	3,425
Federal National Mortgage Association ACES, Series 2016-M11
2.94%, 07/25/39	31,496	28,709
Federal National Mortgage Association ACES, Series 2017-M8
3.06%, 05/25/27	79,073	75,911
Federal National Mortgage Association ACES, Series 2019-M23
2.72%, 10/25/31† γ	274,955	244,870
Federal National Mortgage Association ACES, Series 2020-M33
2.24%, 01/25/31† IO γ	6,948,575	553,129
Federal National Mortgage Association ACES, Series 2020-M6
2.50%, 10/25/37	83,423	73,333
Federal National Mortgage Association ACES, Series 2023-M4
3.77%, 08/25/32† γ	200,000	190,910
Federal National Mortgage Association Grantor Trust, Series 2017-T1
2.90%, 06/25/27	99,130	93,906
Federal National Mortgage Association Interest STRIP, Series 409
3.00%, 04/25/27Ω IO	41,079	1,343
4.50%, 11/25/39Ω IO	12,804	2,369
3.50%, 11/25/41Ω IO	45,579	6,923
4.00%, 11/25/41Ω IO	61,563	11,120
4.00%, 04/25/42Ω IO	112,613	20,733
Federal National Mortgage Association Interest STRIP, Series 427
2.00%, 03/25/50Ω IO	830,321	99,660
Federal National Mortgage Association REMIC, Series 2000-32
(Floating, U.S. 30-Day Average SOFR + 0.56%, 0.45% Floor, 9.00% Cap), 5.90%, 10/18/30†	2,944	2,944
Federal National Mortgage Association REMIC, Series 2005-29
5.50%, 04/25/35	182,825	189,722
Federal National Mortgage Association REMIC, Series 2007-24
(Floating, 6.64% - U.S. 30-Day Average SOFR, 6.75% Cap), 1.30%, 03/25/37† IO	183,355	21,491
	Par	Value
Federal National Mortgage Association REMIC, Series 2011-52
5.00%, 06/25/41	$104,973	$106,139
Federal National Mortgage Association REMIC, Series 2011-59
5.50%, 07/25/41	358,036	370,066
Federal National Mortgage Association REMIC, Series 2011-96
(Floating, 6.44% - U.S. 30-Day Average SOFR, 6.55% Cap), 1.10%, 10/25/41† IO	133,692	11,320
Federal National Mortgage Association REMIC, Series 2012-101
4.00%, 09/25/27 IO	7,610	128
Federal National Mortgage Association REMIC, Series 2012-111
7.00%, 10/25/42	9,478	10,276
Federal National Mortgage Association REMIC, Series 2012-118
3.00%, 11/25/42	129,045	117,408
Federal National Mortgage Association REMIC, Series 2012-133
(Floating, 6.04% - U.S. 30-Day Average SOFR, 6.15% Cap), 0.70%, 12/25/42† IO	42,465	5,028
Federal National Mortgage Association REMIC, Series 2012-153
7.00%, 07/25/42	31,805	34,036
Federal National Mortgage Association REMIC, Series 2012-28
6.50%, 06/25/39	723	736
Federal National Mortgage Association REMIC, Series 2012-35
(Floating, 6.39% - U.S. 30-Day Average SOFR, 6.50% Cap), 1.05%, 04/25/42† IO	50,459	6,481
Federal National Mortgage Association REMIC, Series 2012-46
6.00%, 05/25/42	46,018	48,322
Federal National Mortgage Association REMIC, Series 2012-74
(Floating, 6.54% - U.S. 30-Day Average SOFR, 6.65% Cap), 1.20%, 03/25/42† IO	50,487	3,429
Federal National Mortgage Association REMIC, Series 2012-75
(Floating, 6.49% - U.S. 30-Day Average SOFR, 6.60% Cap), 1.15%, 07/25/42† IO	11,985	1,492

See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC, Series 2013-124
(Floating, 5.84% - U.S. 30-Day Average SOFR, 5.95% Cap), 0.50%, 12/25/43† IO	$161,435	$ 15,651
Federal National Mortgage Association REMIC, Series 2013-14
4.00%, 03/25/43 IO	47,007	7,925
Federal National Mortgage Association REMIC, Series 2013-17
3.00%, 03/25/28 IO	198,592	8,277
Federal National Mortgage Association REMIC, Series 2013-29
4.00%, 04/25/43 IO	134,046	22,683
Federal National Mortgage Association REMIC, Series 2013-54
(Floating, 6.04% - U.S. 30-Day Average SOFR, 6.15% Cap), 0.70%, 06/25/43† IO	67,509	8,787
Federal National Mortgage Association REMIC, Series 2013-9
5.50%, 04/25/42	200,438	205,886
6.50%, 07/25/42	84,163	90,273
Federal National Mortgage Association REMIC, Series 2014-47
0.00%, 08/25/44† IO γ	128,630	5,499
Federal National Mortgage Association REMIC, Series 2014-6
2.50%, 02/25/44	512,409	443,518
Federal National Mortgage Association REMIC, Series 2015-55
0.00%, 08/25/55† IO γ	44,966	2,173
Federal National Mortgage Association REMIC, Series 2015-56
(Floating, 6.04% - U.S. 30-Day Average SOFR, 6.15% Cap), 0.70%, 08/25/45† IO	27,266	3,698
Federal National Mortgage Association REMIC, Series 2017-76
(Floating, 5.99% - U.S. 30-Day Average SOFR, 6.10% Cap), 0.65%, 10/25/57† IO	343,415	44,224
Federal National Mortgage Association REMIC, Series 2017-85
(Floating, 6.09% - U.S. 30-Day Average SOFR, 6.20% Cap), 0.75%, 11/25/47† IO	110,248	11,257
Federal National Mortgage Association REMIC, Series 2020-47
2.00%, 07/25/50	321,734	197,948
	Par	Value
Federal National Mortgage Association REMIC, Series 2020-56
2.50%, 08/25/50 IO	$ 151,719	$ 23,782
Federal National Mortgage Association REMIC, Series 2020-57
2.00%, 04/25/50	49,169	42,888
Federal National Mortgage Association REMIC, Series 2020-73
3.00%, 10/25/50 IO	609,540	99,827
Federal National Mortgage Association REMIC, Series 2020-74
2.50%, 10/25/50 IO	147,533	23,683
Federal National Mortgage Association REMIC, Series 2020-89
2.50%, 12/25/50 IO	734,805	113,296
Federal National Mortgage Association REMIC, Series 2021-1
2.50%, 02/25/51 IO	583,953	95,328
Federal National Mortgage Association REMIC, Series 2021-28
2.00%, 04/25/51	375,571	312,273
Federal National Mortgage Association REMIC, Series 2021-3
2.50%, 02/25/51 IO	768,024	117,516
Federal National Mortgage Association REMIC, Series 2021-43
2.50%, 06/25/51 IO	1,469,228	216,305
Federal National Mortgage Association REMIC, Series 2022-86
2.50%, 05/25/50 IO	753,214	104,198
Federal National Mortgage Association REMIC, Series 2023-2
2.00%, 10/25/50 IO	1,885,708	231,203
Federal National Mortgage Association REMIC, Series 2023-54
6.50%, 04/25/49	969,640	1,005,262
FHLMC Multifamily Structured Pass-Through Certificates, Series K068
0.55%, 08/25/27† IO γ	2,297,474	30,468
FHLMC Multifamily Structured Pass-Through Certificates, Series K091
0.71%, 03/25/29† IO γ	1,388,476	35,019
FHLMC Multifamily Structured Pass-Through Certificates, Series K093
1.08%, 05/25/29† IO γ	1,921,433	78,662
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
FHLMC Multifamily Structured Pass-Through Certificates, Series K094
1.01%, 06/25/29† IO γ	$ 989,974	$ 38,931
FHLMC Multifamily Structured Pass-Through Certificates, Series K104
1.25%, 01/25/30† IO γ	3,426,787	183,001
FHLMC Multifamily Structured Pass-Through Certificates, Series K128
0.61%, 03/25/31† IO γ	8,822,262	257,241
FHLMC Multifamily Structured Pass-Through Certificates, Series K130
1.14%, 06/25/31† IO γ	8,084,020	489,696
FHLMC Multifamily Structured Pass-Through Certificates, Series K131
0.83%, 07/25/31† IO γ	4,489,684	197,950
FHLMC Multifamily Structured Pass-Through Certificates, Series K148
0.39%, 07/25/32† IO γ	19,183,974	392,578
FHLMC Multifamily Structured Pass-Through Certificates, Series K-1519
0.69%, 12/25/35† IO γ	6,097,312	284,132
FHLMC Multifamily Structured Pass-Through Certificates, Series K-152
3.78%, 11/25/32	1,000,000	954,713
FHLMC Multifamily Structured Pass-Through Certificates, Series K-157
0.42%, 05/25/33† IO γ	8,999,727	207,621
FHLMC Multifamily Structured Pass-Through Certificates, Series K-161
4.90%, 10/25/33	1,550,000	1,608,057
FHLMC Multifamily Structured Pass-Through Certificates, Series K510
5.07%, 10/25/28	600,000	618,834
FHLMC Multifamily Structured Pass-Through Certificates, Series K736
1.41%, 07/25/26† IO γ	956,161	24,162
FHLMC Multifamily Structured Pass-Through Certificates, Series K741
0.65%, 12/25/27† IO γ	2,982,444	54,734
FHLMC Multifamily Structured Pass-Through Certificates, Series KF153
(Floating, U.S. 30-Day Average SOFR + 0.68%, 0.68% Floor), 6.01%, 02/25/33†	700,000	700,204
FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M3
(Floating, U.S. 30-Day Average SOFR + 3.91%), 9.25%, 03/25/29†	106,911	111,560
	Par	Value
FHLMC Structured Agency Credit Risk Debt Notes, Series 2023-DNA2, Class M1A
(Floating, U.S. 30-Day Average SOFR + 2.10%), 7.44%, 04/25/43 144A †	$1,064,099	$1,081,531
FHLMC Structured Agency Credit Risk Debt Notes, Series 2023-HQA2, Class M1B
(Floating, U.S. 30-Day Average SOFR + 3.35%), 8.69%, 06/25/43 144A †	374,000	395,410
FHLMC Structured Pass-Through Certificates, Series T-61, Class 1A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 6.41%, 07/25/44†	220,016	204,805
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
6.84%, 06/25/34† γ	86,019	80,501
GCAT Trust, Series 2022-NQM3, Class A3
4.35%, 04/25/67 144A † γ	2,244,986	2,091,615
GCAT Trust, Series 2022-NQM4, Class A1
(Step to 5.77% on 09/25/26), 5.27%, 08/25/67 144A STEP	118,750	117,091
GCAT Trust, Series 2022-NQM4, Class A2
(Step to 5.77% on 09/25/26), 5.73%, 08/25/67 144A STEP	527,778	521,992
GCAT Trust, Series 2022-NQM4, Class A3
(Step to 5.77% on 09/25/26), 5.73%, 08/25/67 144A STEP	1,583,333	1,562,206
Government National Mortgage Association
7.00%, 01/15/26	758	759
7.00%, 07/15/27	4,197	4,209
7.00%, 01/15/28	6,179	6,208
7.00%, 03/15/28	8,645	8,750
7.00%, 07/15/28	772	774
6.50%, 08/15/28	752	775
7.00%, 08/15/28	1,068	1,076
7.50%, 08/15/28	3,702	3,765
6.50%, 09/15/28	1,231	1,259
7.00%, 10/15/28	6,814	6,855
7.50%, 03/15/29	3,510	3,543
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 2.75%, 11/20/29†	7,096	6,912
8.50%, 11/20/30	3,080	3,235
6.50%, 08/15/31	7,893	8,138
7.50%, 08/15/31	3,726	3,765
6.50%, 10/15/31	14,835	15,373
6.00%, 11/15/31	43,574	44,431
6.00%, 12/15/31	4,827	4,977
6.00%, 01/15/32	37,029	38,051
6.00%, 02/15/32	26,326	26,789

See Notes to Financial Statements.

	Par	Value
6.50%, 02/15/32	$ 4,791	$ 4,951
6.00%, 04/15/32	23,641	24,317
6.50%, 06/15/32	21,400	22,080
6.50%, 08/15/32	19,338	19,884
6.50%, 09/15/32	24,464	25,356
6.00%, 10/15/32	37,229	38,628
5.50%, 11/15/32	4,156	4,185
6.00%, 11/15/32	21,786	22,469
6.00%, 12/15/32	11,232	11,581
5.50%, 01/15/33	1,525	1,532
6.00%, 01/15/33	9,575	9,874
5.50%, 02/15/33	4,821	4,879
6.00%, 02/15/33	9,985	10,357
5.50%, 03/15/33	5,336	5,401
6.50%, 04/15/33	54,287	55,734
6.00%, 06/15/33	13,885	14,258
5.50%, 07/15/33	7,171	7,232
5.50%, 08/15/33	2,346	2,374
5.50%, 09/15/33	998	1,004
6.00%, 10/15/33	13,017	13,214
6.50%, 10/15/33	37,919	38,853
5.50%, 04/15/34	2,412	2,421
5.50%, 05/15/34	2,028	2,053
6.50%, 08/15/34	25,663	26,509
5.50%, 09/15/34	24,904	25,179
5.50%, 12/15/34	24,792	25,091
5.50%, 01/15/35	18,834	19,058
6.00%, 09/20/38	53,669	55,714
5.00%, 07/20/40	4,009	4,087
5.00%, 09/20/40	19,299	19,685
4.00%, 10/20/40	2,192	2,151
6.00%, 10/20/40	6,496	6,863
6.00%, 01/20/41	5,737	6,038
4.50%, 04/20/41	75,093	75,176
3.00%, 09/15/42	182,413	166,855
3.00%, 10/15/42	84,056	76,366
3.00%, 11/15/42	36,241	32,713
4.00%, 08/20/43	127,995	125,583
3.50%, 06/20/44	44,456	42,238
3.00%, 01/15/45	601,994	541,643
3.50%, 03/20/45	19,126	18,073
3.50%, 04/15/45	185,707	175,682
3.50%, 04/20/45	113,257	107,192
4.00%, 05/20/45	10,812	10,565
4.00%, 10/20/45	78,358	76,252
3.50%, 11/20/45	126,379	119,307
3.50%, 01/20/46	50,322	47,617
3.50%, 04/20/46	107,400	101,379
3.50%, 05/20/46	54,338	51,291
3.50%, 06/20/46	111,128	104,880
3.50%, 07/20/46	56,114	52,956
3.00%, 08/20/46	144,844	133,292
3.50%, 09/20/46	463,414	431,950
3.00%, 11/20/46	35,073	32,241
3.50%, 04/20/47	1,181,442	1,114,468
3.50%, 05/20/47	65,642	61,938
4.00%, 06/20/47	463,666	447,440
4.50%, 08/20/47	21,566	21,391
	Par	Value
3.00%, 09/20/47	$ 9,660	$ 8,866
4.00%, 09/20/47	291,843	282,046
3.50%, 10/20/47	302,005	283,369
4.00%, 11/20/47	178,512	172,503
3.50%, 12/20/47	1,098,598	1,037,283
4.00%, 12/20/47	81,909	79,015
3.00%, 02/20/48	45,561	41,770
4.00%, 02/20/48	50,474	48,814
4.00%, 03/20/48	593,217	573,676
4.00%, 04/20/48	50,645	48,972
4.50%, 04/20/48	133,173	131,825
4.00%, 05/20/48	108,629	105,006
4.50%, 05/20/48	519,880	514,377
5.00%, 05/20/48	46,191	46,603
3.50%, 06/15/48	90,003	85,244
4.50%, 06/20/48	398,011	393,737
4.50%, 07/20/48	8,942	8,846
5.00%, 07/20/48	103,461	104,414
4.50%, 08/20/48	1,300,696	1,286,525
5.00%, 08/20/48	119,550	120,396
3.50%, 09/20/48	126,180	118,922
4.50%, 09/20/48	782,010	773,452
4.50%, 10/20/48	123,636	122,277
5.00%, 10/20/48	696,716	702,392
3.50%, 11/20/48	459,296	432,674
5.00%, 11/20/48	994,048	1,003,395
4.50%, 12/20/48	573,406	567,044
5.00%, 12/20/48	653,545	658,165
4.50%, 01/20/49	2,071,627	2,048,524
5.00%, 01/20/49	1,678,133	1,687,927
4.00%, 02/20/49	1,222,335	1,183,454
4.50%, 02/20/49	361,504	357,456
5.00%, 02/20/49	36,480	36,659
4.00%, 03/20/49	873,914	843,424
4.50%, 03/20/49	573,428	567,042
5.00%, 03/20/49	164,321	165,229
4.00%, 04/20/49	99,115	95,656
5.00%, 04/20/49	63,965	64,336
3.50%, 07/20/49	167,582	157,815
3.00%, 08/20/49	1,265,117	1,156,674
5.00%, 08/20/49	2,564,997	2,583,124
5.00%, 09/20/49	107,852	108,781
3.50%, 10/20/49	33,154	31,090
4.00%, 10/20/49	29,060	28,170
4.50%, 10/20/49	159,027	157,280
4.00%, 11/20/49	34,327	32,880
5.00%, 11/20/49	275,761	278,177
3.00%, 01/20/50	178,748	162,307
4.00%, 01/20/50	35,894	35,150
5.00%, 01/20/50	90,005	90,721
3.50%, 02/20/50	626,023	588,981
4.00%, 02/20/50	31,130	30,413
3.00%, 03/20/50	7,264,951	6,627,801
4.00%, 03/20/50	29,520	28,909
4.00%, 04/20/50	120,830	116,196
3.50%, 05/15/50	80,001	75,087
4.50%, 05/20/50	366,803	361,933
3.50%, 06/20/50	731,084	687,879
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.00%, 08/20/50	$ 61,125	$ 51,845
3.50%, 11/20/50	831,087	782,664
2.50%, 12/20/50	140,434	120,486
4.50%, 12/20/50	234,181	231,582
2.00%, 01/20/51	699,648	593,685
2.00%, 02/20/51	291,565	247,364
3.00%, 02/20/51	100,322	91,682
2.00%, 03/20/51	764,876	633,121
2.50%, 06/20/51	409,638	354,913
3.00%, 07/20/51	128,688	116,822
2.50%, 08/20/51	644,555	558,421
2.50%, 09/20/51	378,841	326,109
3.00%, 09/20/51	1,520,915	1,379,670
2.50%, 10/20/51	3,489,019	3,022,754
2.50%, 11/20/51	822,504	712,572
3.00%, 11/20/51	1,174,489	1,065,961
2.50%, 12/20/51	4,265,676	3,686,341
3.00%, 12/20/51	836,141	758,022
2.50%, 01/20/52	984,868	848,806
3.00%, 02/20/52	607,531	552,395
3.00%, 03/20/52	1,621,017	1,458,727
3.50%, 03/20/52	184,704	170,284
3.00%, 04/20/52	935,330	828,363
3.50%, 06/20/52	182,609	167,890
4.00%, 06/20/52	368,242	353,145
4.50%, 08/20/52	466,868	456,153
4.50%, 09/20/52	10,830,395	10,583,842
5.00%, 09/20/52	188,402	189,686
5.00%, 10/20/52	467,548	465,460
5.00%, 11/20/52	1,039,893	1,034,088
5.00%, 12/20/52	1,423,643	1,416,681
5.00%, 01/20/53	568,927	568,535
3.50%, 02/20/53	1,875,030	1,755,412
5.50%, 02/20/53	288,784	292,012
3.00%, 04/20/53	93,197	84,981
5.50%, 05/20/53	1,079,012	1,086,619
5.50%, 07/20/53	197,734	200,343
5.00%, 08/20/53	788,354	787,169
5.50%, 08/20/53	896,846	906,188
6.50%, 09/20/53	197,971	204,562
6.50%, 11/20/53	99,896	103,723
2.00%, 01/01/54 TBA	4,900,000	4,154,281
2.50%, 01/01/54 TBA	5,600,000	4,904,813
3.00%, 01/01/54 TBA	1,300,000	1,178,469
3.50%, 01/01/54 TBA	1,200,000	1,118,531
4.00%, 01/01/54 TBA	600,000	573,281
5.00%, 01/01/54 TBA	6,400,000	6,363,000
5.50%, 01/01/54 TBA	9,600,000	9,665,250
6.00%, 01/01/54 TBA	11,400,000	11,593,266
6.50%, 01/01/54 TBA	14,000,000	14,333,703
6.50%, 03/01/54 TBA	200,000	204,298
Government National Mortgage Association, Series 2007-30
(Floating, CME Term SOFR 1M + 0.41%, 0.30% Floor, 6.50% Cap), 5.77%, 05/20/37†	44,342	44,148
	Par	Value
Government National Mortgage Association, Series 2007-51
(Floating, 6.47% - CME Term SOFR 1M, 6.58% Cap), 1.11%, 08/20/37† IO	$ 417,380	$ 14,081
Government National Mortgage Association, Series 2010-85
(Floating, 6.54% - CME Term SOFR 1M, 6.65% Cap), 1.18%, 01/20/40† IO	1,312	7
Government National Mortgage Association, Series 2010-H28
(Floating, CME Term SOFR 1M + 0.51%, 0.40% Floor, 10.50% Cap), 5.84%, 12/20/60†	67,071	66,723
Government National Mortgage Association, Series 2011-H08
(Floating, CME Term SOFR 1M + 0.59%, 0.48% Floor, 10.50% Cap), 5.92%, 03/20/61†	92,479	92,152
Government National Mortgage Association, Series 2011-H09
(Floating, CME Term SOFR 1M + 0.61%, 0.50% Floor, 10.50% Cap), 5.94%, 03/20/61†	43,480	43,316
Government National Mortgage Association, Series 2012-144
0.32%, 01/16/53† IO γ	2,492,081	16,932
Government National Mortgage Association, Series 2012-34
(Floating, 5.94% - CME Term SOFR 1M, 6.05% Cap), 0.58%, 03/20/42† IO	15,948	1,933
Government National Mortgage Association, Series 2012-H27
1.72%, 10/20/62† IO γ	167,358	4,332
Government National Mortgage Association, Series 2012-H30
(Floating, CME Term SOFR 1M + 0.46%, 0.35% Floor, 10.50% Cap), 5.79%, 12/20/62†	158,764	157,642
Government National Mortgage Association, Series 2013-107
2.84%, 11/16/47† γ	110,185	98,398
Government National Mortgage Association, Series 2013-53
3.50%, 04/20/43 IO	28,946	3,010
Government National Mortgage Association, Series 2014-118
(Floating, 6.09% - CME Term SOFR 1M, 6.20% Cap), 0.73%, 08/20/44† IO	85,629	10,882
Government National Mortgage Association, Series 2014-17
3.54%, 06/16/48† γ	3,819	3,605
Government National Mortgage Association, Series 2014-93
0.66%, 11/16/55† IO γ	627,526	16,062
Government National Mortgage Association, Series 2015-167
4.00%, 04/16/45 IO	42,158	7,779

See Notes to Financial Statements.

	Par	Value
Government National Mortgage Association, Series 2015-H11
(Floating, CME Term SOFR 1M + 0.66%, 0.55% Floor, 7.50% Cap), 5.99%, 05/20/65†	$1,155,288	$1,145,425
Government National Mortgage Association, Series 2015-H14
(Floating, CME Term SOFR 1M + 0.54%, 0.43% Floor, 11.00% Cap), 5.87%, 05/20/65†	470,234	468,271
(Floating, CME Term SOFR 1M + 0.68%, 0.57% Floor, 7.50% Cap), 6.01%, 06/20/65†	2,043,696	2,029,472
Government National Mortgage Association, Series 2015-H15
(Floating, CME Term SOFR 1M + 0.69%, 0.58% Floor, 7.50% Cap), 6.02%, 06/20/65†	836,234	828,912
(Floating, CME Term SOFR 1M + 0.71%, 0.60% Floor, 7.50% Cap), 6.04%, 06/20/65†	1,890,225	1,876,749
Government National Mortgage Association, Series 2015-H16
(Floating, CME Term SOFR 1M + 0.71%, 0.60% Floor), 6.04%, 07/20/65†	1,978,802	1,963,213
Government National Mortgage Association, Series 2015-H17
(Floating, CME Term SOFR 1M + 0.57%, 0.46% Floor), 5.90%, 06/20/65†	127,807	127,245
Government National Mortgage Association, Series 2015-H18
(Floating, CME Term SOFR 1M + 0.71%, 0.60% Floor, 7.50% Cap), 6.04%, 07/20/65†	273,560	271,612
Government National Mortgage Association, Series 2015-H19
(Floating, CME Term SOFR 1M + 0.71%, 0.60% Floor), 6.04%, 08/20/65†	286,583	284,202
Government National Mortgage Association, Series 2015-H22
(Floating, CME Term SOFR 1M + 0.71%, 0.60% Floor, 7.50% Cap), 6.04%, 09/20/65†	320,306	317,643
Government National Mortgage Association, Series 2015-H23
(Floating, CME Term SOFR 1M + 0.73%, 0.62% Floor, 7.50% Cap), 6.06%, 09/20/65†	341,332	338,411
Government National Mortgage Association, Series 2015-H26
(Floating, CME Term SOFR 1M + 0.63%, 0.52% Floor, 11.00% Cap), 5.96%, 10/20/65†	795,335	791,816
Government National Mortgage Association, Series 2015-H30
(Floating, CME Term SOFR 1M + 0.79%, 0.68% Floor), 6.12%, 08/20/61†	1,474	1,459
	Par	Value
Government National Mortgage Association, Series 2016-152
0.74%, 08/15/58† IO γ	$2,254,873	$ 79,582
Government National Mortgage Association, Series 2017-190
0.62%, 03/16/60† IO γ	1,422,517	49,660
Government National Mortgage Association, Series 2017-H15
0.84%, 07/20/67† IO γ	307,458	14,762
(Floating, CME Term SOFR 12M + 1.52%, 0.80% Floor, 7.50% Cap), 6.53%, 07/20/67†	1,000,276	1,005,862
Government National Mortgage Association, Series 2017-H18
0.05%, 09/20/67† IO γ	2,327,644	71,406
Government National Mortgage Association, Series 2017-H20
0.25%, 10/20/67† IO γ	102,740	3,526
Government National Mortgage Association, Series 2017-H22
0.00%, 11/20/67† IO γ	791,999	22,585
Government National Mortgage Association, Series 2018-H07
(Floating, CME Term SOFR 1M + 0.41%, 0.30% Floor, 11.00% Cap), 5.74%, 05/20/68†	285,305	284,707
Government National Mortgage Association, Series 2020-123
2.50%, 08/20/50 IO	509,447	67,853
Government National Mortgage Association, Series 2020-127
2.50%, 08/20/50 IO	144,557	19,681
Government National Mortgage Association, Series 2020-129
2.50%, 09/20/50 IO	150,667	20,495
Government National Mortgage Association, Series 2020-160
2.50%, 10/20/50 IO	688,456	93,484
Government National Mortgage Association, Series 2020-173
2.50%, 11/20/50 IO	2,106,811	285,949
Government National Mortgage Association, Series 2020-179
1.01%, 09/16/62† IO γ	6,758,690	430,222
Government National Mortgage Association, Series 2020-181
2.00%, 12/20/50 IO	1,154,883	125,723
Government National Mortgage Association, Series 2020-47
3.50%, 04/20/50 IO	311,396	52,394
Government National Mortgage Association, Series 2020-H09
(Floating, CME Term SOFR 1M + 1.36%, 1.25% Floor, 11.00% Cap), 6.69%, 04/20/70†	102,389	103,354
(Floating, CME Term SOFR 1M + 1.26%, 1.15% Floor), 6.59%, 05/20/70†	308,072	307,187
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Government National Mortgage Association, Series 2020-H13
(Floating, CME Term SOFR 1M + 0.56%, 0.45% Floor, 7.50% Cap), 5.89%, 07/20/70†	$ 124,846	$ 120,995
Government National Mortgage Association, Series 2021-135
2.00%, 08/20/51	3,876,276	3,210,777
Government National Mortgage Association, Series 2021-14
1.34%, 06/16/63	360,258	272,582
Government National Mortgage Association, Series 2021-188
2.00%, 10/20/51	1,052,736	858,556
Government National Mortgage Association, Series 2021-191
3.00%, 10/20/51 IO	634,286	111,836
Government National Mortgage Association, Series 2021-21
1.40%, 06/16/63	693,709	526,435
Government National Mortgage Association, Series 2021-223
2.00%, 06/20/51	843,098	736,982
Government National Mortgage Association, Series 2021-29
2.50%, 02/20/51 IO	451,988	81,518
Government National Mortgage Association, Series 2021-77
1.25%, 07/20/50	356,815	283,399
Government National Mortgage Association, Series 2022-102
2.25%, 06/16/64	1,500,000	882,751
Government National Mortgage Association, Series 2022-139
4.00%, 07/20/51	300,000	273,653
Government National Mortgage Association, Series 2022-189
2.50%, 10/20/51	560,056	472,256
Government National Mortgage Association, Series 2022-196
3.00%, 10/16/64† γ	300,000	226,981
Government National Mortgage Association, Series 2022-210
0.70%, 07/16/64† IO γ	1,483,117	94,557
Government National Mortgage Association, Series 2022-216
0.75%, 07/16/65† IO γ	1,488,896	95,607
Government National Mortgage Association, Series 2022-220
3.00%, 10/16/64	300,000	229,115
Government National Mortgage Association, Series 2022-3
0.64%, 02/16/61† IO γ	96,458	4,853
Government National Mortgage Association, Series 2023-92
0.61%, 06/16/64† IO γ	1,999,794	124,941
2.00%, 06/16/64	1,699,825	1,317,488
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, CME Term SOFR 1M + 0.47%, 0.36% Floor), 5.83%, 01/25/37†	263,492	231,623
	Par	Value
GS Mortgage Securities Corporation Trust, Series 2018-SRP5, Class A
(Floating, CME Term SOFR 1M + 1.91%, 1.30% Floor), 7.28%, 09/15/31 144A †	$1,361,908	$ 939,712
GS Mortgage Securities Corporation Trust, Series 2021-DM, Class AS
(Floating, CME Term SOFR 1M + 1.50%, 1.39% Floor), 6.86%, 11/15/36 144A †	1,370,000	1,354,865
GS Mortgage Securities Corporation Trust, Series 2021-RENT, Class B
(Floating, CME Term SOFR 1M + 1.21%, 1.10% Floor), 6.58%, 11/21/35 144A †	663,129	641,466
GS Mortgage Securities Trust, Series 2015-GC30, Class AS
3.78%, 05/10/50	370,000	350,977
GS Mortgage Securities Trust, Series 2017-GS6, Class A2
3.16%, 05/10/50	295,302	276,857
GS Mortgage Securities Trust, Series 2017-GS7, Class A4
3.43%, 08/10/50	850,000	785,033
GS Mortgage-Backed Securities Trust, Series 2022-GR2, Class A2
3.00%, 08/26/52 144A † γ	2,329,012	1,997,714
GS Mortgage-Backed Securities Trust, Series 2022-PJ3, Class A4
2.50%, 08/25/52 144A † γ	1,968,392	1,621,596
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
4.66%, 09/25/35† γ	133,682	125,640
HIT Trust, Series 2022-HI32, Class C
(Floating, CME Term SOFR 1M + 3.74%, 3.74% Floor), 9.10%, 07/15/24 144A †	1,211,424	1,208,148
Impac CMB Trust, Series 2004-8, Class 1A
(Floating, CME Term SOFR 1M + 0.83%, 0.72% Floor, 11.00% Cap), 6.19%, 10/25/34†	7,488	7,034
IndyMac ARM Trust, Series 2001-H2, Class A1
5.69%, 01/25/32† γ	2,676	2,561
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class D
4.96%, 05/15/45† γ	197,480	179,050
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A
2.29%, 03/05/42 144A	1,900,000	1,532,314
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
4.27%, 02/25/35† γ	9,268	8,552
JP Morgan Mortgage Trust, Series 2018-4, Class A1
3.50%, 10/25/48 144A † γ	109,621	96,815

See Notes to Financial Statements.

	Par	Value
JP Morgan Mortgage Trust, Series 2021-14, Class A11
(Floating, U.S. 30-Day Average SOFR + 0.95%, 5.00% Cap), 5.00%, 05/25/52 144A †	$1,930,948	$1,792,541
JP Morgan Mortgage Trust, Series 2021-6, Class A3
2.50%, 10/25/51 144A † γ	1,817,111	1,498,108
JP Morgan Mortgage Trust, Series 2021-LTV2, Class A1
2.52%, 05/25/52 144A	913,215	755,490
JP Morgan Mortgage Trust, Series 2022-INV1, Class A3
3.00%, 03/25/52 144A † γ	1,924,720	1,653,329
JP Morgan Mortgage Trust, Series 2022-LTV2, Class A3
3.50%, 09/25/52 144A † γ	1,924,991	1,715,281
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class ASB
3.41%, 11/15/47	133,943	132,401
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class ASB
3.36%, 11/15/48	248,041	242,572
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class B
4.01%, 03/15/50	630,000	484,151
KREST Commercial Mortgage Securities Trust, Series 2021-CHIP, Class A
2.56%, 11/05/44 144A	2,300,000	1,722,784
LSTAR Securities Investment, Ltd., Series 2023-1, Class A1
(Floating, U.S. SOFR + 3.50%), 8.89%, 01/01/28 144A †	527,903	527,628
Ludgate Funding PLC, Series 2007-1, Class A2A
(Floating, ICE LIBOR GBP 3M + 0.16%), 5.48%, 01/01/61(U) †	415,551	508,479
Ludgate Funding PLC, Series 2008-W1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.60%), 5.92%, 01/01/61(U) †	336,226	411,969
Manhattan West Mortgage Trust, Series 2020-OMW, Class A
2.13%, 09/10/39 144A	1,700,000	1,504,951
Mansard Mortgages PLC, Series 2007-1X, Class A2
(Floating, SONIA Interest Rate + 0.30%), 5.52%, 04/15/47(U) †	411,452	515,304
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7
5.40%, 11/21/34† γ	69,748	65,591
MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 4A1
4.60%, 05/25/34† γ	36,343	33,068
	Par	Value
Mill City Mortgage Loan Trust, Series 2017-2, Class A3
3.22%, 07/25/59 144A † γ	$ 105,945	$ 101,541
Mill City Mortgage Loan Trust, Series 2019-GS2, Class M1
3.00%, 08/25/59 144A	870,000	776,028
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class B
4.00%, 12/15/47	370,000	352,450
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class AS
3.56%, 05/15/46	480,000	457,051
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A4
3.37%, 10/15/48	1,400,000	1,355,083
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB
3.56%, 12/15/47	246,027	241,582
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A
(Floating, CME Term SOFR 1M + 1.99%, 1.40% Floor), 7.34%, 05/15/36 144A †	795,790	779,446
Morgan Stanley Capital I Trust, Series 2020-CNP, Class A
2.43%, 04/05/42 144A † γ	1,600,000	1,237,658
MortgageIT Trust, Series 2005-4, Class A1
(Floating, CME Term SOFR 1M + 0.67%, 0.56% Floor, 11.50% Cap), 6.03%, 10/25/35†	58,526	56,933
NADG NNN Operating LP, Series 2019-1, Class A
3.37%, 12/28/49 144A	857,936	821,899
New Residential Mortgage Loan Trust, Series 2022-NQM4, Class A1
(Step to 4.98% on 02/25/24), 5.00%, 06/25/62 144A STEP	253,781	252,438
New Residential Mortgage Loan Trust, Series 2022-NQM5, Class A2
(Step to 6.47% on 02/25/26), 6.50%, 11/25/52 144A STEP	409,168	409,910
NYMT Loan Trust, Series 2022-SP1, Class A1
(Step to 8.25% on 08/25/25), 5.25%, 07/25/62 144A STEP	3,180,372	3,113,603
NYO Commercial Mortgage Trust, Series 2021-1290, Class A
(Floating, CME Term SOFR 1M + 1.21%, 1.10% Floor), 6.57%, 11/15/38 144A †	2,300,000	2,128,346
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
OBX Trust, Series 2018-1, Class A2
(Floating, CME Term SOFR 1M + 0.76%), 6.12%, 06/25/57 144A †	$ 720,833	$ 689,225
OBX Trust, Series 2022-NQM6, Class A1
(Step to 4.72% on 07/25/26), 4.70%, 07/25/62 144A STEP	1,234,896	1,217,130
OBX Trust, Series 2022-NQM7, Class A1
(Step to 5.77% on 09/25/26), 5.11%, 08/25/62 144A STEP	1,247,563	1,228,663
OBX Trust, Series 2022-NQM7, Class A3
(Step to 5.77% on 09/25/26), 5.70%, 08/25/62 144A STEP	1,720,777	1,698,795
OBX Trust, Series 2022-NQM8, Class A2
(Step to 5.96% on 02/25/24), 6.10%, 09/25/62 144A STEP	433,374	429,841
OBX Trust, Series 2022-NQM9, Class A1A
(Step to 6.48% on 12/25/26), 6.45%, 09/25/62 144A STEP	132,495	134,038
OBX Trust, Series 2022-NQM9, Class A2
(Step to 6.48% on 12/25/26), 6.45%, 09/25/62 144A STEP	1,192,459	1,195,195
OBX Trust, Series 2023-NQM1, Class A3
6.50%, 11/25/62 144A † γ	397,354	396,066
OBX Trust, Series 2023-NQM3, Class A1
(Step to 6.86% on 05/25/27), 5.95%, 02/25/63 144A STEP	1,083,452	1,084,901
OBX Trust, Series 2023-NQM6, Class A3
(Step to 7.85% on 08/25/27), 6.98%, 07/25/63 144A STEP	1,469,593	1,480,762
One Bryant Park Trust, Series 2019-OBP, Class A
2.52%, 09/15/54 144A	1,070,000	909,162
OSAT Trust, Series 2021-RPL1, Class A1
(Step to 3.69% on 07/25/24), 2.12%, 05/25/65 144A STEP	1,064,161	1,038,853
PRKCM Trust, Series 2022-AFC1, Class A1A
4.10%, 04/25/57 144A † γ	1,022,094	980,711
PRKCM Trust, Series 2023-AFC3, Class A3
(Step to 7.81% on 09/25/27), 7.09%, 09/25/58 144A STEP	1,087,034	1,105,176
Resloc UK PLC, Series 2007-1X, Class A3A
(Floating, Euribor 3M + 0.16%), 4.09%, 12/15/43(E) †	593,579	631,594
Resloc UK PLC, Series 2007-1X, Class A3B
(Floating, SONIA Interest Rate + 0.28%), 5.50%, 12/15/43(U) †	148,395	182,787
	Par	Value
Ripon Mortgages PLC, Series 1RA, Class A
(Floating, SONIA Interest Rate + 0.70%), 5.92%, 08/28/56(U) 144A †	$3,077,382	$3,922,570
Ripon Mortgages PLC, Series 1RA, Class C
(Floating, SONIA Interest Rate + 1.15%), 6.37%, 08/28/56(U) 144A †	3,100,000	3,896,404
Sequoia Mortgage Trust, Series 6, Class A
(Floating, CME Term SOFR 1M + 0.43%, 0.64% Floor, 11.00% Cap), 6.11%, 04/19/27†	50,167	48,427
SFO Commercial Mortgage Trust, Series 2021-555, Class D
(Floating, CME Term SOFR 1M + 2.51%, 2.40% Floor), 7.88%, 05/15/38 144A †	970,000	801,816
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class A3
2.78%, 10/10/48	330,000	313,639
Shops at Crystals Trust, Series 2016-CSTL, Class A
3.13%, 07/05/36 144A	340,000	317,499
SLG Office Trust, Series 2021-OVA, Class A
2.59%, 07/15/41 144A	430,000	356,758
SMRT, Series 2022-MINI, Class D
(Floating, CME Term SOFR 1M + 1.95%, 1.95% Floor), 7.31%, 01/15/39 144A †	1,290,000	1,229,897
SREIT Trust, Series 2021-IND, Class A
(Floating, CME Term SOFR 1M + 0.81%, 0.70% Floor), 6.18%, 10/15/38 144A †	2,300,000	2,256,151
SREIT Trust, Series 2021-MFP2, Class A
(Floating, CME Term SOFR 1M + 0.94%, 0.82% Floor), 6.30%, 11/15/36 144A †	450,000	444,081
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, CME Term SOFR 1M + 0.61%, 0.50% Floor, 11.00% Cap), 5.97%, 07/19/35†	24,922	22,386
STWD Mortgage Trust, Series 2021-HTS, Class A
(Floating, CME Term SOFR 1M + 1.16%, 1.05% Floor), 6.53%, 04/15/34 144A †	1,761,625	1,735,102
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A
(Floating, CME Term SOFR 1M + 2.19%, 2.19% Floor), 7.55%, 05/15/37 144A †	850,000	846,425

See Notes to Financial Statements.

	Par	Value
Thornburg Mortgage Securities Trust, Series 2003-4, Class A1
(Floating, CME Term SOFR 1M + 0.75%, 0.64% Floor, 11.50% Cap), 6.11%, 09/25/43†	$ 2,462	$ 2,318
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3
3.95%, 04/25/45† γ	14,724	14,078
Towd Point Mortgage Funding PLC, Series 2019-A13X, Class A1
(Floating, SONIA Interest Rate + 1.35%), 6.57%, 07/20/45(U) †	1,040,560	1,328,532
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, SONIA Interest Rate + 1.14%), 6.37%, 10/20/51(U) 144A †	570,198	727,933
Towd Point Mortgage Funding PLC, Series 2020-A14X, Class A
(Floating, SONIA Interest Rate + 1.35%), 6.57%, 05/20/45(U) †	2,467,302	3,150,098
Towd Point Mortgage Funding, Series 2019-A13A, Class A1
(Floating, SONIA Interest Rate + 1.35%), 6.57%, 07/20/45(U) 144A †	1,040,560	1,328,532
Towd Point Mortgage Trust, Series 2020-2, Class A1A
1.64%, 04/25/60 144A	314,195	279,511
Uniform Mortgage Backed Securities
2.50%, 01/01/52 TBA	2,000,000	1,703,281
3.00%, 01/01/52 TBA	11,700,000	10,368,564
3.50%, 01/01/52 TBA	17,000,000	15,617,422
3.00%, 03/01/52 TBA	16,000,000	14,211,733
5.00%, 01/01/53 TBA	110,900,000	109,851,649
6.00%, 01/01/53 TBA	1,000,000	1,016,250
3.00%, 02/01/53 TBA	54,308,964	48,179,631
4.00%, 02/01/53 TBA	62,500,000	59,250,489
5.50%, 02/01/53 TBA	40,300,000	40,517,243
4.00%, 01/01/54 TBA	500,000	473,574
4.50%, 01/01/54 TBA	100,000	97,059
7.00%, 01/01/54 TBA	1,000,000	1,031,641
4.50%, 02/01/54 TBA	21,900,000	21,268,664
6.00%, 02/01/54 TBA	30,300,000	30,791,191
7.00%, 02/01/54 TBA	3,000,000	3,091,875
UWM Mortgage Trust, Series 2021-INV2, Class A9
(Floating, U.S. 30-Day Average SOFR + 1.00%, 5.00% Cap), 5.00%, 09/25/51 144A †	1,946,372	1,808,305
UWM Mortgage Trust, Series 2021-INV3, Class A3
2.50%, 11/25/51 144A † γ	2,758,694	2,270,956
UWM Mortgage Trust, Series 2021-INV3, Class A9
(Floating, U.S. 30-Day Average SOFR + 0.95%, 5.00% Cap), 5.00%, 11/25/51 144A †	1,982,811	1,840,457
	Par	Value
UWM Mortgage Trust, Series 2021-INV4, Class A3
2.50%, 12/25/51 144A † γ	$1,916,850	$1,580,337
VASA Trust, Series 2021-VASA, Class A
(Floating, CME Term SOFR 1M + 1.01%, 0.90% Floor), 6.38%, 07/15/39 144A †	390,000	353,151
Verus Securitization Trust, Series 2022-6, Class A3
(Step to 4.93% on 07/25/26), 4.91%, 06/25/67 144A STEP	2,121,682	2,068,269
Verus Securitization Trust, Series 2022-8, Class A2
(Step to 6.15% on 11/25/26), 6.13%, 09/25/67 144A STEP	895,504	893,973
Verus Securitization Trust, Series 2022-INV1, Class A1
(Step to 5.87% on 09/25/26), 5.04%, 08/25/67 144A STEP	87,719	86,631
Verus Securitization Trust, Series 2023-3, Class A3
(Step to 7.74% on 05/25/27), 6.74%, 03/25/68 144A STEP	1,061,888	1,062,417
Verus Securitization Trust, Series 2023-4, Class A1
(Step to 6.81% on 06/25/27), 5.81%, 05/25/68 144A STEP	876,537	876,304
Verus Securitization Trust, Series 2023-7, Class A3
(Step to 7.96% on 11/25/27), 7.42%, 10/25/68 144A STEP	982,336	998,130
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR19, Class A7
4.24%, 02/25/33† γ	1,329	1,260
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 6.41%, 06/25/42†	2,663	2,439
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR1, Class A1B
(Floating, CME Term SOFR 1M + 0.89%, 0.78% Floor, 10.50% Cap), 6.25%, 01/25/45†	449,471	415,413
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1
(Floating, CME Term SOFR 1M + 0.69%, 0.58% Floor, 10.50% Cap), 6.05%, 10/25/45†	273,787	260,518
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
3.65%, 02/25/37† γ	105,087	90,702
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 2A3
3.69%, 02/25/37† γ	$ 64,472	$ 57,804
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Class 2A1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.76%, 0.76% Floor), 5.77%, 04/25/47†	222,956	191,211
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 1A1A
(Floating, CME Term SOFR 1M + 0.65%, 0.54% Floor, 10.50% Cap), 6.01%, 07/25/45†	211,301	198,101
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
(Floating, CME Term SOFR 1M + 0.69%, 0.58% Floor, 10.50% Cap), 6.05%, 07/25/45†	58,542	54,948
Wells Fargo Alternative Loan Trust, Series 2007-PA6, Class A1
5.69%, 12/28/37† γ	120,602	108,080
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class D
3.25%, 01/15/60 144A	150,000	109,340
Wells Fargo Commercial Mortgage Trust, Series 2019-C51, Class ASB
3.16%, 06/15/52	300,000	283,985
Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class A1
3.50%, 07/25/49 144A † γ	26,910	24,119
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class XA
0.89%, 03/15/47 IO	343,688	111
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA
0.98%, 08/15/47† IO γ	2,173,379	10,457
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class AS
3.93%, 11/15/47	290,000	271,993
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C
4.29%, 11/15/47	300,000	243,637
Worldwide Plaza Trust, Series 2017-WWP, Class A
3.53%, 11/10/36 144A	1,900,000	1,449,684
Total Mortgage-Backed Securities (Cost $1,114,206,001)		1,092,582,228
MUNICIPAL BONDS — 0.4%
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	600,000	812,887
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	225,000	245,783
	Par	Value
California Statewide Communities Development Authority, Revenue Bond
1.81%, 02/01/30	$ 25,000	$ 21,470
1.88%, 02/01/31	150,000	125,886
California Statewide Communities Development Authority, Revenue Bond (AGM Insured)
7.14%, 08/15/47	1,200,000	1,309,418
Central Texas Regional Mobility Authority, Revenue Bond, Series E
3.17%, 01/01/41	1,000,000	770,025
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Revenue Bond, Series A
6.90%, 12/01/40	659,803	754,888
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Revenue Bond, Series B
6.90%, 12/01/40	281,388	320,712
City of New Orleans Louisiana Sewerage Service Revenue, Revenue Bond (AGM Insured)
0.96%, 06/01/26	25,000	22,890
1.41%, 06/01/28	65,000	57,004
City of New Orleans Louisiana Water System Revenue, Revenue Bond (AGM Insured)
1.01%, 12/01/26	30,000	26,990
1.46%, 12/01/28	65,000	55,995
Commonwealth Financing Authority, Revenue Bond, Series C
2.76%, 06/01/30	50,000	44,598
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bond
4.28%, 02/01/36	1,300,000	1,264,376
Louisiana State Transportation Authority, Revenue Bond, Series A
2.00%, 02/15/30	50,000	43,104
Metropolitan Transportation Authority, Revenue Bond, Series A-2
5.99%, 11/15/30	115,000	122,494
Metropolitan Transportation Authority, Revenue Bond, Series C-2
5.18%, 11/15/49	825,000	807,683
Municipal Improvement Corporation of Los Angeles, Revenue Bond, Series A
2.07%, 11/01/30	670,000	573,877
Municipal Improvement Corporation of Los Angeles, Revenue Bond, Series C
1.83%, 11/01/29	70,000	60,616
Port Authority of New York & New Jersey, Revenue Bond, Series 192
4.81%, 10/15/65	300,000	292,294

See Notes to Financial Statements.

	Par	Value
Port of Oakland, Senior Lien Revenue Bond, Series R
1.95%, 05/01/28	$ 90,000	$ 81,199
2.10%, 05/01/30	25,000	21,632
2.20%, 05/01/31	135,000	114,642
San Francisco Municipal Transportation Agency, Revenue Bond, Series A
1.30%, 03/01/28	155,000	136,200
San Jose Financing Authority, Revenue Bond
1.81%, 06/01/29	100,000	87,046
1.86%, 06/01/30	55,000	46,690
State Board of Administration Finance Corporation, Revenue Bond, Series A
2.15%, 07/01/30	235,000	200,692
State of California, General Obligation
7.55%, 04/01/39	410,000	518,682
State of Illinois, General Obligation
5.10%, 06/01/33	405,000	401,116
6.63%, 02/01/35	456,923	479,018
7.35%, 07/01/35	398,571	433,337
State of Louisiana, Revenue Bond, I-49 North Project
1.06%, 09/01/26	15,000	13,680
State of Louisiana, Revenue Bond, I-49 South Project
1.54%, 09/01/28	70,000	61,469
Tarrant County Cultural Education Facilities Finance Corporation, Revenue Bond (AGM Insured)
2.78%, 09/01/34	1,000,000	811,853
University of North Carolina at Charlotte (The), Revenue Bond
1.71%, 04/01/28	5,000	4,505
Total Municipal Bonds (Cost $11,596,700)		11,144,751

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.1%
Call Options — 0.1%
10-Year U.S. Treasury Note Future expiration date 02/2024, Strike Price $110.00, Expires 01/26/24 (GSC)	45	$5,080,078	134,297
10-Year U.S. Treasury Note Future expiration date 02/2024, Strike Price $110.50, Expires 01/26/24 (GSC)	60	6,773,437	153,750
	Number of Contracts	Notional Amount	Value
10-Year U.S. Treasury Note Future expiration date 02/2024, Strike Price $111.00, Expires 01/26/24 (GSC)	64	$ 7,225,000	$137,000
10-Year U.S. Treasury Note Future expiration date 02/2024, Strike Price $111.50, Expires 01/26/24 (GSC)	30	3,386,719	52,969
10-Year U.S. Treasury Note Future expiration date 02/2024, Strike Price $112.00, Expires 01/26/24 (GSC)	35	3,951,172	49,766
10-Year U.S. Treasury Note Future expiration date 02/2024, Strike Price $113.00, Expires 01/26/24 (GSC)	134	15,127,344	115,157
10-Year U.S. Treasury Note Future expiration date 02/2024, Strike Price $113.50, Expires 01/26/24 (GSC)	64	7,225,000	42,000
3-Month SOFR Interest Rate Swap expiration 03/2024, Strike Price $94.62, Expires 03/15/24 (GSC)	57	13,539,637	56,288
5-Year U.S. Treasury Note Future expiration date 02/2024, Strike Price $106.75, Expires 01/26/24 (GSC)	90	9,789,606	187,734
5-Year U.S. Treasury Note Future expiration date 02/2024, Strike Price $107.50, Expires 01/26/24 (GSC)	48	5,221,123	69,750
5-Year U.S. Treasury Note Future expiration date 02/2024, Strike Price $108.50, Expires 01/26/24 (GSC)	139	15,119,503	108,594
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Bank of America, N.A. 2Y-10 SOFR CAP Expiring on June 2024, Strike Price $0.47, Expires 06/20/24 (BOA)	1	$ 3,400,000	$ 4,981
Barclays, N.A. 2Y-10 SOFR CAP Expiring on June 2024, Strike Price $0.44, Expires 06/20/24 (BAR)	1	3,400,000	4,984
Barclays, N.A. 2Y-10 SOFR CAP Expiring on June 2024, Strike Price $0.46, Expires 06/20/24 (BAR)	1	3,350,000	4,908
Long U.S. Treasury Bond Future expiration date 02/2024, Strike Price $120.00, Expires 01/26/24 (GSC)	15	1,874,062	78,750
Long U.S. Treasury Bond Future expiration date 02/2024, Strike Price $121.00, Expires 01/26/24 (GSC)	15	1,874,063	66,094
Morgan Stanley, N.A. 2Y-10 SOFR CAP Expiring on June, Strike Price $0.45, Expires 06/20/24 (MSCS)	1	3,400,000	4,984
Morgan Stanley, N.A. 2Y-10 SOFR CAP Expiring on June 2024, Strike Price $0.44, Expires 06/20/24 (MSCS)	1	3,400,000	4,984
U.S. Dollar vs. Swiss Franc, Strike Price $0.85, Expires 03/16/24 (GSC)	1	2,934,982	18,634
			1,295,624
Put Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 02/2024, Strike Price $112.50, Expires 01/26/24 (GSC)	47	5,305,859	34,516
3-Month SOFR Interest Rate Swap expiration 03/2024, Strike Price $94.50, Expires 03/15/24 (GSC)	199	47,269,963	2,487
	Number of Contracts	Notional Amount	Value
3-Month SOFR Interest Rate Swap expiration 04/2024, Strike Price $94.75, Expires 04/12/24 (GSC)	98	$23,393,825	$ 4,900
3-Month SOFR Interest Rate Swap expiration 12/2024, Strike Price $96.00, Expires 12/13/24 (GSC)	118	28,399,650	115,050
Euro vs. U.S. Dollar, Strike Price $1.06, Expires 02/05/24 (CITI)	1	2,930,592	781
Euro vs. U.S. Dollar, Strike Price $1.06, Expires 02/07/24 (CITI)	1	1,797,317	714
			158,448
Total Purchased Options (Premiums paid $1,030,425)			1,454,072

	Par
U.S. TREASURY OBLIGATIONS — 16.1%
U.S. Treasury Bills
5.25%, 01/25/24Ω ‡‡	$ 5,500,000	5,481,490
5.24%, 02/15/24Ω ‡‡	314,000	311,990
5.25%, 02/22/24Ω	9,000,000	8,933,160
5.20%, 02/29/24Ω ‡‡	927,000	919,145
5.22%, 03/28/24Ω ‡‡	648,000	639,963
5.29%, 04/25/24Ω ‡‡	10,000,000	9,836,331
		26,122,079
U.S. Treasury Bonds
4.38%, 02/15/38	10,000	10,547
4.25%, 05/15/39	4,300,000	4,445,293
4.38%, 11/15/39	200,000	209,098
1.38%, 11/15/40‡‡	35,860,000	23,901,531
1.88%, 02/15/41	7,850,000	5,668,712
4.75%, 02/15/41‡‡	1,900,000	2,061,871
2.25%, 05/15/41‡‡	4,080,100	3,121,197
3.13%, 11/15/41	3,580,000	3,125,578
2.38%, 02/15/42	2,800,000	2,157,805
3.25%, 05/15/42	7,050,000	6,210,747
2.75%, 08/15/42	10,430,000	8,495,561
2.75%, 11/15/42	7,050,000	5,725,096
3.88%, 02/15/43‡‡	1,450,000	1,388,007
2.88%, 05/15/43	3,200,000	2,638,000
3.88%, 05/15/43	1,160,000	1,110,337
3.63%, 08/15/43‡‡	280,000	258,453
4.38%, 08/15/43	490,000	502,135
4.75%, 11/15/43Δ	4,090,000	4,403,780
3.63%, 02/15/44‡‡	6,490,000	5,970,800
3.38%, 05/15/44‡‡	3,200,000	2,833,000
3.13%, 08/15/44	5,260,000	4,472,746

See Notes to Financial Statements.

	Par	Value
3.00%, 11/15/44	$ 3,100,000	$ 2,576,693
2.50%, 02/15/45	950,000	722,631
2.88%, 08/15/45	4,550,000	3,685,056
3.00%, 02/15/48	6,170,000	5,052,169
3.38%, 11/15/48	1,370,000	1,199,472
3.00%, 02/15/49	3,730,000	3,050,295
2.88%, 05/15/49	6,720,000	5,367,075
2.25%, 08/15/49	400,000	280,789
1.38%, 08/15/50	4,900,000	2,746,775
1.63%, 11/15/50	15,020,000	9,001,146
1.88%, 02/15/51	1,630,000	1,039,571
2.38%, 05/15/51	5,720,000	4,103,765
2.00%, 08/15/51	3,830,000	2,515,158
1.88%, 11/15/51	651,000	413,944
4.00%, 11/15/52	750,000	743,584
3.63%, 02/15/53	280,000	259,859
3.63%, 05/15/53	1,360,000	1,263,737
4.13%, 08/15/53	1,680,000	1,706,644
4.75%, 11/15/53	8,180,000	9,217,837
		143,656,494
U.S. Treasury Inflationary Index Notes
0.13%, 04/15/25	3,108,849	2,998,542
0.13%, 10/15/25	3,201,579	3,079,729
1.25%, 04/15/28	666,731	650,327
0.63%, 07/15/32	19,378,419	17,768,194
1.13%, 01/15/33	17,910,139	17,008,912
1.38%, 07/15/33	334,307	325,441
		41,831,145
U.S. Treasury Inflationary Indexed Bonds
1.50%, 02/15/53	4,316,117	3,952,491
U.S. Treasury Notes
3.00%, 06/30/24‡‡	650,000	643,211
5.00%, 08/31/25	80,000	80,758
0.75%, 05/31/26	2,720,000	2,512,228
4.38%, 08/15/26	6,550,000	6,597,462
0.75%, 08/31/26	25,990,000	23,841,764
1.38%, 08/31/26	2,680,000	2,499,833
4.63%, 09/15/26	19,860,000	20,146,263
2.63%, 05/31/27	4,310,000	4,128,509
0.50%, 06/30/27	26,870,000	23,887,010
2.75%, 02/15/28‡‡	1,400,000	1,339,652
1.25%, 03/31/28‡‡	510,000	457,825
4.38%, 08/31/28	20,000	20,449
4.63%, 09/30/28‡‡	7,000,000	7,232,832
4.38%, 11/30/28	27,500,000	28,171,387
3.75%, 12/31/28	13,890,000	13,841,168
2.63%, 02/15/29	5,260,000	4,958,372
4.63%, 09/30/30	7,200,000	7,517,109
3.38%, 05/15/33	2,005,000	1,928,559
	Par	Value
4.50%, 11/15/33	$ 4,800,000	$ 5,050,125
		154,854,516
U.S. Treasury Strips
2.22%, 02/15/40Ω ‡‡	2,790,000	1,410,765
2.18%, 08/15/41Ω	1,080,000	503,415
2.42%, 05/15/44Ω ‡‡	3,405,000	1,447,620
2.48%, 11/15/44Ω	820,000	341,262
2.33%, 02/15/46Ω	4,115,000	1,629,002
1.97%, 05/15/52Ω ‡‡	42,750,000	13,994,074
2.42%, 08/15/53Ω	19,000,000	6,079,831
		25,405,969
Total U.S. Treasury Obligations (Cost $425,620,277)		395,822,694

	Shares
PREFERRED STOCK — 0.0%
Jackson Financial, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.73%), 8.00% † (Cost $150,000)	6,000	151,440
MONEY MARKET FUNDS — 6.5%
Northern Institutional Liquid Assets Portfolio (Shares), 5.40%Ø §	37,680,005	37,680,005
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø ∞	34,318,962	34,318,962
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	89,234,862	89,234,862
Total Money Market Funds (Cost $161,233,829)		161,233,829

	Par
REPURCHASE AGREEMENTS — 13.9%
Citigroup Global Markets, Inc.
5.51% (dated 12/29/23, due 01/03/24, repurchase price $170,530,403, collateralized by U.S. Treasury Notes, 0.375%, due 01/31/26, total market value $173,963,228)	$170,400,000	170,400,000
Deutsche Bank Securities, Inc.
5.60% (dated 12/29/23, due 01/02/24, repurchase price $96,074,667, collateralized by U.S. Treasury Bonds, 3.875%, due 02/15/43, total market value $96,579,537)	96,000,000	96,000,000
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
JPMorgan Securities LLC
5.64% (dated 12/29/23, due 01/02/24, repurchase price $77,160,395, collateralized by U.S. Treasury Notes, 0.125%, due 07/15/26, total market value $78,588,939)	$77,100,000	$ 77,100,000
Total Repurchase Agreements (Cost $343,500,000)		343,500,000
TOTAL INVESTMENTS —125.2% (Cost $3,179,287,084)		3,083,476,048

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.0)%
Call Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 02/2024, Strike Price $112.50, Expires 01/26/24 (GSC)	(64)	$ (7,225,000)	(72,000)
10-Year U.S. Treasury Note Future expiration date 02/2024, Strike Price $114.50, Expires 01/26/24 (GSC)	(106)	(11,966,406)	(38,094)
10-Year U.S. Treasury Note Future expiration date 02/2024, Strike Price $114.75, Expires 01/26/24 (GSC)	(66)	(7,450,781)	(20,625)
10-Year U.S. Treasury Note Future expiration date 02/2024, Strike Price $115.00, Expires 01/26/24 (GSC)	(94)	(10,611,719)	(24,969)
10-Year U.S. Treasury Note Future expiration date 03/2024, Strike Price $116.00, Expires 02/23/24 (GSC)	(96)	(10,837,500)	(37,500)
3-Month SOFR Interest Rate Swap expiration 03/2024, Strike Price $95.25, Expires 03/15/24 (GSC)	(57)	(13,539,638)	(10,331)
3-Month SOFR Interest Rate Swap expiration 03/2024, Strike Price $96.12, Expires 03/15/24 (GSC)	(114)	(27,079,275)	(7,125)
	Number of Contracts	Notional Amount	Value
3-Month SOFR Interest Rate Swap expiration 12/2024, Strike Price $97.12, Expires 12/13/24 (GSC)	(118)	$(28,399,650)	$ (73,013)
5-Year U.S. Treasury Note Future expiration date 02/2024, Strike Price $108.20, Expires 01/26/24 (GSC)	(46)	(5,003,576)	(42,766)
5-Year U.S. Treasury Note Future expiration date 02/2024, Strike Price $110.00, Expires 01/26/24 (GSC)	(84)	(9,136,966)	(20,344)
			(346,767)
Call Swaptions — (0.0)%
Pay 2.697% (Annually); Receive 1-Day SOFR (Annually); Interest Rate Swap Maturing 04/04/2025 USD, Strike Price $2.70, Expires 04/02/24 (GSC)	(1)	(5,800,000)	(837)
Pay 3.72% (Annually); Receive 3-Month EURIBOR (Quarterly); Interest Rate Swap Maturing 03/18/2025 EUR, Strike Price $3.72, Expires 03/14/24 (CITI)	(1)	(31,080,000)	(277,519)
Pay 3.744% (Annually); Receive 3-Month EURIBOR (Quarterly); Interest Rate Swap Maturing 03/18/2025 EUR, Strike Price $3.74, Expires 03/14/24 (CITI)	(1)	(31,080,000)	(285,246)
			(563,602)
Put Option — (0.0)%
3-Month SOFR Interest Rate Swap expiration 12/2024, Strike Price $95.50, Expires 12/13/24 (GSC)	(118)	(28,399,650)	(59,000)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Put Swaptions — (0.0)%
Pay 1-Day SOFR (Annually); Receive 2.697% (Annually); Interest Rate Swap Maturing 04/04/2025 USD, Strike Price $2.70, Expires 04/02/24 (GSC)	(1)	$ (5,800,000)	$ (91,320)
Pay 3-Month EURIBOR (Quarterly); Receive 3.72% (Annually); Interest Rate Swap Maturing 03/18/2025 EUR, Strike Price $3.72, Expires 03/14/24 (CITI)	(1)	(31,080,000)	(2,306)
Pay 3-Month EURIBOR (Quarterly); Receive 3.744% (Annually); Interest Rate Swap Maturing 03/18/2025 EUR, Strike Price $3.74, Expires 03/14/24 (CITI)	(1)	(31,080,000)	(2,100)
			(95,726)
Total Written Options (Premiums received $ (680,596))			(1,065,095)

	Par	Value
TBA SALE COMMITMENTS — (2.6)%
Uniform Mortgage Backed Securities 3.50%, 02/01/53 TBA	$ (100,000)	$ (91,961)
Uniform Mortgage Backed Securities 2.00%, 01/01/53 TBA	(16,000,000)	(13,085,000)
Uniform Mortgage Backed Securities 4.50%, 01/01/54 TBA	(20,000,000)	(19,411,719)
Government National Mortgage Association 4.50%, 01/01/54 TBA	(12,000,000)	(11,719,688)
Uniform Mortgage Backed Securities 5.00%, 01/01/53 TBA	(13,000,000)	(12,877,109)
Uniform Mortgage Backed Securities 5.50%, 01/01/53 TBA	(4,000,000)	(4,020,937)
Government National Mortgage Association 3.00%, 01/01/54 TBA	(3,000,000)	(2,719,544)
Government National Mortgage Association 3.50%, 01/01/54 TBA	(1,000,000)	(932,109)
Total TBA Sale Commitments (Proceeds $(63,721,207))		(64,858,067)
Liabilities in Excess of Other Assets — (22.6)%		(556,267,778)
NET ASSETS — 100.0%		$2,461,285,108
Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro Buxl	03/2024	(10)	$ (1,564,518)	$ (120,558)
Euro-Bund	03/2024	(237)	(35,901,713)	(1,047,930)
Euro-OAT	03/2024	19	2,758,429	109,293
Euro-Bobl	03/2024	(129)	(16,986,611)	(231,664)
10-Year Japanese Treasury Bond	03/2024	(23)	(23,931,419)	(202,444)
10-Year Bond	03/2024	115	10,777,480	428,222
10-Year U.S. Treasury Note	03/2024	(505)	(57,009,765)	(2,435,634)
3-Month CME SOFR	03/2024	16	3,785,700	384
U.S. Treasury Long Bond	03/2024	(286)	(35,732,125)	(2,927,632)
Ultra 10-Year U.S. Treasury Note	03/2024	550	64,908,594	2,733,417
Ultra Long U.S. Treasury Bond	03/2024	816	109,012,500	7,255,935
Long GILT	03/2024	27	3,532,756	195,576
2-Year U.S. Treasury Note	03/2024	266	54,773,141	364,468
5-Year U.S. Treasury Note	03/2024	383	41,660,226	822,556
3-Month CME SOFR	06/2024	(38)	(9,026,425)	(41,867)
3-Month CME SOFR	03/2025	160	38,508,000	233,000
3-Month CME SOFR	06/2025	132	31,871,400	244,694
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
3-Month CME SOFR	03/2026	397	$ 96,207,987	$ 837,207
Total Futures Contracts outstanding at December 31, 2023			$277,643,637	$6,217,023
Forward Foreign Currency Contracts outstanding at December 31, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/19/24	Japanese Yen	1,259,084,551	U.S. Dollars	8,543,899	CITI	$413,355
02/02/24	Brazilian Reals	25,474,609	U.S. Dollars	4,990,729	GSC	242,193
01/09/24	Japanese Yen	692,411,371	U.S. Dollars	4,722,515	BNP	195,388
01/09/24	Japanese Yen	452,021,135	U.S. Dollars	3,066,028	MSCS	144,486
03/20/24	Swiss Francs	2,158,205	U.S. Dollars	2,476,426	MSCS	111,084
03/21/24	Japanese Yen	450,804,734	U.S. Dollars	3,132,237	UBS	106,075
01/19/24	Euro	2,326,395	U.S. Dollars	2,465,511	CITI	104,815
03/20/24	Norwegian Kroner	14,425,645	U.S. Dollars	1,317,714	CITI	104,677
03/20/24	Canadian Dollars	5,406,893	U.S. Dollars	3,987,866	CITI	97,137
01/31/24	Mexican Pesos	60,570,075	U.S. Dollars	3,452,990	GSC	94,137
03/20/24	Swiss Francs	1,482,171	U.S. Dollars	1,700,660	DEUT	76,341
03/20/24	Australian Dollars	3,294,871	U.S. Dollars	2,180,159	BNP	70,567
01/19/24	Norwegian Kroner	21,451,091	Euro	1,851,514	GSC	66,778
03/20/24	Swedish Kronor	16,636,675	U.S. Dollars	1,589,724	MSCS	64,990
03/20/24	Euro	2,746,225	U.S. Dollars	2,995,312	SS	46,211
01/19/24	Canadian Dollars	1,943,077	U.S. Dollars	1,426,646	GSC	40,179
03/21/24	Japanese Yen	165,388,397	U.S. Dollars	1,150,380	MSCS	37,672
01/16/24	Mexican Pesos	14,277,469	U.S. Dollars	806,319	MSCS	32,048
03/20/24	Norwegian Kroner	8,178,545	U.S. Dollars	776,062	JPM	30,355
01/19/24	Mexican Pesos	16,000,000	U.S. Dollars	912,289	GSC	26,714
01/19/24	South African Rand	8,641,283	U.S. Dollars	452,686	UBS	18,885
03/20/24	Euro	1,453,000	U.S. Dollars	1,591,243	UBS	17,997
03/20/24	Canadian Dollars	1,491,918	U.S. Dollars	1,110,200	MLIB	16,970
01/09/24	Australian Dollars	748,592	U.S. Dollars	493,865	BAR	16,426
01/09/24	Australian Dollars	819,949	U.S. Dollars	543,679	HSBC	15,253
01/19/24	Japanese Yen	35,000,000	U.S. Dollars	234,673	GSC	14,320
03/20/24	New Zealand Dollars	1,283,417	U.S. Dollars	797,619	JPM	13,854
03/20/24	Swedish Kronor	8,700,388	U.S. Dollars	851,513	BNP	13,843
01/09/24	Australian Dollars	1,447,000	U.S. Dollars	973,066	GSC	13,306
03/20/24	British Pounds	1,731,042	U.S. Dollars	2,197,720	BNP	9,621
03/20/24	Australian Dollars	988,000	U.S. Dollars	665,569	SS	9,334
01/19/24	South African Rand	14,769,782	U.S. Dollars	796,714	BNP	9,300
01/19/24	Australian Dollars	150,776	U.S. Dollars	95,868	CITI	6,947
01/03/24	Brazilian Reals	19,600,000	U.S. Dollars	4,028,777	JPM	5,437
03/20/24	Euro	607,000	U.S. Dollars	667,007	CITI	5,263
02/29/24	Indian Rupees	236,587,945	U.S. Dollars	2,831,998	JPM	4,108
03/20/24	Indonesian Rupiahs	1,553,646,996	U.S. Dollars	97,548	JPM	3,349
03/20/24	Australian Dollars	2,311,000	Canadian Dollars	2,085,324	UBS	3,145
01/22/24	South African Rand	5,630,000	U.S. Dollars	304,010	BNP	3,144
02/02/24	Brazilian Reals	1,782,113	U.S. Dollars	363,363	JPM	2,714
01/09/24	U.S. Dollars	558,448	Canadian Dollars	737,000	BAR	2,170
01/19/24	South African Rand	1,848,605	U.S. Dollars	99,261	BAR	1,621
03/20/24	Indonesian Rupiahs	2,495,580,500	U.S. Dollars	161,000	BNP	1,068
03/20/24	Indonesian Rupiahs	3,812,267,119	U.S. Dollars	246,633	BAR	943

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/20/24	Indonesian Rupiahs	1,549,650,117	U.S. Dollars	99,802	MSCS	$ 835
01/08/24	Indonesian Rupiahs	1,546,617,570	U.S. Dollars	100,000	BNP	454
01/09/24	U.S. Dollars	201,249	Euro	182,000	BNP	253
01/19/24	U.S. Dollars	66,492	Euro	60,000	CITI	201
01/08/24	South Korean Won	64,807,438	U.S. Dollars	50,102	JPM	170
03/20/24	Indonesian Rupiahs	1,458,066,897	U.S. Dollars	94,563	GSC	127
01/09/24	U.S. Dollars	40,093	Canadian Dollars	53,000	HSBC	90
01/19/24	Indonesian Rupiahs	459,002,853	U.S. Dollars	29,761	GSC	54
01/31/24	U.S. Dollars	100,000	South Korean Won	129,230,000	BAR	14
Subtotal Appreciation						$2,316,418
01/31/24	Indonesian Rupiahs	1,538,700,000	U.S. Dollars	100,000	JPM	$ (46)
03/20/24	Indonesian Rupiahs	3,078,058,794	U.S. Dollars	199,982	DEUT	(86)
01/31/24	Mexican Pesos	3,789,000	U.S. Dollars	221,985	BAR	(92)
01/08/24	U.S. Dollars	96,858	Indonesian Rupiahs	1,493,259,786	BAR	(131)
01/03/24	Brazilian Reals	2,700,025	U.S. Dollars	556,000	JPM	(261)
01/22/24	U.S. Dollars	50,000	South Korean Won	64,985,000	DEUT	(325)
03/20/24	Indian Rupees	21,187,664	U.S. Dollars	254,000	MSCS	(346)
01/19/24	U.S. Dollars	143,189	Euro	130,000	GSC	(442)
01/19/24	U.S. Dollars	29,180	Indonesian Rupiahs	459,002,853	CITI	(635)
03/20/24	Indonesian Rupiahs	25,129,912,037	U.S. Dollars	1,632,682	MSCS	(695)
01/19/24	U.S. Dollars	105,893	Japanese Yen	15,000,000	CITI	(819)
01/09/24	U.S. Dollars	200,726	Danish Kroner	1,360,811	BNP	(895)
01/08/24	U.S. Dollars	50,000	South Korean Won	65,689,013	BNP	(956)
03/26/24	U.S. Dollars	513,326	Chinese Offshore Yuan	3,645,000	BAR	(1,304)
01/31/24	U.S. Dollars	20,186	Mexican Pesos	370,000	GSC	(1,482)
03/20/24	Turkish Lira	4,015,616	U.S. Dollars	128,000	GSC	(1,603)
04/15/24	Turkish Lira	4,786,106	U.S. Dollars	148,683	BAR	(1,661)
01/19/24	U.S. Dollars	86,548	Euro	80,000	CITI	(1,841)
03/20/24	Indonesian Rupiahs	6,126,385,905	U.S. Dollars	399,764	BNP	(1,904)
01/09/24	U.S. Dollars	72,778	Canadian Dollars	99,000	RBS	(1,946)
06/20/24	U.S. Dollars	149,917	South Korean Won	194,779,473	GSC	(1,967)
03/25/24	Turkish Lira	10,252,275	U.S. Dollars	323,323	BAR	(2,117)
02/14/24	Turkish Lira	9,072,606	U.S. Dollars	297,365	BAR	(2,277)
03/21/24	Turkish Lira	6,394,308	U.S. Dollars	203,446	GSC	(2,363)
01/09/24	U.S. Dollars	264,939	Danish Kroner	1,804,687	UBS	(2,448)
03/29/24	Turkish Lira	6,907,066	U.S. Dollars	218,281	BAR	(2,689)
04/24/24	Turkish Lira	5,946,420	U.S. Dollars	184,151	BAR	(3,043)
03/22/24	Turkish Lira	8,025,535	U.S. Dollars	255,574	BAR	(3,428)
04/22/24	Turkish Lira	9,619,662	U.S. Dollars	297,408	BAR	(3,865)
06/20/24	U.S. Dollars	333,720	South Korean Won	434,052,918	MSCS	(4,742)
03/20/24	British Pounds	1,356,656	U.S. Dollars	1,734,974	CITI	(5,031)
03/27/24	Turkish Lira	12,908,721	U.S. Dollars	409,172	BAR	(5,494)
01/31/24	U.S. Dollars	150,178	Mexican Pesos	2,658,580	UBS	(5,515)
03/21/24	U.S. Dollars	2,015,606	Japanese Yen	281,423,344	MSCS	(5,972)
04/09/24	Turkish Lira	13,979,844	U.S. Dollars	438,188	BAR	(6,307)
03/20/24	U.S. Dollars	974,127	British Pounds	769,000	CITI	(6,465)
01/03/24	Brazilian Reals	74,762,921	U.S. Dollars	15,394,721	BNP	(6,476)
03/15/24	Turkish Lira	16,414,066	U.S. Dollars	525,738	BAR	(6,682)
03/20/24	U.S. Dollars	389,000	Taiwan Dollars	11,946,968	DEUT	(6,926)
03/20/24	U.S. Dollars	969,808	Indonesian Rupiahs	15,059,218,094	JPM	(8,168)
06/20/24	U.S. Dollars	568,430	South Korean Won	739,885,541	DEUT	(8,512)
03/20/24	U.S. Dollars	899,000	Canadian Dollars	1,201,229	BNP	(8,549)
04/26/24	Turkish Lira	18,637,907	U.S. Dollars	575,382	BAR	(8,817)
03/20/24	British Pounds	609,000	Canadian Dollars	1,039,637	CITI	(8,897)
06/20/24	U.S. Dollars	524,357	South Korean Won	684,390,756	BAR	(9,312)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/21/24	U.S. Dollars	463,408	Japanese Yen	65,876,088	DEUT	$ (9,807)
02/14/24	U.S. Dollars	520,286	Euro	479,363	SS	(9,885)
07/02/24	U.S. Dollars	8,641,053	Brazilian Reals	42,800,000	GSC	(9,927)
06/20/24	U.S. Dollars	773,232	South Korean Won	1,004,941,946	BNP	(10,394)
06/20/24	U.S. Dollars	830,319	South Korean Won	1,078,962,285	JPM	(11,026)
03/20/24	U.S. Dollars	489,997	Peruvian Nuevo Soles	1,860,813	BNP	(11,752)
01/03/24	Brazilian Reals	40,700,000	U.S. Dollars	8,389,504	GSC	(12,336)
03/26/24	U.S. Dollars	804,536	Chinese Offshore Yuan	5,790,254	BNP	(12,979)
01/09/24	U.S. Dollars	2,730,703	British Pounds	2,152,820	BNP	(13,537)
03/26/24	U.S. Dollars	820,714	Chinese Offshore Yuan	5,921,616	GSC	(15,348)
07/02/24	U.S. Dollars	3,945,408	Brazilian Reals	19,600,000	JPM	(16,255)
01/17/24	U.S. Dollars	386,606	South African Rand	7,388,615	HSBC	(16,679)
03/20/24	U.S. Dollars	711,804	Canadian Dollars	964,477	MSCS	(16,875)
03/26/24	U.S. Dollars	948,756	Chinese Offshore Yuan	6,842,062	MSCS	(17,262)
03/20/24	U.S. Dollars	490,684	Australian Dollars	745,220	SS	(18,376)
04/02/24	U.S. Dollars	15,394,721	Brazilian Reals	75,526,499	BNP	(19,509)
02/29/24	U.S. Dollars	332,599	Taiwan Dollars	10,653,479	JPM	(19,576)
03/20/24	Euro	1,440,000	Swedish Kronor	16,240,514	UBS	(20,469)
01/31/24	U.S. Dollars	935,248	Mexican Pesos	16,326,000	BAR	(20,841)
01/17/24	U.S. Dollars	954,573	Euro	883,000	BAR	(20,929)
03/20/24	U.S. Dollars	557,824	Swedish Kronor	5,833,352	WB	(22,372)
03/20/24	U.S. Dollars	1,617,870	Euro	1,486,171	DEUT	(28,107)
03/21/24	U.S. Dollars	2,757,512	Japanese Yen	388,997,252	BNP	(36,812)
03/26/24	U.S. Dollars	3,065,826	Chinese Offshore Yuan	22,091,732	DEUT	(53,263)
03/20/24	U.S. Dollars	4,355,240	British Pounds	3,461,927	BNP	(59,241)
01/09/24	U.S. Dollars	13,841,368	Euro	12,589,000	HSBC	(61,649)
04/02/24	Brazilian Reals	63,182,774	U.S. Dollars	12,958,708	JPM	(63,714)
03/20/24	U.S. Dollars	2,310,649	Taiwan Dollars	71,840,388	JPM	(70,163)
01/19/24	U.S. Dollars	3,810,753	Chinese Offshore Yuan	27,671,022	CITI	(77,844)
01/19/24	U.S. Dollars	1,080,898	Mexican Pesos	19,776,652	GSC	(79,748)
03/20/24	U.S. Dollars	2,371,426	Swiss Francs	2,045,644	CITI	(81,133)
02/29/24	U.S. Dollars	1,606,065	Taiwan Dollars	51,205,050	BNP	(86,636)
03/20/24	U.S. Dollars	2,434,000	Swiss Francs	2,108,143	SS	(93,490)
03/20/24	U.S. Dollars	2,966,525	New Zealand Dollars	4,846,035	BNP	(97,503)
03/20/24	U.S. Dollars	4,739,368	Euro	4,372,711	BNP	(103,537)
01/09/24	U.S. Dollars	15,516,932	British Pounds	12,261,180	UBS	(112,621)
01/19/24	U.S. Dollars	3,371,003	British Pounds	2,757,868	CITI	(144,712)
03/20/24	U.S. Dollars	1,870,619	Norwegian Kroner	20,513,754	BNP	(152,069)
01/09/24	U.S. Dollars	6,629,317	Canadian Dollars	9,008,943	GSC	(170,522)
03/11/24	U.S. Dollars	5,842,464	Japanese Yen	850,000,000	MSCS	(253,547)
01/03/24	U.S. Dollars	14,803,498	Brazilian Reals	75,000,000	GSC	(633,544)
02/05/24	U.S. Dollars	30,493,478	Japanese Yen	4,510,000,000	HSBC	(1,677,358)
Subtotal Depreciation						$(4,616,879)
Total Forward Foreign Currency Contracts outstanding at December 31, 2023						$(2,300,461)

See Notes to Financial Statements.

Swap Agreements outstanding at December 31, 2023:
Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Corporate Issuers—Sell Protection
Devon Energy Corporation 7.95% due 4/15/32 (Receive Quarterly)	0.58%	1.00%	6/20/2026	USD	2,800,000	$ 28,407	$ (26,054)	$ 54,461
General Electric Co, 2.7% due 10/9/22 (Receive Quarterly)	0.29%	1.00%	6/20/2026	USD	1,100,000	18,902	17,601	1,301
General Electric Co., 2.70% due 10/9/22 (Receive Quarterly)	0.29%	1.00%	6/20/2026	USD	2,100,000	36,087	11,126	24,961
The Boeing Company, 2.6% due 10/30/25 (Receive Quarterly)	0.41%	1.00%	6/20/2026	USD	2,400,000	34,102	(17,161)	51,263
General Electric Co, 2.7% due 10/9/22 (Receive Quarterly)	0.31%	1.00%	12/20/2026	USD	2,600,000	51,055	29,130	21,925
British Telecommunications 5.75% due 12/7/28 (Receive Quarterly)	0.68%	1.00%	6/20/2028	EUR	2,000,000	30,080	(11,393)	41,473
General Motors Co., 4.2% due 10/1/27 (Receive Quarterly)	1.34%	5.00%	6/20/2028	USD	995,000	147,402	119,736	27,666
Verizon Communications, 4.125% due 3/16/27 (Receive Quarterly)	0.70%	1.00%	6/20/2028	USD	1,400,000	17,541	(4,067)	21,608
British Telecommunications 5.75% due 12/7/28 (Receive Quarterly)	0.76%	1.00%	12/20/2028	EUR	2,000,000	25,746	(23,988)	49,734
Verizon Communications, 4.125% due 3/16/27 (Receive Quarterly)	0.74%	1.00%	12/20/2028	USD	300,000	3,596	(746)	4,342
Subtotal Appreciation						$392,918	$ 94,184	$298,734
The Boeing Company, 8.75% due 8/15/21 (Receive Quarterly)	0.23%	1.00%	6/20/2024	USD	475,000	$ 1,886	$ 11,965	$ (10,079)
General Motors Co., 4.88% due 10/2/23 (Receive Quarterly)	0.92%	5.00%	12/20/2026	USD	870,000	100,031	175,392	(75,361)
Subtotal Depreciation						$101,917	$187,357	$ (85,440)
Net Centrally Cleared Credit Default Swaps on Corporate Issuers—Sell Protection outstanding at December 31, 2023						$494,835	$281,541	$213,294

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
iTraxx Europe & Crossover Series 38 (Pay Quarterly)	(1.00)%	12/20/2027	EUR	2,900,000	$ (66,855)	$(26,751)	$ (40,104)
CDS_IX_CCP CDX.NA.HY.41 5% 20281220 (Pay Quarterly)	(5.00)%	12/20/2028	USD	1,683,000	(100,979)	6,395	(107,374)
Markit CDX.NA.HY.41 Index (Pay Quarterly)	(5.00)%	12/20/2028	USD	821,700	(49,302)	(6,034)	(43,268)
					$(217,136)	$(26,390)	$(190,746)

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection
Markit CDX.NA.IG.34 Index (Receive Quarterly)	0.22%	1.00%	6/20/2025	USD	22,475,000	$258,783	$232,086	$ 26,697
Markit CDX.NA.IG.41 Index (Receive Quarterly)	0.57%	1.00%	12/20/2028	USD	17,046,700	336,338	220,496	115,842
Subtotal Appreciation						$595,121	$452,582	$142,539
Markit CDX.NA.IG.36 Index (Receive Quarterly)	0.30%	1.00%	6/20/2026	USD	1,800,000	$ 30,069	$ 41,673	$ (11,604)
Subtotal Depreciation						$ 30,069	$ 41,673	$ (11,604)
Net Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection outstanding at December 31, 2023						$625,190	$494,255	$130,935

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	10.24% (Upon termination)	1/2/2029	CITI	BRL	29,522,574	$41,856	$ —	$41,856
						$41,856	$ —	$41,856

Pay Rate Index/Pay Rate	Receive Rate Index/Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
12.80% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2024	BRL	6,874,848	$ 9,030	$ —	$ 9,030
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	13.95% (Upon termination)	1/2/2024	BRL	2,795,216	4,435	(457)	4,892
4.27% (Annually)	1-Day SOFR (Annually)	9/13/2024	USD	1,500,000	13,194	—	13,194
13.30% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2025	BRL	3,355,039	(24,400)	(157,192)	132,792
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.23% (Upon termination)	1/2/2025	BRL	72,980,941	93,649	—	93,649
3-Month EURIBOR (Quarterly)	3.72% (Annually)	3/18/2025	EUR	55,000,000	426,805	203,702	223,103
1-Day SOFR (Annually)	4.99% (Annually)	10/11/2025	USD	19,749,000	246,941	—	246,941
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	10.85% (Upon termination)	1/2/2026	BRL	23,567,011	65,550	5,665	59,885
1.25% (Annually)	Swiss Average Overnight Rate (Annually)	3/20/2026	CHF	19,830,000	(89,317)	(98,649)	9,332
1-Day SOFR (Annually)	4.00% (Annually)	3/20/2026	USD	24,320,000	83,950	(57,259)	141,209
1-Day SONIA (Annually)	5.25% (Annually)	3/20/2026	GBP	24,990,000	877,580	682,462	195,118
3-Month KWCDC (Quarterly)	3.75% (Quarterly)	3/20/2026	KRW	2,953,860,000	27,333	19,766	7,567
3-Month STIBOR (Quarterly)	3.50% (Annually)	3/20/2026	SEK	340,950,000	533,017	355,434	177,583
6-Month NIBOR (Semiannually)	4.25% (Annually)	3/20/2026	NOK	332,190,000	292,222	248,798	43,424
7-Day CFETS Repo Rate (Quarterly)	2.00% (Quarterly)	3/20/2026	CNY	25,210,000	(907)	(10,853)	9,946
Bank Of Canada Overnight Repo Rate (Semiannually)	3.75% (Semiannually)	3/20/2026	CAD	28,230,000	61,667	(29,061)	90,728
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	11.98% (Upon termination)	1/4/2027	BRL	25,571,178	300,203	—	300,203

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate Index/Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	13.03% (Upon termination)	1/4/2027	BRL	1,495,928	$ 33,142	$ 2,345	$ 30,797
8.50% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/4/2027	BRL	773,155	(18,317)	(28,983)	10,666
1-Day SOFR (Annually)	3.35% (Annually)	10/6/2027	USD	69,720,000	317,114	227,172	89,942
6-Month EURIBOR (Semiannually)	3.00% (Annually)	10/20/2027	EUR	31,330,000	589,994	24,278	565,716
1-Day SOFR (Annually)	3.73% (Annually)	11/28/2027	USD	13,860,000	156,281	67,224	89,057
1-Day ESTR (Annually)	2.67% (Annually)	4/22/2028	EUR	24,510,000	626,876	77,923	548,953
1-Day SOFR (Annually)	3.95% (Annually)	5/31/2028	USD	4,020,000	72,329	11,230	61,099
0.50% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	8/3/2028	JPY	4,512,080,000	89,349	76,444	12,905
1-Day SOFR (Annually)	3.70% (Annually)	9/22/2028	USD	58,610,000	554,743	(130,179)	684,922
1-Day SOFR (Annually)	4.38% (Annually)	10/3/2028	USD	16,000,000	535,280	—	535,280
1-Day SOFR (Annually)	4.51% (Annually)	10/11/2028	USD	8,370,000	334,506	—	334,506
1-Day ESTR (Annually)	2.50% (Annually)	10/19/2028	EUR	17,350,000	328,905	121,296	207,609
1-Day SOFR (Annually)	3.60% (Annually)	12/18/2028	USD	13,000,000	29,785	—	29,785
1-Day SOFR (Annually)	4.25% (Annually)	3/20/2029	USD	16,140,000	593,358	512,144	81,214
1-Day SONIA (Annually)	4.75% (Annually)	3/20/2029	GBP	6,440,000	544,926	315,148	229,778
3-Month KWCDC (Quarterly)	3.75% (Quarterly)	3/20/2029	KRW	2,619,370,000	75,913	16,942	58,971
7-Day CFETS Repo Rate (Quarterly)	2.50% (Quarterly)	3/20/2029	CNY	8,780,000	12,450	4,182	8,268
8.50% (Quarterly)	3-Month JIBAR (Quarterly)	3/20/2029	ZAR	26,640,000	(24,045)	(26,255)	2,210
1-Day SOFR (Annually)	4.33% (Annually)	10/13/2029	USD	1,700,000	68,757	—	68,757
1-Day SOFR (Annually)	4.55% (Annually)	10/19/2030	USD	9,600,000	597,720	—	597,720
1-Day SOFR (Annually)	4.18% (Annually)	11/7/2030	USD	1,950,000	78,626	—	78,626
2.68% (Annually)	1-Day SOFR (Annually)	7/28/2032	USD	15,530,000	407,600	301,562	106,038
2.00% (Annually)	1-Day SOFR (Annually)	12/21/2032	USD	10,100,000	1,149,448	1,040,439	109,009
3.00% (Annually)	1-Day SOFR (Annually)	6/21/2033	USD	8,300,000	424,793	367,635	57,158
1-Day SOFR (Annually)	4.31% (Annually)	10/5/2033	USD	24,550,000	860,271	1,347	858,924
6-Month EURIBOR (Semiannually)	3.00% (Annually)	11/10/2033	EUR	23,560,000	489,566	302,541	187,025
6-Month ASX BBSW (Semiannually)	4.75% (Semiannually)	12/20/2033	AUD	64,500,000	443,596	(510,060)	953,656
1-Day SOFR (Annually)	4.25% (Annually)	3/20/2034	USD	1,940,000	132,329	123,490	8,839
1-Day SONIA (Annually)	4.25% (Annually)	3/20/2034	GBP	230,000	24,561	12,425	12,136
3-Month JIBAR (Quarterly)	9.50% (Quarterly)	3/20/2034	ZAR	4,630,000	5,196	2,984	2,212
3-Month KWCDC (Quarterly)	3.75% (Quarterly)	3/20/2034	KRW	856,910,000	45,807	32,979	12,828
3-Month New Zealand BBR FRA (Quarterly)	4.75% (Semiannually)	3/20/2034	NZD	4,440,000	146,046	5,134	140,912
6-Month ASX BBSW (Semiannually)	4.25% (Semiannually)	3/20/2034	AUD	3,940,000	14,842	(91,618)	106,460
6-Month EURIBOR (Semiannually)	3.00% (Annually)	3/20/2034	EUR	25,280,000	1,330,931	(74,491)	1,405,422
6-Month WIBOR (Semiannually)	5.00% (Annually)	3/20/2034	PLN	3,240,000	35,219	35,115	104
Swiss Average Overnight Rate (Annually)	1.50% (Annually)	3/20/2034	CHF	2,880,000	113,420	105,957	7,463
3.24% (Annually)	1-Day SOFR (Annually)	10/6/2035	USD	16,010,000	125,835	71,994	53,841
6-Month EURIBOR (Semiannually)	2.15% (Annually)	8/9/2037	EUR	18,290,000	(445,602)	(604,387)	158,785
0.75% (Semiannually)	Bank of Japan Unsecured Overnight Call Rate (Semiannually)	3/20/2038	JPY	489,200,000	185,880	39,965	145,915
1-Day SOFR (Annually)	3.39% (Annually)	5/10/2038	USD	45,970,000	(286,880)	(504,694)	217,814
0.50% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	3/15/2042	JPY	1,080,000,000	991,682	300,339	691,343
1.45% (Annually)	6-Month EURIBOR (Semiannually)	8/10/2042	EUR	46,790,000	1,744,184	1,439,137	305,047
1.52% (Annually)	1-Day SOFR (Annually)	2/15/2047	USD	2,594,000	868,900	(23,965)	892,865
2.08% (Annually)	1-Day SOFR (Annually)	7/28/2047	USD	40,780,000	933,784	716,551	217,233
2.60% (Annually)	1-Day SOFR (Annually)	2/15/2048	USD	4,813,000	747,471	330,836	416,635
3.05% (Annually)	1-Day SOFR (Annually)	2/15/2048	USD	6,287,000	490,985	307,047	183,938
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate Index/Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
3.15% (Annually)	1-Day SOFR (Annually)	5/15/2048	USD	7,725,000	$ 434,370	$ (399,069)	$ 833,439
0.80% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	6/15/2052	JPY	250,000,000	280,928	11,645	269,283
Subtotal Appreciation					$20,213,806	$5,774,105	$14,439,701
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	9.20% (Upon termination)	1/2/2024	BRL	6,468,748	$ (95,958)	$ (28,018)	$ (67,940)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.30% (Upon termination)	1/2/2024	BRL	1,293,456	(1,060)	1,647	(2,707)
5.41% (Upon termination)	1-Day US Federal Fund Effective Rate (Upon termination)	1/31/2024	USD	118,167,000	(10,338)	—	(10,338)
Bank of Japan Unsecured Overnight Call Rate (Annually)	0.00% (Annually)	3/17/2024	JPY	750,000,000	1,720	11,605	(9,885)
1-Day SOFR (Annually)	2.20% (Annually)	6/15/2024	USD	14,700,000	(460,535)	—	(460,535)
1-Day SOFR (Annually)	4.72% (Annually)	9/13/2024	USD	6,900,000	(30,559)	—	(30,559)
1-Day SOFR (Annually)	3.50% (Annually)	9/30/2024	USD	5,189,000	(82,323)	(36,591)	(45,732)
1-Day SOFR (Annually)	3.65% (Annually)	11/22/2024	USD	7,900,000	(98,400)	—	(98,400)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.06% (Upon termination)	1/2/2025	BRL	10,122,091	16,078	357,647	(341,569)
1-Day SOFR (Annually)	3.50% (Annually)	4/19/2025	USD	230,000	(1,660)	723	(2,383)
9.50% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	3/18/2026	MXN	52,480,000	(10,443)	(1,377)	(9,066)
3.00% (Annually)	1-Day ESTR (Annually)	3/20/2026	EUR	81,850,000	(1,188,608)	(832,806)	(355,802)
3-Month ASX BBSW (Quarterly)	3.75% (Quarterly)	3/20/2026	AUD	47,330,000	23,429	192,786	(169,357)
3-Month JIBAR (Quarterly)	8.00% (Quarterly)	3/20/2026	ZAR	43,310,000	13,477	14,800	(1,323)
Bank of Japan Unsecured Overnight Call Rate (Annually)	0.50% (Annually)	8/2/2026	JPY	2,166,040,000	56,283	60,526	(4,243)
10.29% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/4/2027	BRL	3,926,736	(9,744)	—	(9,744)
11.23% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/4/2027	BRL	4,115,212	(23,616)	13,071	(36,687)
6-Month EURIBOR (Semiannually)	1.00% (Annually)	5/18/2027	EUR	3,600,000	(188,223)	(163,593)	(24,630)
1-Day SOFR (Annually)	2.15% (Annually)	6/15/2027	USD	14,700,000	(981,766)	—	(981,766)
1-Day SOFR (Annually)	2.87% (Annually)	7/22/2027	USD	1,700,000	(63,226)	—	(63,226)
1-Day SOFR (Annually)	2.85% (Annually)	8/29/2027	USD	3,200,000	(114,812)	—	(114,812)
2.85% (Annually)	3-Month EURIBOR (Quarterly)	4/22/2028	EUR	24,510,000	(614,740)	(66,238)	(548,502)
1-Day SOFR (Annually)	3.70% (Annually)	6/9/2028	USD	5,700,000	(24,288)	—	(24,288)
11.50% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2029	BRL	3,713,698	(59,467)	(8,999)	(50,468)
0.50% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	3/21/2029	JPY	13,094,000,000	(26,391)	898,968	(925,359)
28-Day Mexico Interbank TIIE (Lunar)	7.45% (Lunar)	7/18/2029	MXN	165,770,000	(475,111)	68,836	(543,947)
1-Day SOFR (Annually)	3.08% (Annually)	3/28/2030	USD	4,500,000	(181,363)	—	(181,363)
3.50% (Semiannually)	Bank Of Canada Overnight Repo Rate (Semiannually)	6/1/2032	CAD	11,000,000	(303,539)	45,028	(348,567)
1-Day SOFR (Annually)	3.52% (Annually)	6/9/2033	USD	10,000,000	(68,900)	—	(68,900)
Bank of Japan Unsecured Overnight Call Rate (Annually)	1.25% (Annually)	8/2/2033	JPY	929,300,000	12,602	19,592	(6,990)
1.25% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	8/3/2033	JPY	1,014,000,000	(13,616)	(8,212)	(5,404)
1-Day SOFR (Annually)	3.50% (Annually)	12/20/2033	USD	280,000	283	1,311	(1,028)
3.75% (Semiannually)	Bank Of Canada Overnight Repo Rate (Semiannually)	12/20/2033	CAD	3,200,000	(139,030)	(11,985)	(127,045)
9.00% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	3/8/2034	MXN	10,490,000	(26,584)	(20,629)	(5,955)

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate Index/Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
3.00% (Annually)	3-Month STIBOR (Quarterly)	3/20/2034	SEK	78,720,000	$ (467,406)	$ (288,468)	$ (178,938)
3.25% (Semiannually)	Bank Of Canada Overnight Repo Rate (Semiannually)	3/20/2034	CAD	190,000	(2,780)	562	(3,342)
3.75% (Annually)	6-Month NIBOR (Semiannually)	3/20/2034	NOK	11,030,000	(41,855)	(29,167)	(12,688)
3.78% (Annually)	1-Day SOFR (Annually)	9/22/2036	USD	13,220,000	(397,637)	221,622	(619,259)
1-Day SOFR (Annually)	2.91% (Annually)	7/28/2037	USD	41,480,000	(915,659)	(684,966)	(230,693)
Bank of Japan Unsecured Overnight Call Rate (Annually)	1.50% (Annually)	8/3/2038	JPY	1,099,000,000	(75,753)	(51,233)	(24,520)
6-Month EURIBOR (Semiannually)	1.05% (Annually)	8/11/2047	EUR	27,390,000	(842,834)	(641,932)	(200,902)
2.56% (Annually)	1-Day SOFR (Annually)	5/11/2053	USD	39,120,000	423,920	455,730	(31,810)
2.00% (Semiannually)	6-Month EURIBOR (Annually)	5/17/2053	EUR	8,730,000	38,573	303,968	(265,395)
2.50% (Annually)	6-Month EURIBOR (Semiannually)	11/10/2053	EUR	10,510,000	(496,824)	(355,195)	(141,629)
3.61% (Annually)	1-Day SOFR (Annually)	11/15/2053	USD	13,100,000	(556,084)	(86,950)	(469,134)
3.51% (Annually)	1-Day SOFR (Annually)	11/29/2053	USD	4,370,000	(154,746)	(78,652)	(76,094)
2.50% (Annually)	6-Month EURIBOR (Semiannually)	3/20/2054	EUR	2,400,000	(107,236)	(70,658)	(36,578)
Subtotal Depreciation					$ (8,766,749)	$ (797,247)	$ (7,969,502)
Net Centrally Cleared Interest Rate Swaps outstanding at December 31, 2023					$11,447,057	$4,976,858	$ 6,470,199

Pay Rate Index/Pay Rate	Receive Rate Index/Receive Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Financing Index: 1-Day US Federal Fund Effective Rate - 0.15%	Vanguard Intermediate-Term Corporate Bond Index Fund (Monthly)	1/4/2024	JPM	USD	425,931	$ 13,465	$ —	$ 13,465
Financing Index: 1-Day US Federal Fund Effective Rate + 0.45%	Vanguard Short-Term Corporate Bond Index Fund (Monthly)	1/6/2025	BOA	USD	404,488	4,988	—	4,988
Subtotal Appreciation						$ 18,453	$ —	$ 18,453
Markit iBoxx USD Liquid Investment Grade Index (Monthly)	Financing Index: 1-Day US Federal Fund Effective Rate - 0.8%	1/6/2025	JPM	USD	470,381	$(17,209)	$ —	$(17,209)
Subtotal Depreciation						$(17,209)	$ —	$(17,209)
Net Total Return Swaps outstanding at December 31, 2023						$ 1,244	$ —	$ 1,244
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 33,827,517	$ —	$ 33,827,517	$ —
Asset-Backed Securities	254,336,282	—	254,336,282	—
Corporate Bonds	540,625,366	—	540,370,006	255,360
Foreign Bonds	226,258,229	—	226,258,229	—
Loan Agreements	22,539,640	—	22,539,640	—
Money Market Funds	161,233,829	161,233,829	—	—
Mortgage-Backed Securities	1,092,582,228	—	1,092,582,228	—
Municipal Bonds	11,144,751	—	11,144,751	—
Preferred Stock	151,440	151,440	—	—
Purchased Options:
Call Options	1,295,624	1,295,624	—	—
Put Options	158,448	158,448	—	—
Total Purchased Options	1,454,072	1,454,072	—	—
Repurchase Agreements	343,500,000	—	343,500,000	—
U.S. Treasury Obligations	395,822,694	—	395,822,694	—
Total Assets - Investments in Securities	$3,083,476,048	$162,839,341	$2,920,381,347	$255,360
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 2,316,418	$ —	$ 2,316,418	$ —
Futures Contracts	13,224,752	13,224,752	—	—
Swap Agreements	14,941,283	—	14,941,283	—
Total Assets - Other Financial Instruments	$ 30,482,453	$ 13,224,752	$ 17,257,701	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
TBA Sale Commitments	$(64,858,067)	$ —	$(64,858,067)	$ —
Written Options:
Call Options	(346,767)	(346,767)	—	—
Call Swaptions	(563,602)	(563,602)	—	—
Put Option	(59,000)	(59,000)	—	—
Put Swaptions	(95,726)	(95,726)	—	—
Total Written Options	(1,065,095)	(1,065,095)	—	—
Total Liabilities - Investments in Securities	$(65,923,162)	$(1,065,095)	$(64,858,067)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (4,616,879)	$ —	$ (4,616,879)	$ —
Futures Contracts	(7,007,729)	(7,007,729)	—	—
Swap Agreements	(8,274,501)	—	(8,274,501)	—
Total Liabilities - Other Financial Instruments	$(19,899,109)	$(7,007,729)	$(12,891,380)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2023.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2023.
See Notes to Financial Statements.

Global Bond Fund (Unaudited)
The Fund invested in a diversified portfolio composed of global fixed income securities with a dollar-weighted effective duration normally between three to 10 years. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The Fund maintained its global focus, seeking investment opportunities across a wide array of economies, credits, yield curves and currencies. For the one-year period ended December 31, 2023, the Investor Class of the Fund underperformed its composite benchmark of 70% Bloomberg Global Aggeregate Bond Index, 15% J.P. Morgan Emerging Markets Bond Index (EMBI) Plus and 15% Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index (5.77% (net of fees) versus 7.54%).
Underperformance within the Fund relative to the composite benchmark was driven primarily by an underweight to emerging markets debt. An underweight to broad duration relative to the composite benchmark was additive as well with rates rising across the globe in response to inflation.
Government bond futures, interest rate futures, options and swaps were used for the common purpose of implementing yield curve positioning strategies, managing duration and taking a directional position on the path of inflation. In aggregate, these added to relative performance. Currency options and forward contracts were used to adjust exposure to various currency markets and/or to hedge against foreign currency fluctuations. In aggregate, currency derivatives were detractors from performance. Credit default swaps, purchased to tactically adjust credit exposure, were neutral to the Fund’s relative performance during the year.
During the year, the Fund remained focused on its objective of seeking to maximize total return through capital gains and current income while preserving principal value.
This Fund may be suitable for investors who have a medium- to long-term investment horizon, seek higher returns than those offered by a shorter maturity fixed income fund, can accept short-term fluctuations in account value and want to diversify their portfolio with a globally diversified fixed income investment option. This Fund may invest, to a large extent, in below-investment grade securities (i.e., high yield securities or junk bonds). These securities involve greater risks of default, are more volatile than fixed income securities rated investment grade and are inherently speculative. Obligations of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser or sub-advisers misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

Global Bond Fund (Unaudited)
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Foreign Bonds	44.7
U.S. Treasury Obligations	18.5
Corporate Bonds	16.2
Money Market Funds	10.3
Mortgage-Backed Securities	9.0
Asset-Backed Securities	2.2
Loan Agreements	1.4
Mutual Funds	0.2
Energy	0.1
Financials	—**
Communication Services	—**
Industrials	—**
Purchased Options	—**
102.6
**Rounds to less than 0.05%
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	6.02%	5.77%***	7.54%
Five Year	1.01%	0.71%	0.34%
Ten Year	N/A	1.33%	1.42%
Since Inception(1)	1.27%	3.35%	3.48%
Inception Date	05/01/15	12/29/06
Total Fund Operating Expenses (May 1, 2023 Prospectus)(2)#	0.58%	0.87%

(1)	The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
See Notes to Financial Statements.

Global Bond Fund (Unaudited)

Investor Class*
Benchmark Index**
Bloomberg Global Aggregate Bond Index
J.P. Morgan Emerging Markets Bond Index (EMBI) Plus
Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
$15,669
$11,616
$11,520
$11,415
$10,386

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The Benchmark Index is 15% J.P. Morgan Emerging Markets Bond Index (EMBI) Plus, 70% Bloomberg Global Aggregate Bond Index and 15% Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index. The weightings of the Benchmark Index were modified effective May 1, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
***Total returns may differ from the financial highlights due to adjustments required by U.S. GAAP.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Par	Value
ASSET-BACKED SECURITIES — 2.2%
510 Asset Backed Trust, Series 2021-NPL1, Class A1
(Step to 5.24% on 07/25/24), 2.24%, 06/25/61 144A STEP	$ 57,103	$ 54,457
Aaset Trust, Series 2021-2A, Class A
2.80%, 01/15/47 144A	202,762	174,969
Air Canada Pass-Through Trust, Series 2020-2, Class A
5.25%, 04/01/29 144A	327,017	321,163
American Airlines Pass-Through Trust, Series 2016-3, Class B
3.75%, 10/15/25	140,910	132,990
American Airlines Pass-Through Trust, Series 2017-2, Class B
3.70%, 10/15/25	53,270	50,164
American Credit Acceptance Receivables Trust, Series 2021-3, Class D
1.34%, 11/15/27 144A	80,000	77,386
American Credit Acceptance Receivables Trust, Series 2021-4, Class D
1.82%, 02/14/28 144A	105,000	101,370
Applebee's Funding LLC, Series 2023-1A, Class A2
7.82%, 03/05/53 144A	100,000	102,307
Arbys Funding LLC, Series 2020-1A, Class A2
3.24%, 07/30/50 144A	1,199,700	1,099,591
Ares XXXIR CLO, Ltd., Series 2014-31RA, Class B
(Floating, CME Term SOFR 3M + 1.86%, 1.60% Floor), 7.24%, 05/24/30 144A †	250,000	248,456
Avis Budget Rental Car Funding AESOP LLC, Series 2023-3A, Class C
7.05%, 02/22/28 144A	400,000	405,251
BHG Securitization Trust, Series 2022-A, Class B
2.70%, 02/20/35 144A	110,000	101,853
Bravo Mortgage Asset Trust, Series 2006-1A, Class M1
(Floating, CME Term SOFR 1M + 0.71%, 0.60% Floor), 6.07%, 07/25/36 144A †	555,032	487,924
Bridgecrest Lending Auto Securitization Trust, Series 2023-1, Class D
7.84%, 08/15/29	125,000	130,015
Carvana Auto Receivables Trust, Series 2021-N3, Class C
1.02%, 06/12/28	12,329	11,496
Carvana Auto Receivables Trust, Series 2021-N4, Class C
1.72%, 09/11/28	4,819	4,545
Carvana Auto Receivables Trust, Series 2021-N4, Class D
2.30%, 09/11/28	45,496	43,662
	Par	Value
Carvana Auto Receivables Trust, Series 2021-P3, Class C
1.93%, 10/12/27	$ 60,000	$ 52,809
Carvana Auto Receivables Trust, Series 2021-P4, Class C
2.33%, 02/10/28	25,000	22,206
CLI Funding VI LLC, Series 2020-1A, Class B
3.62%, 09/18/45 144A	900,787	821,030
CLI Funding VIII LLC, Series 2021-1A, Class A
1.64%, 02/18/46 144A	88,253	78,009
DT Auto Owner Trust, Series 2021-3A, Class D
1.31%, 05/17/27 144A	165,000	153,511
DT Auto Owner Trust, Series 2021-4A, Class D
1.99%, 09/15/27 144A	65,000	60,318
DT Auto Owner Trust, Series 2022-1A, Class D
3.40%, 12/15/27 144A	95,000	90,777
DT Auto Owner Trust, Series 2023-3A, Class D
7.12%, 05/15/29 144A	50,000	50,891
Exeter Automobile Receivables Trust, Series 2021-3A, Class D
1.55%, 06/15/27	120,000	111,958
Exeter Automobile Receivables Trust, Series 2022-6A, Class C
6.32%, 05/15/28	20,000	20,110
Exeter Automobile Receivables Trust, Series 2023-2A, Class D
6.32%, 08/15/29	40,000	40,128
Exeter Automobile Receivables Trust, Series 2023-3A, Class D
6.68%, 04/16/29	20,000	20,217
Exeter Automobile Receivables Trust, Series 2023-5A, Class D
7.13%, 02/15/30	100,000	102,846
Flagship Credit Auto Trust, Series 2021-2, Class D
1.59%, 06/15/27 144A	40,000	36,438
Flagship Credit Auto Trust, Series 2021-3, Class D
1.65%, 09/15/27 144A	50,000	44,820
Ford Credit Auto Lease Trust, Series 2023-B, Class D
6.97%, 06/15/28	25,000	25,391
Ford Credit Auto Owner Trust, Series 2021-A, Class A3
0.30%, 08/15/25	60,235	59,389
Frontier Issuer LLC, Series 2023-1, Class A2
6.60%, 08/20/53 144A	190,000	189,647
GITSIT Mortgage Loan Trust, Series 2023-NPL1, Class A1
8.35%, 05/25/53 144A STEP	47,741	47,994

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
GLS Auto Receivables Issuer Trust, Series 2021-1A, Class D
1.68%, 01/15/27 144A	$ 175,000	$ 170,041
GLS Auto Receivables Issuer Trust, Series 2021-2A, Class D
1.42%, 04/15/27 144A	65,000	61,511
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class D
1.48%, 07/15/27 144A	80,000	74,673
GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D
2.48%, 10/15/27 144A	135,000	126,372
GLS Auto Receivables Issuer Trust, Series 2023-2A, Class D
6.31%, 03/15/29 144A	30,000	30,210
Honda Auto Receivables Owner Trust, Series 2021-1, Class A3
0.27%, 04/21/25	25,778	25,467
JP Morgan Mortgage Trust, Series 2023-HE3, Class A1
(Floating, U.S. 30-Day Average SOFR + 1.60%), 6.94%, 05/20/54 144A †	143,000	144,072
Merchants Fleet Funding LLC, Series 2023-1A, Class A
7.21%, 05/20/36 144A	120,000	121,317
MVW LLC, Series 2021-2A, Class C
2.23%, 05/20/39 144A	64,611	58,856
Navient Private Education Refinancing Loan Trust, Series 2021-FA, Class B
2.12%, 02/18/70 144A	100,000	65,715
Navient Student Loan Trust, Series 2018-EA, Class B
4.44%, 12/15/59 144A	560,000	525,769
Neighborly Issuer, Series 2023-1A, Class A2
7.31%, 01/30/53 144A	1,230,700	1,234,713
Nelnet Student Loan Trust, Series 2021-CA, Class D
4.44%, 04/20/62 144A	1,040,000	860,277
New Century Home Equity Loan Trust, Series 2003-6, Class M1
(Floating, CME Term SOFR 1M + 1.19%, 1.08% Floor, 12.50% Cap), 6.55%, 01/25/34†	148,248	148,079
Prestige Auto Receivables Trust, Series 2022-1A, Class D
8.08%, 08/15/28 144A	80,000	81,966
Progress Residential, Series 2021-SFR3, Class E1
2.54%, 05/17/26 144A	20,000	18,037
PRPM LLC, Series 2021-1, Class A1
2.12%, 01/25/26 144A † γ	66,328	66,198
PRPM LLC, Series 2021-5, Class A1
(Step to 4.79% on 07/25/24), 1.79%, 06/25/26 144A STEP	71,730	70,089
	Par	Value
PRPM LLC, Series 2022-5, Class A1
(Step to 0.36% on 01/25/24), 6.90%, 09/27/27 144A STEP	$ 113,431	$113,700
ServiceMaster Funding LLC, Series 2021-1, Class A2II
3.11%, 07/30/51 144A	908,666	733,023
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class C
3.12%, 05/20/36 144A	11,960	11,715
SLM Student Loan Trust, Series 2003-4, Class A5E
(Floating, U.S. 90-Day Average SOFR + 1.01%), 6.36%, 03/15/33 144A †	86,761	84,110
SLM Student Loan Trust, Series 2006-10, Class A6
(Floating, U.S. 90-Day Average SOFR + 0.41%), 5.75%, 03/25/44†	84,592	81,428
SMB Private Education Loan Trust, Seres 2021-A, Class A2A2
(Floating, CME Term SOFR 1M + 0.84%), 6.21%, 01/15/53 144A †	68,331	67,120
SMB Private Education Loan Trust, Series 2021-A, Class A2B
1.59%, 01/15/53 144A	163,994	145,612
SMB Private Education Loan Trust, Series 2021-B, Class A
1.31%, 07/17/51 144A	1,102,170	996,425
SMB Private Education Loan Trust, Series 2021-E, Class B
2.49%, 02/15/51 144A	100,000	81,038
Sunnova Helios X Issuer LLC, Series 2022-C, Class C
6.00%, 11/22/49 144A	93,694	81,401
Textainer Marine Containers VII, Ltd., Series 2021-1A, Class A
1.68%, 02/20/46 144A	77,333	67,948
U.S. Airways Pass-Through Trust, Series 2012-2, Class A
4.63%, 06/03/25	52,153	50,742
United Airlines Pass-Through Trust, Series 2016-2, Class B
3.65%, 04/07/27	48,611	45,720
United Airlines Pass-Through Trust, Series 2023-1, Class A
5.80%, 01/15/36	140,000	142,521
VCAT LLC, Series 2021-NPL5, Class A1
(Step to 4.87% on 09/25/24), 1.87%, 08/25/51 144A STEP	60,821	59,835
VCAT LLC, Series 2021-NPL6, Class A1
(Step to 4.92% on 10/25/24), 1.92%, 09/25/51 144A STEP	100,956	98,984

See Notes to Financial Statements.

	Par	Value
VOLT XCVII LLC, Series 2021-NPL6, Class A1
(Step to 5.24% on 04/25/24), 2.24%, 04/25/51 144A STEP	$ 58,603	$ 56,724
Westlake Automobile Receivables Trust, Series 2023-4A, Class D
7.19%, 07/16/29 144A	100,000	102,092
Total Asset-Backed Securities (Cost $12,745,139)		12,479,588
CORPORATE BONDS — 16.2%
Air Lease Corporation
2.30%, 02/01/25	280,000	270,358
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.08%), 4.65%, 06/15/26ρ ^	120,000	108,014
4.63%, 10/01/28	50,000	48,960
3.00%, 02/01/30	30,000	26,680
3.13%, 12/01/30	25,000	21,921
Allied Universal Holdco LLC
6.00%, 06/01/29 144A	270,000	220,346
Ally Financial, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.87%), 4.70%, 05/15/26ρ ^	140,000	105,359
(Variable, U.S. Treasury Yield Curve Rate CMT 7Y + 3.48%), 4.70%, 05/15/28ρ ^	125,000	85,141
2.20%, 11/02/28	50,000	42,587
8.00%, 11/01/31	175,000	192,101
Amazon.com, Inc.
0.45%, 05/12/24	595,000	584,645
American Airlines, Inc.
5.50%, 04/20/26 144A	650,000	645,801
5.75%, 04/20/29 144A Δ	750,000	731,705
American Express Co.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.85%), 3.55%, 09/15/26ρ ^	1,000,000	859,800
(Variable, U.S. SOFR + 1.76%), 4.42%, 08/03/33^	25,000	24,123
American Homes 4 Rent LP REIT
2.38%, 07/15/31	20,000	16,535
American Tower Corporation REIT
0.50%, 01/15/28(E) Δ	400,000	394,309
5.50%, 03/15/28	85,000	87,018
5.90%, 11/15/33	165,000	175,172
Amgen, Inc.
5.25%, 03/02/33	25,000	25,676
5.75%, 03/02/63	55,000	58,051
Antares Holdings LP
3.75%, 07/15/27 144A	250,000	225,602
Apple, Inc.
0.50%, 11/15/31(E)	180,000	169,905
4.65%, 02/23/46	120,000	118,891
Aramark International Finance S.a.r.l.
3.13%, 04/01/25(E)	184,000	202,676
Ardagh Metal Packaging Finance U.S.A. LLC
3.00%, 09/01/29(E)	100,000	89,338
	Par	Value
Ares Capital Corporation
2.88%, 06/15/28Δ	$ 105,000	$ 93,219
3.20%, 11/15/31	135,000	113,241
Arrow Electronics, Inc.
2.95%, 02/15/32Δ	30,000	25,413
Asbury Automotive Group, Inc.
4.63%, 11/15/29 144A Δ	40,000	37,081
Ashtead Capital, Inc.
5.95%, 10/15/33 144A	200,000	204,312
AT&T, Inc.
0.25%, 03/04/26(E)	650,000	674,127
2.90%, 12/04/26(U)	1,650,000	2,006,311
3.65%, 06/01/51	155,000	117,390
Athene Global Funding
1.61%, 06/29/26 144A	110,000	99,669
AutoNation, Inc.
3.85%, 03/01/32	25,000	22,267
Avantor Funding, Inc.
3.88%, 07/15/28(E) Δ	137,000	148,486
Aviation Capital Group LLC
1.95%, 01/30/26 144A	80,000	74,221
6.25%, 04/15/28 144A	55,000	56,192
6.75%, 10/25/28 144A	100,000	104,544
6.38%, 07/15/30 144A	105,000	108,451
Avnet, Inc.
5.50%, 06/01/32	130,000	129,005
Bank of America Corporation
1.38%, 03/26/25(E)	595,000	640,807
(Variable, CME Term SOFR 3M + 3.19%), 5.88%, 03/15/28ρ ^	900,000	862,622
(Variable, CME Term SOFR 3M + 1.77%), 3.71%, 04/24/28^	215,000	205,618
(Variable, CME Term SOFR 3M + 1.30%), 3.42%, 12/20/28^	435,000	409,880
(Variable, CME Term SOFR 3M + 1.25%), 2.50%, 02/13/31^	120,000	103,253
(Variable, U.S. SOFR + 1.37%), 1.92%, 10/24/31^	360,000	292,916
(Variable, U.S. SOFR + 1.33%), 2.97%, 02/04/33^	115,000	97,886
(Variable, U.S. SOFR + 2.16%), 5.02%, 07/22/33Δ ^	25,000	24,775
(Variable, U.S. SOFR + 1.91%), 5.29%, 04/25/34^	290,000	291,688
(Variable, U.S. SOFR + 1.84%), 5.87%, 09/15/34Δ ^	90,000	94,503
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.20%), 2.48%, 09/21/36^	60,000	47,638
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 3.85%, 03/08/37^	105,000	92,421
(Variable, U.S. SOFR + 1.58%), 3.31%, 04/22/42^	1,860,000	1,463,634
(Variable, CME Term SOFR 3M + 3.41%), 4.08%, 03/20/51^	170,000	143,819
Barings BDC, Inc.
3.30%, 11/23/26	70,000	63,912
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Belden, Inc.
3.38%, 07/15/27(E)	$100,000	$107,119
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/24 CONV	80,000	79,048
1.25%, 05/15/27 CONV Δ	235,000	242,496
Blackstone Secured Lending Fund
2.13%, 02/15/27	190,000	169,072
Block, Inc.
3.50%, 06/01/31Δ	65,000	57,840
Blue Owl Capital Corporation
2.88%, 06/11/28Δ	105,000	92,516
Blue Owl Technology Finance Corporation
4.75%, 12/15/25 144A	265,000	250,846
Boeing Co. (The)
4.88%, 05/01/25	690,000	687,185
3.75%, 02/01/50	350,000	273,158
5.81%, 05/01/50	245,000	254,902
Booking Holdings, Inc.
0.50%, 03/08/28(E)	275,000	275,697
Brighthouse Financial, Inc.
5.63%, 05/15/30Δ	375,000	380,726
Brixmor Operating Partnership LP REIT
2.25%, 04/01/28	15,000	13,349
Broadcom, Inc.
4.15%, 11/15/30	60,000	57,426
2.45%, 02/15/31 144A	45,000	38,542
4.15%, 04/15/32 144A	35,000	33,096
2.60%, 02/15/33 144A Δ	185,000	152,784
3.42%, 04/15/33 144A	75,000	66,046
3.47%, 04/15/34 144A	110,000	95,918
3.14%, 11/15/35 144A	140,000	115,287
Carnival Corporation
5.75%, 03/01/27 144A	80,000	78,180
9.88%, 08/01/27 144A Δ	50,000	52,535
4.00%, 08/01/28 144A	95,000	88,364
6.00%, 05/01/29 144A	45,000	43,320
7.00%, 08/15/29 144A	20,000	20,905
Caterpillar Financial Services Corporation
0.95%, 01/10/24	225,000	224,781
0.45%, 05/17/24	595,000	584,222
CCO Holdings LLC
4.25%, 01/15/34 144A	295,000	240,209
CDW LLC
4.25%, 04/01/28	40,000	38,342
3.28%, 12/01/28	30,000	27,472
3.25%, 02/15/29	55,000	50,352
3.57%, 12/01/31	280,000	248,466
Celanese U.S. Holdings LLC
6.33%, 07/15/29	40,000	41,999
6.55%, 11/15/30	40,000	42,392
6.38%, 07/15/32	25,000	26,458
6.70%, 11/15/33Δ	170,000	185,185
Centene Corporation
2.45%, 07/15/28	5,000	4,466
	Par	Value
4.63%, 12/15/29	$1,445,000	$1,387,263
3.38%, 02/15/30	30,000	26,942
3.00%, 10/15/30	30,000	26,034
2.50%, 03/01/31	255,000	212,739
2.63%, 08/01/31	100,000	83,364
Charles Schwab Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 3.08%), 4.00%, 12/01/30ρ ^	490,000	387,572
Charter Communications Operating LLC
2.80%, 04/01/31	255,000	215,629
2.30%, 02/01/32	235,000	187,492
4.40%, 04/01/33	55,000	50,873
3.50%, 06/01/41	370,000	262,630
5.75%, 04/01/48	890,000	793,807
4.80%, 03/01/50	285,000	221,258
3.70%, 04/01/51	65,000	42,507
3.85%, 04/01/61	30,000	18,819
4.40%, 12/01/61	245,000	170,293
3.95%, 06/30/62	245,000	155,052
Cheniere Energy Partners LP
4.50%, 10/01/29	20,000	19,115
4.00%, 03/01/31	235,000	213,608
3.25%, 01/31/32	55,000	46,931
5.95%, 06/30/33 144A	70,000	71,901
Cigna Group (The)
4.80%, 08/15/38	280,000	271,672
3.20%, 03/15/40	125,000	98,126
3.40%, 03/15/50	260,000	193,561
Citigroup, Inc.
(Variable, CME Term SOFR 3M + 3.68%), 6.30%, 05/15/24ρ Δ ^	690,000	682,630
(Variable, CME Term SOFR 3M + 1.16%), 3.35%, 04/24/25^	275,000	272,971
(Variable, CME Term SOFR 3M + 4.17%), 5.95%, 05/15/25ρ ^	100,000	97,978
(Variable, CME Term SOFR 3M + 1.82%), 3.89%, 01/10/28^	150,000	145,266
(Variable, CME Term SOFR 3M + 1.41%), 3.52%, 10/27/28^	155,000	146,807
(Variable, U.S. SOFR + 1.42%), 2.98%, 11/05/30^	165,000	147,218
(Variable, U.S. SOFR + 1.94%), 3.79%, 03/17/33^	155,000	139,708
Civitas Resources, Inc.
8.63%, 11/01/30 144A	25,000	26,533
Comcast Corporation
2.94%, 11/01/56	225,000	148,892
CommScope, Inc.
4.75%, 09/01/29 144A Δ	245,000	164,725
ConocoPhillips
6.50%, 02/01/39	10,000	11,608
Continental Resources, Inc.
4.38%, 01/15/28	15,000	14,548
5.75%, 01/15/31 144A	475,000	472,564
2.88%, 04/01/32 144A	160,000	130,137
4.90%, 06/01/44	270,000	219,408

See Notes to Financial Statements.

	Par	Value
Corebridge Financial, Inc.
4.35%, 04/05/42	$ 45,000	$ 38,351
Corporate Office Properties LP REIT
2.75%, 04/15/31	20,000	16,183
Coty, Inc.
3.88%, 04/15/26(E)	100,000	110,456
CSC Holdings LLC
4.13%, 12/01/30 144A Δ	200,000	152,384
4.63%, 12/01/30 144A	400,000	241,479
3.38%, 02/15/31 144A	200,000	146,195
CVS Health Corporation
1.75%, 08/21/30	30,000	24,834
4.13%, 04/01/40	80,000	68,993
5.05%, 03/25/48	255,000	239,828
DCP Midstream Operating LP
5.13%, 05/15/29	20,000	20,001
3.25%, 02/15/32	135,000	116,893
6.75%, 09/15/37 144A	500,000	551,644
Dell International LLC
5.75%, 02/01/33Δ	25,000	26,377
8.10%, 07/15/36Δ	122,000	150,542
8.35%, 07/15/46	14,000	18,486
Devon Energy Corporation
5.88%, 06/15/28	384,000	388,312
DH Europe Finance II S.a.r.l.
0.45%, 03/18/28(E)	275,000	274,663
Digital Euro Finco LLC REIT
1.13%, 04/09/28(E)	305,000	304,822
Dillard's, Inc.
7.75%, 07/15/26	450,000	468,378
Directv Financing LLC
5.88%, 08/15/27 144A	1,370,000	1,289,224
Discovery Communications LLC
3.63%, 05/15/30Δ	100,000	90,818
DISH DBS Corporation
7.75%, 07/01/26	1,545,000	1,077,699
5.75%, 12/01/28 144A	885,000	707,535
5.13%, 06/01/29	90,000	46,478
DISH Network Corporation
2.38%, 03/15/24 CONV Δ	275,000	273,281
3.38%, 08/15/26 CONV	565,000	302,275
Dollar Tree, Inc.
2.65%, 12/01/31Δ	30,000	25,526
DTE Energy Co.
3.40%, 06/15/29Δ	117,000	109,564
Duke Energy Corporation
2.55%, 06/15/31	250,000	213,855
El Paso Natural Gas Co. LLC
8.38%, 06/15/32	50,000	58,496
Electronic Arts, Inc.
1.85%, 02/15/31	30,000	25,094
Elevance Health, Inc.
4.10%, 05/15/32	25,000	23,931
Endeavor Energy Resources LP
5.75%, 01/30/28 144A	230,000	230,361
Energy Transfer LP
5.75%, 02/15/33	155,000	160,115
	Par	Value
6.55%, 12/01/33	$ 125,000	$ 135,841
EnLink Midstream LLC
6.50%, 09/01/30 144A	10,000	10,218
Entegris Escrow Corporation
4.75%, 04/15/29 144A	185,000	178,379
Enterprise Products Operating LLC
5.35%, 01/31/33	20,000	20,982
4.80%, 02/01/49Δ	290,000	275,510
EPR Properties REIT
3.60%, 11/15/31	295,000	245,366
EQT Corporation
5.70%, 04/01/28	20,000	20,315
5.00%, 01/15/29	900,000	892,230
7.00%, 02/01/30	105,000	112,814
3.63%, 05/15/31 144A Δ	105,000	93,904
ERAC U.S.A. Finance LLC
7.00%, 10/15/37 144A	535,000	627,351
Etsy, Inc.
0.13%, 09/01/27 CONV	35,000	29,946
0.25%, 06/15/28 CONV	85,000	68,263
Expedia Group, Inc.
3.25%, 02/15/30Δ	15,000	13,780
2.95%, 03/15/31	490,000	432,205
Exxon Mobil Corporation
3.45%, 04/15/51	170,000	134,161
Fidelity & Guaranty Life Holdings, Inc.
5.50%, 05/01/25 144A	430,000	425,097
Fidelity National Information Services, Inc.
1.00%, 12/03/28(E)	300,000	299,281
Fiserv, Inc.
1.63%, 07/01/30(E)	290,000	290,136
5.63%, 08/21/33	215,000	225,762
Ford Motor Credit Co. LLC
3.02%, 03/06/24(E)	100,000	110,081
2.75%, 06/14/24(U)	1,360,000	1,710,442
3.82%, 11/02/27	400,000	374,054
2.90%, 02/10/29	875,000	767,765
4.00%, 11/13/30	850,000	764,765
Freeport-McMoRan, Inc.
4.25%, 03/01/30	10,000	9,401
4.63%, 08/01/30	5,000	4,888
Gartner, Inc.
3.63%, 06/15/29 144A	65,000	58,686
3.75%, 10/01/30 144A	10,000	8,851
GATX Corporation
5.45%, 09/15/33	140,000	141,216
6.05%, 03/15/34	10,000	10,405
6.90%, 05/01/34Δ	60,000	66,232
General Motors Co.
5.60%, 10/15/32Δ	25,000	25,627
General Motors Financial Co., Inc.
(Variable, ICE LIBOR USD 3M + 3.60%), 5.75%, 09/30/27ρ ^	5,000	4,448
5.85%, 04/06/30	5,000	5,168
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.00%), 5.70%, 09/30/30ρ Δ ^	$ 10,000	$ 9,275
3.10%, 01/12/32	50,000	42,668
6.40%, 01/09/33Δ	110,000	117,377
GEO Group, Inc. (The)
10.50%, 06/30/28	217,000	220,447
Georgia-Pacific LLC
8.88%, 05/15/31	305,000	380,872
Glencore Funding LLC
6.13%, 10/06/28 144A	190,000	199,389
2.50%, 09/01/30 144A Δ	55,000	47,348
6.38%, 10/06/30 144A Δ	180,000	193,688
2.85%, 04/27/31 144A	420,000	363,504
5.70%, 05/08/33 144A Δ	105,000	109,230
6.50%, 10/06/33 144A	370,000	404,495
Global Payments, Inc.
5.30%, 08/15/29	30,000	30,250
2.90%, 05/15/30	65,000	57,294
2.90%, 11/15/31	65,000	55,729
5.40%, 08/15/32	65,000	65,808
Go Daddy Operating Co. LLC
3.50%, 03/01/29 144A	105,000	95,595
Goldman Sachs Capital II
(Variable, CME Term SOFR 3M + 1.03%), 6.41%, 02/02/24† ρ	40,000	33,489
Goldman Sachs Group, Inc. (The)
(Variable, CME Term SOFR 3M + 1.46%), 3.27%, 09/29/25^	150,000	147,496
(Variable, U.S. SOFR + 0.79%), 1.09%, 12/09/26Δ ^	360,000	331,791
(Variable, U.S. SOFR + 0.82%), 1.54%, 09/10/27^	65,000	58,979
0.25%, 01/26/28(E)	428,000	418,947
(Variable, CME Term SOFR 3M + 1.77%), 3.69%, 06/05/28^	175,000	167,404
(Variable, U.S. SOFR + 1.73%), 4.48%, 08/23/28^	275,000	270,529
(Variable, CME Term SOFR 3M + 1.42%), 3.81%, 04/23/29^	240,000	228,149
(Variable, U.S. SOFR + 1.28%), 2.62%, 04/22/32^	190,000	159,829
(Variable, U.S. SOFR + 1.41%), 3.10%, 02/24/33^	25,000	21,499
6.75%, 10/01/37	180,000	198,793
(Variable, CME Term SOFR 3M + 1.63%), 4.02%, 10/31/38^	135,000	118,233
GTCR W-2 Merger Sub LLC
7.50%, 01/15/31 144A	680,000	719,013
HCA, Inc.
5.38%, 09/01/26	18,000	18,100
4.13%, 06/15/29	70,000	66,971
3.50%, 09/01/30	50,000	45,381
2.38%, 07/15/31	30,000	24,779
3.63%, 03/15/32	170,000	152,276
5.50%, 06/01/33Δ	290,000	295,152
5.25%, 06/15/49	140,000	130,802
Hercules LLC
6.50%, 06/30/29	130,000	122,400
	Par	Value
Hess Midstream Operations LP
4.25%, 02/15/30 144A	$ 30,000	$ 27,635
Hilton Domestic Operating Co., Inc.
3.63%, 02/15/32 144A	75,000	65,568
Hilton Grand Vacations Borrower Escrow LLC
5.00%, 06/01/29 144A	60,000	55,425
4.88%, 07/01/31 144A	20,000	17,723
Hologic, Inc.
3.25%, 02/15/29 144A	50,000	45,379
HUB International, Ltd.
7.25%, 06/15/30 144A	95,000	100,406
Icahn Enterprises LP
4.75%, 09/15/24	5,000	4,973
5.25%, 05/15/27	15,000	13,513
4.38%, 02/01/29	280,000	234,150
iHeartCommunications, Inc.
5.25%, 08/15/27 144A Δ	35,000	27,844
Ingersoll Rand, Inc.
5.70%, 08/14/33Δ	155,000	164,164
Jacobs Engineering Group, Inc.
6.35%, 08/18/28	140,000	146,345
JBS U.S.A. LUX SA
3.00%, 02/02/29	45,000	39,609
3.75%, 12/01/31	50,000	43,178
Jefferies Financial Group, Inc.
6.25%, 01/15/36	350,000	369,127
6.50%, 01/20/43	260,000	272,590
JELD-WEN, Inc.
4.88%, 12/15/27 144A	150,000	141,907
John Deere Capital Corporation
0.90%, 01/10/24	55,000	54,953
1.25%, 01/10/25	85,000	82,048
JPMorgan Chase & Co.
(Variable, U.S. SOFR + 1.56%), 4.32%, 04/26/28^	135,000	133,141
(Variable, Euribor 3M + 0.84%), 1.64%, 05/18/28(E) ^	250,000	260,958
(Variable, CME Term SOFR 3M + 2.52%), 2.96%, 05/13/31^	445,000	391,873
(Variable, U.S. SOFR + 2.08%), 4.91%, 07/25/33^	25,000	24,767
(Variable, CME Term SOFR 3M + 2.46%), 3.11%, 04/22/41^	115,000	88,905
(Variable, U.S. SOFR + 2.44%), 3.11%, 04/22/51^	460,000	332,330
(Variable, U.S. SOFR + 1.58%), 3.33%, 04/22/52^	1,880,000	1,413,163
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	40,000	42,260
6.95%, 01/15/38	50,000	55,098
Kinder Morgan, Inc.
7.75%, 01/15/32	560,000	638,797
L3Harris Technologies, Inc.
5.40%, 01/15/27	35,000	35,762
5.40%, 07/31/33	55,000	57,323
5.60%, 07/31/53Δ	50,000	53,513

See Notes to Financial Statements.

	Par	Value
Legacy LifePoint Health LLC
4.38%, 02/15/27 144A Δ	$230,000	$ 212,856
Leidos, Inc.
4.38%, 05/15/30	15,000	14,391
2.30%, 02/15/31	35,000	29,348
5.75%, 03/15/33	140,000	146,398
Lennar Corporation
4.75%, 11/29/27	720,000	720,013
Lithia Motors, Inc.
3.88%, 06/01/29 144A Δ	185,000	167,275
4.38%, 01/15/31 144A	15,000	13,648
Livongo Health, Inc.
0.88%, 06/01/25 CONV	35,000	32,879
Marathon Oil Corporation
6.80%, 03/15/32Δ	20,000	21,701
Marathon Petroleum Corporation
4.70%, 05/01/25	80,000	79,537
Marriott International, Inc.
2.85%, 04/15/31	75,000	65,045
Marriott Ownership Resorts, Inc.
4.50%, 06/15/29 144A Δ	45,000	39,706
Marvell Technology, Inc.
2.45%, 04/15/28	70,000	63,284
2.95%, 04/15/31	60,000	52,546
5.95%, 09/15/33	5,000	5,319
Masco Corporation
7.75%, 08/01/29	62,000	69,093
6.50%, 08/15/32	27,000	29,562
Matador Resources Co.
6.88%, 04/15/28 144A Δ	20,000	20,319
MBIA Insurance Corporation
16.92%, 01/15/33 144A #	215,000	7,794
McDonald’s Corporation
1.60%, 03/15/31(E)	400,000	398,123
Meta Platforms, Inc.
4.95%, 05/15/33	175,000	181,094
Micron Technology, Inc.
6.75%, 11/01/29	185,000	200,279
2.70%, 04/15/32	30,000	25,253
5.88%, 02/09/33	165,000	171,914
5.88%, 09/15/33Δ	440,000	458,497
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	262,500	263,449
Molina Healthcare, Inc.
4.38%, 06/15/28 144A	55,000	52,093
3.88%, 05/15/32 144A	90,000	78,774
Morgan Stanley
(Variable, U.S. SOFR + 0.51%), 0.79%, 01/22/25^	430,000	428,752
4.35%, 09/08/26	120,000	117,897
3.63%, 01/20/27	215,000	208,695
3.95%, 04/23/27	27,000	26,240
(Variable, U.S. SOFR + 1.14%), 2.70%, 01/22/31^	245,000	214,518
(Variable, U.S. SOFR + 2.56%), 6.34%, 10/18/33^	20,000	21,614
(Variable, SONIA Interest Rate + 2.25%), 5.79%, 11/18/33(U) ^	820,000	1,114,678
	Par	Value
(Variable, U.S. SOFR + 1.87%), 5.25%, 04/21/34^	$105,000	$105,294
(Variable, U.S. SOFR + 1.88%), 5.42%, 07/21/34^	100,000	101,739
(Variable, U.S. SOFR + 1.36%), 2.48%, 09/16/36^	190,000	151,050
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.43%), 5.95%, 01/19/38^	175,000	177,389
Motorola Solutions, Inc.
5.60%, 06/01/32	25,000	25,816
MPLX LP
5.00%, 03/01/33	25,000	24,537
4.70%, 04/15/48	85,000	73,633
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	605,000	644,723
Nationstar Mortgage Holdings, Inc.
5.00%, 02/01/26 144A Δ	60,000	58,709
Navient Corporation
6.75%, 06/15/26Δ	125,000	126,973
NCL Corporation, Ltd.
5.88%, 03/15/26 144A	65,000	63,503
1.13%, 02/15/27 CONV	95,000	87,219
5.88%, 02/15/27 144A	65,000	64,487
8.13%, 01/15/29 144A	95,000	99,263
NCL Finance, Ltd.
6.13%, 03/15/28 144A	25,000	23,901
Netflix, Inc.
3.63%, 05/15/27(E)	100,000	111,887
5.88%, 11/15/28Δ	90,000	94,980
6.38%, 05/15/29	135,000	146,910
5.38%, 11/15/29 144A	10,000	10,342
4.88%, 06/15/30 144A Δ	145,000	146,968
NGPL PipeCo LLC
7.77%, 12/15/37 144A	200,000	223,045
Nordson Corporation
5.80%, 09/15/33	25,000	26,648
Occidental Petroleum Corporation
3.50%, 08/15/29	280,000	248,569
8.88%, 07/15/30	10,000	11,714
6.63%, 09/01/30	35,000	37,266
6.13%, 01/01/31	75,000	77,956
7.50%, 05/01/31	30,000	33,679
7.88%, 09/15/31	10,000	11,389
Olympus Water U.S. Holding Corporation
9.63%, 11/15/28(E)	100,000	118,668
OneMain Finance Corporation
6.88%, 03/15/25	125,000	126,636
3.50%, 01/15/27	10,000	9,262
3.88%, 09/15/28	15,000	13,285
5.38%, 11/15/29	40,000	37,556
4.00%, 09/15/30	25,000	21,425
Open Text Holdings, Inc.
4.13%, 02/15/30 144A Δ	300,000	271,829
Oracle Corporation
6.15%, 11/09/29	65,000	70,066
2.95%, 04/01/30	25,000	22,593
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.00%, 07/15/46	$ 175,000	$ 141,095
3.95%, 03/25/51	150,000	118,188
5.55%, 02/06/53Δ	80,000	80,440
Organon & Co.
2.88%, 04/30/28(E) Δ	150,000	152,526
Outfront Media Capital LLC
7.38%, 02/15/31 144A	15,000	15,783
Ovintiv, Inc.
8.13%, 09/15/30	15,000	16,970
7.20%, 11/01/31	5,000	5,445
7.38%, 11/01/31	10,000	11,046
6.50%, 08/15/34Δ	120,000	127,348
6.63%, 08/15/37	30,000	31,228
6.50%, 02/01/38	5,000	5,180
Owens Corning
7.00%, 12/01/36	523,000	603,274
Pacific Gas and Electric Co.
4.55%, 07/01/30	25,000	23,830
3.25%, 06/01/31	160,000	138,944
3.30%, 08/01/40	95,000	69,922
Penn Mutual Life Insurance Co. (The)
7.63%, 06/15/40 144A	345,000	393,682
Pilgrim's Pride Corporation
4.25%, 04/15/31	35,000	31,656
3.50%, 03/01/32	145,000	122,774
Plains All American Pipeline LP
3.55%, 12/15/29	70,000	64,575
3.80%, 09/15/30	85,000	78,377
PLT VII Finance S.a.r.l.
4.63%, 01/05/26(E)	100,000	110,052
PPL Capital Funding, Inc.
2.88%, 03/15/28 144A CONV	140,000	136,290
Primo Water Holdings, Inc.
3.88%, 10/31/28(E)	100,000	106,819
Rand Parent LLC
8.50%, 02/15/30 144A Δ	50,000	47,933
Range Resources Corporation
4.75%, 02/15/30 144A	840,000	777,416
Rocket Mortgage LLC
2.88%, 10/15/26 144A	370,000	341,638
3.63%, 03/01/29 144A	15,000	13,593
3.63%, 03/01/29	130,000	117,809
3.88%, 03/01/31 144A	325,000	286,065
4.00%, 10/15/33 144A	165,000	140,473
Rockies Express Pipeline LLC
6.88%, 04/15/40 144A	1,340,000	1,317,737
Royal Caribbean Cruises, Ltd.
4.25%, 07/01/26 144A	10,000	9,662
5.50%, 04/01/28 144A	215,000	212,443
RTX Corporation
2.38%, 03/15/32	15,000	12,521
5.15%, 02/27/33	165,000	168,480
6.10%, 03/15/34	115,000	125,107
S&P Global, Inc.
5.25%, 09/15/33 144A Δ	50,000	52,455
Sasol Financing U.S.A. LLC
5.50%, 03/18/31	1,470,000	1,239,671
	Par	Value
SBA Communications Corporation REIT
3.13%, 02/01/29	$155,000	$139,459
Seagate HDD Cayman
4.09%, 06/01/29	5,000	4,631
9.63%, 12/01/32	7,650	8,754
Sensata Technologies, Inc.
4.38%, 02/15/30 144A Δ	720,000	669,632
3.75%, 02/15/31 144A Δ	15,000	13,243
Southern Co. (The)
5.70%, 03/15/34	65,000	68,503
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.73%), 4.00%, 01/15/51^	120,000	114,325
(Variable, 2.11% - EUR Swap Rate 5Y), 1.88%, 09/15/81(E) ^	250,000	237,386
Southern Co. Gas Capital Corporation
5.75%, 09/15/33	30,000	31,595
Southwest Airlines Co.
1.25%, 05/01/25 CONV	175,000	177,494
Southwestern Energy Co.
4.75%, 02/01/32	765,000	708,814
Spectrum Brands, Inc.
5.00%, 10/01/29 144A	90,000	86,139
Splunk, Inc.
1.13%, 06/15/27 CONV	60,000	58,410
Spotify U.S.A., Inc.
0.00%, 03/15/26 CONV »	65,000	57,362
Sprint Capital Corporation
8.75%, 03/15/32	715,000	883,534
Starbucks Corporation
3.00%, 02/14/32	25,000	22,482
Steel Dynamics, Inc.
3.25%, 01/15/31	25,000	22,570
Stewart Information Services Corporation
3.60%, 11/15/31Δ	135,000	105,583
Synchrony Financial
2.88%, 10/28/31	185,000	148,658
Sysco Corporation
6.60%, 04/01/50	117,000	138,033
Tapestry, Inc.
3.05%, 03/15/32	30,000	24,437
Targa Resources Corporation
5.20%, 07/01/27	5,000	5,028
6.13%, 03/15/33	115,000	121,412
6.50%, 03/30/34	160,000	173,288
Targa Resources Partners LP
5.50%, 03/01/30	285,000	285,291
4.88%, 02/01/31	10,000	9,716
4.00%, 01/15/32	95,000	87,019
Teladoc Health, Inc.
1.25%, 06/01/27 CONV	275,000	227,397
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36Δ	75,000	71,872
Textron, Inc.
2.45%, 03/15/31	25,000	21,358

See Notes to Financial Statements.

	Par	Value
Time Warner Cable LLC
5.50%, 09/01/41	$ 35,000	$ 30,409
4.50%, 09/15/42	55,000	43,379
T-Mobile U.S.A., Inc.
2.40%, 03/15/29	25,000	22,472
3.88%, 04/15/30	675,000	640,820
2.70%, 03/15/32	515,000	439,835
5.75%, 01/15/34	25,000	26,589
4.50%, 04/15/50	235,000	208,706
Toyota Motor Credit Corporation
0.50%, 06/18/24	595,000	581,397
Transcontinental Gas Pipe Line Co. LLC
3.25%, 05/15/30	320,000	290,623
4.45%, 08/01/42	750,000	665,690
TransDigm, Inc.
6.25%, 03/15/26 144A	50,000	49,961
6.75%, 08/15/28 144A	35,000	35,849
Travel + Leisure Co.
6.63%, 07/31/26 144A	10,000	10,109
6.00%, 04/01/27	10,000	9,976
4.50%, 12/01/29 144A	110,000	98,645
4.63%, 03/01/30 144A	70,000	62,688
Travelers Cos., Inc. (The)
5.45%, 05/25/53	35,000	37,959
Trimble, Inc.
6.10%, 03/15/33	130,000	139,115
TriNet Group, Inc.
3.50%, 03/01/29 144A	35,000	31,475
Truist Financial Corporation
(Variable, U.S. SOFR + 2.36%), 5.87%, 06/08/34^	245,000	250,600
Uber Technologies, Inc.
0.00%, 12/15/25 CONV »	155,000	158,388
8.00%, 11/01/26 144A	15,000	15,289
7.50%, 09/15/27 144A	305,000	316,058
6.25%, 01/15/28 144A	120,000	120,407
4.50%, 08/15/29 144A	345,000	329,709
UGI International LLC
2.50%, 12/01/29(E)	100,000	94,284
United Rentals North America, Inc.
5.25%, 01/15/30Δ	410,000	404,916
3.88%, 02/15/31Δ	1,290,000	1,173,642
Unity Software, Inc.
0.00%, 11/15/26 CONV »	105,000	87,780
Utah Acquisition Sub, Inc.
3.13%, 11/22/28(E)	410,000	441,679
Venture Global Calcasieu Pass LLC
6.25%, 01/15/30 144A	45,000	44,813
4.13%, 08/15/31 144A	205,000	180,848
Veralto Corporation
5.45%, 09/18/33 144A	145,000	150,462
Verisk Analytics, Inc.
5.75%, 04/01/33	90,000	96,768
Verizon Communications, Inc.
1.13%, 11/03/28(U)	290,000	320,140
	Par	Value
1.88%, 10/26/29(E)	$ 410,000	$ 423,132
2.36%, 03/15/32	485,000	404,210
0.75%, 03/22/32(E) Δ	185,000	167,999
Viking Cruises, Ltd.
5.88%, 09/15/27 144A	90,000	86,929
Viking Ocean Cruises Ship VII, Ltd.
5.63%, 02/15/29 144A	900,000	878,274
Viper Energy, Inc.
7.38%, 11/01/31 144A	40,000	41,445
VMware LLC
2.20%, 08/15/31	140,000	116,249
VOC Escrow, Ltd.
5.00%, 02/15/28 144A Δ	280,000	268,753
Warnermedia Holdings, Inc.
4.05%, 03/15/29	40,000	37,988
4.28%, 03/15/32	230,000	210,850
5.14%, 03/15/52	190,000	164,056
Wells Fargo & Co.
5.88%, 06/15/25ρ Δ ^	170,000	168,817
(Variable, CME Term SOFR 3M + 1.26%), 2.57%, 02/11/31^	190,000	164,517
(Variable, U.S. SOFR + 2.02%), 5.39%, 04/24/34^	1,380,000	1,389,239
(Variable, CME Term SOFR 3M + 4.50%), 5.01%, 04/04/51Δ ^	840,000	800,199
Western Digital Corporation
2.85%, 02/01/29	65,000	56,026
Western Midstream Operating LP
3.10%, 02/01/25	850,000	827,681
6.35%, 01/15/29	65,000	67,885
4.05%, 02/01/30Δ	20,000	18,777
6.15%, 04/01/33	100,000	104,084
5.45%, 04/01/44	10,000	9,124
5.30%, 03/01/48	50,000	43,632
5.50%, 08/15/48	835,000	745,236
5.25%, 02/01/50	25,000	22,456
WestRock MWV LLC
8.20%, 01/15/30	75,000	86,594
7.95%, 02/15/31	25,000	29,198
Weyerhaeuser Co. REIT
6.88%, 12/15/33	250,000	276,070
Williams Cos., Inc. (The)
7.50%, 01/15/31	40,000	45,410
4.65%, 08/15/32	25,000	24,401
5.75%, 06/24/44	320,000	324,212
WMG Acquisition Corporation
2.25%, 08/15/31(E)	100,000	97,169
Yum! Brands, Inc.
4.63%, 01/31/32	195,000	182,626
ZF North America Capital, Inc.
6.88%, 04/14/28 144A	150,000	155,847
Total Corporate Bonds (Cost $98,752,128)		93,618,878
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
FOREIGN BONDS — 44.7%
Andorra — 0.0%
Andorra International Bond
1.25%, 02/23/27(E)	$ 100,000	$ 103,306
Angola — 0.0%
Angolan Government International Bond
9.38%, 05/08/48	200,000	166,956
Argentina — 0.3%
Argentine Republic Government International Bond
1.00%, 07/09/29	136,957	55,057
(Step to 1.75% on 07/09/27), 0.75%, 07/09/30 STEP	828,157	334,167
(Step to 4.13% on 07/09/24), 3.63%, 07/09/35 STEP	1,625,941	561,868
Provincia de Buenos Aires
(Step to 6.63% on 09/01/24), 6.38%, 09/01/37 144A STEP	623,391	240,296
YPF SA
8.50%, 07/28/25 144A	780,000	753,943
		1,945,331
Australia — 0.5%
Australia Government Bond
3.00%, 11/21/33(A)	518,000	325,586
1.75%, 06/21/51(A)	2,000,000	805,617
FMG Resources August 2006 Pty, Ltd.
4.38%, 04/01/31 144A	100,000	91,708
Queensland Treasury Corporation
4.50%, 03/09/33(A) 144A	1,842,000	1,267,294
5.25%, 07/21/36(A) 144A	677,000	485,975
		2,976,180
Austria — 0.4%
Benteler International AG
9.38%, 05/15/28(E) Δ	100,000	118,208
Republic of Austria Government Bond
0.90%, 02/20/32(E) 144A	50,000	48,650
Suzano Austria GmbH
5.00%, 01/15/30	730,000	706,495
3.75%, 01/15/31Δ	1,450,000	1,272,999
		2,146,352
Azerbaijan — 0.0%
State Oil Co. of the Azerbaijan Republic
6.95%, 03/18/30	200,000	210,875
Belgium — 0.1%
Elia Transmission Belgium SA
0.88%, 04/28/30(E)	500,000	482,255
Kingdom of Belgium Government Bond
3.00%, 06/22/33(E) 144A	27,000	30,800
1.45%, 06/22/37(E) 144A	33,774	31,507
0.40%, 06/22/40(E) 144A	40,594	29,904
3.75%, 06/22/45(E)	18,000	21,996
3.30%, 06/22/54(E) 144A	36,000	40,571
		637,033
	Par	Value
Brazil — 1.0%
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28	$ 100,000	$ 98,533
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/25(B) †††	17,030,000	3,501,355
10.00%, 01/01/27(B) †††	9,227,000	1,905,392
10.00%, 01/01/29(B) †††	1,944,000	398,458
Brazilian Government International Bond
5.63%, 01/07/41	100,000	92,686
		5,996,424
Canada — 1.5%
Bausch Health Cos., Inc.
4.88%, 06/01/28 144A	170,000	102,656
Canadian Government Bond
3.50%, 03/01/28(C)	3,071,000	2,342,018
2.75%, 06/01/33(C)	3,403,000	2,496,141
3.25%, 12/01/33(C)	460,000	351,682
Clarios Global LP
4.38%, 05/15/26(E)	151,000	165,857
Enbridge, Inc.
5.70%, 03/08/33	170,000	177,129
First Quantum Minerals, Ltd.
7.50%, 04/01/25 144A Δ	550,000	525,980
6.88%, 10/15/27 144A	200,000	170,250
Glencore Finance Canada, Ltd.
6.00%, 11/15/41	340,000	348,065
MEG Energy Corporation
7.13%, 02/01/27 144A	1,310,000	1,331,754
Open Text Corporation
6.90%, 12/01/27 144A	40,000	41,615
3.88%, 02/15/28 144A	190,000	176,768
Rogers Communications, Inc.
3.80%, 03/15/32Δ	136,000	125,337
		8,355,252
Chile — 0.0%
Empresa de los Ferrocarriles del Estado
3.83%, 09/14/61	200,000	137,585
China — 4.1%
Avolon Holdings Funding, Ltd.
4.25%, 04/15/26 144A	680,000	657,540
China Government Bond
2.20%, 07/27/25(Y)	29,500,000	4,119,687
3.85%, 12/12/26(Y)	18,000,000	2,612,452
3.48%, 06/29/27(Y)	33,000,000	4,778,025
4.15%, 12/04/27(Y)	13,000,000	1,921,763
4.29%, 05/22/29(Y)	16,500,000	2,489,108
3.60%, 05/21/30(Y)	7,000,000	1,027,732
2.62%, 06/25/30(Y)	15,640,000	2,206,645
2.88%, 02/25/33(Y)	13,620,000	1,958,210
3.95%, 06/29/43(Y)	4,000,000	604,228
4.10%, 05/21/45(Y)	1,000,000	153,478
Park Aerospace Holdings, Ltd.
5.50%, 02/15/24 144A	830,000	828,526

See Notes to Financial Statements.

	Par	Value
Times China Holdings, Ltd.
6.75%, 07/08/25#	$ 200,000	$ 4,800
Yuzhou Group Holdings Co., Ltd.
7.70%, 02/20/25#	495,000	32,675
		23,394,869
Colombia — 0.7%
Colombia Government International Bond
3.88%, 04/25/27	200,000	191,233
3.00%, 01/30/30	315,000	266,594
6.13%, 01/18/41	100,000	91,224
5.63%, 02/26/44	3,170,000	2,675,128
Ecopetrol SA
8.88%, 01/13/33	690,000	750,605
		3,974,784
Czech Republic — 0.2%
Czech Republic Government Bond
4.90%, 04/14/34(ZE)	23,150,000	1,136,913
Dominican Republic — 0.2%
Dominican Republic International Bond
5.95%, 01/25/27	100,000	100,590
4.88%, 09/23/32 144A	990,000	903,969
6.00%, 02/22/33	150,000	148,050
6.85%, 01/27/45	100,000	99,875
		1,252,484
Ecuador — 0.0%
Ecuador Government International Bond
0.00%, 07/31/30»	19,073	5,488
(Step to 6.90% on 07/31/24), 6.00%, 07/31/30 STEP	45,243	21,142
(Step to 5.50% on 07/31/24), 3.50%, 07/31/35 STEP	248,031	89,375
(Step to 5.00% on 07/31/24), 2.50%, 07/31/40 STEP	64,317	20,581
		136,586
Egypt — 0.2%
Egypt Government International Bond
6.38%, 04/11/31(E)	1,200,000	853,933
7.90%, 02/21/48	200,000	121,166
		975,099
El Salvador — 0.0%
El Salvador Government International Bond
7.65%, 06/15/35	130,000	101,888
France — 2.1%
Accor SA
(Variable, 3.25% - EUR Swap Rate 5Y), 2.63%, 01/30/25(E) ρ ^	100,000	107,885
Altice France SA
2.13%, 02/15/25(E)	1,220,000	1,302,400
3.38%, 01/15/28(E)	100,000	87,916
	Par	Value
4.13%, 01/15/29(E)	$ 100,000	$ 88,561
Banijay Group SAS
6.50%, 03/01/26(E)	100,000	110,566
Banque Federative du Credit Mutuel SA
1.25%, 06/03/30(E)	400,000	382,736
BNP Paribas SA
(Variable, USD Swap 5Y + 5.15%), 7.38%, 08/19/25 144A ρ ^	740,000	742,878
(Variable, Euribor 3M + 1.80%), 2.13%, 01/23/27(E) ^	300,000	321,946
(Variable, USD SOFR ICE Swap Rate 5Y + 3.98%), 7.00%, 08/16/28 144A ρ ^	300,000	295,253
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.90%), 7.75%, 08/16/29 144A ρ ^	860,000	880,012
(Variable, 0.83% - Euribor 3M), 0.50%, 01/19/30(E) ^	300,000	284,426
BPCE SA
0.25%, 01/14/31(E)	500,000	445,231
CAB SELAS
3.38%, 02/01/28(E) 144A	600,000	592,059
Constellium SE
4.25%, 02/15/26(E)	185,000	203,798
Credit Agricole SA
(Variable, ICE SWAP Rate GBP SONIA 5Y + 4.81%), 7.50%, 06/23/26(U) ρ ^	1,590,000	2,017,543
Electricite de France SA
(Variable, GBP Swap Rate 13Y + 4.23%), 6.00%, 01/29/26(U) ρ Δ ^	600,000	746,609
Forvia SE
2.38%, 06/15/27(E)	165,000	172,711
French Republic Government Bond OAT
1.50%, 05/25/31(E)	22,499	23,467
0.75%, 05/25/52(E)	9,396	5,958
1.75%, 05/25/66(E) 144A	12,350	9,771
Goldstory SAS
5.38%, 03/01/26(E)	820,000	905,592
Iliad Holding SASU
5.63%, 10/15/28(E) Δ	200,000	222,267
Kapla Holding SAS
3.38%, 12/15/26(E)	100,000	107,193
(Floating, Euribor 3M + 5.50%), 9.47%, 07/15/27(E) 144A †	330,000	372,090
Loxam SAS
5.75%, 07/15/27(E)	200,000	218,152
Matterhorn Telecom SA
4.00%, 11/15/27(E)	140,000	152,624
Orange SA
0.50%, 09/04/32(E)	400,000	361,489
Picard Groupe SAS
3.88%, 07/01/26(E) Δ	100,000	107,849
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
SNF Group SACA
2.63%, 02/01/29(E)	$ 100,000	$ 101,748
Suez SACA
2.88%, 05/24/34(E)	200,000	206,416
Valeo SE
5.38%, 05/28/27(E)	100,000	114,853
Veolia Environnement SA
(Variable, 2.71% - EUR Swap Rate 5Y), 2.25%, 01/20/26(E) ρ ^	200,000	209,057
		11,901,056
Germany — 8.4%
Allianz SE
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.17%), 3.20%, 10/30/27 144A ρ ^	3,200,000	2,533,753
APCOA Parking Holdings GmbH
4.63%, 01/15/27(E) 144A	100,000	104,170
4.63%, 01/15/27(E)	710,000	739,603
Aroundtown SA
0.38%, 04/15/27(E)	200,000	178,167
Bundesobligation
1.30%, 10/15/27(E)	368,000	396,617
2.40%, 10/19/28(E)	478,000	538,614
Bundesrepublik Deutschland Bundesanleihe
1.00%, 08/15/24(E)	3,140,000	3,416,564
0.50%, 02/15/26(E)	76,324	81,182
0.00%, 02/15/31(E) Δ	18,440,000	17,812,010
1.70%, 08/15/32(E)	13,363,706	14,450,365
1.00%, 05/15/38(E)	661,000	620,972
3.25%, 07/04/42(E)	162,000	204,464
0.00%, 08/15/52(E)	31,700	18,677
Bundesschatzanweisungen
2.50%, 03/13/25(E)	1,070,000	1,176,815
3.10%, 09/18/25(E)	2,720,000	3,031,517
CECONOMY AG
1.75%, 06/24/26(E)	100,000	96,238
Cheplapharm Arzneimittel GmbH
4.38%, 01/15/28(E)	100,000	107,922
Deutsche Bank AG
(Variable, U.S. SOFR + 2.76%), 3.73%, 01/14/32^	201,000	169,174
Deutsche Lufthansa AG
3.00%, 05/29/26(E)	100,000	107,718
Douglas GmbH
6.00%, 04/08/26(E)	100,000	109,422
Gruenenthal GmbH
4.13%, 05/15/28(E) Δ	160,000	175,221
IHO Verwaltungs GmbH
3.88%, 05/15/27(E) 1	215,000	233,103
Infineon Technologies AG
(Variable, 4.00% - EUR Swap Rate 5Y), 3.63%, 01/01/28(E) ρ ^	100,000	106,278
Kreditanstalt fuer Wiederaufbau
0.38%, 03/09/26(E)	21,000	22,159
	Par	Value
0.00%, 06/15/26(E) Δ	$ 77,000	$ 80,055
0.01%, 05/05/27(E)	22,000	22,449
1.25%, 06/30/27(E)	29,000	30,784
0.75%, 06/28/28(E)	61,000	62,667
0.75%, 01/15/29(E)	43,000	43,748
0.00%, 09/15/31(E)	33,000	30,187
Schaeffler AG
3.38%, 10/12/28(E) Δ	100,000	107,218
State of North Rhine-Westphalia Germany
1.65%, 02/22/38(E)	11,000	10,460
Techem Verwaltungsgesellschaft 675 mbH
2.00%, 07/15/25(E) Δ	300,000	324,791
TK Elevator Midco GmbH
4.38%, 07/15/27(E) 144A	350,000	374,868
(Floating, Euribor 3M + 4.75%), 8.72%, 07/15/27(E) †	165,000	185,248
TUI Cruises GmbH
6.50%, 05/15/26(E) 144A	120,000	131,151
Vonovia SE
0.25%, 09/01/28(E)	400,000	375,970
WEPA Hygieneprodukte GmbH
2.88%, 12/15/27(E)	108,000	111,948
		48,322,269
Ghana — 0.0%
Ghana Government International Bond
7.63%, 05/16/29	200,000	87,710
7.88%, 02/11/35	200,000	88,073
		175,783
Guatemala — 0.1%
Guatemala Government Bond
6.60%, 06/13/36	200,000	206,500
Millicom International Cellular SA
5.13%, 01/15/28 144A	540,000	501,581
		708,081
Hong Kong — 0.0%
Shimao Group Holdings, Ltd.
6.13%, 02/21/24#	200,000	8,000
Hungary — 0.1%
Hungary Government Bond
4.75%, 11/24/32(ZG)	242,600,000	646,441
Hungary Government International Bond
1.75%, 06/05/35(E)	19,000	16,154
Magyar Export-Import Bank Zrt
6.00%, 05/16/29(E)	100,000	117,437
		780,032
Indonesia — 2.0%
Indonesia Government International Bond
1.40%, 10/30/31(E)	220,000	206,493
8.50%, 10/12/35	100,000	133,250
5.25%, 01/17/42 144A	1,940,000	2,025,959

See Notes to Financial Statements.

	Par	Value
5.25%, 01/17/42	$ 370,000	$ 386,394
Indonesia Treasury Bond
7.00%, 05/15/27(I)	51,272,000,000	3,387,009
6.38%, 08/15/28(I)	2,062,000,000	133,687
6.88%, 04/15/29(I)	2,056,000,000	135,686
8.25%, 05/15/29(I)	25,029,000,000	1,753,054
6.38%, 04/15/32(I)	8,635,000,000	555,165
7.00%, 02/15/33(I)	40,094,000,000	2,700,232
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.45%, 05/21/28Δ	200,000	203,375
		11,620,304
Ireland — 0.3%
AerCap Ireland Capital DAC
1.75%, 01/30/26	240,000	223,085
5.75%, 06/06/28Δ	150,000	153,769
3.30%, 01/30/32	660,000	575,307
Ardagh Packaging Finance PLC
5.25%, 08/15/27 144A Δ	300,000	233,173
eircom Finance DAC
2.63%, 02/15/27(E)	100,000	104,142
Ireland Government Bond
0.20%, 10/18/30(E)	20,000	19,252
0.55%, 04/22/41(E)	36,000	27,927
3.00%, 10/18/43(E)	12,000	13,790
Motion Bondco DAC
4.50%, 11/15/27(E)	100,000	100,740
		1,451,185
Israel — 0.0%
Energean Israel Finance, Ltd.
5.38%, 03/30/28 144A	65,000	57,284
5.88%, 03/30/31 144A	90,000	76,205
Leviathan Bond, Ltd.
6.50%, 06/30/27 144A	40,000	37,728
6.75%, 06/30/30 144A	45,000	41,200
		212,417
Italy — 1.8%
Cromwell Ereit Lux Finco S.a.r.l. REIT
2.13%, 11/19/25(E)	347,000	361,663
Fiber Bidco SpA
(Floating, Euribor 3M + 6.00%), 9.89%, 10/25/27(E) †	100,000	112,491
International Design Group SpA
(Floating, Euribor 3M + 4.25%), 8.25%, 05/15/26(E) 144A †	250,000	273,323
Italy Buoni Poliennali Del Tesoro
1.75%, 05/30/24(E)	80,000	87,589
3.40%, 03/28/25(E)	137,000	151,659
1.40%, 05/26/25(E) 144A	32,536	30,397
1.20%, 08/15/25(E)	142,000	152,442
0.00%, 04/01/26(E)	163,000	169,004
1.60%, 06/01/26(E)	86,000	92,356
0.00%, 08/01/26(E)	26,000	26,742
	Par	Value
2.05%, 08/01/27(E)	$ 4,240,000	$ 4,560,219
1.35%, 04/01/30(E)	290,000	287,138
0.90%, 04/01/31(E)	14,000	13,074
0.60%, 08/01/31(E) 144A	1,301,000	1,173,967
2.50%, 12/01/32(E) Δ	399,000	406,914
4.35%, 11/01/33(E)	57,000	66,651
Mooney Group SpA
(Floating, Euribor 3M + 3.88%), 7.81%, 12/17/26(E) †	100,000	108,811
Multiversity S.r.l.
(Floating, Euribor 3M + 4.25%), 8.20%, 10/30/28(E) †	100,000	111,027
Telecom Italia Capital SA
6.38%, 11/15/33	105,000	102,800
Telecom Italia SpA
3.63%, 05/25/26(E)	155,000	168,732
2.38%, 10/12/27(E)	1,400,000	1,448,621
7.88%, 07/31/28(E)	100,000	122,947
UniCredit SpA
(Variable, 2.55% - Euribor 3M), 2.20%, 07/22/27(E) ^	300,000	320,135
		10,348,702
Ivory Coast — 0.2%
Ivory Coast Government International Bond
5.25%, 03/22/30(E)	510,000	506,776
5.88%, 10/17/31(E)	200,000	198,496
4.88%, 01/30/32(E) 144A	340,000	317,302
5.75%, 12/31/32 144A STEP	277,803	263,204
		1,285,778
Japan — 0.4%
Aircastle, Ltd.
6.50%, 07/18/28 144A	120,000	122,612
Japan Government Ten Year Bond
0.10%, 12/20/28(J)	140,000,000	987,026
0.50%, 03/20/33(J)	83,400,000	587,364
Japan Government Thirty Year Bond
0.70%, 12/20/48(J)	30,000,000	174,728
1.80%, 09/20/53(J)	13,150,000	96,433
SoftBank Group Corporation
4.63%, 07/06/28	200,000	183,913
		2,152,076
Jersey — 0.1%
AA Bond Co., Ltd.
6.50%, 01/31/26(U)	100,000	121,729
Aptiv PLC
3.25%, 03/01/32Δ	25,000	22,143
CPUK Finance, Ltd.
6.50%, 08/28/26(U)	100,000	123,542
Rossini S.a.r.l.
(Floating, Euribor 3M + 3.88%), 7.83%, 10/30/25(E) †	100,000	110,947
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
TVL Finance PLC
10.25%, 04/28/28(U)	$ 100,000	$ 132,808
		511,169
Kazakhstan — 0.2%
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	500,000	497,062
5.38%, 04/24/30Δ	300,000	298,237
QazaqGaz NC JSC
4.38%, 09/26/27 144A Δ	630,000	605,686
		1,400,985
Luxembourg — 0.4%
Altice Financing SA
2.25%, 01/15/25(E) Δ	1,180,000	1,268,544
4.25%, 08/15/29(E)	145,000	142,505
ArcelorMittal SA
6.80%, 11/29/32Δ	180,000	195,124
Cidron Aida Finco S.a.r.l.
6.25%, 04/01/28(U) 144A	580,000	699,723
Dana Financing Luxembourg S.a.r.l.
8.50%, 07/15/31(E)	100,000	121,131
SES SA
(Variable, 3.19% - EUR Swap Rate 5Y), 2.88%, 05/27/26(E) ρ ^	150,000	151,042
		2,578,069
Mexico — 3.9%
Banco Mercantil del Norte SA
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.47%), 7.50%, 06/27/29 144A ρ ^	1,125,000	1,062,799
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.38%, 04/17/25 144A	580,000	579,618
BBVA Bancomer SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.65%), 5.13%, 01/18/33 144A ^	630,000	571,278
Cemex SAB de CV
5.20%, 09/17/30 144A	200,000	192,851
3.88%, 07/11/31 144A	400,000	358,130
Mexican Bonos
7.50%, 06/03/27(M)	151,900,000	8,477,811
7.75%, 05/29/31(M)	46,100,000	2,533,776
7.50%, 05/26/33(M)	51,300,300	2,738,393
7.75%, 11/13/42(M)	76,750,000	3,979,194
Mexico Government International Bond
3.63%, 04/09/29(E)	100,000	110,947
2.88%, 04/08/39(E)	700,000	623,614
5.75%, 10/12/10«	130,000	116,828
Orbia Advance Corporation SAB de CV
5.88%, 09/17/44 144A	1,100,000	999,248
Petroleos Mexicanos
4.75%, 02/26/29(E)	100,000	91,204
	Par	Value
7.69%, 01/23/50	$ 210,000	$ 149,589
		22,585,280
Morocco & Antilles — 0.1%
OCP SA
5.63%, 04/25/24 144A	350,000	349,723
4.50%, 10/22/25 144A	320,000	312,551
		662,274
Netherlands — 2.5%
Abertis Infraestructuras Finance BV
(Variable, 3.69% - EUR Swap Rate 5Y), 3.25%, 11/24/25(E) ρ ^	200,000	212,490
Ashland Services BV
2.00%, 01/30/28(E)	100,000	102,873
Braskem Netherlands Finance BV
8.50%, 01/12/31 144A Δ	200,000	186,250
Cooperatieve Rabobank UA
(Variable, 3.70% - EUR Swap Rate 5Y), 3.25%, 12/29/26(E) ρ Δ ^	1,000,000	985,679
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.22%), 3.65%, 04/06/28 144A ^	250,000	238,615
Dufry One BV
2.00%, 02/15/27(E)	200,000	207,101
E.ON International Finance BV
6.38%, 06/07/32(U)	155,000	218,607
EnBW International Finance BV
0.13%, 03/01/28(E)	410,000	408,613
Enel Finance International NV
6.80%, 10/14/25 144A	1,630,000	1,672,174
Energizer Gamma Acquisition BV
3.50%, 06/30/29(E)	100,000	95,527
GTCR W-2 Merger Sub LLC
8.50%, 01/15/31(U) 144A	140,000	193,486
Heimstaden Bostad Treasury BV
1.38%, 07/24/28(E)	250,000	198,909
1.63%, 10/13/31(E)	100,000	70,050
ING Groep NV
(Variable, Euribor 3M + 1.15%), 1.75%, 02/16/31(E) ^	300,000	296,839
IPD 3 BV
8.00%, 06/15/28(E) 144A	500,000	590,870
Koninklijke KPN NV
(Variable, EUR Swap Rate 5Y + 3.77%), 6.00%, 09/21/27(E) ρ ^	131,000	150,164
Netherlands Government Bond
0.25%, 07/15/25(E) 144A	1,167,000	1,244,187
Petrobras Global Finance BV
6.25%, 03/17/24	780,000	780,117
6.88%, 01/20/40	80,000	82,065
6.90%, 03/19/49Δ	880,000	874,502
Prosus NV
3.83%, 02/08/51	1,020,000	644,476
Q-Park Holding I BV
1.50%, 03/01/25(E)	100,000	108,431

See Notes to Financial Statements.

	Par	Value
Telefonica Europe BV
(Variable, EUR Swap Rate 8Y + 2.97%), 3.88%, 06/22/26(E) ρ ^	$ 400,000	$ 428,430
Teva Pharmaceutical Finance Netherlands II BV
1.88%, 03/31/27(E)	100,000	100,741
4.38%, 05/09/30(E)	100,000	103,939
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	45,000	41,701
4.75%, 05/09/27	200,000	191,749
4.10%, 10/01/46	390,000	264,544
TMNL Holding BV
3.75%, 01/15/29(E) 144A	480,000	504,448
3.75%, 01/15/29(E)	100,000	105,093
Trivium Packaging Finance BV
3.75%, 08/15/26(E) Δ	100,000	107,254
United Group BV
3.13%, 02/15/26(E)	100,000	106,113
5.25%, 02/01/30(E) 144A	500,000	524,669
UPC Holding BV
5.50%, 01/15/28 144A	310,000	292,549
UPCB Finance VII, Ltd.
3.63%, 06/15/29(E)	100,000	105,818
Volkswagen International Finance NV
(Variable, 3.96% - EUR Swap Rate 9Y), 3.88%, 06/17/29(E) ρ ^	200,000	202,978
VZ Secured Financing BV
5.00%, 01/15/32 144A	1,370,000	1,167,533
ZF Europe Finance BV
3.00%, 10/23/29(E)	300,000	305,725
Ziggo Bond Co. BV
3.38%, 02/28/30(E)	150,000	140,365
		14,255,674
New Zealand — 1.2%
New Zealand Government Bond
3.50%, 04/14/33(Z)	11,217,000	6,649,253
Nigeria — 0.2%
Nigeria Government International Bond
8.38%, 03/24/29	220,000	211,760
7.14%, 02/23/30 144A	440,000	397,566
7.63%, 11/28/47 144A	940,000	748,226
		1,357,552
Norway — 0.2%
Adevinta ASA
3.00%, 11/15/27(E) 144A	540,000	594,583
Aker BP ASA
3.75%, 01/15/30 144A	150,000	138,054
4.00%, 01/15/31 144A	150,000	138,018
		870,655
Oman — 0.0%
Oman Government International Bond
6.75%, 01/17/48	200,000	209,770
	Par	Value
Panama — 0.1%
Panama Government International Bond
6.40%, 02/14/35	$ 200,000	$ 195,714
6.70%, 01/26/36	100,000	99,349
		295,063
Paraguay — 0.0%
Paraguay Government International Bond
6.10%, 08/11/44	200,000	197,075
Peru — 0.1%
Peruvian Government International Bond
1.95%, 11/17/36(E)	100,000	83,486
Petroleos del Peru SA
5.63%, 06/19/47 144A	750,000	462,731
Volcan Cia Minera SAA, Class B
4.38%, 02/11/26 144A	20,000	12,459
		558,676
Philippines — 0.0%
Philippine Government International Bond
1.75%, 04/28/41(E)	100,000	77,439
Poland — 1.6%
Canpack SA
2.38%, 11/01/27(E) Δ	100,000	101,476
Republic of Poland Government Bond
2.75%, 04/25/28(P)	5,370,000	1,252,170
7.50%, 07/25/28(P)	2,394,000	669,999
1.75%, 04/25/32(P)	27,420,000	5,423,359
6.00%, 10/25/33(P)	5,671,000	1,529,554
		8,976,558
Portugal — 0.3%
EDP - Energias de Portugal SA
(Variable, EUR Swap Rate 5Y + 3.18%), 5.94%, 04/23/83(E) ^	100,000	114,814
Portugal Obrigacoes do Tesouro OT
1.65%, 07/16/32(E) 144A	1,308,500	1,339,239
		1,454,053
Qatar — 0.0%
Qatar Government International Bond
4.82%, 03/14/49	200,000	195,139
Romania — 0.1%
RCS & RDS SA
3.25%, 02/05/28(E)	100,000	98,943
Romanian Government International Bond
6.63%, 09/27/29(E)	70,000	82,797
3.62%, 05/26/30(E)	84,000	85,493
1.75%, 07/13/30(E)	41,000	36,685
6.38%, 09/18/33(E)	148,000	173,109
3.75%, 02/07/34(E)	100,000	95,462
3.88%, 10/29/35(E) Δ	200,000	188,857
		761,346
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Serbia — 0.1%
Serbia International Bond
1.50%, 06/26/29(E)	$ 290,000	$ 271,107
Slovakia — 0.0%
Slovakia Government Bond
0.38%, 04/21/36(E)	18,400	14,082
Slovenia — 0.0%
Slovenia Government Bond
3.63%, 03/11/33(E)	30,000	35,072
1.50%, 03/25/35(E)	23,000	21,490
		56,562
South Africa — 1.2%
Republic of South Africa Government Bond
8.88%, 02/28/35(S) Δ	5,920,000	273,629
6.25%, 03/31/36(S)	2,140,000	76,902
6.50%, 02/28/41(S)	75,016,000	2,482,284
Republic of South Africa Government International Bond
4.85%, 09/30/29	2,190,000	2,059,126
5.75%, 09/30/49	2,420,000	1,939,872
7.30%, 04/20/52	330,000	313,469
		7,145,282
South Korea — 0.1%
Korea Treasury Bond
4.25%, 12/10/32(KW)	830,110,000	696,692
Spain — 0.9%
Cellnex Finance Co. SA
1.50%, 06/08/28(E) Δ	100,000	101,356
2.00%, 02/15/33(E)	2,000,000	1,888,852
Cellnex Telecom SA
1.75%, 10/23/30(E) Δ	100,000	96,996
Iberdrola Finanzas SA
7.38%, 01/29/24(U)	100,000	127,598
Lorca Telecom Bondco SA
4.00%, 09/18/27(E)	780,000	842,779
4.00%, 09/18/27(E) 144A	300,000	324,146
Spain Government Bond
0.80%, 07/30/27(E) 144A	26,000	27,035
1.40%, 07/30/28(E) 144A	73,000	76,737
3.55%, 10/31/33(E) 144A	155,000	179,418
1.85%, 07/30/35(E) 144A	40,000	38,879
Via Celere Desarrollos Inmobiliarios SA
5.25%, 04/01/26(E)	1,170,000	1,242,138
		4,945,934
Sri Lanka — 0.1%
Sri Lanka Government International Bond
6.85%, 11/03/25	200,000	103,500
	Par	Value
6.75%, 04/18/28	$ 500,000	$ 252,779
		356,279
Supranational — 1.9%
European Bank for Reconstruction & Development
6.30%, 10/26/27(ZH)	351,800,000	4,175,477
European Union
0.00%, 07/06/26(E)	118,000	122,505
2.00%, 10/04/27(E)	91,000	98,988
1.63%, 12/04/29(E)	129,825	136,820
3.25%, 07/04/34(E) Δ	1,522,000	1,762,342
2.75%, 12/04/37(E)	41,000	44,458
3.38%, 10/04/38(E)	64,350	74,677
0.70%, 07/06/51(E)	12,000	7,557
International Bank for Reconstruction & Development
6.75%, 07/13/29(ZH)	366,100,000	4,361,113
		10,783,937
Sweden — 0.4%
Apollo Swedish Bidco AB
(Floating, Euribor 3M + 5.00%), 8.91%, 07/05/29(E) 144A †	460,000	516,643
Intrum AB
3.50%, 07/15/26(E)	100,000	94,010
Verisure Holding AB
3.25%, 02/15/27(E) Δ	200,000	212,569
7.13%, 02/01/28(E) 144A	970,000	1,129,695
Verisure Midholding AB
5.25%, 02/15/29(E) 144A	240,000	253,690
		2,206,607
Switzerland — 0.4%
UBS Group AG
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ Δ ^	1,420,000	1,420,449
(Variable, EUR Swap Rate 1Y + 0.75%), 1.25%, 04/17/25(E) ^	400,000	437,698
(Variable, 1.05% - EURIBOR ICE SWAP RATE), 1.00%, 06/24/27(E) ^	400,000	414,775
		2,272,922
Thailand — 0.1%
Thailand Government Bond
2.00%, 12/17/31(ZF)	14,795,000	414,267
Turkey — 0.3%
Turkiye Government International Bond
6.00%, 03/25/27	1,570,000	1,554,614
4.88%, 04/16/43	500,000	366,410
		1,921,024

See Notes to Financial Statements.

	Par	Value
Ukraine — 0.0%
Ukraine Government International Bond
7.75%, 09/01/25	$ 100,000	$ 27,662
9.75%, 11/01/30	250,000	72,500
7.75%, 05/31/40Ξ	100,000	45,111
		145,273
United Arab Emirates — 0.1%
Abu Dhabi Crude Oil Pipeline LLC
4.60%, 11/02/47Δ	200,000	184,155
DP World Crescent, Ltd.
3.88%, 07/18/29	200,000	189,875
		374,030
United Kingdom — 3.5%
Anglo American Capital PLC
4.75%, 04/10/27 144A Δ	200,000	197,677
3.38%, 03/11/29(U)	250,000	294,333
2.88%, 03/17/31 144A	200,000	170,526
5.50%, 05/02/33 144A Δ	200,000	202,662
B&M European Value Retail SA
4.00%, 11/15/28(U)	100,000	119,089
Barclays PLC
(Variable, EUR Swap Rate 1Y + 0.78%), 1.38%, 01/24/26(E) ^	300,000	321,694
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	380,000	366,694
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.05%), 2.28%, 11/24/27Δ ^	235,000	216,113
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.41%), 4.38%, 03/15/28ρ ^	200,000	155,981
(Variable, 1.26% - EUR Swap Rate 1Y), 0.58%, 08/09/29(E) ^	410,000	390,071
BCP V Modular Services Finance II PLC
4.75%, 11/30/28(E)	100,000	102,846
Bellis Acquisition Co. PLC
4.50%, 02/16/26(U) 144A	840,000	1,016,255
Bellis Finco PLC
4.00%, 02/16/27(U)	103,000	114,623
British Telecommunications PLC
(Variable, UK Gilts 5Y + 3.82%), 8.38%, 12/20/83(U) ^	100,000	134,911
Castle UK Finco PLC
(Floating, Euribor 3M + 5.25%), 9.25%, 05/15/28(E) †	100,000	102,527
Centrica PLC
(Variable, GBP Swap Rate 5Y + 3.86%), 5.25%, 04/10/75(U) Δ ^	100,000	126,195
Co-operative Group Holdings 2011, Ltd.
7.50%, 07/08/26(U) STEP	100,000	126,062
Gatwick Airport Finance PLC
4.38%, 04/07/26(U)	1,480,000	1,813,381
	Par	Value
HSBC Holdings PLC
(Variable, USD ICE Swap Rate 5Y + 4.37%), 6.38%, 03/30/25ρ ^	$ 400,000	$ 395,447
(Variable, U.S. SOFR + 2.61%), 5.21%, 08/11/28^	680,000	680,297
(Variable, U.S. SOFR + 1.97%), 6.16%, 03/09/29^	200,000	206,750
(Variable, U.S. SOFR + 2.53%), 4.76%, 03/29/33Δ ^	200,000	186,766
INEOS Finance PLC
2.88%, 05/01/26(E)	250,000	268,109
INEOS Quattro Finance 1 PLC
3.75%, 07/15/26(E) 144A	110,000	117,571
3.75%, 07/15/26(E)	100,000	106,882
Jaguar Land Rover Automotive PLC
4.50%, 07/15/28(E)	100,000	108,140
Lloyds Banking Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.60%), 3.51%, 03/18/26^	390,000	381,170
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.75%), 4.72%, 08/11/26^	2,070,000	2,044,653
(Variable, EUR Swap Rate 1Y + 1.50%), 3.13%, 08/24/30(E) ^	425,000	457,742
Mobico Group PLC
(Variable, UK Gilts 5Y + 4.14%), 4.25%, 11/26/25(U) ρ ^	200,000	225,717
National Grid Electricity Transmission PLC
0.19%, 01/20/25(E)	154,000	164,082
NatWest Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.55%), 3.07%, 05/22/28^	120,000	111,591
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.35%), 3.03%, 11/28/35^	200,000	166,217
NGG Finance PLC
(Variable, GBP Swap Rate 12Y + 3.48%), 5.63%, 06/18/73(U) ^	296,000	372,965
PEU Fin PLC
7.25%, 07/01/28(E) 144A	390,000	444,253
7.25%, 07/01/28(E) Δ	420,000	478,426
Pinewood Finance Co., Ltd.
3.25%, 09/30/25(U)	940,000	1,167,884
Pinnacle Bidco PLC
10.00%, 10/11/28(U) 144A	600,000	797,049
10.00%, 10/11/28(U)	100,000	132,841
Premier Foods Finance PLC
3.50%, 10/15/26(U)	920,000	1,096,599
RAC Bond Co. PLC
5.25%, 11/04/27(U)	100,000	111,823
SSE PLC
1.75%, 04/16/30(E)	350,000	355,235
Synthomer PLC
3.88%, 07/01/25(E)	100,000	109,469
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Tesco Property Finance 6 PLC
5.41%, 07/13/44(U)	$ 367,064	$ 455,096
United Kingdom Gilt
4.50%, 09/07/34(U)	644,000	882,358
4.50%, 12/07/42(U)	444,000	596,958
1.25%, 07/31/51(U)	1,226,000	832,305
Vedanta Resources Finance II PLC
8.95%, 03/11/25	200,000	148,908
Victoria PLC
3.63%, 08/24/26(E)	130,000	115,576
Virgin Media Secured Finance PLC
4.25%, 01/15/30(U)	300,000	335,358
Vodafone Group PLC
4.88%, 06/19/49	160,000	145,608
		20,171,485
Total Foreign Bonds (Cost $271,877,446)		257,985,113
LOAN AGREEMENTS — 1.4%
1011778 B.C. Unlimited Liability Company Term B-5 Loan
(Floating, ICE CME Term SOFR USD 1M + 2.25%), 7.61%, 09/20/30†	75,000	75,120
Allied Universal Holdco LLC Initial U.S. Dollar Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.75%, 0.50% Floor), 9.21%, 05/12/28†	482,641	481,390
Apollo Commercial Real Estate Finance, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 2.75%), 8.22%, 05/15/26†	484,771	479,923
Asurion LLC New B-11 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 4.25%), 9.71%, 08/19/28†	508,713	507,624
Asurion LLC New B-9 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.25%), 8.72%, 07/31/27†	781,909	777,328
Charter Communications Operating LLC Term B-2 Loan
(Floating, ICE CME Term SOFR USD 3M + 1.75%), 7.13%, 02/01/27†	484,810	485,419
Focus Financial Partners LLC Tranche B-5 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.25%, 0.50% Floor), 8.61%, 06/30/28†	268,100	269,021
Froneri International Limited Facility B1
(Floating, ICE EURIBOR USD 6M + 2.13%), 6.10%, 01/29/27†	380,000	416,250
Fugue Finance LLC Existing Term Loan
(Floating, ICE CME Term SOFR USD 3M + 4.00%, 0.50% Floor), 9.39%, 01/31/28†	605,425	608,973
	Par	Value
Garda World Security Corporation Term B-2 Loan
(Floating, ICE CME Term SOFR USD 3M + 4.25%), 9.72%, 10/30/26†	$405,368	$ 406,605
Genesee & Wyoming, Inc. Initial Term Loan
(Floating, ICE CME Term SOFR USD 3M + 2.00%), 7.45%, 12/30/26†	173,250	173,858
GTCR W Merger Sub LLC Term Loan B
0.00%, 09/20/30† Σ	45,000	45,253
Ineos Quattro Holdings UK Limited 2029 Tranche B Euro Term Loan
(Floating, ICE Euribor USD 1M + 4.50%), 8.34%, 04/02/29†	450,000	489,326
IU Finance Management GmbH Facility B
(Floating, ICE EURIBOR USD 3M + 4.98%), 8.93%, 12/08/28†	690,000	761,154
Lakeshore Learning Materials LLC Initial Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.50%, 0.50% Floor), 8.97%, 09/29/28†	784,000	784,247
Nexstar Media, Inc. Term B-4 Loan
(Floating, ICE CME Term SOFR USD 1M + 2.50%), 7.97%, 09/18/26†	61,128	61,233
Sedgwick Claims Management Services, Inc. 2023 Term Loan
(Floating, ICE CME Term SOFR USD 1M + 3.75%), 9.11%, 02/24/28†	249,600	250,674
Star Parent, Inc. Term Loan
(Floating, ICE CME Term SOFR USD 3M + 4.00%), 9.35%, 09/27/30†	85,012	84,221
Summit Materials LLC Incremental Term Loan B
0.00%, 11/30/28† Σ	55,000	55,241
TransDigm, Inc. Tranche I Term Loan
(Floating, ICE CME Term SOFR USD 3M + 3.25%), 8.60%, 08/24/28†	663,632	667,484
TransDigm, Inc. Tranche J Term Loan
0.00%, 02/28/31† Σ	10,000	10,057
UFC Holdings LLC Term B-3 Loan
(Floating, ICE CME Term SOFR USD 3M + 2.75%, 0.75% Floor), 8.40%, 04/29/26†	104,267	104,781
Total Loan Agreements (Cost $8,042,212)		7,995,182
MORTGAGE-BACKED SECURITIES — 9.0%
BANK, Series 2018-BNK15, Class B
4.66%, 11/15/61† γ	260,000	232,777
BANK, Series 2021-BN35, Class AS
2.46%, 06/15/64	85,000	68,155

See Notes to Financial Statements.

	Par	Value
BINOM Securitization Trust, Series 2022-RPL1, Class M1
3.00%, 02/25/61 144A † γ	$100,000	$ 76,409
BPR Trust, Series 2021-NRD, Class B
(Floating, CME Term SOFR 1M + 2.12%, 2.12% Floor), 7.49%, 12/15/38 144A †	25,000	23,694
BPR Trust, Series 2021-NRD, Class C
(Floating, CME Term SOFR 1M + 2.42%, 2.42% Floor), 7.79%, 12/15/38 144A †	25,000	23,608
BPR Trust, Series 2021-NRD, Class D
(Floating, CME Term SOFR 1M + 3.72%, 3.72% Floor), 9.09%, 12/15/38 144A †	20,000	18,801
BPR Trust, Series 2022-STAR, Class A
(Floating, CME Term SOFR 1M + 3.23%, 3.23% Floor), 8.59%, 08/15/24 144A †	65,000	64,751
CAFL Issuer LLC, Series 2021-RTL1, Class A1
(Step to 4.24% on 04/28/25), 2.24%, 03/28/29 144A STEP	105,000	99,255
COMM Mortgage Trust, Series 2012-CR3, Class AM
3.42%, 10/15/45 144A	638	582
COMM Mortgage Trust, Series 2012-LC4, Class B
4.93%, 12/10/44	13,540	12,202
COMM Mortgage Trust, Series 2018-COR3, Class B
4.51%, 05/10/51† γ	440,000	364,878
Connecticut Avenue Securities Trust, Series 2019-R03, Class 1B1
(Floating, U.S. 30-Day Average SOFR + 4.21%), 9.55%, 09/25/31 144A †	511,153	538,245
Connecticut Avenue Securities Trust, Series 2019-R05, Class 1B1
(Floating, U.S. 30-Day Average SOFR + 4.21%), 9.55%, 07/25/39 144A †	520,986	541,148
Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 2.21%), 7.55%, 10/25/39 144A †	2,192	2,192
Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 2.16%), 7.50%, 01/25/40 144A †	126,456	128,189
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B1
(Floating, U.S. 30-Day Average SOFR + 3.10%), 8.44%, 10/25/41 144A †	900,000	908,886
Connecticut Avenue Securities Trust, Series 2021-R03, Class 1B1
(Floating, U.S. 30-Day Average SOFR + 2.75%, 2.75% Floor), 8.09%, 12/25/41 144A †	420,000	421,854
	Par	Value
Connecticut Avenue Securities Trust, Series 2021-R03, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.65%, 1.65% Floor), 6.99%, 12/25/41 144A †	$1,333,000	$1,316,471
Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.90%), 7.24%, 12/25/41 144A †	706,000	708,206
Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 3.50%), 8.84%, 03/25/42 144A †	365,000	382,065
Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 3.10%), 8.44%, 03/25/42 144A †	406,000	419,699
Connecticut Avenue Securities Trust, Series 2022-R08, Class 1M1
(Floating, U.S. 30-Day Average SOFR + 2.55%, 2.55% Floor), 7.89%, 07/25/42 144A †	417,337	428,283
Connecticut Avenue Securities Trust, Series 2022-R08, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 3.60%, 3.60% Floor), 8.94%, 07/25/42 144A †	329,000	345,485
CSMC OA LLC, Series 2014-USA, Class F
4.37%, 09/15/37 144A	1,610,000	628,123
CSMC Trust, Series 2021-RPL1, Class A1
1.67%, 09/27/60 144A † γ	59,664	58,119
CSMC Trust, Series 2021-RPL3, Class M2
3.75%, 01/25/60 144A	100,000	77,669
DC Commercial Mortgage Trust, Series 2023-DC, Class C
7.14%, 09/10/28 144A † γ	100,000	102,837
Fannie Mae Connecticut Avenue Securities, Series 2018-C04, Class 2M2
(Floating, U.S. 30-Day Average SOFR + 2.66%, 2.55% Floor), 8.00%, 12/25/30†	817,480	840,464
Federal Home Loan Mortgage Corporation
3.00%, 03/01/50	67,899	61,304
3.50%, 04/01/50	40,962	38,214
3.00%, 07/01/50	74,334	66,681
2.50%, 12/01/50	408,690	348,469
2.50%, 08/01/51	133,730	114,125
2.50%, 09/01/51	571,746	487,327
2.50%, 01/01/52	291,097	248,096
2.50%, 02/01/52	916,446	781,068
2.50%, 03/01/52	719,159	613,168
2.50%, 04/01/52	618,875	527,419
3.50%, 05/01/52	1,210,967	1,112,333
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.50%, 06/01/52	$ 321,415	$ 295,302
4.50%, 07/01/52	41,110	39,922
4.50%, 08/01/52	1,388,824	1,348,691
4.00%, 09/01/52	679,689	643,976
5.50%, 09/01/52	411,353	414,746
5.00%, 10/01/52	368,180	365,209
5.50%, 10/01/52	363,359	366,015
5.00%, 11/01/52	301,236	298,848
4.50%, 01/01/53	486,760	472,694
5.00%, 01/01/53	377,741	374,398
5.00%, 02/01/53	710,435	703,838
5.50%, 02/01/53	279,190	280,953
5.00%, 03/01/53	145,100	143,759
6.00%, 03/01/53	237,381	241,354
5.00%, 04/01/53	411,293	407,473
6.00%, 04/01/53	600,438	610,362
5.50%, 05/01/53	344,881	346,703
6.00%, 05/01/53	1,018,866	1,036,010
6.00%, 06/01/53	863,737	878,014
6.00%, 09/01/53	209,561	213,606
6.00%, 10/01/53	48,821	49,620
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA6, Class M2
(Floating, U.S. 30-Day Average SOFR + 2.00%), 7.34%, 12/25/50 144A †	215,494	217,299
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA3, Class B1
(Floating, U.S. 30-Day Average SOFR + 3.50%), 8.84%, 10/25/33 144A †	610,000	637,042
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA6, Class B1
(Floating, U.S. 30-Day Average SOFR + 3.40%), 8.74%, 10/25/41 144A †	470,000	478,456
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-HQA2, Class M2
(Floating, U.S. 30-Day Average SOFR + 2.05%), 7.39%, 12/25/33 144A †	193,000	190,385
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA2, Class M1B
(Floating, U.S. 30-Day Average SOFR + 2.40%), 7.74%, 02/25/42 144A †	1,169,000	1,184,951
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA3, Class M1A
(Floating, U.S. 30-Day Average SOFR + 2.00%), 7.34%, 04/25/42 144A †	29,342	29,620
	Par	Value
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA3, Class M1B
(Floating, U.S. 30-Day Average SOFR + 2.90%), 8.24%, 04/25/42 144A †	$ 179,000	$ 184,153
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA6, Class M2
(Floating, U.S. 30-Day Average SOFR + 5.75%), 11.09%, 09/25/42 144A †	380,000	423,426
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-HQA1, Class M1B
(Floating, U.S. 30-Day Average SOFR + 3.50%), 8.84%, 03/25/42 144A †	106,000	109,941
Federal National Mortgage Association
3.00%, 08/01/46	75,455	68,680
3.00%, 12/01/47	227,395	207,433
3.50%, 08/01/49	100,414	93,618
4.00%, 08/01/49	89,217	85,654
3.50%, 09/01/49	173,496	161,753
4.00%, 10/01/49	130,957	125,787
3.00%, 03/01/50	103,041	92,292
3.00%, 05/01/50	123,639	110,530
3.50%, 06/01/50	32,731	30,502
3.00%, 07/01/50	34,584	30,838
3.00%, 07/01/51	186,388	165,296
2.50%, 09/01/51	417,490	355,677
2.50%, 10/01/51	273,087	233,098
2.50%, 01/01/52	321,337	273,728
3.00%, 02/01/52	514,466	456,269
2.50%, 03/01/52	979,413	834,983
2.50%, 04/01/52	355,893	303,325
4.00%, 04/01/52	299,708	284,134
3.50%, 05/01/52	602,898	556,115
4.00%, 05/01/52	366,314	347,278
3.00%, 06/01/52	208,852	185,203
4.00%, 06/01/52	463,782	439,453
4.00%, 07/01/52	571,046	542,399
3.50%, 08/01/52	174,312	160,210
4.00%, 08/01/52	1,105,716	1,047,678
5.00%, 08/01/52	222,301	220,539
4.50%, 09/01/52	835,016	810,886
4.00%, 10/01/52	136,376	129,211
4.50%, 10/01/52	927,853	901,040
5.00%, 11/01/52	186,278	184,745
4.50%, 01/01/53	658,403	639,377
5.00%, 01/01/53	543,913	539,534
5.50%, 01/01/53	1,048,519	1,054,376
5.50%, 02/01/53	509,441	512,305
5.00%, 04/01/53	432,958	428,948
5.50%, 05/01/53	177,780	178,814
5.50%, 07/01/53	625,129	629,061

See Notes to Financial Statements.

	Par	Value
6.00%, 07/01/53	$ 665,161	$ 676,052
6.00%, 08/01/53	105,706	107,436
6.00%, 10/01/53	209,436	213,204
GCAT Trust, Series 2019-RPL1, Class A1
2.65%, 10/25/68 144A	34,015	32,428
Government National Mortgage Association
4.50%, 08/20/48	59,290	58,644
2.50%, 05/20/52	379,412	332,200
4.50%, 09/20/52	248,846	243,135
5.00%, 11/20/52	118,170	117,510
5.00%, 03/20/53	193,842	192,852
5.50%, 03/20/53	313,080	315,336
5.00%, 07/20/53	153,349	152,423
6.00%, 08/20/53	346,709	352,710
5.00%, 01/01/54 TBA	735,000	730,751
5.50%, 01/01/54 TBA	1,105,000	1,112,511
GS Mortgage Securities Corporation Trust, Series 2018-SRP5, Class C
(Floating, CME Term SOFR 1M + 4.36%, 3.75% Floor), 9.73%, 09/15/31 144A †	1,415,317	303,021
GS Mortgage Securities Trust, Series 2014-GC18, Class AS
4.38%, 01/10/47	33,294	32,633
GS Mortgage Securities Trust, Series 2014-GC18, Class B
4.89%, 01/10/47	25,000	23,398
Hawaii Hotel Trust, Series 2019-MAUI, Class F
(Floating, CME Term SOFR 1M + 2.80%, 2.75% Floor), 8.16%, 05/15/38 144A †	780,000	752,403
Hilton U.S.A. Trust, Series 2016-HHV, Class D
4.19%, 11/05/38 144A † γ	540,000	506,521
Impac Secured Assets Trust, Series 2006-2, Class 2M3
(Floating, CME Term SOFR 1M + 1.76%, 1.65% Floor, 11.50% Cap), 7.12%, 08/25/36†	5,077	5,082
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AJ
6.35%, 02/15/51† γ	712	660
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class M
(Floating, CME Term SOFR 1M + 8.62%, 8.21% Floor), 13.98%, 06/15/35 144A †	1,500,000	17,219
Legacy Mortgage Asset Trust, Series 2020-RPL1, Class A2
3.25%, 09/25/59 144A	120,000	107,701
	Par	Value
PMT Credit Risk Transfer Trust, Series 2021-1R, Class A
(Floating, CME Term SOFR 1M + 3.01%, 2.90% Floor), 8.37%, 02/27/24 144A †	$ 90,232	$ 89,867
Radnor RE, Ltd., Series 2021-1, Class M1C
(Floating, U.S. 30-Day Average SOFR + 2.70%, 2.70% Floor), 8.04%, 12/27/33 144A †	790,000	801,499
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M1
4.00%, 08/25/56 144A	262,220	256,141
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M2
4.00%, 08/25/56 144A	570,000	519,515
Seasoned Credit Risk Transfer Trust, Series 2019-1, Class M
4.75%, 07/25/58 144A	750,000	687,903
Seasoned Credit Risk Transfer Trust, Series 2020-2, Class M
4.25%, 11/25/59 144A	1,170,000	1,046,785
SFO Commercial Mortgage Trust, Series 2021-555, Class D
(Floating, CME Term SOFR 1M + 2.51%, 2.40% Floor), 7.88%, 05/15/38 144A †	760,000	628,227
Toorak Mortgage Corporation, Ltd., Series 2021-1, Class A1
(Step to 3.24% on 01/25/24), 2.24%, 06/25/24 144A STEP	55,204	54,173
Towd Point Mortgage Trust, Series 2019-4, Class A1
2.90%, 10/25/59 144A	52,778	49,652
UBS Commercial Mortgage Trust, Series 2017-C3, Class C
4.39%, 08/15/50† γ	410,000	327,783
UBS Commercial Mortgage Trust, Series 2018-C13, Class B
4.79%, 10/15/51	270,000	237,447
Verus Securitization Trust, Series 2022-4, Class A1
(Step to 5.08% on 05/25/26), 4.47%, 04/25/67 144A STEP	821,147	803,688
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B
3.95%, 07/15/46† γ	18,129	15,880
Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B
3.67%, 11/15/59	25,000	21,257
WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B
4.20%, 08/15/46† γ	35,000	28,826
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B
4.38%, 05/15/47	$35,000	$ 27,512
Total Mortgage-Backed Securities (Cost $55,381,013)		51,620,771

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.0%
Put Options — 0.0%
Euro vs. U.S. Dollar, Strike Price $1.06, Expires 01/25/24 (GSC)	1	$12,687,204	1,199
Euro-Bobl expiration date 01/2024, Strike Price $118.00, Expires 01/26/24 (CITI)	3	357,840	629
Total Purchased Options (Premiums paid $140,256)			1,828

	Par
U.S. TREASURY OBLIGATIONS — 18.5%
U.S. Treasury Bills
5.23%, 01/04/24Ω	$2,670,000	2,669,225
5.21%, 05/02/24Ω	1,080,000	1,061,297
5.17%, 05/23/24Ω	1,130,000	1,107,291
5.15%, 05/30/24Ω	570,000	558,102
5.12%, 06/06/24Ω	575,000	562,430
5.10%, 06/13/24Ω	585,000	571,634
5.02%, 06/27/24Ω	590,000	575,385
		7,105,364
U.S. Treasury Bonds
3.50%, 02/15/39	3,300,000	3,136,934
4.25%, 05/15/39	30,000	31,014
3.88%, 08/15/40	20,000	19,571
1.75%, 08/15/41	650,000	454,073
2.00%, 11/15/41	40,000	29,065
2.75%, 08/15/42	90,000	73,308
3.38%, 08/15/42‡‡	660,000	590,919
4.00%, 11/15/42	6,480,000	6,321,923
3.88%, 02/15/43	96,000	91,896
2.88%, 05/15/43	2,045,000	1,685,847
4.38%, 08/15/43	2,229,000	2,284,203
3.00%, 05/15/45	30,000	24,859
3.00%, 11/15/45	660,000	545,415
2.50%, 05/15/46	590,000	443,848
2.25%, 08/15/46	690,000	492,973
2.88%, 11/15/46	1,520,000	1,222,828
3.00%, 05/15/47	60,000	49,236
2.75%, 08/15/47	90,000	70,420
3.13%, 05/15/48	40,000	33,486
3.38%, 11/15/48	770,000	674,156
1.25%, 05/15/50	50,000	27,111
1.38%, 08/15/50	3,730,000	2,090,913
	Par	Value
2.38%, 05/15/51	$ 870,000	$ 624,174
3.00%, 08/15/52	960,000	789,150
3.63%, 05/15/53	930,000	864,173
4.13%, 08/15/53	889,000	903,099
4.75%, 11/15/53	250,000	281,719
		23,856,313
U.S. Treasury Notes
2.75%, 02/15/24	4,760,000	4,745,021
1.50%, 02/29/24	555,000	551,637
2.38%, 02/29/24	10,000	9,953
0.25%, 06/15/24‡‡	1,050,000	1,027,095
1.50%, 10/31/24	410,000	398,901
2.25%, 11/15/24	20,520,000	20,061,552
2.00%, 02/15/25	70,000	67,957
0.38%, 11/30/25	21,280,000	19,770,034
1.63%, 02/15/26	6,110,000	5,792,566
1.63%, 05/15/26	340,000	320,968
2.00%, 11/15/26	4,680,000	4,427,170
1.25%, 11/30/26	200,000	185,023
0.63%, 03/31/27	4,600,000	4,137,574
4.38%, 08/31/28‡‡	1,387,000	1,418,099
0.88%, 11/15/30	8,550,000	7,037,051
1.25%, 08/15/31	730,000	605,287
1.38%, 11/15/31	550,000	457,585
2.88%, 05/15/32	2,850,000	2,646,270
2.75%, 08/15/32	1,090,000	1,000,288
3.38%, 05/15/33	1,100,000	1,058,063
		75,718,094
Total U.S. Treasury Obligations (Cost $114,309,874)		106,679,771

	Shares
COMMON STOCKS — 0.0%
Communication Services — 0.0%
Altice U.S.A., Inc. Class A*	16,976	55,172
Energy — 0.0%
Berry Corporation	2,492	17,519
Diamondback Energy, Inc.	516	80,021
		97,540
Total Common Stocks (Cost $345,375)		152,712
FOREIGN COMMON STOCKS — 0.0%
Canada — 0.0%
Canadian Natural Resources, Ltd.	1,332	87,273
Jersey — 0.0%
Clarivate PLC*	59	546
Total Foreign Common Stocks (Cost $80,703)		87,819
PREFERRED STOCKS — 0.1%
Bank of America Corporation
7.25% CONV	207	249,493

See Notes to Financial Statements.

	Shares	Value
El Paso Energy Capital Trust I
4.50% CONV	2,799	$ 131,833
Wells Fargo & Co.
7.50% CONV	36	43,042
Total Preferred Stocks (Cost $374,373)		424,368
FOREIGN PREFERRED STOCK — 0.0%
Jersey — 0.0%
Clarivate PLC
5.25%, CONV (Cost $128,000)	1,280	49,024
MUTUAL FUNDS — 0.2%
VanEck JP Morgan EM Local Currency Bond ETFΔ (Cost $1,328,443)	54,000	1,368,900
MONEY MARKET FUNDS — 10.3%
Northern Institutional Liquid Assets Portfolio (Shares), 5.40%Ø §	28,080,100	28,080,100
	Shares	Value
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø ∞	25,785,040	$ 25,785,040
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	5,787,703	5,787,703
Total Money Market Funds (Cost $59,652,843)		59,652,843
TOTAL INVESTMENTS —102.6% (Cost $623,157,805)		592,116,797
Liabilities in Excess of Other Assets — (2.6)%		(15,071,016)
NET ASSETS — 100.0%		$577,045,781
Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro Buxl	03/2024	9	$ 1,408,066	$ 105,694
Euro-Bund	03/2024	77	11,664,270	304,733
FTSE Bursa Malaysia KLCI	03/2024	(19)	(2,499,177)	(84,424)
Euro-Bobl	03/2024	28	3,687,017	62,310
Euro-Schatz	03/2024	63	7,410,082	44,308
10 -Year Mini JGB	03/2024	81	8,417,681	70,566
10-Year Commonwealth Treasury Bond	03/2024	5	397,509	4,060
10-Year Bond	03/2024	4	374,869	17,781
10-Year U.S. Treasury Note	03/2024	95	10,724,609	305,928
U.S. Treasury Long Bond	03/2024	88	10,994,501	691,744
Ultra 10-Year U.S. Treasury Note	03/2024	(219)	(25,845,422)	(845,177)
Ultra Long U.S. Treasury Bond	03/2024	25	3,339,844	346,104
Long GILT	03/2024	88	11,514,169	661,186
2-Year U.S. Treasury Note	03/2024	186	38,300,015	343,992
5-Year U.S. Treasury Note	03/2024	701	76,250,180	1,619,423
Total Futures Contracts outstanding at December 31, 2023			$156,138,213	$3,648,228
Forward Foreign Currency Contracts outstanding at December 31, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/18/24	Euro	142,554,309	U.S. Dollars	152,128,443	SC	$5,366,447
01/18/24	Euro	52,265,225	U.S. Dollars	55,855,679	UBS	1,887,268
01/19/24	Japanese Yen	5,717,458,465	U.S. Dollars	38,797,545	CITI	1,877,032
01/18/24	Australian Dollars	32,084,161	U.S. Dollars	20,490,484	GSC	1,387,185
01/18/24	Euro	27,360,352	U.S. Dollars	29,202,866	SS	1,025,022
01/18/24	New Zealand Dollars	20,440,959	U.S. Dollars	12,030,831	GSC	891,939
01/18/24	Swiss Francs	10,692,500	U.S. Dollars	11,984,682	BNP	754,009
01/18/24	Australian Dollars	17,948,867	U.S. Dollars	11,514,909	BNP	724,133
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/18/24	Swiss Francs	9,791,458	U.S. Dollars	10,993,092	GSC	$672,128
01/18/24	Australian Dollars	16,946,192	U.S. Dollars	10,903,797	SS	651,538
01/18/24	Euro	15,640,686	U.S. Dollars	16,688,798	BNP	591,129
01/18/24	Norwegian Kroner	84,791,513	U.S. Dollars	7,761,967	UBS	587,791
01/18/24	Japanese Yen	1,569,725,454	U.S. Dollars	10,584,086	GSC	581,290
01/18/24	Swedish Kronor	57,877,786	U.S. Dollars	5,263,499	GSC	479,412
01/18/24	British Pounds	10,965,199	U.S. Dollars	13,500,172	SC	478,121
01/19/24	Australian Dollars	10,188,572	U.S. Dollars	6,478,200	CITI	469,468
01/18/24	Canadian Dollars	18,659,862	U.S. Dollars	13,656,355	GSC	429,728
01/18/24	Euro	11,520,267	U.S. Dollars	12,364,839	GSC	362,823
01/18/24	Mexican Pesos	83,717,660	U.S. Dollars	4,553,602	GSC	360,486
01/18/24	Australian Dollars	8,980,463	U.S. Dollars	5,776,907	CITI	346,725
01/18/24	Swedish Kronor	50,016,453	U.S. Dollars	4,620,671	CITI	342,200
01/18/24	Swedish Kronor	48,594,367	U.S. Dollars	4,481,465	BNP	340,299
01/18/24	New Zealand Dollars	9,533,125	U.S. Dollars	5,711,108	SS	315,731
01/18/24	Norwegian Kroner	41,365,292	U.S. Dollars	3,766,876	GSC	306,528
01/18/24	Japanese Yen	1,010,443,245	U.S. Dollars	6,883,583	SC	303,647
01/18/24	British Pounds	5,792,212	U.S. Dollars	7,117,892	GSC	265,946
01/18/24	Japanese Yen	883,337,827	U.S. Dollars	6,018,584	UBS	264,553
01/18/24	Swiss Francs	4,900,697	U.S. Dollars	5,588,895	UBS	249,634
01/18/24	Norwegian Kroner	35,734,063	U.S. Dollars	3,302,279	RBC	216,596
01/18/24	Canadian Dollars	11,357,965	U.S. Dollars	8,370,124	SC	203,854
01/19/24	Canadian Dollars	9,608,964	U.S. Dollars	7,055,092	GSC	198,694
01/18/24	Japanese Yen	624,748,242	U.S. Dollars	4,255,814	RBC	187,988
01/18/24	New Zealand Dollars	5,012,336	U.S. Dollars	3,006,790	UBS	162,008
01/18/24	British Pounds	3,036,681	U.S. Dollars	3,715,860	BNP	155,262
01/18/24	Mexican Pesos	52,701,327	U.S. Dollars	2,945,290	SC	148,190
01/18/24	Brazilian Reals	13,003,815	U.S. Dollars	2,546,313	GSC	127,901
01/18/24	Polish Zloty	12,420,989	U.S. Dollars	3,031,971	GSC	123,984
01/18/24	Polish Zloty	6,076,046	U.S. Dollars	1,420,830	BNP	122,987
01/19/24	Polish Zloty	14,530,000	Euro	3,231,410	GSC	121,531
01/18/24	British Pounds	3,670,409	U.S. Dollars	4,557,757	UBS	121,232
01/18/24	Hungarian Forint	1,099,847,698	U.S. Dollars	3,040,954	GSC	120,734
01/18/24	Polish Zloty	6,229,003	U.S. Dollars	1,464,080	UBS	118,600
01/19/24	South Korean Won	3,422,044,000	U.S. Dollars	2,540,927	CITI	110,079
01/18/24	Swiss Francs	1,530,059	U.S. Dollars	1,717,843	SS	105,018
01/18/24	Canadian Dollars	5,015,331	U.S. Dollars	3,681,607	BNP	104,400
01/18/24	Polish Zloty	5,125,623	U.S. Dollars	1,198,839	SC	103,492
01/18/24	Japanese Yen	340,835,297	U.S. Dollars	2,325,169	BNP	99,175
01/18/24	Canadian Dollars	3,214,475	U.S. Dollars	2,331,503	UBS	95,061
01/18/24	Mexican Pesos	26,804,053	U.S. Dollars	1,480,863	BNP	92,490
01/18/24	Swiss Francs	1,354,559	U.S. Dollars	1,524,374	SC	89,403
01/18/24	New Zealand Dollars	2,751,312	U.S. Dollars	1,650,341	RBC	89,037
01/18/24	Norwegian Kroner	14,349,173	U.S. Dollars	1,326,073	CITI	86,947
01/18/24	Mexican Pesos	25,002,643	U.S. Dollars	1,381,401	RBC	86,212
01/18/24	Chilean Pesos	1,324,822,660	U.S. Dollars	1,418,440	SC	83,373
01/18/24	Australian Dollars	2,237,179	U.S. Dollars	1,446,355	UBS	79,142
01/18/24	Polish Zloty	3,706,086	U.S. Dollars	866,704	RBC	74,947
01/18/24	Swedish Kronor	9,778,323	U.S. Dollars	902,588	RBC	67,663
01/18/24	British Pounds	1,325,358	U.S. Dollars	1,623,817	SS	65,731
01/18/24	New Zealand Dollars	1,269,169	U.S. Dollars	739,151	BNP	63,217
01/18/24	Czech Republic Koruna	51,256,003	U.S. Dollars	2,227,510	GSC	62,952
01/18/24	Hungarian Forint	373,386,382	U.S. Dollars	1,014,402	SS	58,957
01/18/24	Czech Republic Koruna	37,556,090	U.S. Dollars	1,623,241	SC	55,017
01/18/24	Chilean Pesos	683,014,643	U.S. Dollars	735,888	GSC	38,374
01/18/24	Czech Republic Koruna	25,099,939	U.S. Dollars	1,083,716	CITI	37,918

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/18/24	Norwegian Kroner	5,510,754	U.S. Dollars	508,786	SC	$ 33,880
01/18/24	British Pounds	696,217	U.S. Dollars	857,065	RBC	30,464
01/18/24	Czech Republic Koruna	18,171,017	U.S. Dollars	784,879	RBC	27,124
01/18/24	Norwegian Kroner	9,732,482	U.S. Dollars	936,219	BNP	22,177
01/18/24	South African Rand	11,560,940	U.S. Dollars	609,257	SC	21,703
01/19/24	Mexican Pesos	17,533,310	U.S. Dollars	1,008,056	GSC	20,934
01/18/24	Polish Zloty	1,006,189	U.S. Dollars	235,066	SS	20,589
01/18/24	Swedish Kronor	12,937,713	U.S. Dollars	1,264,867	SS	18,875
01/18/24	Canadian Dollars	1,021,754	U.S. Dollars	760,737	SS	10,572
01/18/24	Euro	306,125	U.S. Dollars	327,733	RBC	10,476
01/18/24	Mexican Pesos	2,140,706	U.S. Dollars	118,219	CITI	7,436
01/18/24	Japanese Yen	226,783,463	U.S. Dollars	1,606,142	SS	6,957
01/18/24	Czech Republic Koruna	4,872,994	U.S. Dollars	211,215	UBS	6,543
01/18/24	Hungarian Forint	36,669,187	U.S. Dollars	99,671	RBC	5,740
01/18/24	Czech Republic Koruna	2,861,488	U.S. Dollars	123,522	SS	4,349
01/18/24	Hungarian Forint	15,128,338	U.S. Dollars	41,017	SC	2,472
01/19/24	Indian Rupees	41,071,535	U.S. Dollars	491,316	CITI	1,796
01/18/24	U.S. Dollars	135,776	British Pounds	106,152	GSC	455
01/18/24	U.S. Dollars	132,013	New Zealand Dollars	208,171	GSC	407
01/18/24	U.S. Dollars	83,465	South Korean Won	107,265,645	RBC	358
01/18/24	U.S. Dollars	99,803	Euro	90,096	GSC	264
01/18/24	Canadian Dollars	14,676	U.S. Dollars	10,816	RBC	262
01/18/24	U.S. Dollars	89,543	Australian Dollars	130,990	GSC	223
01/18/24	Indonesian Rupiahs	11,428,019	U.S. Dollars	725	UBS	17
01/18/24	South Korean Won	276,936	U.S. Dollars	208	SC	7
01/18/24	South African Rand	1,403	U.S. Dollars	74	RBC	3
Subtotal Appreciation						$26,444,461
01/18/24	U.S. Dollars	7,256	South African Rand	137,759	BNP	$ (263)
01/18/24	Euro	94,012	British Pounds	81,755	SC	(356)
01/18/24	U.S. Dollars	116,585	South Korean Won	151,175,429	RBC	(543)
01/18/24	Euro	85,903	U.S. Dollars	95,468	GSC	(562)
03/20/24	U.S. Dollars	92,086	Euro	84,000	MLIB	(947)
01/18/24	U.S. Dollars	1,048,429	Indonesian Rupiahs	16,157,338,447	GSC	(1,071)
01/18/24	U.S. Dollars	48,619	Czech Republic Koruna	1,126,300	SS	(1,712)
01/18/24	U.S. Dollars	70,019	Czech Republic Koruna	1,620,000	SC	(2,373)
01/18/24	U.S. Dollars	46,410	Mexican Pesos	840,000	RBC	(2,896)
01/18/24	U.S. Dollars	82,348	South Korean Won	110,784,948	GSC	(3,485)
01/18/24	U.S. Dollars	78,096	Australian Dollars	121,403	CITI	(4,687)
01/18/24	U.S. Dollars	86,528	Polish Zloty	370,000	RBC	(7,482)
01/18/24	U.S. Dollars	226,769	Czech Republic Koruna	5,250,000	RBC	(7,837)
01/18/24	U.S. Dollars	226,913	South African Rand	4,308,235	SS	(8,217)
01/18/24	U.S. Dollars	1,141,582	Indonesian Rupiahs	17,706,466,205	SS	(8,542)
01/18/24	U.S. Dollars	299,194	South Korean Won	398,556,551	SC	(9,599)
01/18/24	U.S. Dollars	240,265	Japanese Yen	35,200,000	SC	(10,111)
01/18/24	U.S. Dollars	369,187	South African Rand	7,011,349	GSC	(13,471)
01/18/24	U.S. Dollars	807,609	New Zealand Dollars	1,302,536	SS	(15,854)
01/18/24	U.S. Dollars	477,084	British Pounds	387,548	RBC	(16,958)
01/18/24	U.S. Dollars	336,434	New Zealand Dollars	560,875	RBC	(18,151)
01/18/24	U.S. Dollars	385,152	Thai Baht	13,800,000	GSC	(19,859)
01/18/24	U.S. Dollars	618,534	British Pounds	502,476	UBS	(22,016)
01/18/24	U.S. Dollars	1,159,605	Mexican Pesos	20,200,007	SS	(26,102)
01/18/24	U.S. Dollars	1,098,117	Indonesian Rupiahs	17,313,489,139	UBS	(26,480)
01/19/24	U.S. Dollars	862,365	British Pounds	700,000	GSC	(29,991)
01/18/24	U.S. Dollars	838,396	Hungarian Forint	302,205,818	GSC	(30,343)
01/18/24	U.S. Dollars	1,298,018	Canadian Dollars	1,760,804	CITI	(31,190)
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/18/24	U.S. Dollars	544,099	Hungarian Forint	200,275,000	SS	$ (31,623)
01/18/24	U.S. Dollars	1,422,146	Mexican Pesos	24,775,527	SC	(32,136)
01/18/24	U.S. Dollars	616,092	Chilean Pesos	575,035,385	BNP	(35,766)
01/18/24	U.S. Dollars	1,028,156	Czech Republic Koruna	23,821,681	GSC	(36,357)
01/18/24	U.S. Dollars	1,664,304	Canadian Dollars	2,258,199	RBC	(40,381)
01/18/24	U.S. Dollars	781,308	Hungarian Forint	287,570,038	BNP	(45,358)
01/18/24	U.S. Dollars	1,814,157	Brazilian Reals	9,055,177	GSC	(48,026)
01/18/24	U.S. Dollars	1,450,983	Czech Republic Koruna	33,560,433	UBS	(48,723)
01/18/24	U.S. Dollars	1,488,201	Canadian Dollars	2,036,038	BNP	(48,777)
01/18/24	U.S. Dollars	2,638,046	Canadian Dollars	3,579,230	UBS	(63,867)
01/18/24	U.S. Dollars	797,722	Polish Zloty	3,401,650	SC	(66,578)
01/18/24	U.S. Dollars	4,138,121	Chinese Yuan Renminbi	29,873,095	SC	(77,446)
01/18/24	U.S. Dollars	1,478,319	Chilean Pesos	1,374,836,552	SC	(80,189)
01/18/24	U.S. Dollars	982,467	Polish Zloty	4,205,397	SS	(86,051)
01/18/24	U.S. Dollars	1,033,082	Polish Zloty	4,419,526	CITI	(89,841)
01/19/24	U.S. Dollars	2,029,219	Euro	1,920,000	GSC	(92,100)
01/18/24	U.S. Dollars	2,012,331	Japanese Yen	297,164,112	GSC	(101,382)
01/18/24	U.S. Dollars	1,894,218	Hungarian Forint	695,263,156	UBS	(104,427)
01/18/24	U.S. Dollars	3,453,426	Czech Republic Koruna	79,959,523	BNP	(119,702)
01/18/24	U.S. Dollars	2,760,733	Australian Dollars	4,225,594	SS	(120,631)
01/18/24	U.S. Dollars	1,465,212	Mexican Pesos	27,044,938	BNP	(122,281)
01/18/24	U.S. Dollars	2,795,708	Japanese Yen	410,531,341	CITI	(124,379)
01/18/24	U.S. Dollars	2,941,154	Japanese Yen	432,803,975	UBS	(137,359)
01/19/24	Euro	3,937,868	Polish Zloty	17,670,000	GSC	(138,806)
01/18/24	U.S. Dollars	2,759,769	New Zealand Dollars	4,590,524	BNP	(142,359)
01/18/24	U.S. Dollars	2,286,886	Norwegian Kroner	24,705,688	UBS	(145,981)
01/19/24	U.S. Dollars	3,482,729	British Pounds	2,849,273	CITI	(149,509)
01/18/24	U.S. Dollars	2,506,478	Swiss Francs	2,231,016	CITI	(151,481)
01/18/24	U.S. Dollars	2,227,388	Polish Zloty	9,383,789	BNP	(156,867)
01/18/24	U.S. Dollars	2,636,086	Australian Dollars	4,100,113	RBC	(159,715)
01/18/24	U.S. Dollars	3,164,371	New Zealand Dollars	5,271,316	CITI	(168,154)
01/18/24	U.S. Dollars	2,653,648	Swiss Francs	2,369,523	GSC	(169,324)
01/18/24	U.S. Dollars	2,576,557	Polish Zloty	10,847,055	GSC	(179,489)
01/19/24	U.S. Dollars	3,434,825	Taiwan Dollars	110,204,629	CITI	(179,825)
01/18/24	U.S. Dollars	5,940,790	British Pounds	4,803,322	GSC	(182,422)
01/18/24	U.S. Dollars	4,347,061	British Pounds	3,554,561	SC	(184,247)
01/19/24	U.S. Dollars	2,113,018	Polish Zloty	9,049,000	GSC	(186,142)
01/18/24	U.S. Dollars	2,406,840	Swedish Kronor	26,159,515	BNP	(188,831)
01/18/24	U.S. Dollars	6,137,071	Canadian Dollars	8,389,000	SC	(195,674)
01/18/24	U.S. Dollars	3,890,753	Swedish Kronor	41,198,774	SC	(197,185)
01/18/24	U.S. Dollars	3,359,854	Mexican Pesos	60,900,243	UBS	(214,888)
01/18/24	U.S. Dollars	6,886,892	British Pounds	5,575,131	CITI	(220,212)
01/18/24	U.S. Dollars	2,584,216	Polish Zloty	11,053,417	UBS	(224,263)
01/18/24	U.S. Dollars	6,648,003	Euro	6,229,892	RBC	(234,821)
01/18/24	U.S. Dollars	2,552,097	Swedish Kronor	28,106,740	SS	(236,787)
01/18/24	U.S. Dollars	7,326,435	Euro	6,846,055	BNP	(237,129)
01/18/24	U.S. Dollars	4,828,101	New Zealand Dollars	8,030,970	UBS	(249,077)
01/18/24	U.S. Dollars	7,185,747	British Pounds	5,848,536	BNP	(269,890)
01/18/24	U.S. Dollars	4,292,230	Norwegian Kroner	46,379,369	GSC	(274,931)
01/18/24	U.S. Dollars	11,568,398	Canadian Dollars	15,695,221	SS	(279,717)
01/18/24	U.S. Dollars	5,225,324	Australian Dollars	8,089,713	BNP	(290,920)
01/18/24	U.S. Dollars	4,812,068	Swiss Francs	4,287,938	RBC	(296,439)
01/18/24	U.S. Dollars	3,764,631	Norwegian Kroner	41,524,706	BNP	(324,472)
01/18/24	U.S. Dollars	5,867,855	Mexican Pesos	105,582,788	GSC	(329,678)
01/18/24	U.S. Dollars	8,856,140	Euro	8,321,905	SC	(337,952)
01/18/24	U.S. Dollars	5,888,746	Swiss Francs	5,244,722	BNP	(359,642)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/18/24	U.S. Dollars	10,655,725	Canadian Dollars	14,637,060	GSC	$ (393,598)
01/18/24	U.S. Dollars	11,915,275	Euro	11,168,651	CITI	(423,920)
01/18/24	U.S. Dollars	10,314,823	Japanese Yen	1,511,697,864	BNP	(437,805)
01/18/24	U.S. Dollars	5,920,123	Norwegian Kroner	64,816,760	SS	(462,641)
01/18/24	U.S. Dollars	12,057,444	Japanese Yen	1,761,359,914	SS	(471,017)
01/18/24	U.S. Dollars	8,889,503	New Zealand Dollars	14,860,914	GSC	(505,565)
01/18/24	U.S. Dollars	7,209,412	Swedish Kronor	77,791,432	UBS	(509,424)
01/18/24	U.S. Dollars	16,168,280	Euro	15,110,357	GSC	(525,736)
01/18/24	U.S. Dollars	10,751,180	New Zealand Dollars	17,899,690	SC	(565,000)
01/18/24	U.S. Dollars	16,263,725	British Pounds	13,212,046	SS	(578,819)
01/18/24	U.S. Dollars	19,611,615	Euro	18,355,125	UBS	(667,241)
01/19/24	U.S. Dollars	15,940,884	Euro	15,041,422	CITI	(677,688)
01/18/24	U.S. Dollars	11,104,047	Swiss Francs	9,891,041	SC	(679,812)
01/18/24	U.S. Dollars	11,770,184	Australian Dollars	18,277,391	SC	(692,873)
01/18/24	U.S. Dollars	14,441,074	Swiss Francs	12,741,983	UBS	(739,303)
01/18/24	U.S. Dollars	12,205,063	Swedish Kronor	132,825,949	GSC	(974,560)
01/18/24	U.S. Dollars	21,433,321	Australian Dollars	33,423,910	GSC	(1,357,903)
01/18/24	U.S. Dollars	229,930,187	Euro	215,514,836	SS	(8,171,947)
Subtotal Depreciation						$(28,166,159)
Total Forward Foreign Currency Contracts outstanding at December 31, 2023						$ (1,721,698)
Swap Agreements outstanding at December 31, 2023:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
iTraxx Europe & Crossover Series 40 (Pay Quarterly)	(5.00)%	12/20/2028	EUR	12,172,000	$(1,092,808)	$(405,499)	$ (687,309)
Markit CDX.EM.IG.40 Index (Pay Quarterly)	(1.00)%	12/20/2028	USD	14,024,000	401,122	719,431	(318,309)
					$ (691,686)	$ 313,932	$(1,005,618)

Pay Rate Index/Pay Rate	Receive Rate Index/Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
7-Day CFETS Repo Rate (Quarterly)	2.05% (Quarterly)	8/17/2026	CNY	33,632,000	$ (1,165)	$ —	$ (1,165)
3-Month KWCDC (Quarterly)	2.36% (Quarterly)	2/11/2032	KRW	604,702,000	(22,324)	—	(22,324)
3-Month KWCDC (Quarterly)	2.37% (Quarterly)	2/18/2032	KRW	1,195,630,000	(43,546)	—	(43,546)
3-Month KWCDC (Quarterly)	2.88% (Quarterly)	8/11/2032	KRW	2,048,372,000	(14,514)	—	(14,514)
					$(81,549)	$ —	$(81,549)
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Securities	$ 12,479,588	$ —	$ 12,479,588	$ —
Common Stocks	152,712	152,712	—	—
Corporate Bonds	93,618,878	—	93,618,878	—
Foreign Bonds:
Brazil	5,996,424	—	191,219	5,805,205
Other ^^	251,988,689	—	251,988,689	—
Total Foreign Bonds	257,985,113	—	252,179,908	5,805,205
Foreign Common Stocks	87,819	87,819	—	—
Foreign Preferred Stock	49,024	49,024	—	—
Loan Agreements	7,995,182	—	7,995,182	—
Money Market Funds	59,652,843	59,652,843	—	—
Mortgage-Backed Securities	51,620,771	—	51,620,771	—
Mutual Funds	1,368,900	1,368,900	—	—
Preferred Stocks	424,368	424,368	—	—
Purchased Options:
Put Options	1,828	1,828	—	—
U.S. Treasury Obligations	106,679,771	—	106,679,771	—
Total Assets - Investments in Securities	$592,116,797	$61,737,494	$524,574,098	$5,805,205
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 26,444,461	$ —	$ 26,444,461	$ —
Futures Contracts	4,577,829	4,577,829	—	—
Total Assets - Other Financial Instruments	$ 31,022,290	$ 4,577,829	$ 26,444,461	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$(28,166,159)	$ —	$(28,166,159)	$ —
Futures Contracts	(929,601)	(929,601)	—	—
Swap Agreements	(1,087,167)	—	(1,087,167)	—
Total Liabilities - Other Financial Instruments	$(30,182,927)	$(929,601)	$(29,253,326)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
The unobservable inputs used in the fair value measurement of the reporting entity’s foreign bonds are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Total Value	Foreign Bonds
Balance, 12/31/22	$ —	$ —
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Purchases	398,458	398,458
Sales	—	—
Transfers in to Level 3(1)	5,406,747	5,406,747
Transfers out of Level 3	—	—
Maturities	—	—
Paydowns	—	—
Balance, 12/31/23	$ 5,805,205	$ 5,805,205
(1)Transfers in to Level 3 represent the value of securities at December 31, 2023 that were transferred from Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price using an objective method such as a pricing vendor.
See Notes to Financial Statements.

Impact Bond Fund (Unaudited)
The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with a dollar-weighted effective duration that normally varies, in years, between +/- 20% of the duration of the Fund’s benchmark index, the Bloomberg US Aggregate Bond Index. Duration measures the sensitivity of a fixed income security’s price to changes in interest rates. The average dollar-weighted effective duration at the end of the reporting period was 5.96 years. The Investor Class of the Fund underperformed its benchmark since its inception on January 27, 2023 (2.28% (net of fees) versus 2.47%).
The Fund maintained an overweight to mortgages, asset-backed securities and taxable municipal debt throughout the time period along with an underweight to treasuries and corporates. The underweight positions to credit and treasuries were a drag with rates significantly lower on the year and spreads tighter.  An underweight to duration was additive over the full time period, and the exposure to out of benchmark taxable municipal bonds offset underperformance from the underweight to treasuries.
Derivatives were not utilized in the Fund over the time period.
During the year, the Fund remained focused on its objective of maximizing total return while preserving capital and its strategy of seeking to make investments that provide current income with the intent of generating positive impact in line with the Adviser’s Christian values.
This Fund may be suitable for investors who have a short- to medium-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept some short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser or sub-advisers misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets.
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Mortgage-Backed Securities	38.7
Corporate Bonds	20.9
Asset-Backed Securities	14.7
U.S. Treasury Obligations	11.5
Municipal Bonds	11.2
Money Market Funds	7.4
Private Investment	1.1
Agency Obligations	1.1
Foreign Bond	0.7
Loan Agreements	0.1
107.4

See Notes to Financial Statements.

IMPACT BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Par	Value
AGENCY OBLIGATIONS — 1.1%
United States International Development Finance Corporation
1.44%, 04/15/28	$ 500,000	$ 450,432
1.65%, 04/15/28	500,000	453,818
Total Agency Obligations (Cost $906,177)		904,250
ASSET-BACKED SECURITIES — 14.7%
Dext ABS LLC, Series 2020-1, Class B
1.92%, 11/15/27 144A	92,556	92,237
Dext ABS LLC, Series 2021-1, Class D
2.81%, 03/15/29 144A	450,000	400,314
Dext ABS LLC, Series 2023-1, Class C
7.13%, 09/15/32 144A	535,000	532,040
Dext ABS LLC, Series 2023-1, Class D
8.82%, 03/15/33 144A	370,000	368,157
Dext ABS LLC, Series 2023-2, Class D
8.30%, 05/15/34 144A	560,000	545,346
GoodLeap Sustainable Home Solutions Trust, Series 2022-1GS, Class B
2.94%, 01/20/49 144A	450,550	338,832
Helios Issuer LLC, Series 2023-GRID1, Class 1A
5.75%, 12/20/50 144A	314,828	327,239
Hertz Vehicle Financing III LLC, Series 2023-1A, Class A
5.49%, 06/25/27 144A	1,000,000	1,004,916
Lendbuzz Securitization Trust, Series 2023-3A, Class A2
7.50%, 12/15/28 144A	1,200,000	1,217,128
Loanpal Solar Loan, Ltd., Series 2021-2GS, Class A
2.22%, 03/20/48 144A	403,018	301,513
Luminace ABS-2022 Issuer LLC, Series 2022-1, Class B
5.91%, 07/30/62 144A	759,412	714,655
SUNNOVA HELIOS II ISSUER LLC, Series 2019-AA, Class A
3.75%, 06/20/46 144A	459,176	419,878
Sunnova Helios II Issuer LLC, Series 2021-B, Class A
1.62%, 07/20/48 144A	285,770	244,475
Sunnova Helios V Issuer LLC, Series 2021-A, Class A
1.80%, 02/20/48 144A	318,736	277,273
Sunnova Helios VII Issuer LLC, Series 2021-C, Class A
2.03%, 10/20/48 144A	429,125	368,393
Sunnova Helios XI Issuer LLC, Series 2023-A, Class B
5.60%, 05/20/50 144A	607,104	586,364
	Par	Value
Sunnova Helios XII Issuer LLC, Series 2023-B, Class C
6.00%, 08/22/50 144A	$ 488,101	$ 451,942
Sunnova Sol IV Issuer LLC, Series 2022-A, Class C
3.53%, 02/22/49 144A	1,809,932	1,470,886
Sunrun Iris Issuer LLC, Series 2023-1A, Class A
5.75%, 01/30/59 144A	198,430	192,012
Tesla Auto Lease Trust, Series 2021-A, Class D
1.34%, 03/20/25 144A	890,000	886,981
Tesla Auto Lease Trust, Series 2021-B, Class C
1.12%, 09/22/25 144A	800,000	778,691
Tesla Auto Lease Trust, Series 2021-B, Class D
1.32%, 09/22/25 144A	500,000	484,606
Total Asset-Backed Securities (Cost $11,904,543)		12,003,878
CORPORATE BONDS — 20.9%
Agilent Technologies, Inc.
2.30%, 03/12/31	1,550,000	1,346,387
American Water Capital Corporation
4.45%, 06/01/32Δ	1,300,000	1,290,418
Amgen, Inc.
5.25%, 03/02/33	1,285,000	1,319,763
4.20%, 02/22/52	750,000	638,246
Avangrid, Inc.
3.15%, 12/01/24	850,000	830,698
3.80%, 06/01/29	450,000	424,672
Baxalta, Inc.
4.00%, 06/23/25	500,000	491,662
Becton, Dickinson and Co.
4.69%, 02/13/28	1,600,000	1,609,148
4.67%, 06/06/47	800,000	751,132
BlueHub Loan Fund, Inc.
3.10%, 01/01/30	625,000	540,445
Bridge Housing Corporation
3.25%, 07/15/30	300,000	256,152
DH Europe Finance II S.a.r.l.
2.60%, 11/15/29	300,000	272,041
Essential Utilities, Inc.
5.30%, 05/01/52	750,000	720,504
Gilead Sciences, Inc.
3.65%, 03/01/26	392,000	383,775
5.65%, 12/01/41	438,000	470,314
Haleon U.S. Capital LLC
3.63%, 03/24/32	838,000	774,711
IQVIA, Inc.
6.25%, 02/01/29 144A	750,000	784,574
Low Income Investment Fund
3.39%, 07/01/26	600,000	566,297
Mary Free Bed Rehabilitation Hospital
3.79%, 04/01/51	300,000	223,055

See Notes to Financial Statements.

IMPACT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
National Community Renaissance of California
3.27%, 12/01/32	$ 600,000	$ 495,516
NextEra Energy Capital Holdings, Inc.
3.55%, 05/01/27	500,000	482,139
2.44%, 01/15/32	980,000	823,381
Preservation Of Affordable Housing, Inc.
4.48%, 12/01/32	470,000	453,726
Providence College
3.19%, 11/01/50	600,000	421,002
Reinvestment Fund, Inc. (The)
3.93%, 02/15/28	500,000	464,919
Verizon Communications, Inc.
3.88%, 02/08/29	300,000	291,359
Total Corporate Bonds (Cost $17,001,081)		17,126,036
FOREIGN BOND — 0.7%
United Kingdom — 0.7%
Reckitt Benckiser Treasury Services PLC
3.00%, 06/26/27 144A (Cost $620,039)	650,000	618,028
LOAN AGREEMENTS — 0.1%
Ciello Supermarket, Inc. STRIP, SBA Loan
0.23%, 09/15/31 IO †††	1,596,735	6,305
Georgia Act and Healthcare Services, Inc. STRIP, SBA Loan
1.28%, 03/15/46 IO †††	276,210	9,206
Ideal Therapy Rehabilitative Services II LLC STRIP, SBA Loan
0.48%, 01/15/46 IO †††	474,334	5,929
MBT Industries LLC STRIP, SBA Loan
0.53%, 08/15/31 IO †††	438,876	3,993
MCJT Phamaceutical Care, Inc. STRIP, SBA Loan
1.28%, 08/15/46 IO †††	352,425	11,747
N&K Market, Inc. STRIP, SBA Loan
0.73%, 02/15/31 IO †††	249,123	3,861
Southwest Technologies, Inc. STRIP, SBA Loan
1.23%, 06/15/31 IO †††	371,262	9,427
Total Loan Agreements (Cost $55,970)		50,468
MORTGAGE-BACKED SECURITIES — 38.7%
BX Commercial Mortgage Trust, Series 2022-AHP, Class C
(Floating, CME Term SOFR 1M + 2.09%, 2.09% Floor), 7.45%, 01/17/39 144A †	685,000	660,722
Federal Home Loan Mortgage Corporation
2.00%, 02/01/51	296,063	243,143
2.00%, 03/01/51	727,819	597,424
3.00%, 02/01/52	629,481	558,503
	Par	Value
3.50%, 03/01/52	$1,435,764	$1,319,549
4.00%, 06/01/52	495,414	469,397
4.50%, 07/01/52	288,233	279,904
5.50%, 08/01/53	2,791,911	2,806,225
6.00%, 08/01/53	1,240,054	1,263,989
6.00%, 09/01/53	566,777	576,056
Federal National Mortgage Association
3.15%, 11/01/27	245,641	234,813
5.16%, 10/01/28	500,000	517,972
4.97%, 11/01/28	750,000	769,593
1.59%, 03/01/31	500,000	412,186
1.61%, 03/01/31	471,109	397,382
1.62%, 03/01/31	500,000	407,674
2.03%, 04/01/31	250,000	211,922
2.59%, 03/01/32	533,386	467,750
1.65%, 03/01/33	500,000	403,172
2.01%, 03/01/33	100,000	82,688
2.00%, 03/01/51	1,894,726	1,555,199
3.00%, 02/01/52	1,991,269	1,766,065
3.50%, 03/01/52	1,437,395	1,321,185
3.50%, 04/01/52	721,288	662,929
4.00%, 06/01/52	1,371,933	1,299,919
4.50%, 07/01/52	349,125	339,036
5.00%, 09/01/52	482,872	479,045
5.50%, 10/01/52	536,231	540,605
6.00%, 11/01/52	241,694	246,094
6.50%, 11/01/52	197,554	202,571
6.50%, 12/01/52	242,339	248,494
6.00%, 08/01/53	1,500,666	1,525,312
6.50%, 09/01/53	671,237	688,179
FRESB Mortgage Trust, Series 2021-SB87, Class A5H
0.78%, 04/25/41	441,223	406,545
Small Business Administration
(Floating, Prime Rate U.S. + 1.07%), 9.57%, 06/25/30†	44,331	47,361
(Floating, Prime Rate U.S. + 0.90%), 9.40%, 12/25/30†	105,342	114,399
(Floating, Prime Rate U.S. + 2.33%), 10.83%, 01/25/31†	89,601	96,874
(Floating, Prime Rate U.S. + 1.03%), 9.53%, 02/25/31†	136,459	148,404
(Floating, Prime Rate U.S. + 0.33%), 8.83%, 07/25/31†	233,222	248,305
(Floating, Prime Rate U.S. + 0.79%), 9.29%, 08/25/31†	173,075	189,638
(Floating, Prime Rate U.S. + 0.64%), 9.14%, 07/25/32†	78,895	84,347
(Floating, Prime Rate U.S. + 0.58%), 9.08%, 05/25/34†	148,189	164,780
(Floating, Prime Rate U.S. - 0.34%), 8.16%, 12/25/45†	162,348	177,249
(Floating, Prime Rate U.S. + 0.59%), 9.09%, 12/25/45†	148,646	161,918
(Floating, Prime Rate U.S. + 0.12%), 8.62%, 01/25/46†	140,326	151,470
(Floating, Prime Rate U.S. + 0.33%), 8.83%, 04/25/46†	187,562	200,777

See Notes to Financial Statements.

	Par	Value
(Floating, Prime Rate U.S. + 0.38%), 8.88%, 08/25/46†	$ 462,820	$ 508,097
Uniform Mortgage Backed Securities
2.50%, 01/01/52 TBA	4,000,000	3,406,562
2.00%, 01/01/53 TBA	2,500,000	2,044,531
Total Mortgage-Backed Securities (Cost $31,823,562)		31,705,954
MUNICIPAL BONDS — 11.2%
California Municipal Finance Authority, Revenue Bond
4.57%, 10/01/52	500,000	453,281
California State Health Facilities Financing Authority, Revenue Bond
1.98%, 06/01/30	600,000	514,711
Carroll County Water Authority, Revenue Bond, Series B
1.96%, 07/01/29	150,000	132,007
City & County of San Francisco, General Obligation, Series A
1.78%, 06/15/29	600,000	515,640
City of Deltona Utility System, Revenue Bond (BAM Insured)
1.54%, 10/01/29	250,000	213,365
City of Phoenix Civic Improvement Corporation, Junior Lien Revenue Bond, Series C
1.84%, 07/01/29	640,000	562,650
Connecticut Green Bank, Revenue Bond
2.15%, 11/15/29	207,000	180,089
Connecticut Housing Finance Authority, Revenue Bond, Series 29
1.20%, 06/15/25	400,000	379,565
District of Columbia Housing Finance Agency, Revenue Bond, Series A-2 (FHA Insured)
1.90%, 03/01/29	140,000	120,243
2.05%, 03/01/30	420,000	352,998
Lancaster Power Authority, Revenue Bond (AGM Insured)
2.56%, 11/01/33	275,000	225,705
2.68%, 11/01/34	275,000	223,211
Metropolitan Water District of Salt Lake & Sandy, Revenue Bond, Series B
1.52%, 07/01/28	200,000	177,776
Monterey Regional Waste Management Authority, Revenue Bond
2.31%, 04/01/32	700,000	592,839
Narragansett Bay Commission, Revenue Bond
2.09%, 09/01/30	500,000	431,700
New York City Housing Development Corporation, Revenue Bond, Series B
0.82%, 05/01/25	150,000	142,008
	Par	Value
0.92%, 11/01/25	$ 200,000	$ 186,225
1.02%, 05/01/26	250,000	229,179
Newark Higher Education Finance Corporation, Revenue Bond, Series A
4.62%, 04/01/50	600,000	503,491
North Carolina Capital Facilities Finance Agency, Revenue Bond, Series B
1.43%, 10/01/24	100,000	97,034
Philadelphia Authority for Industrial Development, Revenue Bond, Holy Family University Project
4.30%, 09/01/24	200,000	198,361
Redevelopment Authority of the City of Philadelphia, Revenue Bond, Series A
1.93%, 09/01/27	500,000	456,550
Rowland Water District, Revenue Bond, Series A
2.56%, 12/01/36	590,000	458,828
San Antonio Education Facilities Corporation, Revenue Bond
1.74%, 04/01/25	250,000	237,542
San Diego Public Facilities Financing Authority, Revenue Bond, Series B
2.13%, 08/01/29	290,000	256,457
Santa Clara Valley Water District COPS
1.78%, 06/01/31	440,000	363,229
Somerset County Improvement Authority, Revenue Bond (County Gtd.)
0.97%, 04/15/25	530,000	503,954
Tift County Hospital Authority, Revenue Bond (County Gtd.)
1.05%, 12/01/25	325,000	302,318
United Independent School District, General Obligation (PSF-Gtd.)
5.00%, 08/15/25	160,000	160,773
Total Municipal Bonds (Cost $9,249,892)		9,171,729
PRIVATE INVESTMENT — 1.1%
Calvert Impact Capital, Inc. 2.50%, 01/30/26	1,000,000	938,067
FBC ROGERS 6.00% 5/15/50 0.00%, 05/16/50++ †††	—	—
Total Private Investment (Cost $1,000,000)		938,067
U.S. TREASURY OBLIGATIONS — 11.5%
U.S. Treasury Bonds
3.63%, 08/15/43	1,600,000	1,476,875
4.00%, 11/15/52	1,350,000	1,338,451
3.63%, 02/15/53	2,750,000	2,552,183
		5,367,509
U.S. Treasury Notes
3.88%, 12/31/27	2,000,000	1,998,594
See Notes to Financial Statements.

IMPACT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
1.13%, 08/31/28	$2,300,000	$2,033,119
		4,031,713
Total U.S. Treasury Obligations (Cost $9,266,937)		9,399,222

	Shares
MONEY MARKET FUNDS — 7.4%
Northern Institutional Liquid Assets Portfolio (Shares), 5.40%Ø §	1,319,500	1,319,500
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø ∞	4,580,181	4,580,181
	Shares	Value
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	183,314	$ 183,314
Total Money Market Funds (Cost $6,082,995)		6,082,995
TOTAL INVESTMENTS —107.4% (Cost $87,911,196)		88,000,627
Liabilities in Excess of Other Assets — (7.4)%		(6,093,897)
NET ASSETS — 100.0%		$81,906,730

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 904,250	$ —	$ 904,250	$ —
Asset-Backed Securities	12,003,878	—	12,003,878	—
Corporate Bonds	17,126,036	—	17,126,036	—
Foreign Bond	618,028	—	618,028	—
Loan Agreements	50,468	—	—	50,468
Money Market Funds	6,082,995	6,082,995	—	—
Mortgage-Backed Securities	31,705,954	—	31,705,954	—
Municipal Bonds	9,171,729	—	9,171,729	—
Private Investment	938,067	—	938,067	—**
U.S. Treasury Obligations	9,399,222	—	9,399,222	—
Total Assets - Investments in Securities	$88,000,627	$6,082,995	$81,867,164	$50,468

**	Level 3 security has zero value.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2023.

See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2023
	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value*	$ 864,083,836	$894,070,159
Investments in repurchase agreements, at value	719,000,000	—
Investments in securities of affiliated issuers, at value	—	34,160,936
Total investments, at value(1), (2)	1,583,083,836	928,231,095
Cash	1,823,930	88,396
Cash collateral for derivatives	—	962,949
Deposits with broker for futures contracts	—	2,522,896
Foreign currency(3)	—	419,543
Upfront premiums paid from swap agreements	—	—
Receivables:
Dividends	—	178,745
Reclaims	—	—
Interest	3,517,164	6,120,594
Securities lending	—	9,075
From advisor	—	—
Investment securities sold	—	13,386,097
Fund shares sold	9,993,965	867,674
Variation margin on centrally cleared swaps	—	1,284
Variation margin on futures contracts	—	152,026
Unrealized appreciation on foreign currency exchange contracts	—	87,211
Unrealized appreciation on swap agreements	—	—
Prepaid expenses and other assets	34,769	20,642
Total Assets	1,598,453,664	953,048,227
Liabilities
Cash Overdraft	—	—
TBA sale commitments, at value(4)	—	—
Options written, at value(5)	—	—
Upfront premiums received from swap agreements	—	290,220
Unrealized depreciation on foreign currency exchange contracts	—	219,720
Unrealized depreciation on swap agreements	—	—
Collateral held for securities on loan, at value	—	12,188,915
Collateral from counterparty	—	125,956
Payables:
Investment securities purchased	3,380,984	70,521,907
Fund shares redeemed	32,722,436	1,417,636
Variation margin on centrally cleared swaps	—	—
Distributions	2,710,347	—
Accrued expenses:
Investment advisory fees	146,016	249,972
Shareholder servicing fees	122,931	41,311
Director fees	4,657	1,517
Other expenses	87,179	119,585
Total Liabilities	39,174,550	85,176,739
Commitments and contingencies	—	—
Net Assets	$1,559,279,114	$867,871,488
Net Assets Consist of:
Paid-in-capital	$1,559,276,118	$923,278,642
Distributable earnings (loss)	2,996	(55,407,154)
Net Assets	$1,559,279,114	$867,871,488
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$ 977,070,754	$670,255,391
Institutional shares outstanding	977,033,901	52,321,733
Net asset value, offering and redemption price per Institutional share	$ 1.00	$ 12.81
Net assets applicable to the Investor Class	$ 582,208,360	$197,616,097
Investor shares outstanding	582,152,293	15,421,775
Net asset value, offering and redemption price per Investor share	$ 1.00	$ 12.81

(1)Investments in securities of unaffiliated issuers, at cost*	$ 864,083,836	$901,960,577
Investments in repurchase agreements, at cost	719,000,000	—
Investments in securities of affiliated issuers, at cost	—	34,160,936
Total investments, at cost	$1,583,083,836	$936,121,513
(2)Includes securities loaned of:	$ —	$ 18,091,929
(3)Foreign currency, at cost	$ —	$ 414,805
(4)TBA sale commitments, at cost	$ —	$ —
(5)Premiums received on options written	$ —	$ —
(6)The closing of the commitment was held on May 31, 2023. The uncalled capital commitment at December 31, 2023 was $1,200,000.
(7)See Note 3c in Notes to Financial Statements.
* Includes Purchased Options

See Notes to Financial Statements.

Medium-Duration Bond Fund	Global Bond Fund	Impact Bond Fund

$2,705,657,086	$566,331,757	$83,420,446
343,500,000	—	—
34,318,962	25,785,040	4,580,181
3,083,476,048	592,116,797	88,000,627
—	1,245,033	—
22,525,924	9,262,740	—
2,507,733	1,917,405	—
4,326,746	6,460,385	—
12,234,471	719,431	—

424,482	143,871	21,494
91,350	81,552	—
14,893,156	5,249,461	521,622
13,639	7,232	254
—	—	22,246
449,874,537	12,490	3,299,075
2,749,284	132,798	2,518
198,045	—	—
56,222	1,897,049	—
2,316,418	26,444,461	—
60,308	—	—
31,747	21,070	22,698
3,595,780,110	645,711,775	91,890,534

1,424,343	—	144,958
64,858,067	—	—
1,065,095	—	—
6,508,206	405,499	—
4,616,879	28,166,159	—
17,209	—	—
37,680,005	28,080,100	1,319,500
26,049,316	7,416,670	—

991,198,629	1,942,993	8,417,005
152,592	2,289,049	57
—	497	—
—	—	—

636,098	229,399	25,894
80,904	23,153	3,590
1,954	936	72
205,705	111,539	72,728
1,134,495,002	68,665,994	9,983,804
—	—	— (6), (7)
$2,461,285,108	$577,045,781	$81,906,730

$2,786,716,065	$652,825,910	$82,488,875
(325,430,957)	(75,780,129)	(582,145)
$2,461,285,108	$577,045,781	$81,906,730

$2,071,217,476	$466,381,312	$64,778,228
160,901,756	53,428,622	6,567,719
$ 12.87	$ 8.73	$ 9.86
$ 390,067,632	$110,664,469	$17,128,502
30,298,727	12,747,359	1,737,121
$ 12.87	$ 8.68	$ 9.86

$2,801,468,122	$597,372,765	$83,331,015
343,500,000	—	—
34,318,962	25,785,040	4,580,181
$3,179,287,084	$623,157,805	$87,911,196
$ 58,163,504	$ 30,430,142	$ 1,290,418
$ 4,342,154	$ 6,420,720	$ —
$ 63,721,207	$ —	$ —
$ 680,596	$ —	$ —

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2023
	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$ —	$ 176,030
Income distributions received from affiliated funds	—	1,366,725
Interest	78,955,182	44,968,628
Securities lending, net	—	170,260
Less foreign taxes withheld	—	(5,094)
Total Investment Income	78,955,182	46,676,549
Expenses
Investment advisory fees	1,722,286	3,115,755
Transfer agent fees:
Institutional shares	4,917	5,546
Investor shares	53,169	20,475
Custodian fees	16,250	133,521
Shareholder servicing fees:
Investor shares	1,349,962	517,536
Accounting and administration fees	212,059	152,443
Professional fees	122,992	184,981
Blue sky fees:
Institutional shares	34,247	18,755
Investor shares	32,620	20,123
Shareholder reporting fees:
Institutional shares	3,474	5,254
Investor shares	48,700	10,119
Directors expenses	24,594	8,960
Line of credit facility fees	6,008	4,451
Dividends on securities sold short	—	28,763
Other expenses	81,231	44,973
Total Expenses	3,712,509	4,271,655
Expenses waived/reimbursed(2)	—	—
Net Expenses	3,712,509	4,271,655
Net Investment Income	75,242,673	42,404,894
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated funds	—	110
Investment securities	13,646	(15,578,242)
Investment securities sold short	—	(8,398)
TBA sale commitments	—	14,997
Futures transactions	—	(2,186,525)
Swap agreements	—	(2,846,762)
Option contracts written	—	—
Option contracts purchased	—	(2)
Forward foreign currency contracts	—	(1,491,381)
Foreign currency	—	17,567
Net realized gain (loss)	13,646	(22,078,636)
Net change in unrealized appreciation (depreciation) on:
Investment securities	—	30,831,742
TBA sale commitments	—	(7,930)
Futures	—	(966,062)
Swap agreements	—	2,324,079
Option contracts written	—	—
Option contracts purchased	—	—
Forward foreign currency contracts	—	1,075,313
Foreign currency	—	17
Net change in unrealized appreciation (depreciation)	—	33,257,159
Net Realized and Unrealized Gain (Loss)	13,646	11,178,523
Net Increase in Net Assets Resulting from Operations	$75,256,319	$ 53,583,417

(2)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Medium-Duration Bond Fund	Global Bond Fund	Impact Bond Fund(1)

$ 684,278	$ 226,892	$ 25,046
2,868,821	1,523,521	197,491
89,160,362	22,922,372	2,967,289
298,429	137,684	1,910
(742)	(69,939)	—
93,011,148	24,740,530	3,191,736

6,904,366	2,601,027	241,729

5,639	5,133	3,681
48,419	30,531	12,327
438,167	200,880	15,271

912,811	258,136	29,237
279,101	80,133	24,244
194,532	186,857	206,488

17,612	19,695	22,225
26,337	17,629	22,275

9,458	5,603	130
30,700	15,827	5,877
11,070	5,555	948
8,333	2,199	279
—	—	—
114,250	49,337	27,696
9,000,795	3,478,542	612,407
—	—	(258,036)
9,000,795	3,478,542	354,371
84,010,353	21,261,988	2,837,365

48	210	39
(89,535,725)	(29,668,913)	(692,294)
256,205	—	—
—	—	—
(1,667,363)	(5,334,478)	—
1,261,824	(2,154,943)	—
2,316,721	—	—
(6,098,772)	(142,085)	—
2,988,851	(8,972,678)	—
195,879	247,244	—
(90,282,332)	(46,025,643)	(692,255)

132,064,014	52,442,025	89,431
(1,852,095)	—	—
4,489,772	4,886,491	—
4,708,911	(368,632)	—
(269,603)	—	—
616,358	(106,103)	—
(1,685,137)	569,000	—
104,646	(18,883)	—
138,176,866	57,403,898	89,431
47,894,534	11,378,255	(602,824)
$131,904,887	$ 32,640,243	$2,234,541

(1)	For the period January 27, 2023 (commencement of operations) through December 31, 2023.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Money Market Fund
	For the Year Ended
	12/31/23	12/31/22

Operations:
Net investment income	$ 75,242,673	$ 23,559,141
Net realized gain (loss) on investment securities, foreign currency and derivatives	13,646	29,636
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	—	—
Net increase (decrease) in net assets resulting from operations	75,256,319	23,588,777
Distributions to Shareholders:
Distributions paid
Institutional shares	(50,192,980)	(17,026,225)
Investor shares	(25,064,833)	(6,565,132)
Return of capital
Institutional shares	—	—
Investor shares	—	—
Total distributions	(75,257,813)	(23,591,357)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	6,084,020,619	6,874,995,603
Investor shares	211,736,909	464,431,470
Reinvestment of dividends and distributions
Institutional shares	18,382,350	4,659,638
Investor shares	24,945,983	6,450,251
Total proceeds from shares sold and reinvested	6,339,085,861	7,350,536,962
Value of shares redeemed
Institutional shares	(6,174,935,623)	(6,984,269,683)
Investor shares	(172,212,164)	(402,783,948)
Total value of shares redeemed	(6,347,147,787)	(7,387,053,631)
Net increase (decrease) from capital share transactions(1)	(8,061,926)	(36,516,669)
Total increase (decrease) in net assets	(8,063,420)	(36,519,249)
Net Assets:
Beginning of Year	1,567,342,534	1,603,861,783
End of Year	$ 1,559,279,114	$ 1,567,342,534

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund
For the Year Ended		For the Year Ended
12/31/23	12/31/22	12/31/23	12/31/22

$ 42,404,894	$ 17,715,749	$ 84,010,353	$ 53,833,894
(22,078,636)	(25,896,741)	(90,282,332)	(151,055,541)
33,257,159	(37,690,801)	138,176,866	(249,811,226)
53,583,417	(45,871,793)	131,904,887	(347,032,873)

(31,023,568)	(15,626,094)	(62,975,505)	(37,521,331)
(6,384,985)	(3,878,106)	(12,405,888)	(6,572,146)

—	—	—	—
—	—	—	—
(37,408,553)	(19,504,200)	(75,381,393)	(44,093,477)

350,032,622	231,724,581	644,728,519	360,156,796
59,521,542	98,385,818	121,158,549	104,393,941

31,008,986	15,177,576	62,337,084	37,198,933
6,365,388	3,842,898	12,004,132	6,308,115
446,928,538	349,130,873	840,228,284	508,057,785

(502,571,156)	(252,952,555)	(355,499,857)	(351,920,454)
(78,117,202)	(118,245,155)	(90,230,580)	(163,714,524)
(580,688,358)	(371,197,710)	(445,730,437)	(515,634,978)
(133,759,820)	(22,066,837)	394,497,847	(7,577,193)
(117,584,956)	(87,442,830)	451,021,341	(398,703,543)

985,456,444	1,072,899,274	2,010,263,767	2,408,967,310
$ 867,871,488	$ 985,456,444	$2,461,285,108	$2,010,263,767
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Global Bond Fund		Impact Bond Fund
	For the Year Ended		For the Period Ended
	12/31/23	12/31/22	12/31/23 (1)

Operations:
Net investment income	$ 21,261,988	$ 16,403,985	$ 2,837,365
Net realized loss on investment securities, foreign currency and derivatives	(46,025,643)	(16,576,368)	(692,255)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	57,403,898	(83,356,007)	89,431
Net increase (decrease) in net assets resulting from operations	32,640,243	(83,528,390)	2,234,541
Distributions to Shareholders:
Distributions paid
Institutional shares	(6,322,187)	(5,395,149)	(2,246,032)
Investor shares	(1,185,622)	(1,012,319)	(487,981)
Return of capital
Institutional shares	—	(525,427)	—
Investor shares	—	(119,981)	—
Total distributions	(7,507,809)	(7,052,876)	(2,734,013)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	74,323,483	67,742,082	77,889,598
Investor shares	29,897,055	20,775,064	18,038,597
Reinvestment of dividends and distributions
Institutional shares	6,315,505	5,915,236	2,245,920
Investor shares	1,163,996	1,116,198	487,981
Total proceeds from shares sold and reinvested	111,700,039	95,548,580	98,662,096
Value of shares redeemed
Institutional shares	(68,631,892)	(68,473,196)	(14,842,562)
Investor shares	(23,182,164)	(27,460,526)	(1,413,332)
Total value of shares redeemed	(91,814,056)	(95,933,722)	(16,255,894)
Net increase (decrease) from capital share transactions(2)	19,885,983	(385,142)	82,406,202
Total increase (decrease) in net assets	45,018,417	(90,966,408)	81,906,730
Net Assets:
Beginning of Year	532,027,364	622,993,772	—
End of Year	$577,045,781	$532,027,364	$ 81,906,730

(1)	For the period January 27, 2023 (commencement of operations) through December 31, 2023.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Money Market Fund
Institutional Class
2023	$ 1.00	$0.05	$ —†	$ 0.05	$(0.05)	$ —†	$(0.05)	$ 1.00	5.01%	$ 977,071	0.14%	0.14%	4.89%	N/A
2022	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	1.50	1,049,604	0.13	0.14	1.49	N/A
2021	1.00	—	—†	—†	—	—	—	1.00	—	1,154,219	0.07	0.14	—	N/A
2020	1.00	—†	—†	—†	—†	—	—†	1.00	0.43	1,168,144	0.14	0.15	0.39	N/A
2019	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	2.13	904,202	0.14	0.14	2.10	N/A
Investor Class
2023	$ 1.00	$0.05	$ —†	$ 0.05	$(0.05)	$ —†	$(0.05)	$ 1.00	4.73%	$ 582,208	0.41%	0.41%	4.64%	N/A
2022	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	1.29	517,739	0.34	0.41	1.31	N/A
2021	1.00	—	—†	—†	—	—	—	1.00	—	449,643	0.08	0.41	—	N/A
2020	1.00	—†	—†	—†	—†	—	—†	1.00	0.28	475,081	0.29	0.42	0.25	N/A
2019	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	1.85	391,966	0.42	0.42	1.83	N/A

Low-Duration Bond Fund
Institutional Class
2023	$12.61	$0.49	$ 0.14	$ 0.63	$(0.43)	$ —	$(0.43)	$12.81	5.09%	$ 670,255	0.34%(1)	0.34%(1)	3.89%	209%
2022	13.42	0.23	(0.78)	(0.55)	(0.26)	—	(0.26)	12.61	(4.13)	778,792	0.34	0.34	1.79	233
2021	13.62	0.12	(0.17)	(0.05)	(0.14)	(0.01)	(0.15)	13.42	(0.40)	835,297	0.34	0.34	0.85	304
2020	13.40	0.19	0.26	0.45	(0.23)	—	(0.23)	13.62	3.42	822,079	0.35	0.35	1.44	220
2019	13.21	0.32	0.20	0.52	(0.33)	—	(0.33)	13.40	3.99	761,737	0.35	0.35	2.39	525
Investor Class
2023	$12.61	$0.46	$ 0.14	$ 0.60	$(0.40)	$ —	$(0.40)	$12.81	4.82%	$ 197,616	0.61%(1)	0.61%(1)	3.60%	209%
2022	13.43	0.19	(0.78)	(0.59)	(0.23)	—	(0.23)	12.61	(4.43)	206,664	0.61	0.61	1.48	233
2021	13.62	0.08	(0.17)	(0.09)	(0.09)	(0.01)	(0.10)	13.43	(0.65)	237,602	0.61	0.61	0.58	304
2020	13.40	0.16	0.26	0.42	(0.20)	—	(0.20)	13.62	3.16	240,682	0.62	0.62	1.17	220
2019	13.21	0.29	0.20	0.49	(0.30)	—	(0.30)	13.40	3.71	232,967	0.62	0.62	2.16	525

Medium-Duration Bond Fund
Institutional Class
2023	$12.55	$0.51	$ 0.27	$ 0.78	$(0.46)	$ —	$(0.46)	$12.87	6.37%	$2,071,217	0.38%	0.38%	4.03%	414%
2022	15.04	0.35	(2.55)	(2.20)	(0.29)	—	(0.29)	12.55	(14.68)	1,672,089	0.38	0.38	2.63	366
2021	15.65	0.24	(0.56)	(0.32)	(0.27)	(0.02)	(0.29)	15.04	(2.01)	1,950,666	0.36	0.36	1.60	347
2020	15.05	0.33	1.03	1.36	(0.37)	(0.39)	(0.76)	15.65	9.13	1,694,858	0.38	0.38	2.12	444
2019	14.28	0.43	0.96	1.39	(0.42)	(0.20)	(0.62)	15.05	9.81	1,476,286	0.39	0.39	2.90	433
Investor Class
2023	$12.56	$0.47	$ 0.27	$ 0.74	$(0.43)	$ —	$(0.43)	$12.87	6.01%	$ 390,068	0.66%	0.66%	3.75%	414%
2022	15.05	0.31	(2.55)	(2.24)	(0.25)	—	(0.25)	12.56	(14.89)	338,175	0.65	0.65	2.35	366
2021	15.66	0.20	(0.56)	(0.36)	(0.23)	(0.02)	(0.25)	15.05	(2.27)	458,302	0.62	0.62	1.33	347
2020	15.06	0.29	1.02	1.31	(0.32)	(0.39)	(0.71)	15.66	8.84	421,106	0.65	0.65	1.84	444
2019	14.28	0.39	0.97	1.36	(0.38)	(0.20)	(0.58)	15.06	9.58	307,912	0.65	0.65	2.63	433

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	The ratio for the Low-Duration Bond Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.00% for 2023.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of capital	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Global Bond Fund
Institutional Class
2023	$ 8.35	$0.33	$ 0.17	$ 0.50	$(0.12)	$ —	$ —	$(0.12)	$ 8.73	6.02%	$466,381	0.57%	0.57%	3.92%	48%
2022	9.77	0.26	(1.56)	(1.30)	(0.10)	(0.01)	(0.01)	(0.12)	8.35	(13.37)	433,956	0.57	0.57	3.04	59
2021	10.38	0.27	(0.51)	(0.24)	(0.21)	(0.16)	—	(0.37)	9.77	(2.31)	502,292	0.56	0.56	2.69	57
2020	10.01	0.29	0.23	0.52	(0.07)	(0.08)	—	(0.15)	10.38	5.28	460,852	0.56	0.56	2.91	95
2019	9.32	0.42	0.62	1.04	(0.35)	—	—	(0.35)	10.01	11.31	486,865	0.54	0.54	4.30	59
Investor Class
2023	$ 8.31	$0.30	$ 0.17	$ 0.47	$(0.10)	$ —	$ —	$(0.10)	$ 8.68	5.64%	$110,665	0.88%	0.88%	3.61%	48%
2022	9.73	0.24	(1.56)	(1.32)	(0.08)	(0.01)	(0.01)	(0.10)	8.31	(13.62)	98,071	0.86	0.86	2.74	59
2021	10.34	0.24	(0.50)	(0.26)	(0.19)	(0.16)	—	(0.35)	9.73	(2.53)	120,702	0.85	0.85	2.40	57
2020	10.00	0.26	0.22	0.48	(0.06)	(0.08)	—	(0.14)	10.34	4.93	117,947	0.85	0.85	2.64	95
2019	9.31	0.40	0.62	1.02	(0.33)	—	—	(0.33)	10.00	11.03	123,225	0.82	0.82	4.02	59

Impact Bond Fund
Institutional Class
2023(1)	$10.00	$0.40	$(0.16)	$ 0.24	$(0.38)	$ —	$ —	$(0.38)	$ 9.86	2.53%	$ 64,778	0.50%	0.85%	4.46%	122%
Investor Class
2023(1)	$10.00	$0.38	$(0.17)	$ 0.21	$(0.35)	$ —	$ —	$(0.35)	$ 9.86	2.28%	$ 17,129	0.79%	1.41%	4.20%	122%

#	Calculated using the average shares outstanding method.
(1)	For the period January 27, 2023 (commencement of operations) through December 31, 2023. All ratios for the period have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

Defensive Market Strategies® Fund (Unaudited)
The Fund combines multiple investment strategies that in aggregate seek to provide long-term capital appreciation with reduced volatility compared to the U.S. equity markets. For 2023, the Investor Class of the Fund underperformed its composite benchmark of 50% S&P 500® Index and 50% Bloomberg 1-3 Month US Treasury Bill Index (11.15% (net of fees) versus 15.55%).
In a strong year for U.S. equities, the Fund lagged the S&P 500® Index by 4.40%, net of fees. The Fund’s relative underperformance to the S&P 500® Index was due to the Fund’s intentional and materially lower market sensitivity and volatility. The Fund allocated its assets among three principal investment strategies – long-only equity, options equity and convertible bond. For the calendar year of 2023, these investment strategies contributed negatively to Fund returns. The short portion of the option strategy did post positive relative performance at the Fund level, with its performance emanating from strong equity premium.
The derivative exposures overall contributed 9.85% to Fund performance for the year. The main source of the contribution was from the put option premiums collected.
This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of equities at a slightly lower risk level than an all-equity portfolio. In addition to the interest and credit rate risks associated with fixed income securities, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed income securities decrease and vice versa. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. To the extent that the investment adviser or sub-adviser misjudge current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security, less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect leverages the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. It is possible to lose money by investing in the Fund.
See Notes to Financial Statements.

Defensive Market Strategies® Fund (Unaudited)
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Treasury Obligations	48.0
Corporate Bonds	19.9
Money Market Funds	8.7
Purchased Options	5.0
Health Care	3.2
Information Technology	3.0
Financials	2.8
Consumer Staples	2.5
Industrials	1.7
Foreign Bonds	1.4
Utilities	1.0
Communication Services	0.9
Energy	0.8
Consumer Discretionary	0.7
Materials	0.6
Equity-Linked Securities	0.4
Real Estate	0.3
Master Limited Partnership	0.1
Written Options	(0.2)
100.8
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	11.43%	11.15%	15.55%
Five Year	7.91%	7.62%	9.04%
Ten Year	7.48%	7.20%	6.82%
Since Inception	8.45%	8.17%	7.56%
Inception Date	09/01/11	09/01/11
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	0.69%	0.96%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

See Notes to Financial Statements.

Defensive Market Strategies® Fund (Unaudited)

Investor Class*
Benchmark Index**
S&P 500® Index
Bloomberg 1-3 Month US Treasury Bill Index
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
$31,149
$20,048
$19,342
$11,300

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The Benchmark Index is 50% S&P 500® Index and 50% Bloomberg 1-3 Month US Treasury Bill Index. The weightings of the Benchmark Index were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
COMMON STOCKS — 15.0%
Communication Services — 0.9%
Alphabet, Inc. Class A*	6,931	$ 968,191
Alphabet, Inc. Class C*	5,798	817,112
AT&T, Inc.	15,512	260,291
Charter Communications, Inc. Class AΔ*	870	338,152
Comcast Corporation Class A	16,183	709,625
Electronic Arts, Inc.	2,875	393,329
Fox Corporation Class A	923	27,385
Fox Corporation Class B	2,914	80,572
Liberty Broadband Corporation*	1,812	146,029
Meta Platforms, Inc. Class A*	3,228	1,142,583
Netflix, Inc.*	504	245,388
Omnicom Group, Inc.	8,928	772,361
Roku, Inc.*	1,020	93,493
Sirius XM Holdings, Inc.Δ	22,135	121,078
Snap, Inc. Class A*	8,207	138,945
Take-Two Interactive Software, Inc.*	1,093	175,918
T-Mobile US, Inc.	6,008	963,263
Verizon Communications, Inc.	109,296	4,120,459
Walt Disney Co. (The)	10,099	911,839
ZoomInfo Technologies, Inc.*	2,492	46,077
		12,472,090
Consumer Discretionary — 0.7%
Amazon.com, Inc.*	14,285	2,170,463
Booking Holdings, Inc.*	35	124,153
Domino’s Pizza, Inc.	236	97,286
Ford Motor Co.	8,917	108,698
Genuine Parts Co.	2,075	287,387
Home Depot, Inc. (The)	3,198	1,108,267
Lear Corporation	613	86,562
Lowe’s Cos., Inc.	807	179,598
McDonald’s Corporation	8,625	2,557,399
NIKE, Inc. Class B	1,650	179,141
O’Reilly Automotive, Inc.*	478	454,138
Pool Corporation	306	122,005
Rivian Automotive, Inc. Class A*	3,329	78,098
Service Corporation International	844	57,772
Starbucks Corporation	1,362	130,766
Tesla, Inc.*	4,871	1,210,346
TJX Cos., Inc. (The)	1,799	168,764
Tractor Supply Co.	593	127,513
Yum! Brands, Inc.	2,109	275,562
		9,523,918
Consumer Staples — 2.2%
Church & Dwight Co., Inc.	1,296	122,550
Clorox Co. (The)	800	114,072
Coca-Cola Co. (The)	9,068	534,377
Colgate-Palmolive Co.	49,427	3,939,826
Costco Wholesale Corporation	636	419,811
Dollar General Corporation	2,829	384,602
Dollar Tree, Inc.*	882	125,288
General Mills, Inc.	9,092	592,253
Hershey Co. (The)	8,717	1,625,197
Hormel Foods Corporation	1,816	58,312
J.M. Smucker Co. (The)	523	66,097
	Shares	Value
Kellanova	4,024	$ 224,982
Kenvue, Inc.	77,036	1,658,585
Kimberly-Clark Corporation	25,167	3,058,042
Kroger Co. (The)	1,546	70,668
McCormick & Co., Inc. (Non-Voting Shares)	1,680	114,946
Mondelez International, Inc. Class A	53,853	3,900,573
PepsiCo, Inc.	22,358	3,797,283
Procter & Gamble Co. (The)	33,793	4,952,026
Target Corporation	1,296	184,576
Tyson Foods, Inc. Class A	2,036	109,435
Walmart, Inc.	27,755	4,375,576
WK Kellogg Co.	473	6,215
		30,435,292
Energy — 0.7%
Baker Hughes Co.	35,314	1,207,033
Chevron Corporation	21,029	3,136,686
ConocoPhillips	2,061	239,220
Coterra Energy, Inc.	9,999	255,174
EOG Resources, Inc.	3,650	441,467
EQT Corporation	2,139	82,694
Exxon Mobil Corporation	37,981	3,797,340
Pioneer Natural Resources Co.	1,643	369,478
		9,529,092
Financials — 2.6%
Aflac, Inc.	10,214	842,655
Allstate Corporation (The)	14,228	1,991,635
American Express Co.	716	134,135
Arch Capital Group, Ltd.*	1,656	122,991
Arthur J. Gallagher & Co.	3,010	676,889
Bank of America Corporation	8,271	278,484
Bank of New York Mellon Corporation (The)	14,917	776,430
Berkshire Hathaway, Inc. Class B*	18,257	6,511,542
BlackRock, Inc.	1,673	1,358,141
Capitol Federal Financial, Inc.Δ	99,113	639,279
Cboe Global Markets, Inc.	1,124	200,701
Charles Schwab Corporation (The)	19,139	1,316,763
Cincinnati Financial Corporation	1,282	132,636
Citigroup, Inc.	2,684	138,065
CME Group, Inc.	4,606	970,023
Commerce Bancshares, Inc.	9,930	530,343
Cullen/Frost Bankers, Inc.	843	91,457
Everest Group, Ltd.	334	118,096
First Citizens BancShares, Inc. Class A	115	163,181
First Horizon Corporation	9,110	128,997
Fiserv, Inc.*	5,266	699,535
Intercontinental Exchange, Inc.	5,727	735,519
Jack Henry & Associates, Inc.	605	98,863
JPMorgan Chase & Co.	16,688	2,838,629
M&T Bank Corporation	1,866	255,791
Markel Corporation*	119	168,968
MarketAxess Holdings, Inc.	301	88,148
Marsh & McLennan Cos., Inc.	15,295	2,897,944
Mastercard, Inc. Class A	1,470	626,970
Morgan Stanley	1,573	146,682

See Notes to Financial Statements.

	Shares	Value
Nasdaq, Inc.	2,512	$ 146,048
Northern Trust Corporation	8,365	705,839
PayPal Holdings, Inc.*	604	37,092
PNC Financial Services Group, Inc. (The)	5,147	797,013
Progressive Corporation (The)	6,890	1,097,439
Regions Financial Corporation	3,781	73,276
Reinsurance Group of America, Inc.	5,472	885,260
S&P Global, Inc.	365	160,790
T. Rowe Price Group, Inc.	13,891	1,495,922
Travelers Cos., Inc. (The)	3,886	740,244
Truist Financial Corporation	10,902	402,502
U.S. Bancorp	14,049	608,041
Visa, Inc. Class AΔ	9,443	2,458,485
W.R. Berkley Corporation	1,276	90,239
Wells Fargo & Co.	4,791	235,813
		35,613,495
Health Care — 2.2%
Abbott Laboratories	7,086	779,956
Amgen, Inc.	3,076	885,950
Becton, Dickinson and Co.	21,127	5,151,396
Bio-Rad Laboratories, Inc. Class A*	272	87,826
Bristol-Myers Squibb Co.	51,439	2,639,335
CVS Health Corporation	8,651	683,083
Danaher Corporation	5,510	1,274,683
Eli Lilly and Co.	7,267	4,236,080
Fortrea Holdings, Inc.*	4,199	146,545
Gilead Sciences, Inc.	4,661	377,588
Henry Schein, Inc.*	5,600	423,976
Hologic, Inc.*	9,830	702,353
Incyte Corporation*	11,173	701,553
Laboratory Corporation of America Holdings	3,093	703,008
Neurocrine Biosciences, Inc.*	3,578	471,437
Quest Diagnostics, Inc.	11,235	1,549,082
Regeneron Pharmaceuticals, Inc.*	1,318	1,157,586
Revvity, Inc.	2,270	248,134
Thermo Fisher Scientific, Inc.	3,719	1,974,008
UnitedHealth Group, Inc.	6,755	3,556,305
Vertex Pharmaceuticals, Inc.*	2,835	1,153,533
Zimmer Biomet Holdings, Inc.	13,895	1,691,021
		30,594,438
Industrials — 1.6%
3M Co.	11,179	1,222,088
AGCO Corporation	905	109,876
Automatic Data Processing, Inc.	15,083	3,513,886
Boeing Co. (The)*	415	108,174
Booz Allen Hamilton Holding Corporation	881	112,689
Caterpillar, Inc.	530	156,705
Cummins, Inc.	1,440	344,981
Deere & Co.	353	141,154
Emerson Electric Co.	846	82,341
Expeditors International of Washington, Inc.	781	99,343
	Shares	Value
Fastenal Co.	5,191	$ 336,221
General Dynamics Corporation	2,515	653,070
General Electric Co.	4,647	593,097
J.B. Hunt Transport Services, Inc.	713	142,415
L3Harris Technologies, Inc.	1,631	343,521
Leidos Holdings, Inc.	365	39,508
Lockheed Martin Corporation	2,822	1,279,043
Norfolk Southern Corporation	13,881	3,281,191
Northrop Grumman Corporation	1,313	614,668
Old Dominion Freight Line, Inc.	667	270,355
Paychex, Inc.	3,127	372,457
Republic Services, Inc.	9,045	1,491,611
Rollins, Inc.	2,452	107,079
RTX Corporation	37,873	3,186,634
Southwest Airlines Co.	7,555	218,188
Union Pacific Corporation	1,487	365,237
United Parcel Service, Inc. Class B	13,632	2,143,359
Veralto Corporation	1,226	100,851
W.W. Grainger, Inc.	175	145,021
Waste Management, Inc.	3,795	679,684
Watsco, Inc.	248	106,261
		22,360,708
Information Technology — 2.7%
Adobe, Inc.*	550	328,130
Advanced Micro Devices, Inc.*	1,588	234,087
Akamai Technologies, Inc.*	565	66,868
Amdocs, Ltd.	1,390	122,167
Amphenol Corporation Class A	3,980	394,537
ANSYS, Inc.*	445	161,482
Apple, Inc.	29,732	5,724,302
Broadcom, Inc.	605	675,331
CDW Corporation	746	169,581
Cisco Systems, Inc.	82,713	4,178,661
Cognizant Technology Solutions Corporation Class A	1,842	139,126
Corning, Inc.	82,662	2,517,058
Fair Isaac Corporation*	177	206,030
First Solar, Inc.*	424	73,047
Intel Corporation	38,158	1,917,439
International Business Machines Corporation	2,593	424,085
Keysight Technologies, Inc.*	1,984	315,635
Micron Technology, Inc.	8,031	685,365
Microsoft Corporation	30,405	11,433,496
Motorola Solutions, Inc.	1,458	456,485
NVIDIA Corporation	2,948	1,459,909
Oracle Corporation	17,402	1,834,693
QUALCOMM, Inc.	1,790	258,888
Roper Technologies, Inc.	1,017	554,438
Salesforce, Inc.*	1,222	321,557
Texas Instruments, Inc.	14,546	2,479,511
Twilio, Inc. Class A*	928	70,407
VeriSign, Inc.*	657	135,316
Workday, Inc. Class A*	1,619	446,941
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Zoom Video Communications, Inc. Class A*	1,360	$ 97,798
		37,882,370
Materials — 0.2%
Ball Corporation	2,078	119,527
Corteva, Inc.	4,525	216,838
Dow, Inc.	3,650	200,166
Newmont Corporation	7,568	313,239
Packaging Corporation of America	10,405	1,695,079
		2,544,849
Real Estate — 0.3%
American Tower Corporation REIT	6,261	1,351,625
Equinix, Inc. REIT	703	566,189
Prologis, Inc. REIT	1,365	181,955
Public Storage REIT	5,501	1,677,805
SBA Communications Corporation REIT	593	150,438
		3,928,012
Utilities — 0.9%
American Water Works Co., Inc.	1,057	139,514
Atmos Energy Corporation	30,888	3,579,919
Consolidated Edison, Inc.	4,492	408,637
Dominion Energy, Inc.	9,713	456,511
Duke Energy Corporation	20,368	1,976,511
Essential Utilities, Inc.	1,601	59,797
Eversource Energy	18,104	1,117,379
NextEra Energy, Inc.	3,785	229,901
ONE Gas, Inc.Δ	32,119	2,046,623
Southern Co. (The)	3,294	230,975
Spire, Inc.	34,565	2,154,782
WEC Energy Group, Inc.	4,564	384,152
		12,784,701
Total Common Stocks (Cost $199,533,455)		207,668,965
FOREIGN COMMON STOCKS — 2.4%
Canada — 0.0%
BCE, Inc.Δ	14,345	564,793
France — 0.3%
Legrand SA	6,181	643,667
Sanofi SA	22,596	2,245,427
TotalEnergies SE	16,011	1,088,732
		3,977,826
Ireland — 1.1%
Accenture PLC Class A	7,127	2,500,936
Aon PLC Class A	2,096	609,978
CRH PLC	5,114	353,684
Linde PLC	10,645	4,372,008
Medtronic PLC	81,183	6,687,855
Willis Towers Watson PLC	1,063	256,396
		14,780,857
Jersey — 0.1%
Amcor PLC	75,880	731,483
	Shares	Value
Netherlands — 0.1%
Akzo Nobel NV	11,023	$ 912,779
Koninklijke Ahold Delhaize NV	33,806	972,648
		1,885,427
Sweden — 0.0%
Assa Abloy AB, B Shares	16,399	472,606
Switzerland — 0.6%
Chubb, Ltd.	8,639	1,952,414
Nestle SA	8,691	1,007,460
Novartis AG	14,336	1,448,086
Roche Holding AG	9,094	2,643,567
TE Connectivity, Ltd.	8,710	1,223,755
		8,275,282
United Kingdom — 0.2%
Bunzl PLC	14,817	602,097
Unilever PLC	49,392	2,393,905
		2,996,002
Total Foreign Common Stocks (Cost $33,135,198)		33,684,276
PREFERRED STOCKS — 0.1%
Bank of America Corporation
7.25% CONV	360	433,901
NextEra Energy, Inc.
6.93% CONV	20,505	781,650
Total Preferred Stocks (Cost $1,396,451)		1,215,551
MASTER LIMITED PARTNERSHIP — 0.1%
AllianceBernstein Holding LP (Cost $1,146,195)	32,348	1,003,758

	Par
CORPORATE BONDS — 19.9%
Advanced Energy Industries, Inc.
2.50%, 09/15/28 144A CONVΔ	$1,301,000	1,375,808
Akamai Technologies, Inc.
0.13%, 05/01/25 CONV	634,000	808,350
0.38%, 09/01/27 CONVΔ	5,419,000	6,061,151
1.13%, 02/15/29 144A CONV	1,254,000	1,362,471
Alnylam Pharmaceuticals, Inc.
1.00%, 09/15/27 CONVΔ	3,409,000	3,366,387
Altair Engineering, Inc.
1.75%, 06/15/27 CONV	1,148,000	1,489,530
Amphastar Pharmaceuticals, Inc.
2.00%, 03/15/29 144A CONVΔ	1,404,000	1,709,370
Array Technologies, Inc.
1.00%, 12/01/28 CONV	583,000	575,567

See Notes to Financial Statements.

	Par	Value
Axon Enterprise, Inc.
0.50%, 12/15/27 CONV	$2,271,000	$2,873,950
Bank of America Corporation
(Variable, CME Term SOFR 3M + 4.81%), 6.30%, 03/10/26ρΔ^	1,278,000	1,288,177
Bank of New York Mellon Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.36%), 4.70%, 09/20/25ρ^	1,660,000	1,622,237
Bentley Systems, Inc.
0.13%, 01/15/26 CONV	1,349,000	1,339,692
0.38%, 07/01/27 CONV	2,305,000	2,073,348
BioMarin Pharmaceutical, Inc.
1.25%, 05/15/27 CONVΔ	2,016,000	2,080,310
Blackline, Inc.
0.13%, 08/01/24 CONV	2,718,000	2,787,581
0.00%, 03/15/26 CONV»	2,079,000	1,855,508
Bloom Energy Corporation
3.00%, 06/01/28 144A CONV	927,000	991,890
Booking Holdings, Inc.
0.75%, 05/01/25 CONV	219,000	413,647
Box, Inc.
0.00%, 01/15/26 CONV»	1,997,000	2,238,637
Bridgebio Pharma, Inc.
2.50%, 03/15/27 CONV	750,000	907,875
Burlington Stores, Inc.
2.25%, 04/15/25 CONV	1,947,000	2,112,495
Ceridian HCM Holding, Inc.
0.25%, 03/15/26 CONV	1,933,000	1,744,533
Charles Schwab Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.97%), 5.38%, 06/01/25ρ^	2,260,000	2,235,271
Chefs' Warehouse, Inc. (The)
2.38%, 12/15/28 CONV	2,179,000	2,079,239
CMS Energy Corporation
3.38%, 05/01/28 144A CONV	1,281,000	1,273,314
CONMED Corporation
2.25%, 06/15/27 CONV	3,649,000	3,665,056
Cracker Barrel Old Country Store, Inc.
0.63%, 06/15/26 CONV	1,549,000	1,341,899
CSG Systems International, Inc.
3.88%, 09/15/28 144A CONV	1,379,000	1,391,963
Cytokinetics, Inc.
3.50%, 07/01/27 CONV	1,274,000	2,242,240
Datadog, Inc.
0.13%, 06/15/25 CONV	2,657,000	3,722,457
	Par	Value
Dexcom, Inc.
0.25%, 11/15/25 CONV	$2,718,000	$2,851,182
0.38%, 05/15/28 144A CONV	3,334,000	3,430,686
DigitalOcean Holdings, Inc.
0.00%, 12/01/26 CONV»	6,913,000	5,733,642
Dropbox, Inc.
0.00%, 03/01/26 CONV»	2,186,000	2,155,396
0.00%, 03/01/28 CONVΔ»	2,740,000	2,770,825
Enphase Energy, Inc.
0.00%, 03/01/26 CONV»	738,000	676,008
0.00%, 03/01/28 CONV»	1,128,000	1,008,883
Envestnet, Inc.
2.63%, 12/01/27 CONVΔ	3,928,000	3,893,630
Envista Holdings Corporation
1.75%, 08/15/28 144A CONV	1,089,000	996,435
Etsy, Inc.
0.13%, 10/01/26 CONV	3,173,000	3,663,228
Exact Sciences Corporation
0.38%, 03/15/27 CONV	5,296,000	5,150,360
2.00%, 03/01/30 144A CONV	1,221,000	1,470,695
FirstEnergy Corporation
4.00%, 05/01/26 144A CONV	4,619,000	4,598,214
Five9, Inc.
0.50%, 06/01/25 CONV	2,391,000	2,290,578
Ford Motor Co.
0.00%, 03/15/26 CONV»	7,119,000	7,119,000
Goldman Sachs Group, Inc. (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.62%), 5.50%, 08/10/24ρ^	194,000	191,943
Greenbrier Cos., Inc. (The)
2.88%, 04/15/28 CONV	2,440,000	2,405,840
Halozyme Therapeutics, Inc.
0.25%, 03/01/27 CONV	1,778,000	1,545,793
1.00%, 08/15/28 CONV	1,709,000	1,591,934
Insmed, Inc.
0.75%, 06/01/28 CONV	1,332,000	1,527,804
Insulet Corporation
0.38%, 09/01/26 CONV	2,290,000	2,642,660
Integer Holdings Corporation
2.13%, 02/15/28 144A CONV	1,276,000	1,634,556
Integra LifeSciences Holdings Corporation
0.50%, 08/15/25 CONVΔ	798,000	753,312
InterDigital, Inc.
3.50%, 06/01/27 CONV	1,219,000	1,791,199
Ionis Pharmaceuticals, Inc.
0.00%, 04/01/26 CONV»	2,881,000	3,045,217
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Ironwood Pharmaceuticals, Inc.
0.75%, 06/15/24 CONV	$4,246,000	$4,468,915
Itron, Inc.
0.00%, 03/15/26 CONV»	1,609,000	1,489,290
Jamf Holding Corporation
0.13%, 09/01/26 CONV	1,286,000	1,102,745
Jazz Investments I, Ltd.
2.00%, 06/15/26 CONV	2,850,000	2,888,475
JetBlue Airways Corporation
0.50%, 04/01/26 CONV	1,454,000	1,054,139
John Bean Technologies Corporation
0.25%, 05/15/26 CONV	3,139,000	2,848,329
JPMorgan Chase & Co.
(Variable, CME Term SOFR 3M + 3.38%), 5.00%, 08/01/24ρ^	1,303,000	1,279,908
Lantheus Holdings, Inc.
2.63%, 12/15/27 CONV	1,435,000	1,615,236
LCI Industries
1.13%, 05/15/26 CONV	2,742,000	2,694,015
Liberty Media Corporation
3.75%, 03/15/28 144A CONV	2,189,000	2,623,517
Liberty Media Corporation-Liberty Formula One
2.25%, 08/15/27 CONV	2,283,000	2,327,351
Live Nation Entertainment, Inc.
2.00%, 02/15/25 CONV	2,510,000	2,652,819
3.13%, 01/15/29 144A CONVΔ	3,599,000	4,096,022
Lumentum Holdings, Inc.
0.25%, 03/15/24 CONV	1,160,000	1,167,308
0.50%, 12/15/26 CONVΔ	2,361,000	2,115,456
M&T Bank Corporation
(Variable, CME Term SOFR 3M + 3.87%), 6.45%, 02/15/24ρ^	270,000	268,271
MACOM Technology Solutions Holdings, Inc.
0.25%, 03/15/26 CONV	1,987,000	2,453,945
Marriott Vacations Worldwide Corporation
0.00%, 01/15/26 CONV»	2,871,000	2,535,093
3.25%, 12/15/27 CONVΔ	740,000	658,230
Merit Medical Systems, Inc.
3.00%, 02/01/29 144A CONV	1,714,000	1,905,111
Microchip Technology, Inc.
0.13%, 11/15/24 CONVΔ	4,391,000	4,819,122
	Par	Value
MicroStrategy, Inc.
0.75%, 12/15/25 CONV	$1,665,000	$2,757,739
NCL Corporation, Ltd.
1.13%, 02/15/27 CONV	4,808,000	4,414,225
NRG Energy, Inc.
2.75%, 06/01/48 CONV	1,885,000	2,431,650
NuVasive, Inc.
0.38%, 03/15/25 CONV	1,502,000	1,385,595
Okta, Inc.
0.38%, 06/15/26 CONV	2,137,000	1,899,793
ON Semiconductor Corporation
0.50%, 03/01/29 144A CONV	3,567,000	3,807,772
Patrick Industries, Inc.
1.75%, 12/01/28 CONV	1,382,000	1,575,480
Peloton Interactive, Inc.
0.00%, 02/15/26 CONV»	1,677,000	1,306,185
Perficient, Inc.
0.13%, 11/15/26 CONV	1,473,000	1,227,156
Post Holdings, Inc.
2.50%, 08/15/27 CONV	2,796,000	2,839,338
Rapid7, Inc.
0.25%, 03/15/27 CONV	3,841,000	3,468,903
1.25%, 03/15/29 144A CONV	1,138,000	1,270,349
Rivian Automotive, Inc.
4.63%, 03/15/29 144A CONV	3,067,000	4,321,403
3.63%, 10/15/30 144A CONV	2,617,000	3,227,023
Sabre GLBL, Inc.
4.00%, 04/15/25 CONV	1,406,000	1,386,738
Sarepta Therapeutics, Inc.
1.25%, 09/15/27 CONV	2,693,000	2,738,512
Seagate HDD Cayman
3.50%, 06/01/28 144A CONVΔ	3,985,000	4,827,827
Shift4 Payments, Inc.
0.00%, 12/15/25 CONVΔ»	1,681,000	1,873,306
0.50%, 08/01/27 CONV	1,129,000	1,057,760
Shockwave Medical, Inc.
1.00%, 08/15/28 144A CONV	1,128,000	1,103,748
Snap, Inc.
0.75%, 08/01/26 CONV	2,671,000	2,849,289
Southwest Airlines Co.
1.25%, 05/01/25 CONVΔ	6,385,000	6,475,986
Spirit Airlines, Inc.
1.00%, 05/15/26 CONV	2,888,000	2,015,824
Stride, Inc.
1.13%, 09/01/27 CONV	1,084,000	1,377,764
Tetra Tech, Inc.
2.25%, 08/15/28 144A CONV	2,143,000	2,256,793
TransMedics Group, Inc.
1.50%, 06/01/28 144A CONV	621,000	704,090

See Notes to Financial Statements.

	Par	Value
Truist Financial Corporation
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.61%), 4.95%, 09/01/25ρΔ^	$2,303,000	$ 2,210,720
Uber Technologies, Inc.
0.00%, 12/15/25 CONV»	683,000	697,930
0.88%, 12/01/28 144A CONV	1,775,000	1,939,188
Varonis Systems, Inc.
1.25%, 08/15/25 CONV	370,000	566,840
Ventas Realty LP REIT
3.75%, 06/01/26 144A CONV	2,287,000	2,424,220
Verint Systems, Inc.
0.25%, 04/15/26 CONV	3,087,000	2,726,207
Wayfair, Inc.
1.00%, 08/15/26 CONV	1,725,000	1,514,550
3.25%, 09/15/27 CONVΔ	1,851,000	2,288,391
Western Digital Corporation
3.00%, 11/15/28 144A CONV	3,537,000	4,334,593
Winnebago Industries, Inc.
1.50%, 04/01/25 CONV	1,564,000	1,965,166
Wolfspeed, Inc.
1.88%, 12/01/29 CONV	2,658,000	1,821,395
Workiva, Inc.
1.25%, 08/15/28 144A CONVΔ	1,833,000	1,857,746
Ziff Davis, Inc.
1.75%, 11/01/26 CONV	3,836,000	3,644,200
Zillow Group, Inc.
0.75%, 09/01/24 CONV	2,012,000	2,723,242
2.75%, 05/15/25 CONVΔ	2,466,000	2,721,971
1.38%, 09/01/26 CONV	843,000	1,157,439
Zscaler, Inc.
0.13%, 07/01/25 CONV	2,816,000	4,281,728
Total Corporate Bonds (Cost $262,406,718)		274,508,044
FOREIGN BONDS — 1.4%
Canada — 0.2%
IMAX Corporation
0.50%, 04/01/26 CONV	3,492,000	3,116,610
China — 0.2%
NIO, Inc.
3.88%, 10/15/29 144A CONV	2,700,000	2,878,200
Israel — 0.4%
CyberArk Software, Ltd.
0.00%, 11/15/24 CONV»	1,636,000	2,324,756
Nice, Ltd.
0.00%, 09/15/25 CONV»	2,828,000	2,689,428
		5,014,184
Jersey — 0.1%
Novocure, Ltd.
0.00%, 11/01/25 CONV»	1,596,000	1,385,488
Netherlands — 0.5%
QIAGEN NV
0.00%, 12/17/27 CONV»	2,600,000	2,355,136
	Par	Value
STMicroelectronics NV
0.00%, 08/04/25 CONV»	$3,200,000	$ 3,878,538
		6,233,674
United Kingdom — 0.0%
Barclays Bank PLC
0.00%, 02/04/25 CONV†††»	359,000	682,157
Total Foreign Bonds (Cost $18,508,897)		19,310,313

	Shares
EQUITY-LINKED SECURITIES — 0.4%
Analog Devices, Inc., Issued by JPMorgan Chase Bank National Association, Maturity Date 02/20/2024†††	1,895	347,827
Applied Materials, Inc., Issued by Merrill Lynch International & Co. CV, Maturity Date 03/20/2024†††	2,398	337,902
Aptiv PLC, Issued by JPMorgan Chase Bank National Association, Maturity Date 05/21/2024†††	3,620	292,677
Automatic Data Processing, Inc., Issued by Citigroup Global Markets Holdings, Inc., Maturity 01/24/2024 144A†††	1,681	401,137
Berkshire Hathaway, Inc. Class B, Issued by UBS AG, Maturity Date 03/20/2024 144A†††	1,148	420,363
Berkshire Hathaway, Inc., Issued by Citigroup Global Markets Holdings, Inc., Maturity Date 01/24/2024 144A†††	1,148	398,574
Berkshire Hathaway, Inc., Issued by Citigroup Global Markets Holdings, Inc., Maturity Date 02/07/2024 144A†††	1,372	485,016
Deere & Co., Issued by JPMorgan Chase Bank National Association, Maturity Date 05/03/2024†††	1,062	406,284
Johnson Controls International PLC, Issued by JPMorgan Chase Bank National Association, Maturity Date 05/03/2024†††	7,918	412,369
Linde PLC, Issued by Merrill Lynch International & Co. CV, Maturity Date 01/03/2024†††	1,045	402,889
Masco Corporation, Issued by Royal Bank of Canada, Maturity Date 04/24/2024 144A†††	6,853	361,085
Target Corporation, Issued by Merrill Lynch International & Co. CV, Maturity Date 01/03/2024†††	2,816	389,650
Teradyne, Inc., Issued by UBS AG, Maturity Date 04/24/2024 144A†††	3,884	348,434
Total Equity-Linked Securities (Cost $4,872,026)		5,004,207
MONEY MARKET FUNDS — 8.7%
Northern Institutional Liquid Assets Portfolio (Shares), 5.40%Ø§	15,441,996	15,441,996
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	44,820,578	$ 44,820,578
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	59,833,927	59,833,927
Total Money Market Funds (Cost $120,096,501)		120,096,501

	Par
U.S. TREASURY OBLIGATIONS — 48.0%
U.S. Treasury Bill
5.24%, 02/08/24Ω‡‡	$141,400,000	140,634,940
U.S. Treasury Notes
0.25%, 03/15/24	95,300,000	94,351,660
0.25%, 06/15/24‡‡	97,900,000	95,764,371
0.38%, 09/15/24‡‡	96,800,000	93,747,952
1.00%, 12/15/24‡‡	94,700,000	91,326,843
1.13%, 02/28/27	81,000,000	74,249,473
0.75%, 01/31/28	84,000,000	74,130,000
		523,570,299
Total U.S. Treasury Obligations (Cost $678,910,570)		664,205,239

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 5.0%
Call Options — 5.0%
S&P 500®, Strike Price $4,510.00, Expires 02/28/29 (MSCS)	240	$114,475,920	30,460,117
S&P 500®, Strike Price $4,650.00, Expires 11/30/27 (MSCS)	390	186,023,370	39,186,227
Total Purchased Options (Premiums paid $64,369,404)			69,646,344
TOTAL INVESTMENTS — 101.0% (Cost $1,384,375,415)			1,396,343,198

WRITTEN OPTIONS — (0.2)%
Put Options — (0.2)%
S&P 500®, Strike Price $4,595.00, Expires 01/05/24 (MSCS)	(1)	(476,983)	(60)
S&P 500®, Strike Price $4,630.00, Expires 01/12/24 (MSCS)	(19)	(9,062,677)	(10,032)
S&P 500®, Strike Price $4,695.00, Expires 01/12/24 (MSCS)	(32)	(15,263,456)	(39,040)
S&P 500®, Strike Price $4,715.00, Expires 01/12/24 (MSCS)	(17)	(8,108,711)	(27,455)
	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $4,720.00, Expires 01/19/24 (MSCS)	(2)	$ (953,966)	$ (4,650)
S&P 500®, Strike Price $4,725.00, Expires 01/05/24 (MSCS)	(27)	(12,878,541)	(21,735)
S&P 500®, Strike Price $4,725.00, Expires 01/12/24 (MSCS)	(9)	(4,292,847)	(16,605)
S&P 500®, Strike Price $4,725.00, Expires 01/19/24 (MSCS)	(8)	(3,815,864)	(19,200)
S&P 500®, Strike Price $4,730.00, Expires 01/05/24 (MSCS)	(95)	(45,313,385)	(87,875)
S&P 500®, Strike Price $4,740.00, Expires 01/05/24 (MSCS)	(23)	(10,970,609)	(26,749)
S&P 500®, Strike Price $4,745.00, Expires 01/19/24 (MSCS)	(13)	(6,200,779)	(39,390)
S&P 500®, Strike Price $4,750.00, Expires 01/05/24 (MSCS)	(61)	(29,095,963)	(88,450)
S&P 500®, Strike Price $4,750.00, Expires 01/12/24 (MSCS)	(23)	(10,970,609)	(58,880)
S&P 500®, Strike Price $4,755.00, Expires 01/19/24 (MSCS)	(87)	(41,497,521)	(293,190)
S&P 500®, Strike Price $4,760.00, Expires 01/05/24 (MSCS)	(6)	(2,861,898)	(11,070)
S&P 500®, Strike Price $4,760.00, Expires 01/12/24 (MSCS)	(78)	(37,204,674)	(230,100)
S&P 500®, Strike Price $4,765.00, Expires 01/05/24 (MSCS)	(3)	(1,430,949)	(6,150)
S&P 500®, Strike Price $4,765.00, Expires 01/12/24 (MSCS)	(39)	(18,602,337)	(122,421)
S&P 500®, Strike Price $4,765.00, Expires 01/19/24 (MSCS)	(50)	(23,849,150)	(185,500)
S&P 500®, Strike Price $4,765.00, Expires 01/26/24 (MSCS)	(6)	(2,861,898)	(27,120)
S&P 500®, Strike Price $4,770.00, Expires 01/26/24 (MSCS)	(92)	(43,882,436)	(433,320)
S&P 500®, Strike Price $4,770.00, Expires 02/02/24 (MSCS)	(6)	(2,861,898)	(33,390)
S&P 500®, Strike Price $4,775.00, Expires 01/19/24 (MSCS)	(57)	(27,188,031)	(236,835)

See Notes to Financial Statements.

	Number ofContracts	NotionalAmount	Value
S&P 500®, Strike Price $4,780.00, Expires 01/26/24 (MSCS)	(73)	$(34,819,759)	$ (373,760)
S&P 500®, Strike Price $4,785.00, Expires 01/26/24 (MSCS)	(46)	(21,941,218)	(245,640)
Total Written Options (Premiums received $(3,413,348))			(2,638,617)
Liabilities in Excess of Other Assets — (0.8)%			(11,314,925)
NET ASSETS — 100.0%			$1,382,389,656
Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2024	133	$ 32,053,000	$ 336,811
10-Year U.S. Treasury Note	03/2024	110	12,417,969	391,875
U.S. Treasury Long Bond	03/2024	51	6,371,813	471,352
2-Year U.S. Treasury Note	03/2024	212	43,653,781	262,588
5-Year U.S. Treasury Note	03/2024	449	48,839,273	929,948
Total Futures Contracts outstanding at December 31, 2023			$143,335,836	$2,392,574
Forward Foreign Currency Contracts outstanding at December 31, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/28/24	Swiss Francs	114,171	U.S. Dollars	134,243	MSCS	$ 2,755
03/28/24	Swedish Kronor	265,879	U.S. Dollars	26,308	UBS	144
03/28/24	U.S. Dollars	10,230	Swedish Kronor	101,756	UBS	106
Subtotal Appreciation						$ 3,005
03/28/24	U.S. Dollars	514,538	British Pounds	405,919	GSC	$ (3,086)
03/28/24	U.S. Dollars	414,811	Swedish Kronor	4,213,447	UBS	(4,395)
03/28/24	U.S. Dollars	472,092	Canadian Dollars	631,366	GSC	(4,965)
03/28/24	U.S. Dollars	2,353,025	Euro	2,144,045	JPM	(22,358)
03/28/24	U.S. Dollars	2,353,025	Euro	2,144,045	MSCS	(22,358)
03/28/24	U.S. Dollars	2,352,607	Euro	2,144,045	MLIB	(22,776)
03/28/24	U.S. Dollars	4,396,253	Swiss Francs	3,776,073	MSCS	(134,802)
Subtotal Depreciation						$(214,740)
Total Forward Foreign Currency Contracts outstanding at December 31, 2023						$(211,735)
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 207,668,965	$207,668,965	$ —	$ —
Corporate Bonds	274,508,044	—	274,508,044	—
Equity-Linked Securities	5,004,207	—	—	5,004,207
Foreign Bonds:
United Kingdom	682,157	—	—	682,157
Other ^^	18,628,156	—	18,628,156	—
Total Foreign Bonds	19,310,313	—	18,628,156	682,157
Foreign Common Stocks:
Canada	564,793	564,793	—	—
Ireland	14,780,857	14,780,857	—	—
Jersey	731,483	731,483	—	—
Switzerland	8,275,282	3,176,169	5,099,113	—
Other ^^	9,331,861	—	9,331,861	—
Total Foreign Common Stocks	33,684,276	19,253,302	14,430,974	—
Master Limited Partnership	1,003,758	1,003,758	—	—
Money Market Funds	120,096,501	120,096,501	—	—
Preferred Stocks	1,215,551	1,215,551	—	—
Purchased Options:
Call Options	69,646,344	—	69,646,344	—
U.S. Treasury Obligations	664,205,239	—	664,205,239	—
Total Assets - Investments in Securities	$1,396,343,198	$349,238,077	$1,041,418,757	$5,686,364
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 3,005	$ —	$ 3,005	$ —
Futures Contracts	2,392,574	2,392,574	—	—
Total Assets - Other Financial Instruments	$ 2,395,579	$ 2,392,574	$ 3,005	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Written Options:
Put Options	$(2,638,617)	$(2,638,617)	$ —	$ —
Total Liabilities - Investments in Securities	$(2,638,617)	$(2,638,617)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (214,740)	$ —	$(214,740)	$ —
Total Liabilities - Other Financial Instruments	$ (214,740)	$ —	$(214,740)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forward Foreign Currency Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended December 31, 2023.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2023.
See Notes to Financial Statements.

Impact Equity Fund (Unaudited)
The Fund is actively managed and invests in a diversified portfolio of global equity securities, including companies in countries having economies and markets generally considered to be developed and equity securities of foreign companies located in emerging markets. The Fund is benchmarked to the MSCI ACWI (All Country World Index) Growth Index. Since its inception on January 27, 2023, the Investor Class of the Fund underperformed its benchmark (12.11% (net of fees) versus 21.05%).
On a sector basis, stock selection within the information technology and financials sectors was a drag. An underweight to the magnificent seven stocks (Apple, Alphabet, Microsoft, Amazon, Meta, Tesla and Nvidia) was a headwind and market returns were highly concentrated into this small subset of companies. An overweight to the insurance industry, which lagged, also detracted from performance.  Selection within consumer staples and industrials was additive. On a country basis, stock selection within the United States, Japan and Canada detracted from the Fund’s relative performance while an underweight to China was additive.
Derivatives were utilized in the Fund to provide market exposure for the cash positions. These derivative positions primarily included stock index futures. In aggregate, these positions detracted from performance.
During the year, the Fund remained focused on its objective of providing long-term capital appreciation by investing in a diversified mix of global equities with the intent of generating positive impact in line with the Adviser’s Christian values.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with global equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity.  Derivatives involve different risks from, and in some respects greater than, those risks associated with investing directly in securities, currencies or other instruments. The derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	31.0
Industrials	20.5
Financials	17.6
Health Care	8.0
Consumer Discretionary	5.3
Utilities	4.2
Communication Services	4.1
Money Market Funds	3.5
Real Estate	2.9
Materials	1.9
Consumer Staples	0.8
Energy	—**
99.8
**Rounds to less than 0.05%

See Notes to Financial Statements.

IMPACT EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
COMMON STOCKS — 52.2%
Communication Services — 2.3%
Alphabet, Inc. Class A*	989	$ 138,153
Alphabet, Inc. Class C*	588	82,867
Electronic Arts, Inc.	75	10,261
Netflix, Inc.*	177	86,178
T-Mobile US, Inc.	13,760	2,206,141
		2,523,600
Consumer Discretionary — 2.2%
Best Buy Co., Inc.	111	8,689
Chipotle Mexican Grill, Inc.*	6	13,722
Domino’s Pizza, Inc.	41	16,901
Genuine Parts Co.	132	18,282
Home Depot, Inc. (The)	3,561	1,234,065
LKQ Corporation	171	8,172
Lowe’s Cos., Inc.	319	70,993
NIKE, Inc. Class B	8,300	901,131
O’Reilly Automotive, Inc.*	36	34,203
Tractor Supply Co.	71	15,267
Ulta Beauty, Inc.*	52	25,480
		2,346,905
Consumer Staples — 0.6%
Clorox Co. (The)	32	4,563
Colgate-Palmolive Co.	305	24,312
Costco Wholesale Corporation	182	120,135
Estee Lauder Cos., Inc. (The) Class A	140	20,475
General Mills, Inc.	381	24,818
Kimberly-Clark Corporation	38	4,617
Kroger Co. (The)	249	11,382
McCormick & Co., Inc. (Non-Voting Shares)	5,219	357,084
Sysco Corporation	67	4,900
Target Corporation	174	24,781
Walmart, Inc.	602	94,905
		691,972
Financials — 10.1%
American Express Co.	119	22,293
Arthur J. Gallagher & Co.	27	6,072
BlackRock, Inc.	14	11,365
Brown & Brown, Inc.	90	6,400
CME Group, Inc.	145	30,537
LPL Financial Holdings, Inc.	67	15,251
MarketAxess Holdings, Inc.	31	9,078
Marsh & McLennan Cos., Inc.	12,273	2,325,365
Mastercard, Inc. Class A	6,042	2,576,973
Moody’s Corporation	76	29,683
Progressive Corporation (The)	17,794	2,834,228
S&P Global, Inc.	2,380	1,048,438
T. Rowe Price Group, Inc.	24	2,585
Travelers Cos., Inc. (The)	151	28,764
Walker & Dunlop, Inc.	18,398	2,042,362
		10,989,394
Health Care — 4.7%
Abbott Laboratories	449	49,421
Align Technology, Inc.*	35	9,590
	Shares	Value
Bristol-Myers Squibb Co.	475	$ 24,372
Cardinal Health, Inc.	199	20,059
Cigna Group (The)	120	35,934
CVS Health Corporation	332	26,215
Edwards Lifesciences Corporation*	257	19,596
Elevance Health, Inc.	99	46,684
Encompass Health Corporation	30,376	2,026,687
HCA Healthcare, Inc.	76	20,572
Humana, Inc.	5,712	2,615,011
Mettler-Toledo International, Inc.*	21	25,472
UnitedHealth Group, Inc.	352	185,318
		5,104,931
Industrials — 9.0%
3M Co.	218	23,832
Advanced Drainage Systems, Inc.	10,235	1,439,450
Booz Allen Hamilton Holding Corporation	156	19,954
Cintas Corporation	59	35,557
Core & Main, Inc. Class A*	23,799	961,718
Expeditors International of Washington, Inc.	46	5,851
Fastenal Co.	266	17,229
FedEx Corporation	79	19,985
Honeywell International, Inc.	106	22,229
Hubbell, Inc.	40	13,157
J.B. Hunt Transport Services, Inc.	27	5,393
Old Dominion Freight Line, Inc.	42	17,024
Parker-Hannifin Corporation	51	23,496
Paychex, Inc.	46	5,479
Rollins, Inc.	144	6,288
RTX Corporation	582	48,969
United Parcel Service, Inc. Class B	298	46,855
Waste Management, Inc.	82	14,686
Westinghouse Air Brake Technologies Corporation	29,971	3,803,320
Xylem, Inc.	27,715	3,169,487
		9,699,959
Information Technology — 20.4%
Adobe, Inc.*	185	110,371
Advanced Micro Devices, Inc.*	674	99,354
ANSYS, Inc.*	20	7,258
Apple, Inc.	325	62,572
Autodesk, Inc.*	8,039	1,957,336
Cadence Design Systems, Inc.*	6,876	1,872,816
Cisco Systems, Inc.	1,686	85,177
Fortinet, Inc.*	199	11,647
Intel Corporation	1,396	70,149
Intuit, Inc.	66	41,252
IPG Photonics Corporation*	10,321	1,120,241
Keysight Technologies, Inc.*	10,827	1,722,467
Lam Research Corporation	2,623	2,054,491
Microsoft Corporation	16,897	6,353,948
Motorola Solutions, Inc.	9	2,818
NVIDIA Corporation	8,391	4,155,391
Oracle Corporation	55	5,799
Palo Alto Networks, Inc.*	34	10,026

See Notes to Financial Statements.

IMPACT EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Roper Technologies, Inc.	12	$ 6,542
ServiceNow, Inc.*	82	57,932
Synopsys, Inc.*	52	26,775
Texas Instruments, Inc.	12,858	2,191,775
Trimble, Inc.*	51	2,713
VeriSign, Inc.*	103	21,214
Zebra Technologies Corporation Class A*	57	15,580
		22,065,644
Materials — 0.0%
Air Products and Chemicals, Inc.	90	24,642
Ecolab, Inc.	31	6,149
		30,791
Real Estate — 2.9%
Crown Castle, Inc. REIT	4,344	500,385
Equinix, Inc. REIT	1,683	1,355,472
Prologis, Inc. REIT	9,164	1,221,561
Public Storage REIT	77	23,485
Welltower, Inc. REIT	218	19,657
		3,120,560
Utilities — 0.0%
Xcel Energy, Inc.	228	14,115
Total Common Stocks (Cost $47,263,748)		56,587,871
FOREIGN COMMON STOCKS — 44.1%
Australia — 0.5%
BHP Group, Ltd.	1,663	56,816
CAR Group, Ltd.	887	18,797
CSL, Ltd.	209	40,744
Fortescue, Ltd.	1,291	25,455
Nanosonics, Ltd.*	93,383	279,778
QBE Insurance Group, Ltd.	515	5,218
REA Group, Ltd.	243	29,964
Rio Tinto, Ltd.	197	18,242
Wesfarmers, Ltd.	889	34,572
WiseTech Global, Ltd.	112	5,741
Woolworths Group, Ltd.	204	5,175
		520,502
Austria — 0.0%
ANDRITZ AG	129	8,026
EVN AG	168	5,271
		13,297
Belgium — 0.0%
UCB SA	194	16,911
Canada — 4.9%
Alimentation Couche-Tard, Inc.	203	11,954
Bank of Nova Scotia (The)	516	25,117
BCE, Inc.	107	4,213
Boralex, Inc. Class A	67,488	1,715,404
Brookfield Corporation	256	10,269
BRP, Inc.	136	9,732
Canadian Imperial Bank of Commerce	277	13,337
Canadian National Railway Co.	221	27,778
	Shares	Value
CGI, Inc.*	145	$ 15,534
Element Fleet Management Corporation	384	6,248
Franco-Nevada Corporation	120	13,292
Gildan Activewear, Inc.	257	8,499
Innergex Renewable Energy, Inc.Δ	108,459	752,227
Intact Financial Corporation	16,497	2,538,077
Loblaw Cos., Ltd.	255	24,687
Magna International, Inc.	543	32,083
Manulife Financial Corporation	1,854	40,968
Metro, Inc.	132	6,833
Suncor Energy, Inc.	528	16,915
Tourmaline Oil Corporation	339	15,245
West Fraser Timber Co., Ltd.	101	8,641
WSP Global, Inc.	129	18,083
		5,315,136
Denmark — 0.0%
Coloplast A/S Class B	285	32,566
Finland — 0.0%
Neste OYJ	166	5,901
Orion OYJ Class B	274	11,873
		17,774
France — 5.3%
Cie Generale des Etablissements Michelin SCA	811	29,137
Hermes International SCA	26	55,264
L’Oreal SA	156	77,766
Legrand SA	22,415	2,334,215
Orange SA	441	5,026
Schneider Electric SE	16,339	3,289,141
		5,790,549
Germany — 3.2%
adidas AG	144	29,262
Deutsche Post AG	381	18,858
Deutsche Telekom AG	1,419	34,117
Hannover Rueck SE	25	5,978
HeidelbergCement AG	140	12,514
Infineon Technologies AG	36,660	1,531,018
Knorr-Bremse AG	27,268	1,761,115
Muenchener Rueckversicherungs-Gesellschaft AG	52	21,570
SAP SE	432	66,494
Zalando SE 144A *	415	9,825
		3,490,751
Hong Kong — 1.7%
AIA Group, Ltd.	205,000	1,784,091
Chow Tai Fook Jewellery Group, Ltd.	3,400	5,065
CK Asset Holdings, Ltd.	1,500	7,529
Henderson Land Development Co., Ltd.	1,000	3,079
Sun Hung Kai Properties, Ltd.	2,000	21,643
Techtronic Industries Co., Ltd.	1,000	11,915

See Notes to Financial Statements.

	Shares	Value
Wharf Real Estate Investment Co., Ltd.	1,000	$ 3,381
		1,836,703
India — 1.3%
HDFC Bank, Ltd. ADR	20,377	1,367,500
Ireland — 6.3%
Accenture PLC Class A	276	96,851
Aon PLC Class A	7,333	2,134,050
ICON PLC*	10,113	2,862,687
James Hardie Industries PLC CDI*	225	8,675
Linde PLC	185	75,981
nVent Electric PLC	27,440	1,621,430
Willis Towers Watson PLC	24	5,789
		6,805,463
Israel — 0.0%
Bank Leumi Le-Israel BM	2,139	17,214
Check Point Software Technologies, Ltd.*	41	6,265
Strauss Group, Ltd.*	242	4,552
		28,031
Italy — 1.0%
Assicurazioni Generali SpA	764	16,141
Prysmian SpA	23,537	1,072,936
Recordati Industria Chimica e Farmaceutica SpA	409	22,054
		1,111,131
Japan — 7.8%
Advantest Corporation	400	13,478
Asahi Kasei Corporation	600	4,428
Bandai Namco Holdings, Inc.	300	6,000
Bridgestone Corporation	500	20,651
Canon, Inc.	900	23,088
Chugai Pharmaceutical Co., Ltd.	1,100	41,556
Eisai Co., Ltd.	400	19,917
Fujitsu, Ltd.	100	15,049
Goldwin, Inc.	100	7,170
Hoya Corporation	100	12,454
Kakaku.com, Inc.	200	2,471
Keyence Corporation	3,700	1,625,619
Kyowa Kirin Co., Ltd.	1,000	16,779
Mitsubishi Electric Corporation	2,100	29,703
Murata Manufacturing Co., Ltd.	82,700	1,747,615
Nintendo Co., Ltd.	33,100	1,722,322
Nippon Shinyaku Co., Ltd.	100	3,537
Nippon Telegraph & Telephone Corporation	25,000	30,527
Nitori Holdings Co., Ltd.	200	26,855
Ono Pharmaceutical Co., Ltd.	1,100	19,569
Otsuka Holdings Co., Ltd.	900	33,657
Panasonic Holdings Corporation	1,000	9,848
Recruit Holdings Co., Ltd.	1,000	41,811
Rohto Pharmaceutical Co., Ltd.	200	4,022
Santen Pharmaceutical Co., Ltd.	1,100	10,944
Shimadzu Corporation	49,000	1,366,269
Shimano, Inc.	9,300	1,432,611
Shionogi & Co., Ltd.	500	24,064
	Shares	Value
Shiseido Co., Ltd.	100	$ 3,014
Sumitomo Dainippon Pharma Co., Ltd.*	1,200	3,962
Taisho Pharmaceutical Holdings Co., Ltd.	300	18,333
Tokyo Electron, Ltd.	300	53,322
		8,390,645
Jersey — 1.5%
Aptiv PLC*	17,309	1,552,963
Experian PLC	416	16,971
		1,569,934
Netherlands — 4.2%
AerCap Holdings NV*	275	20,438
ASML Holding NV	3,160	2,385,444
Ferrari NV	47	15,868
Koninklijke Ahold Delhaize NV	274	7,883
Koninklijke Philips NV*	195	4,564
STMicroelectronics NV	231	11,574
Wolters Kluwer NV	14,605	2,077,846
		4,523,617
New Zealand — 0.0%
Fisher & Paykel Healthcare Corporation, Ltd.	483	7,203
Norway — 0.0%
Orkla ASA	1,197	9,296
Salmar ASA	116	6,497
Telenor ASA	429	4,923
		20,716
Singapore — 0.1%
Jardine Cycle & Carriage, Ltd.	300	6,761
Oversea-Chinese Banking Corporation, Ltd.	1,500	14,759
United Overseas Bank, Ltd.	500	10,792
Wilmar International, Ltd.	6,900	18,639
		50,951
Spain — 0.0%
Banco Santander SA	1,470	6,149
Industria de Diseno Textil SA	704	30,718
		36,867
Sweden — 0.1%
Atlas Copco AB, A Shares	1,468	25,295
Atlas Copco AB, B Shares	1,106	16,409
H & M Hennes & Mauritz AB, B Shares	641	11,243
Investor AB, A Shares	538	12,368
Investor AB, B Shares	1,267	29,381
Sandvik AB	249	5,410
		100,106
Switzerland — 2.5%
EMS-Chemie Holding AG	7	5,676
Geberit AG	12	7,703
Roche Holding AG	156	45,348
Roche Holding AG (Swiss Exchange)	63	19,576
SGS SA	125	10,791
See Notes to Financial Statements.

IMPACT EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Swisscom AG	14	$ 8,426
TE Connectivity, Ltd.	18,180	2,554,290
		2,651,810
United Kingdom — 3.7%
3i Group PLC	562	17,298
Associated British Foods PLC	388	11,694
Auto Trader Group PLC 144A	3,116	28,626
BT Group PLC	6,123	9,647
Burberry Group PLC	1,005	18,127
CK Hutchison Holdings, Ltd.	1,000	5,373
DS Smith PLC	436,275	1,707,177
JD Sports Fashion PLC	11,701	24,693
Kingfisher PLC	2,966	9,190
London Stock Exchange Group PLC	90	10,639
Pearson PLC	751	9,224
RELX PLC	708	28,089
Rightmove PLC	1,395	10,255
Rio Tinto PLC	551	40,984
SSE PLC	87,662	2,069,349
	Shares	Value
Vodafone Group PLC	14,905	$ 13,017
		4,013,382
Total Foreign Common Stocks (Cost $46,255,488)		47,711,545
MONEY MARKET FUNDS — 3.5%
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø ∞	3,620,894	3,620,894
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	198,797	198,797
Total Money Market Funds (Cost $3,819,691)		3,819,691
TOTAL INVESTMENTS —99.8% (Cost $97,338,927)		108,119,107
Other Assets in Excess of Liabilities — 0.2%		176,557
NET ASSETS — 100.0%		$108,295,664

Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2024	5	$ 563,100	$10,187
MSCI Emerging Markets	03/2024	5	258,425	5,729
S&P 500® E-Mini	03/2024	4	964,000	8,696
Total Futures Contracts outstanding at December 31, 2023			$1,785,525	$24,612

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 56,587,871	$56,587,871	$ —	$ —
Foreign Common Stocks:
Canada	5,315,136	5,315,136	—	—
India	1,367,500	1,367,500	—	—
Ireland	6,805,463	6,796,788	8,675	—
Israel	28,031	6,265	21,766	—
Jersey	1,569,934	1,552,963	16,971	—
Netherlands	4,523,617	20,438	4,503,179	—
Norway	20,716	4,923	15,793	—
Switzerland	2,651,810	2,554,290	97,520	—
Other ^^	25,429,338	—	25,429,338	—
Total Foreign Common Stocks	47,711,545	17,618,303	30,093,242	—
Money Market Funds	3,819,691	3,819,691	—	—
Total Assets - Investments in Securities	$108,119,107	$78,025,865	$30,093,242	$ —
Other Financial Instruments***
Futures Contracts	$ 24,612	$ 24,612	$ —	$ —
Total Assets - Other Financial Instruments	$ 24,612	$ 24,612	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosures.
See Notes to Financial Statements.

Equity Index Fund (Unaudited)
The Fund was passively managed and attempted to replicate the performance of its benchmark, the S&P 500® Index. The Fund was comprised of domestic, large-cap equity stocks with both value- and growth-style orientations. The objective of the Fund is to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index. However, the Fund’s returns relative to its benchmark could be lower in certain market environments and also due to the exclusion of certain securities from the Fund’s portfolio because of the Fund’s faith-based investment policies and restrictions.
The Investor Class of the Fund returned 26.16%, net of fees, for the one-year period ended December 31, 2023, as compared to a return of 26.29% for the S&P 500® Index. The return differential was primarily a result of the faith-based investment restrictions and expenses of the Fund.
In 2023, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. It is possible to lose money by investing in the Fund.
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	27.8
Financials	12.7
Health Care	11.9
Consumer Discretionary	10.4
Industrials	8.5
Communication Services	8.4
Consumer Staples	6.0
Energy	3.8
Money Market Funds	3.1
Real Estate	2.4
Materials	2.4
Utilities	2.4
99.8
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	26.51%	26.16%	26.29%
Five Year	15.47%	15.17%	15.68%
Ten Year	11.91%	11.62%	12.03%
Since Inception	8.32%	8.15%	8.51%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	0.12%	0.39%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

See Notes to Financial Statements.

Equity Index Fund (Unaudited)

Investor Class*
S&P 500® Index**
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$31,149
$30,028
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested, with the S&P 500® Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
COMMON STOCKS — 93.6%
Communication Services — 8.4%
Alphabet, Inc. Class A*	532,520	$ 74,387,719
Alphabet, Inc. Class C*	463,815	65,365,448
AT&T, Inc.	695,409	11,668,963
Charter Communications, Inc. Class A*	8,432	3,277,350
Comcast Corporation Class A	372,191	16,320,575
Electronic Arts, Inc.	29,821	4,079,811
Fox Corporation Class A	31,129	923,597
Fox Corporation Class B	9,099	251,587
Interpublic Group of Cos., Inc. (The)	47,139	1,538,617
Live Nation Entertainment, Inc.*	10,940	1,023,984
Meta Platforms, Inc. Class A*	201,950	71,482,222
Netflix, Inc.*	39,413	19,189,401
News Corporation Class A	13,865	340,386
News Corporation Class B	13,984	359,669
Omnicom Group, Inc.	24,095	2,084,459
Paramount Global Class B	52,671	779,004
Take-Two Interactive Software, Inc.*	14,065	2,263,762
T-Mobile US, Inc.	58,192	9,329,923
Verizon Communications, Inc.	402,790	15,185,183
Walt Disney Co. (The)	167,923	15,161,768
Warner Bros Discovery, Inc.*	173,969	1,979,767
		316,993,195
Consumer Discretionary — 10.3%
Airbnb, Inc. Class A*	42,314	5,760,628
Amazon.com, Inc.*	824,929	125,339,712
AutoZone, Inc.*	1,895	4,899,731
Bath & Body Works, Inc.	13,836	597,162
Best Buy Co., Inc.	15,833	1,239,407
Booking Holdings, Inc.*	3,123	11,077,968
BorgWarner, Inc.	15,500	555,675
CarMax, Inc.Δ*	12,596	966,617
Carnival Corporation*	59,898	1,110,509
Chipotle Mexican Grill, Inc.*	2,537	5,802,018
D.R. Horton, Inc.	21,727	3,302,069
Darden Restaurants, Inc.	14,447	2,373,642
Domino’s Pizza, Inc.	3,030	1,249,057
eBay, Inc.	40,981	1,787,591
Etsy, Inc.	6,963	564,351
Expedia Group, Inc.*	10,462	1,588,027
Ford Motor Co.	360,267	4,391,655
General Motors Co.	115,117	4,135,003
Genuine Parts Co.	16,089	2,228,327
Hasbro, Inc.	12,552	640,905
Hilton Worldwide Holdings, Inc.	27,117	4,937,735
Home Depot, Inc. (The)	89,463	31,003,403
Lennar Corporation Class A	16,158	2,408,188
	Shares	Value
LKQ Corporation	21,437	$ 1,024,474
Lowe’s Cos., Inc.	50,808	11,307,320
Lululemon Athletica, Inc.*	10,232	5,231,519
Marriott International, Inc. Class A	25,094	5,658,948
McDonald’s Corporation	75,356	22,343,808
Mohawk Industries, Inc.*	2,387	247,055
NIKE, Inc. Class B	119,062	12,926,561
Norwegian Cruise Line Holdings, Ltd.Δ*	18,047	361,662
NVR, Inc.*	171	1,197,077
O’Reilly Automotive, Inc.*	5,505	5,230,190
Pool Corporation	3,147	1,254,740
PulteGroup, Inc.	12,455	1,285,605
Ralph Lauren Corporation	2,058	296,764
Ross Stores, Inc.	29,803	4,124,437
Royal Caribbean Cruises, Ltd.*	22,682	2,937,092
Starbucks Corporation	108,959	10,461,154
Tapestry, Inc.	11,906	438,260
Tesla, Inc.*	250,550	62,256,664
TJX Cos., Inc. (The)	112,934	10,594,339
Tractor Supply Co.	10,039	2,158,686
Ulta Beauty, Inc.*	3,993	1,956,530
VF Corporation	27,573	518,372
Whirlpool Corporation	5,122	623,706
Yum! Brands, Inc.	32,785	4,283,688
		386,678,031
Consumer Staples — 6.0%
Archer-Daniels-Midland Co.	53,884	3,891,502
Campbell Soup Co.	28,952	1,251,595
Church & Dwight Co., Inc.	27,416	2,592,457
Clorox Co. (The)	12,213	1,741,452
Coca-Cola Co. (The)	419,531	24,722,962
Colgate-Palmolive Co.	86,323	6,880,806
Conagra Brands, Inc.	80,687	2,312,489
Costco Wholesale Corporation	40,012	26,411,121
Dollar General Corporation	21,189	2,880,645
Dollar Tree, Inc.*	18,243	2,591,418
Estee Lauder Cos., Inc. (The) Class A	24,032	3,514,680
General Mills, Inc.	74,513	4,853,777
Hershey Co. (The)	17,543	3,270,717
Hormel Foods Corporation	54,805	1,759,789
J.M. Smucker Co. (The)	15,075	1,905,178
Kellanova	47,724	2,668,249
Kenvue, Inc.	192,282	4,139,831
Keurig Dr. Pepper, Inc.	116,575	3,884,279
Kimberly-Clark Corporation	30,596	3,717,720
Kraft Heinz Co. (The)	103,030	3,810,049
Kroger Co. (The)	65,482	2,993,182
Lamb Weston Holdings, Inc.	10,228	1,105,545

See Notes to Financial Statements.

	Shares	Value
McCormick & Co., Inc. (Non-Voting Shares)	25,400	$ 1,737,868
Mondelez International, Inc. Class A	137,331	9,946,884
Monster Beverage Corporation*	86,214	4,966,789
PepsiCo, Inc.	149,304	25,357,791
Procter & Gamble Co. (The)	241,747	35,425,605
Sysco Corporation	42,504	3,108,318
Target Corporation	40,435	5,758,753
Tyson Foods, Inc. Class A	27,409	1,473,234
Walgreens Boots Alliance, Inc.	68,939	1,799,997
Walmart, Inc.	135,600	21,377,340
		223,852,022
Energy — 3.6%
APA Corporation	16,020	574,798
Archrock, Inc.	13	200
Baker Hughes Co.	101,928	3,483,899
Chevron Corporation	164,328	24,511,164
ConocoPhillips	110,526	12,828,753
Coterra Energy, Inc.	73,032	1,863,777
Devon Energy Corporation	56,709	2,568,918
Diamondback Energy, Inc.	14,141	2,192,986
EOG Resources, Inc.	52,844	6,391,482
EQT Corporation	31,097	1,202,210
Exxon Mobil Corporation	369,105	36,903,118
Halliburton Co.	68,091	2,461,490
Hess Corporation	22,208	3,201,505
Kinder Morgan, Inc.	206,299	3,639,114
Marathon Oil Corporation	36,685	886,310
Marathon Petroleum Corporation	33,656	4,993,204
Occidental Petroleum Corporation	64,318	3,840,428
ONEOK, Inc.	46,483	3,264,036
Phillips 66	41,166	5,480,841
Pioneer Natural Resources Co.	21,443	4,822,102
Targa Resources Corporation	19,483	1,692,488
Valero Energy Corporation	31,345	4,074,850
Williams Cos., Inc. (The)	127,227	4,431,316
		135,308,989
Financials — 12.2%
Aflac, Inc.	55,516	4,580,070
Allstate Corporation (The)	28,840	4,037,023
American Express Co.	56,945	10,668,076
American International Group, Inc.	65,815	4,458,966
Ameriprise Financial, Inc.	10,345	3,929,341
Arch Capital Group, Ltd.*	33,000	2,450,910
Arthur J. Gallagher & Co.	18,366	4,130,146
Assurant, Inc.	6,335	1,067,384
Bank of America Corporation	619,659	20,863,919
Bank of New York Mellon Corporation (The)	72,967	3,797,932
Berkshire Hathaway, Inc. Class B*	166,497	59,382,820
BlackRock, Inc.	13,016	10,566,389
Blackstone, Inc.	70,980	9,292,702
Brown & Brown, Inc.	18,702	1,329,899
Capital One Financial Corporation	34,907	4,577,006
Cboe Global Markets, Inc.	13,221	2,360,742
Charles Schwab Corporation (The)	139,112	9,570,906
	Shares	Value
Cincinnati Financial Corporation	10,988	$ 1,136,818
Citigroup, Inc.	159,253	8,191,974
Citizens Financial Group, Inc.	34,788	1,152,874
CME Group, Inc.	34,101	7,181,671
Comerica, Inc.	10,547	588,628
Discover Financial Services	22,685	2,549,794
Everest Group, Ltd.	3,173	1,121,909
FactSet Research Systems, Inc.	4,700	2,242,135
Fidelity National Information Services, Inc.	56,930	3,419,785
Fifth Third Bancorp	52,084	1,796,377
Fiserv, Inc.*	57,099	7,585,031
FleetCor Technologies, Inc.*	6,254	1,767,443
Franklin Resources, Inc.	23,495	699,916
Global Payments, Inc.	22,769	2,891,663
Globe Life, Inc.	4,186	509,520
Goldman Sachs Group, Inc. (The)	28,733	11,084,329
Hartford Financial Services Group, Inc. (The)	28,747	2,310,684
Huntington Bancshares, Inc.	118,830	1,511,518
Intercontinental Exchange, Inc.	50,280	6,457,460
Invesco, Ltd.	17,740	316,482
Jack Henry & Associates, Inc.	7,793	1,273,454
JPMorgan Chase & Co.	262,643	44,675,574
KeyCorp	64,549	929,506
Loews Corporation	28,928	2,013,100
M&T Bank Corporation	18,081	2,478,544
MarketAxess Holdings, Inc.	2,840	831,694
Marsh & McLennan Cos., Inc.	46,486	8,807,702
Mastercard, Inc. Class A	72,970	31,122,435
MetLife, Inc.	64,005	4,232,651
Moody’s Corporation	11,483	4,484,801
Morgan Stanley	122,245	11,399,346
MSCI, Inc.	5,628	3,183,478
Nasdaq, Inc.	27,420	1,594,199
Northern Trust Corporation	16,617	1,402,142
PayPal Holdings, Inc.*	97,844	6,008,600
PNC Financial Services Group, Inc. (The)Δ	32,804	5,079,699
Principal Financial Group, Inc.	19,881	1,564,038
Progressive Corporation (The)	51,756	8,243,696
Prudential Financial, Inc.	36,128	3,746,835
Raymond James Financial, Inc.	13,842	1,543,383
Regions Financial Corporation	64,510	1,250,204
S&P Global, Inc.	31,215	13,750,832
State Street Corporation	30,870	2,391,190
Synchrony Financial	32,331	1,234,721
T. Rowe Price Group, Inc.	22,044	2,373,918
Travelers Cos., Inc. (The)	30,201	5,752,989
Truist Financial Corporation	110,967	4,096,902
U.S. Bancorp	125,414	5,427,918
Visa, Inc. Class AΔ	145,418	37,859,576
W.R. Berkley Corporation	31,137	2,202,009
Wells Fargo & Co.	346,762	17,067,626
Zions Bancorp NA	4,475	196,318
		459,799,322
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Health Care — 11.6%
Abbott Laboratories	165,788	$18,248,285
Agilent Technologies, Inc.	34,112	4,742,591
Align Technology, Inc.*	5,801	1,589,474
Amgen, Inc.	65,402	18,837,084
Baxter International, Inc.	49,046	1,896,118
Becton, Dickinson and Co.	32,351	7,888,144
Biogen, Inc.Δ*	33,934	8,781,101
Bio-Rad Laboratories, Inc. Class A*	3,770	1,217,295
Boston Scientific Corporation*	137,673	7,958,876
Bristol-Myers Squibb Co.	367,919	18,877,924
Cardinal Health, Inc.	27,527	2,774,722
Catalent, Inc.*	44,854	2,015,290
Cencora, Inc.Δ	17,971	3,690,884
Centene Corporation*	55,255	4,100,474
Charles River Laboratories International, Inc.Δ*	8,090	1,912,476
Cigna Group (The)	31,811	9,525,804
CVS Health Corporation	128,942	10,181,260
Danaher Corporation	66,412	15,363,752
DaVita, Inc.*	9,259	969,973
DENTSPLY SIRONA, Inc.	16,089	572,608
Dexcom, Inc.Δ*	34,256	4,250,827
Edwards Lifesciences Corporation*	57,327	4,371,184
Elevance Health, Inc.	24,139	11,382,987
Eli Lilly and Co.	82,837	48,287,344
GE HealthCare Technologies, Inc.	36,757	2,842,051
Gilead Sciences, Inc.	188,887	15,301,736
HCA Healthcare, Inc.	21,308	5,767,649
Henry Schein, Inc.*	19,612	1,484,825
Hologic, Inc.*	29,305	2,093,842
Humana, Inc.	13,229	6,056,369
IDEXX Laboratories, Inc.*	6,761	3,752,693
Illumina, Inc.*	14,975	2,085,119
Incyte Corporation*	87,699	5,506,620
Insulet Corporation*	4,630	1,004,617
Intuitive Surgical, Inc.*	32,557	10,983,430
IQVIA Holdings, Inc.*	19,293	4,464,014
Laboratory Corporation of America HoldingsΔ	9,830	2,234,261
McKesson Corporation	15,139	7,009,054
Mettler-Toledo International, Inc.*	3,103	3,763,815
Moderna, Inc.*	44,540	4,429,503
Molina Healthcare, Inc.*	6,429	2,322,862
Quest Diagnostics, Inc.	16,017	2,208,424
Regeneron Pharmaceuticals, Inc.*	15,385	13,512,492
ResMed, Inc.	11,820	2,033,276
Revvity, Inc.	21,618	2,363,064
Stryker Corporation	31,480	9,427,001
Teleflex, Inc.	4,060	1,012,320
Thermo Fisher Scientific, Inc.	36,607	19,430,630
UnitedHealth Group, Inc.	86,181	45,371,711
Universal Health Services, Inc. Class B	6,340	966,470
Vertex Pharmaceuticals, Inc.*	38,659	15,729,961
Viatris, Inc.Δ	696,689	7,545,142
Waters Corporation*	8,473	2,789,566
West Pharmaceutical Services, Inc.	9,420	3,316,970
	Shares	Value
Zimmer Biomet Holdings, Inc.	18,826	$ 2,291,124
Zoetis, Inc.	80,250	15,838,942
		434,376,030
Industrials — 8.0%
3M Co.	48,179	5,266,928
A.O. Smith Corporation	16,217	1,336,929
American Airlines Group, Inc.Δ*	39,524	543,060
AMETEK, Inc.	20,180	3,327,480
Automatic Data Processing, Inc.	42,820	9,975,775
Axon Enterprise, Inc.*	6,195	1,600,354
Boeing Co. (The)*	51,055	13,307,996
Broadridge Financial Solutions, Inc.	10,733	2,208,315
Builders FirstSource, Inc.*	6,452	1,077,097
C.H. Robinson Worldwide, Inc.	12,459	1,076,333
Carrier Global Corporation	73,991	4,250,783
Caterpillar, Inc.	46,694	13,806,015
Ceridian HCM Holding, Inc.*	10,792	724,359
Cintas Corporation	7,570	4,562,136
Copart, Inc.*	60,148	2,947,252
CSX Corporation	215,904	7,485,392
Cummins, Inc.	12,679	3,037,508
Deere & Co.	25,133	10,049,933
Delta Air Lines, Inc.	58,547	2,355,346
Dover Corporation	11,833	1,820,034
Emerson Electric Co.	51,542	5,016,583
Equifax, Inc.	9,414	2,327,988
Expeditors International of Washington, Inc.	6,818	867,250
Fastenal Co.	46,855	3,034,798
FedEx Corporation	18,166	4,595,453
Fortive Corporation	28,087	2,068,046
Generac Holdings, Inc.*	4,876	630,174
General Dynamics Corporation	23,726	6,160,930
General Electric Co.	92,027	11,745,406
Honeywell International, Inc.	58,926	12,357,371
Howmet Aerospace, Inc.	32,372	1,751,973
Hubbell, Inc.	4,746	1,561,102
Huntington Ingalls Industries, Inc.	2,805	728,290
IDEX Corporation	6,919	1,502,184
Illinois ToolWorks, Inc.	24,645	6,455,511
Ingersoll-Rand, Inc.	25,879	2,001,482
J.B. Hunt Transport Services, Inc.	9,677	1,932,884
Jacobs Solutions, Inc.	12,155	1,577,719
L3Harris Technologies, Inc.	20,606	4,340,036
Leidos Holdings, Inc.	16,258	1,759,766
Lockheed Martin Corporation	21,861	9,908,280
Masco Corporation	23,878	1,599,348
Nordson Corporation	5,292	1,397,935
Norfolk Southern Corporation	24,732	5,846,150
Northrop Grumman Corporation	14,300	6,694,402
Old Dominion Freight Line, Inc.	7,428	3,010,791
Otis Worldwide Corporation	33,919	3,034,733
PACCAR, Inc.	45,897	4,481,842
Parker-Hannifin Corporation	10,021	4,616,675
Paychex, Inc.	36,801	4,383,367
Paycom Software, Inc.	3,850	795,872
Quanta Services, Inc.	8,814	1,902,061

See Notes to Financial Statements.

	Shares	Value
Republic Services, Inc.	27,745	$ 4,575,428
Robert Half, Inc.	4,920	432,566
Rockwell Automation, Inc.	10,107	3,138,021
Rollins, Inc.	21,375	933,446
RTX Corporation	143,659	12,087,468
Snap-on, Inc.	5,899	1,703,867
Southwest Airlines Co.	82,468	2,381,676
Stanley Black & Decker, Inc.	10,352	1,015,531
Textron, Inc.	15,886	1,277,552
TransDigm Group, Inc.	3,578	3,619,505
Uber Technologies, Inc.*	180,424	11,108,706
Union Pacific Corporation	57,242	14,059,780
United Airlines Holdings, Inc.*	20,930	863,572
United Parcel Service, Inc. Class B	68,802	10,817,738
United Rentals, Inc.	4,416	2,532,223
Veralto Corporation	22,137	1,820,990
Verisk Analytics, Inc.	12,938	3,090,371
W.W. Grainger, Inc.	2,817	2,334,420
Waste Management, Inc.	42,596	7,628,944
Westinghouse Air Brake Technologies Corporation	11,295	1,433,336
Xylem, Inc.	21,548	2,464,229
		300,164,796
Information Technology — 26.9%
Adobe, Inc.*	41,557	24,792,906
Advanced Micro Devices, Inc.*	143,215	21,111,323
Akamai Technologies, Inc.*	12,022	1,422,804
Amphenol Corporation Class A	53,541	5,307,519
Analog Devices, Inc.	46,113	9,156,197
ANSYS, Inc.*	6,671	2,420,773
Apple, Inc.	1,329,173	255,905,678
Applied Materials, Inc.	73,851	11,969,032
Arista Networks, Inc.*	21,619	5,091,491
Autodesk, Inc.*	18,555	4,517,771
Broadcom, Inc.	39,737	44,356,426
Cadence Design Systems, Inc.*	23,784	6,478,048
CDW Corporation	11,000	2,500,520
Cisco Systems, Inc.	379,514	19,173,047
Cognizant Technology Solutions Corporation Class A	43,107	3,255,872
Corning, Inc.	81,585	2,484,263
Enphase Energy, Inc.*	12,624	1,668,135
EPAM Systems, Inc.*	4,578	1,361,223
F5, Inc.*	3,179	568,977
Fair Isaac Corporation*	1,636	1,904,320
First Solar, Inc.*	9,794	1,687,310
Fortinet, Inc.*	57,750	3,380,108
Gartner, Inc.*	5,374	2,424,265
Gen Digital, Inc.	62,969	1,436,953
Hewlett Packard Enterprise Co.	153,179	2,600,979
HP, Inc.	87,406	2,630,047
Intel Corporation	388,769	19,535,642
International Business Machines Corporation	86,753	14,188,453
Intuit, Inc.	25,035	15,647,626
Jabil, Inc.	5,560	708,344
Juniper Networks, Inc.	33,556	989,231
	Shares	Value
Keysight Technologies, Inc.*	13,420	$ 2,134,988
KLA Corporation	11,211	6,516,954
Lam Research Corporation	11,555	9,050,569
Microchip Technology, Inc.	43,842	3,953,672
Micron Technology, Inc.	101,205	8,636,835
Microsoft Corporation	675,761	254,113,167
Monolithic Power Systems, Inc.	3,722	2,347,763
Motorola Solutions, Inc.	13,943	4,365,414
NetApp, Inc.	19,952	1,758,968
NVIDIA Corporation	223,296	110,580,645
ON Semiconductor Corporation*	33,696	2,814,627
Oracle Corporation	145,192	15,307,593
Palo Alto Networks, Inc.*	27,463	8,098,290
PTC, Inc.*	10,548	1,845,478
Qorvo, Inc.*	3,926	442,107
QUALCOMM, Inc.	101,161	14,630,915
Roper Technologies, Inc.	12,111	6,602,554
Salesforce, Inc.*	90,121	23,714,440
ServiceNow, Inc.*	17,894	12,641,932
Skyworks Solutions, Inc.	15,419	1,733,404
Synopsys, Inc.*	14,009	7,213,374
Teledyne Technologies, Inc.*	4,739	2,114,968
Teradyne, Inc.Δ	9,806	1,064,147
Texas Instruments, Inc.	85,276	14,536,147
Trimble, Inc.*	19,275	1,025,430
Tyler Technologies, Inc.*	3,141	1,313,315
VeriSign, Inc.*	4,350	895,926
Western Digital Corporation*	33,866	1,773,562
Zebra Technologies Corporation Class A*	4,187	1,144,433
		1,013,046,900
Materials — 1.8%
Air Products and Chemicals, Inc.	20,651	5,654,244
Albemarle CorporationΔ	8,321	1,202,218
Avery Dennison Corporation	5,863	1,185,264
Ball CorporationΔ	26,240	1,509,325
Celanese CorporationΔ	7,902	1,227,734
CF Industries Holdings, Inc.	17,573	1,397,053
Corteva, Inc.	61,678	2,955,610
Dow, Inc.	79,059	4,335,595
DuPont de Nemours, Inc.	47,302	3,638,943
Eastman Chemical Co.	14,389	1,292,420
Ecolab, Inc.	20,111	3,989,017
FMC Corporation	14,783	932,068
Freeport-McMoRan, Inc.	123,949	5,276,509
International Flavors & Fragrances, Inc.	23,797	1,926,843
International Paper Co.	43,581	1,575,453
Martin Marietta Materials, Inc.	5,969	2,977,994
Mosaic Co. (The)	35,598	1,271,916
Newmont Corporation	96,320	3,986,685
Nucor Corporation	23,742	4,132,058
Packaging Corporation of America	13,571	2,210,852
PPG Industries, Inc.	18,443	2,758,151
Sherwin-Williams Co. (The)	21,527	6,714,271
Steel Dynamics, Inc.	14,925	1,762,642
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Vulcan Materials Co.	17,870	$ 4,056,669
Westrock Co.	21,818	905,883
		68,875,417
Real Estate — 2.4%
Alexandria Real Estate Equities, Inc. REIT	13,587	1,722,424
American Tower Corporation REIT	41,821	9,028,318
AvalonBay Communities, Inc. REIT	14,896	2,788,829
Boston Properties, Inc. REIT	11,272	790,956
Camden Property Trust REIT	8,401	834,135
CBRE Group, Inc. Class A*	35,708	3,324,058
CoStar Group, Inc.*	41,877	3,659,631
Crown Castle, Inc. REIT	38,898	4,480,661
Digital Realty Trust, Inc. REITΔ	27,415	3,689,511
Equinix, Inc. REIT	8,316	6,697,623
Equity Residential REIT	40,640	2,485,542
Essex Property Trust, Inc. REIT	8,395	2,081,456
Extra Space Storage, Inc. REITΔ	18,174	2,913,837
Federal Realty Investment Trust REIT	2,600	267,930
Healthpeak Properties, Inc. REIT	68,876	1,363,745
Host Hotels & Resorts, Inc. REIT	47,716	929,031
Invitation Homes, Inc. REIT	51,636	1,761,304
Iron Mountain, Inc. REIT	32,755	2,292,195
Kimco Realty Corporation REIT	56,971	1,214,052
Mid-America Apartment Communities, Inc. REIT	12,145	1,633,017
Prologis, Inc. REIT	86,686	11,555,244
Public Storage REIT	14,785	4,509,425
Realty Income Corporation REITΔ	88,739	5,095,393
Regency Centers Corporation REIT	15,104	1,011,968
SBA Communications Corporation REIT	9,082	2,304,013
Simon Property Group, Inc. REIT	26,802	3,823,037
UDR, Inc. REIT	34,368	1,315,951
Ventas, Inc. REIT	35,191	1,753,919
Welltower, Inc. REIT	51,201	4,616,794
Weyerhaeuser Co. REIT	61,400	2,134,878
		92,078,877
Utilities — 2.4%
AES Corporation (The)	56,201	1,081,869
Alliant Energy Corporation	22,632	1,161,022
Ameren Corporation	19,884	1,438,409
American Electric Power Co., Inc.	45,717	3,713,135
American Water Works Co., Inc.	28,898	3,814,247
Atmos Energy Corporation	15,856	1,837,710
CenterPoint Energy, Inc.	50,231	1,435,100
CMS Energy Corporation	24,417	1,417,895
Consolidated Edison, Inc.	54,284	4,938,215
Constellation Energy Corporation	27,905	3,261,815
Dominion Energy, Inc.	84,336	3,963,792
DTE Energy Co.	18,119	1,997,801
Duke Energy Corporation	84,950	8,243,548
Edison International	35,412	2,531,604
Entergy Corporation	16,902	1,710,313
Evergy, Inc.	17,247	900,293
Eversource Energy	27,044	1,669,156
Exelon Corporation	97,262	3,491,706
	Shares	Value
FirstEnergy Corporation	45,258	$ 1,659,158
NextEra Energy, Inc.	183,172	11,125,867
NiSource, Inc.	23,079	612,747
NRG Energy, Inc.	19,377	1,001,791
PG&E Corporation	133,703	2,410,665
Pinnacle West Capital Corporation	4,108	295,119
PPL Corporation	38,698	1,048,716
Public Service Enterprise Group, Inc.	46,751	2,858,824
Sempra	64,983	4,856,180
Southern Co. (The)	114,911	8,057,559
WEC Energy Group, Inc.	35,929	3,024,144
Xcel Energy, Inc.	45,771	2,833,683
		88,392,083
Total Common Stocks (Cost $2,030,819,933)		3,519,565,662
FOREIGN COMMON STOCKS — 3.1%
Canada — 0.0%
Enerflex, Ltd.	6	28
Curacao — 0.2%
Schlumberger NV	127,652	6,643,010
Ireland — 2.1%
Accenture PLC Class AΔ	57,709	20,250,665
Allegion PLC	8,862	1,122,727
Aon PLC Class A	19,060	5,546,841
Eaton Corporation PLCΔ	35,677	8,591,735
Johnson Controls International PLC	65,453	3,772,711
Linde PLC	44,316	18,201,024
Medtronic PLCΔ	130,312	10,735,103
Pentair PLC	6,692	486,575
Seagate Technology Holdings PLCΔ	20,280	1,731,304
STERIS PLC	7,784	1,711,313
Trane Technologies PLC	20,780	5,068,242
Willis Towers Watson PLC	12,561	3,029,713
		80,247,953
Jersey — 0.1%
Amcor PLC	174,148	1,678,787
Aptiv PLC*	24,127	2,164,674
		3,843,461
Netherlands — 0.2%
LyondellBasell Industries NV Class A	27,312	2,596,825
NXP Semiconductor NV	22,877	5,254,390
		7,851,215
Switzerland — 0.5%
Bunge Global SA	7,541	761,264
Chubb, Ltd.	46,095	10,417,470
Garmin, Ltd.	16,408	2,109,084
TE Connectivity, Ltd.	28,610	4,019,705
		17,307,523
Total Foreign Common Stocks (Cost $73,665,579)		115,893,190
MONEY MARKET FUNDS — 3.1%
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	87,683,933	87,683,933

See Notes to Financial Statements.

	Shares	Value
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	28,378,012	$ 28,378,012
Total Money Market Funds (Cost $116,061,945)		116,061,945
TOTAL INVESTMENTS — 99.8% (Cost $2,220,547,457)		3,751,520,797
Other Assets in Excess of Liabilities — 0.2%		7,882,964
NET ASSETS — 100.0%		$3,759,403,761
Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2024	499	$120,259,000	$2,540,106
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$3,519,565,662	$3,519,565,662	$ —	$ —
Foreign Common Stocks	115,893,190	115,893,190	—	—
Money Market Funds	116,061,945	116,061,945	—	—
Total Assets - Investments in Securities	$3,751,520,797	$3,751,520,797	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 2,540,106	$ 2,540,106	$ —	$ —
Total Assets - Other Financial Instruments	$ 2,540,106	$ 2,540,106	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Value Equity Index Fund (Unaudited)
The Fund was passively managed and attempted to replicate the performance of its benchmark, the Russell 1000® Value Index. The Fund was comprised of domestic, large-cap equity stocks with value-style orientations. The objective of the Fund is to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 1000® Value Index. However, the Fund’s returns relative to its benchmark could be lower in certain market environments and also due to the exclusion of certain securities from the Fund’s portfolio because of the Fund’s faith-based investment policies and restrictions.
The Investor Class of the Fund returned 11.68%, net of fees, for the one-year period ended December 31, 2023, as compared to the return of 11.46% for the Russell 1000® Value Index. The return differential was primarily a result of the faith-based investment restrictions and expenses of the Fund.
In 2023, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. This Fund is subject to value investing risk. This involves the risk that an investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated. It is possible to lose money by investing in the Fund.
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	20.6
Industrials	13.3
Health Care	13.3
Information Technology	8.9
Energy	7.4
Consumer Staples	7.1
Consumer Discretionary	4.9
Real Estate	4.9
Utilities	4.7
Materials	4.6
Communication Services	4.5
Money Market Funds	3.6
Mutual Funds	2.1
99.9
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	12.04%	11.68%	11.46%
Five Year	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A
Since Inception	10.40%	10.07%	10.55%
Inception Date	08/31/22	08/31/22
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	0.21%	0.48%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio

See Notes to Financial Statements.

Value Equity Index Fund (Unaudited)
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses (before expense payments by broker-dealers and excluding interest, taxes, brokerage commissions, extraordinary expenses,acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) to 0.20% for the Institutional Class and 0.47% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2024.

Investor Class*
Russell 1000® Value Index**
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$11,432
$11,365
2022
2023

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since August 31, 2022 with all dividends and capital gains reinvested, with the Russell 1000® Value Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

VALUE EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
COMMON STOCKS — 88.9%
Communication Services — 4.5%
AMC Entertainment Holdings, Inc. Class AΔ*	343	$ 2,099
AT&T, Inc.	60,847	1,021,013
Cable One, Inc.	15	8,349
Comcast Corporation Class A	33,902	1,486,603
Electronic Arts, Inc.	2,288	313,021
Fox Corporation Class A	2,285	67,796
Fox Corporation Class B	1,520	42,028
Frontier Communications Parent, Inc.*	840	21,286
IAC, Inc.*	624	32,685
Interpublic Group of Cos., Inc. (The)	2,902	94,721
Liberty Broadband Corporation*	529	42,632
Liberty Broadband Corporation Class A*	105	8,467
Liberty Media Corporation-Liberty Formula One Class A*	112	6,494
Liberty Media Corporation-Liberty Formula One Class C*	1,591	100,440
Liberty Media Corporation-Liberty Live Class A*	448	16,374
Liberty Media Corporation-Liberty Live Class C*	173	6,468
Liberty Media Corporation-Liberty SiriusXM*	423	12,174
Liberty Media Corporation-Liberty SiriusXM Class A*	1,775	51,013
Live Nation Entertainment, Inc.*	1,059	99,122
New York Times Co. (The) Class A	1,000	48,990
News Corporation Class A	2,285	56,097
News Corporation Class B	1,802	46,347
Nexstar Media Group, Inc. Class A	191	29,939
Omnicom Group, Inc.	1,654	143,088
Paramount Global Class B	5,200	76,908
Roku, Inc.*	807	73,970
Sirius XM Holdings, Inc.Δ	7,642	41,802
Take-Two Interactive Software, Inc.*	1,336	215,029
T-Mobile US, Inc.	4,796	768,943
TripAdvisor, Inc.*	1,766	38,022
Verizon Communications, Inc.	35,412	1,335,032
Walt Disney Co. (The)	15,631	1,411,323
Warner Bros Discovery, Inc.*	17,507	199,230
ZoomInfo Technologies, Inc.*	1,250	23,113
		7,940,618
Consumer Discretionary — 4.7%
ADT, Inc.	2,684	18,305
Advance Auto Parts, Inc.	456	27,830
Aramark	2,497	70,166
AutoNation, Inc.*	330	49,559
AutoZone, Inc.*	26	67,226
Bath & Body Works, Inc.	1,381	59,604
Best Buy Co., Inc.	1,245	97,459
BorgWarner, Inc.	2,686	96,293
Bright Horizons Family Solutions, Inc.*	438	41,277
Brunswick Corporation	461	44,602
Capri Holdings, Ltd.*	604	30,345
	Shares	Value
CarMax, Inc.Δ*	852	$ 65,382
Carnival Corporation*	8,217	152,343
Carter's, Inc.	444	33,251
Columbia Sportswear Co.	538	42,793
D.R. Horton, Inc.	2,394	363,840
Darden Restaurants, Inc.	843	138,505
Dick's Sporting Goods, Inc.	459	67,450
DoorDash, Inc. Class A*	525	51,917
eBay, Inc.	3,941	171,906
Etsy, Inc.	247	20,019
Expedia Group, Inc.*	205	31,117
Ford Motor Co.	35,278	430,039
GameStop Corporation Class AΔ*	1,865	32,693
Gap, Inc. (The)	1,948	40,733
General Motors Co.	12,088	434,201
Gentex Corporation	2,642	86,288
Genuine Parts Co.	1,658	229,633
Grand Canyon Education, Inc.*	469	61,927
H&R Block, Inc.	786	38,019
Harley-Davidson, Inc.	462	17,020
Hasbro, Inc.	1,505	76,845
Hilton Worldwide Holdings, Inc.	1,314	239,266
Hyatt Hotels Corporation Class A	418	54,511
Kohl’s CorporationΔ	720	20,650
Lear Corporation	656	92,634
Leggett & Platt, Inc.	530	13,870
Lennar Corporation Class A	2,183	325,354
Lithia Motors, Inc.	189	62,234
LKQ Corporation	4,469	213,573
Lowe’s Cos., Inc.	1,223	272,179
Lucid Group, Inc.Δ*	5,070	21,345
Macy’s, Inc.	782	15,734
Marriott Vacations Worldwide Corporation	292	24,788
Mattel, Inc.*	3,422	64,607
McDonald’s Corporation	3,764	1,116,064
Mister Car Wash, Inc.*	754	6,515
Mohawk Industries, Inc.*	337	34,879
Newell Brands, Inc.	2,906	25,224
NIKE, Inc. Class B	4,497	488,239
Norwegian Cruise Line Holdings, Ltd.*	3,153	63,186
NVR, Inc.*	18	126,008
O’Reilly Automotive, Inc.*	95	90,258
Ollie's Bargain Outlet Holdings, Inc.*	324	24,588
Penske Automotive Group, Inc.	192	30,818
Phinia, Inc.	349	10,571
Planet Fitness, Inc. Class A*	477	34,821
Polaris, Inc.	403	38,192
PulteGroup, Inc.	1,309	135,115
PVH Corporation	162	19,783
Ralph Lauren Corporation	379	54,652
RH*	18	5,247
Rivian Automotive, Inc. Class AΔ*	6,171	144,772
Ross Stores, Inc.	556	76,945
Royal Caribbean Cruises, Ltd.*	1,398	181,027
Service Corporation International	1,858	127,180
Skechers U.S.A., Inc. Class A*	658	41,020

See Notes to Financial Statements.

	Shares	Value
Tapestry, Inc.	1,755	$ 64,602
Tempur Sealy International, Inc.	1,204	61,368
Thor Industries, Inc.	326	38,549
Toll Brothers, Inc.	336	34,537
TopBuild Corporation*	119	44,537
Under Armour, Inc. Class C*	968	8,083
Vail Resorts, Inc.	282	60,199
Valvoline, Inc.*	606	22,773
VF Corporation	3,534	66,439
Wayfair, Inc. Class A*	385	23,754
Whirlpool Corporation	379	46,151
Williams-Sonoma, Inc.Δ	497	100,285
Wyndham Hotels & Resorts, Inc.	505	40,607
Yum! Brands, Inc.	833	108,840
		8,205,160
Consumer Staples — 7.1%
Albertsons Cos., Inc. Class A	1,406	32,338
Archer-Daniels-Midland Co.	4,615	333,295
BJ's Wholesale Club Holdings, Inc.*	631	42,063
Campbell Soup Co.	2,083	90,048
Casey’s General Stores, Inc.	223	61,267
Church & Dwight Co., Inc.	593	56,074
Coca-Cola Co. (The)	21,153	1,246,546
Colgate-Palmolive Co.	6,797	541,789
Conagra Brands, Inc.	5,282	151,382
Coty, Inc. Class A*	5,539	68,794
Darling Ingredients, Inc.*	1,055	52,581
Dollar Tree, Inc.*	1,636	232,394
Estee Lauder Cos., Inc. (The) Class A	1,547	226,249
Flowers Foods, Inc.	2,526	56,860
General Mills, Inc.	5,796	377,551
Grocery Outlet Holding Corporation*	444	11,970
Hershey Co. (The)	526	98,067
Hormel Foods Corporation	3,563	114,408
Ingredion, Inc.	566	61,428
J.M. Smucker Co. (The)	1,236	156,206
Kellanova	2,653	148,329
Kenvue, Inc.	13,949	300,322
Keurig Dr. Pepper, Inc.	11,696	389,711
Kimberly-Clark Corporation	696	84,571
Kraft Heinz Co. (The)	7,887	291,661
Kroger Co. (The)	5,693	260,227
McCormick & Co., Inc. (Non-Voting Shares)	2,235	152,919
Mondelez International, Inc. Class A	12,418	899,436
PepsiCo, Inc.	5,694	967,069
Performance Food Group Co.*	469	32,431
Pilgrim’s Pride Corporation*	209	5,781
Post Holdings, Inc.Δ*	304	26,770
Procter & Gamble Co. (The)	16,905	2,477,259
Reynolds Consumer Products, Inc.	1,447	38,838
Seaboard Corporation	3	10,710
Tyson Foods, Inc. Class A	2,592	139,320
U.S. Foods Holding Corporation*	1,212	55,037
Walgreens Boots Alliance, Inc.	5,752	150,185
Walmart, Inc.	12,290	1,937,519
	Shares	Value
WK Kellogg Co.	663	$ 8,712
		12,388,117
Energy — 7.0%
Antero Midstream Corporation	2,130	26,689
Antero Resources Corporation*	1,429	32,410
Baker Hughes Co.	8,018	274,055
Chesapeake Energy CorporationΔ	923	71,016
Chevron Corporation	14,802	2,207,866
ConocoPhillips	10,386	1,205,503
Coterra Energy, Inc.	6,273	160,087
Devon Energy Corporation	5,467	247,655
Diamondback Energy, Inc.	1,509	234,016
DT Midstream, Inc.	459	25,153
EOG Resources, Inc.	5,199	628,819
EQT Corporation	2,588	100,052
Exxon Mobil Corporation	33,575	3,356,829
Halliburton Co.	5,587	201,970
Hess Corporation	989	142,574
HF Sinclair Corporation	1,101	61,183
Kinder Morgan, Inc.	16,831	296,899
Marathon Oil Corporation	4,540	109,687
Marathon Petroleum Corporation	2,936	435,585
NOV, Inc.	2,112	42,831
Occidental Petroleum Corporation	5,830	348,109
ONEOK, Inc.	3,727	261,710
Ovintiv, Inc.	255	11,200
Phillips 66	3,831	510,059
Pioneer Natural Resources Co.	2,048	460,554
Range Resources Corporation	2,037	62,006
Southwestern Energy Co.*	2,354	15,419
Valero Energy Corporation	2,877	374,010
Williams Cos., Inc. (The)	10,769	375,084
		12,279,030
Financials — 19.6%
Affirm Holdings, Inc.Δ*	2,058	101,130
Aflac, Inc.	5,153	425,123
AGNC Investment Corporation REITΔ	1,368	13,420
Allstate Corporation (The)	2,412	337,632
Ally Financial, Inc.	1,544	53,916
American Express Co.	3,535	662,247
American Financial Group, Inc.	583	69,313
American International Group, Inc.	5,459	369,847
Annaly Capital Management, Inc. REIT	3,135	60,725
Arch Capital Group, Ltd.*	2,291	170,153
Arthur J. Gallagher & Co.	1,830	411,530
Assurant, Inc.	456	76,831
Assured Guaranty, Ltd.	287	21,476
Axis Capital Holdings, Ltd.	655	36,267
Bank of America Corporation	57,457	1,934,577
Bank of New York Mellon Corporation (The)	6,536	340,199
Bank OZK	159	7,923
Berkshire Hathaway, Inc. Class B*	15,293	5,454,401
See Notes to Financial Statements.

VALUE EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
BlackRock, Inc.	1,237	$1,004,197
Block, Inc.*	2,493	192,834
Blue Owl Capital, Inc.	2,268	33,793
Brown & Brown, Inc.	1,623	115,412
Capital One Financial Corporation	3,152	413,290
Carlyle Group, Inc. (The)	1,085	44,149
Cboe Global Markets, Inc.	1,007	179,810
Charles Schwab Corporation (The)	11,988	824,774
Cincinnati Financial Corporation	1,398	144,637
Citigroup, Inc.	16,061	826,178
Citizens Financial Group, Inc.	3,357	111,251
CME Group, Inc.	3,124	657,914
CNA Financial Corporation	1,208	51,110
Coinbase Global, Inc. Class A*	1,364	237,227
Columbia Banking System, Inc.	1,700	45,356
Comerica, Inc.	982	54,805
Commerce Bancshares, Inc.	1,310	69,988
Corebridge Financial, Inc.	1,595	34,548
Credit Acceptance CorporationΔ*	27	14,384
Cullen/Frost Bankers, Inc.	436	47,302
Discover Financial Services	2,174	244,358
East West Bancorp, Inc.	887	63,820
Evercore, Inc. Class A	54	9,237
Everest Group, Ltd.	276	97,588
Fidelity National Financial, Inc.	2,377	121,275
Fidelity National Information Services, Inc.	5,126	307,919
Fifth Third Bancorp	5,109	176,209
First American Financial Corporation	743	47,879
First Citizens BancShares, Inc. Class A	66	93,652
First Hawaiian, Inc.	562	12,847
First Horizon Corporation	4,487	63,536
Fiserv, Inc.*	3,871	514,224
FNB Corporation	3,594	49,489
Franklin Resources, Inc.	2,081	61,993
Global Payments, Inc.	2,019	256,413
Globe Life, Inc.	503	61,225
Goldman Sachs Group, Inc. (The)	2,617	1,009,560
Hanover Insurance Group, Inc. (The)	343	41,647
Hartford Financial Services Group, Inc. (The)	2,999	241,060
Houlihan Lokey, Inc.	294	35,254
Huntington Bancshares, Inc.	13,265	168,731
Interactive Brokers Group, Inc. Class A	742	61,512
Intercontinental Exchange, Inc.	5,236	672,459
Invesco, Ltd.	1,036	18,482
Jack Henry & Associates, Inc.	274	44,774
Jefferies Financial Group, Inc.	847	34,227
JPMorgan Chase & Co.	23,733	4,036,983
Kemper Corporation	372	18,105
KeyCorp	7,730	111,312
KKR & Co., Inc.	4,369	361,972
Lazard, Ltd. Class A	471	16,391
Lincoln National Corporation	535	14,429
Loews Corporation	1,752	121,922
	Shares	Value
M&T Bank Corporation	1,439	$ 197,258
Markel Corporation*	73	103,653
Marsh & McLennan Cos., Inc.	855	161,997
MetLife, Inc.	5,568	368,212
MGIC Investment Corporation	1,510	29,128
Moody’s Corporation	99	38,665
Morgan Stanley	10,110	942,758
MSCI, Inc.	223	126,140
Nasdaq, Inc.	2,708	157,443
NCR Atleos Corporation*	386	9,376
New York Community Bancorp, Inc.	3,240	33,145
Northern Trust Corporation	1,693	142,855
Old Republic International Corporation	2,745	80,703
OneMain Holdings, Inc.	688	33,850
PayPal Holdings, Inc.*	832	51,093
Pinnacle Financial Partners, Inc.	110	9,594
PNC Financial Services Group, Inc. (The)	3,315	513,328
Popular, Inc.	352	28,889
Primerica, Inc.	63	12,963
Principal Financial Group, Inc.	1,733	136,335
Progressive Corporation (The)	1,392	221,718
Prosperity Bancshares, Inc.	992	67,188
Prudential Financial, Inc.	3,074	318,805
Raymond James Financial, Inc.	1,518	169,257
Regions Financial Corporation	7,234	140,195
Reinsurance Group of America, Inc.	566	91,567
RLI Corporation	187	24,893
Robinhood Markets, Inc. Class A*	2,796	35,621
S&P Global, Inc.	2,472	1,088,965
SEI Investments Co.	617	39,210
SLM Corporation	959	18,336
SoFi Technologies, Inc.*	6,461	64,287
State Street Corporation	2,876	222,775
Stifel Financial Corporation	466	32,224
Synchrony Financial	3,426	130,839
T. Rowe Price Group, Inc.	1,891	203,642
TFS Financial Corporation	2,703	39,707
Tradeweb Markets, Inc. Class A	580	52,710
Travelers Cos., Inc. (The)	1,966	374,503
Truist Financial Corporation	10,926	403,388
U.S. Bancorp	12,539	542,688
Unum Group	1,632	73,799
Virtu Financial, Inc. Class A	751	15,215
Voya Financial, Inc.	610	44,506
W.R. Berkley Corporation	1,763	124,679
Webster Financial Corporation	1,035	52,537
Wells Fargo & Co.	31,144	1,532,908
Western Alliance Bancorp	621	40,856
Western Union Co. (The)	2,540	30,277
WEX, Inc.*	99	19,260
White Mountains Insurance Group, Ltd.	8	12,040
Wintrust Financial Corporation	428	39,697

See Notes to Financial Statements.

	Shares	Value
Zions Bancorp NA	877	$ 38,474
		34,324,304
Health Care — 11.9%
Abbott Laboratories	13,785	1,517,315
Acadia Healthcare Co., Inc.*	774	60,186
Agilent Technologies, Inc.	982	136,528
agilon health, Inc.*	238	2,987
Alnylam Pharmaceuticals, Inc.*	485	92,834
Amedisys, Inc.*	220	20,913
Amgen, Inc.	1,870	538,597
Avantor, Inc.*	6,026	137,574
Azenta, Inc.Δ*	710	46,249
Baxter International, Inc.	4,662	180,233
Becton, Dickinson and Co.	2,509	611,770
Biogen, Inc.*	1,747	452,071
BioMarin Pharmaceutical, Inc.*	2,584	249,149
Bio-Rad Laboratories, Inc. Class A*	239	77,171
Boston Scientific Corporation*	12,881	744,651
Bristol-Myers Squibb Co.	29,185	1,497,482
Cardinal Health, Inc.	1,777	179,122
Catalent, Inc.*	3,269	146,876
Centene Corporation*	4,897	363,406
Certara, Inc.*	1,253	22,040
Charles River Laboratories International, Inc.*	424	100,234
Chemed Corporation	73	42,687
Cigna Group (The)	2,452	734,251
CVS Health Corporation	11,158	881,036
Danaher Corporation	5,753	1,330,899
DENTSPLY SIRONA, Inc.	1,831	65,165
Doximity, Inc. Class A*	382	10,711
Elanco Animal Health, Inc.*	17,175	255,908
Elevance Health, Inc.	1,820	858,239
Encompass Health Corporation	918	61,249
Enovis Corporation*	373	20,895
Envista Holdings Corporation*	1,454	34,983
Exact Sciences Corporation*	1,307	96,692
Exelixis, Inc.*	5,348	128,299
Fortrea Holdings, Inc.*	797	27,815
GE HealthCare Technologies, Inc.	3,198	247,269
Gilead Sciences, Inc.	13,127	1,063,418
Globus Medical, Inc. Class A*	372	19,824
HCA Healthcare, Inc.	1,456	394,110
Henry Schein, Inc.*	1,447	109,552
Hologic, Inc.*	2,335	166,836
Humana, Inc.	684	313,142
ICU Medical, Inc.*	185	18,452
Illumina, Inc.*	1,033	143,835
Incyte Corporation*	2,118	132,989
Integra LifeSciences Holdings Corporation*	399	17,376
Ionis Pharmaceuticals, Inc.*	1,914	96,829
IQVIA Holdings, Inc.*	284	65,712
Karuna Therapeutics, Inc.*	422	133,567
Laboratory Corporation of America Holdings	797	181,150
McKesson Corporation	843	390,292
Mirati Therapeutics, Inc.*	540	31,725
	Shares	Value
Moderna, Inc.*	2,953	$ 293,676
Molina Healthcare, Inc.*	304	109,838
Organon & Co.	15,930	229,711
Premier, Inc. Class A	1,336	29,873
Quest Diagnostics, Inc.	1,217	167,800
QuidelOrtho Corporation*	438	32,281
R1 RCM, Inc.*	1,265	13,371
Regeneron Pharmaceuticals, Inc.*	974	855,455
Repligen Corporation*	365	65,627
Revvity, Inc.	1,317	143,961
Roivant Sciences, Ltd.*	2,207	24,785
Stryker Corporation	2,313	692,651
Teladoc Health, Inc.*	1,591	34,286
Teleflex, Inc.	413	102,977
Tenet Healthcare Corporation*	811	61,287
Thermo Fisher Scientific, Inc.	1,383	734,083
United Therapeutics Corporation*	758	166,677
UnitedHealth Group, Inc.	1,398	736,005
Universal Health Services, Inc. Class B	520	79,269
Vertex Pharmaceuticals, Inc.*	592	240,879
Viatris, Inc.	57,585	623,646
Zimmer Biomet Holdings, Inc.	1,812	220,520
		20,910,953
Industrials — 12.1%
3M Co.	4,933	539,276
A.O. Smith Corporation	1,076	88,705
Acuity Brands, Inc.	224	45,882
AECOM	1,080	99,824
AGCO Corporation	472	57,306
Alaska Air Group, Inc.*	1,150	44,930
Allison Transmission Holdings, Inc.	407	23,667
American Airlines Group, Inc.*	3,333	45,795
AMETEK, Inc.	1,907	314,445
Automatic Data Processing, Inc.	1,085	252,772
Avis Budget Group, Inc.	89	15,776
Boeing Co. (The)*	3,886	1,012,925
Broadridge Financial Solutions, Inc.	207	42,590
Builders FirstSource, Inc.*	1,126	187,974
BWX Technologies, Inc.	488	37,444
C.H. Robinson Worldwide, Inc.	126	10,885
CACI International, Inc. Class A*	218	70,601
Carlisle Cos., Inc.	468	146,217
Carrier Global Corporation	6,892	395,945
Caterpillar, Inc.	1,169	345,638
Ceridian HCM Holding, Inc.*	758	50,877
Cintas Corporation	143	86,180
Clean Harbors, Inc.*	363	63,347
Concentrix Corporation	396	38,891
Crane Co.	265	31,307
CSX Corporation	16,453	570,426
Cummins, Inc.	1,199	287,244
Curtiss-Wright Corporation	244	54,361
Deere & Co.	231	92,370
Delta Air Lines, Inc.	5,289	212,776
Donaldson Co., Inc.	810	52,933
Dover Corporation	958	147,350
See Notes to Financial Statements.

VALUE EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Dun & Bradstreet Holdings, Inc.	719	$ 8,412
EMCOR Group, Inc.	124	26,713
Emerson Electric Co.	4,873	474,289
Equifax, Inc.	374	92,486
Esab Corporation	116	10,048
Expeditors International of Washington, Inc.	838	106,594
Fastenal Co.	1,715	111,081
FedEx Corporation	1,908	482,667
Flowserve Corporation	500	20,610
Fortive Corporation	3,112	229,137
Fortune Brands Innovations, Inc.	689	52,460
FTI Consulting, Inc.*	316	62,931
Generac Holdings, Inc.*	289	37,350
General Dynamics Corporation	2,327	604,252
General Electric Co.	8,649	1,103,872
Genpact, Ltd.	1,201	41,687
Graco, Inc.	941	81,641
HEICO Corporation	37	6,618
HEICO Corporation Class A	81	11,538
Hertz Global Holdings, Inc.*	1,399	14,536
Hexcel Corporation	328	24,190
Honeywell International, Inc.	4,819	1,010,592
Howmet Aerospace, Inc.	2,483	134,380
Hubbell, Inc.	319	104,929
Huntington Ingalls Industries, Inc.	331	85,941
IDEX Corporation	634	137,648
Illinois ToolWorks, Inc.	606	158,736
Ingersoll-Rand, Inc.	3,593	277,883
ITT, Inc.	963	114,905
J.B. Hunt Transport Services, Inc.	721	144,013
Jacobs Solutions, Inc.	1,171	151,996
KBR, Inc.	1,130	62,613
Kirby Corporation*	1,335	104,771
Knight-Swift Transportation Holdings, Inc.	1,485	85,610
L3Harris Technologies, Inc.	1,828	385,013
Landstar System, Inc.	266	51,511
Leidos Holdings, Inc.	1,208	130,754
Lennox International, Inc.	275	123,068
Lincoln Electric Holdings, Inc.	114	24,790
ManpowerGroup, Inc.	282	22,411
Masco Corporation	1,466	98,193
MasTec, Inc.*	176	13,327
MDU Resources Group, Inc.	1,489	29,482
Mercury Systems, Inc.*	340	12,434
Middleby Corporation (The)*	190	27,962
MSA Safety, Inc.	222	37,480
MSC Industrial Direct Co., Inc. Class A	225	22,784
Nordson Corporation	498	131,552
Norfolk Southern Corporation	2,019	477,251
Northrop Grumman Corporation	1,189	556,618
Old Dominion Freight Line, Inc.	98	39,722
Oshkosh Corporation	349	37,835
Otis Worldwide Corporation	3,040	271,989
Owens Corning	521	77,228
PACCAR, Inc.	4,751	463,935
	Shares	Value
Parker-Hannifin Corporation	1,057	$ 486,960
Paycor HCM, Inc.*	463	9,996
Plug Power, Inc.Δ*	1,317	5,927
Quanta Services, Inc.	657	141,781
RBC Bearings, Inc.Δ*	184	52,420
Regal Beloit Corporation	394	58,320
Republic Services, Inc.	1,989	328,006
Robert Half, Inc.	712	62,599
RTX Corporation	12,815	1,078,254
Ryder System, Inc.	362	41,652
Saia, Inc.*	186	81,509
Schneider National, Inc. Class B	610	15,525
Science Applications International Corporation	391	48,609
Snap-on, Inc.	480	138,643
Southwest Airlines Co.	5,604	161,844
Spirit AeroSystems Holdings, Inc. Class A*	1,253	39,820
SS&C Technologies Holdings, Inc.	1,442	88,121
Stanley Black & Decker, Inc.	1,152	113,011
Stericycle, Inc.*	330	16,355
Sunrun, Inc.Δ*	1,174	23,046
Tetra Tech, Inc.	243	40,564
Textron, Inc.	1,849	148,697
Timken Co. (The)	350	28,052
TransDigm Group, Inc.	345	349,002
TransUnion	1,081	74,276
U-Haul Holding Co.	729	51,351
U-Haul Holding Co. (New York Exchange)Δ*	81	5,816
Union Pacific Corporation	3,235	794,581
United Airlines Holdings, Inc.*	2,706	111,650
United Parcel Service, Inc. Class B	4,719	741,968
United Rentals, Inc.	404	231,662
Valmont Industries, Inc.	46	10,741
Veralto Corporation	1,864	153,333
Vertiv Holdings Co. Class A	2,551	122,525
Vestis Corporation	1,248	26,383
Waste Management, Inc.	435	77,908
Watsco, Inc.	153	65,556
WESCO International, Inc.	137	23,822
Westinghouse Air Brake Technologies Corporation	1,403	178,041
WillScot Mobile Mini Holdings Corporation*	592	26,344
Woodward, Inc.	253	34,441
XPO Logistics, Inc.*	972	85,137
Xylem, Inc.	1,684	192,582
		21,245,957
Information Technology — 8.9%
Advanced Micro Devices, Inc.*	5,694	839,353
Akamai Technologies, Inc.*	1,184	140,126
Amdocs, Ltd.	1,243	109,247
Amphenol Corporation Class A	2,988	296,200
Analog Devices, Inc.	4,026	799,403
ANSYS, Inc.*	249	90,357
Applied Materials, Inc.	1,091	176,818

See Notes to Financial Statements.

	Shares	Value
AppLovin Corporation Class A*	1,020	$ 40,647
Arrow Electronics, Inc.*	438	53,546
Aspen Technology, Inc.*	276	60,761
Avnet, Inc.	501	25,250
BILL Holdings, Inc.*	694	56,623
CCC Intelligent Solutions Holdings, Inc.*	1,695	19,306
Ciena Corporation*	691	31,102
Cirrus Logic, Inc.*	450	37,436
Cisco Systems, Inc.	34,472	1,741,525
Cognex Corporation	1,100	45,914
Cognizant Technology Solutions Corporation Class A	4,269	322,438
Coherent Corporation*	596	25,944
Corning, Inc.	6,687	203,619
Crane Holdings Co.	265	15,071
Dolby Laboratories, Inc. Class A	889	76,614
Dropbox, Inc. Class A*	159	4,687
DXC Technology Co.*	1,336	30,554
Entegris, Inc.	857	102,686
F5, Inc.*	240	42,955
First Solar, Inc.*	891	153,502
Gen Digital, Inc.	3,806	86,853
GoDaddy, Inc. Class A*	98	10,404
Guidewire Software, Inc.*	719	78,400
Hewlett Packard Enterprise Co.	13,200	224,136
HP, Inc.	6,109	183,820
Informatica, Inc. Class A*	265	7,523
Intel Corporation	34,859	1,751,665
International Business Machines Corporation	7,987	1,306,274
IPG Photonics Corporation*	106	11,505
Jabil, Inc.	378	48,157
Juniper Networks, Inc.	2,633	77,621
Keysight Technologies, Inc.*	903	143,658
Kyndryl Holdings, Inc.*	643	13,362
Lam Research Corporation	35	27,414
Littelfuse, Inc.	202	54,047
Lumentum Holdings, Inc.*	375	19,658
Marvell Technology, Inc.	7,185	433,327
Microchip Technology, Inc.	857	77,284
Micron Technology, Inc.	8,884	758,161
MKS Instruments, Inc.	178	18,311
nCino, Inc.*	211	7,096
NCR Voyix Corporation*	772	13,055
NetApp, Inc.	1,484	130,829
Nutanix, Inc. Class A*	1,776	84,697
Okta, Inc.*	1,012	91,616
ON Semiconductor Corporation*	3,223	269,217
Oracle Corporation	7,481	788,722
PTC, Inc.*	346	60,536
Pure Storage, Inc. Class A*	615	21,931
Qorvo, Inc.*	625	70,381
QUALCOMM, Inc.	1,106	159,961
Roper Technologies, Inc.	967	527,179
Salesforce, Inc.*	2,108	554,699
SentinelOne, Inc. Class A*	1,444	39,623
Skyworks Solutions, Inc.	1,231	138,389
	Shares	Value
TD SYNNEX Corporation	222	$ 23,889
Teledyne Technologies, Inc.*	395	176,285
Texas Instruments, Inc.	4,448	758,206
Trimble, Inc.*	1,900	101,080
Twilio, Inc. Class A*	964	73,139
Tyler Technologies, Inc.*	82	34,286
Ubiquiti, Inc.	15	2,093
UiPath, Inc. Class A*	819	20,344
Unity Software, Inc.*	1,102	45,061
VeriSign, Inc.*	499	102,774
Viasat, Inc.*	326	9,112
Western Digital Corporation*	3,054	159,938
Wolfspeed, Inc.Δ*	737	32,067
Zebra Technologies Corporation Class A*	206	56,306
Zoom Video Communications, Inc. Class A*	1,817	130,661
		15,556,436
Materials — 3.5%
Air Products and Chemicals, Inc.	1,858	508,720
Albemarle Corporation	891	128,732
Alcoa Corporation	1,294	43,996
AptarGroup, Inc.	791	97,783
Ashland, Inc.	357	30,099
Avery Dennison Corporation	331	66,915
Axalta Coating Systems, Ltd.*	370	12,569
Ball Corporation	2,218	127,579
Berry Global Group, Inc.	252	16,982
Celanese CorporationΔ	700	108,759
CF Industries Holdings, Inc.	1,686	134,037
Chemours Co. (The)	827	26,084
Cleveland-Cliffs, Inc.*	3,198	65,303
Corteva, Inc.	6,123	293,414
Crown Holdings, Inc.	583	53,688
Dow, Inc.	6,414	351,744
DuPont de Nemours, Inc.	3,816	293,565
Eagle Materials, Inc.	91	18,458
Eastman Chemical Co.	839	75,359
Ecolab, Inc.	314	62,282
Element Solutions, Inc.	899	20,803
FMC Corporation	830	52,332
Freeport-McMoRan, Inc.	11,301	481,084
Ginkgo Bioworks Holdings, Inc.Δ*	14,819	25,044
Graphic Packaging Holding Co.	445	10,969
Huntsman Corporation	1,831	46,013
International Flavors & Fragrances, Inc.	2,205	178,539
International Paper Co.	2,923	105,666
Louisiana-Pacific Corporation	566	40,090
Martin Marietta Materials, Inc.	575	286,873
Mosaic Co. (The)	2,576	92,040
NewMarket Corporation	72	39,300
Newmont Corporation	9,137	378,180
Nucor Corporation	2,085	362,873
Olin Corporation	1,045	56,378
Packaging Corporation of America	943	153,624
PPG Industries, Inc.	1,210	180,956
See Notes to Financial Statements.

VALUE EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Reliance Steel & Aluminum Co.	540	$ 151,027
Royal Gold, Inc.	623	75,358
RPM International, Inc.	912	101,807
Sherwin-Williams Co. (The)	302	94,194
Silgan Holdings, Inc.	886	40,092
Sonoco Products Co.	1,092	61,010
Steel Dynamics, Inc.	1,434	169,355
United States Steel Corporation	1,233	59,985
Vulcan Materials Co.	1,157	262,651
Westlake Corporation	385	53,885
Westrock Co.	2,759	114,554
		6,210,750
Real Estate — 4.9%
Agree Realty Corporation REITΔ	1,057	66,538
Alexandria Real Estate Equities, Inc. REIT	1,625	206,001
American Homes 4 Rent Class A REIT	3,171	114,029
Americold Realty Trust REIT	2,045	61,902
Apartment Income REIT Corporation	1,306	45,357
AvalonBay Communities, Inc. REIT	1,865	349,165
Boston Properties, Inc. REIT	1,492	104,694
Brixmor Property Group, Inc. REIT	1,476	34,347
Camden Property Trust REIT	916	90,950
CBRE Group, Inc. Class A*	3,076	286,345
CoStar Group, Inc.*	2,342	204,667
Cousins Properties, Inc. REIT	1,298	31,606
Crown Castle, Inc. REIT	3,444	396,714
CubeSmart REIT	1,816	84,172
Digital Realty Trust, Inc. REIT	2,593	348,966
EastGroup Properties, Inc. REIT	275	50,474
EPR Properties REIT	259	12,549
Equinix, Inc. REIT	405	326,183
Equity LifeStyle Properties, Inc. REIT	843	59,465
Equity Residential REIT	3,615	221,093
Essex Property Trust, Inc. REIT	650	161,161
Extra Space Storage, Inc. REIT	1,762	282,501
Federal Realty Investment Trust REIT	852	87,799
First Industrial Realty Trust, Inc. REIT	658	34,657
Healthcare Realty Trust, Inc. REIT	3,831	66,008
Healthpeak Properties, Inc. REIT	5,431	107,534
Highwoods Properties, Inc. REIT	625	14,350
Host Hotels & Resorts, Inc. REIT	5,729	111,544
Howard Hughes Holdings, Inc.*	597	51,073
Invitation Homes, Inc. REIT	4,692	160,044
Iron Mountain, Inc. REIT	713	49,896
Jones Lang LaSalle, Inc.*	491	92,735
Kilroy Realty Corporation REIT	743	29,601
Kimco Realty Corporation REIT	4,882	104,035
Medical Properties Trust, Inc. REITΔ	6,269	30,781
Mid-America Apartment Communities, Inc. REIT	955	128,409
National Storage Affiliates Trust REIT	423	17,542
NET Lease Office Properties REIT	147	2,717
NNN REIT, Inc.	1,716	73,960
	Shares	Value
Omega Healthcare Investors, Inc. REIT	2,753	$ 84,407
Prologis, Inc. REIT	7,865	1,048,404
Public Storage REIT	671	204,655
Rayonier, Inc. REIT	888	29,668
Realty Income Corporation REITΔ	7,054	405,041
Regency Centers Corporation REIT	1,495	100,165
Rexford Industrial Realty, Inc. REIT	1,998	112,088
SBA Communications Corporation REIT	743	188,492
Simon Property Group, Inc. REIT	1,853	264,312
Spirit Realty Capital, Inc. REIT	1,499	65,491
STAG Industrial, Inc. REIT	874	34,313
Sun Communities, Inc. REIT	891	119,082
UDR, Inc. REIT	3,059	117,129
Ventas, Inc. REIT	3,176	158,292
Vornado Realty Trust REITΔ	2,039	57,602
Welltower, Inc. REIT	4,478	403,781
Weyerhaeuser Co. REIT	6,055	210,532
WP Carey, Inc. REIT	2,217	143,684
Zillow Group, Inc. Class A*	576	32,671
Zillow Group, Inc. Class C*	1,218	70,473
		8,551,846
Utilities — 4.7%
AES Corporation (The)	2,762	53,169
Alliant Energy Corporation	1,125	57,713
Ameren Corporation	2,073	149,961
American Electric Power Co., Inc.	4,147	336,819
American Water Works Co., Inc.	2,115	279,159
Atmos Energy Corporation	1,538	178,254
Avangrid, Inc.	595	19,284
CenterPoint Energy, Inc.	4,585	130,993
CMS Energy Corporation	2,613	151,737
Consolidated Edison, Inc.	4,048	368,247
Constellation Energy Corporation	2,652	309,992
Dominion Energy, Inc.	7,552	354,944
DTE Energy Co.	1,700	187,442
Duke Energy Corporation	7,092	688,208
Edison International	2,536	181,299
Entergy Corporation	1,262	127,702
Essential Utilities, Inc.	4,351	162,510
Evergy, Inc.	1,627	84,929
Eversource Energy	2,957	182,506
Exelon Corporation	8,246	296,031
FirstEnergy Corporation	3,450	126,477
National Fuel Gas Co.	62	3,111
NextEra Energy, Inc.	16,879	1,025,230
NiSource, Inc.	4,690	124,519
NRG Energy, Inc.	1,827	94,456
OGE Energy Corporation	248	8,663
PG&E Corporation	12,987	234,156
Pinnacle West Capital Corporation	616	44,253
PPL Corporation	4,429	120,026
Public Service Enterprise Group, Inc.	5,346	326,908
Sempra	6,534	488,286
Southern Co. (The)	9,661	677,429

See Notes to Financial Statements.

	Shares	Value
UGI Corporation	1,214	$ 29,864
Vistra Corporation	2,406	92,679
WEC Energy Group, Inc.	3,437	289,292
Xcel Energy, Inc.	3,973	245,968
		8,232,216
Total Common Stocks (Cost $144,402,236)		155,845,387
FOREIGN COMMON STOCKS — 5.3%
Bermuda — 0.0%
RenaissanceRe Holdings, Ltd.	298	58,408
Brazil — 0.1%
NU Holdings, Ltd. Class A*	5,100	42,483
XP, Inc. Class A	2,335	60,873
		103,356
Canada — 0.0%
Brookfield Renewable Corporation Class A	748	21,535
RB Global, Inc.	387	25,887
SSR Mining, Inc.	1,640	17,646
		65,068
Curacao — 0.4%
Schlumberger NV	11,657	606,630
Ireland — 3.2%
Aon PLC Class A	1,564	455,155
Eaton Corporation PLC	3,280	789,890
ICON PLC*	673	190,506
Jazz Pharmaceuticals PLC*	3,082	379,086
Johnson Controls International PLC	6,140	353,910
Linde PLC	3,804	1,562,341
Medtronic PLC	11,789	971,178
nVent Electric PLC	1,046	61,808
Pentair PLC	1,088	79,109
STERIS PLC	964	211,935
Trane Technologies PLC	1,501	366,094
Willis Towers Watson PLC	897	216,356
		5,637,368
Jersey — 0.4%
Amcor PLC	13,514	130,275
Aptiv PLC*	2,434	218,378
Clarivate PLC*	2,929	27,123
Ferguson PLC	1,391	268,560
Janus Henderson Group PLC	927	27,949
		672,285
Netherlands — 0.2%
CNH Industrial NV	6,828	83,165
LyondellBasell Industries NV Class A	2,370	225,340
QIAGEN NV*	2,450	106,403
		414,908
Switzerland — 0.6%
Bunge Global SA	1,227	123,866
Chubb, Ltd.	3,811	861,286
Garmin, Ltd.Δ	1,119	143,836
		1,128,988
	Shares	Value
United Arab Emirates — 0.0%
GLOBALFOUNDRIES, Inc.Δ*	321	$ 19,453
United Kingdom — 0.4%
Royalty Pharma PLC Class A	18,653	523,963
Sensata Technologies Holding PLC	466	17,508
TechnipFMC PLC	3,609	72,685
		614,156
Total Foreign Common Stocks (Cost $8,278,774)		9,320,620
MUTUAL FUNDS — 2.1%
iShares Russell 1000 Value ETFΔ (Cost $3,571,018)	22,218	3,671,525
MONEY MARKET FUNDS — 3.6%
Northern Institutional Liquid Assets Portfolio (Shares), 5.40%Ø§	276,063	276,063
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	5,631,478	5,631,478
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	333,161	333,161
Total Money Market Funds (Cost $6,240,702)		6,240,702
TOTAL INVESTMENTS — 99.9% (Cost $162,492,730)		175,078,234
Other Assets in Excess of Liabilities — 0.1%		183,401
NET ASSETS — 100.0%		$175,261,635
See Notes to Financial Statements.

VALUE EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2024	23	$5,543,000	$138,724
S&P 500® Micro E-Mini	03/2024	14	337,400	11,193
Total Futures Contracts outstanding at December 31, 2023			$5,880,400	$149,917
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$155,845,387	$155,845,387	$ —	$ —
Foreign Common Stocks	9,320,620	9,320,620	—	—
Money Market Funds	6,240,702	6,240,702	—	—
Mutual Funds	3,671,525	3,671,525	—	—
Total Assets - Investments in Securities	$175,078,234	$175,078,234	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 149,917	$ 149,917	$ —	$ —
Total Assets - Other Financial Instruments	$ 149,917	$ 149,917	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

Value Equity Fund (Unaudited)
The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to be attractive from a valuation perspective. The Investor Class of the Fund underperformed its benchmark, the Russell 1000® Value Index, for the one-year period ended December 31, 2023 (10.55% (net of fees) versus 11.46%). While the Fund underperformed its benchmark, it still managed to post a double-digit positive return for the year. Large capitalization value stocks significantly underperformed large capitalization growth stocks but still posted strong positive returns across many sectors in 2023, particularly communication services and technology. The Fund remained diversified, with a modest underweight to the real estate and health care sectors and a modest overweight to the technology sector. The underweight exposure and security selection within the communication services sector were the primary detractors from benchmark-relative returns, while the underweight exposure and security selection within the health care sector contributed to benchmark-relative returns during the year.
In 2023, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. In addition, currency forwards were used to hedge modest foreign currency exposure back to the U.S. dollar. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of value equity securities. This Fund is subject to value investing risk. This involves the risk that an investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated. It is possible to lose money by investing in the Fund.
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	19.9
Health Care	15.1
Information Technology	11.5
Industrials	10.2
Consumer Staples	7.9
Energy	7.6
Communication Services	5.6
Consumer Discretionary	5.1
Materials	5.1
Utilities	4.7
Money Market Funds	4.5
Real Estate	2.7
Mutual Funds	0.8
100.7
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	10.83%***	10.55%	11.46%
Five Year	11.47%	11.18%	10.90%
Ten Year	8.02%	7.74%	8.39%
Since Inception	7.21%	6.93%	7.41%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	0.65%	0.92%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
See Notes to Financial Statements.

Value Equity Fund (Unaudited)
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Investor Class*
Russell 1000® Value Index**
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$22,399
$21,078
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested, with the Russell 1000® Value Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
***Total returns may differ from the financial highlights due to adjustments required by U.S. GAAP.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
COMMON STOCKS — 82.2%
Communication Services — 5.3%
Alphabet, Inc. Class C*	48,497	$ 6,834,682
Comcast Corporation Class A	522,378	22,906,275
Electronic Arts, Inc.	58,020	7,937,716
Verizon Communications, Inc.	230,086	8,674,242
Walt Disney Co. (The)	37,491	3,385,063
Warner Bros Discovery, Inc.*	187,570	2,134,547
		51,872,525
Consumer Discretionary — 4.1%
Aramark	191,185	5,372,299
Darden Restaurants, Inc.	30,655	5,036,617
Dick's Sporting Goods, Inc.	22,231	3,266,845
General Motors Co.	50,437	1,811,697
Lennar Corporation Class A	50,834	7,576,299
Lithia Motors, Inc.	21,381	7,040,336
Lowe’s Cos., Inc.	24,728	5,503,216
Starbucks Corporation	48,476	4,654,181
		40,261,490
Consumer Staples — 6.0%
Church & Dwight Co., Inc.	20,867	1,973,184
Colgate-Palmolive Co.	140,870	11,228,748
Conagra Brands, Inc.	220,187	6,310,559
Kenvue, Inc.	235,296	5,065,923
Keurig Dr. Pepper, Inc.	181,426	6,045,114
Kimberly-Clark Corporation	65,691	7,982,113
Lamb Weston Holdings, Inc.	41,550	4,491,140
Mondelez International, Inc. Class A	102,965	7,457,755
PepsiCo, Inc.	23,097	3,922,794
Walmart, Inc.	26,506	4,178,671
		58,656,001
Energy — 5.6%
Baker Hughes Co.	123,250	4,212,685
Chevron Corporation	29,937	4,465,403
Exxon Mobil Corporation	155,367	15,533,593
Halliburton Co.	228,316	8,253,623
Hess Corporation	43,930	6,332,949
Phillips 66	70,147	9,339,372
Pioneer Natural Resources Co.	31,890	7,171,423
		55,309,048
Financials — 19.1%
Allstate Corporation (The)	120,859	16,917,843
American Express Co.	19,109	3,579,880
American International Group, Inc.	141,671	9,598,210
Ameriprise Financial, Inc.	12,485	4,742,177
Apollo Global Management, Inc.	54,179	5,048,941
Bank of New York Mellon Corporation (The)	174,753	9,095,894
Berkshire Hathaway, Inc. Class B*	47,154	16,817,946
BlackRock, Inc.	14,182	11,512,948
Charles Schwab Corporation (The)	137,538	9,462,614
Cincinnati Financial Corporation	26,887	2,781,729
Fidelity National Information Services, Inc.	242,000	14,536,940
Fiserv, Inc.*	46,915	6,232,189
	Shares	Value
Intercontinental Exchange, Inc.	41,163	$ 5,286,564
JPMorgan Chase & Co.	91,206	15,514,141
M&T Bank Corporation	62,881	8,619,727
Marsh & McLennan Cos., Inc.	23,374	4,428,672
MetLife, Inc.	62,682	4,145,161
Morgan Stanley	36,262	3,381,431
Progressive Corporation (The)	32,670	5,203,678
Reinsurance Group of America, Inc.	54,697	8,848,881
Truist Financial Corporation	205,915	7,602,382
U.S. Bancorp	92,077	3,985,092
Wells Fargo & Co.	213,734	10,519,987
		187,863,027
Health Care — 10.3%
Amgen, Inc.	12,621	3,635,100
Avantor, Inc.*	371,337	8,477,624
Becton, Dickinson and Co.	19,501	4,754,929
Centene Corporation*	70,977	5,267,203
CVS Health Corporation	129,311	10,210,396
Elevance Health, Inc.	22,421	10,572,847
GE HealthCare Technologies, Inc.Δ	33,162	2,564,086
Gilead Sciences, Inc.	46,954	3,803,743
Henry Schein, Inc.*	101,697	7,699,480
McKesson Corporation	14,600	6,759,508
Molina Healthcare, Inc.*	9,260	3,345,731
Quest Diagnostics, Inc.	62,042	8,554,351
UnitedHealth Group, Inc.	14,978	7,885,468
Zimmer Biomet Holdings, Inc.	139,653	16,995,770
		100,526,236
Industrials — 9.6%
AECOM	24,635	2,277,013
Fastenal Co.	67,812	4,392,183
General Electric Co.	43,483	5,549,735
J.B. Hunt Transport Services, Inc.Δ	46,161	9,220,198
Norfolk Southern Corporation	64,908	15,342,953
Northrop Grumman Corporation	7,958	3,725,458
Paychex, Inc.	34,344	4,090,714
RTX Corporation	99,736	8,391,787
Stanley Black & Decker, Inc.	39,273	3,852,682
Textron, Inc.	56,060	4,508,345
United Parcel Service, Inc. Class B	116,660	18,342,452
Vertiv Holdings Co. Class A	305,600	14,677,968
		94,371,488
Information Technology — 10.4%
Akamai Technologies, Inc.*	15,491	1,833,360
Apple, Inc.	36,501	7,027,537
Broadcom, Inc.	18,042	20,139,382
Cisco Systems, Inc.	159,581	8,062,032
Cognizant Technology Solutions Corporation Class A	81,292	6,139,985
F5, Inc.*	42,061	7,528,078
International Business Machines Corporation	28,841	4,716,946
Juniper Networks, Inc.	56,164	1,655,715
Microsoft Corporation	16,052	6,036,194
ON Semiconductor Corporation*	34,995	2,923,132

See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Oracle Corporation	60,419	$ 6,369,975
QUALCOMM, Inc.	60,053	8,685,465
Salesforce, Inc.*	10,419	2,741,656
Skyworks Solutions, Inc.	69,686	7,834,100
Texas Instruments, Inc.	61,567	10,494,711
		102,188,268
Materials — 4.4%
Air Products and Chemicals, Inc.	55,811	15,281,052
Axalta Coating Systems, Ltd.*	204,754	6,955,493
DuPont de Nemours, Inc.	87,852	6,758,454
Freeport-McMoRan, Inc.	74,988	3,192,239
Packaging Corporation of America	25,503	4,154,694
Sonoco Products Co.	120,662	6,741,386
		43,083,318
Real Estate — 2.7%
Crown Castle, Inc. REIT	30,101	3,467,334
Jones Lang LaSalle, Inc.*	14,412	2,721,994
Public Storage REIT	49,698	15,157,890
Simon Property Group, Inc. REIT	21,196	3,023,398
Weyerhaeuser Co. REIT	63,212	2,197,881
		26,568,497
Utilities — 4.7%
AES Corporation (The)	93,756	1,804,803
Atmos Energy Corporation	102,330	11,860,047
Dominion Energy, Inc.	60,489	2,842,983
Duke Energy Corporation	121,900	11,829,176
Entergy Corporation	92,054	9,314,944
NiSource, Inc.	92,085	2,444,857
Pinnacle West Capital Corporation	84,345	6,059,345
		46,156,155
Total Common Stocks (Cost $678,367,763)		806,856,053
FOREIGN COMMON STOCKS — 13.2%
Canada — 1.0%
Enbridge, Inc.	261,856	9,432,053
France — 1.0%
TotalEnergies SE ADRΔ	141,060	9,504,623
Ireland — 5.4%
CRH PLC	103,115	7,131,433
Johnson Controls International PLC	69,774	4,021,773
Medtronic PLC	375,294	30,916,720
nVent Electric PLC	22,727	1,342,939
STERIS PLC	10,588	2,327,772
	Shares	Value
Willis Towers Watson PLC	30,342	$ 7,318,490
		53,059,127
Japan — 0.3%
Nintendo Co., Ltd. ADR	243,671	3,165,286
Jersey — 1.0%
Aptiv PLC*	114,870	10,306,136
Netherlands — 0.3%
Koninklijke Ahold Delhaize NV	115,234	3,315,450
Singapore — 0.5%
Flex, Ltd.*	171,047	5,210,092
Switzerland — 2.4%
Nestle SA ADR	31,804	3,677,497
Novartis AG	45,149	4,560,522
Roche Holding AG	34,562	10,046,951
TE Connectivity, Ltd.	36,672	5,152,416
		23,437,386
United Kingdom — 1.3%
Unilever PLC ADR	255,118	12,368,121
Total Foreign Common Stocks (Cost $127,017,658)		129,798,274
MUTUAL FUNDS — 0.8%
iShares Russell 1000 Value ETFΔ (Cost $7,567,421)	47,600	7,865,900
MONEY MARKET FUNDS — 4.5%
Northern Institutional Liquid Assets Portfolio (Shares), 5.40%Ø§	7,874,690	7,874,690
Northern Institutional U.S. Government Portfolio (Shares), 5.17%Ø	94,556	94,556
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	33,435,633	33,435,633
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	2,478,034	2,478,034
Total Money Market Funds (Cost $43,882,913)		43,882,913
TOTAL INVESTMENTS — 100.7% (Cost $856,835,755)		988,403,140
Liabilities in Excess of Other Assets — (0.7)%		(6,512,620)
NET ASSETS — 100.0%		$981,890,520

Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2024	67	$16,147,000	$411,104

See Notes to Financial Statements.

Forward Foreign Currency Contracts outstanding at December 31, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/28/24	U.S. Dollars	4,169,201	Euro	3,798,920	JPM	$ (39,614)
03/28/24	U.S. Dollars	4,169,200	Euro	3,798,920	MSCS	(39,615)
03/28/24	U.S. Dollars	4,168,460	Euro	3,798,920	MLIB	(40,355)
03/28/24	U.S. Dollars	11,827,365	British Pounds	9,327,981	GSC	(67,578)
03/28/24	U.S. Dollars	13,884,884	Swiss Francs	11,926,144	MSCS	(425,752)
Total Forward Foreign Currency Contracts outstanding at December 31, 2023						$(612,914)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$806,856,053	$806,856,053	$ —	$ —
Foreign Common Stocks:
Netherlands	3,315,450	—	3,315,450	—
Switzerland	23,437,386	8,829,913	14,607,473	—
Other ^^	103,045,438	103,045,438	—	—
Total Foreign Common Stocks	129,798,274	111,875,351	17,922,923	—
Money Market Funds	43,882,913	43,882,913	—	—
Mutual Funds	7,865,900	7,865,900	—	—
Total Assets - Investments in Securities	$988,403,140	$970,480,217	$17,922,923	$ —
Other Financial Instruments***
Futures Contracts	$ 411,104	$ 411,104	$ —	$ —
Total Assets - Other Financial Instruments	$ 411,104	$ 411,104	$ —	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (612,914)	$ —	$ (612,914)	$ —
Total Liabilities - Other Financial Instruments	$ (612,914)	$ —	$ (612,914)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forward Foreign Currency Contracts outstanding" disclosures.
See Notes to Financial Statements.

Growth Equity Index Fund (Unaudited)
The Fund was passively managed and attempted to replicate the performance of its benchmark, the Russell 1000® Growth Index. The Fund was comprised of domestic, large-cap equity stocks with growth-style orientations. The objective of the Fund is to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 1000® Growth Index. However, the Fund’s returns relative to its benchmark could be lower in certain market environments and also due to the exclusion of certain securities from the Fund’s portfolio because of the Fund’s faith-based investment policies and restrictions.
The Investor Class of the Fund returned 41.60%, net of fees, for the one-year period ended December 31, 2023, as compared to a return of 42.68% for the Russell 1000® Growth Index. The return differential was primarily a result of the faith-based investment restrictions and expenses of the Fund.
In 2023, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. This Fund is subject to growth investing risk. This involves the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. It is possible to lose money by investing in the Fund.
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	41.3
Consumer Discretionary	14.9
Communication Services	10.8
Health Care	9.8
Financials	6.2
Industrials	5.6
Consumer Staples	4.2
Money Market Funds	3.1
Mutual Funds	2.0
Real Estate	0.9
Materials	0.6
Energy	0.4
Utilities	0.1
99.9
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	42.00%	41.60%	42.68%
Five Year	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A
Since Inception	22.49%	22.15%	22.88%
Inception Date	08/31/22	08/31/22
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	0.21%	0.48%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio

See Notes to Financial Statements.

Growth Equity Index Fund (Unaudited)
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses (before expense payments by broker-dealers and excluding interest, taxes, brokerage commissions, extraordinary expenses,acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) to 0.20% for the Institutional Class and 0.47% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2024.

Investor Class*
Russell 1000® Growth Index**
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$13,164
$13,060
2022
2023

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since August 31, 2022 with all dividends and capital gains reinvested, with the Russell® 1000 Growth Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

GROWTH EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
COMMON STOCKS — 93.5%
Communication Services — 10.8%
Alphabet, Inc. Class A*	50,243	$ 7,018,445
Alphabet, Inc. Class C*	41,875	5,901,444
Charter Communications, Inc. Class A*	861	334,653
Iridium Communications, Inc.	1,490	61,328
Liberty Broadband Corporation*	137	11,041
Live Nation Entertainment, Inc.*	287	26,863
Meta Platforms, Inc. Class A*	18,561	6,569,852
Netflix, Inc.*	3,616	1,760,558
Nexstar Media Group, Inc. Class A	97	15,205
Pinterest, Inc. Class A*	4,699	174,051
Playtika Holding Corporation*	453	3,950
ROBLOX Corporation Class A*	3,775	172,593
Roku, Inc.*	157	14,391
Spotify Technology SA*	1,103	207,265
TKO Group Holdings, Inc.	371	30,266
Trade Desk, Inc. (The) Class A*	3,749	269,778
ZoomInfo Technologies, Inc.*	1,046	19,340
		22,591,023
Consumer Discretionary — 14.9%
Airbnb, Inc. Class A*	3,400	462,876
Amazon.com, Inc.*	75,614	11,488,791
AutoZone, Inc.*	126	325,787
Best Buy Co., Inc.	248	19,413
Booking Holdings, Inc.*	301	1,067,713
Bright Horizons Family Solutions, Inc.*	70	6,597
Burlington Stores, Inc.*	482	93,739
CarMax, Inc.Δ*	86	6,600
Chipotle Mexican Grill, Inc.*	232	530,575
Choice Hotels International, Inc.Δ	278	31,497
Coupang, Inc.*	10,023	162,272
Crocs, Inc.*	433	40,447
Darden Restaurants, Inc.	585	96,116
Deckers Outdoor Corporation*	198	132,349
Domino’s Pizza, Inc.	270	111,302
DoorDash, Inc. Class A*	2,032	200,944
eBay, Inc.	359	15,660
Etsy, Inc.	556	45,064
Expedia Group, Inc.*	871	132,209
Five Below, Inc.*	413	88,035
Floor & Decor Holdings, Inc. Class A*	853	95,161
H&R Block, Inc.	1,223	59,157
Hilton Worldwide Holdings, Inc.	1,148	209,039
Home Depot, Inc. (The)	8,481	2,939,091
Lowe’s Cos., Inc.	3,635	808,969
Lululemon Athletica, Inc.*	912	466,296
Marriott International, Inc. Class A	2,080	469,061
McDonald’s Corporation	2,789	826,966
Murphy U.S.A., Inc.	118	42,074
NIKE, Inc. Class B	5,233	568,147
Norwegian Cruise Line Holdings, Ltd.*	1,153	23,106
NVR, Inc.*	2	14,001
O’Reilly Automotive, Inc.*	427	405,684
	Shares	Value
Peloton Interactive, Inc. Class A*	2,924	$ 17,807
Planet Fitness, Inc. Class A*	450	32,850
Pool Corporation	333	132,770
RH*	18	5,247
Ross Stores, Inc.	2,591	358,568
Royal Caribbean Cruises, Ltd.*	555	71,867
Service Corporation International	800	54,760
Starbucks Corporation	9,604	922,080
Tesla, Inc.*	23,132	5,747,839
Texas Roadhouse, Inc.	486	59,404
TJX Cos., Inc. (The)	9,661	906,298
TopBuild Corporation*	33	12,351
Tractor Supply Co.	951	204,494
Travel + Leisure Co.	386	15,089
Ulta Beauty, Inc.*	399	195,506
Vail Resorts, Inc.	104	22,201
Valvoline, Inc.*	360	13,529
Victoria's Secret & Co.	263	6,980
Wayfair, Inc. Class A*	267	16,474
Wendy's Co. (The)	1,644	32,025
Williams-Sonoma, Inc.	96	19,371
Wingstop, Inc.	228	58,500
Wyndham Hotels & Resorts, Inc.	239	19,218
YETI Holdings, Inc.*	280	14,498
Yum! Brands, Inc.	2,357	307,966
		31,232,430
Consumer Staples — 4.1%
Albertsons Cos., Inc. Class A	1,025	23,575
BJ's Wholesale Club Holdings, Inc.*	617	41,129
Casey’s General Stores, Inc.	66	18,133
Celsius Holdings, Inc.*	1,272	69,349
Church & Dwight Co., Inc.	2,019	190,917
Clorox Co. (The)	1,161	165,547
Coca-Cola Co. (The)	18,242	1,075,001
Costco Wholesale Corporation	3,755	2,478,600
Dollar General Corporation	1,894	257,489
Estee Lauder Cos., Inc. (The) Class A	669	97,841
Hershey Co. (The)	1,149	214,220
Kenvue, Inc.	5,491	118,221
Kimberly-Clark Corporation	3,250	394,908
Lamb Weston Holdings, Inc.	1,280	138,355
Monster Beverage Corporation*	6,589	379,592
PepsiCo, Inc.	8,678	1,473,872
Performance Food Group Co.*	624	43,150
Procter & Gamble Co. (The)	4,325	633,786
Sysco Corporation	4,828	353,072
Target Corporation	3,939	560,992
		8,727,749
Energy — 0.4%
APA Corporation	1,788	64,153
Cheniere Energy, Inc.	2,005	342,274
Halliburton Co.	1,716	62,033
Hess Corporation	1,266	182,507
New Fortress Energy, Inc.Δ	351	13,243
ONEOK, Inc.	280	19,662
Ovintiv, Inc.	653	28,680

See Notes to Financial Statements.

	Shares	Value
Targa Resources Corporation	1,566	$ 136,038
Texas Pacific Land Corporation	58	91,202
		939,792
Financials — 6.1%
American Express Co.	1,643	307,800
Ameriprise Financial, Inc.	895	339,948
Apollo Global Management, Inc.	4,427	412,552
Arch Capital Group, Ltd.*	583	43,299
Ares Management Corporation Class A	1,427	169,699
Arthur J. Gallagher & Co.	277	62,292
Blackstone, Inc.	6,071	794,815
Block, Inc.*	1,555	120,279
Blue Owl Capital, Inc.	717	10,683
Brown & Brown, Inc.	886	63,004
Equitable Holdings, Inc.	2,559	85,215
Euronet Worldwide, Inc.*	182	18,471
Everest Group, Ltd.	79	27,933
FactSet Research Systems, Inc.	348	166,013
First Citizens BancShares, Inc. Class A	6	8,514
Fiserv, Inc.*	1,437	190,891
FleetCor Technologies, Inc.*	536	151,479
Jack Henry & Associates, Inc.	233	38,075
Kinsale Capital Group, Inc.	173	57,939
KKR & Co., Inc.	1,272	105,385
Lincoln National Corporation	267	7,201
LPL Financial Holdings, Inc.	610	138,848
MarketAxess Holdings, Inc.	299	87,562
Marsh & McLennan Cos., Inc.	3,520	666,934
Mastercard, Inc. Class A	7,002	2,986,423
Moody’s Corporation	1,241	484,685
Morningstar, Inc.	227	64,977
MSCI, Inc.	323	182,705
PayPal Holdings, Inc.*	8,097	497,237
Primerica, Inc.	153	31,481
Progressive Corporation (The)	3,690	587,743
RLI Corporation	159	21,166
Ryan Specialty Holdings, Inc.*	1,138	48,957
S&P Global, Inc.	264	116,297
Shift4 Payments, Inc. Class AΔ*	282	20,964
Toast, Inc. Class A*	2,731	49,868
Tradeweb Markets, Inc. Class A	511	46,440
Visa, Inc. Class AΔ	13,489	3,511,861
Western Union Co. (The)	22	262
WEX, Inc.*	223	43,385
		12,769,282
Health Care — 9.8%
10X Genomics, Inc. Class A*	604	33,800
Abbott Laboratories	1,392	153,217
Agilent Technologies, Inc.	2,403	334,089
agilon health, Inc.Δ*	2,522	31,651
Align Technology, Inc.*	608	166,592
Alnylam Pharmaceuticals, Inc.*	1,258	240,794
Amgen, Inc.	3,703	1,066,538
Apellis Pharmaceuticals, Inc.*	1,057	63,272
	Shares	Value
BioMarin Pharmaceutical, Inc.*	1,317	$ 126,985
Bruker Corporation	1,212	89,058
Cardinal Health, Inc.	1,048	105,638
Cencora, Inc.	1,470	301,909
Certara, Inc.*	504	8,865
Chemed Corporation	120	70,170
Cigna Group (The)	299	89,536
DaVita, Inc.*	415	43,475
Dexcom, Inc.*	3,302	409,745
Doximity, Inc. Class A*	274	7,683
Edwards Lifesciences Corporation*	5,339	407,099
Elevance Health, Inc.	324	152,785
Eli Lilly and Co.	7,206	4,200,521
Exact Sciences Corporation*	1,059	78,345
Exelixis, Inc.*	7,287	174,815
GE HealthCare Technologies, Inc.	294	22,732
Globus Medical, Inc. Class A*	460	24,513
HCA Healthcare, Inc.	414	112,061
Humana, Inc.	476	217,918
IDEXX Laboratories, Inc.*	685	380,209
Illumina, Inc.*	411	57,228
Incyte Corporation*	3,534	221,900
Inspire Medical Systems, Inc.*	227	46,179
Insulet Corporation*	553	119,990
Intuitive Surgical, Inc.*	2,985	1,007,020
Ionis Pharmaceuticals, Inc.*	2,667	134,924
IQVIA Holdings, Inc.*	1,544	357,251
Karuna Therapeutics, Inc.*	648	205,099
Maravai LifeSciences Holdings, Inc. Class A*	994	6,511
Masimo Corporation*	378	44,305
McKesson Corporation	469	217,138
Medpace Holdings, Inc.*	181	55,482
Mettler-Toledo International, Inc.*	201	243,805
Molina Healthcare, Inc.*	304	109,838
Natera, Inc.*	1,411	88,385
Neurocrine Biosciences, Inc.*	1,866	245,864
Penumbra, Inc.*	275	69,173
Regeneron Pharmaceuticals, Inc.*	232	203,763
Repligen Corporation*	187	33,623
ResMed, Inc.	1,236	212,617
Roivant Sciences, Ltd.*	5,324	59,788
Sarepta Therapeutics, Inc.*	1,268	122,273
Shockwave Medical, Inc.*	291	55,453
Sotera Health Co.*	125	2,106
Stryker Corporation	839	251,247
Tandem Diabetes Care, Inc.*	305	9,022
Thermo Fisher Scientific, Inc.	2,158	1,145,445
Ultragenyx Pharmaceutical, Inc.*	1,534	73,356
UnitedHealth Group, Inc.	6,645	3,498,393
Veeva Systems, Inc. Class A*	1,215	233,912
Vertex Pharmaceuticals, Inc.*	2,382	969,212
Waters Corporation*	604	198,855
West Pharmaceutical Services, Inc.	691	243,315
Zoetis, Inc.	4,211	831,125
		20,487,612
See Notes to Financial Statements.

GROWTH EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Industrials — 5.5%
Advanced Drainage Systems, Inc.	436	$ 61,319
Allison Transmission Holdings, Inc.	19	1,105
American Airlines Group, Inc.*	1,345	18,480
Armstrong World Industries, Inc.	72	7,079
Automatic Data Processing, Inc.	3,062	713,354
Axon Enterprise, Inc.*	499	128,907
Boeing Co. (The)*	592	154,311
Booz Allen Hamilton Holding Corporation	1,241	158,736
Broadridge Financial Solutions, Inc.	834	171,596
C.H. Robinson Worldwide, Inc.	854	73,777
Caterpillar, Inc.	3,231	955,310
Ceridian HCM Holding, Inc.*	103	6,913
ChargePoint Holdings, Inc.Δ*	917	2,146
Cintas Corporation	679	409,206
Copart, Inc.*	7,044	345,156
CSX Corporation	2,523	87,472
Deere & Co.	2,077	830,530
Delta Air Lines, Inc.	491	19,753
Donaldson Co., Inc.	105	6,862
EMCOR Group, Inc.	124	26,713
Equifax, Inc.	704	174,092
Fastenal Co.	3,895	252,279
FTI Consulting, Inc.*	121	24,097
Genpact, Ltd.	801	27,803
Graco, Inc.	502	43,554
HEICO Corporation	359	64,214
HEICO Corporation Class A	496	70,650
Honeywell International, Inc.	1,006	210,968
Hubbell, Inc.	221	72,694
IDEX Corporation	18	3,908
Illinois ToolWorks, Inc.	2,058	539,073
J.B. Hunt Transport Services, Inc.	180	35,953
KBR, Inc.	382	21,167
Landstar System, Inc.	234	45,314
Lincoln Electric Holdings, Inc.	469	101,989
Lockheed Martin Corporation	1,888	855,717
Lyft, Inc. Class A*	3,446	51,656
Northrop Grumman Corporation	87	40,728
Old Dominion Freight Line, Inc.	756	306,429
Otis Worldwide Corporation	154	13,778
Paychex, Inc.	2,832	337,320
Paycom Software, Inc.	371	76,693
Paylocity Holding Corporation*	293	48,301
Quanta Services, Inc.	371	80,062
Rockwell Automation, Inc.	931	289,057
Rollins, Inc.	2,329	101,707
SiteOne Landscape Supply, Inc.*	59	9,588
Tetra Tech, Inc.	83	13,855
Toro Co. (The)	733	70,361
TransDigm Group, Inc.	61	61,708
Trex Co., Inc.*	643	53,234
Uber Technologies, Inc.*	16,474	1,014,304
U-Haul Holding Co.	627	44,166
Union Pacific Corporation	2,346	576,225
United Parcel Service, Inc. Class B	1,761	276,882
United Rentals, Inc.	112	64,223
	Shares	Value
Valmont Industries, Inc.	28	$ 6,538
Verisk Analytics, Inc.	1,169	279,227
W.W. Grainger, Inc.	373	309,101
Waste Management, Inc.	3,364	602,492
Watsco, Inc.	68	29,136
WillScot Mobile Mini Holdings Corporation*	504	22,428
Xylem, Inc.	111	12,694
		11,514,090
Information Technology — 40.3%
Adobe, Inc.*	3,851	2,297,507
Advanced Micro Devices, Inc.*	7,653	1,128,128
Allegro MicroSystems, Inc.*	447	13,531
Alteryx, Inc. Class A*	387	18,251
Amphenol Corporation Class A	2,470	244,851
ANSYS, Inc.*	633	229,703
Apple, Inc.	123,805	23,836,177
Applied Materials, Inc.	5,889	954,430
AppLovin Corporation Class A*	544	21,678
Arista Networks, Inc.*	2,075	488,683
Atlassian Corporation Class A*	1,322	314,451
Autodesk, Inc.*	1,824	444,108
Bentley Systems, Inc. Class B	1,697	88,549
Broadcom, Inc.	3,623	4,044,174
Cadence Design Systems, Inc.*	2,264	616,646
CDW Corporation	1,072	243,687
Cloudflare, Inc. Class A*	2,339	194,745
Confluent, Inc. Class A*	1,501	35,123
Crowdstrike Holdings, Inc. Class A*	1,791	457,278
Datadog, Inc. Class A*	2,321	281,723
DocuSign, Inc.*	1,770	105,227
DoubleVerify Holdings, Inc.*	867	31,888
Dropbox, Inc. Class A*	1,845	54,391
Dynatrace, Inc.*	1,850	101,177
Enphase Energy, Inc.*	1,031	136,236
Entegris, Inc.	79	9,466
EPAM Systems, Inc.*	472	140,344
Fair Isaac Corporation*	195	226,982
Five9, Inc.*	486	38,243
Fortinet, Inc.*	5,569	325,954
Gartner, Inc.*	654	295,026
Gen Digital, Inc.	1,826	41,669
Gitlab, Inc. Class A*	896	56,412
Globant SA*	384	91,384
GoDaddy, Inc. Class A*	806	85,565
HashiCorp, Inc. Class A*	817	19,314
HP, Inc.	1,973	59,368
HubSpot, Inc.*	382	221,766
Intuit, Inc.	2,310	1,443,819
Jabil, Inc.	521	66,375
Keysight Technologies, Inc.*	338	53,772
KLA Corporation	1,141	663,263
Lam Research Corporation	1,018	797,359
Lattice Semiconductor Corporation*	936	64,575
Manhattan Associates, Inc.*	442	95,171
Microchip Technology, Inc.	3,086	278,295
Microsoft Corporation	62,550	23,521,302

See Notes to Financial Statements.

	Shares	Value
MongoDB, Inc.*	573	$ 234,271
Monolithic Power Systems, Inc.	362	228,342
Motorola Solutions, Inc.	1,293	404,825
NetApp, Inc.	830	73,173
Nutanix, Inc. Class A*	917	43,732
NVIDIA Corporation	19,919	9,864,287
Okta, Inc.*	52	4,708
Oracle Corporation	5,440	573,539
Palantir Technologies, Inc. Class A*	15,650	268,711
Palo Alto Networks, Inc.*	2,533	746,931
Pegasystems, Inc.	132	6,450
Procore Technologies, Inc.*	635	43,955
PTC, Inc.*	543	95,003
Pure Storage, Inc. Class A*	2,110	75,243
QUALCOMM, Inc.	8,206	1,186,834
RingCentral, Inc. Class A*	475	16,126
Salesforce, Inc.*	6,019	1,583,840
ServiceNow, Inc.*	1,710	1,208,098
Smartsheet, Inc. Class A*	1,211	57,910
Snowflake, Inc. Class A*	2,604	518,196
Splunk, Inc.*	1,322	201,407
Synopsys, Inc.*	1,269	653,421
Teradata Corporation*	688	29,935
Teradyne, Inc.Δ	942	102,226
Texas Instruments, Inc.	3,248	553,654
Twilio, Inc. Class A*	353	26,782
Tyler Technologies, Inc.*	269	112,474
Ubiquiti, Inc.	16	2,233
UiPath, Inc. Class A*	2,306	57,281
Unity Software, Inc.*	906	37,046
Universal Display Corporation	150	28,689
VeriSign, Inc.*	31	6,385
Workday, Inc. Class A*	1,661	458,536
Zebra Technologies Corporation Class A*	28	7,653
Zscaler, Inc.*	735	162,847
		84,652,509
Materials — 0.6%
Avery Dennison Corporation	199	40,230
Eagle Materials, Inc.	53	10,750
Ecolab, Inc.	1,543	306,054
FMC Corporation	132	8,322
Graphic Packaging Holding Co.	1,018	25,094
PPG Industries, Inc.	460	68,793
RPM International, Inc.	160	17,861
Scotts Miracle-Gro Co. (The)	461	29,389
Sealed Air Corporation	435	15,886
Sherwin-Williams Co. (The)	1,680	523,992
Southern Copper CorporationΔ	942	81,078
Vulcan Materials Co.	294	66,741
		1,194,190
	Shares	Value
Real Estate — 0.9%
American Tower Corporation REIT	3,960	$ 854,885
CoStar Group, Inc.*	1,582	138,251
Crown Castle, Inc. REIT	539	62,087
Equinix, Inc. REIT	385	310,075
Equity LifeStyle Properties, Inc. REIT	686	48,390
Iron Mountain, Inc. REIT	1,257	87,965
Lamar Advertising Co. Class A REIT	504	53,565
Public Storage REIT	835	254,675
SBA Communications Corporation REIT	61	15,475
Simon Property Group, Inc. REIT	718	102,416
Sun Communities, Inc. REIT	275	36,754
		1,964,538
Utilities — 0.1%
AES Corporation (The)	4,723	90,917
Vistra Corporation	1,415	54,506
		145,423
Total Common Stocks (Cost $153,255,872)		196,218,638
FOREIGN COMMON STOCKS — 1.3%
Bermuda — 0.0%
RenaissanceRe Holdings, Ltd.	163	31,948
Brazil — 0.1%
NU Holdings, Ltd. Class A*	12,726	106,008
Canada — 0.0%
RB Global, Inc.	1,387	92,776
Ireland — 1.2%
Accenture PLC Class A	5,384	1,889,299
Allegion PLC	734	92,991
ICON PLC*	110	31,138
Jazz Pharmaceuticals PLC*	694	85,362
Linde PLC	405	166,338
Trane Technologies PLC	587	143,169
Willis Towers Watson PLC	121	29,185
		2,437,482
Jersey — 0.0%
Novocure, Ltd.*	838	12,511
Netherlands — 0.0%
Elastic NV*	701	79,003
Total Foreign Common Stocks (Cost $2,337,240)		2,759,728
MUTUAL FUNDS — 2.0%
iShares Russell 1000 Growth ETFΔ (Cost $3,849,959)	13,725	4,161,008
MONEY MARKET FUNDS — 3.1%
Northern Institutional Liquid Assets Portfolio (Shares), 5.40%Ø§	65,893	65,893
See Notes to Financial Statements.

GROWTH EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	5,758,790	$ 5,758,790
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	625,990	625,990
Total Money Market Funds (Cost $6,450,673)		6,450,673
TOTAL INVESTMENTS — 99.9% (Cost $165,893,744)		209,590,047
Other Assets in Excess of Liabilities — 0.1%		226,986
NET ASSETS — 100.0%		$209,817,033
Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2024	26	$6,266,000	$ 86,370
S&P 500® Micro E-Mini	03/2024	20	482,000	15,990
Total Futures Contracts outstanding at December 31, 2023			$6,748,000	$102,360
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$196,218,638	$196,218,638	$ —	$ —
Foreign Common Stocks	2,759,728	2,759,728	—	—
Money Market Funds	6,450,673	6,450,673	—	—
Mutual Funds	4,161,008	4,161,008	—	—
Total Assets - Investments in Securities	$209,590,047	$209,590,047	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 102,360	$ 102,360	$ —	$ —
Total Assets - Other Financial Instruments	$ 102,360	$ 102,360	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

Growth Equity Fund (Unaudited)
The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to have above average potential for growth in revenue and earnings. The Investor Class of the Fund underperformed its benchmark, the Russell 1000® Growth Index, for the one-year period ended December 31, 2023 (41.81% (net of fees) versus 42.68%). While the Fund experienced slight underperformance relative to the benchmark, it placed in the second quartile from a peer-relative perspective for the same period. Large capitalization growth stocks significantly outperformed large capitalization value stocks during 2023, as the market rewarded a handful of mega capitalization stocks, which accounted for a large portion of the performance of the benchmark index. This created a significant hurdle for active management as growth managers that were underweight in these particular stocks most likely experienced underperformance for the year. The Fund had a modest underweight to the technology sector and a modest overweight to the communication services sector. The allocation to cash and underweight exposure to technology detracted from benchmark-relative performance, while the underweight exposure and security selection within the industrials sector benefited benchmark-relative returns during the year.
In 2023, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek high, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in growth-oriented equities and would like to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. The Fund will not concentrate in any particular industry, but at times, it may be heavily invested in a particular economic sector. This may result in greater short-term price volatility. It is possible to lose money by investing in the Fund.
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	40.5
Consumer Discretionary	14.9
Communication Services	13.4
Health Care	10.2
Financials	7.6
Industrials	5.5
Consumer Staples	2.8
Money Market Funds	2.7
Materials	1.6
Real Estate	0.7
Energy	0.3
100.2
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	42.22%	41.81%	42.68%
Five Year	14.94%	14.64%	19.49%
Ten Year	11.97%	11.70%	14.85%
Since Inception	8.21%	8.02%	9.63%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	0.67%	0.93%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
See Notes to Financial Statements.

Growth Equity Fund (Unaudited)
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Investor Class*
Russell 1000® Growth Index**
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
$39,972
$30,224

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested, with the Russell 1000® Growth Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
COMMON STOCKS — 92.4%
Communication Services — 13.4%
Alphabet, Inc. Class A*	488,014	$ 68,170,676
Alphabet, Inc. Class C*	165,629	23,342,095
Live Nation Entertainment, Inc.Δ*	106,655	9,982,908
Meta Platforms, Inc. Class A*	156,378	55,351,557
Netflix, Inc.*	62,001	30,187,047
Spotify Technology SA*	7,386	1,387,903
Trade Desk, Inc. (The) Class A*	38,901	2,799,316
Walt Disney Co. (The)	119,374	10,778,278
		201,999,780
Consumer Discretionary — 14.7%
Airbnb, Inc. Class A*	19,021	2,589,519
Amazon.com, Inc.*	679,283	103,210,259
AutoZone, Inc.*	1,279	3,306,995
Chipotle Mexican Grill, Inc.*	8,122	18,574,689
D.R. Horton, Inc.	17,133	2,603,873
DoorDash, Inc. Class A*	41,851	4,138,645
Floor & Decor Holdings, Inc. Class AΔ*	13,838	1,543,767
Lowe’s Cos., Inc.	18,012	4,008,571
Marriott International, Inc. Class A	24,269	5,472,902
MercadoLibre, Inc.*	4,145	6,514,033
NIKE, Inc. Class B	76,265	8,280,091
O’Reilly Automotive, Inc.*	9,847	9,355,438
Starbucks Corporation	169,165	16,241,532
Tesla, Inc.*	122,770	30,505,890
Yum China Holdings, Inc.	39,829	1,689,945
Yum! Brands, Inc.	34,039	4,447,536
		222,483,685
Consumer Staples — 2.9%
Celsius Holdings, Inc.Δ*	50,872	2,773,541
Costco Wholesale Corporation	24,048	15,873,604
Estee Lauder Cos., Inc. (The) Class A	1,522	222,592
Monster Beverage Corporation*	422,301	24,328,761
		43,198,498
Energy — 0.3%
Cheniere Energy, Inc.	11,014	1,880,200
ConocoPhillips	20,168	2,340,900
		4,221,100
Financials — 7.5%
Apollo Global Management, Inc.	103,201	9,617,301
Blackstone, Inc.	24,827	3,250,351
Block, Inc.*	114,180	8,831,823
Carlyle Group, Inc. (The)Δ	232,221	9,449,072
Charles Schwab Corporation (The)	8,854	609,155
FactSet Research Systems, Inc.	12,960	6,182,568
Mastercard, Inc. Class A	91,351	38,962,115
Morgan Stanley	19,511	1,819,401
MSCI, Inc.	1,221	690,659
PayPal Holdings, Inc.*	56,702	3,482,070
SEI Investments Co.	73,824	4,691,515
Visa, Inc. Class AΔ	96,332	25,080,036
		112,666,066
	Shares	Value
Health Care — 9.5%
10X Genomics, Inc. Class A*	21,602	$ 1,208,848
Agilent Technologies, Inc.	40,134	5,579,830
Align Technology, Inc.*	7,432	2,036,368
Alnylam Pharmaceuticals, Inc.*	4,102	785,164
Dexcom, Inc.*	42,999	5,335,746
Edwards Lifesciences Corporation*	37,360	2,848,700
Eli Lilly and Co.	33,092	19,289,989
Exact Sciences Corporation*	41,342	3,058,481
HCA Healthcare, Inc.	3,421	925,996
Illumina, Inc.*	36,548	5,088,943
Intuitive Surgical, Inc.*	62,775	21,177,774
McKesson Corporation	10,815	5,007,129
Moderna, Inc.*	5,063	503,515
Regeneron Pharmaceuticals, Inc.*	18,992	16,680,484
Thermo Fisher Scientific, Inc.	10,561	5,605,673
Ultragenyx Pharmaceutical, Inc.*	24,812	1,186,510
UnitedHealth Group, Inc.	39,758	20,931,394
Veeva Systems, Inc. Class A*	26,590	5,119,107
Vertex Pharmaceuticals, Inc.*	26,093	10,616,981
Zoetis, Inc.	56,204	11,092,983
		144,079,615
Industrials — 4.7%
Boeing Co. (The)*	85,224	22,214,488
Copart, Inc.*	242,552	11,885,048
Deere & Co.	12,930	5,170,319
Expeditors International of Washington, Inc.	49,186	6,256,459
Quanta Services, Inc.	11,008	2,375,526
TransDigm Group, Inc.	5,581	5,645,740
Uber Technologies, Inc.*	253,310	15,596,297
W.W. Grainger, Inc.	2,920	2,419,775
		71,563,652
Information Technology — 37.9%
Adobe, Inc.*	12,221	7,291,049
Advanced Micro Devices, Inc.*	114,387	16,861,788
Amphenol Corporation Class A	40,719	4,036,474
Apple, Inc.	407,422	78,440,958
Arista Networks, Inc.*	13,792	3,248,154
Atlassian Corporation Class A*	12,178	2,896,659
Autodesk, Inc.*	49,604	12,077,582
Broadcom, Inc.	9,750	10,883,437
Cloudflare, Inc. Class A*	18,956	1,578,277
Cognizant Technology Solutions Corporation Class A	25,853	1,952,677
Datadog, Inc. Class A*	24,866	3,018,235
Entegris, Inc.	18,598	2,228,412
First Solar, Inc.*	4,949	852,614
HubSpot, Inc.*	4,524	2,626,363
Intuit, Inc.	38,004	23,753,640
Jabil, Inc.	16,895	2,152,423
Lam Research Corporation	22,936	17,964,851
Microsoft Corporation	410,051	154,195,578
MongoDB, Inc.*	3,986	1,629,676
NVIDIA Corporation	172,968	85,657,213

See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Okta, Inc.*	19,301	$ 1,747,319
ON Semiconductor Corporation*	18,052	1,507,884
Oracle Corporation	214,235	22,586,796
Palo Alto Networks, Inc.*	59,965	17,682,479
QUALCOMM, Inc.	47,609	6,885,690
Salesforce, Inc.*	143,761	37,829,270
ServiceNow, Inc.*	34,899	24,655,794
Snowflake, Inc. Class A*	18,565	3,694,435
Synopsys, Inc.*	10,758	5,539,402
Texas Instruments, Inc.	55,059	9,385,357
Workday, Inc. Class A*	27,915	7,706,215
		572,566,701
Materials — 0.8%
Freeport-McMoRan, Inc.	35,878	1,527,326
Martin Marietta Materials, Inc.	20,646	10,300,496
		11,827,822
Real Estate — 0.7%
CoStar Group, Inc.Δ*	118,525	10,357,900
Total Common Stocks (Cost $994,614,515)		1,394,964,819
FOREIGN COMMON STOCKS — 5.1%
Brazil — 0.1%
NU Holdings, Ltd. Class A*	230,826	1,922,781
Canada — 1.1%
Shopify, Inc. Class A*	217,553	16,947,379
China — 0.2%
Alibaba Group Holding, Ltd. ADR	40,739	3,157,680
Ireland — 2.9%
Accenture PLC Class A	56,952	19,985,026
Eaton Corporation PLC	28,409	6,841,455
Linde PLC	29,486	12,110,195
Trane Technologies PLC	17,776	4,335,567
		43,272,243
	Shares	Value
Netherlands — 0.1%
ASML Holding NV (NASDAQ Exchange)	1,879	$ 1,422,253
Singapore — 0.1%
Sea, Ltd. ADR*	21,662	877,311
Switzerland — 0.6%
Novartis AG ADR	49,189	4,966,613
Roche Holding AG ADRΔ	111,895	4,053,956
Sandoz Group AG ADRΔ*	9,838	314,914
		9,335,483
Total Foreign Common Stocks (Cost $68,365,972)		76,935,130
MONEY MARKET FUNDS — 2.7%
Northern Institutional Liquid Assets Portfolio (Shares), 5.40%Ø§	2,609,718	2,609,718
Northern Institutional U.S. Government Portfolio (Shares), 5.17%Ø	235,298	235,298
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	35,191,794	35,191,794
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø∞	1,756,327	1,756,327
Total Money Market Funds (Cost $39,793,137)		39,793,137
TOTAL INVESTMENTS — 100.2% (Cost $1,102,773,624)		1,511,693,086
Liabilities in Excess of Other Assets — (0.2)%		(2,402,730)
NET ASSETS — 100.0%		$1,509,290,356

Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2024	25	$6,025,000	$31,563

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,394,964,819	$1,394,964,819	$ —	$ —
Foreign Common Stocks	76,935,130	76,935,130	—	—
Money Market Funds	39,793,137	39,793,137	—	—
Total Assets - Investments in Securities	$1,511,693,086	$1,511,693,086	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 31,563	$ 31,563	$ —	$ —
Total Assets - Other Financial Instruments	$ 31,563	$ 31,563	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Small Cap Equity Fund (Unaudited)
The Fund invested in a diversified portfolio of domestic, small capitalization stocks with both value- and growth-style orientations. The Investor Class of the Fund outperformed its benchmark, the Russell 2000® Index, for the one-year period ended December 31, 2023 (14.57% (net of fees) versus 16.93%). Small capitalization stocks underperformed large capitalization stocks but still generated strong double-digit returns during a period where all sectors posted positive returns, with the exception of the utilities sector. The Fund maintained an allocation across all sectors, with a modest overweight to the industrials and financials sectors and modest underweights to the health care and energy sectors. Security selection across most sectors was detractive during the year. Security selection within the health care, energy and consumer discretionary sectors were the primary detractors from benchmark-relative returns, while the overweight exposure and security selection within the utilities sector contributed to benchmark-relative returns for the one-year period.
In 2023, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. In addition, currency forwards were used to hedge modest foreign currency exposure back to the U.S. dollar. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in stocks of small- to medium-sized U.S. companies and would like to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. Small capitalization stocks are subject to greater risk than large capitalization stocks due to more volatility and less liquidity. It is possible to lose money by investing in the Fund.
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Industrials	19.9
Financials	18.9
Information Technology	13.9
Health Care	12.5
Consumer Discretionary	10.6
Energy	6.2
Real Estate	4.7
Materials	4.0
Money Market Funds	4.0
Communication Services	2.2
Consumer Staples	2.1
Utilities	1.4
Master Limited Partnership	0.1
Rights	—**
100.5
**Rounds to less than 0.05%
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	14.90%	14.57%	16.93%
Five Year	11.65%	11.34%	9.97%
Ten Year	7.12%	6.84%	7.15%
Since Inception	7.71%	7.49%	8.08%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	0.94%	1.21%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio

See Notes to Financial Statements.

Small Cap Equity Fund (Unaudited)
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Investor Class*
Russell 2000® Index**
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$19,959
$19,384
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested, with the Russell 2000® Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
COMMON STOCKS — 91.1%
Communication Services — 2.0%
ATN International, Inc.	19,179	$ 747,406
Bandwidth, Inc. Class A*	21,574	312,176
Cable One, Inc.	4,216	2,346,583
Cardlytics, Inc.*	3,500	32,235
Clear Channel Outdoor Holdings, Inc.*	81,900	149,058
Entravision Communications Corporation Class A	240,839	1,004,299
IAC, Inc.Δ*	36,100	1,890,918
Integral Ad Science Holding Corporation*	232,800	3,349,992
Outbrain, Inc.*	3,625	15,877
Playstudios, Inc.Δ*	10,069	27,287
Playtika Holding CorporationΔ*	32,969	287,490
PubMatic, Inc. Class AΔ*	6,000	97,860
Scholastic Corporation	995	37,511
Stagwell, Inc.*	62,512	414,455
Townsquare Media, Inc. Class A	20,547	216,976
TrueCar, Inc.*	13,502	46,717
Vimeo, Inc.*	51,287	201,045
WideOpenWest, Inc.*	24,300	98,415
Yelp, Inc.*	49,539	2,345,176
Ziff Davis, Inc.Δ*	17,951	1,206,128
		14,827,604
Consumer Discretionary — 10.0%
1-800-Flowers.com, Inc. Class A*	22,015	237,322
1stdibs.com, Inc.*	2,758	12,907
2U, Inc.Δ*	54,073	66,510
Aaron's Co., Inc. (The)	32,865	357,571
Adtalem Global Education, Inc.*	30,800	1,815,660
American Axle & Manufacturing Holdings, Inc.Δ*	19,276	169,822
American Outdoor Brands, Inc.*	1,431	12,020
American Public Education, Inc.*	1,507	14,543
Atmus Filtration Technologies, Inc.Δ*	27,268	640,525
Bloomin' Brands, Inc.	63,674	1,792,423
Boot Barn Holdings, Inc.Δ*	26,700	2,049,492
Brinker International, Inc.*	41,124	1,775,734
Brunswick Corporation	36,567	3,537,857
Cavco Industries, Inc.*	2,516	872,096
Chegg, Inc.*	42,013	477,268
Chuy's Holdings, Inc.*	28,825	1,101,980
Cooper-Standard Holdings, Inc.*	4,802	93,831
Dana, Inc.	140,375	2,050,879
Dave & Buster's Entertainment, Inc.Δ*	69,295	3,731,536
European Wax Center, Inc. Class AΔ*	103,500	1,406,565
Figs, Inc. Class AΔ*	15,400	107,030
Funko, Inc. Class A*	46,028	355,796
Genesco, Inc.*	14,860	523,221
G-III Apparel Group, Ltd.*	27,437	932,309
Goodyear Tire & Rubber Co. (The)*	57,082	817,414
GoPro, Inc. Class A*	123,566	428,774
Helen of Troy, Ltd.*	11,359	1,372,281
	Shares	Value
Hibbett, Inc.	16,783	$ 1,208,712
Hooker Furnishings CorporationΔ	2,651	69,138
Jack in the Box, Inc.	14,744	1,203,553
KB HomeΔ	54,287	3,390,766
Kontoor Brands, Inc.Δ	18,817	1,174,557
Lands' End, Inc.Δ*	15,785	150,905
Landsea Homes Corporation*	20,550	270,027
Latham Group, Inc.*	16,985	44,671
La-Z-Boy, Inc.	28,687	1,059,124
Malibu Boats, Inc. Class A*	62,625	3,433,102
MarineMax, Inc.*	46,878	1,823,554
Meritage Homes Corporation	656	114,275
Movado Group, Inc.	900	27,135
OneWater Marine, Inc. Class AΔ*	39,538	1,335,989
Penske Automotive Group, Inc.	7,138	1,145,720
PetMed Express, Inc.Δ	21,100	159,516
Planet Fitness, Inc. Class AΔ*	2,519	183,887
Red Robin Gourmet Burgers, Inc.Δ*	21,136	263,566
Savers Value Village, Inc.Δ*	85,400	1,484,252
Skyline Champion Corporation*	45,462	3,376,008
Sleep Number Corporation*	19,600	290,668
Solo Brands, Inc. Class AΔ*	111,255	685,331
Sonic Automotive, Inc. Class A	34,000	1,911,140
Steven Madden, Ltd.Δ	86,148	3,618,216
Stoneridge, Inc.*	8,225	160,963
Tapestry, Inc.	97,222	3,578,742
Taylor Morrison Home Corporation Class A*	72,084	3,845,681
Texas Roadhouse, Inc.	2,051	250,694
ThredUp, Inc. Class AΔ*	7,100	15,975
Tilly's, Inc. Class A*	11,461	86,416
Topgolf Callaway Brands CorporationΔ*	114,100	1,636,194
Unifi, Inc.*	6,881	45,827
Universal Electronics, Inc.*	6,078	57,072
Universal Technical Institute, Inc.*	9,500	118,940
Vera Bradley, Inc.Δ*	21,857	168,299
Visteon Corporation*	16,000	1,998,400
Vizio Holding Corporation Class A*	84,459	650,334
VOXX International CorporationΔ*	2,698	28,815
Warby Parker, Inc. Class A*	59,635	840,853
Wingstop, Inc.	9,600	2,463,168
Worthington Enterprises, Inc.Δ	25,332	1,457,857
YETI Holdings, Inc.*	22,122	1,145,477
Zumiez, Inc.*	17,302	351,923
		74,078,808
Consumer Staples — 2.1%
Andersons, Inc. (The)Δ	16,515	950,273
BJ's Wholesale Club Holdings, Inc.*	55,500	3,699,630
Edgewell Personal Care Co.	71,334	2,612,964
Hain Celestial Group, Inc. (The)*	3,295	36,080
J&J Snack Foods Corporation	17,739	2,964,897
Nature's Sunshine Products, Inc.*	5,942	102,737
Simply Good Foods Co. (The)*	48,600	1,924,560
SpartanNash Co.	19,211	440,893

See Notes to Financial Statements.

	Shares	Value
Spectrum Brands Holdings, Inc.	33,531	$ 2,674,768
		15,406,802
Energy — 6.0%
Atlas Energy Solutions, Inc.Δ	33,774	581,588
Berry Corporation	58,488	411,171
Cactus, Inc. Class A	119,569	5,428,433
California Resources CorporationΔ	27,420	1,499,326
Centrus Energy Corporation Class A*	3,788	206,105
ChampionX Corporation	92,491	2,701,662
Chord Energy Corporation	13,142	2,184,595
CNX Resources CorporationΔ*	42,220	844,400
CONSOL Energy, Inc.Δ	3,721	374,072
CVR Energy, Inc.	19,899	602,940
Delek US Holdings, Inc.	25,180	649,644
DHT Holdings, Inc.	31,424	308,269
Gulfport Energy Corporation*	9,502	1,265,666
Helix Energy Solutions Group, Inc.*	9,926	102,039
Magnolia Oil & Gas Corporation Class AΔ	306,258	6,520,233
Matador Resources Co.Δ	56,700	3,223,962
Newpark Resources, Inc.*	14,041	93,232
Northern Oil and Gas, Inc.Δ	58,775	2,178,789
Oil States International, Inc.*	47,098	319,795
Par Pacific Holdings, Inc.*	24,911	906,013
Patterson-UTI Energy, Inc.	346,164	3,738,571
Permian Resources Corporation	387,107	5,264,655
REX American Resources Corporation*	3,367	159,259
SM Energy Co.Δ	67,512	2,614,065
Southwestern Energy Co.*	242,527	1,588,552
World Fuel Services Corporation	42,007	956,920
		44,723,956
Financials — 18.6%
Amalgamated Financial Corporation	6,528	175,864
A-Mark Precious Metals, Inc.Δ	40,931	1,238,163
Amerant Bancorp, Inc.	2,789	68,526
Ameris Bancorp	42,927	2,277,277
Atlantic Union Bankshares CorporationΔ	966	35,298
AvidXchange Holdings, Inc.*	188,800	2,339,232
Axis Capital Holdings, Ltd.	56,137	3,108,306
Axos Financial, Inc.*	6,306	344,308
BankUnited, Inc.	77,838	2,524,286
BCB Bancorp, Inc.Δ	2,368	30,429
Berkshire Hills Bancorp, Inc.	19,037	472,689
Brighthouse Financial, Inc.*	5,754	304,502
BRP Group, Inc. Class AΔ*	91,701	2,202,658
Byline Bancorp, Inc.	5,492	129,392
Capital Bancorp, Inc.	546	13,213
Capital City Bank Group, Inc.	2,633	77,489
Carter Bankshares, Inc.*	972	14,551
Central Pacific Financial Corporation	10,516	206,955
City Holding Co.	14,653	1,615,640
CNO Financial Group, Inc.	109,366	3,051,311
Columbia Banking System, Inc.Δ	92,384	2,464,805
Community Trust Bancorp, Inc.	4,027	176,624
Compass Diversified Holdings	128,323	2,880,851
	Shares	Value
ConnectOne Bancorp, Inc.	8,603	$ 197,095
Corebridge Financial, Inc.	9,276	200,918
Cullen/Frost Bankers, Inc.	2,499	271,117
Customers Bancorp, Inc.*	18,164	1,046,610
CVB Financial Corporation	100,602	2,031,154
Donegal Group, Inc. Class A	3,593	50,266
Donnelley Financial Solutions, Inc.*	11,770	734,095
East West Bancorp, Inc.	1,524	109,652
Eastern Bankshares, Inc.Δ	35,235	500,337
eHealth, Inc.*	3,233	28,192
Employers Holdings, Inc.	14,096	555,382
Enact Holdings, Inc.	8,180	236,320
Enterprise Financial Services Corporation	22,583	1,008,331
Essent Group, Ltd.	46,955	2,476,407
Euronet Worldwide, Inc.*	25,102	2,547,602
EVERTEC, Inc.	94,063	3,850,939
EZCORP, Inc. Class A*	38,747	338,649
FB Financial Corporation	13,347	531,878
Financial Institutions, Inc.	5,744	122,347
First BanCorpΔ	33,008	1,221,626
First BanCorp (New York Exchange)	220,801	3,632,176
First Financial Bancorp	60,542	1,437,873
First Financial CorporationΔ	6,075	261,407
First Foundation, Inc.	38,296	370,705
First Internet BancorpΔ	5,447	131,763
First Interstate BancSystem, Inc. Class AΔ	105,653	3,248,830
First Merchants Corporation	21,647	802,671
First Savings Financial Group, Inc.Δ	999	16,783
Five Star Bancorp	1,141	29,871
Flywire Corporation*	37,200	861,180
FNB CorporationΔ	264,142	3,637,235
FS Bancorp, Inc.	1,863	68,857
Granite Point Mortgage Trust, Inc. REIT	11,500	68,310
Great Ajax Corporation REIT	3,400	18,020
Great Southern Bancorp, Inc.Δ	2,345	139,176
Green Dot Corporation Class A*	40,172	397,703
Guaranty Bancshares, Inc.Δ	800	26,896
Hamilton Lane, Inc. Class A	60,821	6,899,534
Hanmi Financial Corporation	18,753	363,808
Hanover Insurance Group, Inc. (The)Δ	3,101	376,523
HarborOne Bancorp, Inc.	20,356	243,865
HBT Financial, Inc.	4,604	97,190
Hilltop Holdings, Inc.	27,820	979,542
Home BancShares, Inc.	118,824	3,009,812
HomeStreet, Inc.Δ	21,198	218,339
HomeTrust Bancshares, Inc.	4,818	129,701
Horace Mann Educators Corporation	15,633	511,199
Horizon Bancorp, Inc.	1,382	19,776
Independent Bank Corporation	23,072	1,518,368
Independent Bank Corporation (NASDAQ Exchange)	6,368	165,695
Independent Bank Group, Inc.	20,239	1,029,760
Investar Holding Corporation	1,661	24,766
Jackson Financial, Inc. Class A	28,997	1,484,646
James River Group Holdings, Ltd.	15,152	140,005
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Kearny Financial Corporation	13,760	$ 123,427
LendingClub Corporation*	86,313	754,376
LendingTree, Inc.*	810	24,559
Macatawa Bank Corporation	1,714	19,334
Mercantile Bank Corporation	2,654	107,169
Mercury General Corporation	10,968	409,216
Metropolitan Bank Holding CorporationΔ*	8,361	463,032
Midland States Bancorp, Inc.	7,569	208,602
MVB Financial Corporation	65,300	1,473,168
Navient CorporationΔ	50,549	941,222
NMI Holdings, Inc. Class A*	58,622	1,739,901
Northfield Bancorp, Inc.	1,000	12,580
Northrim BanCorp, Inc.	2,154	123,230
OceanFirst Financial Corporation	4,282	74,336
Ocwen Financial Corporation*	2,128	65,457
OFG Bancorp	24,381	913,800
Old National BancorpΔ	380,251	6,422,439
Old Second Bancorp, Inc.	1,933	29,846
Oportun Financial CorporationΔ*	10,550	41,251
Origin Bancorp, Inc.	10,402	369,999
Pacific Premier Bancorp, Inc.	123,611	3,598,316
Pathward Financial, Inc.	6,148	325,414
Peapack-Gladstone Financial Corporation	7,231	215,628
PJT Partners, Inc. Class A	40,012	4,076,022
Popular, Inc.Δ	10,631	872,486
PRA Group, Inc.Δ*	12,016	314,819
Preferred Bank	3,570	260,789
Primis Financial Corporation	6,684	84,619
Priority Technology Holdings, Inc.Δ*	105,290	374,832
ProAssurance Corporation	157,949	2,178,117
PROG Holdings, Inc.*	33,794	1,044,573
Provident Bancorp, Inc.Δ*	98	987
Provident Financial Services, Inc.Δ	38,204	688,818
QCR Holdings, Inc.	5,873	342,925
RBB Bancorp	4,966	94,553
Regional Management Corporation	3,540	88,783
Reinsurance Group of America, Inc.	4,901	792,884
Repay Holdings CorporationΔ*	43,548	371,900
Robinhood Markets, Inc. Class A*	6,683	85,141
Safety Insurance Group, Inc.	20,580	1,563,874
Selective Insurance Group, Inc.	26,192	2,605,580
Sierra Bancorp	3,644	82,172
Skyward Specialty Insurance Group, Inc.Δ*	17,813	603,504
SLM Corporation	20,946	400,488
SmartFinancial, Inc.	31	759
South Plains Financial, Inc.	2,500	72,400
Southern First Bancshares, Inc.*	2,442	90,598
SouthState Corporation	61,439	5,188,524
StoneX Group, Inc.*	8,175	603,560
Texas Capital Bancshares, Inc.Δ*	25,533	1,650,198
Third Coast Bancshares, Inc.*	1,848	36,720
TPG, Inc.	4,409	190,337
Trustmark Corporation	1,248	34,794
UMB Financial Corporation	37,110	3,100,541
United Community Banks, Inc.	55,403	1,621,092
	Shares	Value
United Fire Group, Inc.	6,607	$ 132,933
Universal Insurance Holdings, Inc.	20,082	320,910
Valley National BancorpΔ	408,785	4,439,405
Veritex Holdings, Inc.	8,743	203,450
Victory Capital Holdings, Inc. Class A	73,347	2,526,071
Webster Financial Corporation	46,719	2,371,456
WesBanco, Inc.	48,046	1,507,203
WSFS Financial Corporation	43,837	2,013,433
		137,661,823
Health Care — 11.5%
Aadi Bioscience, Inc.*	3,200	6,464
Addus HomeCare Corporation*	33,694	3,128,488
Agios Pharmaceuticals, Inc.*	59,388	1,322,571
American Well Corporation Class A*	142,586	212,453
Amicus Therapeutics, Inc.*	174,834	2,480,894
AMN Healthcare Services, Inc.Δ*	6,972	522,063
AngioDynamics, Inc.*	41,906	328,543
Apellis Pharmaceuticals, Inc.Δ*	10,160	608,178
Arcturus Therapeutics Holdings, Inc.*	1,950	61,484
Arcus Biosciences, Inc.Δ*	7,016	134,006
Artivion, Inc.*	82,730	1,479,212
Atea Pharmaceuticals, Inc.*	12,163	37,097
AtriCure, Inc.*	126,997	4,532,523
Azenta, Inc.Δ*	25,339	1,650,582
Blueprint Medicines Corporation*	38,216	3,525,044
Butterfly Network, Inc.Δ*	17,300	18,684
Cara Therapeutics, Inc.*	35,277	26,211
CareDx, Inc.Δ*	42,459	509,508
Castle Biosciences, Inc.*	19,971	430,974
Certara, Inc.Δ*	53,700	944,583
Codexis, Inc.*	33,902	103,401
Coherus Biosciences, Inc.Δ*	2,900	9,657
Computer Programs and Systems, Inc.*	15,347	171,886
CONMED CorporationΔ	19,393	2,123,727
Cue Health, Inc.*	4,531	736
Day One Biopharmaceuticals, Inc.Δ*	162,500	2,372,500
Design Therapeutics, Inc.*	13,300	35,245
Editas Medicine, Inc.*	15,058	152,538
Embecta Corporation	61,061	1,155,885
Emergent BioSolutions, Inc.Δ*	56,671	136,010
Enanta Pharmaceuticals, Inc.*	22,417	210,944
Enovis Corporation*	25,864	1,448,901
Envista Holdings Corporation*	38,682	930,689
Exelixis, Inc.*	12,040	288,840
Fate Therapeutics, Inc.*	93,205	348,587
FibroGen, Inc.Δ*	112,336	99,563
Gossamer Bio, Inc.Δ*	11,700	10,676
Halozyme Therapeutics, Inc.Δ*	59,603	2,202,927
Health Catalyst, Inc.*	51,178	473,908
HealthEquity, Inc.*	26,800	1,776,840
HealthStream, Inc.	3,767	101,822
Inogen, Inc.*	23,212	127,434
Insmed, Inc.*	86,763	2,688,785
Intra-Cellular Therapies, Inc.*	74,414	5,329,531
Ironwood Pharmaceuticals, Inc.*	92,742	1,060,969
iTeos Therapeutics, Inc.*	19,599	214,609

See Notes to Financial Statements.

	Shares	Value
Kodiak Sciences, Inc.Δ*	4,211	$ 12,801
Krystal Biotech, Inc.*	21,700	2,692,102
Lantheus Holdings, Inc.*	33,378	2,069,436
Ligand Pharmaceuticals, Inc.Δ*	24,425	1,744,434
MaxCyte, Inc.Δ*	35,249	165,670
Merit Medical Systems, Inc.*	34,726	2,637,787
Mersana Therapeutics, Inc.*	8,300	19,256
MoonLake ImmunotherapeuticsΔ*	42,200	2,548,458
Nektar TherapeuticsΔ*	161,219	91,089
NeoGenomics, Inc.Δ*	81,362	1,316,437
NGM Biopharmaceuticals, Inc.*	27,381	23,520
Nurix Therapeutics, Inc.Δ*	21,677	223,707
Omnicell, Inc.*	23,208	873,317
OraSure Technologies, Inc.*	16,693	136,883
Organogenesis Holdings, Inc.*	4,100	16,769
Orthofix Medical, Inc.*	31,953	430,726
Pacific Biosciences of California, Inc.Δ*	135,230	1,326,606
Pacira BioSciences, Inc.*	41,738	1,408,240
Phathom Pharmaceuticals, Inc.*	23,661	216,025
Phreesia, Inc.Δ*	78,490	1,817,044
PMV Pharmaceuticals, Inc.*	17,857	55,357
Poseida Therapeutics, Inc.*	10,700	35,952
Prestige Consumer Healthcare, Inc.*	57,265	3,505,763
PTC Therapeutics, Inc.*	17,627	485,800
Quanterix Corporation*	19,078	521,593
RAPT Therapeutics, Inc.Δ*	44,915	1,116,138
REGENXBIO, Inc.*	33,208	596,084
Relay Therapeutics, Inc.*	80,748	889,036
Sangamo Therapeutics, Inc.Δ*	37,816	20,545
Seer, Inc.Δ*	20,585	39,935
Sharecare, Inc.*	34,694	37,470
Shockwave Medical, Inc.*	15,190	2,894,606
Stoke Therapeutics, Inc.Δ*	4,505	23,696
Supernus Pharmaceuticals, Inc.*	68,760	1,989,914
Sutro Biopharma, Inc.Δ*	48,751	209,142
Tandem Diabetes Care, Inc.Δ*	7,377	218,212
Theravance Biopharma, Inc.Δ*	7,550	84,862
TransMedics Group, Inc.*	27,338	2,157,788
Travere Therapeutics, Inc.Δ*	159,856	1,437,105
Treace Medical Concepts, Inc.*	160,500	2,046,375
Vanda Pharmaceuticals, Inc.Δ*	72,061	304,097
Veradigm, Inc.*	69,502	729,076
Vir Biotechnology, Inc.*	11,198	112,652
Y-mAbs Therapeutics, Inc.*	394	2,687
Zimvie, Inc.*	21,046	373,567
Zymeworks, Inc.Δ*	33,269	345,665
		85,539,596
Industrials — 18.3%
ABM Industries, Inc.	47,115	2,112,165
ACV Auctions, Inc. Class AΔ*	132,100	2,001,315
AGCO Corporation	5,027	610,328
Allegiant Travel Co.Δ	13,794	1,139,522
Ameresco, Inc. Class A*	43,441	1,375,776
Applied Industrial Technologies, Inc.	29,943	5,170,857
ArcBest Corporation	15,481	1,860,971
Argan, Inc.	7,808	365,336
	Shares	Value
ASGN, Inc.*	32,302	$3,106,483
Astec Industries, Inc.	9,331	347,113
Atkore, Inc.*	8,315	1,330,400
AZEK Co., Inc. (The)*	61,900	2,367,675
Barrett Business Services, Inc.	4,228	489,602
Beacon Roofing Supply, Inc.*	28,093	2,444,653
Boise Cascade Co.	43,528	5,630,782
BrightView Holdings, Inc.*	100,151	843,271
Brink's Co. (The)	34,792	3,059,956
Casella Waste Systems, Inc. Class A*	98,296	8,400,376
Chart Industries, Inc.Δ*	13,857	1,889,125
Columbus McKinnon Corporation	45,322	1,768,464
Comfort Systems U.S.A., Inc.	6,900	1,419,123
Conduent, Inc.*	25,210	92,017
Construction Partners, Inc. Class AΔ*	27,182	1,182,961
Covenant Logistics Group, Inc.	6,917	318,459
Deluxe Corporation	67,537	1,448,669
Driven Brands Holdings, Inc.*	125,100	1,783,926
DXP Enterprises, Inc.*	16,518	556,657
Dycom Industries, Inc.*	2,596	298,774
EMCOR Group, Inc.	16,200	3,489,966
Enviri Corporation*	42,648	383,832
Esab Corporation	44,300	3,837,266
ESCO Technologies, Inc.Δ	14,032	1,642,165
ExlService Holdings, Inc.*	81,522	2,514,954
Exponent, Inc.	41,400	3,644,856
Federal Signal Corporation	58,158	4,463,045
Fluor Corporation*	14,397	563,931
Global Industrial Co.	5,718	222,087
GMS, Inc.*	34,658	2,856,859
Great Lakes Dredge & Dock Corporation*	4,270	32,794
Greenbrier Cos., Inc. (The)	4,202	185,644
H&E Equipment Services, Inc.	25,058	1,311,035
Heidrick & Struggles International, Inc.	6,211	183,411
Hexcel Corporation	55,400	4,085,750
Hillman Solutions Corporation*	169,457	1,560,699
HireRight Holdings Corporation*	13,418	180,472
Hub Group, Inc. Class A*	23,045	2,118,757
IBEX Holdings, Ltd.*	29,172	554,560
ICF International, Inc.	12,100	1,622,489
Insteel Industries, Inc.	6,243	239,044
Interface, Inc.	6,900	87,078
ITT, Inc.	16,500	1,968,780
JELD-WEN Holding, Inc.*	26,709	504,266
Kadant, Inc.Δ	10,117	2,835,896
Kaman Corporation	7,559	181,038
Karat Packaging, Inc.	7,120	176,932
Kelly Services, Inc. Class A	6,595	142,584
Korn Ferry	42,449	2,519,348
Limbach Holdings, Inc.*	1,458	66,295
Manitowoc Co., Inc. (The)*	33,237	554,726
Marten Transport, Ltd.	112,500	2,360,250
Matrix Service Co.*	8,100	79,218
Mistras Group, Inc.Δ*	4,709	34,470
MYR Group, Inc.*	18,507	2,676,667
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
NOW, Inc.*	47,765	$ 540,700
NV5 Global, Inc.*	8,125	902,850
OPENLANE, Inc.*	19,995	296,126
Paycor HCM, Inc.Δ*	73,100	1,578,229
Powell Industries, Inc.	7,426	656,458
Primoris Services Corporation	288	9,564
Proto Labs, Inc.*	13,740	535,310
Radiant Logistics, Inc.*	3,215	21,348
RBC Bearings, Inc.Δ*	7,100	2,022,719
Regal Beloit Corporation	23,321	3,451,974
Resideo Technologies, Inc.*	38,441	723,460
Resources Connection, Inc.	15,639	221,605
REV Group, Inc.	8,922	162,113
Saia, Inc.Δ*	1,750	766,885
Science Applications International Corporation	6,939	862,657
Steelcase, Inc. Class A	59,517	804,670
Sun Country Airlines Holdings, Inc.*	102,519	1,612,624
Tetra Tech, Inc.	19,500	3,255,135
Timken Co. (The)	43,803	3,510,810
Titan International, Inc.*	34,000	505,920
Titan Machinery, Inc.*	21,578	623,173
Trinity Industries, Inc.	21,307	566,553
TrueBlue, Inc.*	32,482	498,274
TuSimple Holdings, Inc. Class A*	17,124	15,031
Tutor Perini Corporation*	33,103	301,237
Verra Mobility Corporation*	36,981	851,672
Werner Enterprises, Inc.Δ	57,834	2,450,427
WillScot Mobile Mini Holdings Corporation*	57,204	2,545,578
Zurn Water Solutions CorporationΔ	63,521	1,868,153
		135,457,175
Information Technology — 12.8%
Adeia, Inc.Δ	49,358	611,546
ADTRAN Holdings, Inc.	47,575	349,200
Allegro MicroSystems, Inc.*	32,800	992,856
Alpha & Omega Semiconductor, Ltd.*	4,280	111,537
American Software, Inc. Class A	9,150	103,396
Avnet, Inc.	58,864	2,966,746
Belden, Inc.	11,197	864,968
Benchmark Electronics, Inc.	3,834	105,972
Box, Inc. Class AΔ*	65,305	1,672,461
Brightcove, Inc.*	3,770	9,764
Clearwater Analytics Holdings, Inc. Class A*	182,108	3,647,623
Coherent Corporation*	87,755	3,819,975
Cohu, Inc.*	96,633	3,419,842
Comtech Telecommunications Corporation	15,366	129,535
CS Disco, Inc.*	12,053	91,482
Daktronics, Inc.*	32,805	278,186
Dropbox, Inc. Class A*	35,270	1,039,760
DXC Technology Co.Δ*	11,729	268,242
DZS, Inc.Δ*	5,534	10,902
E2open Parent Holdings, Inc.*	28,400	124,676
Edgio, Inc.Δ*	9,158	3,137
FARO Technologies, Inc.*	18,552	417,977
FormFactor, Inc.Δ*	37,300	1,555,783
	Shares	Value
Guidewire Software, Inc.Δ*	3,060	$ 333,662
HashiCorp, Inc. Class A*	69,300	1,638,252
Ichor Holdings, Ltd.*	35,179	1,183,070
Instructure Holdings, Inc.Δ*	49,462	1,335,969
Kulicke & Soffa Industries, Inc.	108,119	5,916,272
KVH Industries, Inc.*	3,807	20,025
Kyndryl Holdings, Inc.*	13,728	285,268
LiveRamp Holdings, Inc.*	39	1,477
MACOM Technology Solutions Holdings, Inc.*	50,174	4,663,673
MaxLinear, Inc.*	60,967	1,449,186
MeridianLink, Inc.*	14,560	360,651
MKS Instruments, Inc.	4,892	503,240
NETGEAR, Inc.*	26,470	385,933
Nutanix, Inc. Class A*	25,183	1,200,977
ON24, Inc.Δ	7,148	56,326
Onto Innovation, Inc.*	16,600	2,538,140
PowerSchool Holdings, Inc. Class AΔ*	174,900	4,120,644
Progress Software Corporation	21,813	1,184,446
Q2 Holdings, Inc.*	111,245	4,829,145
Quantum Corporation*	13,340	4,656
Rackspace Technology, Inc.Δ*	52,935	105,870
Rapid7, Inc.*	37,088	2,117,725
Ribbon Communications, Inc.Δ*	53,233	154,376
ScanSource, Inc.Δ*	4,729	187,316
SecureWorks Corporation Class A*	2,403	17,734
Semtech CorporationΔ*	57,774	1,265,828
SentinelOne, Inc. Class A*	4,422	121,340
Silicon Laboratories, Inc.*	19,959	2,639,977
SMART Global Holdings, Inc.Δ*	23,132	437,889
Smartsheet, Inc. Class A*	77,600	3,710,832
SolarWinds Corporation*	30,139	376,436
Sprout Social, Inc. Class AΔ*	59,451	3,652,669
SPS Commerce, Inc.Δ*	13,052	2,530,000
Squarespace, Inc. Class A*	31,453	1,038,263
Synaptics, Inc.Δ*	34,000	3,878,720
Teradata Corporation*	68,173	2,966,207
Turtle Beach Corporation*	12,425	136,054
Unisys Corporation*	34,796	195,553
Upland Software, Inc.Δ*	26,660	112,772
Varonis Systems, Inc.*	66,440	3,008,403
Verint Systems, Inc.*	49,357	1,334,120
Vertex, Inc. Class A*	145,000	3,906,300
Vontier Corporation	17,488	604,210
Workiva, Inc.*	52,673	5,347,890
Xerox Holdings CorporationΔ	10,825	198,422
Xperi, Inc.*	28,379	312,737
		94,964,221
Materials — 3.9%
Alpha Metallurgical Resources, Inc.	500	169,460
American Vanguard Corporation	12,800	140,416
Avient Corporation	48,700	2,024,459
Balchem Corporation	1,699	252,726
Clearwater Paper Corporation*	12,048	435,174
Ecovyst, Inc.*	47,740	466,420
Graphic Packaging Holding Co.Δ	162,717	4,010,974

See Notes to Financial Statements.

	Shares	Value
Huntsman Corporation	51,752	$ 1,300,528
Ingevity Corporation*	16,090	759,770
Kaiser Aluminum Corporation	20,976	1,493,281
Knife River CorporationΔ*	2,870	189,937
Louisiana-Pacific Corporation	4,013	284,241
Minerals Technologies, Inc.	74,118	5,285,355
Olympic Steel, Inc.	9,948	663,532
Origin Materials, Inc.Δ*	78,975	66,039
Pactiv Evergreen, Inc.	110,964	1,521,316
Quaker Chemical CorporationΔ	8,975	1,915,444
Ramaco Resources, Inc. Class AΔ	8,050	138,299
Ranpak Holdings Corporation*	28,100	163,542
Rayonier Advanced Materials, Inc.Δ*	35,463	143,625
Ryerson Holding Corporation	24,966	865,821
Schnitzer Steel Industries, Inc. Class A	17,305	521,919
Summit Materials, Inc. Class A*	90,049	3,463,284
SunCoke Energy, Inc.	65,270	701,000
Warrior Met Coal, Inc.	18,522	1,129,286
Worthington Steel, Inc.*	36,681	1,030,736
		29,136,584
Real Estate — 4.5%
Armada Hoffler Properties, Inc. REITΔ	103,151	1,275,978
CareTrust REIT, Inc.	77,192	1,727,557
Chatham Lodging Trust REIT	13,243	141,965
Compass, Inc. Class AΔ*	92,761	348,781
DiamondRock Hospitality Co. REITΔ	180,753	1,697,271
Douglas Elliman, Inc.	66,007	194,721
Easterly Government Properties, Inc. REITΔ	19,178	257,752
Equity Commonwealth REIT	62,607	1,202,054
Forestar Group, Inc.*	14,246	471,115
Four Corners Property Trust, Inc. REITΔ	73,389	1,856,742
Howard Hughes Holdings, Inc.Δ*	2,196	187,868
Independence Realty Trust, Inc. REIT	136,396	2,086,859
Kite Realty Group Trust REIT	130,035	2,972,600
LXP Industrial Trust REIT	170,353	1,689,902
National Storage Affiliates Trust REITΔ	77,800	3,226,366
Newmark Group, Inc. Class A	7,700	84,392
Opendoor Technologies, Inc.*	58,340	261,363
Orion Office REIT, Inc.Δ	39,800	227,656
Park Hotels & Resorts, Inc. REITΔ	4,895	74,893
Pebblebrook Hotel Trust REITΔ	9,479	151,474
Phillips Edison & Co., Inc. REITΔ	41,997	1,532,051
Physicians Realty Trust REIT	137,937	1,835,941
Plymouth Industrial REIT, Inc.	1,140	27,440
RE/MAX Holdings, Inc. Class AΔ	16,769	223,531
RLJ Lodging Trust REIT	115,496	1,353,613
RMR Group, Inc. (The) Class A	1,100	31,053
RPT Realty REIT	60,084	770,878
Ryman Hospitality Properties, Inc. REIT	18,761	2,064,836
Sunstone Hotel Investors, Inc. REITΔ	102,450	1,099,288
Terreno Realty Corporation REIT	33,585	2,104,772
	Shares	Value
UMH Properties, Inc. REIT	66,808	$ 1,023,499
Xenia Hotels & Resorts, Inc. REITΔ	79,363	1,080,924
		33,285,135
Utilities — 1.4%
ALLETE, Inc.	13,493	825,232
Black Hills Corporation	37,632	2,030,246
Northwest Natural Holding Co.	17,703	689,355
Northwestern Energy Group, Inc.	40,631	2,067,711
NRG Energy, Inc.Δ	16,757	866,337
ONE Gas, Inc.Δ	1,901	121,132
Southwest Gas Holdings, Inc.	21,564	1,366,079
Spire, Inc.	26,915	1,677,881
Vistra Corporation	18,905	728,221
		10,372,194
Total Common Stocks (Cost $608,952,270)		675,453,898
FOREIGN COMMON STOCKS — 5.3%
Bahamas — 0.1%
OneSpaWorld Holdings, Ltd.*	50,008	705,113
Bermuda — 0.2%
Fidelis Insurance Holdings, Ltd.Δ*	79,163	1,002,995
Hamilton Insurance Group, Ltd.*	35,463	530,172
		1,533,167
Canada — 0.7%
DIRTT Environmental SolutionsΔ*	96,127	33,356
IMAX Corporation*	85,285	1,280,981
Teekay Tankers, Ltd. Class A	11,783	588,796
Xenon Pharmaceuticals, Inc.Δ*	70,400	3,242,624
		5,145,757
Cayman Islands — 0.1%
Patria Investments, Ltd. Class A	41,625	645,604
Colombia — 0.5%
Tecnoglass, Inc.Δ	78,645	3,594,863
Denmark — 0.5%
Ascendis Pharma A/S ADR*	30,700	3,866,665
Ireland — 0.2%
Adient PLC*	24,917	905,982
Trinseo PLC	40,352	337,746
		1,243,728
Israel — 1.5%
CyberArk Software, Ltd.*	16,850	3,690,993
Global-e Online, Ltd.Δ*	67,800	2,686,914
JFrog, Ltd.*	137,400	4,755,414
		11,133,321
Jersey — 0.7%
WNS Holdings, Ltd. ADR*	82,490	5,213,368
Monaco — 0.2%
Scorpio Tankers, Inc.	18,309	1,113,187
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Panama — 0.0%
Banco Latinoamericano de Comercio Exterior SA	2,200	$ 54,428
Singapore — 0.0%
WaVe Life Sciences, Ltd.*	7,400	37,370
Sweden — 0.1%
Loomis ABΔ	33,869	901,614
United Kingdom — 0.5%
Cushman & Wakefield PLC*	126,523	1,366,448
Gates Industrial Corporation PLCΔ*	187,298	2,513,539
Luxfer Holdings PLC	16,223	145,034
		4,025,021
Total Foreign Common Stocks (Cost $34,833,728)		39,213,206
MASTER LIMITED PARTNERSHIP — 0.1%
Mach Natural Resources LP* (Cost $657,039)	35,351	582,938
RIGHTS — 0.0%
Aduro Biotech, Inc.†††*	2,713	—
DIRTT Environmental SolutionsΔ*	96,127	1,922
Omniab, Inc.†††*	7,376	1
Omniab, Inc. (NASDAQ Exchange)†††*	7,376	1
Total Rights (Cost $—)		1,924
MONEY MARKET FUNDS — 4.0%
Northern Institutional Liquid Assets Portfolio (Shares), 5.40%Ø§	12,218,785	12,218,785
Northern Institutional U.S. Government Portfolio (Shares), 5.17%Ø	68,269	68,269
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	16,612,080	16,612,080
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	1,038,750	1,038,750
Total Money Market Funds (Cost $29,937,884)		29,937,884
TOTAL INVESTMENTS — 100.5% (Cost $674,380,921)		745,189,850
Liabilities in Excess of Other Assets — (0.5)%		(3,630,732)
NET ASSETS — 100.0%		$741,559,118

See Notes to Financial Statements.

Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Index	03/2024	24	$2,457,240	$(57,008)
Forward Foreign Currency Contracts outstanding at December 31, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/28/24	Swedish Kronor	927,583	U.S. Dollars	92,781	UBS	$ (493)
03/28/24	U.S. Dollars	978,675	Swedish Kronor	9,940,888	UBS	(10,370)
Total Forward Foreign Currency Contracts outstanding at December 31, 2023						$(10,863)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$675,453,898	$675,453,898	$ —	$ —
Foreign Common Stocks:
Sweden	901,614	—	901,614	—
Other ^^	38,311,592	38,311,592	—	—
Total Foreign Common Stocks	39,213,206	38,311,592	901,614	—
Master Limited Partnership	582,938	582,938	—	—
Money Market Funds	29,937,884	29,937,884	—	—
Rights	1,924	1,922	—	2
Total Assets - Investments in Securities	$745,189,850	$744,288,234	$901,614	$ 2
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (10,863)	$ —	$ (10,863)	$ —
Futures Contracts	(57,008)	(57,008)	—	—
Total Liabilities - Other Financial Instruments	$ (67,871)	$ (57,008)	$ (10,863)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forward Foreign Currency Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended December 31, 2023.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2023.
See Notes to Financial Statements.

International Equity Index Fund (Unaudited)
With an annual return of 18.24%, developed non-U.S. markets (represented by the MSCI EAFE Index) saw strong positive performance in 2023, rebounding from a challenging 2022, but lagging their U.S. counterparts. Style had less of an impact on returns this year than in 2022 with the MSCI EAFE Value Index up 19.79% and MSCI EAFE Growth Index up 17.97%. Among major foreign developed markets, Japan, France and Germany were the largest contributors to index return, while Finland, New Zealand and Portugal were the relative laggards. Sector performance was positive across all sectors in a strong year for international markets, with information technology posting the highest returns and consumer staples and real estate up the least.
The Fund was passively managed and attempted to replicate the performance of its benchmark, the MSCI EAFE Index. The objective of the Fund is to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE Index. (The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.) The correlation between the Fund’s performance and its benchmark is expected to be greater than 98%. However, it could be lower in certain market environments and as a result of the exclusion of certain securities from the Fund’s portfolio due to the Fund’s faith-based investment policies and restrictions (100% would indicate a perfect correlation). For the one-year period ended December 31, 2023, the Investor Class of the Fund returned 17.87%, net of fees, while the target index returned 18.24%. The return differential was primarily a result of the faith-based restrictions of the Fund but also as a result of Fund expenses.
In 2023, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Derivatives involve different risks from, and in some respects greater than, those risks associated with investing directly in securities, currencies or other instruments. The derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	18.5
Industrials	16.1
Health Care	12.5
Consumer Discretionary	11.5
Consumer Staples	9.1
Information Technology	8.4
Materials	7.7
Energy	4.3
Communication Services	4.0
Utilities	3.4
Money Market Funds	3.1
Real Estate	2.2
100.8

See Notes to Financial Statements.

International Equity Index Fund (Unaudited)
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	18.08%	17.87%	18.24%
Five Year	7.59%	N/A	8.16%
Ten Year	N/A	N/A	N/A
Since Inception(1)	4.29%	8.51%	4.60%
Inception Date	06/01/15	04/29/22
Total Fund Operating Expenses (May 1, 2023 Prospectus)(2)#	0.22%	0.51%

(1)	The Since Inception benchmark performance is based on the start date of June 1, 2015, which corresponds with the inception date of the Institutional Class, the longest operating class of the Fund.
(2)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses (before expense payments by broker-dealers and excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) to 0.22% for the Institutional Class and 0.50% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2024.
See Notes to Financial Statements.

International Equity Index Fund (Unaudited)

Institutional Class*
MSCI EAFE Index**
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$14,721
$14,254
2015
2016
2017
2018
2019
2020
2021
2022
2023

The graph illustrates the results of a hypothetical $10,000 investment in the Institutional Class of the Fund since June 1, 2015 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI EAFE Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
FOREIGN COMMON STOCKS — 97.2%
Australia — 7.2%
Ampol, Ltd.	9,256	$ 228,116
ANZ Group Holdings, Ltd.	155,132	2,740,877
APA Group	56,822	330,678
ASX, Ltd.	9,397	403,723
Aurizon Holdings, Ltd.	144,275	373,519
BHP Group, Ltd.	275,010	9,395,611
BlueScope Steel, Ltd.	21,263	338,985
Brambles, Ltd.	107,348	994,997
Cochlear, Ltd.	7,986	1,624,719
Coles Group, Ltd.	137,380	1,509,128
Commonwealth Bank of Australia	93,381	7,117,223
Computershare, Ltd.	31,223	520,031
CSL, Ltd.	32,664	6,367,818
Dexus REIT	65,896	344,382
Fortescue, Ltd.	86,232	1,700,266
Goodman Group REIT	96,925	1,668,744
GPT Group (The) REIT	15,364	48,488
IDP Education, Ltd.Δ	17,951	244,872
Insurance Australia Group, Ltd.	115,449	446,253
Macquarie Group, Ltd.	19,625	2,456,693
Medibank Pvt., Ltd.	179,765	436,428
Mineral Resources, Ltd.	7,000	333,435
Mirvac Group REIT	260,355	370,388
National Australia Bank, Ltd.	204,242	4,268,840
Northern Star Resources, Ltd.	45,766	424,622
Orica, Ltd.	17,805	193,545
Origin Energy, Ltd.	81,077	467,871
Pilbara Minerals, Ltd.Δ	120,000	322,095
Qantas Airways, Ltd.*	66,392	243,195
QBE Insurance Group, Ltd.	75,406	764,058
REA Group, Ltd.Δ	4,130	509,268
Rio Tinto, Ltd.	16,350	1,513,974
Santos, Ltd.	155,840	810,291
Scentre Group REIT	265,947	541,577
SEEK, Ltd.	16,462	299,494
Sonic Healthcare, Ltd.	65,006	1,420,429
South32, Ltd.	212,814	481,309
Stockland REIT	133,688	405,427
Suncorp Group, Ltd.	68,156	645,394
Telstra Corporation, Ltd.	341,734	923,461
Transurban Group	182,153	1,702,107
Vicinity Centres REIT	216,299	300,464
Wesfarmers, Ltd.	62,996	2,449,847
Westpac Banking Corporation	173,355	2,704,769
WiseTech Global, Ltd.	6,300	322,904
Woodside Energy Group, Ltd.	102,306	2,160,357
Woolworths Group, Ltd.	99,504	2,524,412
		66,395,084
Austria — 0.2%
Erste Group Bank AG	21,419	867,575
OMV AG	10,806	474,089
Verbund AG	5,255	486,989
voestalpine AG	4,506	141,875
		1,970,528
	Shares	Value
Belgium — 0.7%
Ageas SA/NV	10,480	$ 455,571
D'ieteren Group	2,641	516,612
Elia Group SA/NVΔ	2,782	348,237
Groupe Bruxelles Lambert NV	5,725	450,860
KBC Group NV	21,628	1,403,643
Sofina SAΔ	865	215,667
Syensqo SA*	9,910	1,031,218
UCB SA	19,739	1,720,681
Umicore SAΔ	9,507	261,509
Warehouses De Pauw CVA REIT	12,473	392,627
		6,796,625
Denmark — 3.1%
AP Moeller - Maersk A/S Class A	649	1,152,813
AP Moeller - Maersk A/S Class B	610	1,098,015
Chr. Hansen Holding A/S	13,414	1,124,995
Coloplast A/S Class BΔ	25,701	2,936,754
Danske Bank A/S	112,273	3,001,203
Demant A/S*	18,113	794,439
DSV A/S	24,494	4,303,762
Genmab A/S*	10,830	3,453,178
Novozymes A/S Class BΔ	27,803	1,528,425
Orsted A/S 144AΔ	25,730	1,426,383
Pandora A/S	15,325	2,118,760
ROCKWOOL International A/S Class B	2,073	606,503
Tryg A/S	43,880	954,926
Vestas Wind Systems A/S*	132,117	4,180,410
		28,680,566
Finland — 1.0%
Elisa OYJ	7,229	334,142
Fortum OYJΔ	22,487	324,806
Kesko OYJ Class B	12,949	256,697
Kone OYJ Class B	19,989	999,872
Neste OYJ	21,037	747,862
Nokia OYJ	358,262	1,220,216
Nordea Bank Abp	184,779	2,294,004
Orion OYJ Class B	17,254	747,639
Sampo OYJ Class A	35,114	1,538,426
Stora Enso OYJ, R Shares	34,560	478,848
UPM-Kymmene OYJΔ	11,906	449,103
		9,391,615
France — 10.9%
Accor SA	16,778	642,196
Aeroports de Paris SA	2,268	294,285
Air Liquide SA	35,542	6,919,865
Alstom SAΔ	13,681	184,492
Arkema SA	2,715	309,287
AXA SA	97,306	3,177,669
BioMerieux	6,876	765,020
BNP Paribas SA	59,911	4,160,562
Bollore SE	40,000	250,313
Bouygues SA	11,283	425,699
Bureau Veritas SA	15,449	390,856
Capgemini SE	9,756	2,038,922

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Carrefour SA	98,085	$ 1,796,392
Cie de Saint-Gobain SA	26,241	1,935,203
Cie Generale des Etablissements Michelin SCA	56,663	2,035,706
Credit Agricole SA	30,092	427,808
Danone SA	50,297	3,263,197
Dassault Aviation SA	2,825	559,718
Dassault Systemes SE	37,571	1,839,000
Edenred SE	19,978	1,195,578
Eiffage SA	6,925	743,403
Engie SA	92,715	1,633,295
EssilorLuxottica SA	22,374	4,492,672
Eurazeo SE	3,083	245,142
Gecina SA REIT	2,894	352,313
Getlink SE	29,669	543,384
Hermes International SCA	2,518	5,352,048
Ipsen SA	7,320	873,198
Kering SA	5,668	2,510,349
Klepierre REITΔ	14,221	388,243
L’Oreal SA	17,503	8,725,259
Legrand SA	16,102	1,676,803
Orange SA	132,848	1,514,155
Publicis Groupe SA	12,484	1,159,912
Renault SA	16,883	690,513
Safran SA	18,996	3,349,193
Sanofi SA	74,351	7,388,464
Sartorius Stedim Biotech	3,225	855,214
Schneider Electric SE	26,838	5,402,655
Societe Generale SA	58,734	1,562,637
Sodexo SAΔ	8,568	943,238
Teleperformance SE	3,388	496,028
Thales SA	6,325	936,560
TotalEnergies SE	153,051	10,407,319
Unibail-Rodamco-Westfield CDI*	10,140	37,343
Unibail-Rodamco-Westfield REIT*	6,095	450,807
Veolia Environnement SA	31,981	1,010,813
Vinci SA	27,022	3,400,591
Vivendi SE	35,000	374,674
Worldline SA 144A*	13,200	229,548
		100,357,541
Germany — 7.8%
adidas AG	11,209	2,277,745
Allianz SE	19,078	5,098,430
BASF SE	49,106	2,644,215
Bayerische Motoren Werke AG	18,094	2,013,349
Bechtle AG	3,882	194,440
Beiersdorf AG	11,389	1,705,557
Brenntag SE	7,869	723,220
Carl Zeiss Meditec AG	4,095	445,759
Commerzbank AG	49,702	590,748
Continental AG	4,960	421,260
Covestro AG 144A*	8,920	519,785
Daimler Truck Holding AG	22,258	836,101
Delivery Hero SE 144A*	7,927	218,175
Deutsche Bank AG	104,927	1,432,368
Deutsche Boerse AG	11,154	2,296,997
Deutsche Lufthansa AG*	49,931	443,899
	Shares	Value
Deutsche Post AG	54,831	$ 2,713,919
Deutsche Telekom AG	209,528	5,037,745
E.ON SE	94,768	1,273,214
Evonik Industries AG	13,302	271,746
Fresenius Medical Care AG	15,717	657,101
Fresenius SE & Co. KGaA	57,197	1,772,852
GEA Group AG	7,555	314,093
Hannover Rueck SE	3,483	832,799
HeidelbergCement AG	9,249	826,751
HelloFresh SE*	7,006	110,460
Henkel AG & Co. KGaA	12,105	868,517
Infineon Technologies AG	67,044	2,799,933
LEG Immobilien SE*	1,506	131,789
Mercedes-Benz Group AG	52,967	3,654,609
MTU Aero Engines AG	2,932	631,687
Muenchener Rueckversicherungs-Gesellschaft AG	8,326	3,453,740
Nemetschek SE	785	67,773
Puma SE	13,626	758,008
Rheinmetall AG	2,384	756,053
RWE AG	27,660	1,258,887
SAP SE	61,183	9,417,386
Siemens AG	44,317	8,314,282
Siemens Energy AG*	18,963	250,620
Siemens Healthineers AG 144A	25,788	1,497,216
Symrise AG	6,729	739,488
Volkswagen AG	1,304	170,635
Vonovia SE	23,337	733,288
Zalando SE 144A*	10,454	247,493
		71,424,132
Hong Kong — 2.1%
AIA Group, Ltd.	652,000	5,674,280
BOC Hong Kong Holdings, Ltd.	214,500	582,695
CK Asset Holdings, Ltd.	161,057	808,360
CLP Holdings, Ltd.	156,000	1,288,890
ESR Cayman, Ltd. 144AΔ	132,400	183,103
Futu Holdings, Ltd. ADRΔ*	2,522	137,777
Hang Lung Properties, Ltd.	117,000	162,666
Hang Seng Bank, Ltd.	34,300	400,468
Henderson Land Development Co., Ltd.	71,275	219,487
HKT Trust & HKT, Ltd.	289,000	345,045
Hong Kong & China Gas Co., Ltd.	562,138	431,038
Hong Kong Exchanges and Clearing, Ltd.	64,997	2,229,414
Hongkong Land Holdings, Ltd.	52,200	181,555
Jardine Matheson Holdings, Ltd.	13,200	543,349
Link REIT	154,304	866,426
MTR Corporation, Ltd.	183,463	712,083
Power Assets Holdings, Ltd.	86,500	501,501
Sino Land Co., Ltd.	356,447	387,630
SITC International Holdings Co., Ltd.	59,000	101,836
Sun Hung Kai Properties, Ltd.	109,500	1,184,940
Swire Pacific, Ltd. Class A	22,500	190,567
Swire Properties, Ltd.	63,800	129,148
Techtronic Industries Co., Ltd.	71,500	851,929

See Notes to Financial Statements.

	Shares	Value
WH Group, Ltd. 144A	585,591	$ 378,174
Wharf Real Estate Investment Co., Ltd.	115,000	388,755
Xinyi Glass Holdings, Ltd.Δ	95,866	107,675
		18,988,791
Ireland — 0.9%
Bank of Ireland Group PLC	80,800	733,539
CRH PLC	42,988	2,958,403
DCC PLC	5,616	413,231
James Hardie Industries PLC CDI*	25,315	976,043
Kerry Group PLC Class A	15,874	1,377,853
Kingspan Group PLC	13,457	1,163,026
Smurfit Kappa Group PLC	23,856	945,664
		8,567,759
Israel — 0.6%
Azrieli Group, Ltd.	1,239	80,140
Bank Hapoalim BM	76,213	684,665
Bank Leumi Le-Israel BM	72,431	582,912
Check Point Software Technologies, Ltd.*	6,172	943,020
CyberArk Software, Ltd.*	2,381	521,558
Elbit Systems, Ltd.	1,618	343,163
ICL Group, Ltd.	5,905	29,688
Israel Discount Bank, Ltd. Class A	52,953	265,132
Mizrahi Tefahot Bank, Ltd.	11,154	431,793
Nice, Ltd.*	3,728	741,420
Teva Pharmaceutical Industries, Ltd. ADR*	91,181	951,930
Wix.com, Ltd.*	2,346	288,605
		5,864,026
Italy — 1.9%
Amplifon SpA	15,067	522,081
Assicurazioni Generali SpA	54,358	1,148,450
DiaSorin SpA	692	71,320
Enel SpA	530,480	3,946,672
Eni SpA	160,136	2,716,130
FinecoBank Banca Fineco SpA	27,715	416,949
Infrastrutture Wireless Italiane SpA 144AΔ	26,318	333,210
Intesa Sanpaolo SpA	830,817	2,431,299
Mediobanca Banca di Credito Finanziario SpA	21,353	264,602
Moncler SpA	13,822	851,011
Nexi SpA 144A*	24,702	202,384
Poste Italiane SpA 144AΔ	25,999	295,524
Prysmian SpA	6,256	285,180
Recordati Industria Chimica e Farmaceutica SpA	16,364	882,393
Snam SpA	116,668	600,248
Terna - Rete Elettrica NazionaleΔ	90,920	758,514
UniCredit SpA	76,639	2,086,856
		17,812,823
Japan — 22.0%
Advantest CorporationΔ	35,600	1,199,562
Aeon Co., Ltd.	52,800	1,178,205
AGC, Inc.Δ	9,300	344,699
	Shares	Value
Aisin Corporation	3,600	$ 125,501
Ajinomoto Co., Inc.	33,800	1,301,091
Asahi Intecc Co., Ltd.	7,400	150,064
Asahi Kasei Corporation	28,600	211,078
Bandai Namco Holdings, Inc.	35,400	707,938
Bridgestone Corporation	41,300	1,705,747
Brother Industries, Ltd.	21,000	334,425
Canon, Inc.	66,900	1,716,234
Capcom Co., Ltd.	17,600	567,965
Central Japan Railway Co.	36,500	926,380
Chugai Pharmaceutical Co., Ltd.	68,800	2,599,151
Dai Nippon Printing Co., Ltd.	11,500	339,607
Daifuku Co., Ltd.	14,100	284,312
Dai-ichi Life Holdings, Inc.	49,600	1,052,161
Daiichi Sankyo Co., Ltd.	137,500	3,764,300
Daikin Industries, Ltd.	15,200	2,465,744
Daito Trust Construction Co., Ltd.	3,500	405,113
Daiwa House Industry Co., Ltd.	21,900	662,046
Daiwa House REIT Investment Corporation	101	180,103
Denso Corporation	118,000	1,771,457
Dentsu Group, Inc.Δ	11,700	299,560
Disco Corporation	5,700	1,407,711
East Japan Railway Co.	17,300	995,835
Eisai Co., Ltd.	27,700	1,379,216
ENEOS Holdings, Inc.	55,150	218,738
FANUC Corporation	49,000	1,438,107
Fast Retailing Co., Ltd.	11,000	2,720,068
Fuji Electric Co., Ltd.	5,000	214,310
FUJIFILM Holdings Corporation	21,500	1,288,490
Fujitsu, Ltd.	9,900	1,489,888
GLP J-REIT	17	16,922
Hamamatsu Photonics KK	6,400	262,578
Hankyu Hanshin Holdings, Inc.	14,100	448,096
Hikari Tsushin, Inc.	1,200	198,323
Hirose Electric Co., Ltd.Δ	1,805	203,854
Hitachi, Ltd.	50,200	3,610,873
Honda Motor Co., Ltd.	301,800	3,113,133
Hoya Corporation	30,600	3,810,901
Ibiden Co., Ltd.	4,100	226,180
Inpex Corporation	52,800	706,556
Isuzu Motors, Ltd.	25,100	321,774
ITOCHU Corporation	61,300	2,497,353
Japan Exchange Group, Inc.	25,800	544,522
Japan Metropolitan Fund Invest REIT	469	338,525
Japan Post Bank Co., Ltd.Δ	120,000	1,221,232
Japan Post Holdings Co., Ltd.	105,100	938,277
Japan Real Estate Investment Corporation REIT	83	343,368
JFE Holdings, Inc.	24,900	385,233
JSR CorporationΔ	6,200	176,417
Kansai Electric Power Co., Inc. (The)Δ	4,800	63,706
Kao Corporation	34,100	1,401,702
KDDI Corporation	95,000	3,013,258
KDX Realty Investment Corporation REIT	230	261,978
Keisei Electric Railway Co., Ltd.	5,400	254,830
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Keyence Corporation	10,900	$4,788,986
Kintetsu Group Holdings Co., Ltd.Δ	18,100	573,481
Kobe Bussan Co., Ltd.Δ	8,600	254,050
Koito Manufacturing Co., Ltd.	8,600	133,633
Komatsu, Ltd.	54,200	1,410,465
Konami Holdings Corporation	5,500	287,310
Kose CorporationΔ	1,400	104,643
Kubota Corporation	52,500	787,920
Kyocera Corporation	75,600	1,100,741
Kyowa Kirin Co., Ltd.	53,600	899,351
Lasertec Corporation	4,200	1,102,612
LY Corporation	129,000	456,181
M3, Inc.	36,000	594,083
Marubeni Corporation	83,500	1,314,669
MatsukiyoCocokara & Co.Δ	27,000	477,196
Mazda Motor Corporation	20,700	221,264
McDonald’s Holdings Co. Japan, Ltd.Δ	18,000	779,708
MEIJI Holdings Co., Ltd.	16,000	380,058
MINEBEA MITSUMI, Inc.	14,700	300,880
MISUMI Group, Inc.	13,600	229,619
Mitsubishi Chemical Group Corporation	63,200	386,349
Mitsubishi Corporation	201,900	3,216,119
Mitsubishi Electric Corporation	95,700	1,353,589
Mitsubishi Estate Co., Ltd.	66,800	915,699
Mitsubishi Heavy Industries, Ltd.	14,700	855,895
Mitsubishi UFJ Financial Group, Inc.	740,700	6,356,788
Mitsui & Co., Ltd.	81,600	3,057,059
Mitsui Chemicals, Inc.	9,400	277,977
Mitsui Fudosan Co., Ltd.	52,400	1,281,164
Mitsui OSK Lines, Ltd.	4,400	140,669
Mizuho Financial Group, Inc.	122,590	2,091,118
MonotaRO Co., Ltd.Δ	11,900	129,487
MS&AD Insurance Group Holdings, Inc.	24,200	951,516
Murata Manufacturing Co., Ltd.	90,900	1,920,897
NEC Corporation	11,400	673,582
Nexon Co., Ltd.	24,400	443,814
Nidec Corporation	22,800	919,003
Nintendo Co., Ltd.	61,000	3,174,067
Nippon Building Fund, Inc. REIT	69	298,693
NIPPON EXPRESS HOLDINGS, INC.	4,000	226,960
Nippon Paint Holdings Co., Ltd.	41,100	331,526
Nippon Prologis REIT, Inc.	121	232,657
Nippon Sanso Holdings Corporation	8,800	234,983
Nippon Steel Corporation	37,900	865,779
Nippon Telegraph & Telephone Corporation	1,725,000	2,106,370
Nippon Yusen KK	25,500	787,530
Nissan Chemical Corporation	5,900	229,738
Nissan Motor Co., Ltd.	112,800	441,040
Nissin Foods Holdings Co., Ltd.	23,100	806,648
Nitori Holdings Co., Ltd.	4,000	537,106
Nitto Denko Corporation	7,100	529,839
Nomura Holdings, Inc.	229,400	1,033,119
Nomura Real Estate Master Fund, Inc. REIT	184	215,195
	Shares	Value
Nomura Research Institute, Ltd.Δ	18,157	$ 527,329
NTT Data Corporation	31,300	442,446
Obic Co., Ltd.	3,600	619,398
Oji Holdings Corporation	23,900	91,869
Olympus Corporation	139,900	2,019,356
Omron Corporation	8,300	386,223
Ono Pharmaceutical Co., Ltd.	52,300	930,392
Oracle Corporation	700	53,885
Oriental Land Co., Ltd.Δ	60,500	2,248,682
ORIX Corporation	63,200	1,186,971
Osaka Gas Co., Ltd.	15,000	313,117
Otsuka Corporation	6,900	283,969
Otsuka Holdings Co., Ltd.	66,000	2,468,202
Pan Pacific International Holdings Corporation	18,800	447,524
Panasonic Holdings Corporation	118,600	1,167,923
Recruit Holdings Co., Ltd.	75,000	3,135,835
Renesas Electronics CorporationΔ*	63,600	1,137,229
Resona Holdings, Inc.	94,500	479,052
Ricoh Co., Ltd.	26,200	200,653
Rohm Co., Ltd.	16,400	313,088
SBI Holdings, Inc.	9,400	210,967
Secom Co., Ltd.	12,500	899,253
Seiko Epson Corporation	18,200	271,743
Sekisui House, Ltd.Δ	33,600	744,785
Seven & i Holdings Co., Ltd.	56,700	2,242,460
SG Holdings Co., Ltd.	13,100	187,800
Shimadzu Corporation	12,300	342,961
Shimano, Inc.	3,600	554,559
Shin-Etsu Chemical Co., Ltd.	100,500	4,203,228
Shionogi & Co., Ltd.	27,200	1,309,081
Shiseido Co., Ltd.	35,800	1,079,097
SMC Corporation	2,900	1,551,314
SoftBank Corporation	155,200	1,934,061
SoftBank Group Corporation	62,600	2,763,068
Sompo Holdings, Inc.	14,400	704,569
Sony Group CorporationΔ	70,400	6,662,157
Square Enix Holdings Co., Ltd.	1,300	46,605
Subaru Corporation	32,200	587,309
SUMCO CorporationΔ	15,200	227,379
Sumitomo Corporation	54,900	1,194,715
Sumitomo Electric Industries, Ltd.	65,100	826,027
Sumitomo Metal Mining Co., Ltd.	10,900	323,707
Sumitomo Mitsui Financial Group, Inc.	64,500	3,138,560
Sumitomo Mitsui Trust Holdings, Inc.	14,000	268,126
Sumitomo Realty & Development Co., Ltd.	9,600	284,487
Suntory Beverage & Food, Ltd.	38,700	1,272,452
Suzuki Motor Corporation	17,300	737,266
Sysmex Corporation	14,500	806,063
T&D Holdings, Inc.	22,500	357,198
Taisei Corporation	13,300	454,167
Takeda Pharmaceutical Co., Ltd.Δ	128,236	3,677,558
TDK Corporation	19,900	943,745
Terumo Corporation	55,100	1,801,826
TIS, Inc.	14,800	325,294
Tobu Railway Co., Ltd.	11,900	319,269

See Notes to Financial Statements.

	Shares	Value
Tokio Marine Holdings, Inc.	104,700	$ 2,607,134
Tokyo Electric Power Co. Holdings, Inc.*	56,100	293,578
Tokyo Electron, Ltd.	27,500	4,887,846
Tokyo Gas Co., Ltd.	23,400	536,765
Tokyu Corporation	27,000	329,213
TOPPAN Holdings, Inc.	15,000	417,744
Toray Industries, Inc.	89,700	464,648
Toyota Industries Corporation	6,500	528,387
Toyota Motor Corporation	678,480	12,432,277
Toyota Tsusho Corporation	10,000	586,822
Trend Micro, Inc.	8,500	453,645
Unicharm Corporation	26,300	951,201
USS Co., Ltd.	22,100	443,684
West Japan Railway Co.Δ	9,300	387,516
Yakult Honsha Co., Ltd.	23,000	516,295
Yamaha CorporationΔ	5,400	124,387
Yamaha Motor Co., Ltd.	42,900	381,740
Yamato Holdings Co., Ltd.	11,600	214,060
Yaskawa Electric CorporationΔ	11,200	466,165
Yokogawa Electric Corporation	22,800	433,382
ZOZO, Inc.	5,700	128,644
		202,314,354
Jersey — 0.8%
Experian PLC	66,013	2,693,023
Glencore PLC	768,456	4,619,225
WPP PLC	45,700	436,521
		7,748,769
Luxembourg — 0.2%
ArcelorMittal SA	34,529	979,934
Eurofins Scientific SE	12,824	836,540
		1,816,474
Netherlands — 6.2%
Adyen NV 144A*	1,167	1,506,528
Aegon, Ltd.	115,549	671,808
AerCap Holdings NV*	7,600	564,832
Airbus SE	26,375	4,074,631
Akzo Nobel NV	10,566	874,937
Argenx SE*	6,029	2,293,243
ASM International NV	2,234	1,162,740
ASML Holding NV	22,877	17,269,559
Euronext NV 144A	4,841	420,715
EXOR NV	6,961	696,780
Ferrari NV	7,866	2,655,615
Ferrovial SE	20,185	736,770
IMCD NV	2,480	431,926
ING Groep NV	200,643	3,008,551
JDE Peet's NVΔ	20,956	563,553
Koninklijke Ahold Delhaize NV	89,313	2,569,665
Koninklijke KPN NV	184,467	635,513
Koninklijke Philips NV*	68,389	1,600,455
NN Group NV	15,629	617,672
OCI NV	10,264	297,465
Prosus NV*	109,409	3,259,304
QIAGEN NV*	25,509	1,109,037
Stellantis NV	155,970	3,654,479
	Shares	Value
STMicroelectronics NV	37,246	$ 1,868,222
Tenaris SA	20,000	347,863
Universal Music Group NV	64,973	1,854,793
Wolters Kluwer NV	17,451	2,482,745
		57,229,401
New Zealand — 0.3%
Auckland International Airport, Ltd.	81,803	455,063
EBOS Group, Ltd.	10,882	244,053
Fisher & Paykel Healthcare Corporation, Ltd.	49,666	740,691
Spark New Zealand, Ltd.	145,344	475,934
Xero, Ltd.Δ*	5,756	439,117
		2,354,858
Norway — 0.7%
Aker BP ASA	14,477	420,522
DNB Bank ASA	74,294	1,579,583
Equinor ASAΔ	59,657	1,890,648
Gjensidige Forsikring ASA	8,027	148,129
Kongsberg Gruppen ASA	2,955	135,283
Mowi ASA	26,051	466,515
Norsk Hydro ASA	67,659	454,777
Orkla ASA	106,700	828,605
Salmar ASAΔ	6,863	384,361
Telenor ASA	8,257	94,761
Yara International ASA	10,434	370,685
		6,773,869
Portugal — 0.2%
EDP - Energias de Portugal SA	154,225	776,215
Galp Energia SGPS SA	27,004	397,328
Jeronimo Martins SGPS SA	19,382	493,282
		1,666,825
Singapore — 1.3%
CapitaLand Ascendas REIT	157,957	362,128
CapitaLand Integrated Commercial Trust REIT	425,903	663,895
Capitaland Investment, Ltd.	174,460	417,112
DBS Group Holdings, Ltd.	130,460	3,299,181
Grab Holdings, Ltd. Class A*	55,000	185,350
Keppel Corporation, Ltd.	84,500	452,143
Mapletree Logistics Trust REIT	8,066	10,620
Oversea-Chinese Banking Corporation, Ltd.	165,140	1,624,880
Sea, Ltd. ADR*	18,281	740,380
Seatrium, Ltd.Δ*	1,612,685	144,000
Singapore Airlines, Ltd.Δ	190,850	947,634
Singapore Telecommunications, Ltd.	454,500	850,827
United Overseas Bank, Ltd.	56,959	1,229,358
UOL Group, Ltd.	7,561	35,919
Wilmar International, Ltd.	258,000	696,955
		11,660,382
Spain — 2.6%
Acciona SA	827	121,771
ACS Actividades de Construccion y Servicios SAΔ	9,963	442,505
Aena SME SA 144A	3,930	713,339
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Amadeus IT Group SA	28,463	$ 2,044,257
Banco Bilbao Vizcaya Argentaria SA	326,478	2,975,606
Banco Santander SA	896,523	3,749,873
CaixaBank SA	262,455	1,080,879
Cellnex Telecom SA 144A*	23,895	940,818
EDP Renovaveis SAΔ	18,830	385,475
Enagas SAΔ	227	3,829
Endesa SAΔ	13,556	276,557
Grifols SA*	31,106	532,142
Iberdrola SA	349,226	4,580,721
Industria de Diseno Textil SA	83,714	3,652,781
Naturgy Energy Group SA	15,059	449,168
Redeia Corporation SA	23,715	390,791
Repsol SAΔ	75,615	1,121,668
Telefonica SAΔ	185,885	726,787
		24,188,967
Sweden — 3.2%
Alfa Laval AB	14,717	589,181
Assa Abloy AB, B Shares	75,283	2,169,595
Atlas Copco AB, A Shares	196,397	3,384,139
Atlas Copco AB, B Shares	116,912	1,734,522
Boliden AB	12,271	384,076
Epiroc AB, A Shares	31,158	627,176
Epiroc AB, B Shares	20,075	352,071
EQT ABΔ	12,795	362,273
Essity AB, B Shares	59,852	1,483,263
Fastighets AB Balder, B SharesΔ*	28,806	204,289
Getinge AB, B Shares	12,152	270,594
H & M Hennes & Mauritz AB, B Shares	42,435	744,312
Hexagon AB, B Shares	134,111	1,610,848
Industrivarden AB, A Shares	1,009	32,988
Industrivarden AB, C SharesΔ	18,571	605,970
Investment AB Latour, B SharesΔ	9,171	239,237
Investor AB, B Shares	76,085	1,764,390
L E Lundbergforetagen AB, B Shares	5,888	320,642
Nibe Industrier AB, B SharesΔ	74,413	522,559
Sagax AB, B Shares	11,741	323,166
Sandvik AB	81,379	1,767,988
Securitas AB, B SharesΔ	23,710	232,453
Skandinaviska Enskilda Banken AB, A Shares	79,780	1,101,020
Skanska AB, B Shares	13,311	241,163
SKF AB, B Shares	17,959	359,908
Svenska Cellulosa AB SCA, B SharesΔ	49,432	742,591
Svenska Handelsbanken AB, A Shares	80,926	879,459
Swedbank AB, A Shares	41,659	842,248
Swedish Orphan Biovitrum AB*	26,881	711,599
Tele2 AB, B Shares	37,286	320,499
Telefonaktiebolaget LM Ericsson, B Shares	166,228	1,046,103
Telia Co. AB	126,527	322,825
Volvo AB, B Shares	120,875	3,145,168
		29,438,315
Switzerland — 10.0%
ABB, Ltd.	67,933	3,016,100
	Shares	Value
Alcon, Inc.	39,578	$ 3,096,425
Bachem Holding AG Class BΔ	3,310	256,331
Baloise Holding AG	2,546	399,183
Barry Callebaut AGΔ	404	682,024
Chocoladefabriken Lindt & Spruengli AG	65	780,236
Chocoladefabriken Lindt & Spruengli AG (Swiss Exchange)	8	970,549
Cie Financiere Richemont SA	30,877	4,264,858
Clariant AG*	4,630	68,407
Coca-Cola HBC AG CDI*	53,299	1,565,016
DSM-Firmenich AG	9,526	968,732
EMS-Chemie Holding AG	227	184,058
Geberit AG	1,229	788,918
Givaudan SA	396	1,642,098
Holcim, Ltd.*	30,626	2,405,410
Julius Baer Group, Ltd.	11,052	619,996
Kuehne + Nagel International AG	1,928	665,347
Logitech International SA	9,124	867,586
Lonza Group AG	5,846	2,464,594
Nestle SA	149,472	17,326,777
Novartis AG	131,422	13,275,000
Partners Group Holding AG	837	1,210,261
Roche Holding AG	43,856	12,748,657
Roche Holding AG (Swiss Exchange)Δ	2,216	688,568
Sandoz Group AG*	39,284	1,263,926
SGS SA	4,725	407,913
SIG Group AG*	6,984	160,849
Sika AG	5,090	1,659,728
Sonova Holding AG	4,089	1,337,299
Straumann Holding AG	13,370	2,160,631
Swatch Group AG (The)	13,947	731,230
Swiss Life Holding AG	1,832	1,273,155
Swiss Prime Site AG	4,457	476,201
Swiss Re AG	16,099	1,811,629
Swisscom AG	891	536,266
Temenos AG	3,832	357,097
UBS Group AG	142,874	4,437,893
VAT Group AG 144A	1,112	558,511
Zurich Insurance Group AG	8,111	4,240,651
		92,368,110
United Kingdom — 13.3%
3i Group PLC	66,813	2,056,472
abrdn PLCΔ	114,480	260,278
Admiral Group PLC	8,048	275,149
Anglo American PLC	72,180	1,806,428
Antofagasta PLC	23,560	503,759
Ashtead Group PLC	24,479	1,701,466
Associated British Foods PLC	48,376	1,458,005
Auto Trader Group PLC 144AΔ	54,162	497,567
Aviva PLC	188,579	1,043,490
BAE Systems PLC	197,243	2,791,973
Barclays PLC	1,098,843	2,151,609
Barratt Developments PLC	90,118	645,561
Berkeley Group Holdings PLC	15,143	904,054
BP PLC	887,542	5,261,414

See Notes to Financial Statements.

	Shares	Value
BT Group PLCΔ	453,308	$ 714,226
Bunzl PLC	26,142	1,062,294
Burberry Group PLC	55,860	1,007,544
Centrica PLC	350,000	627,446
CK Hutchison Holdings, Ltd.	212,500	1,141,678
CK Infrastructure Holdings, Ltd.	35,000	193,697
Coca-Cola Europacific Partners PLC	18,569	1,239,295
Compass Group PLC	143,434	3,924,833
Croda International PLC	8,431	542,315
Haleon PLC	481,639	1,971,962
Halma PLC	38,546	1,120,760
Hargreaves Lansdown PLCΔ	23,678	221,294
Hikma Pharmaceuticals PLC	41,006	934,408
HSBC Holdings PLC	1,241,177	10,041,081
Informa PLC	87,112	866,451
InterContinental Hotels Group PLCΔ	22,571	2,035,361
Intertek Group PLC	16,272	880,911
J Sainsbury PLCΔ	118,172	455,603
JD Sports Fashion PLC	259,615	547,875
Kingfisher PLC	252,818	783,328
Land Securities Group PLC REIT	93,472	838,857
Legal & General Group PLC	335,080	1,070,812
Lloyds Banking Group PLC	4,085,048	2,477,733
London Stock Exchange Group PLC	27,951	3,304,131
M&G PLCΔ	174,268	493,198
Mondi PLC	49,454	967,553
National Grid PLC	232,414	3,130,925
NatWest Group PLC	356,433	992,810
Next PLC	11,694	1,208,866
Ocado Group PLCΔ*	59,115	571,047
Pearson PLC	41,042	504,116
Persimmon PLC	15,563	275,094
Phoenix Group Holdings PLCΔ	52,209	355,498
Prudential PLC	159,227	1,796,510
Reckitt Benckiser Group PLC	51,635	3,562,992
RELX PLC	123,017	4,880,555
Rentokil Initial PLC	164,319	926,146
Rio Tinto PLC	76,199	5,667,767
Rolls-Royce Holdings PLC*	602,696	2,298,906
Sage Group PLC (The)	115,730	1,727,712
Schroders PLC	111,805	611,323
Segro PLC REIT	80,953	912,928
Severn Trent PLC	25,238	829,940
Shell PLC	353,541	11,572,844
Smith & Nephew PLC	86,838	1,192,900
Smiths Group PLC	48,466	1,087,840
Spirax-Sarco Engineering PLC	6,430	860,306
	Shares	Value
SSE PLC	62,340	$ 1,471,598
St. James’s Place PLC	37,454	325,861
Standard Chartered PLC	147,424	1,251,061
Taylor Wimpey PLC	203,676	381,265
Tesco PLC	610,319	2,261,065
Unilever PLC	159,554	7,724,173
United Utilities Group PLC	72,451	978,688
Vodafone Group PLC	711,364	621,263
Whitbread PLC	28,617	1,332,331
		122,136,201
Total Foreign Common Stocks (Cost $782,263,964)		895,946,015
FOREIGN PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische MotorenWerke AG 9.80%◊	7,785	774,630
Dr. Ing hc F Porsche AG 1.20% 144A◊	6,210	546,959
Henkel AG & Co. KGaA 2.57%◊	13,912	1,119,110
Porsche Automobil Holding SE 5.70%◊	6,933	354,289
Sartorius AG 0.49%◊	2,399	880,962
Volkswagen AG 8.25%◊	11,005	1,356,436
Total Foreign Preferred Stocks (Cost $5,328,663)		5,032,386
MONEY MARKET FUNDS — 3.1%
Northern Institutional Liquid Assets Portfolio (Shares), 5.40%Ø§	13,524,095	13,524,095
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	11,554,017	11,554,017
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	3,045,555	3,045,555
Total Money Market Funds (Cost $28,123,667)		28,123,667
TOTAL INVESTMENTS — 100.8% (Cost $815,716,294)		929,102,068
Liabilities in Excess of Other Assets — (0.8)%		(7,083,932)
NET ASSETS — 100.0%		$922,018,136
Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2024	169	$19,032,780	$207,082
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Belgium	$ 6,796,625	$ 1,031,218	$ 5,765,407	$ —
Finland	9,391,615	334,142	9,057,473	—
Hong Kong	18,988,791	137,777	18,851,014	—
Israel	5,864,026	2,705,113	3,158,913	—
Netherlands	57,229,401	4,387,689	52,841,712	—
New Zealand	2,354,858	930,997	1,423,861	—
Norway	6,773,869	94,761	6,679,108	—
Singapore	11,660,382	925,730	10,734,652	—
Sweden	29,438,315	711,599	28,726,716	—
Switzerland	92,368,110	1,263,926	91,104,184	—
United Kingdom	122,136,201	4,031,268	118,104,933	—
Other ^^	532,943,822	—	532,943,822	—
Total Foreign Common Stocks	895,946,015	16,554,220	879,391,795	—
Foreign Preferred Stocks	5,032,386	—	5,032,386	—
Money Market Funds	28,123,667	28,123,667	—	—
Total Assets - Investments in Securities	$929,102,068	$44,677,887	$884,424,181	$ —
Other Financial Instruments***
Futures Contracts	$ 207,082	$ 207,082	$ —	$ —
Total Assets - Other Financial Instruments	$ 207,082	$ 207,082	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

International Equity Fund (Unaudited)
With an annual return of 18.24%, developed non-U.S. markets (represented by the MSCI EAFE Index) saw strong positive performance in 2023, rebounding from a challenging 2022, but lagging their U.S. counterparts. Style had less of an impact on returns this year than in 2022 with MSCI EAFE Value Index up 19.79% and MSCI EAFE Growth Index up 17.97%. Among major foreign developed markets, Japan, France and Germany were the largest contributors to index return, while Finland, New Zealand and Portugal were the relative laggards. Sector performance was positive across all sectors in a strong year for international markets, with information technology posting the highest returns and consumer staples and real estate up the least.
The Fund primarily invests in equity securities of foreign companies in countries having economies and markets generally considered to be developed but may also invest in equity securities of foreign companies located in emerging markets. The Fund’s portfolio is diversified among a large number of companies across different industries, economic sectors and countries. The Investor Class of the Fund underperformed its benchmark, the MSCI EAFE Index, for the one-year period ended December 31, 2023 (18.03% (net of fees) versus 18.24%). On a country basis, stock selection within the United Kingdom, Italy and France benefited the Fund’s relative performance while exposure to U.S. listed stocks detracted. On a sector basis, stock selection within consumer staples and materials was additive, but stock selection within financials weighed on relative returns with exposure to the insurance industry being a relative laggard.
Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and total return swaps. Overall, derivative exposure had a slight positive impact on Fund performance over the course of the year.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those risks associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security, less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. It is possible to lose money by investing in the Fund.
See Notes to Financial Statements.

International Equity Fund (Unaudited)
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	21.3
Industrials	17.1
Consumer Discretionary	10.9
Information Technology	10.5
Health Care	10.2
Consumer Staples	7.9
Materials	5.7
Money Market Funds	5.7
Energy	3.0
Communication Services	2.5
Real Estate	1.4
Utilities	0.8
97.0
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	18.39%	18.03%	18.24%
Five Year	7.73%	7.42%	8.16%
Ten Year	4.31%	4.03%	4.28%
Since Inception	5.62%	5.39%	5.36%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	0.86%	1.14%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

See Notes to Financial Statements.

International Equity Fund (Unaudited)

Investor Class*
MSCI EAFE Index**
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$15,204
$14,852
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested, with the MSCI EAFE Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
COMMON STOCKS — 3.6%
Consumer Discretionary — 0.7%
MercadoLibre, Inc.*	5,160	$ 8,109,147
Financials — 1.9%
Arch Capital Group, Ltd.*	63,139	4,689,333
Axis Capital Holdings, Ltd.	86,948	4,814,311
Everest Group, Ltd.	32,019	11,321,278
		20,824,922
Information Technology — 1.0%
Atlassian Corporation Class A*	34,230	8,141,947
EPAM Systems, Inc.*	10,370	3,083,416
		11,225,363
Total Common Stocks (Cost $36,946,479)		40,159,432
FOREIGN COMMON STOCKS — 86.7%
Australia — 1.9%
ASX, Ltd.‡‡	2,477	106,419
BHP Group, Ltd.‡‡	104,203	3,560,056
BlueScope Steel, Ltd.‡‡	173,572	2,767,167
Cochlear, Ltd.	303	61,644
Coles Group, Ltd.	13,939	153,121
Dexus REIT‡‡	60,007	313,605
Fortescue, Ltd.	8,689	171,324
Goodman Group REIT‡‡	53,845	927,042
GPT Group (The) REIT	112,950	356,466
IDP Education, Ltd.	15,441	210,633
Incitec Pivot, Ltd.	376,755	729,721
JB Hi-Fi, Ltd.	45,436	1,642,010
Macquarie Group, Ltd.	494	61,840
Mirvac Group REIT‡‡	382,582	544,272
Northern Star Resources, Ltd.	199,789	1,853,664
Qantas Airways, Ltd.*	386,810	1,416,891
QBE Insurance Group, Ltd.	7,862	79,662
Rio Tinto, Ltd.‡‡	5,159	477,712
Scentre Group REIT‡‡	200,985	409,288
Sonic Healthcare, Ltd.	47,177	1,030,852
South32, Ltd.	358,707	811,267
Stockland REIT‡‡	222,407	674,479
Vicinity Centres REIT‡‡	362,344	503,337
Westpac Banking Corporation	36,136	563,811
Whitehaven Coal, Ltd.	302,430	1,534,754
Woolworths Group, Ltd.	13,754	348,938
		21,309,975
Belgium — 0.6%
Ageas SA/NV	3,171	137,845
Groupe Bruxelles Lambert NV‡‡	446	35,124
Liberty Global, Ltd. Class A*	288,865	5,133,131
Proximus SADP	127,405	1,197,776
		6,503,876
Brazil — 0.4%
Lojas Renner SA*	1,182,881	4,244,454
Canada — 3.8%
Agnico Eagle Mines, Ltd.	51,386	2,818,522
Canadian National Railway Co.Δ	60,151	7,556,770
	Shares	Value
Canadian Natural Resources, Ltd.	55,620	$ 3,643,917
Canadian Pacific Kansas City, Ltd.	122,998	9,724,222
Kinross Gold Corporation	408,838	2,474,534
Thomson Reuters CorporationΔ	28,150	4,115,693
Toronto-Dominion Bank (The)	125,237	8,092,368
Waste Connections, Inc.	28,480	4,251,209
		42,677,235
China — 0.5%
Baidu, Inc. Class A*	378,052	5,627,651
Denmark — 0.4%
AP Moeller - Maersk A/S Class B	522	939,613
Coloplast A/S Class B	1,003	114,609
Danske Bank A/S	24,743	661,413
Demant A/S*	1,259	55,220
Genmab A/S*	1,936	617,299
ISS A/S	69,246	1,322,572
Novozymes A/S Class B	1,383	76,028
Pandora A/S	5,870	811,558
		4,598,312
Finland — 0.0%
Fortum OYJ	11,009	159,015
UPM-Kymmene OYJ	3,000	113,162
Wartsila OYJ Abp	12,894	187,394
		459,571
France — 11.1%
Air Liquide SA	49,677	9,671,885
AXA SA	132,432	4,324,760
Bureau Veritas SA	241,407	6,107,536
Capgemini SE	57,432	12,002,807
Cie Generale des Etablissements Michelin SCA	170,884	6,139,273
Danone SA	137,488	8,920,024
Engie SA	495,697	6,584,480
L’Oreal SA	35,347	17,620,507
Safran SA	30,700	5,412,730
Sanofi SA	128,439	12,763,338
Schneider Electric SE	92,966	18,714,628
SCOR SE	119,751	3,508,829
TotalEnergies SE	191,900	13,049,013
		124,819,810
Germany — 7.9%
adidas AG	21,820	4,433,973
Allianz SE	1,114	297,707
Bayerische Motoren Werke AG	30,232	3,363,965
Beiersdorf AG	67,518	10,111,145
BioNTech SE ADR*	57,653	6,084,698
Carl Zeiss Meditec AG	2,128	231,642
Daimler Truck Holding AG	146,759	5,512,864
Deutsche Bank AG	128,874	1,759,271
Deutsche Boerse AG	81,065	16,694,106
Deutsche Lufthansa AG*	7,211	64,108
Deutsche Post AG	121,045	5,991,252
E.ON SE‡‡	96,288	1,293,635
Fresenius SE & Co. KGaA‡‡	5,845	181,169

See Notes to Financial Statements.

	Shares	Value
HOCHTIEF AG	4,532	$ 501,900
KION Group AG	12,726	543,138
Mercedes-Benz Group AG	51,621	3,561,738
Muenchener Rueckversicherungs-Gesellschaft AG	953	395,318
Nemetschek SE	2,547	219,894
SAP SE	109,795	16,899,823
Siemens AG	39,834	7,473,230
Siemens Energy AG*	3,521	46,534
TeamViewer AG 144A*	70,366	1,092,962
Telefonica Deutschland Holding AG	359,419	933,735
thyssenkrupp AG	213,032	1,481,946
Vonovia SE	8,772	275,631
		89,445,384
Guatemala — 0.0%
Millicom International Cellular SA SDR*	30,643	549,043
Hong Kong — 1.8%
AIA Group, Ltd.	1,036,800	8,930,898
Alibaba Group Holding, Ltd.	512,272	4,934,482
Tencent Holdings, Ltd.	183,600	6,931,795
		20,797,175
India — 1.9%
HDFC Bank, Ltd.	354,890	7,266,735
HDFC Bank, Ltd. ADR	138,912	9,322,384
ICICI Bank, Ltd. ADR	201,340	4,799,946
		21,389,065
Ireland — 5.9%
Accenture PLC Class A	12,850	4,509,194
Aon PLC Class A	19,700	5,733,094
CRH PLC	58,715	4,060,729
ICON PLC*	29,830	8,443,978
James Hardie Industries PLC CDI*	19,201	740,312
Kerry Group PLC Class A	28,843	2,503,554
Linde PLC	9,660	3,967,459
Medtronic PLC	125,072	10,303,431
Ryanair Holdings PLC ADR*	79,679	10,625,991
STERIS PLC	21,120	4,643,232
Willis Towers Watson PLC	46,142	11,129,450
		66,660,424
Israel — 0.9%
Check Point Software Technologies, Ltd.*	63,248	9,663,662
Italy — 0.4%
Banco BPM SpA	92,917	492,362
Brunello Cucinelli SpA	813	79,570
Buzzi SpA	7,468	227,136
Leonardo SpA	80,709	1,333,564
UniCredit SpA	41,782	1,137,711
Unipol Gruppo SpA	276,644	1,578,814
		4,849,157
Japan — 19.0%
Advantest CorporationΔ	133,200	4,488,248
Aeon Co., Ltd.	11,500	256,617
	Shares	Value
Aisin Corporation	3,800	$ 132,473
Ajinomoto Co., Inc.	17,200	662,094
ANA Holdings, Inc.*	14,100	305,484
Bandai Namco Holdings, Inc.	19,600	391,966
BayCurrent Consulting, Inc.	6,200	217,037
Bridgestone Corporation	17,000	702,124
Brother Industries, Ltd.	25,000	398,125
Canon, Inc.	21,700	556,686
Central Japan Railway Co.	18,000	456,845
Chugai Pharmaceutical Co., Ltd.	17,100	646,010
Concordia Financial Group, Ltd.	96,400	439,408
Dai-ichi Life Holdings, Inc.	81,800	1,735,217
Daiichi Sankyo Co., Ltd.	80,900	2,214,777
Daikin Industries, Ltd.	44,200	7,170,123
Daito Trust Construction Co., Ltd.‡‡	69,011	7,987,779
Daiwa House Industry Co., Ltd.‡‡	33,290	1,006,370
Denso Corporation	40,000	600,494
Dentsu Group, Inc.Δ	8,000	204,827
Disco Corporation	3,300	814,990
East Japan Railway Co.	9,000	518,065
Eisai Co., Ltd.	116,510	5,801,170
ENEOS Holdings, Inc.	96,100	381,155
FANUC Corporation	18,600	545,894
Fast Retailing Co., Ltd.	5,800	1,434,218
Fuji Electric Co., Ltd.	10,100	432,906
FUJIFILM Holdings Corporation	7,700	461,459
Fujitsu, Ltd.	6,400	963,160
Hankyu Hanshin Holdings, Inc.	14,000	444,918
Hitachi Construction Machinery Co., Ltd.	52,901	1,392,556
Hitachi, Ltd.‡‡	15,800	1,136,490
Honda Motor Co., Ltd.	231,400	2,386,941
Hoya Corporation	66,400	8,269,405
Ibiden Co., Ltd.	5,100	281,345
Iida Group Holdings Co., Ltd.	91,482	1,366,412
Inpex CorporationΔ	54,100	723,953
ITOCHU Corporation	26,100	1,063,310
Japan Airlines Co., Ltd.	16,200	318,250
Japan Metropolitan Fund Invest REIT	178	128,481
Japan Post Bank Co., Ltd.	13,400	136,371
Japan Post Holdings Co., Ltd.	66,600	594,569
Japan Post Insurance Co., Ltd.	94,492	1,677,293
Japan Real Estate Investment Corporation REITΔ	127	525,394
JFE Holdings, Inc.	115,362	1,784,790
JSR CorporationΔ	12,905	367,203
Kansai Paint Co., Ltd.	20,100	342,734
Kao Corporation	10,600	435,720
Kawasaki Kisen Kaisha, Ltd.	18,335	784,673
KDDI Corporation	29,700	942,040
Keyence Corporation	13,900	6,107,055
Kintetsu Group Holdings Co., Ltd.Δ	13,000	411,892
Komatsu, Ltd.	42,200	1,098,185
Kubota CorporationΔ	578,499	8,682,111
Kuraray Co., Ltd.	32,419	327,232
Kyocera Corporation	32,800	477,570
Lasertec Corporation	2,700	708,822
Lawson, Inc.	5,400	278,923
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Lion Corporation	40,400	$ 374,666
LY Corporation	45,000	159,133
M3, Inc.	55,400	914,227
Makita Corporation	137,591	3,784,492
Marubeni Corporation	14,500	228,296
MatsukiyoCocokara & Co.	20,400	360,548
Mazda Motor Corporation	121,135	1,294,823
McDonald’s Holdings Co. Japan, Ltd.	6,100	264,235
MEIJI Holdings Co., Ltd.	18,200	432,316
MINEBEA MITSUMI, Inc.	225,771	4,621,088
MISUMI Group, Inc.	23,400	395,080
Mitsubishi Chemical Group Corporation	69,700	426,084
Mitsubishi Corporation	168,702	2,687,299
Mitsubishi Electric Corporation	47,400	670,430
Mitsubishi Estate Co., Ltd.‡‡	60,369	827,543
Mitsubishi Gas Chemical Co., Inc.	5,939	94,818
Mitsubishi Heavy Industries, Ltd.	9,200	535,662
Mitsubishi Motors Corporation	397,648	1,258,577
Mitsubishi UFJ Financial Group, Inc.	277,400	2,380,685
Mitsui & Co., Ltd.	43,427	1,626,947
Mitsui Chemicals, Inc.	14,100	416,965
Mitsui Fudosan Co., Ltd.‡‡	35,314	863,417
Mizuho Financial Group, Inc.	221,100	3,771,483
Murata Manufacturing Co., Ltd.	24,900	526,186
NEC Corporation	9,500	561,319
Nexon Co., Ltd.Δ	11,900	216,450
NGK Insulators, Ltd.	27,009	322,106
Nidec Corporation	9,000	362,764
Nintendo Co., Ltd.	20,600	1,071,898
Nippon Building Fund, Inc. REIT	20	86,578
NIPPON EXPRESS HOLDINGS, INC.	10,294	584,081
Nippon Shinyaku Co., Ltd.	1,700	60,136
Nippon Steel Corporation	89,446	2,043,285
Nippon Telegraph & Telephone Corporation	560,000	683,807
Nippon Yusen KK	42,400	1,309,461
Nissan Motor Co., Ltd.	15,600	60,995
Nitori Holdings Co., Ltd.	2,500	335,691
Nomura Holdings, Inc.	136,100	612,936
NSK, Ltd.	111,000	599,827
Obayashi Corporation	50,764	438,521
Obic Co., Ltd.	2,600	447,343
Olympus Corporation	26,200	378,178
Omron Corporation	7,200	335,037
Ono Pharmaceutical Co., Ltd.	10,600	188,569
Oracle Corporation	800	61,583
Oriental Land Co., Ltd.Δ	24,800	921,774
ORIX Corporation	34,900	655,463
Osaka Gas Co., Ltd.	21,900	457,151
Otsuka Holdings Co., Ltd.	16,000	598,352
Pan Pacific International Holdings Corporation	15,100	359,447
Panasonic Holdings Corporation	164,600	1,620,912
Recruit Holdings Co., Ltd.	25,400	1,062,003
Renesas Electronics Corporation*	99,000	1,770,216
	Shares	Value
Ricoh Co., Ltd.	48,003	$ 367,632
Ryohin Keikaku Co., Ltd.	13,900	232,166
SCREEN Holdings Co., Ltd.	5,500	463,599
Secom Co., Ltd.	6,700	482,000
Sekisui Chemical Co., Ltd.	38,500	553,744
Seven & i Holdings Co., Ltd.	13,300	526,009
Shimamura Co., Ltd.	17,636	1,969,305
Shimano, Inc.	2,000	308,088
Shin-Etsu Chemical Co., Ltd.	32,500	1,359,253
Shionogi & Co., Ltd.	32,800	1,578,598
Shiseido Co., Ltd.	10,900	328,552
SMC Corporation	16,600	8,879,938
SoftBank Corporation	68,800	857,367
SoftBank Group Corporation	16,500	728,285
Sohgo Security Services Co., Ltd.	35,345	203,088
Sojitz Corporation‡‡	55,160	1,242,694
Sompo Holdings, Inc.	102,302	5,005,470
Sony Group Corporation	75,776	7,170,904
Stanley Electric Co., Ltd.	19,800	371,463
Subaru Corporation	101,144	1,844,807
Sumitomo Corporation	94,479	2,056,019
Sumitomo Electric Industries, Ltd.	39,500	501,199
Sumitomo Forestry Co., Ltd.	26,636	791,384
Sumitomo Heavy Industries, Ltd.	19,701	495,187
Sumitomo Metal Mining Co., Ltd.	7,300	216,794
Sumitomo Mitsui Financial Group, Inc.	28,600	1,391,672
Sumitomo Mitsui Trust Holdings, Inc.	385,222	7,377,726
Sumitomo Realty & Development Co., Ltd.‡‡	6,455	191,288
Suntory Beverage & Food, Ltd.	12,800	420,863
Suzuki Motor Corporation	181,692	7,743,087
Sysmex Corporation	5,000	277,953
T&D Holdings, Inc.	23,900	379,423
Takeda Pharmaceutical Co., Ltd.	33,000	946,376
TDK Corporation	13,700	649,714
Terumo Corporation	197,200	6,448,639
THK Co., Ltd.	16,423	320,922
Tokio Marine Holdings, Inc.	201,884	5,027,112
Tokyo Electron, Ltd.‡‡	17,100	3,039,352
Tokyo Gas Co., Ltd.	19,100	438,129
Tokyu Corporation	35,900	437,732
Tosoh Corporation	29,600	377,342
Toyo Suisan Kaisha, Ltd.	4,300	221,864
Toyota Motor Corporation	212,700	3,897,455
Toyota Tsusho Corporation	14,177	831,937
Trend Micro, Inc.	9,100	485,667
Unicharm Corporation	7,400	267,638
USS Co., Ltd.	21,800	437,661
Welcia Holdings Co., Ltd.	3,300	57,659
Yakult Honsha Co., Ltd.	33,700	756,485
Yamada Holdings Co., Ltd.	440,188	1,367,869
		214,566,352
Jersey — 1.9%
Arcadium Lithium PLC CDI*	68,035	519,723
Experian PLC	383,285	15,636,243

See Notes to Financial Statements.

	Shares	Value
Ferguson PLC	30,150	$ 5,774,561
		21,930,527
Luxembourg — 0.1%
ArcelorMittal SA	22,996	652,627
Mexico — 0.8%
Fomento Economico Mexicano SAB de CV ADR	27,796	3,623,209
Wal-Mart de Mexico SAB de CV	1,187,105	4,990,720
		8,613,929
Netherlands — 4.9%
Adyen NV 144A*	5,620	7,255,089
Akzo Nobel NV	116,648	9,659,249
Argenx SE*	1,148	436,663
ASM International NV	11,260	5,860,545
ASML Holding NV	5,497	4,149,616
ASML Holding NV (NASDAQ Exchange)	7,230	5,472,532
BE Semiconductor Industries NV	11,435	1,726,410
Euronext NV 144A	60,448	5,253,332
Ferrari NV	24,110	8,139,699
ING Groep NV‡‡	38,871	582,853
Koninklijke Ahold Delhaize NV	9,885	284,406
Koninklijke Philips NV*	68,568	1,604,644
Koninklijke Vopak NV	20,333	684,277
NN Group NV	28,184	1,113,856
Prosus NV*	32,091	955,994
Signify NV 144A	36,999	1,240,807
Stellantis NV	54,076	1,267,036
		55,687,008
New Zealand — 0.1%
Xero, Ltd.*	14,252	1,087,264
Norway — 0.1%
DNB Bank ASA	3,561	75,711
Equinor ASA	23,503	744,857
		820,568
Peru — 0.4%
Credicorp, Ltd.	31,221	4,680,965
Portugal — 0.5%
Galp Energia SGPS SA	394,363	5,802,531
Singapore — 0.9%
CapitaLand Integrated Commercial Trust REIT‡‡	204,670	319,038
Singapore Airlines, Ltd.	382,200	1,897,750
Singapore Exchange, Ltd.‡‡	785,976	5,847,182
United Overseas Bank, Ltd.	35,400	764,046
Wilmar International, Ltd.	364,644	985,041
		9,813,057
South Korea — 2.0%
Hana Financial Group, Inc.	138,077	4,631,736
KB Financial Group, Inc.	208,604	8,703,334
Samsung Electronics Co., Ltd. GDR	6,349	9,488,018
		22,823,088
	Shares	Value
Spain — 0.9%
Amadeus IT Group SA	97,285	$ 6,987,160
Banco Bilbao Vizcaya Argentaria SA	395,252	3,602,430
		10,589,590
Sweden — 1.0%
Atlas Copco AB, A Shares	205,750	3,545,302
Atlas Copco AB, B Shares	16,984	251,977
Billerud Aktiebolag	15,711	160,117
Electrolux AB, B Shares*	22,484	241,532
Elekta AB, B Shares	31,188	255,429
Getinge AB, B Shares	5,459	121,558
H & M Hennes & Mauritz AB, B Shares	40,635	712,740
Investor AB, B Shares‡‡	24,240	562,119
Skanska AB, B Shares	3,767	68,249
SKF AB, B Shares	32,699	655,306
SSAB AB, B Shares	104,902	803,185
Swedbank AB, A Shares	56,342	1,139,103
Trelleborg AB, B Shares	47,898	1,607,652
Volvo AB, B Shares	12,355	321,477
Volvo Car AB, B Shares*	86,303	279,897
		10,725,643
Switzerland — 12.0%
ABB, Ltd.	86,377	3,834,980
Chubb, Ltd.	68,269	15,428,794
Cie Financiere Richemont SA	80,117	11,066,090
Georg Fischer AG	4,855	353,319
Holcim, Ltd.*	30,420	2,389,230
Lonza Group AG	1,295	545,954
Nestle SA‡‡	213,567	24,756,662
Novartis AG‡‡	138,073	13,946,821
Roche Holding AG‡‡	71,914	20,904,937
Sandoz Group AG*	135,065	4,345,591
Sika AG	21,272	6,936,293
Swatch Group AG (The)	2,367	644,037
Swiss Re AG	27,746	3,122,271
Temenos AG	573	53,397
UBS Group AG	516,169	16,033,027
Zurich Insurance Group AG	19,992	10,452,361
		134,813,764
Taiwan — 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	103,518	10,765,872
Turkey — 0.0%
Yapi ve Kredi Bankasi AS	1	1
United Kingdom — 3.6%
BAE Systems PLC	433,810	6,140,576
BP PLC ADR	208,301	7,373,855
Compass Group PLC	509,415	13,939,294
Haleon PLC	1,213,826	4,969,735
Lloyds Banking Group PLC‡‡	8,214,147	4,982,185
Schroders PLC	1	5
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Vodafone Group PLC ADR	353,227	$ 3,073,075
		40,478,725
Total Foreign Common Stocks (Cost $869,513,526)		977,446,305
FOREIGN PREFERRED STOCKS — 1.0%
Brazil — 0.6%
Itau Unibanco Holding SA 0.97%*	978,338	6,806,785
Germany — 0.4%
Henkel AG & Co. KGaA 2.57%◊	52,796	4,247,019
Porsche Automobil Holding SE 5.70%‡‡◊	2,838	145,027
Volkswagen AG 8.25%◊	2,174	267,959
		4,660,005
Total Foreign Preferred Stocks (Cost $10,072,947)		11,466,790
	Shares	Value
MONEY MARKET FUNDS — 5.7%
Northern Institutional Liquid Assets Portfolio (Shares), 5.40%Ø§	306,900	$ 306,900
Northern Institutional U.S. Government Portfolio (Shares), 5.17%Ø	53	53
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	44,496,887	44,496,887
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	19,759,349	19,759,349
Total Money Market Funds (Cost $64,563,189)		64,563,189
TOTAL INVESTMENTS — 97.0% (Cost $981,096,141)		1,093,635,716
Other Assets in Excess of Liabilities — 3.0%		34,070,381
NET ASSETS — 100.0%		$1,127,706,097

Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
CAC40 10 Euro	01/2024	(116)	$ (9,674,797)	$ 46,692
IBEX 35 Index	01/2024	(9)	(1,002,118)	4,601
OMXS30 Index	01/2024	(604)	(14,379,812)	(210,219)
Hang Seng Index	01/2024	(15)	(1,645,515)	(44,937)
MSCI Singapore Index	01/2024	(3)	(65,399)	(2,177)
Topix Index®	03/2024	246	41,279,149	209,717
S&P/TSX 60 Index	03/2024	(15)	(2,876,269)	(75,513)
DAX Index	03/2024	(37)	(17,270,774)	76,753
FTSE 100 Index	03/2024	332	32,824,255	469,027
FTSE/MIB Index	03/2024	178	29,987,356	(130,963)
MSCI EAFE Index	03/2024	321	36,151,020	868,177
ASX SPI 200 Index	03/2024	(172)	(22,225,834)	(411,796)
Total Futures Contracts outstanding at December 31, 2023			$ 71,101,262	$ 799,362
Forward Foreign Currency Contracts outstanding at December 31, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/20/24	Norwegian Kroner	353,621,000	U.S. Dollars	32,892,683	CITI	$1,974,899
03/20/24	Canadian Dollars	63,278,000	U.S. Dollars	46,770,529	CITI	1,037,113
03/20/24	Euro	56,448,739	U.S. Dollars	61,535,276	CITI	983,342
03/21/24	Japanese Yen	4,640,000,000	U.S. Dollars	32,502,662	CITI	828,334
03/20/24	British Pounds	41,892,000	U.S. Dollars	52,982,981	CITI	435,663
03/20/24	Australian Dollars	14,798,000	U.S. Dollars	9,874,449	CITI	234,065
03/20/24	Swiss Francs	2,880,000	U.S. Dollars	3,311,497	CITI	141,385
03/20/24	New Zealand Dollars	5,352,000	U.S. Dollars	3,297,297	CITI	86,641
03/20/24	Israeli Shekels	5,160,000	U.S. Dollars	1,396,125	CITI	32,586

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/20/24	U.S. Dollars	10,799,267	British Pounds	8,444,000	CITI	$ 31,889
03/20/24	U.S. Dollars	10,799,053	Euro	9,723,000	CITI	30,548
03/20/24	U.S. Dollars	3,357,161	Swiss Francs	2,787,000	CITI	15,778
03/20/24	Danish Kroner	19,743,000	U.S. Dollars	2,924,296	CITI	11,544
03/20/24	U.S. Dollars	2,434,787	Canadian Dollars	3,211,000	CITI	8,820
03/20/24	Singapore Dollars	60,000	U.S. Dollars	45,286	CITI	347
03/20/24	U.S. Dollars	223,681	Danish Kroner	1,502,000	CITI	329
03/20/24	Hong Kong Dollars	2,213,000	U.S. Dollars	283,828	CITI	102
03/20/24	U.S. Dollars	104,739	Hong Kong Dollars	816,000	CITI	46
03/20/24	U.S. Dollars	10,529	Israeli Shekels	38,000	CITI	7
03/20/24	U.S. Dollars	11,415	Singapore Dollars	15,000	CITI	7
Subtotal Appreciation						$ 5,853,445
03/20/24	Danish Kroner	360,000	U.S. Dollars	53,573	CITI	$ (40)
03/20/24	Israeli Shekels	64,000	U.S. Dollars	17,785	CITI	(65)
03/20/24	U.S. Dollars	509,802	Hong Kong Dollars	3,976,000	CITI	(322)
03/20/24	U.S. Dollars	85,022	Israeli Shekels	311,000	CITI	(1,089)
03/20/24	Hong Kong Dollars	35,719,987	U.S. Dollars	4,585,635	CITI	(2,733)
03/20/24	Australian Dollars	5,009,000	U.S. Dollars	3,429,917	CITI	(8,269)
03/20/24	U.S. Dollars	790,127	Danish Kroner	5,380,000	CITI	(9,894)
03/20/24	U.S. Dollars	1,387,557	Singapore Dollars	1,842,000	CITI	(13,356)
03/20/24	U.S. Dollars	2,539,319	Canadian Dollars	3,380,000	CITI	(14,330)
03/21/24	U.S. Dollars	5,637,796	Japanese Yen	790,000,000	CITI	(37,093)
03/20/24	Swedish Kronor	61,000,000	U.S. Dollars	6,132,287	CITI	(65,116)
03/20/24	U.S. Dollars	2,589,084	Norwegian Kroner	27,000,000	CITI	(73,158)
03/20/24	U.S. Dollars	17,998,615	British Pounds	14,263,000	CITI	(188,870)
03/20/24	U.S. Dollars	17,969,101	Australian Dollars	26,932,000	CITI	(428,148)
03/20/24	U.S. Dollars	21,301,087	Swedish Kronor	220,000,000	CITI	(580,514)
03/20/24	U.S. Dollars	34,319,736	Euro	31,617,000	CITI	(697,010)
03/20/24	U.S. Dollars	37,440,318	New Zealand Dollars	60,893,000	CITI	(1,060,826)
03/20/24	U.S. Dollars	44,937,508	Swiss Francs	38,680,000	CITI	(1,436,619)
Subtotal Depreciation						$(4,617,452)
Total Forward Foreign Currency Contracts outstanding at December 31, 2023						$ 1,235,993
Swap Agreements outstanding at December 31, 2023:
Pay Rate Index/Pay Rate	Receive Rate Index/Receive Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Increase in total return of AEX Index (At Termination)	Decrease in total return of AEX Index (At Termination)	1/19/2024	GSC	EUR	5,537,350	$ 12,988	$ —	$ 12,988
Financing Index: 1-Day SONIA + 0.49%	MSCI United Kingdom Net Return GBP Index (Monthly)	3/20/2024	GSC	GBP	3,166,607	91,677	—	91,677
Financing Index: 1-Month TELBOR - 0.15%	Tel Aviv Interbank Offered Rate (Monthly)	3/20/2024	GSC	ILS	4,823,405	47,974	—	47,974
MSCI Spain Net Return EUR Index (Monthly)	Financing Index: Euro Short Term Rate - 0.19%	3/20/2024	GSC	EUR	1,743,482	4,618	—	4,618
MSCI Switzerland Net Return CHF Index (Monthly)	Financing Index: Swiss Average Rate Overnight - 0.15%	3/20/2024	GSC	CHF	301,110	342	—	342
Financing Index: Bank of Japan Unsecured Overnight Call Rate + 0%	MSCI Japan Net Return JPY Index (Monthly)	3/21/2024	GSC	JPY	112,915,038	3,884	—	3,884
Subtotal Appreciation						$ 161,483	$ —	$ 161,483
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate Index/Receive Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Increase in total return of Swiss Market Index (At Termination)	Decrease in total return of Swiss Market Index (At Termination)	3/15/2024	GSC	CHF	6,981,030	$ (3,377)	$ —	$ (3,377)
Financing Index: Euro Short Term Rate + 0.41%	MSCI Italy Net Return EUR Index (Monthly)	3/20/2024	GSC	EUR	3,792,813	(7,680)	—	(7,680)
MSCI Australia Net Return AUD Index (Monthly)	Financing Index: 1-Month ASX BBSW + 0.1%	3/20/2024	GSC	AUD	592,117	(17,245)	—	(17,245)
MSCI Canada Net Return CAD Index (Monthly)	Financing Index: Canadian Overnight Repo Rate Average - 0.95%	3/20/2024	GSC	CAD	6,334,866	(86,649)	—	(86,649)
MSCI Netherlands Net Return EUR Index (Monthly)	Financing Index: Euro Short Term Rate + 0.05%	3/20/2024	GSC	EUR	49,844	(211)	—	(211)
MSCI Sweden Net Return SEK Index (Monthly)	Financing Index: 1-Month STIBOR - 0.19%	3/20/2024	GSC	SEK	34,156,758	(121,537)	—	(121,537)
MSCI Switzerland Net Return CHF Index (Monthly)	Financing Index: Swiss Average Rate Overnight - 0.15%	3/20/2024	GSC	CHF	1,102,903	(9,185)	—	(9,185)
Subtotal Depreciation						$(245,884)	$ —	$(245,884)
Net Total Return Swaps outstanding at December 31, 2023						$ (84,401)	$ —	$ (84,401)
Total Return Basket Swap Agreements outstanding at December 31, 2023:
Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the SONIA plus or minus a specified spread (-0.25% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swap (Monthly).*	20-60 months maturity ranging from 08/08/2025- 12/21/2028	GSC	$26,377,398	$395,776	$ —	$395,776
The Fund receives the total return on a portfolio of short equity positions and receives the SSARON minus a specified spread (-0.35%), which is denominated in CHF based on the local currencies of the positions within the swap (Monthly).	37-53 months maturity ranging from 01/06/2027- 05/26/2028	GSC	2,720,900	1,885	—	1,885
The Fund receives the total return on a portfolio of long equity positions and pays HIBOR plus a specified spread (0.33%), which is denominated in HKD based on the local currencies of the positions within the swap (Monthly).	20-56 months maturity ranging from 08/08/2025- 08/31/2028	GSC	43,352,953	381,676	—	381,676
The Fund receives the total return on a portfolio of short equity positions and receives the NOWA minus a specified spread (-0.35%), which is denominated in NOK based on the local currencies of the positions within the swap (Monthly).	47 months maturity 11/03/2027	GSC	14,396,927	39,480	—	39,480
Subtotal Appreciation				$818,817	$ —	$818,817

* The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

See Notes to Financial Statements.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Shell PLC	151,096	$ 3,880,273	$ 138,471	34.99%
HSBC Holdings PLC	585,262	3,714,549	182,423	46.09
Centrica PLC	1,424,591	2,003,585	(62,643)	(15.83)
Rolls-Royce Holdings PLC	616,918	1,846,117	12,903	3.26
BP PLC	362,157	1,684,300	20,783	5.25
Antofagasta PLC	(92,362)	1,549,352	(162,648)	(41.10)
InterContinental Hotels Group PLC	20,586	1,456,369	38,334	9.69
Marks & Spencer Group PLC	487,182	1,324,585	45,056	11.38
Man Group PLC	392,368	912,648	60,896	15.39
Vodafone Group PLC	1,295,553	887,662	85,672	21.65
Barratt Developments PLC	149,149	838,215	35,945	9.08
Hiscox, Ltd.	51,076	538,341	6,196	1.57
Associated British Foods PLC	22,113	522,861	(14,250)	(3.60)
Burberry Group PLC	33,533	474,509	(28,945)	(7.31)
Whitbread PLC	12,433	454,122	46,048	11.63
NatWest Group PLC	(191,146)	417,698	1,910	0.48
Melrose Industries PLC	68,585	388,937	(2,331)	(0.59)
London Stock Exchange Group PLC	3,917	363,264	5,104	1.29
Carnival PLC	23,425	304,947	814	0.21
Endeavor Mining PLC	(17,259)	302,978	(11,395)	(2.88)
Ashtead Group PLC	(4,936)	269,162	(22,022)	(5.56)
CRH PLC	4,849	261,801	16,703	4.22
3i Group PLC	10,296	248,622	12,373	3.13
EasyJet PLC	45,092	229,493	17,592	4.44
Direct Line Insurance Group	100,936	183,381	(11,737)	(2.97)
RS Group PLC	(22,343)	182,969	(2,438)	(0.62)
TUI AG	29,383	179,608	1,431	0.36
GBP Spectris PLC	4,401	166,078	1,139	0.29
Rentokil Initial PLC	(36,222)	160,167	(10,747)	(2.72)
Barclays PLC	90,974	139,751	12,496	3.16
Anglo American PLC	(6,397)	125,600	(13,906)	(3.51)
Croda International PLC	(2,218)	111,929	(7,721)	(1.95)
BAE Systems PLC	9,645	107,108	8,055	2.03
International Distributions	35,425	96,391	(3,692)	(0.93)
Ocado Group PLC	6,601	50,026	(93)	(0.02)
		$26,377,398	$ 395,776	100.00%

Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of short equity positions and receives the DETNT/N minus a specified spread (-0.35%), which is denominated in DKK based on the local currencies of the positions within the swap (Monthly).	20 months maturity 08/08/2025	GSC	$ 820,974	$(12,540)	$—	$(12,540)
The Fund receives the total return on a portfolio of short equity positions and pays 1-Month SORA minus a specified spread (0.40%), which is denominated in SGD based on the local currencies of the positions within the swap (Monthly).	51-57 months maturity ranging from 03/23/2028- 09/15/2028	GSC	1,656,251	(73,450)	—	(73,450)
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of short equity positions and receives the STIBOR minus a specified spread (-0.90 to -0.35%), which is denominated in SEK based on the local currencies of the positions within the swap (Monthly).	51-60 months maturity ranging from 03/03/2028- 12/21/2028	GSC	$ 25,197,544	$ (213,975)	$ —	$ (213,975)
The Fund receives the total return on a portfolio of short equity positions and receives the MUTSCALM minus a specified spread (-0.30%), which is denominated in JPY based on the local currencies of the positions within the swap (Monthly).	20-60 months maturity ranging from 08/08/2025- 12/21/2028	GSC	1,501,620,218	(428,697)	—	(428,697)
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EONIA or EURIBOR plus or minus a specified spread (-0.35% to 0.25%), which is denominated in EUR based on the local currencies of the positions within the swap (Monthly).**	20-60 months maturity ranging from 08/08/2025- 12/21/2028	GSC	47,247,558	(749,296)	—	(749,296)
The Fund receives the total return on a portfolio of short equity positions and receives the RBA minus a specified spread (-2.00 to -0.40%), which is denominated in AUD based on the local currencies of the positions within the swap (Monthly).	37-59 months maturity ranging from 01/06/2027- 11/06/2028	GSC	13,097,543	(975,828)	—	(975,828)
Subtotal Depreciation				$(2,453,786)	$ —	$(2,453,786)
Net Total Return Basket Swaps				$(1,634,969)	$ —	$(1,634,969)

** The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Sanofi	24,314	$ 2,188,640	$ 55,122	(7.36)%
Engie SA	121,925	1,945,620	(26,953)	3.60
TotalEnergies SE	31,468	1,938,306	(16,961)	2.26
Unibail-Rodamco-Westfield REIT	(28,391)	1,902,167	(97,726)	13.04
Orange SA	177,149	1,828,962	(156,464)	20.88
DSM-Firmenich AG	(18,560)	1,709,706	(78,241)	10.44
Repsol SA	119,002	1,599,046	(52,989)	7.07
Banco de Sabadell SA	1,414,914	1,577,697	(158,763)	21.19
Cellnex Telecom SA	(43,383)	1,547,279	(5,207)	0.70
Eiffage SA	14,493	1,409,333	8,066	(1.08)
Compagnie De Saint Gobain	20,481	1,368,195	95,366	(12.73)
Banco Santander SA	359,322	1,361,412	(63,245)	8.44
Rexel SA	54,538	1,355,915	26,905	(3.59)
Sodexo SA	13,116	1,307,958	28,731	(3.83)
L’Oreal SA	2,710	1,223,730	20,619	(2.75)
Societe Generale SA	44,418	1,070,479	11,581	(1.55)
Dassault Aviation SA	5,963	1,070,203	(10,266)	1.37
Worldline SA	63,362	998,111	(4,660)	0.62
STMicroelectronics NV	21,797	990,367	20,545	(2.74)
Corp ACCIONA Energias Renovables	(32,913)	925,305	(43,260)	5.77
Telefonica	252,790	895,310	(98,288)	13.12

See Notes to Financial Statements.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Wacker Chemie AG	(7,689)	$ 878,143	$ (11,692)	1.56%
Safran SA	5,432	867,538	(36,440)	4.86
Mapfre SA	443,259	862,878	(31,825)	4.25
Dr. Ing hc F Porsche AG	(10,365)	826,957	28,467	(3.80)
CTS Eventim AG & Co. KGaA	(12,722)	797,066	21,770	(2.91)
BNP Paribas SA	12,414	780,922	22,114	(2.95)
Hermes International SCA	378	727,791	(26,908)	3.59
Sartorius Stedim Biotech	(2,549)	612,302	(87,453)	11.67
Ferrari NV	(1,960)	599,402	83,360	(11.12)
Axa SA	19,718	583,287	(11,624)	1.55
Ipsen SA	5,289	571,512	31,341	(4.18)
Bouygues SA	16,408	560,769	(37,680)	5.03
Adyen NV	(436)	509,851	24,133	(3.22)
Acerinox SA	46,203	493,231	23,283	(3.11)
Eurofins Scientific	(7,494)	442,820	(35,428)	4.73
S.o.i.t.e.c.	(2,673)	433,279	1,224	(0.16)
D'ieteren Group	(2,416)	428,099	(36,100)	4.82
Faurecia SE (Euronext Paris Exchange)	(20,131)	413,083	(29,982)	4.00
Siemens Healthineers AG	(7,682)	404,010	(1,934)	0.26
Rubis	17,899	403,352	7,391	(0.99)
OCI NV	(14,484)	380,240	(112,682)	15.04
Air France-KLM	26,883	366,446	41,269	(5.51)
Reply SPA	(2,899)	347,079	(29,922)	3.99
Orion OYJ Class B	(8,031)	315,226	(15,001)	2.00
SCOR SE	10,201	270,755	(10,006)	1.34
Rheinmetall AG	(918)	263,718	(2,959)	0.40
Aurubis AG	(3,386)	250,979	7,473	(1.00)
DiaSorin SpA	(2,537)	236,852	(9,739)	1.30
Vivendi SE	23,741	230,216	17,149	(2.29)
Other	(62,049)	2,176,015	15,193	(2.02)
		$47,247,559	$(749,296)	100.00%
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 40,159,432	$ 40,159,432	$ —	$ —
Foreign Common Stocks:
Belgium	6,503,876	5,133,131	1,370,745	—
Canada	42,677,235	42,677,235	—	—
Germany	89,445,384	6,084,698	83,360,686	—
India	21,389,065	14,122,330	7,266,735	—
Ireland	66,660,424	63,416,558	3,243,866	—
Israel	9,663,662	9,663,662	—	—
Japan	214,566,352	278,923	214,287,429	—
Jersey	21,930,527	519,723	21,410,804	—
Mexico	8,613,929	8,613,929	—	—
Netherlands	55,687,008	6,428,526	49,258,482	—
Peru	4,680,965	4,680,965	—	—
Switzerland	134,813,764	19,774,385	115,039,379	—
Taiwan	10,765,872	10,765,872	—	—
United Kingdom	40,478,725	16,587,506	23,891,219	—
Other ^^	249,569,517	—	249,569,517	—
Total Foreign Common Stocks	977,446,305	208,747,443	768,698,862	—
Foreign Preferred Stocks	11,466,790	—	11,466,790	—
Money Market Funds	64,563,189	64,563,189	—	—
Total Assets - Investments in Securities	$1,093,635,716	$313,470,064	$780,165,652	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 5,853,445	$ —	$ 5,853,445	$ —
Futures Contracts	1,674,967	1,674,967	—	—
Swap Agreements	980,300	—	980,300	—
Total Assets - Other Financial Instruments	$ 8,508,712	$ 1,674,967	$ 6,833,745	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$(4,617,452)	$ —	$(4,617,452)	$ —
Futures Contracts	(875,605)	(875,605)	—	—
Swap Agreements	(2,699,670)	—	(2,699,670)	—
Total Liabilities - Other Financial Instruments	$(8,192,727)	$(875,605)	$(7,317,122)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
See Notes to Financial Statements.

Emerging Markets Equity Fund (Unaudited)
Emerging markets equity performed decently in 2023, up 9.83% as measured by the MSCI Emerging Markets Index. China, the largest regional component of the index, was the primary drag on index returns for the year, as the economic recovery lagged most other countries.
The Fund is actively managed and invests mainly in equity securities that are economically tied to emerging markets. In addition, the Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors. The Investor Class of the Fund outperformed its benchmark, the MSCI Emerging Markets Index, for the one-year period ended December 31, 2023 (10.67% (net of fees) versus 9.83%). The outperformance was mainly driven by the underweight to Chinese equities and an overweight to some of the more value sensitive sectors.
Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and total return swaps. Overall, derivative exposure outperformed the benchmark index.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with emerging markets equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. Medium- and small-sized companies’ stocks have historically been subject to more investment risk and more volatile and less liquid than large company stocks, respectively. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	24.0
Information Technology	21.2
Consumer Discretionary	12.1
Consumer Staples	7.0
Industrials	7.0
Communication Services	6.2
Money Market Funds	6.0
Materials	4.8
Energy	4.7
Real Estate	2.2
Health Care	2.1
Utilities	1.2
Rights	—**
98.5
**Rounds to less than 0.05%

See Notes to Financial Statements.

Emerging Markets Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	11.07%	10.67%	9.83%
Five Year	4.68%	4.32%	3.68%
Ten Year	1.84%	1.53%	2.66%
Since Inception	1.56%	1.25%	2.32%
Inception Date	10/31/13	10/31/13
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	1.11%	1.41%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Investor Class*
MSCI Emerging Markets Index**
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$13,004
$11,638
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013  to December 31, 2023,  with all dividends and capital gains reinvested, with the MSCI Emerging Markets Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
COMMON STOCKS — 2.0%
Consumer Discretionary — 2.0%
Coupang, Inc.*	180,352	$ 2,919,899
MercadoLibre, Inc.*	3,730	5,861,844
Samsonite International SA 144A*	216,300	713,622
Yum China Holdings, Inc.	144,920	6,148,955
		15,644,320
Materials — 0.0%
Southern Copper Corporation	2,441	210,097
Total Common Stocks (Cost $15,930,836)		15,854,417
FOREIGN COMMON STOCKS — 88.8%
Brazil — 5.3%
Atacadao SA	848,800	2,175,119
B3 SA - Brasil Bolsa Balcao	2,096,600	6,272,965
Banco Bradesco SA*	887,600	2,794,459
Banco BTG Pactual SA*	331,732	2,565,790
Banco do Brasil SA	264,000	3,009,451
BB Seguridade Participacoes SA	134,200	932,050
Caixa Seguridade Participacoes S/A	181,024	481,066
Cyrela Brazil Realty SA Empreendimentos e Participacoes	400,900	1,977,148
Fleury SA*	94,400	350,521
Klabin SA	209,600	958,773
Localiza Rent a Car SA*	187,516	2,455,110
Magazine Luiza SA*	3,110,518	1,382,936
NU Holdings, Ltd. Class A*	52,003	433,185
Odontoprev SA	109,400	261,720
PRIO SA	29,600	280,006
Raia Drogasil SA	1,263,320	7,647,640
Rede D'Or Sao Luiz SA 144A*	328,389	1,945,583
Rumo SA	77,700	367,313
Sendas Distribuidora SA	178,000	493,145
Suzano SA*	80,600	917,860
TIM SA	123,200	453,703
TOTVS SA*	70,300	487,555
Ultrapar Participacoes SA	62,600	339,590
Vale SA	199,400	3,158,233
Vale SA ADR	9,830	155,904
		42,296,825
Canada — 0.2%
Parex Resources, Inc.Δ	105,881	1,993,684
Cayman Islands — 0.3%
Patria Investments, Ltd. Class A	146,934	2,278,946
Chile — 0.3%
Banco de Chile ADR	8,371	193,203
Banco Santander Chile ADRΔ	3,609	70,339
Cencosud SA	578,080	1,085,938
Empresas CMPC SA	350,803	676,911
Enel Chile SA	7,657,877	496,020
		2,522,411
China — 15.0%
360 Security Technology, Inc. Class A*	46,300	58,500
	Shares	Value
37 Interactive Entertainment Network Technology Group Co., Ltd. Class A	24,700	$ 65,228
Agricultural Bank of China, Ltd. Class A	92,500	47,251
AIMA Technology Group Co., Ltd. Class A	11,700	41,106
Alibaba Group Holding, Ltd. ADR	154,963	12,011,182
Aluminum Corporation of China, Ltd. Class H	1,664,000	831,894
Amlogic Shanghai Co., Ltd. Class A	806	7,083
Angel Yeast Co., Ltd. Class A	1,700	8,396
Anhui Jianghuai Automobile Group Corporation, Ltd. Class A*	26,000	58,923
Anjoy Foods Group Co., Ltd. Class A	6,800	99,812
ANTA Sports Products, Ltd.	67,000	651,194
Apeloa Pharmaceutical Co., Ltd. Class A	8,200	17,696
Avary Holding Shenzhen Co., Ltd. Class A	30,800	96,441
AVIC Airborne Systems Co., Ltd.	4,453	—
Baidu, Inc. Class A*	168,950	2,514,976
Bank of Beijing Co., Ltd. Class A	220,100	139,905
Bank of China, Ltd. Class A	41,100	23,014
Bank of China, Ltd. Class H	2,323,000	882,698
Bank of Communications Co., Ltd. Class A	139,400	112,320
Bank of Shanghai Co., Ltd. Class A	156,800	131,362
Baoshan Iron & Steel Co., Ltd. Class A	95,500	79,498
Beijing E-Hualu Information Technology Co., Ltd. Class A*	13,300	58,675
Beijing Kingsoft Office Software, Inc. Class A	835	37,022
Beijing Roborock Technology Co., Ltd. Class A	251	9,962
Beijing Shiji Information Technology Co., Ltd. Class A*	7,100	9,690
Bloomage Biotechnology Corporation, Ltd. Class A	560	5,260
BYD Co., Ltd. Class A	4,200	116,717
BYD Co., Ltd. Class H	32,500	896,501
China Cinda Asset Management Co., Ltd. Class H	3,793,000	378,944
China CITIC Bank Corporation, Ltd. Class H	4,522,000	2,132,698
China Communications Services Corporation, Ltd. Class H	2,934,000	1,216,678
China Construction Bank Corporation Class A	38,500	35,185
China Construction Bank Corporation Class H	7,328,000	4,359,065
China Everbright Bank Co., Ltd. Class A	346,500	141,035
China Mengniu Dairy Co., Ltd.*	132,000	355,596
China Merchants Bank Co., Ltd. Class A	14,756	57,629
China Merchants Bank Co., Ltd. Class H	322,000	1,120,086
China Merchants Securities Co., Ltd. Class A	27,700	53,039

See Notes to Financial Statements.

	Shares	Value
China National Building Material Co., Ltd. Class H	2,196,000	$ 940,400
China National Nuclear Power Co., Ltd. Class A	64,100	67,467
China Pacific Insurance Group Co., Ltd. Class A	34,500	115,298
China Pacific Insurance Group Co., Ltd. Class H	1,036,067	2,095,865
China Petroleum & Chemical Corporation Class A	327,000	256,047
China Railway Group, Ltd. Class A	181,400	144,659
China Railway Group, Ltd. Class H	1,035,000	461,497
China Railway Signal & Communication Corporation, Ltd. Class A	13,568	8,341
China Resources Land, Ltd.Δ	1,625,987	5,834,078
China Resources Microelectronics, Ltd. Class A	1,964	12,314
China Shenhua Energy Co., Ltd. Class A	19,100	84,087
China State Construction Engineering Corporation, Ltd. Class A	329,700	222,636
China State Construction International Holdings, Ltd.	452,000	523,057
China Yangtze Power Co., Ltd. Class A	114,199	374,092
Chongqing Changan Automobile Co., Ltd. Class A	84,600	199,845
CNPC Capital Co., Ltd. Class A	11,900	9,013
Contemporary Amperex Technology Co., Ltd. Class A	28,918	662,588
COSCO SHIPPING Holdings Co., Ltd. Class A	111,700	150,174
CSC Financial Co., Ltd. Class A	190,100	631,228
CSC Financial Co., Ltd. Class H 144A	233,500	206,387
Daqin Railway Co., Ltd. Class A	73,300	74,168
DHC Software Co., Ltd. Class A	19,700	17,051
Dong-E-E-Jiao Co., Ltd. Class A	2,800	19,371
Dongfeng Motor Group Co., Ltd. Class H	2,038,000	1,015,574
East Money Information Co., Ltd. Class A	30,960	61,056
Eastroc Beverage Group Co., Ltd. Class A	500	12,805
ENN Energy Holdings, Ltd.	47,700	352,238
Focus Media Information Technology Co., Ltd. Class A	54,300	48,200
Foshan Haitian Flavouring & Food Co., Ltd. Class A	39,677	211,384
Foxconn Industrial Internet Co., Ltd. Class A	102,500	217,331
Fuyao Glass Industry Group Co., Ltd. Class A	361,300	1,895,387
Fuyao Glass Industry Group Co., Ltd. Class H 144A	91,200	444,095
G-bits Network Technology Xiamen Co., Ltd. Class A	1,000	34,365
GCL Technology Holdings, Ltd.	2,487,000	394,933
Geely Automobile Holdings, Ltd.	309,000	340,398
Giant Network Group Co., Ltd. Class A	19,400	30,320
	Shares	Value
Gree Electric Appliances, Inc. of Zhuhai Class A	17,800	$ 80,423
Guangdong Haid Group Co., Ltd. Class A	16,400	103,362
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class A	7,600	30,499
Guosen Securities Co., Ltd. Class A	17,100	20,499
Guotai Junan Securities Co., Ltd. Class A	69,200	144,527
Guoyuan Securities Co., Ltd. Class A	3,200	3,067
H World Group, Ltd. ADR	3,029	101,290
Hainan Airport Infrastructure Co., Ltd. Class A*	22,000	11,424
Henan Shenhuo Coal & Power Co., Ltd. Class A	23,900	56,388
Henan Shuanghui Investment & Development Co., Ltd. Class A	67,300	252,420
Hengdian Group DMEGC Magnetics Co., Ltd. Class A	33,300	63,260
Hithink RoyalFlush Information Network Co., Ltd. Class A	900	19,829
Huaibei Mining Holdings Co., Ltd. Class A	102,400	239,081
Hualan Biological Engineering, Inc. Class A	110,700	343,735
Huatai Securities Co., Ltd. Class A	66,900	131,032
Huaxia Bank Co., Ltd. Class A	213,907	168,696
Huayu Automotive Systems Co., Ltd. Class A	77,000	175,888
Hubei Jumpcan Pharmaceutical Co., Ltd. Class A	17,800	78,482
Hunan Valin Steel Co., Ltd. Class A	149,400	107,991
Hundsun Technologies, Inc. Class A	25,000	100,851
Industrial & Commercial Bank of China, Ltd. Class A	105,400	70,701
Industrial & Commercial Bank of China, Ltd. Class H	2,910,000	1,418,169
Industrial Bank Co., Ltd. Class A	58,400	132,866
Inner Mongolia Yili Industrial Group Co., Ltd. Class A	346,861	1,302,655
Isoftstone Information Technology Group Co., Ltd. Class A*	1,900	12,307
JA Solar Technology Co., Ltd. Class A	7,400	21,528
JCET Group Co., Ltd. Class A	16,800	70,349
Jiangsu Pacific Quartz Co., Ltd. Class A	500	6,098
Jiangsu Phoenix Publishing & Media Corporation, Ltd. Class A	24,000	29,665
Jizhong Energy Resources Co., Ltd. Class A	13,700	13,725
Jointown Pharmaceutical Group Co., Ltd. Class A	118,517	116,593
Juewei Food Co., Ltd. Class A	1,300	4,900
Kanzhun, Ltd. ADR	117,383	1,949,732
KE Holdings, Inc. ADR	111,924	1,814,288
Kingnet Network Co., Ltd. Class A	14,400	22,573
Kingsoft Corporation, Ltd.	42,200	130,458
Kunlun Energy Co., Ltd.	1,006,000	907,881
Kunlun Tech Co., Ltd. Class A*	6,000	31,485
Lens Technology Co., Ltd. Class A	25,800	47,762
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Li Auto, Inc. Class A*	119,800	$2,244,587
Lingyi iTech Guangdong Co. Class A	156,600	148,362
LONGi Green Energy Technology Co., Ltd. Class A	11,800	37,917
Luxshare Precision Industry Co., Ltd. Class A	11,400	55,098
Mango Excellent Media Co., Ltd. Class A	9,800	34,667
Meihua Holdings Group Co., Ltd. Class A	126,300	169,272
Meituan Class B 144A*	435,350	4,570,643
Metallurgical Corporation of China, Ltd. Class A	448,900	192,732
Midea Group Co., Ltd. Class A	783,992	6,012,419
Montage Technology Co., Ltd. Class A	1,970	16,219
Muyuan Foods Co., Ltd. Class A	1,600	9,252
NARI Technology Co., Ltd. Class A	1,506,426	4,717,333
National Silicon Industry Group Co., Ltd. Class A*	5,208	12,657
NetEase, Inc.	61,100	1,102,341
NetEase, Inc. ADR	20,039	1,866,833
New China Life Insurance Co., Ltd. Class A	17,800	77,825
New China Life Insurance Co., Ltd. Class H	170,000	331,680
New Oriental Education & Technology Group, Inc.*	120,600	879,131
Ningbo Ronbay New Energy Technology Co., Ltd. Class A	800	4,466
NIO, Inc. ADRΔ*	36,022	326,720
Offshore Oil Engineering Co., Ltd. Class A	251,300	209,442
Orient Overseas International, Ltd.Δ	100,000	1,396,600
PDD Holdings, Inc. ADR*	18,687	2,734,095
People.cn Co., Ltd. Class A	3,600	14,116
People's Insurance Co. Group of China, Ltd. (The) Class A	64,500	43,851
People's Insurance Co. Group of China, Ltd. (The) Class H	420,000	129,186
PetroChina Co., Ltd. Class A	267,500	264,956
PetroChina Co., Ltd. Class H	514,000	339,646
PICC Property & Casualty Co., Ltd. Class H	2,522,000	3,001,224
Ping An Bank Co., Ltd. Class A	63,600	83,820
Ping An Insurance Group Co. of China, Ltd. Class A	35,200	199,314
Ping An Insurance Group Co. of China, Ltd. Class H	1,567,996	7,098,787
Power Construction Corporation of China, Ltd. Class A	25,500	17,497
SDIC Power Holdings Co., Ltd. Class A	22,300	41,247
Seres Group Co., Ltd. Class A*	3,000	32,072
Shandong Nanshan Aluminum Co., Ltd. Class A	81,000	33,407
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	1,790,400	1,744,886
Shanghai Baosight Software Co., Ltd. Class A	24,720	169,262
	Shares	Value
Shanghai BOCHU Electronic Technology Corporation, Ltd. Class A	278	$ 9,875
Shanghai Junshi Biosciences Co., Ltd. Class A*	1,216	7,136
Shanxi Coal International Energy Group Co., Ltd. Class A	53,900	132,450
Shanxi Coking Coal Energy Group Co., Ltd. Class A	10,800	14,973
Shanxi Lu'an Environmental Energy Development Co., Ltd. Class A	5,200	15,989
Shenzhen Inovance Technology Co., Ltd. Class A	363,326	3,221,052
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	130,090	5,309,278
Shenzhen SC New Energy Technology Corporation Class A	1,000	10,385
Shenzhen Transsion Holdings Co., Ltd. Class A	1,226	23,803
Shenzhou International Group Holdings, Ltd.	65,300	669,904
Sichuan Kelun Pharmaceutical Co., Ltd. Class A	4,500	18,347
Sichuan Kelun-Biotech Biopharmaceutical Co., Ltd.*	51,200	673,817
Silergy Corporation	41,000	665,467
Sinopharm Group Co., Ltd. Class H	734,000	1,923,665
SooChow Securities Co., Ltd. Class A	12,800	13,133
Sungrow Power Supply Co., Ltd. Class A	25,899	318,268
Sunny Optical Technology Group Co., Ltd.	6,700	60,909
Sunresin New Materials Co., Ltd. Class A	47,850	356,259
Suzhou Dongshan Precision Manufacturing Co., Ltd. Class A	3,800	9,686
Tencent Music Entertainment Group ADR*	22,026	198,454
Thunder Software Technology Co., Ltd. Class A	7,200	80,810
Tongling Nonferrous Metals Group Co., Ltd. Class A	7,700	3,544
Tongwei Co., Ltd. Class A	14,500	50,913
Trina Solar Co., Ltd. Class A	3,900	15,620
Unisplendour Corporation, Ltd. Class A*	5,200	14,112
Universal Scientific Industrial Shanghai Co., Ltd. Class A	53,400	113,209
Vipshop Holdings, Ltd. ADR*	13,960	247,930
Weichai Power Co., Ltd. Class A	53,400	102,219
Weichai Power Co., Ltd. Class H	266,000	444,392
Western Mining Co., Ltd. Class A	6,200	12,406
Western Superconducting Technologies Co., Ltd. Class A	1,152	8,607
Will Semiconductor Co., Ltd. Class A	119,503	1,789,501
WUS Printed Circuit Kunshan Co., Ltd. Class A	4,000	12,405
WuXi AppTec Co., Ltd. Class A	400	4,086
WuXi AppTec Co., Ltd. Class H 144A	51,600	525,705
Xiamen C&D, Inc. Class A	51,600	69,807

See Notes to Financial Statements.

	Shares	Value
Xiaomi Corporation Class B 144A*	30,200	$ 60,474
Yadea Group Holdings, Ltd. 144A	36,000	63,409
Yealink Network Technology Corporation, Ltd. Class A	8,780	36,400
Yihai Kerry Arawana Holdings Co., Ltd. Class A	1,900	8,905
Yunnan Aluminium Co., Ltd. Class A	373,748	641,001
Yutong Bus Co., Ltd. Class A	130,100	242,001
Zhejiang Century Huatong Group Co., Ltd. Class A*	21,800	15,786
Zhejiang Dahua Technology Co., Ltd. Class A	6,300	16,311
Zhejiang Dingli Machinery Co., Ltd. Class A	3,000	21,545
Zhejiang Sanhua Intelligent Controls Co., Ltd. Class A	132,030	544,677
Zhejiang Zheneng Electric Power Co., Ltd. Class A*	16,800	10,869
Zhongji Innolight Co., Ltd. Class A	22,000	347,609
Zhongjin Gold Corporation, Ltd. Class A	38,700	54,037
Zhongsheng Group Holdings, Ltd.	131,000	313,775
Zhuzhou CRRC Times Electric Co., Ltd. Class A	1,033	5,267
ZTE Corporation Class A	38,200	141,903
ZTO Express Cayman, Inc.	40,824	858,055
ZTO Express Cayman, Inc. ADR	36,693	780,827
		119,041,018
Egypt — 0.0%
Commercial International Bank - Egypt (CIB) GDR	211,021	270,107
Greece — 0.4%
JUMBO SA	22,453	622,649
National Bank of Greece SA*	131,468	913,406
Piraeus Financial Holdings SA*	434,511	1,535,449
Sarantis SA	3,461	32,018
		3,103,522
Hong Kong — 6.9%
AIA Group, Ltd.	749,800	6,525,421
Alibaba Group Holding, Ltd.	713,296	6,870,854
China Merchants Port Holdings Co., Ltd.	506,000	689,553
China Overseas Land & Investment, Ltd.	180,000	317,571
China Taiping Insurance Holdings Co., Ltd.	1,293,600	1,115,539
CITIC, Ltd.	2,794,000	2,793,591
Hong Kong Exchanges and Clearing, Ltd.	168,200	5,769,304
Lenovo Group, Ltd.	296,000	414,234
Sinotruk Hong Kong, Ltd.	298,500	585,963
Tencent Holdings, Ltd.	795,967	30,051,633
		55,133,663
Hungary — 0.5%
MOL Hungarian Oil & Gas PLC	177,008	1,441,929
OTP Bank Nyrt PLC	60,852	2,771,952
		4,213,881
	Shares	Value
India — 16.3%
Amber Enterprises India, Ltd.*	6,037	$ 227,267
Apollo Hospitals Enterprise, Ltd.	8,699	595,919
Axis Bank, Ltd.	275,707	3,648,810
Bajaj Auto, Ltd.	7,392	603,628
Bajaj Finance, Ltd.	18,323	1,612,265
Bank of Baroda	599,030	1,662,080
Bharat Petroleum Corporation, Ltd.	219,530	1,188,889
Bharti Airtel, Ltd.	291,589	3,614,849
Cartrade Tech, Ltd.*	16,164	138,549
CG Power & Industrial Solutions, Ltd.	82,946	452,770
Coal India, Ltd.	649,506	2,932,909
Coforge, Ltd.	8,539	643,156
Computer Age Management Services, Ltd.	20,806	662,405
Craftsman Automation, Ltd.	3,394	220,509
Crompton Greaves Consumer Electricals, Ltd.	97,752	365,036
DLF, Ltd.	33,609	293,098
Embassy Office Parks REIT	374,223	1,459,993
Five-Star Business Finance, Ltd.*	28,737	253,696
Godrej Properties, Ltd.*	29,317	708,652
HDFC Bank, Ltd.	1,018,521	20,855,258
HDFC Life Insurance Co., Ltd. 144A	103,836	806,821
Hindustan Aeronautics, Ltd.	41,573	1,400,381
Hindustan Petroleum Corporation, Ltd.*	133,259	638,811
ICICI Bank, Ltd.	406,684	4,859,792
ICICI Lombard General Insurance Co., Ltd. 144A	37,421	638,264
Indian Oil Corporation, Ltd.	1,442,933	2,250,465
Info Edge India, Ltd.	6,804	419,957
Infosys, Ltd.	50,236	929,893
InterGlobe Aviation, Ltd. 144A*	3,533	125,867
Jio Financial Services, Ltd.*	233,143	651,814
Kotak Mahindra Bank, Ltd.	86,904	1,991,193
Larsen & Toubro, Ltd.	185,848	7,870,268
Macrotech Developers, Ltd. 144A	106,757	1,311,510
Mahindra & Mahindra, Ltd.	605,739	12,580,344
Marico, Ltd.	1,236,510	8,147,656
Max Healthcare Institute, Ltd.	63,108	520,441
Navin Fluorine International, Ltd.	9,316	431,134
Netweb Technologies India, Ltd.*	16,918	241,090
NTPC, Ltd.	836,327	3,124,552
Oil & Natural Gas Corporation, Ltd.	1,173,495	2,889,166
PB Fintech, Ltd.*	100,916	962,757
Petronet LNG, Ltd.	629,119	1,682,259
Power Finance Corporation, Ltd.	199,663	917,396
Power Grid Corporation of India, Ltd.	1,016,856	2,896,358
REC, Ltd.	185,843	921,317
Reliance Industries, Ltd.	137,324	4,262,256
Route Mobile, Ltd.	19,390	372,262
SBI Life Insurance Co., Ltd. 144A	214,306	3,688,157
Sona Blw Precision Forgings, Ltd. 144A	66,522	514,843
State Bank of India	136,914	1,055,424
Tata Consultancy Services, Ltd.	246,036	11,205,439
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Tata Consumer Products, Ltd.	89,607	$ 1,169,704
Tata Motors, Ltd.	90,879	851,410
TeamLease Services, Ltd.*	10,222	392,517
UltraTech Cement, Ltd.	7,294	920,147
Vedanta, Ltd.	847,559	2,631,376
Zomato, Ltd.*	884,351	1,312,623
		129,725,402
Indonesia — 2.8%
Aneka Tambang Tbk	1,999,900	221,468
PT Adaro Energy Indonesia Tbk	13,313,900	2,056,314
PT Astra International Tbk	432,100	158,460
PT Bank BTPN Syariah Tbk	1,116,500	122,542
PT Bank Central Asia Tbk	18,766,502	11,460,696
PT Bank Mandiri Persero Tbk	4,948,128	1,943,811
PT Bank Negara Indonesia Persero Tbk	894,100	311,987
PT BFI Finance Indonesia Tbk	4,306,700	337,051
PT Indah Kiat Pulp & Paper Tbk	662,100	357,859
PT Map Aktif Adiperkasa	8,633,100	459,774
PT Nusantara Sejahtera Raya Tbk 144A*	10,412,800	185,303
PT Nusantara Sejahtera Raya Tbk (Indonesia Stock Exchange) 144A*	1,770,500	31,048
PT Pakuwon Jati Tbk	8,260,800	243,499
PT Semen Indonesia Persero Tbk	665,725	276,678
PT Telkom Indonesia Persero Tbk	5,292,100	1,357,668
PT United Tractors Tbk	1,621,660	2,382,815
		21,906,973
Kazakhstan — 0.1%
Kaspi.KZ JSC GDR 144A	3,113	286,396
Kaspi.KZ JSC GDR (London Exchange)	6,571	604,532
		890,928
Kuwait — 0.1%
Kuwait Finance House KSCP	1	2
National Bank of Kuwait SAKP	214,155	623,025
		623,027
Malaysia — 0.4%
AMMB Holdings Bhd	163,000	142,173
Malayan Banking Bhd	1,106,133	2,139,542
RHB Bank Bhd	571,800	678,058
Sime Darby Plantation Bhd	111,600	108,188
		3,067,961
Mexico — 3.2%
Alfa SAB de CV Series A	1,294,900	1,036,315
Alpek SAB de CVΔ	80,518	60,124
Alsea SAB de CV*	127,900	484,304
Arca Continental SAB de CV	59,921	655,211
Banco del Bajio SA 144A	173,600	581,291
Cemex SAB de CV ADR*	296,195	2,295,511
Corporation Inmobiliaria Vesta SAB de CV ADR	50,370	1,995,659
	Shares	Value
Fibra Uno Administracion SA de CV REIT	223,800	$ 401,973
Fomento Economico Mexicano SAB de CV ADR	86,400	11,262,240
GCC SAB de CV	35,200	416,509
Gentera SAB de CV	266,050	369,910
Grupo Aeroportuario del Sureste SAB de CV ADR	3,892	1,145,299
Grupo Financiero Banorte SAB de CV Series O	249,749	2,516,463
Orbia Advance Corporation SAB de CV	332,300	735,596
Prologis Property Mexico SA de CV REIT	120,459	571,047
Promotora y Operadora de Infraestructura SAB de CV	17,525	189,131
Wal-Mart de Mexico SAB de CV	106,300	446,897
		25,163,480
Peru — 0.7%
Credicorp, Ltd.	39,223	5,880,704
Philippines — 0.3%
Ayala Land, Inc.	1,157,500	719,512
BDO Unibank, Inc.	288,764	680,304
Jollibee Foods Corporation	88,760	402,812
Monde Nissin Corporation 144A	3,502,500	530,040
SM Prime Holdings, Inc.	473,200	281,143
		2,613,811
Poland — 0.6%
Bank Polska Kasa Opieki SA	73,324	2,834,944
Budimex SA	890	141,614
Dino Polska SA 144A*	5,403	632,612
Powszechny Zaklad Ubezpieczen SA	86,536	1,039,447
		4,648,617
Qatar — 0.1%
Commercial Bank PSQC (The)	60,247	98,454
Qatar Islamic Bank SAQ	46,149	264,904
Qatar National Bank QPSC	174,224	767,650
		1,131,008
Romania — 0.1%
Societatea De Producere A Energiei Electrice in Hidrocentrale Hidroelectrica SA*	22,661	643,036
Russia — 0.0%
Gazprom PJSC ADR†††*	170,565	—
LUKOIL PJSC ADR†††*	11,047	—
MMC Norilsk Nickel PJSC ADR†††*	19,198	—
Mobile TeleSystems PJSC ADR†††*	34,508	—
Novatek PJSC GDR†††*	1,991	—
Novolipetsk Steel PJSC GDR†††*	13,631	—
Rosneft Oil Co. PJSC GDR†††*	16,843	—
Sberbank of Russia PJSC ADR†††*	75,573	—
Severstal PAO GDR†††*	18,988	—
Surgutneftegas PJSC ADR†††*	17,904	—

See Notes to Financial Statements.

	Shares	Value
Tatneft PJSC ADR†††*	15,224	$ —
		—
Saudi Arabia — 2.8%
Alinma Bank	36,816	380,171
Arab National Bank	145,191	981,491
Arabian Drilling Co.	22,736	1,147,107
Banque Saudi Fransi	112,137	1,195,628
Catrion Catering Holding Co.	29,353	989,392
Co for Cooperative Insurance (The)	13,950	485,088
Elm Co.	2,099	455,976
Etihad Etisalat Co.	33,424	440,305
Middle East Healthcare Co.*	41,927	989,956
National Industrialization Co.*	33,757	110,683
Riyad Bank	192,956	1,468,116
Sahara International Petrochemical Co.	11,194	101,533
Saudi Arabian Oil Co. 144A	100,033	880,706
Saudi Basic Industries Corporation	93,621	2,078,239
Saudi British Bank (The)	279,098	2,796,683
Saudi Electricity Co.	58,960	298,032
Saudi Ground Services Co.*	217,536	2,086,533
Saudi National Bank (The)	380,361	3,922,741
Saudi Telecom Co.	104,359	1,126,471
Savola Group (The)	6,083	60,587
		21,995,438
Singapore — 0.0%
Nanofilm Technologies International, Ltd.	202,706	140,216
TDCX, Inc. ADR*	18,358	89,036
		229,252
Slovenia — 0.1%
Nova Ljubljanska Banka dd GDR	34,167	639,331
South Africa — 2.6%
Absa Group, Ltd.	67,751	604,655
African Rainbow Minerals, Ltd.	106,298	1,162,203
Anglo American Platinum, Ltd.Δ	10,990	576,835
Clicks Group, Ltd.	38,480	685,162
Discovery, Ltd.	460,208	3,614,743
Exxaro Resources, Ltd.	166,526	1,869,580
JSE, Ltd.	44,616	225,464
Naspers, Ltd. Class N	36,476	6,243,598
Nedbank Group, Ltd.	98,893	1,167,391
Old Mutual, Ltd.	4,039,784	2,884,219
Sanlam, Ltd.	54,266	215,966
Sasol, Ltd.	76,891	774,884
Standard Bank Group, Ltd.	24,035	273,428
		20,298,128
South Korea — 10.7%
BGF retail Co., Ltd.	7,797	791,884
Celltrion, Inc.	1,512	236,074
DB Insurance Co., Ltd.	22,147	1,434,310
Doosan Bobcat, Inc.	56,628	2,205,848
GS Holdings Corporation	42,371	1,341,448
Hana Financial Group, Inc.	86,719	2,908,953
	Shares	Value
Hanmi Semiconductor Co., Ltd.	25,383	$ 1,206,074
Hanon Systems	230,341	1,297,504
HMM Co., Ltd.	53,960	818,641
Hyundai Glovis Co., Ltd.	783	116,020
Hyundai Steel Co.	81,649	2,301,027
Industrial Bank of Korea	175,756	1,615,462
JYP Entertainment Corporation	5,484	429,480
KB Financial Group, Inc.	26,871	1,121,106
Kia Corporation	57,339	4,434,215
Korea Investment Holdings Co., Ltd.	21,563	1,021,300
Korean Air Lines Co., Ltd.	3,404	62,889
LG Corporation	18,043	1,199,033
LG Electronic, Inc.	11,426	898,517
LG Uplus Corporation	13,101	103,901
NAVER Corporation	3,756	649,865
NCSoft Corporation	1,030	191,571
Orion Corporation	5,132	460,546
Posco International Corporation	1,422	68,359
Samsung Biologics Co., Ltd. 144A*	816	480,036
Samsung Electronics Co., Ltd.	428,385	26,001,616
Samsung Engineering Co., Ltd.*	56,757	1,271,429
Samsung Fire & Marine Insurance Co., Ltd.	41,250	8,404,125
Samsung SDI Co., Ltd.	1,184	431,084
Shinhan Financial Group Co., Ltd.	12,298	381,282
SK Hynix, Inc.	151,181	16,499,587
SK Telecom Co., Ltd.	45,023	1,749,138
Woori Financial Group, Inc.	271,398	2,731,627
		84,863,951
Taiwan — 14.9%
Advantech Co., Ltd.	198,073	2,396,961
ASE Technology Holding Co., Ltd.	698,000	3,058,803
ASPEED Technology, Inc.	24,720	2,504,160
Catcher Technology Co., Ltd.	311,000	1,963,803
Chailease Holding Co., Ltd.	104,595	657,248
Chang Hwa Commercial Bank, Ltd.	230,925	134,611
China Development Financial Holding Corporation*	3,089,000	1,262,389
Chroma ATE, Inc.	29,000	200,782
Compal Electronics, Inc.	301,000	389,888
CTBC Financial Holding Co., Ltd.	1,871,000	1,726,567
Delta Electronics, Inc.	679,982	6,934,750
Eva Airways Corporation	1,610,000	1,647,601
Evergreen Marine Corporation Taiwan, Ltd.	104,000	485,507
Gigabyte Technology Co., Ltd.	53,000	457,211
Hon Hai Precision Industry Co., Ltd.	498,000	1,694,314
Jentech Precision Industrial Co., Ltd.	14,000	350,331
Lite-On Technology Corporation	58,000	220,237
MediaTek, Inc.	302,396	9,985,086
Nien Made Enterprise Co., Ltd.	39,000	448,132
Novatek Microelectronics Corporation	99,000	1,665,107
Pegatron Corporation	206,000	585,338
Pou Chen Corporation	1,430,000	1,438,973
President Chain Store Corporation	742,000	6,513,417
Realtek Semiconductor Corporation	89,000	1,364,809
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Shanghai Commercial & Savings Bank, Ltd. (The)	109,000	$ 166,109
Taiwan Semiconductor Manufacturing Co., Ltd.	2,156,986	41,352,768
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	188,546	19,608,784
Unimicron Technology Corporation	526,734	3,009,493
United Microelectronics Corporation	584,000	995,035
Voltronic Power Technology Corporation	79,817	4,438,849
Wistron Corporation	203,000	649,417
WPG Holdings, Ltd.	50,000	132,836
		118,439,316
Thailand — 0.8%
Central Pattana PCL	734,600	1,506,541
Central Pattana PCL NVDR	92,600	189,587
Electricity Generating PCL NVDR	7,600	28,469
Krung Thai Bank PCL NVDR	402,000	216,463
PTT Exploration & Production PCL	687,200	2,996,040
PTT Exploration & Production PCL NVDR	106,800	465,220
SCB X PCL NVDR	265,900	824,934
		6,227,254
Turkey — 0.3%
Akbank TAS	739,273	914,302
KOC Holding AS	258,058	1,239,078
Yapi ve Kredi Bankasi AS	531,849	351,539
		2,504,919
United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank PJSC	285,551	713,731
Americana Restaurants International PLC	1,332,333	1,135,444
Burjeel Holdings PLC	717,847	607,856
Emaar Properties PJSC	30,020	64,739
Emirates NBD Bank PJSC	45,844	215,942
First Abu Dhabi Bank PJSC	126,635	481,336
		3,219,048
United Kingdom — 2.6%
Anglo American PLC	82,257	2,058,622
Antofagasta PLC	491,487	10,508,963
Standard Chartered PLC	48,617	412,571
Unilever PLC	161,893	7,837,407
		20,817,563
Total Foreign Common Stocks (Cost $678,855,113)		706,383,204
	Shares	Value
FOREIGN PREFERRED STOCKS — 1.6%
Brazil — 0.7%
Itau Unibanco Holding SA 0.97%*	95,600	$ 665,137
Gerdau SA 8.60%◊	79,600	385,184
Petroleo Brasileiro SA 2.71%◊	628,300	4,793,810
		5,844,131
Chile — 0.3%
Embotelladora Andina SA Class B 5.66%◊	851,078	2,115,596
South Korea — 0.6%
Samsung Electronics Co., Ltd. 2.50%◊	103,219	4,973,763
Total Foreign Preferred Stocks (Cost $11,844,503)		12,933,490
RIGHTS — 0.0%
Localiza Rent a Car SA* (Cost $—)	672	2,767
MONEY MARKET FUNDS — 6.1%
Northern Institutional Liquid Assets Portfolio (Shares), 5.40%Ø§	185,548	185,548
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	20,485,019	20,485,019
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	27,477,322	27,477,322
Total Money Market Funds (Cost $48,147,889)		48,147,889
TOTAL INVESTMENTS — 98.5% (Cost $754,778,341)		783,321,767
Other Assets in Excess of Liabilities — 1.5%		11,658,738
NET ASSETS — 100.0%		$794,980,505

Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
IFSC NIFTY 50 Index	01/2024	1	$ 43,697	$ (192)
FTSE Taiwan Index	01/2024	13	806,260	4,281
Hang Seng China Enterprises Index	01/2024	109	4,045,361	108,491
MSCI Singapore Index	01/2024	(290)	(6,321,879)	(219,937)

See Notes to Financial Statements.

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
FTSE Bursa Malaysia KLCI	01/2024	201	$ 3,175,756	$ (16,140)
KOSPI2 Index	03/2024	140	9,856,743	590,743
Mexican Bolsa Index	03/2024	6	206,800	6,554
MSCI Emerging Markets	03/2024	721	37,264,885	1,294,571
FTSE/JSE Top 40 Index	03/2024	(101)	(3,941,719)	(106,945)
Thai SET50 Index	03/2024	(1,437)	(7,352,455)	(70,526)
Total Futures Contracts outstanding at December 31, 2023			$37,783,449	$1,590,900
Forward Foreign Currency Contracts outstanding at December 31, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/20/24	Mexican Pesos	348,653,479	U.S. Dollars	19,844,771	CITI	$ 419,469
03/20/24	Taiwan Dollars	471,477,890	U.S. Dollars	15,271,916	CITI	353,003
03/20/24	Colombian Pesos	38,100,000,000	U.S. Dollars	9,359,715	CITI	314,066
03/20/24	South African Rand	170,462,000	U.S. Dollars	9,046,577	CITI	206,683
03/20/24	Thai Baht	333,269,624	U.S. Dollars	9,644,260	CITI	187,926
03/20/24	Polish Zloty	38,123,000	U.S. Dollars	9,514,328	CITI	163,801
03/20/24	Hungarian Forint	2,859,770,667	U.S. Dollars	8,057,567	CITI	112,946
03/20/24	U.S. Dollars	7,728,956	Chilean Pesos	6,744,307,277	CITI	108,355
07/16/25	Chinese Offshore Yuan	24,819,000	U.S. Dollars	3,538,494	CITI	43,499
03/20/24	Singapore Dollars	5,175,000	U.S. Dollars	3,898,867	CITI	36,924
03/20/24	Chinese Offshore Yuan	71,209,343	U.S. Dollars	10,019,364	CITI	30,182
03/20/24	Indian Rupees	1,792,532,000	U.S. Dollars	21,435,943	CITI	23,814
03/20/24	Euro	1,129,000	U.S. Dollars	1,231,572	CITI	18,833
03/20/24	Indonesian Rupiahs	44,000,000,000	U.S. Dollars	2,838,812	CITI	18,636
03/20/24	U.S. Dollars	4,133,243	South Korean Won	5,310,027,000	CITI	13,617
03/20/24	Czech Republic Koruna	48,100,000	U.S. Dollars	2,132,715	CITI	13,576
03/20/24	Brazilian Reals	2,636,000	U.S. Dollars	525,786	CITI	12,777
03/20/24	U.S. Dollars	3,731,315	Polish Zloty	14,665,538	CITI	8,235
03/20/24	U.S. Dollars	1,748,294	Czech Republic Koruna	39,000,000	CITI	8,058
03/20/24	Israeli Shekels	1,887,000	U.S. Dollars	514,683	CITI	7,794
03/20/24	U.S. Dollars	5,367,386	Philippine Pesos	296,804,375	CITI	6,504
03/20/24	U.S. Dollars	4,921,970	Chinese Offshore Yuan	34,830,919	CITI	6,394
03/20/24	Peruvian Nuevo Soles	1,247,874	U.S. Dollars	333,302	CITI	3,174
03/20/24	South Korean Won	800,000,000	U.S. Dollars	617,617	CITI	3,039
03/20/24	Hong Kong Dollars	48,328,898	U.S. Dollars	6,198,458	CITI	2,176
03/20/24	Chilean Pesos	600,000,000	U.S. Dollars	675,857	CITI	2,101
03/20/24	Saudi Riyals	14,551,550	U.S. Dollars	3,877,407	CITI	1,007
03/20/24	U.S. Dollars	343,407	Hungarian Forint	120,000,000	CITI	560
03/20/24	U.S. Dollars	5,139	Peruvian Nuevo Soles	19,000	CITI	16
03/20/24	U.S. Dollars	14,410	Euro	13,000	CITI	13
03/20/24	U.S. Dollars	63,076	Hong Kong Dollars	491,529	CITI	12
Subtotal Appreciation						$2,127,190
03/20/24	Euro	3,000	U.S. Dollars	3,349	CITI	$ (26)
03/20/24	Peruvian Nuevo Soles	44,000	U.S. Dollars	11,895	CITI	(30)
03/20/24	Saudi Riyals	5,505,237	U.S. Dollars	1,467,367	CITI	(60)
03/20/24	U.S. Dollars	628,335	Hungarian Forint	220,000,000	CITI	(216)
03/20/24	U.S. Dollars	22,920	Euro	21,000	CITI	(338)
03/20/24	U.S. Dollars	29,966	Peruvian Nuevo Soles	113,000	CITI	(503)
03/20/24	U.S. Dollars	1,025,711	Czech Republic Koruna	23,000,000	CITI	(582)
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/20/24	U.S. Dollars	5,321,006	Saudi Riyals	19,968,958	CITI	$ (1,307)
03/20/24	Colombian Pesos	1,500,000,000	U.S. Dollars	382,563	CITI	(1,706)
03/20/24	Czech Republic Koruna	10,000,000	U.S. Dollars	448,373	CITI	(2,159)
03/20/24	U.S. Dollars	2,697,052	Polish Zloty	10,632,462	CITI	(2,167)
03/20/24	U.S. Dollars	659,818	Taiwan Dollars	20,000,000	CITI	(2,988)
03/20/24	Hong Kong Dollars	43,168,401	U.S. Dollars	5,541,712	CITI	(3,173)
03/20/24	U.S. Dollars	4,123,749	Hong Kong Dollars	32,166,920	CITI	(3,292)
03/20/24	Chinese Offshore Yuan	22,951,686	U.S. Dollars	3,242,669	CITI	(3,571)
03/20/24	U.S. Dollars	1,733,007	Indonesian Rupiahs	26,741,417,908	CITI	(3,634)
03/20/24	Brazilian Reals	8,698,000	U.S. Dollars	1,782,490	CITI	(5,397)
03/20/24	Indian Rupees	560,000,000	U.S. Dollars	6,711,911	CITI	(7,728)
03/20/24	U.S. Dollars	1,457,047	Chilean Pesos	1,300,000,000	CITI	(11,864)
03/20/24	Hungarian Forint	959,885,333	U.S. Dollars	2,755,774	CITI	(13,332)
03/20/24	Chilean Pesos	2,700,000,000	U.S. Dollars	3,069,488	CITI	(18,675)
03/20/24	U.S. Dollars	689,061	Thai Baht	24,000,000	CITI	(18,992)
03/20/24	U.S. Dollars	8,417,000	Chinese Offshore Yuan	59,796,632	CITI	(21,907)
03/20/24	Mexican Pesos	78,000,000	U.S. Dollars	4,556,055	CITI	(22,583)
03/20/24	U.S. Dollars	6,307,564	Philippine Pesos	350,482,625	CITI	(22,856)
03/20/24	U.S. Dollars	2,403,579	Mexican Pesos	42,000,000	CITI	(37,521)
03/20/24	U.S. Dollars	3,471,267	South African Rand	65,000,000	CITI	(57,156)
03/20/24	U.S. Dollars	6,087,992	Brazilian Reals	30,111,000	CITI	(64,001)
03/20/24	U.S. Dollars	5,148,932	South Korean Won	6,755,013,500	CITI	(91,743)
03/20/24	U.S. Dollars	8,233,828	Israeli Shekels	30,443,000	CITI	(195,286)
07/16/25	U.S. Dollars	3,253,457	Chinese Offshore Yuan	24,819,000	MSCS	(328,536)
03/20/24	U.S. Dollars	41,870,237	Singapore Dollars	55,644,000	CITI	(449,213)
Subtotal Depreciation						$(1,392,542)
Total Forward Foreign Currency Contracts outstanding at December 31, 2023						$ 734,648
Swap Agreements outstanding at December 31, 2023:
Pay Rate Index/Pay Rate	Receive Rate Index/Receive Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Decrease in total return of TAIEX (At Termination)	Increase in total return of TAIEX (At Termination)	1/17/2024	CITI	TWD	260,902,000	$ 66,748	$ —	$ 66,748
Decrease in total return of HSCEI Index (At Termination)	Increase in total return of HSCEI Index (At Termination)	1/30/2024	CITI	HKD	28,509,020	5,108	—	5,108
Decrease in total return of Bovespa Index (At Termination)	Increase in total return of Bovespa Index (At Termination)	2/14/2024	CITI	BRL	80,387,680	703,316	—	703,316
Decrease in total return of KOSPI 200 Index (At Termination)	Increase in total return of KOSPI 200 Index (At Termination)	3/14/2024	CITI	KRW	18,860,400,000	975,457	—	975,457
Increase in total return of WIG20 Index (At Termination)	Decrease in total return of WIG20 Index (At Termination)	3/15/2024	CITI	PLN	3,079,700	3,130	—	3,130
Financing Index: 28-Day Mexico Interbank TIIE + 0.3%	MSCI Mexico Net MXN Index (Monthly)	3/20/2024	CITI	MXN	1,885,537	4,017	—	4,017
Financing Index: Overnight Bank Funding Rate + 0.3%	MSCI Saudi Arabia Index Futures (Monthly)	3/20/2024	GSC	USD	1,865,243	83,919	—	83,919

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate Index/Receive Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Financing Index: Overnight Brazil CETIP - 0.65%	MSCI Brazil Net Return BRL Index (Monthly)	3/20/2024	CITI	BRL	14,773,117	$ 61,952	$ —	$ 61,952
Subtotal Appreciation						$1,903,647	$ —	$1,903,647
Financing Index: 28-Day Mexico Interbank TIIE + 0.3%	MSCI Mexico Net MXN Index (Monthly)	3/20/2024	CITI	MXN	3,263,053	$ (1,085)	$ —	$ (1,085)
Increase in total return of FTSE/JSE Shareholder Weighted Top 40 Index (At Termination)	Decrease in total return of FTSE/JSE Shareholder Weighted Top 40 Index (At Termination)	3/20/2024	CITI	ZAR	7,963,200	(8,626)	—	(8,626)
MSCI Emerging Markets Thailand Net Total Return USD Index (Monthly)	Financing Index: Overnight Bank Funding Rate - 0.05%	3/20/2024	CITI	USD	6,305,632	(536,277)	—	(536,277)
MSCI Poland Net Return PLN Index (Monthly)	Financing Index: 1-Month WIBOR - 0.25%	3/20/2024	CITI	PLN	2,585,258	(15,018)	—	(15,018)
MSCI Singapore Net Return SGD Index (Monthly)	Financing Index: Singapore Overnight Rate - 0.05%	3/20/2024	CITI	SGD	10,666,569	(342,572)	—	(342,572)
MSCI South Africa Net Return ZAR Index (Monthly)	Financing Index: 1-Month SAFE South Africa JIBAR - 0.5%	3/20/2024	CITI	ZAR	10,503,832	(14,333)	—	(14,333)
Tel Aviv Interbank Offered Rate (Monthly)	Financing Index: 1-Month TELBOR - 0.55%	3/20/2024	GSC	ILS	3,716,729	(37,088)	—	(37,088)
Subtotal Depreciation						$ (954,999)	$ —	$ (954,999)
Net Total Return Swaps outstanding at December 31, 2023						$ 948,648	$ —	$ 948,648
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$ 15,644,320	$ 14,930,698	$ 713,622	$ —
Materials	210,097	210,097	—	—
Total Common Stocks	15,854,417	15,140,795	713,622	—
Foreign Common Stocks:
Brazil	42,296,825	589,089	41,707,736	—
Canada	1,993,684	1,993,684	—	—
Cayman Islands	2,278,946	2,278,946	—	—
Chile	2,522,411	2,026,391	496,020	—
China	119,041,018	24,461,941	94,579,077	—
Egypt	270,107	270,107	—	—
Greece	3,103,522	654,667	2,448,855	—
Hungary	4,213,881	1,441,929	2,771,952	—
India	129,725,402	1,980,434	127,744,968	—
Indonesia	21,906,973	1,013,176	20,893,797	—
Kazakhstan	890,928	604,532	286,396	—
Mexico	25,163,480	25,163,480	—	—
Peru	5,880,704	5,880,704	—	—
Philippines	2,613,811	811,183	1,802,628	—
Qatar	1,131,008	363,358	767,650	—
Saudi Arabia	21,995,438	4,103,970	17,891,468	—
Singapore	229,252	89,036	140,216	—
Slovenia	639,331	639,331	—	—
South Africa	20,298,128	9,061,185	11,236,943	—
Taiwan	118,439,316	19,608,784	98,830,532	—
United Arab Emirates	3,219,048	3,154,309	64,739	—
Other ^^	178,529,991	—	178,529,991	—**
Total Foreign Common Stocks	706,383,204	106,190,236	600,192,968	—
Foreign Preferred Stocks:
Chile	2,115,596	2,115,596	—	—
Other ^^	10,817,894	—	10,817,894	—
Total Foreign Preferred Stocks	12,933,490	2,115,596	10,817,894	—
Money Market Funds	48,147,889	48,147,889	—	—
Rights	2,767	2,767	—	—
Total Assets - Investments in Securities	$783,321,767	$171,597,283	$611,724,484	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 2,127,190	$ —	$ 2,127,190	$ —
Futures Contracts	2,004,640	2,004,640	—	—
Swap Agreements	1,903,647	—	1,903,647	—
Total Assets - Other Financial Instruments	$ 6,035,477	$ 2,004,640	$ 4,030,837	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$(1,392,542)	$ —	$(1,392,542)	$ —
Futures Contracts	(413,740)	(413,740)	—	—
Swap Agreements	(954,999)	—	(954,999)	—
Total Liabilities - Other Financial Instruments	$(2,761,281)	$(413,740)	$(2,347,541)	$ —

^^	Classifications as defined in the Schedule of Investments.
**	Level 3 security has zero value.
***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of transfers between Level 3 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 3 and Level 2 is not shown for the year ended December 31, 2023.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2023.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2023
	Defensive Market Strategies® Fund	Impact Equity Fund	Equity Index Fund	Value Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value*	$1,351,522,620	$104,498,213	$3,663,836,864	$169,446,756
Investments in securities of affiliated issuers, at value	44,820,578	3,620,894	87,683,933	5,631,478
Total investments, at value(1), (2)	1,396,343,198	108,119,107	3,751,520,797	175,078,234
Cash	—	—	—	—
Cash collateral for derivatives	—	—	—	—
Deposits with broker for futures contracts	1,145,001	114,993	2,655,000	327,523
Foreign currency(3)	341	21,189	—	—
Receivables:
Dividends	742,172	100,326	3,348,028	211,841
Reclaims	333,920	41,879	—	656
Interest	1,665,626	—	—	—
Securities lending	54,192	162	33,624	1,550
From advisor	—	5,065	—	15,895
Investment securities sold	398,286	215,386	—	—
Fund shares sold	1,591,544	1,024	4,566,333	164,262
Variation margin on futures contracts	—	—	—	—
Unrealized appreciation on foreign currency exchange contracts	3,005	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—
Prepaid expenses and other assets	19,128	22,969	31,476	3,366
Total Assets	1,402,296,413	108,642,100	3,762,155,258	175,803,327
Liabilities
Cash Overdraft	220,332	—	500,987	75,237
Options written, at value(4)	2,638,617	—	—	—
Unrealized depreciation on foreign currency exchange contracts	214,740	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—
Collateral held for securities on loan, at value	15,441,996	—	—	276,063
Collateral from counterparty	—	—	—	—
Payables:
Investment securities purchased	12,194	218,269	—	90,866
Fund shares redeemed	480,635	32	1,172,975	2
Variation margin on futures contracts	25,939	1,900	282,075	14,945
Foreign capital gains taxes	—	—	—	—
Accrued expenses:
Investment advisory fees	675,555	57,268	268,508	13,881
Shareholder servicing fees	78,440	1,867	195,398	2,500
Director fees	1,905	52	4,272	96
Other expenses	116,404	67,048	327,282	68,102
Total Liabilities	19,906,757	346,436	2,751,497	541,692
Commitments and contingencies	—	— (5)	—	— (5)
Net Assets	$1,382,389,656	$108,295,664	$3,759,403,761	$175,261,635
Net Assets Consist of:
Paid-in-capital	$1,377,161,941	$ 96,791,983	$2,220,190,807	$161,985,791
Distributable earnings (loss)	5,227,715	11,503,681	1,539,212,954	13,275,844
Net Assets	$1,382,389,656	$108,295,664	$3,759,403,761	$175,261,635
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$1,010,265,403	$ 99,362,567	$2,820,627,382	$162,254,255
Institutional shares outstanding	87,544,752	8,924,238	58,002,843	14,942,092
Net asset value, offering and redemption price per Institutional share	$ 11.54	$ 11.13	$ 48.63	$ 10.86
Net assets applicable to the Investor Class	$ 372,124,253	$ 8,933,097	$ 938,776,379	$ 13,007,380
Investor shares outstanding	32,283,818	801,346	19,297,068	1,196,204
Net asset value, offering and redemption price per Investor share	$ 11.53	$ 11.15	$ 48.65	$ 10.87

(1)Investments in securities of unaffiliated issuers, at cost*	$1,339,554,837	$ 93,718,033	$2,132,863,524	$156,861,252
Investments in securities of affiliated issuers, at cost	44,820,578	3,620,894	87,683,933	5,631,478
Total investments, at cost	$1,384,375,415	$ 97,338,927	$2,220,547,457	$162,492,730
(2)Includes securities loaned of:	$ 26,010,084	$ 384,280	$ 98,036,156	$ 1,797,104
(3)Foreign currency, at cost	$ 341	$ 20,862	$ —	$ —
(4)Premiums received on options written	$ 3,413,348	$ —	$ —	$ —
(5)See Note 3c in Notes to Financial Statements.
(6)Net of $(123,632) and $(1,116,862) accrued foreign capital gains taxed on appreciated securities for International Equity Fund and Emerging Markets Equity Fund, respectively.
* Includes Purchased Options

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Index Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$954,967,507	$203,831,257	$1,476,501,292	$728,577,770	$917,548,051	$1,049,138,829	$762,836,748
33,435,633	5,758,790	35,191,794	16,612,080	11,554,017	44,496,887	20,485,019
988,403,140	209,590,047	1,511,693,086	745,189,850	929,102,068	1,093,635,716	783,321,767
—	—	—	249,731	63,227	—	222,450
—	—	—	—	—	16,241,121	8,749,073
955,008	378,596	355,000	—	679,667	13,093,967	4,090,991
—	—	—	—	1,990,232	6,783,204	1,574,691

1,194,153	134,048	759,836	713,192	724,778	1,295,675	1,832,866
90,806	—	165,387	—	3,119,395	5,313,234	20,696
—	—	—	—	—	—	—
3,818	489	3,944	10,147	7,031	1,726	543
—	15,660	—	—	3,341	—	—
577,763	—	—	8,550,667	—	835,372	45,748
429,989	728	335,338	475,893	235,182	480,746	1,511,630
—	—	—	—	9,403	95,694	60,323
—	—	—	—	—	5,853,445	2,127,190
—	—	—	—	—	980,300	1,903,647
21,359	3,367	26,880	22,018	5,024	18,200	23,968
991,676,036	210,122,935	1,513,339,471	755,211,498	935,939,348	1,144,628,400	805,485,583

286,575	—	120,673	—	—	5,188,679	—
—	—	—	—	—	—	—
612,914	—	—	10,863	—	4,617,452	1,392,542
—	—	—	—	—	2,699,670	954,999
7,874,690	65,893	2,609,718	12,218,785	13,524,095	306,900	185,548
—	—	—	—	—	—	2,429,882

—	—	—	568,293	—	2,677,311	91,997
305,568	126,639	264,393	126,206	154,454	118,080	866,815
41,038	17,150	15,312	37,920	—	—	—
—	—	—	—	—	123,632	3,730,336

500,422	16,628	773,230	536,944	85,889	701,331	550,989
75,980	9,588	156,201	57,098	3,228	69,974	21,979
1,910	283	3,163	2,165	293	2,002	1,382
86,419	69,721	106,425	94,106	153,253	417,272	278,609
9,785,516	305,902	4,049,115	13,652,380	13,921,212	16,922,303	10,505,078
—	— (5)	—	—	— (5)	—	—
$981,890,520	$209,817,033	$1,509,290,356	$741,559,118	$922,018,136	$1,127,706,097	$794,980,505

$859,611,681	$165,003,508	$1,133,529,740	$668,091,350	$822,111,955	$1,037,176,347	$865,956,120
122,278,839	44,813,525	375,760,616	73,467,768	99,906,181	90,529,750 (6)	(70,975,615) (6)
$981,890,520	$209,817,033	$1,509,290,356	$741,559,118	$922,018,136	$1,127,706,097	$794,980,505

$616,544,171	$162,617,806	$ 759,562,815	$461,183,840	$906,219,360	$ 788,300,072	$687,674,915
34,309,658	12,627,377	31,969,467	26,987,686	80,173,071	56,690,491	77,125,513
$ 17.97	$ 12.88	$ 23.76	$ 17.09	$ 11.30	$ 13.91	$ 8.92
$365,346,349	$ 47,199,227	$ 749,727,541	$280,375,278	$ 15,798,776	$ 339,406,025	$107,305,590
20,352,161	3,661,968	32,332,341	16,587,811	1,394,919	24,434,967	12,081,998
$ 17.95	$ 12.89	$ 23.19	$ 16.90	$ 11.33	$ 13.89	$ 8.88

$823,400,122	$160,134,954	$1,067,581,830	$657,768,841	$804,162,277	$ 936,599,254	$734,293,322
33,435,633	5,758,790	35,191,794	16,612,080	11,554,017	44,496,887	20,485,019
$856,835,755	$165,893,744	$1,102,773,624	$674,380,921	$815,716,294	$ 981,096,141	$754,778,341
$ 16,398,890	$ 3,758,922	$ 35,522,814	$ 74,595,048	$ 22,857,706	$ 8,775,219	$ 3,630,437
$ —	$ 1	$ —	$ —	$ 1,956,301	$ 6,505,079	$ 1,620,731
$ —	$ —	$ —	$ —	$ —	$ —	$ —

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2023
	Defensive Market Strategies® Fund	Impact Equity Fund(1)	Equity Index Fund	Value Equity Index Fund
Investment Income
Dividends	$ 9,434,549	$ 1,452,112	$ 51,845,718	$ 3,483,945
Non Cash Dividends	—	—	—	—
Income distributions received from affiliated funds	1,780,902	225,500	3,150,805	224,811
Interest	25,241,779	8,377	178,183	13,405
Securities lending, net	796,639	1,702	224,271	22,549
Less foreign taxes withheld	(95,856)	(79,761)	(266,508)	—
Total Investment Income	37,158,013	1,607,930	55,132,469	3,744,710
Expenses
Investment advisory fees	7,966,727	625,828	2,869,260	152,612
Transfer agent fees:
Institutional shares	5,454	3,645	5,890	3,736
Investor shares	35,957	12,362	74,673	12,600
Custodian fees	87,239	46,381	58,694	22,808
Shareholder servicing fees:
Investor shares	913,882	28,524	2,108,977	26,409
Accounting and administration fees	175,775	24,091	436,778	28,478
Professional fees	152,797	170,264	111,984	113,336
Blue sky fees:
Institutional shares	16,554	22,226	21,710	15,339
Investor shares	22,704	22,325	29,162	16,018
Shareholder reporting fees:
Institutional shares	3,255	81	12,177	11
Investor shares	22,211	5,921	53,357	3,616
Directors expenses	10,690	965	22,610	1,170
Line of credit facility fees	5,244	424	13,191	628
S&P license fees	—	—	337,546	—
MSCI license fees	—	—	—	—
Russell license fees	—	—	—	25,758
Dividends on securities sold short	—	—	—	—
Other expenses	196,078	50,883	161,331	37,104
Total Expenses	9,614,567	1,013,920	6,317,340	459,623
Expenses waived/reimbursed(2)	—	(35,007)	—	(114,915)
Fees paid indirectly	—	—	—	—
Net Expenses	9,614,567	978,913	6,317,340	344,708
Net Investment Income	27,543,446	629,017	48,815,129	3,400,002
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated funds	562	36	708	32
Investment securities (net of capital gains taxes of $(6,231) and $(219,361) for International Equity Fund and Emerging Markets Equity Fund, respectively)	8,945,647	978,611	88,720,925	3,337,018
Investment securities sold short	—	—	—	—
Futures transactions	(3,220,926)	(102,434)	11,529,172	789,002
Swap agreements	—	—	—	—
Option contracts written	39,301,345	—	—	—
Option contracts purchased	(1,817,024)	—	—	—
Forward foreign currency contracts	(417,727)	(228)	—	—
Foreign currency	53,938	183,927	93	—
Net realized gain	42,845,815	1,059,912	100,250,898	4,126,052
Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated capital gains taxes of $(123,632) and $(3,730,336) for International Equity Fund and Emerging Markets Equity Fund, respectively)	36,396,304	10,780,180	633,572,184	10,748,668
Investment securities sold short	—	—	—	—
Futures	4,738,008	24,612	4,902,222	369,223
Swap agreements	—	—	—	—
Option contracts written	(201,327)	—	—	—
Option contracts purchased	30,865,216	—	—	—
Forward foreign currency contracts	(46,554)	—	—	—
Foreign currency	27,982	928	—	—
Net change in unrealized appreciation (depreciation)	71,779,629	10,805,720	638,474,406	11,117,891
Net Realized and Unrealized Gain	114,625,444	11,865,632	738,725,304	15,243,943
Net Increase in Net Assets Resulting from Operations	$142,168,890	$12,494,649	$787,540,433	$18,643,945

(1)	For the period January 27, 2023 (commencement of operations) through December 31, 2023.
(2)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Index Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$21,829,632	$ 1,464,760	$ 8,429,400	$ 9,692,881	$ 27,226,256	$ 26,843,396	$ 22,285,142
—	—	—	—	—	—	1,617,316
1,508,716	267,980	1,872,060	1,430,817	1,144,634	2,390,674	1,168,716
30,775	15,471	23,919	53,229	73,258	538,172	96,558
163,095	9,281	85,156	235,999	175,490	93,913	64,221
(259,550)	(159)	(53,388)	(1,793)	(1,826,218)	(2,417,210)	(2,668,347)
23,272,668	1,757,333	10,357,147	11,411,133	26,793,420	27,448,945	22,563,606

5,793,457	165,362	8,350,619	6,226,804	954,312	8,038,670	6,236,716

4,898	3,720	5,114	5,466	4,416	5,560	5,394
23,835	13,087	49,700	35,260	12,890	38,657	19,133
51,251	28,147	64,486	103,111	189,601	475,461	1,295,433

928,084	64,486	1,670,930	659,668	31,225	788,444	253,506
120,300	30,200	166,919	100,187	114,705	139,128	105,767
109,810	112,793	138,878	132,280	134,368	154,320	157,893

16,601	15,439	16,162	16,027	18,158	15,401	15,501
18,606	17,133	22,072	18,010	16,682	17,583	15,085

5,902	2	7,053	9,093	4,881	5,593	6,694
23,392	4,445	36,676	24,735	288	24,901	18,647
10,832	1,607	16,822	12,189	2,078	11,194	7,773
3,680	697	5,355	2,830	3,415	4,209	2,955
—	—	—	—	—	—	—
—	—	—	—	285,506	—	—
—	25,758	—	—	—	—	—
—	—	—	—	—	1,075	—
93,786	38,218	127,829	100,115	41,007	129,671	172,528
7,204,434	521,094	10,678,615	7,445,775	1,813,532	9,849,867	8,313,025
—	(108,679)	—	—	(23,846)	—	—
(2,857)	—	(8,213)	(43,188)	—	—	(2,580)
7,201,577	412,415	10,670,402	7,402,587	1,789,686	9,849,867	8,310,445
16,071,091	1,344,918	(313,255)	4,008,546	25,003,734	17,599,078	14,253,161

277	55	312	200	130	404	353
39,758,388	1,517,697	93,136,640	27,636,457	(316,017)	36,956,685	(28,138,493)
—	—	—	—	—	323,914	—
1,550,803	749,725	1,083,094	92,822	2,397,287	12,244,119	(71,097)
—	—	—	—	—	7,421,980	36,084
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(1,199,545)	—	—	(24,666)	—	(3,140,638)	3,874,064
279,048	—	(187)	21,129	(28,408)	(665,685)	(510,439)
40,388,971	2,267,477	94,219,859	27,725,942	2,052,992	53,140,779	(24,809,528)

41,391,550	55,330,338	375,087,793	69,553,802	117,748,428	113,361,746	86,187,258
—	—	—	—	—	(448,177)	—
411,104	425,157	31,563	(57,008)	814,529	2,013,410	1,848,269
—	—	—	—	—	(5,603,761)	1,226,746
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(506,065)	—	—	(15,539)	—	338,776	1,654,023
—	—	—	54	138,279	436,136	26,546
41,296,589	55,755,495	375,119,356	69,481,309	118,701,236	110,098,130	90,942,842
81,685,560	58,022,972	469,339,215	97,207,251	120,754,228	163,238,909	66,133,314
$97,756,651	$59,367,890	$469,025,960	$101,215,797	$145,757,962	$180,837,987	$ 80,386,475
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Defensive Market Strategies® Fund		Impact Equity Fund
	For the Year Ended		For the Period Ended
	12/31/23	12/31/22	12/31/23 (1)

Operations:
Net investment income	$ 27,543,446	$ 8,012,102	$ 629,017
Net realized gain (loss) on investment securities, foreign currency and derivatives	42,845,815	(36,627,183)	1,059,912
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	71,779,629	(138,150,724)	10,805,720
Net increase (decrease) in net assets resulting from operations	142,168,890	(166,765,805)	12,494,649
Distributions to Shareholders:
Distributions paid
Institutional shares	(22,634,901)	(147,211,492)	(897,953)
Investor shares	(7,692,093)	(58,420,824)	(48,081)
Return of capital
Institutional shares	—	—	—
Investor shares	—	—	—
Total distributions	(30,326,994)	(205,632,316)	(946,034)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	117,965,711	99,084,688	100,456,468
Investor shares	48,571,183	56,413,322	15,211,525
Reinvestment of dividends and distributions
Institutional shares	22,573,458	147,097,825	897,813
Investor shares	7,447,790	57,884,320	48,081
Total proceeds from shares sold and reinvested	196,558,142	360,480,155	116,613,887
Value of shares redeemed
Institutional shares	(119,131,767)	(123,704,784)	(12,438,603)
Investor shares	(71,000,165)	(104,112,137)	(7,428,235)
Total value of shares redeemed	(190,131,932)	(227,816,921)	(19,866,838)
Net increase (decrease) from capital share transactions(3)	6,426,210	132,663,234	96,747,049
Total increase (decrease) in net assets	118,268,106	(239,734,887)	108,295,664
Net Assets:
Beginning of Year	1,264,121,550	1,503,856,437	—
End of Year	$1,382,389,656	$1,264,121,550	$108,295,664

(1)	For the period January 27, 2023 (commencement of operations) through December 31, 2023.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Equity Index Fund		Value Equity Index Fund		Value Equity Fund
For the Year Ended		For the Year Ended	For the Period Ended	For the Year Ended
12/31/23	12/31/22	12/31/23	12/31/22 (2)	12/31/23	12/31/22

$ 48,815,129	$ 41,247,579	$ 3,400,002	$ 1,053,732	$ 16,071,091	$ 17,374,682
100,250,898	15,018,959	4,126,052	(59,477)	40,388,971	118,345,855
638,474,406	(678,761,142)	11,117,891	1,617,530	41,296,589	(227,196,774)
787,540,433	(622,494,604)	18,643,945	2,611,785	97,756,651	(91,476,237)

(106,992,810)	(57,947,628)	(6,490,689)	(1,015,078)	(28,723,533)	(92,445,869)
(33,880,572)	(17,631,530)	(436,191)	(45,412)	(16,377,600)	(62,130,910)

—	—	—	—	—	—
—	—	—	—	—	—
(140,873,382)	(75,579,158)	(6,926,880)	(1,060,490)	(45,101,133)	(154,576,779)

360,164,851	540,825,846	24,259,593	142,365,294	80,662,662	58,096,137
132,984,611	156,353,113	10,289,180	10,642,022	36,958,588	78,848,890

105,533,826	56,905,289	6,489,943	1,015,078	28,702,530	92,392,428
33,711,229	17,474,895	436,190	45,395	16,349,430	62,061,046
632,394,517	771,559,143	41,474,906	154,067,789	162,673,210	291,398,501

(355,142,947)	(269,956,517)	(20,438,785)	(4,022,161)	(83,661,548)	(407,906,024)
(152,325,130)	(152,270,340)	(7,444,127)	(1,644,347)	(106,830,754)	(89,038,002)
(507,468,077)	(422,226,857)	(27,882,912)	(5,666,508)	(190,492,302)	(496,944,026)
124,926,440	349,332,286	13,591,994	148,401,281	(27,819,092)	(205,545,525)
771,593,491	(348,741,476)	25,309,059	149,952,576	24,836,426	(451,598,541)

2,987,810,270	3,336,551,746	149,952,576	—	957,054,094	1,408,652,635
$3,759,403,761	$2,987,810,270	$175,261,635	$149,952,576	$ 981,890,520	$ 957,054,094

(2)	For the period August 31, 2022 (commencement of operations) through December 31, 2022.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Growth Equity Index Fund		Growth Equity Fund
	For the Year Ended	For the Period Ended	For the Year Ended
	12/31/23	12/31/22 (1)	12/31/23	12/31/22

Operations:
Net investment income (loss)	$ 1,344,918	$ 449,776	$ (313,255)	$ (1,087,693)
Net realized gain (loss) on investment securities, foreign currency and derivatives	2,267,477	114,825	94,219,859	22,155,646
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	55,755,495	(11,956,832)	375,119,356	(729,818,975)
Net increase (decrease) in net assets resulting from operations	59,367,890	(11,392,231)	469,025,960	(708,751,022)
Distributions to Shareholders:
Distributions paid
Institutional shares	(2,192,473)	(460,655)	(35,711,600)	(73,820,250)
Investor shares	(501,469)	(3,483)	(35,852,758)	(62,355,365)
Return of capital
Institutional shares	—	—	—	—
Investor shares	—	—	—	—
Total distributions	(2,693,942)	(464,138)	(71,564,358)	(136,175,615)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	24,223,199	143,186,598	97,893,962	245,567,662
Investor shares	40,698,618	9,394,844	87,151,590	65,401,542
Reinvestment of dividends and distributions
Institutional shares	2,192,214	460,656	35,696,458	73,788,671
Investor shares	501,342	3,213	35,797,957	62,246,525
Total proceeds from shares sold and reinvested	67,615,373	153,045,311	256,539,967	447,004,400
Value of shares redeemed
Institutional shares	(45,087,823)	(198,613)	(190,268,031)	(355,477,062)
Investor shares	(8,635,743)	(1,739,051)	(129,565,733)	(159,109,366)
Total value of shares redeemed	(53,723,566)	(1,937,664)	(319,833,764)	(514,586,428)
Net increase (decrease) from capital share transactions(2)	13,891,807	151,107,647	(63,293,797)	(67,582,028)
Total increase (decrease) in net assets	70,565,755	139,251,278	334,167,805	(912,508,665)
Net Assets:
Beginning of Year	139,251,278	—	1,175,122,551	2,087,631,216
End of Year	$209,817,033	$139,251,278	$1,509,290,356	$1,175,122,551

(1)	For the period August 31, 2022 (commencement of operations) through December 31, 2022.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Small Cap Equity Fund		International Equity Index Fund		International Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22

$ 4,008,546	$ 2,085,413	$ 25,003,734	$ 23,381,739	$ 17,599,078	$ 15,784,424
27,725,942	14,726,983	2,052,992	(12,173,169)	53,140,779	(23,714,915)
69,481,309	(169,703,864)	118,701,236	(132,675,908)	110,098,130	(203,916,050)
101,215,797	(152,891,468)	145,757,962	(121,467,338)	180,837,987	(211,846,541)

(12,551,318)	(20,795,442)	(27,378,053)	(23,117,160)	(30,696,873)	(14,335,043)
(6,582,014)	(12,291,323)	(427,871)	(206,368) (1)	(12,237,315)	(4,919,095)

—	—	—	—	—	—
—	—	—	—	—	—
(19,133,332)	(33,086,765)	(27,805,924)	(23,323,528)	(42,934,188)	(19,254,138)

91,600,028	61,742,485	113,054,777	188,800,230	72,580,222	75,793,784
39,992,636	28,792,945	11,972,521	9,092,425 (1)	45,871,626	40,647,704

12,523,929	20,730,693	27,231,011	22,987,331	30,349,576	14,062,820
6,552,410	12,169,460	427,748	195,254 (1)	12,195,250	4,861,099
150,669,003	123,435,583	152,686,057	221,075,240	160,996,674	135,365,407

(121,187,686)	(64,770,146)	(137,677,727)	(114,075,522)	(145,068,271)	(175,336,358)
(55,958,472)	(56,973,765)	(6,062,281)	(982,850) (1)	(50,669,374)	(50,039,936)
(177,146,158)	(121,743,911)	(143,740,008)	(115,058,372)	(195,737,645)	(225,376,294)
(26,477,155)	1,691,672	8,946,049	106,016,868	(34,740,971)	(90,010,887)
55,605,310	(184,286,561)	126,898,087	(38,773,998)	103,162,828	(321,111,566)

685,953,808	870,240,369	795,120,049	833,894,047	1,024,543,269	1,345,654,835
$ 741,559,118	$ 685,953,808	$ 922,018,136	$ 795,120,049	$1,127,706,097	$1,024,543,269

(1)	Investor Class was launched on April 29, 2022.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Emerging Markets Equity Fund
	For the Year Ended
	12/31/23	12/31/22

Operations:
Net investment income	$ 14,253,161	$ 16,349,972
Net realized loss on investment securities, foreign currency and derivatives	(24,809,528)	(61,282,119)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	90,942,842	(132,982,997)
Net increase (decrease) in net assets resulting from operations	80,386,475	(177,915,144)
Distributions to Shareholders:
Distributions paid
Institutional shares	(14,700,861)	(11,508,709)
Investor shares	(1,985,371)	(1,505,227)
Return of capital
Institutional shares	—	(1,481,061)
Investor shares	—	(226,017)
Total distributions	(16,686,232)	(14,721,014)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	98,047,879	108,993,697
Investor shares	25,727,035	29,141,905
Reinvestment of dividends and distributions
Institutional shares	14,696,203	12,985,293
Investor shares	1,978,706	1,727,625
Total proceeds from shares sold and reinvested	140,449,823	152,848,520
Value of shares redeemed
Institutional shares	(94,317,130)	(55,883,329)
Investor shares	(22,828,989)	(22,595,589)
Total value of shares redeemed	(117,146,119)	(78,478,918)
Net increase from capital share transactions(1)	23,303,704	74,369,602
Total increase (decrease) in net assets	87,003,947	(118,266,556)
Net Assets:
Beginning of Year	707,976,558	826,243,114
End of Year	$ 794,980,505	$ 707,976,558

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Defensive Market Strategies® Fund
Institutional Class
2023	$10.60	$0.24	$ 0.96	$ 1.20	$(0.26)	$ —	$(0.26)	$11.54	11.43%	$1,010,266	0.65%	0.65%	2.17%	68%
2022	14.30	0.08	(1.75)	(1.67)	(0.05)	(1.98)	(2.03)	10.60	(11.19)	907,990	0.66	0.66	0.69	36
2021	14.14	0.07	1.62	1.69	(0.11)	(1.42)	(1.53)	14.30	12.15	1,049,002	0.65	0.65	0.48	79
2020	13.27	0.12	1.19	1.31	(0.16)	(0.28)	(0.44)	14.14	10.08	927,539	0.67	0.67	0.90	67
2019	11.73	0.17	2.13	2.30	(0.17)	(0.59)	(0.76)	13.27	19.78	803,696	0.67	0.67	1.29	55
Investor Class
2023	$10.59	$0.21	$ 0.96	$ 1.17	$(0.23)	$ —	$(0.23)	$11.53	11.15%	$ 372,124	0.92%	0.92%	1.89%	68%
2022	14.30	0.05	(1.75)	(1.70)	(0.03)	(1.98)	(2.01)	10.59	(11.40)	356,132	0.93	0.93	0.40	36
2021	14.15	0.03	1.61	1.64	(0.07)	(1.42)	(1.49)	14.30	11.79	454,854	0.92	0.92	0.21	79
2020	13.27	0.08	1.20	1.28	(0.12)	(0.28)	(0.40)	14.15	9.86	409,500	0.94	0.94	0.64	67
2019	11.74	0.13	2.13	2.26	(0.14)	(0.59)	(0.73)	13.27	19.38	458,825	0.93	0.93	1.02	55

Impact Equity Fund
Institutional Class
2023(1)	$10.00	$0.06	$ 1.17	$ 1.23	$(0.08)	$(0.02)	$(0.10)	$11.13	12.33%	$ 99,363	0.97%	0.97%	0.67%	44%
Investor Class
2023(1)	$10.00	$0.04	$ 1.17	$ 1.21	$(0.04)	$(0.02)	$(0.06)	$11.15	12.11%	$ 8,933	1.21%	1.52%	0.42%	44%

Equity Index Fund
Institutional Class
2023	$40.02	$0.69	$ 9.84	$10.53	$(0.66)	$(1.26)	$(1.92)	$48.63	26.51%	$2,820,628	0.12%	0.12%	1.54%	5%
2022	50.59	0.62	(10.10)	(9.48)	(0.61)	(0.48)	(1.09)	40.02	(18.70)	2,226,390	0.12	0.12	1.45	4
2021	40.83	0.56	10.86	11.42	(0.54)	(1.12)	(1.66)	50.59	28.28	2,403,001	0.12	0.12	1.21	4
2020	35.45	0.57	5.78	6.35	(0.57)	(0.40)	(0.97)	40.83	18.19	1,772,397	0.13	0.13	1.60	3
2019	27.56	0.59	8.11	8.70	(0.58)	(0.23)	(0.81)	35.45	31.68	1,501,076	0.13	0.13	1.82	2
Investor Class
2023	$40.05	$0.57	$ 9.83	$10.40	$(0.54)	$(1.26)	$(1.80)	$48.65	26.16%	$ 938,776	0.39%	0.39%	1.28%	5%
2022	50.61	0.51	(10.10)	(9.59)	(0.49)	(0.48)	(0.97)	40.05	(18.91)	761,420	0.39	0.39	1.17	4
2021	40.85	0.44	10.86	11.30	(0.42)	(1.12)	(1.54)	50.61	27.95	933,551	0.39	0.39	0.95	4
2020	35.47	0.47	5.79	6.26	(0.48)	(0.40)	(0.88)	40.85	17.89	716,627	0.40	0.40	1.34	3
2019	27.58	0.50	8.11	8.61	(0.49)	(0.23)	(0.72)	35.47	31.33	634,578	0.39	0.39	1.56	2

#	Calculated using the average shares outstanding method.
(1)	For the period January 27, 2023 (commencement of operations) through December 31, 2023. All ratios for the period have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Value Equity Index Fund
Institutional Class
2023	$10.11	$ 0.23	$ 0.97	$ 1.20	$(0.22)	$(0.23)	$(0.45)	$10.86	12.04%	$ 162,254	0.20%	0.25%	2.17%	21%
2022(1)	10.00	0.07	0.11	0.18	(0.07)	—	(0.07)	10.11	1.84	140,881	0.20	0.44	2.18	3
Investor Class
2023	$10.13	$ 0.20	$ 0.96	$ 1.16	$(0.19)	$(0.23)	$(0.42)	$10.87	11.68%	$ 13,008	0.47%	0.80%	1.91%	21%
2022(1)	10.00	0.07	0.11	0.18	(0.05)	—	(0.05)	10.13	1.77	9,072	0.47	2.00	1.95	3

Value Equity Fund
Institutional Class
2023	$17.02	$ 0.32	$ 1.50	$ 1.82	$(0.27)	$(0.60)	$(0.87)	$17.97	10.89%	$ 616,544	0.66%(2)	0.66%	1.81%	38%
2022	21.37	0.32	(1.64)	(1.32)	(0.48)	(2.55)	(3.03)	17.02	(5.96)	558,078	0.64(2)	0.64	1.60	34
2021	19.35	0.30	4.38	4.68	(0.40)	(2.26)	(2.66)	21.37	24.61	971,586	0.64(2)	0.64	1.35	38
2020	19.02	0.30	0.42	0.72	(0.15)	(0.24)	(0.39)	19.35	4.19	896,523	0.64(2)	0.64	1.80	97
2019	16.79	0.35	4.16	4.51	(0.34)	(1.94)	(2.28)	19.02	27.14	831,854	0.62(2)	0.62	1.81	92
Investor Class
2023	$17.01	$ 0.27	$ 1.50	$ 1.77	$(0.23)	$(0.60)	$(0.83)	$17.95	10.55%	$ 365,347	0.92%(2)	0.92%	1.54%	38%
2022	21.35	0.27	(1.63)	(1.36)	(0.43)	(2.55)	(2.98)	17.01	(6.16)	398,976	0.91(2)	0.91	1.36	34
2021	19.34	0.24	4.37	4.61	(0.34)	(2.26)	(2.60)	21.35	24.27	437,067	0.90(2)	0.90	1.09	38
2020	19.04	0.26	0.40	0.66	(0.12)	(0.24)	(0.36)	19.34	3.89	342,014	0.90(2)	0.90	1.54	97
2019	16.81	0.30	4.16	4.46	(0.29)	(1.94)	(2.23)	19.04	26.80	383,041	0.89(2)	0.89	1.55	92

Growth Equity Index Fund
Institutional Class
2023	$ 9.20	$ 0.09	$ 3.77	$ 3.86	$(0.09)	$(0.09)	$(0.18)	$12.88	42.00%	$ 162,618	0.20%	0.25%	0.83%	21%
2022(1)	10.00	0.03	(0.80)	(0.77)	(0.03)	(—)†	(0.03)	9.20	(7.68)	132,092	0.20	0.45	0.97	2
Investor Class
2023	$ 9.22	$ 0.06	$ 3.77	$ 3.83	$(0.07)	$(0.09)	$(0.16)	$12.89	41.60%	$ 47,199	0.47%	0.61%	0.54%	21%
2022(1)	10.00	0.02	(0.80)	(0.78)	(—)†	(—)†	—	9.22	(7.76)	7,159	0.47	2.23	0.74	2

Growth Equity Fund
Institutional Class
2023	$17.56	$ 0.02	$ 7.35	$ 7.37	$(0.01)	$(1.16)	$(1.17)	$23.76	42.22%	$ 759,563	0.66%(3)	0.66%	0.11%	41%
2022	29.92	0.01	(10.32)	(10.31)	—	(2.05)	(2.05)	17.56	(34.50)	611,961	0.66(3)	0.66	0.05	66
2021	30.63	(0.06)	5.44	5.38	—	(6.09)	(6.09)	29.92	17.68	1,108,031	0.68(3)	0.68	(0.17)	25
2020	26.23	0.02	9.11	9.13	(0.05)	(4.68)	(4.73)	30.63	35.75	1,064,559	0.69(3)	0.69	0.08	40
2019	21.47	0.03	7.36	7.39	(0.03)	(2.60)	(2.63)	26.23	34.79	934,297	0.71(3)	0.71	0.13	21
Investor Class
2023	$17.20	$(0.03)	$ 7.18	$ 7.15	$ —	$(1.16)	$(1.16)	$23.19	41.81%	$ 749,727	0.92%(3)	0.92%	(0.16)%	41%
2022	29.44	(0.04)	(10.15)	(10.19)	—	(2.05)	(2.05)	17.20	(34.66)	563,162	0.92(3)	0.92	(0.21)	66
2021	30.29	(0.14)	5.38	5.24	—	(6.09)	(6.09)	29.44	17.41	979,600	0.94(3)	0.94	(0.43)	25
2020	26.02	(0.05)	9.02	8.97	(0.02)	(4.68)	(4.70)	30.29	35.39	957,853	0.95(3)	0.95	(0.19)	40
2019	21.35	(0.03)	7.30	7.27	—	(2.60)	(2.60)	26.02	34.42	763,853	0.96(3)	0.96	(0.13)	21

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	For the period August 31, 2022 (commencement of operations) through December 31, 2022. All ratios for the period have been annualized with the exception of total return and portfolio turnover which have not been annualized.
(2)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2019, 2020, 2021, 2022 and 2023.
(3)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2019, 2020, 2021, 2022 and 2023.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Small Cap Equity Fund
Institutional Class
2023	$15.29	$ 0.11	$ 2.14	$ 2.25	$(0.12)	$(0.33)	$(0.45)	$17.09	14.90%	$461,184	0.92%(1)	0.93%	0.66%	54%
2022	19.54	0.07	(3.54)	(3.47)	(0.06)	(0.72)	(0.78)	15.29	(17.80)	424,994	0.92(1)	0.93	0.39	54
2021	18.67	0.02	4.03	4.05	(0.02)	(3.16)	(3.18)	19.54	22.09	519,549	0.90(1)	0.91	0.08	54
2020	15.72	0.02	3.13	3.15	(—)†	(0.20)	(0.20)	18.67	20.07	428,451	0.98(1)	0.99	0.12	90
2019	13.04	0.03	3.26	3.29	(0.02)	(0.59)	(0.61)	15.72	25.29	338,440	1.00(1)	1.01	0.20	84
Investor Class
2023	$15.13	$ 0.06	$ 2.12	$ 2.18	$(0.08)	$(0.33)	$(0.41)	$16.90	14.57%	$280,375	1.20%(1)	1.21%	0.38%	54%
2022	19.35	0.03	(3.51)	(3.48)	(0.02)	(0.72)	(0.74)	15.13	(18.05)	260,960	1.19(1)	1.20	0.12	54
2021	18.54	(0.04)	4.01	3.97	—	(3.16)	(3.16)	19.35	21.79	350,691	1.16(1)	1.17	(0.18)	54
2020	15.66	(0.02)	3.11	3.09	(0.01)	(0.20)	(0.21)	18.54	19.75	268,364	1.24(1)	1.25	(0.15)	90
2019	13.01	(0.01)	3.25	3.24	—	(0.59)	(0.59)	15.66	24.97	258,018	1.26(1)	1.27	(0.06)	84

International Equity Index Fund
Institutional Class
2023	$ 9.87	$ 0.32	$ 1.46	$ 1.78	$(0.35)	$ —	$(0.35)	$11.30	18.08%	$906,219	0.20%	0.20%	2.92%	9%
2022	12.06	0.32	(2.21)	(1.89)	(0.26)	(0.04)	(0.30)	9.87	(15.69)	787,046	0.21	0.21	3.05	14
2021	11.53	0.31	0.88	1.19	(0.35)	(0.31)	(0.66)	12.06	10.43	833,894	0.22	0.22	2.52	18
2020	10.87	0.22	0.67	0.89	(0.23)	—	(0.23)	11.53	8.17	779,329	0.22	0.22	2.16	12
2019	9.24	0.31	1.65	1.96	(0.33)	—	(0.33)	10.87	21.21	713,864	0.22	0.23	3.05	5
Investor Class
2023	$ 9.89	$ 0.28	$ 1.48	$ 1.76	$(0.32)	$ —	$(0.32)	$11.33	17.87%	$ 15,799	0.50%	0.69%	2.60%	9%
2022(2)	10.43	0.15	(0.43)	(0.28)	(0.22)	(0.04)	(0.26)	9.89	(2.73)	8,074	0.50	1.45	2.36	14

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	The ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2019, 2020, 2021, 2022 and 2023.
(2)	For the period April 29, 2022 (commencement of operations) through December 31, 2022. All ratios for the period have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of capital	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
International Equity Fund
Institutional Class
2023	$12.23	$0.23	$ 2.00	$ 2.23	$(0.32)	$(0.23)	$ —	$(0.55)	$13.91	18.39%	$788,300	0.84%(1)	0.84%(1)	1.73%	57%
2022	14.85	0.19	(2.57)	(2.38)	(0.19)	(0.05)	—	(0.24)	12.23	(16.01)	732,342	0.85(1)	0.85(1)	1.52	58
2021	14.70	0.14	1.25	1.39	(0.18)	(1.06)	—	(1.24)	14.85	9.61	987,439	0.87(1)	0.87(1)	0.90	37
2020	13.78	0.14	0.93	1.07	(0.13)	(0.02)	—	(0.15)	14.70	7.81(2)	973,352	0.93(1)	0.93(1)	1.10	90
2019	11.74	0.31(3)	2.44	2.75	(0.31)	(0.40)	—	(0.71)	13.78	23.45	963,046	1.07(1)	1.07(1)	2.31(3)	54
Investor Class
2023	$12.22	$0.20	$ 1.99	$ 2.19	$(0.29)	$(0.23)	$ —	$(0.52)	$13.89	18.03%	$339,406	1.12%(1)	1.12%(1)	1.47%	57%
2022	14.84	0.15	(2.56)	(2.41)	(0.16)	(0.05)	—	(0.21)	12.22	(16.25)	292,201	1.13(1)	1.13(1)	1.22	58
2021	14.69	0.10	1.25	1.35	(0.14)	(1.06)	—	(1.20)	14.84	9.35	358,216	1.14(1)	1.14(1)	0.64	37
2020	13.81	0.11	0.93	1.04	(0.14)	(0.02)	—	(0.16)	14.69	7.52(2)	345,120	1.20(1)	1.20(1)	0.84	90
2019	11.77	0.27(3)	2.45	2.72	(0.28)	(0.40)	—	(0.68)	13.81	23.10	351,124	1.35(1)	1.34(1)	2.05(3)	54

Emerging Markets Equity Fund
Institutional Class
2023	$ 8.21	$0.17	$ 0.73	$ 0.90	$(0.19)	$ —	$ —	$(0.19)	$ 8.92	11.07%	$687,675	1.08%(4)	1.08%	1.97%	63%
2022	10.67	0.21	(2.49)	(2.28)	(0.16)	—	(0.02)	(0.18)	8.21	(21.38)	613,701	1.10(4)	1.10	2.31	62
2021	12.33	0.11	(0.34)	(0.23)	(0.08)	(1.35)	—	(1.43)	10.67	(1.85)	714,818	1.04(4)	1.04	0.86	62
2020	10.19	0.07	2.19	2.26	(0.12)	—	—	(0.12)	12.33	22.15	685,246	1.11(4)	1.11	0.70	67
2019	8.71	0.18(5)	1.57	1.75	(0.27)	—	—	(0.27)	10.19	20.06	457,074	1.19(4)	1.19	1.92(5)	92
Investor Class
2023	$ 8.18	$0.14	$ 0.73	$ 0.87	$(0.17)	$ —	$ —	$(0.17)	$ 8.88	10.67%	$107,306	1.38%(4)	1.38%	1.67%	63%
2022	10.63	0.18	(2.48)	(2.30)	(0.13)	—	(0.02)	(0.15)	8.18	(21.61)	94,276	1.40(4)	1.40	2.00	62
2021	12.29	0.08	(0.34)	(0.26)	(0.05)	(1.35)	—	(1.40)	10.63	(2.12)	111,425	1.33(4)	1.33	0.60	62
2020	10.20	0.03	2.17	2.20	(0.11)	—	—	(0.11)	12.29	21.60	96,362	1.51(4)	1.51	0.30	67
2019	8.72	0.14(5)	1.57	1.71	(0.23)	—	—	(0.23)	10.20	19.64	75,866	1.57(4)	1.57	1.48(5)	92

#	Calculated using the average shares outstanding method.
(1)	For the years ended December 31, 2019, 2020, 2021, 2022 and 2023, the effect of dividend expense on securities sold short increased the ratio by 0.19%, 0.06%, 0.00%, 0.00% and 0.00%.
(2)	Amount includes the effect of the Adviser pay-in for an economic loss. Had the pay-in not been made, the net asset value total return would have been 7.77% and 7.46% for the Institutional Class and Investor Class, respectively. In addition, the portfolio turnover calculation includes the value of securities purchased and sold related to this transaction.
(3)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 and 0.09% for the Institutional Class and $0.01 and 0.09% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
(4)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2018, 2019, 2020, 2021, 2022 and 2023.
(5)	Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.68% for the Institutional Class and $0.06 and 0.62% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.

See Notes to Financial Statements.

Global Real Estate Securities Fund (Unaudited)
The Fund provides exposure to real estate by investing in equity securities of real estate investment trusts (“REITs”) and other real estate related companies. The Fund was diversified among property sectors and geographical locations. Global real estate securities underperformed their global equity counterparts during the year. The Investor Class of the Fund outperformed its benchmark, the FTSE EPRA Nareit Developed Index, for the one-year period ended December 31, 2023 (11.06% (net of fees) versus 9.67%). Stock selection within Canada and the United States were the primary contributors to benchmark relative returns in 2023. Stock selection within the healthcare and residential property sectors was also particularly strong.
In 2023, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek the potential for current income and long-term capital appreciation. Investors should be willing to accept significant short-term fluctuations in account value and want to diversify their portfolio through exposure to publicly traded global real estate securities. This Fund invests substantial assets in REITs that involve equity market risks as well as risks linked directly to the real estate market. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. It is possible to lose money by investing in the Fund.
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Real Estate	95.1
Money Market Funds	4.5
Health Care	1.2
Information Technology	0.1
100.9
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	11.45%	11.06%	9.67%
Five Year	5.12%	4.80%	2.81%
Ten Year	N/A	4.88%	3.57%
Since Inception(1)	3.84%	3.38%	1.94%
Inception Date	05/01/15	12/29/06
Total Fund Operating Expenses (May 1, 2023 Prospectus)(2)#	0.84%	1.13%

(1)	The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
See Notes to Financial Statements.

Global Real Estate Securities Fund (Unaudited)

Investor Class*
FTSE EPRA Nareit Developed Index**
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
$16,101
$14,207

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2013 to December 31, 2023, with all dividends and capital gains reinvested, with the FTSE EPRA Nareit Developed Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Shares	Value
COMMON STOCKS — 60.1%
Real Estate — 60.1%
Agree Realty Corporation REITΔ	65,622	$ 4,130,905
Alexandria Real Estate Equities, Inc. REIT	4,600	583,142
American Homes 4 Rent Class A REIT	70,090	2,520,436
American Tower Corporation REIT	6,041	1,304,131
Americold Realty Trust REIT	17,803	538,897
AvalonBay Communities, Inc. REIT	38,462	7,200,856
Boston Properties, Inc. REIT	26,809	1,881,187
Brixmor Property Group, Inc. REIT	87,576	2,037,893
Camden Property Trust REIT	9,723	965,397
CareTrust REIT, Inc.	54,329	1,215,883
Cousins Properties, Inc. REIT	48,540	1,181,949
CTO Realty Growth, Inc. REITΔ	45,429	787,285
CubeSmart REIT	41,536	1,925,194
Digital Realty Trust, Inc. REIT	41,273	5,554,520
EastGroup Properties, Inc. REIT	15,005	2,754,018
EPR Properties REIT	26,402	1,279,177
Equinix, Inc. REIT	15,026	12,101,790
Equity LifeStyle Properties, Inc. REIT	6,208	437,912
Essential Properties Realty Trust, Inc. REIT	145,723	3,724,680
Essex Property Trust, Inc. REIT	9,337	2,315,016
Extra Space Storage, Inc. REIT	20,260	3,248,286
Federal Realty Investment Trust REIT	5,972	615,415
Four Corners Property Trust, Inc. REIT	50,251	1,271,350
Healthpeak Properties, Inc. REIT	86,032	1,703,434
Invitation Homes, Inc. REIT	74,764	2,550,200
Iron Mountain, Inc. REIT	47,387	3,316,142
Kimco Realty Corporation REIT	160,177	3,413,372
Kite Realty Group Trust REIT	135,819	3,104,822
Medical Properties Trust, Inc. REITΔ	62,912	308,898
NETSTREIT Corporation	100,327	1,790,837
Omega Healthcare Investors, Inc. REIT	18,896	579,351
Prologis, Inc. REIT	117,742	15,695,009
Public Storage REIT	19,689	6,005,145
Realty Income Corporation REITΔ	67,974	3,903,067
Regency Centers Corporation REIT	10,448	700,016
Rexford Industrial Realty, Inc. REITΔ	41,925	2,351,992
Ryman Hospitality Properties, Inc. REIT	37,306	4,105,898
SBA Communications Corporation REIT	2,550	646,909
Simon Property Group, Inc. REIT	36,557	5,214,490
SL Green Realty Corporation REITΔ	28,609	1,292,269
Spirit Realty Capital, Inc. REIT	42,142	1,841,184
STAG Industrial, Inc. REITΔ	71,370	2,801,986
Sun Communities, Inc. REIT	27,615	3,690,745
UDR, Inc. REIT	113,395	4,341,895
Ventas, Inc. REIT	78,788	3,926,794
	Shares	Value
Vornado Realty Trust REITΔ	63,929	$ 1,805,994
Welltower, Inc. REIT	91,624	8,261,736
		142,927,504
Total Common Stocks (Cost $130,607,957)		142,927,504
FOREIGN COMMON STOCKS — 36.3%
Australia — 3.8%
Centuria Industrial REITΔ	142,373	315,280
Charter Hall Retail REIT	133,843	329,073
Dexus REIT	121,795	636,519
Goodman Group REIT	29,333	505,022
GPT Group (The) REIT	366,229	1,155,806
Ingenia Communities Group REIT	240,436	728,303
Mirvac Group REIT	759,119	1,079,943
Region RE, Ltd. REIT	862,436	1,326,881
Scentre Group REIT	928,479	1,890,764
Stockland REIT	346,241	1,050,023
		9,017,614
Belgium — 0.7%
Aedifica SA REIT	5,320	373,907
VGP NVΔ	4,383	507,867
Warehouses De Pauw CVA REIT	11,289	355,357
Xior Student Housing NV REIT	8,465	278,192
		1,515,323
Canada — 3.1%
Boardwalk REIT	18,446	993,123
Chartwell Retirement Residences	315,970	2,794,739
InterRent Real Estate Investment Trust REIT	116,175	1,159,953
Minto Apartment Real Estate Investment Trust REIT 144A	40,370	492,952
RioCan REIT	32,491	456,573
Tricon Residential, Inc.	150,090	1,365,819
		7,263,159
Finland — 0.2%
Kojamo OYJ	31,499	413,488
France — 1.4%
Gecina SA REIT	5,152	627,200
ICADE REIT	13,823	542,530
Klepierre REIT	57,594	1,572,354
Unibail-Rodamco-Westfield REITΔ*	8,108	599,696
		3,341,780
Germany — 2.3%
Aroundtown SAΔ*	122,887	334,911
LEG Immobilien SE*	3,218	281,606
Sirius Real Estate, Ltd. REIT	457,579	550,008
Vonovia SE	139,035	4,368,717
		5,535,242

See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Hong Kong — 3.8%
CK Asset Holdings, Ltd.	542,544	$ 2,723,080
Hongkong Land Holdings, Ltd.	58,268	202,660
Link REIT	623,592	3,501,503
Sun Hung Kai Properties, Ltd.	165,090	1,786,500
Sun Hung Kai Properties, Ltd. (Hong Kong Exchange)	8,500	91,982
SUNeVision Holdings, Ltd.	624,794	247,400
Swire Properties, Ltd.	49,176	99,545
Wharf Real Estate Investment Co., Ltd.	121,153	409,555
		9,062,225
Japan — 9.5%
Activia Properties, Inc. REITΔ	301	828,671
Advance Logistics Investment Corporation REIT	357	320,759
Advance Residence Investment Corporation REIT	164	367,245
CRE Logistics REIT, Inc.Δ	341	375,311
Daiwa House REIT Investment Corporation	820	1,462,222
GLP J-REIT	373	371,299
Industrial & Infrastructure Fund Investment Corporation REIT	908	897,852
Invincible Investment Corporation REIT	81	35,010
Japan Hotel REIT Investment Corporation	2,558	1,254,041
Japan Metropolitan Fund Invest REIT	174	125,594
KDX Realty Investment Corporation REIT	1,583	1,802,270
Keihanshin Building Co., Ltd.	76,600	770,702
LaSalle Logiport REIT	237	255,186
Mitsubishi Estate Co., Ltd.	289,031	3,962,058
Mitsui Fudosan Co., Ltd.	128,268	3,136,115
Mori Trust REIT, Inc.	2,579	1,325,038
Nippon Building Fund, Inc. REITΔ	130	562,755
Nippon Prologis REIT, Inc.	922	1,772,806
NIPPON REIT Investment Corporation	344	819,161
One REIT, Inc.	145	272,531
Orix JREIT, Inc.	817	964,064
Sekisui House REIT, Inc.	295	161,142
Sumitomo Realty & Development Co., Ltd.	28,349	840,095
		22,681,927
Netherlands — 0.4%
CTP NV 144A	29,975	506,400
Eurocommercial Properties NV REIT	10,973	269,084
NSI NV REITΔ	10,369	214,743
		990,227
Norway — 0.1%
Entra ASA 144A	18,008	204,542
Singapore — 3.4%
CapitaLand Ascendas REIT	557,700	1,278,568
Capitaland India Trust	327,019	282,479
	Shares	Value
CapitaLand Integrated Commercial Trust REIT	193,756	$ 302,026
Capitaland Investment, Ltd.	872,148	2,085,199
Digital Core REIT Management Pte, Ltd.	951,433	613,322
Frasers Logistics & Commercial Trust REIT	1,598,285	1,391,419
Keppel DC REIT	472,200	697,117
Mapletree Industrial Trust REIT	314,700	597,894
Mapletree Pan Asia Commercial Trust REIT	749,563	890,515
		8,138,539
Spain — 0.7%
Arima Real Estate SOCIMI SA REIT*	17,802	124,794
Inmobiliaria Colonial Socimi SA REIT	21,353	154,520
Merlin Properties Socimi SA REIT	121,887	1,353,321
		1,632,635
Sweden — 1.8%
Castellum AB	110,880	1,574,357
Catena ABΔ	10,698	500,911
Fabege ABΔ	91,627	984,272
Fastighets AB Balder, B SharesΔ*	153,459	1,088,311
Samhallsbyggnadsbolaget i Norden AB	127,417	63,950
		4,211,801
Switzerland — 0.7%
Mobimo Holding AG	433	134,275
PSP Swiss Property AG	11,379	1,590,885
		1,725,160
United Kingdom — 4.4%
Big Yellow Group PLC REIT	36,643	570,440
British Land Co. PLC (The) REIT	363,482	1,847,861
Derwent London PLC REIT	15,105	454,297
Grainger PLC	317,402	1,069,700
Great Portland Estates PLC REIT	41,637	222,905
Hammerson PLC REIT	1,275,794	461,117
Land Securities Group PLC REIT	41,708	374,305
Life Science Reit PLC REIT	305,316	245,956
PRS REIT PLC (The)	208,070	228,617
Safestore Holdings PLC REIT	22,886	257,742
Segro PLC REIT	178,377	2,011,604
Shaftesbury Capital PLC REIT	389,919	686,315
Tritax Big Box REIT PLC	295,928	635,028
Tritax EuroBox PLC 144A	257,482	197,397
UNITE Group PLC (The) REIT	93,025	1,235,697
		10,498,981
Total Foreign Common Stocks (Cost $86,707,164)		86,232,643
MONEY MARKET FUNDS — 4.5%
Northern Institutional Liquid Assets Portfolio (Shares), 5.40%Ø§	4,199,404	4,199,404

See Notes to Financial Statements.

	Shares	Value
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø∞	3,217,381	$ 3,217,381
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	3,339,571	3,339,571
Total Money Market Funds (Cost $10,756,356)		10,756,356
TOTAL INVESTMENTS — 100.9% (Cost $228,071,477)		239,916,503
Liabilities in Excess of Other Assets — (0.9)%		(2,026,242)
NET ASSETS — 100.0%		$237,890,261
Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
E-Mini S&P MidCap 400	03/2024	7	$1,966,650	$7,990
See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$142,927,504	$142,927,504	$ —	$ —
Foreign Common Stocks:
Canada	7,263,159	7,263,159	—	—
Germany	5,535,242	550,008	4,985,234	—
Netherlands	990,227	214,743	775,484	—
Norway	204,542	204,542	—	—
Singapore	8,138,539	282,479	7,856,060	—
Spain	1,632,635	124,794	1,507,841	—
United Kingdom	10,498,981	1,767,178	8,731,803	—
Other ^^	51,969,318	—	51,969,318	—
Total Foreign Common Stocks	86,232,643	10,406,903	75,825,740	—
Money Market Funds	10,756,356	10,756,356	—	—
Total Assets - Investments in Securities	$239,916,503	$164,090,763	$75,825,740	$ —
Other Financial Instruments***
Futures Contracts	$ 7,990	$ 7,990	$ —	$ —
Total Assets - Other Financial Instruments	$ 7,990	$ 7,990	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2023
Global Real Estate Securities Fund
Assets
Investments in securities of unaffiliated issuers, at value	$236,699,122
Investments in securities of affiliated issuers, at value	3,217,381
Total investments, at value(1), (2)	239,916,503
Deposits with broker for futures contracts	140,000
Foreign currency(3)	641,501
Receivables:
Dividends	1,038,149
Reclaims	104,453
Securities lending	2,475
Investment securities sold	2,374,410
Fund shares sold	61,422
Prepaid expenses and other assets	21,842
Total Assets	244,300,755
Liabilities
Cash Overdraft	884,898
Collateral held for securities on loan, at value	4,199,404
Payables:
Investment securities purchased	705,165
Fund shares redeemed	364,233
Variation margin on futures contracts	18,340
Accrued expenses:
Investment advisory fees	136,988
Shareholder servicing fees	16,702
Director fees	1,310
Other expenses	83,454
Total Liabilities	6,410,494
Net Assets	$237,890,261
Net Assets Consist of:
Paid-in-capital	$261,572,368
Distributable earnings (loss)	(23,682,107)
Net Assets	$237,890,261
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$157,441,541
Institutional shares outstanding	17,620,632
Net asset value, offering and redemption price per Institutional share	$ 8.94
Net assets applicable to the Investor Class	$ 80,448,720
Investor shares outstanding	8,961,505
Net asset value, offering and redemption price per Investor share	$ 8.98

(1)Investments in securities of unaffiliated issuers, at cost	$224,854,096
Investments in securities of affiliated issuers, at cost	3,217,381
Total investments, at cost	$228,071,477
(2)Includes securities loaned of:	$ 19,530,607
(3)Foreign currency, at cost	$ 636,086

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2023
Global Real Estate Securities Fund
Investment Income
Dividends	$ 9,497,939
Income distributions received from affiliated funds	351,937
Interest	10,715
Securities lending, net	44,835
Less foreign taxes withheld	(300,931)
Total Investment Income	9,604,495
Expenses
Investment advisory fees	1,720,764
Transfer agent fees:
Institutional shares	5,159
Investor shares	20,036
Custodian fees	180,794
Shareholder servicing fees:
Investor shares	197,949
Accounting and administration fees	40,832
Professional fees	132,118
Blue sky fees:
Institutional shares	14,693
Investor shares	14,914
Shareholder reporting fees:
Institutional shares	4,447
Investor shares	16,678
Directors expenses	7,508
Line of credit facility fees	980
Other expenses	70,396
Total Expenses	2,427,268
Fees paid indirectly	(27,877)
Net Expenses	2,399,391
Net Investment Income	7,205,104
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated funds	50
Investment securities	(22,103,189)
Futures transactions	907,964
Forward foreign currency contracts	4,782
Foreign currency	(111,857)
Net realized loss	(21,302,250)
Net change in unrealized appreciation (depreciation) on:
Investment securities	38,951,899
Futures	7,990
Foreign currency	13,180
Net change in unrealized appreciation (depreciation)	38,973,069
Net Realized and Unrealized Gain	17,670,819
Net Increase in Net Assets Resulting from Operations	$ 24,875,923

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Global Real Estate Securities Fund
	For the Year Ended
	12/31/23	12/31/22

Operations:
Net investment income	$ 7,205,104	$ 5,969,647
Net realized loss on investment securities, foreign currency and derivatives	(21,302,250)	(6,293,730)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	38,973,069	(83,362,596)
Net increase (decrease) in net assets resulting from operations	24,875,923	(83,686,679)
Distributions to Shareholders:
Distributions paid
Institutional shares	(5,971,693)	(5,350,565)
Investor shares	(2,455,889)	(2,439,747)
Return of capital
Institutional shares	—	—
Investor shares	—	—
Total distributions	(8,427,582)	(7,790,312)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	27,225,776	28,461,267
Investor shares	10,954,287	17,225,372
Reinvestment of dividends and distributions
Institutional shares	5,881,667	5,280,916
Investor shares	2,431,739	2,426,742
Total proceeds from shares sold and reinvested	46,493,469	53,394,297
Value of shares redeemed
Institutional shares	(50,842,326)	(28,603,573)
Investor shares	(19,121,567)	(25,635,960)
Total value of shares redeemed	(69,963,893)	(54,239,533)
Net decrease from capital share transactions(1)	(23,470,424)	(845,236)
Total decrease in net assets	(7,022,083)	(92,322,227)
Net Assets:
Beginning of Year	244,912,344	337,234,571
End of Year	$237,890,261	$244,912,344

(1)	See Note 6 in Notes to Financial Statements.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Global Real Estate Securities Fund
Institutional Class
2023	$ 8.30	$0.25	$ 0.68	$ 0.93	$(0.26)	$(0.03)	$(0.29)	$ 8.94	11.45%	$157,441	0.86%(1)	0.87%	2.95%	139%
2022	11.53	0.22	(3.17)	(2.95)	(0.14)	(0.14)	(0.28)	8.30	(25.66)	164,351	0.83(1)	0.84	2.30	102
2021	9.47	0.17	2.63	2.80	(0.40)	(0.34)	(0.74)	11.53	29.97	218,705	0.79(1)	0.80	1.59	105
2020	10.21	0.18	(0.67)	(0.49)	(0.18)	(0.07)	(0.25)	9.47	(4.54)	175,384	0.86(1)	0.87	1.98	141
2019	8.83	0.22	1.95	2.17	(0.61)	(0.18)	(0.79)	10.21	24.87	159,523	0.82(1)	0.83	2.13	118
Investor Class
2023	$ 8.34	$0.22	$ 0.69	$ 0.91	$(0.24)	$(0.03)	$(0.27)	$ 8.98	11.06%	$ 80,449	1.16%(1)	1.17%	2.65%	139%
2022	11.58	0.19	(3.18)	(2.99)	(0.11)	(0.14)	(0.25)	8.34	(25.88)	80,561	1.12(1)	1.13	1.97	102
2021	9.51	0.14	2.64	2.78	(0.37)	(0.34)	(0.71)	11.58	29.61	118,530	1.07(1)	1.08	1.31	105
2020	10.25	0.15	(0.67)	(0.52)	(0.15)	(0.07)	(0.22)	9.51	(4.79)	81,053	1.13(1)	1.14	1.68	141
2019	8.87	0.19	1.95	2.14	(0.58)	(0.18)	(0.76)	10.25	24.42	104,312	1.09(1)	1.10	1.87	118

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Global Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2019, 2020, 2021, 2022 and 2023.

See Notes to Financial Statements.

Strategic Alternatives Fund (Unaudited)
The Fund combines multiple strategies that, in aggregate, seek to provide absolute returns with both lower volatility than and low correlation to traditional equity and fixed income markets. The Investor Class of the Fund outperformed its benchmark, the Bloomberg 1-3 Month US Treasury Bill Index, for the one-year period ended December 31, 2023 (5.59% (net of fees) versus 5.14%).
During the year, the Fund allocated its assets among four principal investment strategies – long-short equity, currency trading, relative value and global macro. For 2023, all strategies outperformed the Fund’s benchmark index. Long-short equity and currency trading contributed positively to the performance of the Fund when almost all asset classes, including short-term bonds, posted negative returns. The most additive investment strategy to the Fund’s performance during the year was the global macro strategy. The strategy was very bullish on emerging markets debt, which outperformed in 2023, when many emerging markets economies entered rate cutting cycles.
The derivative exposure contributed 4.37% to Fund performance for the year. The main contributors were single name equity swaps and interest rate futures.
This Fund may be suitable for investors who have a short- to medium-term investment horizon, can accept short-term fluctuations in account value and would like to diversify their portfolio with an alternatives investment option. The alternative investment strategies that the Fund pursues are complex and may involve greater risk than traditional investments (stocks, bonds and cash). The performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform in accordance with expectations. Alternative investments can be highly volatile, are often less liquid, particularly in periods of stress, are generally more complex and less transparent and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on a sub-adviser’s experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. The Fund’s currency investment strategy may be impacted by currency exchange rates, which can fluctuate significantly over short or extended periods of time. These changes may be caused by governmental or political factors that affect the value of what the Fund owns and its share price. It is possible to lose money by investing in the Fund.
See Notes to Financial Statements.

Strategic Alternatives Fund (Unaudited)
At December 31, 2023, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Treasury Obligations	40.7
Money Market Funds	33.8
Corporate Bonds	18.6
Mortgage-Backed Securities	3.2
Financials	1.6
Information Technology	1.5
Materials	1.5
Consumer Discretionary	1.3
Consumer Staples	0.9
Industrials	0.3
Purchased Options	0.3
Real Estate	0.1
Foreign Bond	0.1
Mutual Funds	0.1
Communication Services	—**
Rights Sold Short	—
Foreign Common Stocks Sold Short	(0.1)
Written Options	(0.4)
TBA Sale Commitments	(0.8)
Common Stocks Sold Short	(4.5)
98.2
**Rounds to less than 0.05%
Average Annual Total Returns as of 12/31/23
	Institutional Class*	Investor Class*	Benchmark**
One Year	5.97%	5.59%***	5.14%
Five Year	2.98%	2.66%	1.87%
Ten Year	N/A	N/A	N/A
Since Inception	2.53%	2.21%	1.80%
Inception Date	06/30/17	06/30/17
Total Fund Operating Expenses (May 1, 2023 Prospectus)(1)#	1.27%	1.59%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
#Net expense ratio
The performance data quoted represents past performance and does not guarantee future results. The performance data in the table and graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses (before expense payments by broker-dealers and excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) to 1.12% for the Institutional Class and 1.44% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2024.

See Notes to Financial Statements.

Strategic Alternatives Fund (Unaudited)

Investor Class*
Bloomberg 1-3 Month US Treasury Bill Index**
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
2017
2018
2019
2020
2021
2022
2023
$11,529
$11,231

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since June 30, 2017 (commencement of operations), with all dividends and capital gains reinvested, with the Bloomberg 1-3 Month US Treasury Bill Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
***Total returns may differ from the financial highlights due to adjustments required by U.S. GAAP.
Unlike a mutual fund, an index is not available for direct investment and the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
December 31, 2023
	Par	Value
CORPORATE BONDS — 18.6%
8x8, Inc.
0.50%, 02/01/24‡‡ CONV	$563,000	$557,327
Affirm Holdings, Inc.
0.00%, 11/15/26 CONV »	659,000	542,028
Air Transport Services Group, Inc.
3.88%, 08/15/29 144A ‡‡ CONV	833,000	743,452
Airbnb, Inc.
0.00%, 03/15/26‡‡ CONV »	303,000	272,882
Alteryx, Inc.
0.50%, 08/01/24 CONV	266,000	259,516
American Airlines Group, Inc.
6.50%, 07/01/25‡‡ CONV	670,000	745,375
Beauty Health Co. (The)
1.25%, 10/01/26 144A ‡‡ CONV	786,000	589,028
Bentley Systems, Inc.
0.38%, 07/01/27‡‡ CONV	611,000	549,595
BILL Holdings, Inc.
0.00%, 12/01/25‡‡ CONV »	243,000	229,149
Block, Inc.
0.25%, 11/01/27‡‡ CONV	449,000	370,986
Bridgebio Pharma, Inc.
2.25%, 02/01/29‡‡ CONV	459,000	391,022
Cable One, Inc.
1.13%, 03/15/28‡‡ CONV	761,000	580,262
CenterPoint Energy, Inc.
4.25%, 08/15/26 144A ‡‡ CONV	176,000	177,672
Ceridian HCM Holding, Inc.
0.25%, 03/15/26 CONV	767,000	692,217
Cheesecake Factory, Inc. (The)
0.38%, 06/15/26‡‡ CONV	735,000	637,612
Chegg, Inc.
0.13%, 03/15/25 CONV	599,000	554,375
Coherus Biosciences, Inc.
1.50%, 04/15/26‡‡ CONV	280,000	158,814
Collegium Pharmaceutical, Inc.
2.88%, 02/15/29 144A ‡‡ CONV	677,000	714,235
CONMED Corporation
2.25%, 06/15/27‡‡ CONV	646,000	648,842
CryoPort, Inc.
0.75%, 12/01/26 144A ‡‡ CONV	611,000	487,273
CSG Systems International, Inc.
3.88%, 09/15/28 144A ‡‡ CONV	198,000	199,861
Duke Energy Corporation
4.13%, 04/15/26 144A ‡‡ CONV	530,000	532,650
Enovis Corporation
3.88%, 10/15/28 144A ‡‡ CONV	362,000	435,305
Envestnet, Inc.
2.63%, 12/01/27 CONV	722,000	715,682
Evolent Health, Inc.
3.50%, 12/01/29 144A ‡‡ CONV	411,000	481,281
EZCORP, Inc.
2.38%, 05/01/25 CONV	362,000	339,592
3.75%, 12/15/29 144A ‡‡ CONV	229,000	232,321
Greenbrier Cos., Inc. (The)
2.88%, 02/01/24 CONV	238,000	236,810
2.88%, 04/15/28‡‡ CONV	482,000	475,252
	Par	Value
Haemonetics Corporation
0.00%, 03/01/26‡‡ CONV »	$ 755,000	$ 675,725
Halozyme Therapeutics, Inc.
0.25%, 03/01/27‡‡ CONV	582,000	505,991
HAT Holdings I LLC REIT
0.00%, 05/01/25 144A ‡‡ CONV »	591,000	597,678
Helix Energy Solutions Group, Inc.
6.75%, 02/15/26‡‡ CONV	250,000	403,125
Herbalife, Ltd.
2.63%, 03/15/24 CONV	644,000	636,916
i3 Verticals LLC
1.00%, 02/15/25‡‡ CONV	433,000	406,208
Insmed, Inc.
0.75%, 06/01/28‡‡ CONV	358,000	410,626
Integer Holdings Corporation
2.13%, 02/15/28 144A ‡‡ CONV	474,000	607,194
Itron, Inc.
0.00%, 03/15/26‡‡ CONV »	577,000	534,071
Jamf Holding Corporation
0.13%, 09/01/26‡‡ CONV	690,000	591,675
Jazz Investments I, Ltd.
1.50%, 08/15/24‡‡ CONV	545,000	531,239
Kaman Corporation
3.25%, 05/01/24‡‡ CONV	490,000	477,750
LendingTree, Inc.
0.50%, 07/15/25‡‡ CONV	918,000	766,530
Liberty Latin America, Ltd.
2.00%, 07/15/24 CONV	208,000	200,720
Liberty Media Corporation
3.75%, 03/15/28 144A ‡‡ CONV	902,000	1,081,047
Liberty TripAdvisor Holdings, Inc.
0.50%, 06/30/51 144A ‡‡ CONV	1,143,000	1,004,468
Live Nation Entertainment, Inc.
3.13%, 01/15/29 144A ‡‡ CONV	600,000	682,860
Lumentum Holdings, Inc.
0.50%, 12/15/26‡‡ CONV	657,000	588,672
Marcus Corporation (The)
5.00%, 09/15/25 CONV	125,000	184,625
Marriott Vacations Worldwide Corporation
3.25%, 12/15/27 CONV	613,000	545,264
Mesa Laboratories, Inc.
1.38%, 08/15/25‡‡ CONV	234,000	216,005
MFA Financial, Inc.
6.25%, 06/15/24‡‡ CONV	1,690,000	1,698,447
MicroStrategy, Inc.
0.00%, 02/15/27‡‡ CONV »	459,000	401,350
Mirum Pharmaceuticals, Inc.
4.00%, 05/01/29 144A ‡‡ CONV	405,000	494,100
Mitek Systems, Inc.
0.75%, 02/01/26 CONV	563,000	527,813
NextEra Energy Partners LP
0.00%, 06/15/24 144A CONV »	583,000	565,218
NRG Energy, Inc.
2.75%, 06/01/48‡‡ CONV	583,000	752,070

See Notes to Financial Statements.

	Par	Value
Pebblebrook Hotel Trust REIT
1.75%, 12/15/26‡‡ CONV	$ 941,000	$ 842,760
PennyMac Corporation
5.50%, 11/01/24‡‡ CONV	1,042,000	1,017,252
5.50%, 03/15/26 CONV	548,000	507,612
Perficient, Inc.
0.13%, 11/15/26‡‡ CONV	749,000	623,992
PG&E Corporation
4.25%, 12/01/27 144A ‡‡ CONV	592,000	623,376
Q2 Holdings, Inc.
0.75%, 06/01/26‡‡ CONV	203,000	185,501
Realogy Group LLC
0.25%, 06/15/26‡‡ CONV	362,000	285,546
Redwood Trust, Inc.
5.63%, 07/15/24‡‡ CONV	573,000	567,269
Repay Holdings Corporation
0.00%, 02/01/26 144A CONV »	240,000	205,200
Revance Therapeutics, Inc.
1.75%, 02/15/27‡‡ CONV	562,000	429,579
Rivian Automotive, Inc.
4.63%, 03/15/29 144A ‡‡ CONV	261,000	367,749
RWT Holdings, Inc.
5.75%, 10/01/25‡‡ CONV	815,000	765,591
Snap, Inc.
0.00%, 05/01/27 CONV »	716,000	575,521
SoFi Technologies, Inc.
0.00%, 10/15/26 144A ‡‡ CONV »	972,000	822,798
Sphere Entertainment Co.
3.50%, 12/01/28 144A CONV	333,000	385,248
Spirit Airlines, Inc.
1.00%, 05/15/26‡‡ CONV	387,000	270,126
Splunk, Inc.
1.13%, 06/15/27‡‡ CONV	486,000	473,121
Summit Hotel Properties, Inc. REIT
1.50%, 02/15/26‡‡ CONV	794,000	707,851
Sunnova Energy International, Inc.
0.25%, 12/01/26 CONV	685,000	467,513
2.63%, 02/15/28 CONV	321,000	214,107
Two Harbors Investment Corporation
6.25%, 01/15/26‡‡ CONV	927,000	857,475
Uniti Fiber Holdings, Inc. REIT
4.00%, 06/15/24 144A CONV	637,000	635,533
Upstart Holdings, Inc.
0.25%, 08/15/26 CONV	906,000	667,088
Upwork, Inc.
0.25%, 08/15/26‡‡ CONV	525,000	447,878
Verint Systems, Inc.
0.25%, 04/15/26 CONV	678,000	598,759
Viavi Solutions, Inc.
1.00%, 03/01/24 CONV	371,000	364,044
Wayfair, Inc.
1.00%, 08/15/26‡‡ CONV	571,000	501,338
Western Digital Corporation
3.00%, 11/15/28 144A ‡‡ CONV	559,000	685,054
WisdomTree, Inc.
5.75%, 08/15/28 144A ‡‡ CONV	580,000	600,880
	Par	Value
Xometry, Inc.
1.00%, 02/01/27 CONV	$ 229,000	$ 216,290
Ziff Davis, Inc.
1.75%, 11/01/26 CONV	474,000	450,300
Total Corporate Bonds (Cost $45,700,426)		46,000,154
FOREIGN BOND — 0.1%
Canada — 0.1%
Equinox Gold Corporation
4.75%, 10/15/28(C) 144A ‡‡ CONV (Cost $315,089)	316,000	333,980
MORTGAGE-BACKED SECURITIES — 3.2%
Federal Home Loan Mortgage Corporation
6.00%, 01/01/53	918,285	935,409
Federal Home Loan Mortgage Corporation REMIC, Series 4248
(Floating, 5.89% - U.S. 30-Day Average SOFR, 6.00% Cap), 0.55%, 09/15/43† IO	202,428	20,427
Federal Home Loan Mortgage Corporation REMIC, Series 4468
(Floating, 5.99% - U.S. 30-Day Average SOFR, 6.10% Cap), 0.65%, 05/15/45† IO	202,701	19,219
Federal National Mortgage Association
6.50%, 09/01/53	1,970,053	2,028,959
Federal National Mortgage Association REMIC, Series 2017-31
(Floating, 5.99% - U.S. 30-Day Average SOFR, 6.10% Cap), 0.65%, 05/25/47† IO	287,959	37,262
Federal National Mortgage Association REMIC, Series 2018-17
(Floating, 3.34% - U.S. 30-Day Average SOFR, 2.50% Cap), 0.00%, 03/25/48† IO	1,540,228	30,250
Federal National Mortgage Association REMIC, Series 2018-8
(Floating, 6.04% - U.S. 30-Day Average SOFR, 6.15% Cap), 0.70%, 02/25/48† IO	164,601	20,427
Federal National Mortgage Association STRIP, Series 405
(Floating, 4.94% - U.S. 30-Day Average SOFR, 5.05% Cap), 0.00%, 10/25/40† IO	503,233	39,336
Government National Mortgage Association
4.00%, 05/20/48	936,834	905,586
2.50%, 09/20/51	151,849	130,713
2.50%, 11/20/51	564,341	488,921
2.50%, 12/20/51	322,008	278,982
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Government National Mortgage Association, Series 2015-110
(Floating, 5.59% - CME Term SOFR 1M, 5.70% Cap), 0.23%, 08/20/45† IO	$113,930	$13,140
Government National Mortgage Association, Series 2018-124
(Floating, 6.09% - CME Term SOFR 1M, 6.20% Cap), 0.73%, 09/20/48† IO	336,669	40,619
Government National Mortgage Association, Series 2018-139
(Floating, 6.04% - CME Term SOFR 1M, 6.15% Cap), 0.68%, 10/20/48† IO	129,870	14,573
Government National Mortgage Association, Series 2018-7
(Floating, 5.59% - CME Term SOFR 1M, 5.70% Cap), 0.23%, 01/20/48† IO	817,192	77,163
Government National Mortgage Association, Series 2019-1
(Floating, 5.94% - CME Term SOFR 1M, 6.05% Cap), 0.58%, 01/20/49† IO	148,188	15,208
Government National Mortgage Association, Series 2019-110
0.63%, 09/20/49† IO	562,324	56,527
Government National Mortgage Association, Series 2019-111
(Floating, 6.04% - CME Term SOFR 1M, 6.15% Cap), 0.68%, 01/20/49† IO	430,510	48,025
Government National Mortgage Association, Series 2019-151
3.50%, 10/20/49 IO	631,093	97,886
3.50%, 12/20/49 IO	367,543	58,581
Government National Mortgage Association, Series 2019-20
(Floating, 3.68% - CME Term SOFR 1M, 3.79% Cap), 0.00%, 02/20/49† IO	333,647	9,732
Government National Mortgage Association, Series 2019-6
(Floating, 5.94% - CME Term SOFR 1M, 6.05% Cap), 0.58%, 01/20/49† IO	125,275	12,861
Government National Mortgage Association, Series 2020-146
2.50%, 10/20/50 IO	295,998	39,069
Government National Mortgage Association, Series 2020-21
(Floating, 5.94% - CME Term SOFR 1M, 6.05% Cap), 0.58%, 02/20/50† IO	292,926	35,181
	Par	Value
Government National Mortgage Association, Series 2020-55
(Floating, 5.94% - CME Term SOFR 1M, 6.05% Cap), 0.58%, 04/20/50† IO	$ 478,957	$ 58,723
3.50%, 04/20/50 IO	270,115	46,734
Government National Mortgage Association, Series 2020-61
(Floating, 6.33% - CME Term SOFR 1M, 6.44% Cap), 0.97%, 07/20/43† IO	449,329	48,299
(Floating, 5.94% - CME Term SOFR 1M, 6.05% Cap), 0.58%, 08/20/49† IO	631,158	67,862
Government National Mortgage Association, Series 2020-78
4.00%, 06/20/50 IO	502,493	96,789
Government National Mortgage Association, Series 2020-79
4.00%, 06/20/50 IO	133,146	24,087
Uniform Mortgage Backed Securities
7.00%, 02/01/54 TBA	2,000,000	2,061,250
Total Mortgage-Backed Securities (Cost $8,303,380)		7,857,800

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.3%
Call Swaptions — 0.3%
Pay 3-Month EURIBOR (Quarterly); Receive 3.425% (Annually); Interest Rate Swap Maturing 03/15/2025 EUR, Strike Price $3.43, Expires 03/13/24 (MSCS)	1	$31,120,000	153,137
Pay 3-Month EURIBOR (Quarterly); Receive 3.8% (Annually); Interest Rate Swap Maturing 03/15/2025 EUR, Strike Price $3.80, Expires 03/13/24 (MSCS)	1	62,240,000	537,291
			690,428

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Put Swaptions — 0.0%
Pay 3.7% (Annually); Receive 3-Month EURIBOR (Quarterly); Interest Rate Swap Maturing 02/07/2025 EUR, Strike Price $3.70, Expires 02/05/24 (CITI)	1	$15,120,000	$ 681
Pay 3.75% (Annually); Receive 3-Month EURIBOR (Quarterly); Interest Rate Swap Maturing 02/07/2025 EUR, Strike Price $3.75, Expires 02/05/24 (CITI)	1	15,120,000	476
Pay 4% (Annually); Receive 3-Month EURIBOR (Quarterly); Interest Rate Swap Maturing 02/07/2025 EUR, Strike Price $4.00, Expires 02/05/24 (CITI)	1	15,120,000	83
Pay 4.05% (Annually); Receive 3-Month EURIBOR (Quarterly); Interest Rate Swap Maturing 02/07/2025 EUR, Strike Price $4.05, Expires 02/05/24 (CITI)	1	15,120,000	60
			1,300
Total Purchased Options (Premiums paid $89,429)			691,728

	Par
U.S. TREASURY OBLIGATIONS — 40.7%
U.S. Treasury Bills
5.27%, 01/04/24Ω	$ 750,000	749,782
5.21%, 01/11/24Ω	17,525,000	17,502,122
5.25%, 01/25/24Ω	8,650,000	8,620,888
5.12%, 02/01/24Ω	4,900,000	4,878,488
5.22%, 02/08/24Ω	5,625,000	5,594,565
5.18%, 02/15/24Ω	4,300,000	4,272,482
5.25%, 02/22/24Ω	5,350,000	5,310,267
5.14%, 02/27/24Ω	4,900,000	4,859,775
5.11%, 02/29/24Ω	5,640,000	5,592,211
5.18%, 03/07/24Ω	6,500,000	6,438,958
5.15%, 03/14/24Ω	2,300,000	2,276,156
5.16%, 03/21/24Ω	4,300,000	4,251,057
5.29%, 04/25/24Ω	5,350,000	5,262,437
		75,609,188
	Par	Value
U.S. Treasury Bonds
4.75%, 11/15/43	$1,860,000	$ 2,002,697
U.S. Treasury Inflationary Indexed Bonds
1.50%, 02/15/53	3,467,384	3,175,262
U.S. Treasury Notes
3.75%, 12/31/28	9,880,000	9,845,266
3.75%, 12/31/30	9,910,000	9,842,643
		19,687,909
Total U.S. Treasury Obligations (Cost $100,053,101)		100,475,056

	Shares
COMMON STOCKS — 6.3%
Communication Services — 0.0%
Escrow NII Holdings, Inc.††† *	76,167	19,804
Consumer Discretionary — 1.3%
AutoZone, Inc.*	80	206,849
Best Buy Co., Inc.	3,241	253,705
Chewy, Inc. Class A*	6,641	156,927
Dick's Sporting Goods, Inc.	3,015	443,054
eBay, Inc.	6,519	284,359
Etsy, Inc.	1,301	105,446
Genuine Parts Co.	1,358	188,083
Lowe’s Cos., Inc.	1,202	267,505
Macy’s, Inc.	2,534	50,984
MercadoLibre, Inc.*	10	15,715
Murphy U.S.A., Inc.	485	172,932
O’Reilly Automotive, Inc.*	295	280,274
Penske Automotive Group, Inc.	748	120,061
Ross Stores, Inc.	113	15,638
TJX Cos., Inc. (The)	991	92,966
Tractor Supply Co.	618	132,888
Ulta Beauty, Inc.*	302	147,977
Victoria's Secret & Co.	457	12,129
Williams-Sonoma, Inc.	1,196	241,329
Worthington Enterprises, Inc.	1,323	76,139
		3,264,960
Consumer Staples — 0.9%
Casey’s General Stores, Inc.	654	179,680
Church & Dwight Co., Inc.	1,011	95,600
Clorox Co. (The)	496	70,725
Colgate-Palmolive Co.	5,010	399,347
Costco Wholesale Corporation	123	81,190
Kimberly-Clark Corporation	1,460	177,405
Kroger Co. (The)	5,958	272,340
Sysco Corporation	3,388	247,764
Target Corporation	221	31,475
U.S. Foods Holding Corporation*	2,808	127,511
Walmart, Inc.	3,820	602,223
		2,285,260
Financials — 1.3%
Aflac, Inc.	1,332	109,890
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
American Financial Group, Inc.	1,262	$ 150,039
American International Group, Inc.	452	30,623
Arch Capital Group, Ltd.*	1,552	115,267
Axis Capital Holdings, Ltd.	669	37,043
Cincinnati Financial Corporation	1,879	194,401
CNO Financial Group, Inc.	3,299	92,042
Erie Indemnity Co. Class A	465	155,738
Fidelity National Financial, Inc.	1,388	70,816
Hartford Financial Services Group, Inc. (The)	2,129	171,129
Loews Corporation	2,038	141,824
Markel Corporation*	13	18,459
Marsh & McLennan Cos., Inc.	2,082	394,477
Old Republic International Corporation	6,091	179,075
Primerica, Inc.	1,202	247,323
Reinsurance Group of America, Inc.	679	109,849
RLI Corporation	1,799	239,483
Selective Insurance Group, Inc.	231	22,980
Travelers Cos., Inc. (The)	655	124,771
Unum Group	3,875	175,227
W.R. Berkley Corporation	4,478	316,684
		3,097,140
Information Technology — 1.3%
Amphenol Corporation Class A	1,020	101,113
Apple, Inc.	4,303	828,457
Arista Networks, Inc.*	444	104,566
Arrow Electronics, Inc.*	619	75,673
Avnet, Inc.	2,257	113,753
Belden, Inc.	2,123	164,002
Calix, Inc.	1,502	65,622
Cisco Systems, Inc.	11,350	573,402
Cognex Corporation	745	31,096
Dell Technologies, Inc. Class C	840	64,260
F5, Inc.*	1,090	195,088
Juniper Networks, Inc.	2,045	60,287
Keysight Technologies, Inc.*	2,515	400,111
NetApp, Inc.	2,352	207,352
Pure Storage, Inc. Class A*	4,429	157,938
TD SYNNEX Corporation	664	71,453
Vishay Intertechnology, Inc.	1,349	32,336
		3,246,509
Materials — 1.4%
Albemarle Corporation	261	37,710
AptarGroup, Inc.	876	108,291
Berry Global Group, Inc.	2,260	152,302
Cabot Corporation	2,284	190,714
Commercial Metals Co.	1,574	78,763
DuPont de Nemours, Inc.	243	18,694
Eastman Chemical Co.	962	86,407
Element Solutions, Inc.	7,581	175,424
FMC Corporation‡‡	527	33,227
Graphic Packaging Holding Co.	3,392	83,613
Greif, Inc. Class A	363	23,809
Martin Marietta Materials, Inc.	109	54,381
Mosaic Co. (The)	14,223	508,188
	Shares	Value
NewMarket Corporation	411	$ 224,336
Reliance Steel & Aluminum Co.	712	199,132
Royal Gold, Inc.	2,118	256,193
RPM International, Inc.	1,210	135,072
Sherwin-Williams Co. (The)	797	248,584
Steel Dynamics, Inc.	3,405	402,131
Westlake Corporation	2,982	417,361
		3,434,332
Real Estate — 0.1%
Howard Hughes Holdings, Inc.*	826	70,664
Jones Lang LaSalle, Inc.*	302	57,039
		127,703
Total Common Stocks (Cost $13,326,915)		15,475,708
FOREIGN COMMON STOCKS — 0.3%
Bermuda — 0.0%
RenaissanceRe Holdings, Ltd.	58	11,368
Ireland — 0.1%
Aon PLC Class A	264	76,830
Willis Towers Watson PLC	121	29,185
		106,015
Jersey — 0.0%
Amcor PLC	3,205	30,896
Netherlands — 0.1%
LyondellBasell Industries NV Class A	2,062	196,055
Switzerland — 0.1%
Chubb, Ltd.	489	110,514
TE Connectivity, Ltd.	1,566	220,023
		330,537
Total Foreign Common Stocks (Cost $614,635)		674,871
PREFERRED STOCKS — 0.7%
Apollo Global Management, Inc.
6.75%, 10/15/23 CONV	4,976	280,597
Chart Industries, Inc.
6.75%, 12/15/25 CONV	12,583	699,363
Lyondellbasell Advanced Polymers, Inc.
6.00% CONV	12	10,140
NCR Voyix Corporation
PIK, 5.50% CONV 1	250	304,415
New York Community Capital Trust V
6.00% CONV	10,163	421,866
Total Preferred Stocks (Cost $1,788,080)		1,716,381
MUTUAL FUNDS — 0.1%
ProShares Short 20+ Year Treasury (Cost $191,704)	9,591	212,057
MONEY MARKET FUNDS — 33.8%
Northern Institutional U.S. Government Portfolio (Shares), 5.17%Ø	376	376

See Notes to Financial Statements.

	Shares	Value
GuideStone Money Market Fund, 5.28% (Institutional Class)Ø ∞	8,338,250	$ 8,338,250
Northern Institutional U.S. Treasury Portfolio (Premier), 5.22%Ø	75,232,554	75,232,554
Total Money Market Funds (Cost $83,571,180)		83,571,180
TOTAL INVESTMENTS —104.1% (Cost $253,953,939)		257,008,915
COMMON STOCKS SOLD SHORT — (4.5)%
Communication Services — (0.6)%
Cable One, Inc.	(36)	(20,037)
Liberty Media Corporation-Liberty SiriusXM Class A *	(22,897)	(658,060)
Live Nation Entertainment, Inc. *	(3,959)	(370,563)
Marcus Corporation (The)	(10,300)	(150,174)
Snap, Inc. Class A *	(842)	(14,255)
Sphere Entertainment Co. *	(7,615)	(258,605)
TripAdvisor, Inc. *	(821)	(17,676)
Ziff Davis, Inc. *	(1,927)	(129,475)
		(1,618,845)
Consumer Discretionary — (0.2)%
Airbnb, Inc. Class A *	(215)	(29,270)
Cheesecake Factory, Inc. (The)	(1,901)	(66,554)
Marriott Vacations Worldwide Corporation	(909)	(77,165)
Rivian Automotive, Inc. Class A *	(11,014)	(258,388)
Wayfair, Inc. Class A *	(1,455)	(89,774)
		(521,151)
Consumer Staples — (0.0)%
Beauty Health Co. (The) *	(2,396)	(7,451)
Energy — (0.1)%
Helix Energy Solutions Group, Inc. *	(31,495)	(323,769)
Financials — (0.4)%
Apollo Global Management, Inc.	(2,177)	(202,875)
Block, Inc. *	(277)	(21,426)
EZCORP, Inc. Class A *	(15,374)	(134,369)
I3 Verticals, Inc. Class A *	(1,509)	(31,945)
New York Community Bancorp, Inc.	(8,865)	(90,689)
SoFi Technologies, Inc. *	(17,132)	(170,463)
WisdomTree, Inc.	(36,443)	(252,550)
		(904,317)
Health Care — (1.1)%
Bridgebio Pharma, Inc. *	(2,481)	(100,158)
Coherus Biosciences, Inc. *	(4,140)	(13,786)
Collegium Pharmaceutical, Inc. *	(13,879)	(427,196)
CONMED Corporation	(2,584)	(282,974)
CryoPort, Inc. *	(461)	(7,141)
Enovis Corporation *	(4,725)	(264,694)
Evolent Health, Inc. Class A *	(8,217)	(271,408)
Haemonetics Corporation *	(854)	(73,026)
Halozyme Therapeutics, Inc. *	(3,026)	(111,841)
Insmed, Inc. *	(8,582)	(265,956)
	Shares	Value
Integer Holdings Corporation *	(4,334)	$ (429,413)
Mesa Laboratories, Inc.	(59)	(6,181)
Mirum Pharmaceuticals, Inc. *	(10,198)	(301,045)
Revance Therapeutics, Inc. *	(6,070)	(53,355)
		(2,608,174)
Industrials — (0.7)%
Air Transport Services Group, Inc. *	(15,256)	(268,658)
American Airlines Group, Inc. *	(19,832)	(272,492)
Ceridian HCM Holding, Inc. *	(1,350)	(90,612)
Chart Industries, Inc. *	(4,001)	(545,456)
CSG Systems International, Inc.	(1,672)	(88,967)
Greenbrier Cos., Inc. (The)	(5,206)	(230,001)
Spirit Airlines, Inc.	(4,190)	(68,674)
Upwork, Inc. *	(788)	(11,718)
Xometry, Inc. Class A *	(1,832)	(65,787)
		(1,642,365)
Information Technology — (0.7)%
Bentley Systems, Inc. Class B	(2,922)	(152,470)
BILL Holdings, Inc. *	(365)	(29,780)
Envestnet, Inc. *	(5,034)	(249,284)
Itron, Inc. *	(1,698)	(128,216)
Jamf Holding Corporation *	(2,856)	(51,579)
Lumentum Holdings, Inc. *	(2,312)	(121,195)
MicroStrategy, Inc. *	(166)	(104,849)
Mitek Systems, Inc. *	(10,269)	(133,908)
NCR Voyix Corporation *	(8,225)	(139,085)
Perficient, Inc. *	(839)	(55,223)
Q2 Holdings, Inc. *	(650)	(28,216)
Verint Systems, Inc. *	(2,001)	(54,087)
Western Digital Corporation *	(7,826)	(409,848)
		(1,657,740)
Real Estate — (0.2)%
Anywhere Real Estate, Inc. *	(2,218)	(17,988)
Pebblebrook Hotel Trust REIT	(17,536)	(280,225)
Summit Hotel Properties, Inc. REIT	(23,188)	(155,824)
		(454,037)
Utilities — (0.5)%
CenterPoint Energy, Inc.	(1,426)	(40,741)
Duke Energy Corporation	(1,341)	(130,130)
NRG Energy, Inc.	(11,483)	(593,671)
PG&E Corporation	(13,708)	(247,155)
Sunnova Energy International, Inc. *	(18,255)	(278,389)
		(1,290,086)
Total Common Stocks Sold Short (Proceeds $(10,123,400))		(11,027,935)
FOREIGN COMMON STOCKS SOLD SHORT — (0.1)%
Canada — (0.1)%
Equinox Gold Corporation *	(35,118)	(171,727)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Ireland — (0.0)%
Jazz Pharmaceuticals PLC *	(46)	$ (5,658)
Total Foreign Common Stocks Sold Short (Proceeds $(160,343))		(177,385)
RIGHTS SOLD SHORT — 0.0%
Ligand Pharmaceuticals, Inc. * (Proceeds $—)	(58)	—
TOTAL SECURITIES SOLD SHORT —(4.6)% (Proceeds $(10,283,743))		(11,205,320)

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.5)%
Call Swaptions — (0.5)%
Pay 3.65% (Annually); Receive 3-Month EURIBOR (Quarterly); Interest Rate Swap Maturing 03/15/2025 EUR, Strike Price $3.65, Expires 03/13/24 (MSCS)	(1)	$(93,360,000)	(662,418)
Pay 3.72% (Annually); Receive 3-Month EURIBOR (Quarterly); Interest Rate Swap Maturing 03/18/2025 EUR, Strike Price $3.72, Expires 03/14/24 (CITI)	(1)	(26,300,000)	(234,838)
Pay 3.744% (Annually); Receive 3-Month EURIBOR (Quarterly); Interest Rate Swap Maturing 03/18/2025 EUR, Strike Price $3.74, Expires 03/14/24 (CITI)	(1)	(26,300,000)	(241,376)
			(1,138,632)
Put Swaptions — (0.0)%
Pay 3-Month EURIBOR (Quarterly); Receive 3.72% (Annually); Interest Rate Swap Maturing 03/18/2025 EUR, Strike Price $3.72, Expires 03/14/24 (CITI)	(1)	(26,300,000)	(1,951)
	Number of Contracts	Notional Amount	Value
Pay 3-Month EURIBOR (Quarterly); Receive 3.744% (Annually); Interest Rate Swap Maturing 03/18/2025 EUR, Strike Price $3.74, Expires 03/14/24 (CITI)	(1)	$(26,300,000)	$ (1,777)
Pay 3-Month EURIBOR (Quarterly); Receive 3.85% (Annually); Interest Rate Swap Maturing 02/07/2025 EUR, Strike Price $3.85, Expires 02/05/24 (CITI)	(1)	(30,240,000)	(467)
Pay 3-Month EURIBOR (Quarterly); Receive 3.9% (Annually); Interest Rate Swap Maturing 02/07/2025 EUR, Strike Price $3.90, Expires 02/05/24 (CITI)	(1)	(30,240,000)	(331)
			(4,526)
Total Written Options (Premiums received $ (308,637))			(1,143,158)

	Par
TBA SALE COMMITMENTS — (0.8)%
Uniform Mortgage Backed Securities 6.50%, 01/01/54 TBA	$(1,000,000)	(1,024,961)
Uniform Mortgage Backed Securities 7.00%, 01/01/54 TBA	(1,000,000)	(1,031,641)
Total TBA Sale Commitments (Proceeds $(2,049,102))		(2,056,602)
Other Assets in Excess of Liabilities — 1.8%		4,392,938
NET ASSETS — 100.0%		$246,996,773

See Notes to Financial Statements.

Futures Contracts outstanding at December 31, 2023:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Brazilian Reals/U.S. Dollars	02/2024	1	$ 20,595	$ 115
30-Year Euro Buxl	03/2024	(1)	(156,452)	(9,815)
Euro-Bund	03/2024	2	302,968	6,108
Euro-Bund	03/2024	(2)	(302,968)	(3,104)
Euro-OAT	03/2024	(4)	(580,722)	2,715
Euro-Bobl	03/2024	(116)	(15,274,783)	(206,657)
Australian Dollars/U.S. Dollars	03/2024	(129)	(8,811,345)	(285,735)
British Pounds/U.S. Dollars	03/2024	(33)	(2,629,894)	(37,125)
Mexican Pesos/U.S. Dollars	03/2024	2	58,240	1,540
New Zealand Dollars/U.S. Dollars	03/2024	(3)	(189,675)	(5,235)
South African Rand/U.S. Dollars	03/2024	2	54,275	2,075
Swiss Francs/U.S. Dollars	03/2024	(7)	(1,048,250)	(39,462)
U.S. Dollars/Norwegian Kroner	03/2024	1	99,753	(7,051)
U.S. Dollars/Swedish Kronor	03/2024	1	99,695	(3,576)
10-Year Bond	03/2024	(4)	(374,869)	(17,275)
10-Year U.S. Treasury Note	03/2024	206	23,255,470	313,938
U.S. Treasury Long Bond	03/2024	(26)	(3,248,375)	(61,507)
Ultra 10-Year U.S. Treasury Note	03/2024	(19)	(2,242,297)	(100,665)
Ultra Long U.S. Treasury Bond	03/2024	(119)	(15,897,656)	(1,045,410)
Canadian Dollars/U.S. Dollars	03/2024	(4)	(302,500)	(7,140)
Euro/U.S. Dollars	03/2024	(81)	(11,213,438)	(249,075)
Japanese Yen/U.S. Dollars	03/2024	(9)	(807,300)	(22,162)
Long GILT	03/2024	2	261,686	18,191
Long GILT	03/2024	(2)	(261,686)	(17,661)
2-Year U.S. Treasury Note	03/2024	(12)	(2,470,969)	(9,393)
5-Year U.S. Treasury Note	03/2024	(129)	(14,031,773)	(52,736)
Total Futures Contracts outstanding at December 31, 2023			$(55,692,270)	$(1,836,102)
Forward Foreign Currency Contracts outstanding at December 31, 2023:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
02/14/24	Euro	2,335,923	U.S. Dollars	2,537,472	MSCS	$46,041
03/20/24	Norwegian Kroner	2,998,400	U.S. Dollars	273,890	MSCS	21,757
03/20/24	Polish Zloty	3,443,830	U.S. Dollars	852,618	MSCS	21,653
03/20/24	Australian Dollars	826,087	U.S. Dollars	543,896	MSCS	20,404
03/21/24	Japanese Yen	84,597,872	U.S. Dollars	587,834	MSCS	19,867
01/10/24	British Pounds	301,307	U.S. Dollars	366,372	MSCS	17,711
03/13/24	Taiwan Dollars	17,458,653	U.S. Dollars	560,373	MSCS	17,705
03/20/24	Swedish Kronor	5,389,421	U.S. Dollars	519,431	MSCS	16,610
03/20/24	Canadian Dollars	1,105,382	U.S. Dollars	820,249	MSCS	14,887
03/20/24	Singapore Dollars	981,375	U.S. Dollars	733,067	MSCS	13,307
03/20/24	Swiss Francs	211,771	U.S. Dollars	242,997	MSCS	10,900
02/09/24	Canadian Dollars	301,459	U.S. Dollars	220,344	MSCS	7,293
02/12/24	Australian Dollars	216,636	U.S. Dollars	141,072	MSCS	6,764
03/20/24	South Korean Won	382,237,230	U.S. Dollars	291,000	MSCS	5,547
01/16/24	Mexican Pesos	1,510,668	U.S. Dollars	85,173	MSCS	3,532
03/20/24	Euro	208,000	U.S. Dollars	227,698	MSCS	2,668
03/21/24	Australian Dollars	222,000	Japanese Yen	20,825,398	MSCS	2,055
03/20/24	South African Rand	2,684,306	U.S. Dollars	143,892	MSCS	1,822
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/20/24	British Pounds	381,611	U.S. Dollars	484,822	MSCS	$ 1,790
03/20/24	Israeli Shekels	303,329	U.S. Dollars	82,521	MSCS	1,466
03/20/24	Mexican Pesos	913,000	U.S. Dollars	51,618	MSCS	1,447
03/20/24	Euro	135,000	Polish Zloty	584,685	MSCS	1,085
03/20/24	New Zealand Dollars	232,130	U.S. Dollars	146,000	MSCS	770
03/20/24	Chinese Offshore Yuan	4,142,525	U.S. Dollars	584,000	MSCS	621
03/20/24	Hungarian Forint	10,047,222	U.S. Dollars	28,116	MSCS	590
Subtotal Appreciation						$ 258,292
03/20/24	U.S. Dollars	292,000	Polish Zloty	1,150,932	MSCS	$ (182)
03/20/24	Turkish Lira	4,217,760	U.S. Dollars	133,094	MSCS	(334)
03/20/24	New Zealand Dollars	221,762	Australian Dollars	205,845	MSCS	(398)
03/20/24	Chinese Offshore Yuan	2,148,429	U.S. Dollars	303,828	MSCS	(627)
03/13/24	U.S. Dollars	277,542	South Korean Won	359,200,657	MSCS	(1,027)
03/20/24	U.S. Dollars	35,606	Mexican Pesos	630,812	MSCS	(1,058)
03/20/24	British Pounds	350,090	U.S. Dollars	447,754	MSCS	(1,337)
03/20/24	U.S. Dollars	44,953	Swedish Kronor	470,042	MSCS	(1,799)
03/20/24	U.S. Dollars	166,141	South Korean Won	216,751,444	MSCS	(2,019)
03/20/24	U.S. Dollars	215,584	Czech Republic Koruna	4,882,122	MSCS	(2,263)
02/09/24	U.S. Dollars	70,988	Canadian Dollars	97,120	MSCS	(2,350)
03/20/24	U.S. Dollars	284,088	Canadian Dollars	379,568	MSCS	(2,683)
03/20/24	U.S. Dollars	293,000	Singapore Dollars	388,792	MSCS	(2,691)
03/20/24	Euro	233,000	Swedish Kronor	2,627,734	MSCS	(3,305)
02/23/24	U.S. Dollars	88,983	Swiss Francs	77,211	MSCS	(3,337)
01/16/24	U.S. Dollars	83,530	Mexican Pesos	1,481,520	MSCS	(3,464)
03/20/24	Euro	266,000	Swiss Francs	249,809	MSCS	(4,897)
03/20/24	U.S. Dollars	226,353	Israeli Shekels	837,154	MSCS	(5,439)
03/21/24	U.S. Dollars	433,366	Japanese Yen	61,309,840	MSCS	(7,047)
01/30/24	U.S. Dollars	159,002	Swedish Kronor	1,718,972	MSCS	(11,652)
03/20/24	U.S. Dollars	1,238,840	British Pounds	982,649	MSCS	(14,186)
03/20/24	U.S. Dollars	1,688,541	Chinese Offshore Yuan	12,068,835	MSCS	(14,695)
03/20/24	Euro	270,000	Norwegian Kroner	3,206,412	MSCS	(17,124)
03/20/24	U.S. Dollars	434,931	South African Rand	8,370,851	MSCS	(19,467)
03/20/24	U.S. Dollars	899,691	New Zealand Dollars	1,462,269	MSCS	(24,866)
02/14/24	U.S. Dollars	1,632,926	Euro	1,508,667	MSCS	(35,648)
02/13/24	U.S. Dollars	830,763	Japanese Yen	121,789,010	MSCS	(39,031)
01/10/24	U.S. Dollars	1,338,394	British Pounds	1,088,084	MSCS	(48,616)
03/20/24	U.S. Dollars	2,403,925	Euro	2,219,027	MSCS	(53,711)
Subtotal Depreciation						$(325,253)
Total Forward Foreign Currency Contracts outstanding at December 31, 2023						$ (66,961)
Swap Agreements outstanding at December 31, 2023:
Pay Rate Index/Pay Rate	Receive Rate Index/Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
12.80% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2024	BRL	60,306	$ 79	$ —	$ 79
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	13.95% (Upon termination)	1/2/2024	BRL	12,231,240	19,409	(1,613)	21,022
12.71% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2025	BRL	1,437,365	(6,881)	(59,806)	52,925
13.30% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2025	BRL	8,356,958	(60,779)	(391,546)	330,767
3-Month EURIBOR (Quarterly)	3.72% (Annually)	3/18/2025	EUR	46,570,000	361,388	172,454	188,934

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate Index/Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
3.50% (Annually)	3-Month TELBOR (Quarterly)	3/20/2025	ILS	43,540,000	$ 20,405	$ 10,439	$ 9,966
0.27% (Annually)	1-Day SONIA (Annually)	6/17/2025	GBP	10,000	1,060	(174)	1,234
6-Month BUBOR (Semiannually)	8.50% (Annually)	12/20/2025	HUF	506,760,000	48,586	25,849	22,737
10.85% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2026	BRL	55,748,958	155,062	5,468	149,594
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.92% (Upon termination)	1/2/2026	BRL	5,983,532	84,452	51,575	32,877
1.25% (Annually)	Swiss Average Overnight Rate (Annually)	3/20/2026	CHF	15,630,000	(70,399)	(77,755)	7,356
1-Day MIBOR (Semiannually)	6.50% (Semiannually)	3/20/2026	INR	2,942,360,000	201,482	(5,305)	206,787
1-Day SOFR (Annually)	4.00% (Annually)	3/20/2026	USD	19,040,000	65,724	(44,924)	110,648
1-Day SONIA (Annually)	5.25% (Annually)	3/20/2026	GBP	20,050,000	704,101	542,559	161,542
3-Month KWCDC (Quarterly)	3.75% (Quarterly)	3/20/2026	KRW	7,929,550,000	73,375	45,879	27,496
3-Month STIBOR (Quarterly)	3.50% (Annually)	3/20/2026	SEK	258,230,000	403,698	266,311	137,387
6-Month BUBOR (Semiannually)	7.50% (Annually)	3/20/2026	HUF	146,900,000	11,711	9,072	2,639
6-Month NIBOR (Semiannually)	4.25% (Annually)	3/20/2026	NOK	262,640,000	231,040	196,983	34,057
6-Month PRIBOR (Semiannually)	4.50% (Annually)	3/20/2026	CZK	183,470,000	95,753	51,986	43,767
7-Day CFETS Repo Rate (Quarterly)	2.00% (Quarterly)	3/20/2026	CNY	41,490,000	(1,493)	(14,709)	13,216
Bank Of Canada Overnight Repo Rate (Semiannually)	3.75% (Semiannually)	3/20/2026	CAD	23,730,000	51,837	(11,138)	62,975
Thai Overnight Repurchase Rate (Quarterly)	2.50% (Quarterly)	3/20/2026	THB	43,690,000	8,859	6,567	2,292
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	13.03% (Upon termination)	1/4/2027	BRL	1,502,187	33,280	—	33,280
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.53% (Upon termination)	1/4/2027	BRL	1,483,606	26,499	—	26,499
8.50% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/4/2027	BRL	1,954,887	46,315	(6,797)	53,112
6-Month EURIBOR (Semiannually)	3.00% (Annually)	10/20/2027	EUR	24,280,000	457,232	19,211	438,021
1-Day SOFR (Annually)	3.73% (Annually)	11/28/2027	USD	10,940,000	123,356	53,033	70,323
1-Day ESTR (Annually)	2.67% (Annually)	4/22/2028	EUR	23,400,000	598,486	115,926	482,560
0.50% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	8/3/2028	JPY	3,595,650,000	71,201	59,707	11,494
1-Day ESTR (Annually)	2.50% (Annually)	10/19/2028	EUR	13,750,000	260,659	96,128	164,531
1-Day CLP-TNA (Semiannually)	5.25% (Semiannually)	3/20/2029	CLP	4,225,720,000	153,884	100,762	53,122
1-Day SOFR (Annually)	4.25% (Annually)	3/20/2029	USD	13,860,000	509,538	444,618	64,920
1-Day SONIA (Annually)	4.75% (Annually)	3/20/2029	GBP	5,320,000	450,155	274,739	175,416
3-Month KWCDC (Quarterly)	3.75% (Quarterly)	3/20/2029	KRW	9,702,840,000	281,202	67,222	213,980
6-Month PRIBOR (Semiannually)	4.25% (Annually)	3/20/2029	CZK	73,490,000	129,250	88,085	41,165
7-Day CFETS Repo Rate (Quarterly)	2.50% (Quarterly)	3/20/2029	CNY	38,220,000	54,194	13,126	41,068
8.50% (Quarterly)	3-Month JIBAR (Quarterly)	3/20/2029	ZAR	67,040,000	(60,508)	(66,067)	5,559
Thai Overnight Repurchase Rate (Quarterly)	2.75% (Quarterly)	3/20/2029	THB	3,580,000	2,272	738	1,534
2.68% (Annually)	1-Day SOFR (Annually)	7/28/2032	USD	12,240,000	321,251	218,826	102,425
1-Day SOFR (Annually)	4.31% (Annually)	10/5/2033	USD	19,690,000	689,969	2,027	687,942
6-Month EURIBOR (Semiannually)	3.00% (Annually)	11/10/2033	EUR	18,340,000	381,097	232,219	148,878
1-Day SOFR (Annually)	4.25% (Annually)	3/20/2034	USD	2,830,000	193,037	180,136	12,901
1-Day SONIA (Annually)	4.25% (Annually)	3/20/2034	GBP	250,000	26,697	13,506	13,191
3.00% (Annually)	6-Month EURIBOR (Semiannually)	3/20/2034	EUR	3,170,000	166,893	158,419	8,474
3-Month JIBAR (Quarterly)	9.50% (Quarterly)	3/20/2034	ZAR	22,930,000	25,735	14,779	10,956
3-Month KWCDC (Quarterly)	3.75% (Quarterly)	3/20/2034	KRW	1,960,450,000	104,796	75,613	29,183
3-Month New Zealand BBR FRA (Quarterly)	4.75% (Semiannually)	3/20/2034	NZD	4,120,000	135,520	4,764	130,756
3-Month TELBOR (Quarterly)	4.00% (Annually)	3/20/2034	ILS	6,580,000	47,226	20,319	26,907
6-Month ASX BBSW (Semiannually)	4.25% (Semiannually)	3/20/2034	AUD	3,980,000	14,993	(92,548)	107,541
6-Month BUBOR (Semiannually)	7.00% (Annually)	3/20/2034	HUF	305,090,000	89,789	50,865	38,924
6-Month PRIBOR (Semiannually)	4.25% (Annually)	3/20/2034	CZK	29,670,000	94,695	51,504	43,191
Swiss Average Overnight Rate (Annually)	1.50% (Annually)	3/20/2034	CHF	2,830,000	111,452	101,453	9,999
6-Month EURIBOR (Semiannually)	2.15% (Annually)	8/9/2037	EUR	14,120,000	(344,008)	(389,172)	45,164
1-Day SOFR (Annually)	3.39% (Annually)	5/10/2038	USD	36,300,000	(226,534)	(381,443)	154,909
1.45% (Annually)	6-Month EURIBOR (Semiannually)	8/10/2042	EUR	36,110,000	1,346,067	841,662	504,405
2.08% (Annually)	1-Day SOFR (Annually)	7/28/2047	USD	32,130,000	735,716	613,204	122,512
Subtotal Appreciation					$ 9,449,875	$3,754,736	$ 5,695,139
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate Index/Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.30% (Upon termination)	1/2/2024	BRL	1,496,045	$ (1,226)	$ 1,905	$ (3,131)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.06% (Upon termination)	1/2/2025	BRL	22,114,689	39,637	773,298	(733,661)
9.50% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	3/18/2026	MXN	61,790,000	(12,296)	(1,622)	(10,674)
3.00% (Annually)	1-Day ESTR (Annually)	3/20/2026	EUR	66,850,000	(970,781)	(684,729)	(286,052)
3.75% (Quarterly)	3-Month ASX BBSW (Quarterly)	3/20/2026	AUD	39,120,000	19,365	153,084	(133,719)
3-Month JIBAR (Quarterly)	8.00% (Quarterly)	3/20/2026	ZAR	76,000,000	23,647	25,970	(2,323)
5.75% (Semiannually)	1-Day CLP-TNA (Semiannually)	3/20/2026	CLP	2,669,255,000	(58,281)	(36,511)	(21,770)
8.50% (Quarterly)	1-Day COP-IBR-OIS (Quarterly)	3/20/2026	COP	6,306,160,000	(14,725)	(6,669)	(8,056)
0.50% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	8/2/2026	JPY	1,726,440,000	44,860	48,073	(3,213)
10.29% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/4/2027	BRL	6,662,458	(16,533)	—	(16,533)
11.23% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/4/2027	BRL	6,127,316	(35,164)	17,190	(52,354)
2.85% (Annually)	3-Month EURIBOR (Quarterly)	4/22/2028	EUR	23,400,000	(586,899)	(100,699)	(486,200)
11.50% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2029	BRL	9,990,531	(159,975)	(24,697)	(135,278)
3.50% (Annually)	3-Month TELBOR (Quarterly)	3/20/2029	ILS	11,300,000	(26,701)	(9,154)	(17,547)
6.50% (Semiannually)	1-Day MIBOR (Semiannually)	3/20/2029	INR	1,712,540,000	(314,985)	29,809	(344,794)
0.50% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	3/21/2029	JPY	10,189,000,000	(20,536)	739,674	(760,210)
1-Day SONIA (Annually)	0.31% (Annually)	6/17/2030	GBP	10,000	(2,502)	307	(2,809)
Bank of Japan Unsecured Overnight Call Rate (Annually)	1.25% (Annually)	8/2/2033	JPY	741,090,000	10,050	13,525	(3,475)
1.25% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	8/3/2033	JPY	838,000,000	(11,253)	(7,077)	(4,176)
9.00% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	3/8/2034	MXN	29,380,000	(74,454)	(59,631)	(14,823)
3.25% (Semiannually)	Bank Of Canada Overnight Repo Rate (Semiannually)	3/20/2034	CAD	750,000	(10,973)	(1,600)	(9,373)
3.75% (Semiannually)	6-Month NIBOR (Annually)	3/20/2034	NOK	16,780,000	(63,675)	(44,373)	(19,302)
3-Month STIBOR (Quarterly)	3.00% (Annually)	3/20/2034	SEK	63,570,000	(377,451)	(232,496)	(144,955)
5.50% (Semiannually)	1-Day CLP-TNA (Semiannually)	3/20/2034	CLP	2,190,510,000	(129,072)	(98,049)	(31,023)
6-Month WIBOR (Semiannually)	5.00% (Annually)	3/20/2034	PLN	5,550,000	60,330	64,508	(4,178)
8.25% (Quarterly)	1-Day COP-IBR-OIS (Quarterly)	3/20/2034	COP	2,028,330,000	(24,195)	(18,852)	(5,343)
1-Day SOFR (Annually)	2.91% (Annually)	7/28/2037	USD	32,700,000	(721,842)	(563,114)	(158,728)
Bank of Japan Unsecured Overnight Call Rate (Annually)	1.50% (Annually)	8/3/2038	JPY	906,000,000	(62,450)	(41,799)	(20,651)
1-Day SONIA (Annually)	0.40% (Annually)	6/17/2040	GBP	10,000	(5,093)	512	(5,605)
6-Month EURIBOR (Semiannually)	1.05% (Annually)	8/11/2047	EUR	21,130,000	(650,204)	(365,523)	(284,681)
2.56% (Annually)	1-Day SOFR (Annually)	5/11/2053	USD	30,890,000	334,736	340,280	(5,544)
2.00% (Annually)	6-Month EURIBOR (Semiannually)	5/17/2053	EUR	6,760,000	29,869	244,407	(214,538)
2.50% (Annually)	6-Month EURIBOR (Semiannually)	11/10/2053	EUR	8,180,000	(386,682)	(273,941)	(112,741)
3.61% (Annually)	1-Day SOFR (Annually)	11/15/2053	USD	10,510,000	(446,141)	(69,771)	(376,370)
3.51% (Annually)	1-Day SOFR (Annually)	11/29/2053	USD	3,450,000	(122,168)	(62,059)	(60,109)
6-Month EURIBOR (Semiannually)	2.50% (Annually)	3/20/2054	EUR	2,000,000	(89,363)	(58,882)	(30,481)
Subtotal Depreciation					$(4,833,126)	$ (308,706)	$(4,524,420)
Net Centrally Cleared Interest Rate Swaps outstanding at December 31, 2023					$ 4,616,749	$3,446,030	$ 1,170,719

See Notes to Financial Statements.

Total Return Basket Swap Agreements outstanding at December 31, 2023:
Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the USFFE or 1-Month LIBOR plus or minus a specified spread(-3.42% to 0.15%), which is denominated in USD based on the local currencies of the positions within the swap (Monthly).*	29-60 months maturity ranging from 05/26/2026 - 12/22/2028	GSC	$130,962,364	$(1,759,422)	$—	$(1,759,422)

* The following table represents disclosures associated with the underlying components of the total return basket swap as of period end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Marriott International, Inc. Class A	3,669	$ 827,396	$ 33,104	(1.88)%
First Citizens BancShares, Inc. Class A	502	712,323	(3,314)	0.19
Applied Materials, Inc.	4,186	678,425	28,841	(1.64)
Crane Holdings Co.	(5,295)	625,551	(56,537)	3.21
Intel Corporation	(11,567)	581,242	(64,884)	3.69
Vornado Realty Trust REIT	(19,300)	545,225	(25,190)	1.43
Micron Technology, Inc.	(6,235)	532,095	(46,696)	2.65
Booking Holdings, Inc.	149	528,536	28,661	(1.63)
Veeva Systems, Inc. Class A	2,743	528,082	48,318	(2.75)
Hyatt Hotels Corporation Class A	(4,004)	522,162	(9,536)	0.54
Welltower, Inc. REIT	(5,753)	518,748	(10,937)	0.62
NNN REIT, Inc.	11,913	513,450	29,321	(1.67)
PulteGroup, Inc.	4,944	510,320	35,281	(2.01)
Ingersoll-Rand, Inc.	(6,548)	506,422	(21,046)	1.20
New York Times Co. (The) Class A	10,073	493,476	23,739	(1.35)
Wendy's Co. (The)	25,005	487,097	5,316	(0.30)
Landstar System, Inc.	2,485	481,220	29,343	(1.67)
Cardinal Health, Inc.	4,757	479,506	(28,209)	1.60
Union Pacific Corporation	(1,943)	477,240	(27,913)	1.59
KB Home	7,609	475,258	47,506	(2.70)
Celanese Corporation	(3,014)	468,285	(38,183)	2.17
American Tower Corporation REIT	(2,147)	463,494	(24,911)	1.42
Monolithic Power Systems, Inc.	712	449,115	27,011	(1.54)
General Dynamics Corporation	1,715	445,334	11,379	(0.65)
Old Dominion Freight Line, Inc.	1,087	440,594	22,497	(1.28)
Entegris, Inc.	(3,677)	440,578	(34,974)	1.99
AGCO Corporation	3,435	417,043	22,225	(1.26)
Paramount Global Class B	(28,073)	415,200	40,195	(2.28)
Hilton Worldwide Holdings, Inc.	(2,271)	413,526	(11,120)	0.63
Waste Management, Inc.	(2,277)	407,811	(13,727)	0.78
Dropbox, Inc. Class A	13,795	406,677	20,306	(1.15)
Vertex Pharmaceuticals, Inc.	994	404,449	49,434	(2.81)
Nexstar Media Group, Inc. Class A	2,575	403,631	25,759	(1.46)
Hexcel Corporation	5,378	396,627	12,296	(0.70)
EnerSys, Inc.	3,889	392,633	32,036	(1.82)
Xcel Energy, Inc.	6,278	388,671	4,584	(0.26)
News Corporation Class A	(15,670)	384,699	(38,081)	2.16
New Fortress Energy, Inc.	(10,177)	383,978	(4,119)	0.23
Mercury Systems, Inc.	(10,403)	380,438	5,342	(0.30)
Dominion Energy, Inc.	(8,062)	378,914	726	(0.04)
Insperity, Inc.	3,223	377,800	2,532	(0.14)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Choice Hotels International, Inc.	3,274	$ 370,944	$ (1,636)	0.09%
Catalent, Inc.	(8,193)	368,111	(56,649)	3.22
Cintas Corporation	603	363,404	26,195	(1.49)
NRG Energy, Inc.	(7,006)	362,210	(26,006)	1.48
Keurig Dr. Pepper, Inc.	(10,785)	359,356	(5,242)	0.30
Owens Corning	2,411	357,383	9,836	(0.56)
Emerson Electric Co.	(3,622)	352,529	(26,830)	1.52
NXP Semiconductor NV	1,521	349,343	14,778	(0.84)
General Motors Co.	9,716	348,999	22,815	(1.30)
Other	(640,621)	108,046,814	(1,843,058)	104.77
		$130,962,364	$(1,759,422)	100.00%

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Communication Services	$ 19,804	$ —	$ —	$ 19,804
Other ^^	15,455,904	15,455,904	—	—
Total Common Stocks	15,475,708	15,455,904	—	19,804
Corporate Bonds	46,000,154	—	46,000,154	—
Foreign Bond	333,980	—	333,980	—
Foreign Common Stocks	674,871	674,871	—	—
Money Market Funds	83,571,180	83,571,180	—	—
Mortgage-Backed Securities	7,857,800	—	7,857,800	—
Mutual Funds	212,057	212,057	—	—
Preferred Stocks:
Information Technology	304,415	—	304,415	—
Materials	10,140	—	10,140	—
Other ^^	1,401,826	1,401,826	—	—
Total Preferred Stocks	1,716,381	1,401,826	314,555	—
Purchased Options:
Call Swaptions	690,428	690,428	—	—
Put Swaptions	1,300	1,300	—	—
Total Purchased Options	691,728	691,728	—	—
U.S. Treasury Obligations	100,475,056	—	100,475,056	—
Total Assets - Investments in Securities	$257,008,915	$102,007,566	$154,981,545	$ 19,804
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 258,292	$ —	$ 258,292	$ —
Futures Contracts	344,682	344,682	—	—
Swap Agreements	5,695,139	—	5,695,139	—
Total Assets - Other Financial Instruments	$ 6,298,113	$ 344,682	$ 5,953,431	$ —
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Common Stocks Sold Short	$(11,027,935)	$(11,027,935)	$ —	$ —
Foreign Common Stocks Sold Short	(177,385)	(177,385)	—	—
Rights Sold Short	—	—	—	—
TBA Sale Commitments	(2,056,602)	—	(2,056,602)	—
Written Options:
Call Swaptions	(1,138,632)	(1,138,632)	—	—
Put Swaptions	(4,526)	(4,526)	—	—
Total Written Options	(1,143,158)	(1,143,158)	—	—
Total Liabilities - Investments in Securities	$(14,405,080)	$(12,348,478)	$(2,056,602)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (325,253)	$ —	$ (325,253)	$ —
Futures Contracts	(2,180,784)	(2,180,784)	—	—
Swap Agreements	(6,283,842)	—	(6,283,842)	—
Total Liabilities - Other Financial Instruments	$ (8,789,879)	$ (2,180,784)	$(6,609,095)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the period ended December 31, 2023.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2023.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2023
Strategic Alternatives Fund
Assets
Investments in securities of unaffiliated issuers, at value*	$248,670,665
Investments in securities of affiliated issuers, at value	8,338,250
Total investments, at value(1)	257,008,915
Cash	11,567,307
Cash collateral for derivatives	15,406,775
Deposits with broker for futures contracts	1,662,611
Foreign currency(2)	58,190
Upfront premiums paid from swap agreements	7,750,275
Receivables:
Dividends	364,390
Reclaims	84
Interest	328,185
From advisor	48,227
Investment securities sold	15,005,654
Fund shares sold	441,208
Variation margin on centrally cleared swaps	101,602
Variation margin on futures contracts	10,534
Unrealized appreciation on foreign currency exchange contracts	258,292
Prepaid expenses and other assets	6,441
Total Assets	310,018,690
Liabilities
Securities sold short, at value(3)	11,205,320
TBA sale commitments, at value(4)	2,056,602
Options written, at value(5)	1,143,158
Upfront premiums received from swap agreements	4,304,245
Unrealized depreciation on foreign currency exchange contracts	325,253
Unrealized depreciation on swap agreements	1,759,422
Collateral from counterparty	4,810,993
Due to broker	433,306
Payables:
Investment securities purchased	36,590,650
Dividends on short sales	1,520
Fund shares redeemed	40,743
Variation margin on centrally cleared swaps	2,527
Accrued expenses:
Investment advisory fees	185,746
Shareholder servicing fees	8,657
Director fees	725
Other expenses	153,050
Total Liabilities	63,021,917
Commitments and contingencies	— (6)
Net Assets	$246,996,773
Net Assets Consist of:
Paid-in-capital	$269,024,569
Distributable earnings (loss)	(22,027,796)
Net Assets	$246,996,773
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$205,864,932
Institutional shares outstanding	22,346,275
Net asset value, offering and redemption price per Institutional share	$ 9.21
Net assets applicable to the Investor Class	$ 41,131,841
Investor shares outstanding	4,494,042
Net asset value, offering and redemption price per Investor share	$ 9.15

(1)Investments in securities of unaffiliated issuers, at cost*	$245,615,689
Investments in securities of affiliated issuers, at cost	8,338,250
Total investments, at cost	$253,953,939
(2)Foreign currency, at cost	$ 58,134
(3)Proceeds from securities sold short	$ 10,283,743
(4)TBA sale commitments, at cost	$ 2,049,102
(5)Premiums received on options written	$ 308,637
(6)See Note 3c in Notes to Financial Statements.
* Includes Purchased Options
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2023
Strategic Alternatives Fund
Investment Income
Dividends	$ 4,979,648
Income distributions received from affiliated funds	495,282
Interest	5,089,020
Less foreign taxes withheld	(1,652)
Total Investment Income	10,562,298
Expenses
Investment advisory fees	2,225,796
Transfer agent fees:
Institutional shares	4,786
Investor shares	14,615
Custodian fees	719,571
Shareholder servicing fees:
Investor shares	101,367
Accounting and administration fees	43,964
Professional fees	198,689
Blue sky fees:
Institutional shares	13,910
Investor shares	14,960
Shareholder reporting fees:
Institutional shares	2,435
Investor shares	8,927
Directors expenses	4,355
Line of credit facility fees	919
Dividends on securities sold short	118,968
Other expenses	35,687
Total Expenses	3,508,949
Expenses waived/reimbursed	(600,144)
Net Expenses	2,908,805
Net Investment Income	7,653,493
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated funds	148
Investment securities	89,557
Investment securities sold short	1,197,152
TBA sale commitments	(7,305)
Futures transactions	1,962,481
Swap agreements	1,617,693
Option contracts written	129,085
Option contracts purchased	(48,870)
Forward foreign currency contracts	(51,360)
Foreign currency	(90,830)
Net realized gain	4,797,751
Net change in unrealized appreciation (depreciation) on:
Investment securities	6,122,111
Investment securities sold short	(2,352,909)
TBA sale commitments	(7,500)
Futures	(1,483,968)
Swap agreements	(933,426)
Option contracts written	(735,971)
Option contracts purchased	662,354
Forward foreign currency contracts	(45,446)
Foreign currency	549
Net change in unrealized appreciation (depreciation)	1,225,794
Net Realized and Unrealized Gain	6,023,545
Net Increase in Net Assets Resulting from Operations	$13,677,038

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Strategic Alternatives Fund
	For the Year Ended
	12/31/23	12/31/22

Operations:
Net investment income	$ 7,653,493	$ 898,907
Net realized gain on investment securities, foreign currency and derivatives	4,797,751	3,178,134
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	1,225,794	(6,567,047)
Net increase (decrease) in net assets resulting from operations	13,677,038	(2,490,006)
Distributions to Shareholders:
Distributions paid
Institutional shares	(23,865,915)	(9,783,955)
Investor shares	(4,781,625)	(1,902,911)
Return of capital
Institutional shares	—	—
Investor shares	—	—
Total distributions	(28,647,540)	(11,686,866)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	39,282,481	68,880,884
Investor shares	13,191,796	42,431,998
Reinvestment of dividends and distributions
Institutional shares	23,857,725	8,379,830
Investor shares	4,779,350	1,902,455
Total proceeds from shares sold and reinvested	81,111,352	121,595,167
Value of shares redeemed
Institutional shares	(81,433,890)	(141,393,501)
Investor shares	(25,055,071)	(30,360,422)
Total value of shares redeemed	(106,488,961)	(171,753,923)
Net decrease from capital share transactions(1)	(25,377,609)	(50,158,756)
Total decrease in net assets	(40,348,111)	(64,335,628)
Net Assets:
Beginning of Year	287,344,884	351,680,512
End of Year	$ 246,996,773	$ 287,344,884

(1)	See Note 6 in Notes to Financial Statements.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Strategic Alternatives Fund
Institutional Class
2023	$ 9.82	$ 0.33	$ 0.26	$ 0.59	$(0.38)	$(0.82)	$(1.20)	$ 9.21	5.97%	$205,865	1.16%(1)	1.41%(1)	3.25%	718%
2022	10.29	0.03	(0.09)	(0.06)	(0.04)	(0.37)	(0.41)	9.82	(0.56)	236,559	1.15(1)	1.36(1)	0.31	327
2021	9.96	(0.05)	0.54	0.49	(0.02)	(0.14)	(0.16)	10.29	4.96	312,466	1.09(1)	1.17(1)	(0.46)	377
2020	10.13	0.08	(0.10)	(0.02)	(0.14)	(0.01)	(0.15)	9.96	(0.20)	287,088	1.10(1)	1.10(1)	0.82	483
2019	9.87	0.13	0.36	0.49	(0.19)	(0.04)	(0.23)	10.13	4.93	330,017	1.12(1)	1.12(1)	1.32	364
Investor Class
2023	$ 9.76	$ 0.29	$ 0.27	$ 0.56	$(0.35)	$(0.82)	$(1.17)	$ 9.15	5.70%	$ 41,132	1.48%(1)	1.74%(1)	2.93%	718%
2022	10.23	0.01	(0.10)	(0.09)	(0.01)	(0.37)	(0.38)	9.76	(0.91)	50,786	1.46(1)	1.67(1)	0.06	327
2021	9.92	(0.08)	0.53	0.45	—	(0.14)	(0.14)	10.23	4.57	39,214	1.41(1)	1.52(1)	(0.76)	377
2020	10.13	0.06	(0.11)	(0.05)	(0.15)	(0.01)	(0.16)	9.92	(0.51)	45,689	1.36(1)	1.36(1)	0.59	483
2019	9.87	0.10	0.36	0.46	(0.16)	(0.04)	(0.20)	10.13	4.62	56,076	1.46(1)	1.46(1)	0.99	364

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Strategic Alternatives Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.10%, 0.11%, 0.04%, 0.07%, and 0.05% for the years 2019, 2020, 2021, 2022 and 2023.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
1.  DESCRIPTION OF THE FUNDS
GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established 27 series (each, a “Fund” and together, the “Funds”). Each Fund, except the Growth Equity Fund, is a diversified, open-end management investment company,  registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Equity Index Fund, Value Equity Index Fund, Growth Equity Index Fund and International Equity Index Fund may each become non-diversified solely as a result of a change in relative market capitalization or index weightings of one or more constituents of their respective target indexes.
The MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund are each referred to as a “Target Date Fund” and together as the “Target Date Funds.”
The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund are each referred to as a “Target Risk Fund” and together as the “Target Risk Funds.”
The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund and Impact Bond Fund are together referred to as the “Fixed Income Funds.”
The Defensive Market Strategies® Fund, Impact Equity Fund, Equity Index Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund are together referred to as the “Equity Funds.”
The Global Real Estate Securities Fund is referred to as the “Real Assets Fund.”
The Strategic Alternatives Fund is referred to as the “Alternatives Fund.”
The Global Impact Fund was liquidated and terminated on January 27, 2023. In connection with the liquidation, the Fund made cash pro-rata distributions to all remaining shareholders who had not previously exchanged or redeemed all of their shares on or about the liquidation date.
There are two classes of shares issued by the Funds — the Institutional Class and the Investor Class (each, a “Class” and together the “Classes”). All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.
Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Target Date and Target Risk Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Target Date and Target Risk Funds are commonly referred to as “Fund of Funds.”
2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires the Funds’ management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be significant.
a. Valuation of Securities
Each Fund, except the Money Market Fund, values securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.
Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available.
Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value.
Forward foreign currency contracts are valued based upon closing exchange rates from each respective foreign market.
Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.
Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.
Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2.i., “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).
Non-deliverable bond forward contracts are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2.i., “Derivative Financial Instruments” for additional information regarding the valuation of non-deliverable bond forward contracts).
To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Valuation Designee, which consists of the voting member of the Adviser's Valuation Committee. Securities for which market quotations are not readily available are valued at fair value according to methods established by the Valuation Designee. Due to the potential excessive volatility at the time valuations are developed, pricing may materially vary from the actual amounts realized upon sale of the securities.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If management becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Funds use Intercontinental Exchange (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign equity securities held by the Funds based on certain factors and methodologies applied by ICE in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with the Board of Directors. The specific threshold may be set to 0.00% such that the adjustments to fair value for market movements occur daily to strike a more accurate NAV according to the most recently available information. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. This value is called the fair value trigger. The methodologies will only apply to those securities for which a "confidence interval" has been exceeded. ICE has established confidence intervals for each foreign security that determines the level of correlation between the fair value of the foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the valuation procedures is exceeded on a specific day, the Funds will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by ICE.
Each Fund values their investments in underlying Funds daily at the closing NAV of each respective Fund.
The Financial Accounting Standards Board’s “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)
Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the requirements of U.S. GAAP, the amounts of transfers in and out of level 3, if material, are disclosed in the Note to Schedule of Investments for each respective fund.
b. Fixed Income Securities
The Fixed Income Funds, the Money Market Fund, and the Strategic Alternatives Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and/or other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial

Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.
“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities.”
The Fixed Income Funds may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.
U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the NAV of the Funds’ shares. Some U.S. government securities, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
c. Foreign Currency Translations
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rate.
d. Loan Participations
The Fixed Income Funds, Defensive Market Strategies® Fund and Strategic Alternatives Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. Investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The holder may invest in multiple series of a loan, which may have varying terms and carry different associated risks. The holder generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, these instruments may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, the holder has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
The Fixed Income Funds, Defensive Market Strategies® Fund and Strategic Alternatives Fund may invest in floating rate loans, some of which may be unfunded corporate loan commitments (“commitments”). Commitments may obligate the holder to furnish temporary financing to a borrower until permanent financing can be arranged. The holder may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the holder may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.

e. Real Estate Investment Securities
Each Select Fund may invest in real estate investment trusts (“REITs”) and other real-estate related securities.  A REIT is a company dedicated to owning, and usually operating, income-producing real estate or to financing real estate and can generally be classified as an equity REIT, mortgage REIT or hybrid REIT.  Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property.  Hybrid REITs combine characteristics of both equity REITs and mortgage REITs.  REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended.  Equity and mortgage REITs are dependent upon management skill and are subject to the risks of financing projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  In addition, adverse economic, business or political developments affecting the real estate sector could have a major effect on the value of a REIT and other real-estate related securities.
Dividend income from REITs is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
f. Repurchase Agreements
Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities, or by other securities sufficiently guaranteed and liquid in accordance with Rule 5b-3 under the 1940 Act. Any repurchase agreement entered into by a Fund will be collateralized by at least 100% of the repurchase price (including accrued interest) for repurchase agreements collateralized by U.S. Government securities or cash, and at least 102% of the repurchase price (including accrued interest) for other types of collateral. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.
At December 31, 2023, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:
Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Money Market
Bank of Nova Scotia	$ 80,000,000	$ (80,000,000)	$ —	$ —
BNP Paribas	66,000,000	(66,000,000)	—	—
Citigroup Global Markets, Inc.	70,000,000	(70,000,000)	—	—
Goldman Sachs & Co.	105,000,000	(105,000,000)	—	—
Mitsubishi UFJ Securities USA, Inc.	80,000,000	(80,000,000)	—	—
Mizuho Securities USA, Inc.	85,000,000	(85,000,000)	—	—

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Morgan Stanley	$ 80,000,000	$ (80,000,000)	$ —	$ —
Natixis SA	73,000,000	(73,000,000)	—	—
TD Securities USA LLC	80,000,000	(80,000,000)	—	—
Total Repurchase Agreements	$ 719,000,000	$ (719,000,000)	$ —	$ —
Medium-Duration Bond
Citigroup Global Markets, Inc.	$ 170,400,000	$ (170,400,000)	$ —	$ —
Deutsche Bank Securities, Inc.	96,000,000	(96,000,000)	—	—
JPMorgan Securities LLC	77,100,000	(77,100,000)	—	—
Total Repurchase Agreements	$ 343,500,000	$ (343,500,000)	$ —	$ —
(1) The value of the related collateral received exceeded the value of the repurchase agreement as of December 31, 2023.
(2) Net amount represents the net amount of receivable due from (payable to) the counterparty in the event of a default.
Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.
g. Short Sales
A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be collateralized by cash equivalents maintained in a segregated account with the broker. Cash deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.
The Fixed Income Funds and Strategic Alternatives Fund may sell short U.S. Treasury securities and derivatives such as, but not limited to, swaps, futures contracts and currency forwards to manage risk (e.g., duration, currency, credit, etc.). The Fixed Income Funds may occasionally enter into a short sale to initiate a dollar roll transaction. The Low-Duration Bond Fund may be involved in dollar roll transactions with U.S. Treasury securities throughout the year. The Strategic Alternatives Fund may establish short positions in stocks of companies with a market value of up to 40% of the Fund's assets. The Defensive Market Strategies® Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets.
At December 31, 2023, the value of securities sold short was $11,205,320 in the Strategic Alternatives Fund.
h. Synthetic Convertible Instruments
The Defensive Market Strategies® Fund establishes synthetic convertible instruments. Synthetic convertible instruments combine fixed-income securities (which may be convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, a basket of fixed-income securities are pooled with a basket of options or warrants that produce the characteristics similar to a convertible security. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.
i. Derivative Financial Instruments
The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.
FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” requires additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.
Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.
Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
Foreign Currency Options and Futures — The Fixed Income Funds, Impact Equity Fund, Real Assets Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund, Strategic Alternatives Fund and the Defensive Market Strategies® Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.
Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
Non-Deliverable Bond Forward Contracts — A non-deliverable bond forward is a short-term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by the Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.
Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.
Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.
When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options on the Statements of Assets and Liabilities.
Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap agreement on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.
Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap agreement amounts reported in the Statements of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.
Swap Agreements — Certain Funds may enter into swap agreements, such as total return swaps. The Equity Funds may enter into equity swap agreements, and the International Equity Fund and Emerging Markets Equity Fund may also enter into cross-currency swap agreements. The Fixed Income Funds may enter into interest rate, credit default, and cross-currency swap agreements. The Strategic Alternatives Fund may enter into equity and interest rate swap agreements.
Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement).
Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available; and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Directors. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser.
Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Certain Funds’ derivative agreements contain provisions that require a Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the year ended December 31, 2023, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.
Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.
Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.
If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
CDS agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use CDS on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
CDS agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike CDS on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement, and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use CDS on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation's default.
CDS agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. A Fund may use CDS on credit indexes to hedge a portfolio of CDS or bonds with a CDS on indexes which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indexes are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of year-end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.
CDS involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, CDS are subject to liquidity risk and counterparty credit risk. The Funds enter into CDS with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of year-end for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.
Centrally Cleared Swap Agreements — Centrally cleared swaps are either interest rate or CDS agreements brokered by the Chicago Mercantile Exchange, London Clearing House or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Centrally cleared swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “margin”) and daily interest on the margin. In the case of centrally cleared interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Centrally cleared swaps require no payments at the beginning of the measurement period, nor are there liquidation payments at the termination of the swap.
Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap agreements may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows.
Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.
Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of an underlying commodity. In return, a Fund receives either a fixed rate of interest or a rate determined by a floating rate index. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indexes involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.
Forward Rate Agreements — Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date.  The Funds enter into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.
Variance Swap Agreements — Variance swap agreements involve two parties exchanging cash payments based on the difference between the stated level of variance (“Variance Strike Price”) and the actual variance realized on an underlying asset or index. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. A Fund may enter into variance swaps in an attempt to hedge market risk or adjust exposure to the markets.
Offsetting of Financial and Derivative Assets and Liabilities
Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the Fund’s portfolio or Statements of Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA MA in the Statements of Assets and Liabilities.
At December 31, 2023, derivative assets and liabilities (by type) held by the Funds are as follows:
Fund	Assets	Liabilities
Balanced Allocation
Derivative Financial Instruments:
Futures contracts	$ —	$ 1,664
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	1,664
Derivatives not subject to an ISDA MA or similar agreement	—	1,664
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Growth Allocation
Derivative Financial Instruments:
Futures contracts	$ —	$ 1,536
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	1,536
Derivatives not subject to an ISDA MA or similar agreement	—	1,536
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Aggressive Allocation
Derivative Financial Instruments:
Futures contracts	$ —	$ 3,015
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	3,015
Derivatives not subject to an ISDA MA or similar agreement	—	3,015
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Low-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ 152,026	$ —
Forward foreign currency contracts	87,211	219,720
Centrally cleared swaps	1,284	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	240,521	219,720
Derivatives not subject to an ISDA MA or similar agreement	153,310	93,451
Total assets and liabilities subject to an ISDA MA	$ 87,211	$ 126,269

Fund	Assets	Liabilities
Medium-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ 56,222	$ —
Forward foreign currency contracts	2,316,418	4,616,879
Options	1,454,072	1,065,095
Centrally cleared swaps	198,045	—
Swap agreements	60,308	17,209
Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,085,065	5,699,183
Derivatives not subject to an ISDA MA or similar agreement	1,654,098	443,903
Total assets and liabilities subject to an ISDA MA	$ 2,430,967	$ 5,255,280
Global Bond
Derivative Financial Instruments:
Futures contracts	$ 1,897,049	$ —
Forward foreign currency contracts	26,444,461	28,166,159
Options	1,828	—
Centrally cleared swaps	—	497
Total derivative assets and liabilities in the Statements of Assets and Liabilities	28,343,338	28,166,656
Derivatives not subject to an ISDA MA or similar agreement	1,898,877	1,439
Total assets and liabilities subject to an ISDA MA	$26,444,461	$28,165,217
Defensive Market Strategies®
Derivative Financial Instruments:
Futures contracts	$ —	$ 25,939
Forward foreign currency contracts	3,005	214,740
Options	69,646,344	2,638,617
Total derivative assets and liabilities in the Statements of Assets and Liabilities	69,649,349	2,879,296
Derivatives not subject to an ISDA MA or similar agreement	69,649,349	2,879,296
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Impact Equity
Derivative Financial Instruments:
Futures contracts	$ —	$ 1,900
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	1,900
Derivatives not subject to an ISDA MA or similar agreement	—	1,900
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Equity Index
Derivative Financial Instruments:
Futures contracts	$ —	$ 282,075
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	282,075
Derivatives not subject to an ISDA MA or similar agreement	—	282,075
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
Value Equity Index
Derivative Financial Instruments:
Futures contracts	$ —	$ 14,945
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	14,945
Derivatives not subject to an ISDA MA or similar agreement	—	14,945
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Value Equity
Derivative Financial Instruments:
Futures contracts	$ —	$ 41,038
Forward foreign currency contracts	—	612,914
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	653,952
Derivatives not subject to an ISDA MA or similar agreement	—	653,952
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Growth Equity Index
Derivative Financial Instruments:
Futures contracts	$ —	$ 17,150
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	17,150
Derivatives not subject to an ISDA MA or similar agreement	—	17,150
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Growth Equity
Derivative Financial Instruments:
Futures contracts	$ —	$ 15,312
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	15,312
Derivatives not subject to an ISDA MA or similar agreement	—	15,312
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Small Cap Equity
Derivative Financial Instruments:
Futures contracts	$ —	$ 37,920
Forward foreign currency contracts	—	10,863
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	48,783
Derivatives not subject to an ISDA MA or similar agreement	—	48,783
Total assets and liabilities subject to an ISDA MA	$ —	$ —
International Equity Index
Derivative Financial Instruments:
Futures contracts	$ 9,403	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	9,403	—
Derivatives not subject to an ISDA MA or similar agreement	9,403	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
International Equity
Derivative Financial Instruments:
Futures contracts	$ 95,694	$ —
Forward foreign currency contracts	5,853,445	4,617,452
Swap agreements	980,300	2,699,670
Total derivative assets and liabilities in the Statements of Assets and Liabilities	6,929,439	7,317,122
Derivatives not subject to an ISDA MA or similar agreement	95,694	—
Total assets and liabilities subject to an ISDA MA	$ 6,833,745	$ 7,317,122
Emerging Markets Equity
Derivative Financial Instruments:
Futures contracts	$ 60,323	$ —
Forward foreign currency contracts	2,127,190	1,392,542
Swap agreements	1,903,647	954,999
Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,091,160	2,347,541
Derivatives not subject to an ISDA MA or similar agreement	60,323	—
Total assets and liabilities subject to an ISDA MA	$ 4,030,837	$ 2,347,541
Global Real Estate Securities
Derivative Financial Instruments:
Futures contracts	$ —	$ 18,340
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	18,340
Derivatives not subject to an ISDA MA or similar agreement	—	18,340
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Strategic Alternatives
Derivative Financial Instruments:
Futures contracts	$ 10,534	$ —
Forward foreign currency contracts	258,292	325,253
Options	691,728	1,143,158
Centrally cleared swaps	101,602	2,527
Swap agreements	—	1,759,422
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,062,156	3,230,360
Derivatives not subject to an ISDA MA or similar agreement	112,136	2,527
Total assets and liabilities subject to an ISDA MA	$ 950,020	$ 3,227,833
The futures contracts and centrally cleared swap agreements shown above represent the variation margin shown on the Statements of Assets and Liabilities, which is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements.
At December 31, 2023, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA MA and net of the related collateral (received)/pledged by the Trust are as follows:

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser B
Other Counterparties*	$ 87,211	$ (126,269)	$ (39,058)	$ —	$ (39,058)
Total Derivatives	$ 87,211	$ (126,269)	$ (39,058)	$ —	$ (39,058)
Medium-Duration Bond
Sub-adviser A
Other Counterparties*	$ 867,185	$ (1,351,763)	$ (484,578)	$ 461,620	$ (22,958)
Sub-adviser B
Other Counterparties*	865,577	(3,597,476)	(2,731,899)	2,241,318	(490,581)
Sub-adviser C
Other Counterparties*	673,363	(306,041)	367,322	(367,322)	—
Sub-adviser D
Other Counterparties*	24,842	—	24,842	(4,981)	19,861
Total Derivatives	$ 2,430,967	$ (5,255,280)	$(2,824,313)	$ 2,330,635	$ (493,678)
Global Bond
Sub-adviser A
CITI	$ 2,458,375	$ (1,007,022)	$ 1,451,353	$ (40,000)	$ 1,411,353
Other Counterparties*	341,158	(447,039)	(105,881)	46,000	(59,881)
	2,799,533	(1,454,061)	1,345,472	6,000	1,351,472
Sub-adviser B
BNP	3,069,277	(2,780,063)	289,214	—	289,214
SS	2,283,339	(10,499,658)	(8,216,319)	7,035,000	(1,181,319)
Other Counterparties*	18,292,312	(13,431,435)	4,860,877	(4,783,873)	77,004
	23,644,928	(26,711,156)	(3,066,228)	2,251,127	(815,101)
Total Derivatives	$26,444,461	$(28,165,217)	$(1,720,756)	$ 2,257,127	$ 536,371
International Equity
Sub-adviser A
Other Counterparties*	$ 6,833,745	$ (7,317,122)	$ (483,377)	$ 483,377	$ —
Total Derivatives	$ 6,833,745	$ (7,317,122)	$ (483,377)	$ 483,377	$ —
Emerging Markets Equity
Sub-adviser A
Other Counterparties*	$ 3,987,336	$ (2,019,003)	$ 1,968,333	$(1,968,333)	$ —
Sub-adviser B
Other Counterparties*	43,501	(328,538)	(285,037)	—	(285,037)
Total Derivatives	$ 4,030,837	$ (2,347,541)	$ 1,683,296	$(1,968,333)	$ (285,037)
Strategic Alternatives
Sub-adviser B
Other Counterparties*	$ 950,020	$ (1,468,411)	$ (518,391)	$ 488,952	$ (29,439)
Sub-adviser E
Other Counterparties*	—	(1,759,422)	(1,759,422)	1,759,422	—
Total Derivatives	$ 950,020	$ (3,227,833)	$(2,277,813)	$ 2,248,374	$ (29,439)
*Other Counterparties represent amounts that are held with counterparties where the absolute value of the total net exposure is less than 0.05% of the net assets of the respective Fund. Those holdings are deemed individually immaterial to the respective Fund and are listed collectively.

Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.
Derivative Holdings Categorized by Risk Exposure
FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.
Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until December 31, 2023.
	Asset Derivative Value
Fund	Total Value at 12/31/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Balanced Allocation
Futures	$ 8,974	$ 3,094	$ —	$ —	$ 5,880
Growth Allocation
Futures	$ 43,717	$ 12,916	$ —	$ —	$ 30,801
Aggressive Allocation
Futures	$ 47,295	$ —	$ —	$ —	$ 47,295
Low-Duration Bond
Forwards	$ 87,211	$ —	$ 87,211	$ —	$ —
Futures	2,443,343	2,443,343	—	—	—
Swaps	98,282	98,282	—	—	—
Totals	$ 2,628,836	$ 2,541,625	$ 87,211	$ —	$ —
Medium-Duration Bond
Forwards	$ 2,316,418	$ —	$ 2,316,418	$ —	$ —
Futures	13,224,752	13,224,752	—	—	—
Purchased Options	1,454,072	1,433,943	20,129	—	—
Swaps	14,941,283	14,481,557	—	441,273	18,453
Totals	$ 31,936,525	$ 29,140,252	$ 2,336,547	$ 441,273	$ 18,453

Asset Derivative Value
Fund	Total Value at 12/31/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Global Bond
Forwards	$ 26,444,461	$ —	$ 26,444,461	$ —	$ —
Futures	4,577,829	4,577,829	—	—	—
Purchased Options	1,828	629	1,199	—	—
Totals	$ 31,024,118	$ 4,578,458	$ 26,445,660	$ —	$ —
Defensive Market Strategies®
Forwards	$ 3,005	$ —	$ 3,005	$ —	$ —
Futures	2,392,574	2,055,763	—	—	336,811
Purchased Options	69,646,344	—	—	—	69,646,344
Totals	$ 72,041,923	$ 2,055,763	$ 3,005	$ —	$ 69,983,155
Impact Equity
Futures	$ 24,612	$ —	$ —	$ —	$ 24,612
Equity Index
Futures	$ 2,540,106	$ —	$ —	$ —	$ 2,540,106
Value Equity Index
Futures	$ 149,917	$ —	$ —	$ —	$ 149,917
Value Equity
Futures	$ 411,104	$ —	$ —	$ —	$ 411,104
Growth Equity Index
Futures	$ 102,360	$ —	$ —	$ —	$ 102,360
Growth Equity
Futures	$ 31,563	$ —	$ —	$ —	$ 31,563
International Equity Index
Futures	$ 207,082	$ —	$ —	$ —	$ 207,082
International Equity
Forwards	$ 5,853,445	$ —	$ 5,853,445	$ —	$ —
Futures	1,674,967	46,692	—	—	1,628,275
Swaps	980,300	—	—	—	980,300
Totals	$ 8,508,712	$ 46,692	$ 5,853,445	$ —	$ 2,608,575
Emerging Markets Equity
Forwards	$ 2,127,190	$ —	$ 2,127,190	$ —	$ —
Futures	2,004,640	—	—	—	2,004,640
Swaps	1,903,647	—	—	—	1,903,647
Totals	$ 6,035,477	$ —	$ 2,127,190	$ —	$ 3,908,287
Global Real Estate Securities
Futures	$ 7,990	$ —	$ —	$ —	$ 7,990

	Asset Derivative Value
Fund	Total Value at 12/31/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Strategic Alternatives
Forwards	$ 258,292	$ —	$ 258,292	$ —	$ —
Futures	344,682	344,682	—	—	—
Purchased Options	691,728	691,728	—	—	—
Swaps	5,695,139	5,695,139	—	—	—
Totals	$ 6,989,841	$ 6,731,549	$ 258,292	$ —	$ —

	Liabilities Derivative Value
Fund	Total Value at 12/31/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$ 219,720	$ —	$ 219,720	$ —	$ —
Futures	2,798,135	2,798,135	—	—	—
Swaps	62,956	10,261	—	52,695	—
Totals	$ 3,080,811	$ 2,808,396	$ 219,720	$ 52,695	$ —
Medium-Duration Bond
Forwards	$ 4,616,879	$ —	$ 4,616,879	$ —	$ —
Futures	7,007,729	7,007,729	—	—	—
Written Options	1,065,095	1,065,095	—	—	—
Swaps	8,274,501	7,969,502	—	287,790	17,209
Totals	$ 20,964,204	$ 16,042,326	$ 4,616,879	$ 287,790	$ 17,209
Global Bond
Forwards	$ 28,166,159	$ —	$ 28,166,159	$ —	$ —
Futures	929,601	929,601	—	—	—
Swaps	1,087,167	81,549	—	1,005,618	—
Totals	$ 30,182,927	$ 1,011,150	$ 28,166,159	$ 1,005,618	$ —
Defensive Market Strategies®
Forwards	$ 214,740	$ —	$ 214,740	$ —	$ —
Written Options	2,638,617	—	—	—	2,638,617
Totals	$ 2,853,357	$ —	$ 214,740	$ —	$ 2,638,617
Value Equity
Forwards	$ 612,914	$ —	$ 612,914	$ —	$ —
Small Cap Equity
Forwards	$ 10,863	$ —	$ 10,863	$ —	$ —
Futures	57,008	—	—	—	57,008
Totals	$ 67,871	$ —	$ 10,863	$ —	$ 57,008
International Equity
Forwards	$ 4,617,452	$ —	$ 4,617,452	$ —	$ —
Futures	875,605	—	—	—	875,605
Swaps	2,699,670	—	—	—	2,699,670
Totals	$ 8,192,727	$ —	$ 4,617,452	$ —	$ 3,575,275

	Liabilities Derivative Value
Fund	Total Value at 12/31/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Emerging Markets Equity
Forwards	$ 1,392,542	$ —	$ 1,392,542	$ —	$ —
Futures	413,740	—	—	—	413,740
Swaps	954,999	—	—	—	954,999
Totals	$ 2,761,281	$ —	$ 1,392,542	$ —	$ 1,368,739
Strategic Alternatives
Forwards	$ 325,253	$ —	$ 325,253	$ —	$ —
Futures	2,180,784	2,180,784	—	—	—
Written Options	1,143,158	1,143,158	—	—	—
Swaps	6,283,842	4,524,420	—	—	1,759,422
Totals	$ 9,933,037	$ 7,848,362	$ 325,253	$ —	$ 1,759,422

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net unrealized appreciation (depreciation) on: Futures
Net unrealized appreciation (depreciation) on: Option contracts written
Net unrealized appreciation (depreciation) on: Option contracts purchased

Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 12/31/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ (24,952)	$ (4,813)	$ —	$ —	$ (20,139)
MyDestination 2025
Futures	$ (102,055)	$ (19,859)	$ —	$ —	$ (82,196)

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 12/31/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2035
Futures	$ (58,988)	$ 4,387	$ —	$ —	$ (63,375)
MyDestination 2045
Futures	$ (40,261)	$ (38,318)	$ —	$ —	$ (1,943)
MyDestination 2055
Futures	$ (28,846)	$ (11,825)	$ —	$ —	$ (17,021)
Conservative Allocation
Futures	$ (448)	$ (352)	$ —	$ —	$ (96)
Balanced Allocation
Futures	$ (134,930)	$ (140,199)	$ —	$ —	$ 5,269
Growth Allocation
Futures	$ (208,420)	$ (92,804)	$ —	$ —	$ (115,616)
Aggressive Allocation
Futures	$ (176,002)	$ —	$ —	$ —	$ (176,002)
Low-Duration Bond
Forwards	$ (1,491,381)	$ —	$ (1,491,381)	$ —	$ —
Futures	(2,186,525)	(2,186,525)	—	—	—
Purchased Options	(2)	—	—	—	(2)
Swaps	(2,846,762)	(2,593,519)	—	(253,243)	—
Totals	$ (6,524,670)	$ (4,780,044)	$ (1,491,381)	$ (253,243)	$ (2)
Medium-Duration Bond
Forwards	$ 2,988,851	$ —	$ 2,988,851	$ —	$ —
Futures	(1,667,363)	(1,667,363)	—	—	—
Purchased Options	(6,098,772)	(6,098,772)	—	—	—
Swaps	1,261,824	891,935	—	387,400	(17,511)
Written Options	2,316,721	2,297,146	19,575	—	—
Totals	$ (1,198,739)	$ (4,577,054)	$ 3,008,426	$ 387,400	$ (17,511)
Global Bond
Forwards	$ (8,972,678)	$ —	$ (8,972,678)	$ —	$ —
Futures	(5,334,478)	(5,334,478)	—	—	—
Purchased Options	(142,085)	(90,904)	(51,181)	—	—
Swaps	(2,154,943)	(32,162)	—	(2,122,781)	—
Totals	$ (16,604,184)	$ (5,457,544)	$ (9,023,859)	$ (2,122,781)	$ —
Defensive Market Strategies®
Forwards	$ (417,727)	$ —	$ (417,727)	$ —	$ —
Futures	(3,220,926)	(4,013,071)	—	—	792,145
Purchased Options	(1,817,024)	—	—	—	(1,817,024)
Written Options	39,301,345	—	—	—	39,301,345
Totals	$ 33,845,668	$ (4,013,071)	$ (417,727)	$ —	$ 38,276,466

Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 12/31/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Impact Equity
Forwards	$ (228)	$ —	$ (228)	$ —	$ —
Futures	(102,434)	—	—	—	(102,434)
Totals	$ (102,662)	$ —	$ (228)	$ —	$ (102,434)
Equity Index
Futures	$ 11,529,172	$ —	$ —	$ —	$ 11,529,172
Value Equity Index
Futures	$ 789,002	$ —	$ —	$ —	$ 789,002
Value Equity
Forwards	$ (1,199,545)	$ —	$ (1,199,545)	$ —	$ —
Futures	1,550,803	—	—	—	1,550,803
Totals	$ 351,258	$ —	$ (1,199,545)	$ —	$ 1,550,803
Growth Equity Index
Futures	$ 749,725	$ —	$ —	$ —	$ 749,725
Growth Equity
Futures	$ 1,083,094	$ —	$ —	$ —	$ 1,083,094
Small Cap Equity
Forwards	$ (24,666)	$ —	$ (24,666)	$ —	$ —
Futures	92,822	—	—	—	92,822
Totals	$ 68,156	$ —	$ (24,666)	$ —	$ 92,822
International Equity Index
Futures	$ 2,397,287	$ —	$ —	$ —	$ 2,397,287
International Equity
Forwards	$ (3,140,638)	$ —	$ (3,140,638)	$ —	$ —
Futures	12,244,119	—	—	—	12,244,119
Swaps	7,421,980	—	—	—	7,421,980
Totals	$ 16,525,461	$ —	$ (3,140,638)	$ —	$ 19,666,099
Emerging Markets Equity
Forwards	$ 3,874,064	$ —	$ 3,874,064	$ —	$ —
Futures	(71,097)	—	—	—	(71,097)
Swaps	36,084	—	—	—	36,084
Totals	$ 3,839,051	$ —	$ 3,874,064	$ —	$ (35,013)
Global Real Estate Securities
Forwards	$ 4,782	$ —	$ 4,782	$ —	$ —
Futures	907,964	—	—	—	907,964
Totals	$ 912,746	$ —	$ 4,782	$ —	$ 907,964

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 12/31/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Strategic Alternatives
Forwards	$ (51,360)	$ —	$ (51,360)	$ —	$ —
Futures	1,962,481	2,408,545	443,803	—	(889,867)
Purchased Options	(48,870)	(48,870)	—	—	—
Swaps	1,617,693	1,039,059	—	71,381	507,253
Written Options	129,085	129,085	—	—	—
Totals	$ 3,609,029	$ 3,527,819	$ 392,443	$ 71,381	$ (382,614)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 12/31/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Balanced Allocation
Futures	$ 8,974	$ 3,094	$ —	$ —	$ 5,880
Growth Allocation
Futures	$ 43,717	$ 12,916	$ —	$ —	$ 30,801
Aggressive Allocation
Futures	$ 47,295	$ —	$ —	$ —	$ 47,295
Low-Duration Bond
Forwards	$ 1,075,313	$ —	$ 1,075,313	$ —	$ —
Futures	(966,062)	(966,062)	—	—	—
Swaps	2,324,079	2,679,857	—	(355,778)	—
Totals	$ 2,433,330	$ 1,713,795	$ 1,075,313	$ (355,778)	$ —
Medium-Duration Bond
Forwards	$ (1,685,137)	$ —	$ (1,685,137)	$ —	$ —
Futures	4,489,772	4,489,772	—	—	—
Purchased Options	616,358	616,358	—	—	—
Swaps	4,708,911	3,777,137	—	930,531	1,243
Written Options	(269,603)	(269,603)	—	—	—
Totals	$ 7,860,301	$ 8,613,664	$ (1,685,137)	$ 930,531	$ 1,243
Global Bond
Forwards	$ 569,000	$ —	$ 569,000	$ —	$ —
Futures	4,886,491	4,886,491	—	—	—
Purchased Options	(106,103)	(9,397)	(96,706)	—	—
Swaps	(368,632)	135,088	—	(503,720)	—
Totals	$ 4,980,756	$ 5,012,182	$ 472,294	$ (503,720)	$ —
Defensive Market Strategies®
Forwards	$ (46,554)	$ —	$ (46,554)	$ —	$ —
Futures	4,738,008	2,245,513	—	—	2,492,495
Purchased Options	30,865,216	—	—	—	30,865,216
Written Options	(201,327)	—	—	—	(201,327)
Totals	$ 35,355,343	$ 2,245,513	$ (46,554)	$ —	$ 33,156,384

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 12/31/23	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Impact Equity
Futures	$ 24,612	$ —	$ —	$ —	$ 24,612
Equity Index
Futures	$ 4,902,222	$ —	$ —	$ —	$ 4,902,222
Value Equity Index
Futures	$ 369,223	$ —	$ —	$ —	$ 369,223
Value Equity
Forwards	$ (506,065)	$ —	$ (506,065)	$ —	$ —
Futures	411,104	—	—	—	411,104
Totals	$ (94,961)	$ —	$ (506,065)	$ —	$ 411,104
Growth Equity Index
Futures	$ 425,157	$ —	$ —	$ —	$ 425,157
Growth Equity
Futures	$ 31,563	$ —	$ —	$ —	$ 31,563
Small Cap Equity
Forwards	$ (15,539)	$ —	$ (15,539)	$ —	$ —
Futures	(57,008)	—	—	—	(57,008)
Totals	$ (72,547)	$ —	$ (15,539)	$ —	$ (57,008)
International Equity Index
Futures	$ 814,529	$ —	$ —	$ —	$ 814,529
International Equity
Forwards	$ 338,776	$ —	$ 338,776	$ —	$ —
Futures	2,013,410	—	—	—	2,013,410
Swaps	(5,603,761)	—	—	—	(5,603,761)
Totals	$ (3,251,575)	$ —	$ 338,776	$ —	$ (3,590,351)
Emerging Markets Equity
Forwards	$ 1,654,023	$ —	$ 1,654,023	$ —	$ —
Futures	1,848,269	—	—	—	1,848,269
Swaps	1,226,746	—	—	—	1,226,746
Totals	$ 4,729,038	$ —	$ 1,654,023	$ —	$ 3,075,015
Global Real Estate Securities
Futures	$ 7,990	$ —	$ —	$ —	$ 7,990
Strategic Alternatives
Forwards	$ (45,446)	$ —	$ (45,446)	$ —	$ —
Futures	(1,483,968)	(1,591,500)	15,530	—	92,002
Purchased Options	662,354	662,354	—	—	—
Swaps	(933,426)	792,714	—	(1,726,140)	—
Written Options	(735,971)	(735,971)	—	—	—
Totals	$ (2,536,457)	$ (872,403)	$ (29,916)	$ (1,726,140)	$ 92,002

Volume of Derivative Transactions
The tables below summarize the average daily notional derivative transactions by Fund during the year ended December 31, 2023.
Activity for the period is measured by the number of transactions during the fiscal year and the average daily notional amount for open forward foreign currency contract transactions were as follows:
Fund	Number of transactions	Average notional market value of contracts
Low-Duration Bond	166	$1,893,339
Medium-Duration Bond	1,069	1,766,367
Global Bond	2,578	3,096,992
Defensive Market Strategies®	180	693,147
Impact Equity	3	11,529
Value Equity	139	1,486,249
Small Cap Equity	60	94,622
International Equity	2,503	1,766,504
Emerging Markets Equity	4,035	778,302
Global Real Estate Securities	5	181,034
Strategic Alternatives	2,000	312,029
Activity for the period is measured by the average daily notional amount for long and short open future contracts. The amounts were as follows:
Fund	Long average notional market value of contracts	Short average notional market value of contracts
MyDestination 2015	$ 749,098	$ —
MyDestination 2025	2,937,963	—
MyDestination 2035	1,499,382	—
MyDestination 2045	1,522,918	—
MyDestination 2055	683,478	—
Conservative Allocation	1,059,650	—
Balanced Allocation	501,184	—
Growth Allocation	528,788	—
Aggressive Allocation	1,090,791	466,513
Low-Duration Bond	12,663,757	3,097,498
Medium-Duration Bond	3,160,534	2,400,343
Global Bond	2,049,083	1,154,524
Defensive Market Strategies®	12,179,652	1,838,200
Impact Equity	779,877	—
Equity Index	8,235,967	—
Value Equity Index	1,051,287	—
Value Equity	6,190,771	—
Growth Equity Index	861,169	—
Growth Equity	6,958,304	698,950
Small Cap Equity	3,948,911	—
International Equity Index	1,977,614	—
International Equity	3,381,522	2,599,022
Emerging Markets Equity	1,583,579	1,070,131
Global Real Estate Securities	1,848,148	—

Fund	Long average notional market value of contracts	Short average notional market value of contracts
Strategic Alternatives	$1,258,054	$1,357,165
Activity for the period is measured by the number of transactions during the fiscal year and the average daily premiums paid and received on open options transactions. The amounts were as follows:
Fund	Number of transactions	Average premiums paid and received
Low-Duration Bond	1	$138,716
Medium-Duration Bond	771	75,400
Global Bond	25	588,506
Defensive Market Strategies®	529	229,884
Strategic Alternatives	54	130,301
Activity for the period is measured by the average daily notional amount for buy and sell protection on credit default swap transactions. The amounts were as follows:
Fund	Buy protection average notional market value	Sell protection average notional market value
Low-Duration Bond	$5,056,522	$ —
Medium-Duration Bond	2,740,590	3,107,256
Global Bond	5,098,415	—
Activity for the period is measured by the average daily notional amount for interest rate swaps based on the payment or receipt of the fixed rate. The amounts were as follows:
Fund	Paid fixed rate average notional market value	Received fixed rate average notional market value
Low-Duration Bond	$7,504,003	$1,197,435
Medium-Duration Bond	4,401,632	3,879,928
Global Bond	—	4,613,443
Strategic Alternatives	3,131,667	3,027,963
Activity for the period is measured by the average daily notional amount for total return swaps. The amounts were as follows:
Fund	Average notional market value of transactions
Medium-Duration Bond	$ 409,852
International Equity	604,251
Emerging Markets Equity	1,181,726
Strategic Alternatives	33,301

j. Dividends and Distributions to Shareholders
The Fixed Income Funds declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. The Defensive Market Strategies® Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Value Equity Index Fund and Growth Equity Index Fund declare and pay dividends from net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Target Risk Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.
k. Expenses
Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent and shareholder servicing fees.
l. Security Transactions, Income and Realized Gains and Losses
Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount using the effective interest method. Realized gains and losses from security transactions are on an identified cost basis.
3.  FEES AND OTHER TRANSACTIONS
a. Investment Advisory Fees (Affiliate)
Pursuant to a separate investment advisory agreement, GuideStone Capital Management, LLC ("GSCM") acts as the Adviser to the Funds. As the Adviser, it provides an investment program for the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the asset allocation and general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds. GSCM and the Trust have entered into sub-advisory agreements with Parametric Portfolio Associates LLC ("Parametric") with respect to the overlay program of each Fund (except the Money Market Fund) and the completion portfolio program of each Fund (except the Money Market Fund, Global Real Estate Securities Fund, Equity Index Fund, International Equity Index Fund, Value Equity Index Fund and Growth Equity Index Fund). When such services are utilized, Parametric receives a fee from the respective Funds. The aggregate advisory fees and sub-adviser fees are included in the Statements of Assets and Liabilities and Statements of Operations under “Investment advisory fees”.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the year ended December 31, 2023, based upon average daily net assets, were as follows:
Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2015	0.10%	0.01%
MyDestination 2025	0.10%	0.00%
MyDestination 2035	0.10%	0.00%
MyDestination 2045	0.10%	0.00%
MyDestination 2055	0.10%	0.00%
Conservative Allocation	0.10%	0.00%
Balanced Allocation	0.10%	0.00%
Growth Allocation	0.10%	0.00%
Aggressive Allocation	0.10%	0.00%
Money Market	0.07%	0.04%
Low-Duration Bond	0.11%	0.17%
Medium-Duration Bond	0.13%	0.20%
Global Bond	0.25%	0.22%
Impact Bond	0.15%	0.23%
Defensive Market Strategies®	0.33%	0.27%
Impact Equity	0.33%	0.30%
Equity Index	0.08%	0.01%
Value Equity Index	0.08%	0.02%
Value Equity	0.33%	0.28%
Growth Equity Index	0.08%	0.02%
Growth Equity	0.33%	0.29%
Small Cap Equity	0.33%	0.53%
International Equity Index	0.10%	0.01%
International Equity	0.33%	0.42%
Emerging Markets Equity	0.33%	0.51%
Global Real Estate Securities	0.30%	0.38%
Strategic Alternatives	0.40%	0.53%
b. Shareholder Servicing Fees (Affiliate)
The Board of Directors has adopted a Shareholder Service Plan for each Fund with an Investor Class. Under this Plan, the Investor Class is authorized to pay fees of 0.25% of average daily net assets to parties that provide services for and maintain shareholder accounts.
c. Expense Limitation (Affiliate)
The Impact Bond Fund, Strategic Alternatives Fund, Impact Equity Fund, Value Equity Index Fund, Growth Equity Index Fund and International Equity Index Fund entered into expense cap agreements with GSCM, pursuant to which GSCM has agreed to pay, waive or assume expenses of the Class(es) of the Fund without regard to any expense reductions realized through use of directed brokerage, (and excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, expenses on securities sold short, and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2024.
The Target Date Funds have entered into an expense cap agreement with GSCM, pursuant to which GSCM has agreed to pay, waive, or assume expenses of the Class(es) of the Fund (excluding extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2024.

The Expense Caps were as follows:
	For the Period January 1, 2023 to January 26, 2023		For the Period January 27, 2023 to April 30, 2023		For the Period May 1, 2023 to December 31, 2023
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015	0.50%	0.75%	0.50%	0.75%	0.45%	0.75%
MyDestination 2025	0.50%	0.75%	0.50%	0.75%	0.45%	0.75%
MyDestination 2035	0.50%	0.75%	0.50%	0.75%	0.45%	0.75%
MyDestination 2045	0.50%	0.75%	0.50%	0.75%	0.45%	0.75%
MyDestination 2055	0.50%	0.75%	0.50%	0.75%	0.45%	0.75%
Impact Bond	N/A	N/A	0.50%	0.79%	0.50%	0.79%
Impact Equity	N/A	N/A	N/A	1.21%	N/A	1.21%
Value Equity Index	0.20%	0.47%	0.20%	0.47%	0.20%	0.47%
Growth Equity Index	0.20%	0.47%	0.20%	0.47%	0.20%	0.47%
International Equity Index	0.22%	0.50%	0.22%	0.50%	0.22%	0.50%
Strategic Alternatives	1.08%	1.40%	1.08%	1.40%	1.12%	1.44%

Each Fund in turn agreed to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation in place during the year in which (1) GSCM incurred or waived the operating expenses, or (2) during the year in which the reimbursement would be made, whichever is lower, and provided further that no amount will be reimbursed by the respective class of that Fund more than three years after the year in which it was incurred or waived.
For those Funds that had operating expenses in excess of the expense limitation paid, waived or assumed by GSCM during the limitation period, the amounts subject to possible future reimbursement under the expense limitation agreement and the expiration schedule at December 31, 2023, are as follows:
	Institutional Class			Investor Class
Fund	2024	2025	2026	2024	2025	2026
MyDestination 2015	$ 44,635	$ 70,345	$111,279	$110,648	$161,238	$ 76,282
MyDestination 2025	44,948	103,517	263,265	119,203	228,539	117,390
MyDestination 2035	—	—	202,386	—	—	10,453
MyDestination 2045	—	—	49,338	—	—	—
MyDestination 2055	3,246	8,332	50,202	—	5,433	12,925
Impact Bond	N/A	N/A	185,566	N/A	N/A	72,470
Impact Equity	N/A	N/A	N/A	N/A	N/A	35,007
Value Equity Index	N/A	109,631	80,475	N/A	30,924	34,440
Growth Equity Index	N/A	111,101	70,819	N/A	30,987	37,860
International Equity Index	—	—	—	N/A	28,216	23,846
Strategic Alternatives	246,313	589,090	493,819	42,950	121,475	106,325
The shareholder servicing agent, the Adviser, and/or the sub-adviser may voluntarily waive fees and/or reimburse expenses to the extent necessary to assist the Money Market Fund in attempting to maintain a yield of at least 0.00%.  Such yield waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser.  There is no guarantee that the Money Market Fund will maintain a positive yield. These previously waived fees are not subject to recoupment.

d. Brokerage Service Arrangements
Subject to best execution, the Adviser directs the sub-advisers to place a certain percentage of security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds. These payments can be found on the Statements of Operations under the heading “Fees Paid Indirectly.”
Fund	Expenses Paid Through Brokerage Service Agreements
Value Equity	$ 2,857
Growth Equity	8,213
Small Cap Equity	43,188
Emerging Markets Equity	2,580
Global Real Estate Securities	27,877
e. Administrator, Transfer Agent and Distributor
The Northern Trust Company (“Northern Trust”) provides administrative and accounting services to the Funds. For its services as Administrator, Northern Trust is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.0028% and 0.0174% of average daily net assets. For its services as Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.
Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.
f. Investments in Affiliates
The Target Date and Target Risk Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Target Date and Target Risk Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At December 31, 2023, the Target Date and Target Risk Funds were the owners of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:
Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund
Money Market	0.59%	1.88%	2.14%	1.60%	0.78%
Low-Duration Bond	8.21	9.31	—	—	—
Medium-Duration Bond	8.57	21.49	13.84	4.69	0.96
Global Bond	6.35	16.75	14.80	5.02	1.00
Defensive Market Strategies®	5.26	16.69	11.75	4.99	2.27
Equity Index	3.35	11.25	15.68	16.56	8.25
Small Cap Equity	1.55	5.63	8.44	9.33	4.64
International Equity Index	5.27	18.08	25.82	27.63	13.73
Emerging Markets Equity	2.63	8.99	12.95	13.84	6.96
Global Real Estate Securities	1.46	5.54	7.63	7.84	3.95
Strategic Alternatives	2.67	7.09	5.13	—	—

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Money Market	0.43%	1.88%	1.41%	1.37%
Low-Duration Bond	21.38	4.97	1.35	—
Medium-Duration Bond	2.14	14.55	5.05	—

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Global Bond	2.17%	17.21%	6.10%	—%
Impact Bond	20.30	23.75	19.50	—
Defensive Market Strategies®	2.29	9.28	3.37	—
Impact Equity	6.95	26.99	22.18	35.44
Value Equity Index	3.64	19.38	27.76	36.79
Value Equity	1.92	10.04	14.53	19.38
Growth Equity Index	3.01	16.07	23.09	30.62
Growth Equity	1.22	6.43	9.32	12.43
Small Cap Equity	0.32	2.57	4.56	6.36
International Equity	2.00	11.29	16.85	22.50
Emerging Markets Equity	1.24	7.15	10.50	13.92
Global Real Estate Securities	1.57	9.18	11.75	—
Strategic Alternatives	8.45	19.15	9.98	—
A summary of the Funds' total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the year ended December 31, 2023, is as follows (amounts in thousands):
	Total Value at 12/31/22	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/23	Dividend Income	Distributions of Realized Gains
MyDestination 2015
Money Market	$ 7,072	$ 86,419	$ 84,278	$ —	$ —	$ 9,213	$ 434	$ —
Low-Duration Bond	102,608	39,292	72,296	(3,779)	5,429	71,254	4,278	—
Medium-Duration Bond	158,609	72,041	24,183	(3,840)	8,353	210,980	5,547	—
Global Bond	34,697	4,521	4,160	(792)	2,427	36,693	502	—
Defensive Market Strategies®	70,293	5,572	9,073	(600)	6,546	72,738	1,621	—
Equity Index	114,186	21,474	33,198	11,493	12,158	126,113	1,713	3,131
International Equity Index	49,747	8,332	16,549	729	6,359	48,618	1,557	—
Small Cap Equity	14,231	3,325	7,643	403	1,246	11,562	94	250
Emerging Markets Equity	22,064	3,033	6,139	558	1,381	20,897	472	—
Global Real Estate Securities	5,195	572	2,510	(420)	638	3,475	153	23
Strategic Alternatives	19,464	1,339	13,825	(385)	(5)	6,588	251	504
	$ 598,166	$ 245,920	$ 273,854	$ 3,367	$ 44,532	$ 618,131	$16,622	$ 3,908

	Total Value at 12/31/22	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/23	Dividend Income	Distributions of Realized Gains
MyDestination 2025
Money Market	$ 22,258	$ 174,226	$ 167,105	$ —	$ —	$ 29,379	$ 1,182	$ —
Low-Duration Bond	164,871	129,008	216,090	(7,063)	10,084	80,810	8,902	—
Medium-Duration Bond	380,718	225,860	89,346	(13,346)	24,961	528,847	12,212	—
Global Bond	89,998	10,279	7,750	(1,426)	5,693	96,794	1,257	—
Defensive Market Strategies®	201,112	23,445	11,925	(644)	18,805	230,793	5,054	—
Equity Index	377,965	55,206	88,970	25,795	52,820	422,816	5,730	10,475
International Equity Index	165,677	19,582	42,185	476	23,123	166,673	5,183	—
Small Cap Equity	46,218	6,329	16,010	159	5,215	41,911	325	863
Emerging Markets Equity	71,728	8,788	15,331	926	5,419	71,530	1,573	—
Global Real Estate Securities	17,454	1,398	6,575	(1,056)	1,954	13,175	512	75
Strategic Alternatives	33,758	3,809	19,006	(536)	(498)	17,527	669	1,330
	$1,571,757	$ 657,930	$ 680,293	$ 3,285	$147,576	$1,700,255	$42,599	$12,743
MyDestination 2035
Money Market	$ 27,339	$ 159,962	$ 153,916	$ —	$ —	$ 33,385	$ 1,532	$ —
Medium-Duration Bond	276,623	76,163	20,320	(3,120)	11,243	340,589	11,409	—
Global Bond	69,066	16,047	3,260	(476)	4,138	85,515	1,104	—
Defensive Market Strategies®	119,677	31,807	790	(28)	11,878	162,544	3,318	—
Equity Index	491,626	57,303	64,405	19,467	85,354	589,345	7,884	14,519
International Equity Index	213,526	29,709	36,140	919	29,990	238,004	7,158	—
Small Cap Equity	58,664	12,914	16,405	601	7,069	62,843	479	1,270
Emerging Markets Equity	90,960	15,738	11,953	(849)	9,146	103,042	2,239	—
Global Real Estate Securities	18,353	4,217	5,730	(975)	2,268	18,133	627	89
Strategic Alternatives	8,051	5,839	360	9	(845)	12,694	481	953
	$1,373,885	$ 409,699	$ 313,279	$ 15,548	$160,241	$1,646,094	$36,231	$16,831
MyDestination 2045
Money Market	$ 20,898	$ 133,873	$ 129,825	$ —	$ —	$ 24,946	$ 1,145	$ —
Medium-Duration Bond	91,289	37,010	15,655	(2,677)	5,519	115,486	3,905	—
Global Bond	22,863	9,079	4,189	(749)	2,000	29,004	379	—
Defensive Market Strategies®	52,967	14,585	3,605	(575)	5,688	69,060	1,450	—
Equity Index	481,615	72,431	37,808	13,881	92,352	622,471	8,183	15,369
International Equity Index	207,242	37,625	21,399	1,094	30,081	254,643	7,600	—
Small Cap Equity	58,172	17,239	13,986	(261)	8,332	69,496	518	1,373
Emerging Markets Equity	90,197	19,459	7,989	(108)	8,583	110,142	2,347	—
Global Real Estate Securities	17,716	4,517	4,920	(761)	2,090	18,642	605	84
	$1,042,959	$ 345,818	$ 239,376	$ 9,844	$154,645	$1,313,890	$26,132	$16,826

	Total Value at 12/31/22	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/23	Dividend Income	Distributions of Realized Gains
MyDestination 2055
Money Market	$ 10,867	$ 104,390	$ 103,051	$ —	$ —	$ 12,206	$ 545	$ —
Medium-Duration Bond	19,148	10,596	6,628	(1,607)	2,234	23,743	854	—
Global Bond	4,800	2,683	1,970	(294)	576	5,795	84	—
Defensive Market Strategies®	21,593	8,787	1,253	(185)	2,394	31,336	640	—
Equity Index	215,446	58,622	14,501	4,718	45,748	310,033	3,993	7,567
International Equity Index	92,876	27,006	8,101	494	14,231	126,506	3,756	—
Small Cap Equity	25,994	11,235	6,614	972	2,987	34,574	258	682
Emerging Markets Equity	40,400	15,095	4,203	(304)	4,367	55,355	1,168	—
Global Real Estate Securities	7,914	2,692	1,860	(399)	1,041	9,388	291	40
	$ 439,038	$ 241,106	$ 148,181	$ 3,395	$ 73,578	$ 608,936	$11,589	$ 8,289
Conservative Allocation
Money Market	$ 5,318	$ 60,907	$ 59,509	$ —	$ —	$ 6,716	$ 300	$ —
Low-Duration Bond	205,332	71,760	94,568	(5,087)	8,125	185,562	6,427	—
Medium-Duration Bond	53,889	62,673	65,202	(8,910)	10,278	52,728	1,869	—
Global Bond	13,906	277	2,262	(403)	1,000	12,518	177	—
Defensive Market Strategies®	32,225	2,286	5,622	(346)	3,069	31,612	736	—
Global Impact	12,892	54	13,713	(1,290)	2,057	—	54	—
Impact Bond	—	18,453	1,656	(56)	(122)	16,619	647	—
Impact Equity	—	8,579	1,893	76	758	7,520	55	14
Value Equity Index	5,703	2,500	2,289	122	342	6,378	122	125
Value Equity	16,984	5,784	4,973	(151)	1,201	18,845	273	561
Growth Equity Index	5,283	1,830	2,724	357	1,579	6,325	42	41
Growth Equity	16,352	5,884	8,869	(3,388)	8,701	18,680	9	826
Small Cap Equity	4,412	1,510	3,948	—	413	2,387	22	60
International Equity	23,754	4,359	8,668	434	2,686	22,565	528	381
Emerging Markets Equity	10,210	2,245	3,472	(412)	1,318	9,889	225	—
Global Real Estate Securities	4,883	810	2,246	(298)	576	3,725	143	21
Strategic Alternatives	21,911	3,388	3,216	35	(1,240)	20,878	809	1,618
	$ 433,054	$ 253,299	$ 284,830	$(19,317)	$ 40,741	$ 422,947	$12,438	$ 3,647

	Total Value at 12/31/22	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/23	Dividend Income	Distributions of Realized Gains
Balanced Allocation
Money Market	$ 22,773	$ 130,541	$ 124,061	$ —	$ —	$ 29,253	$ 1,407	$ —
Low-Duration Bond	50,157	20,412	28,180	(1,388)	2,139	43,140	1,691	—
Medium-Duration Bond	349,728	55,442	55,650	(9,934)	18,565	358,151	12,761	—
Global Bond	101,534	5,270	11,705	(2,374)	6,700	99,425	1,392	—
Defensive Market Strategies®	126,481	5,776	14,631	(976)	11,737	128,387	2,976	—
Global Impact	47,748	201	50,791	(5,154)	7,996	—	201	—
Impact Bond	—	22,165	2,420	(75)	(226)	19,444	743	—
Impact Equity	—	30,857	4,761	177	2,938	29,211	213	51
Value Equity Index	30,678	5,892	5,002	255	2,144	33,967	659	683
Value Equity	92,409	16,710	16,062	(1,195)	6,774	98,636	1,475	3,069
Growth Equity Index	29,080	4,206	10,166	1,264	9,331	33,715	231	226
Growth Equity	89,386	13,906	33,970	(13,270)	42,247	98,299	50	4,506
Small Cap Equity	24,078	3,256	10,793	714	1,909	19,164	152	404
International Equity	127,384	13,042	30,134	(2,030)	19,123	127,385	2,954	2,088
Emerging Markets Equity	54,779	7,176	10,100	1,690	3,326	56,871	1,221	—
Global Real Estate Securities	24,330	3,266	7,421	(1,117)	2,746	21,804	743	104
Strategic Alternatives	48,412	8,818	7,108	105	(2,887)	47,340	1,863	3,707
	$1,218,957	$ 346,936	$ 422,955	$(33,308)	$134,562	$1,244,192	$30,732	$14,838
Growth Allocation
Money Market	$ 17,726	$ 101,808	$ 97,507	$ —	$ —	$ 22,027	$ 1,133	$ —
Low-Duration Bond	16,766	10,085	15,350	(884)	1,138	11,755	576	—
Medium-Duration Bond	114,420	28,882	22,050	(3,683)	6,660	124,229	4,340	—
Global Bond	33,505	3,225	2,989	(624)	2,133	35,250	474	—
Defensive Market Strategies®	44,404	2,565	4,165	(752)	4,584	46,636	1,066	—
Global Impact	36,852	155	39,200	(4,062)	6,255	—	155	—
Impact Bond	—	18,078	1,882	(65)	(163)	15,968	597	—
Impact Equity	—	23,880	2,389	115	2,401	24,007	175	42
Value Equity Index	43,743	6,686	5,166	218	3,164	48,645	945	1,007
Value Equity	130,850	19,631	15,577	75	7,757	142,736	2,142	4,516
Growth Equity Index	40,343	5,960	12,998	1,606	13,541	48,452	331	329
Growth Equity	124,614	18,092	41,623	(13,600)	54,909	142,392	72	6,620
Small Cap Equity	33,591	6,488	10,148	(187)	4,250	33,994	248	674
International Equity	181,603	16,947	32,712	(4,902)	29,173	190,109	4,328	3,069
Emerging Markets Equity	77,365	9,100	9,848	865	6,070	83,552	1,784	1
Global Real Estate Securities	27,213	4,846	6,185	(1,179)	3,223	27,918	900	124
Strategic Alternatives	23,977	5,608	3,451	16	(1,474)	24,676	955	1,897
	$ 946,972	$ 282,036	$ 323,240	$(27,043)	$143,621	$1,022,346	$20,221	$18,279

	Total Value at 12/31/22	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/23	Dividend Income	Distributions of Realized Gains
Aggressive Allocation
Money Market	$ 14,586	$ 90,605	$ 83,842	$ —	$ —	$ 21,349	$ 1,044	$ —
Impact Equity	—	37,631	3,194	107	3,816	38,360	279	67
Value Equity Index	59,073	6,707	5,872	316	4,259	64,483	1,259	1,347
Value Equity	177,598	24,026	21,673	98	10,354	190,403	2,873	6,097
Growth Equity Index	55,660	5,630	17,264	1,611	18,603	64,240	443	437
Growth Equity	175,316	16,007	56,855	(18,406)	73,795	189,857	98	8,858
Small Cap Equity	45,126	7,871	11,290	(1,078)	6,734	47,363	344	934
International Equity	245,838	23,988	48,460	(8,112)	40,595	253,849	5,818	4,120
Emerging Markets Equity	105,618	11,389	15,710	170	9,334	110,801	2,318	—
	$ 878,815	$ 223,854	$ 264,160	$(25,294)	$167,490	$ 980,705	$14,476	$21,860
Low-Duration Bond
Money Market	$ 21,270	$1,044,479	$1,031,588	$ —	$ —	$ 34,161	$ 1,367	$ —*
Medium-Duration Bond
Money Market	$ 71,772	$1,088,201	$1,125,654	$ —	$ —	$ 34,319	$ 2,869	$ —*
Global Bond
Money Market	$ 33,998	$ 317,250	$ 325,463	$ —	$ —	$ 25,785	$ 1,524	$ —*
Impact Bond
Money Market	$ —	$ 68,937	$ 64,357	$ —	$ —	$ 4,580	$ 197	$ —*
Defensive Market Strategies®
Money Market	$ 28,530	$ 434,902	$ 418,611	$ —	$ —	$ 44,821	$ 1,781	$ 1
Impact Equity
Money Market	$ —	$ 89,675	$ 86,054	$ —	$ —	$ 3,621	$ 226	$ —*
Equity Index
Money Market	$ 102,717	$ 635,363	$ 650,396	$ —	$ —	$ 87,684	$ 3,151	$ 1
Value Equity Index
Money Market	$ 6,950	$ 60,083	$ 61,402	$ —	$ —	$ 5,631	$ 225	$ —*
Value Equity
Money Market	$ 37,901	$ 334,251	$ 338,716	$ —	$ —	$ 33,436	$ 1,509	$ —*
Growth Equity Index
Money Market	$ 10,051	$ 88,849	$ 93,141	$ —	$ —	$ 5,759	$ 268	$ —*
Growth Equity
Money Market	$ 53,072	$ 481,592	$ 499,472	$ —	$ —	$ 35,192	$ 1,872	$ —*
Small Cap Equity
Money Market	$ 27,482	$ 309,336	$ 320,206	$ —	$ —	$ 16,612	$ 1,431	$ —*
International Equity Index
Money Market	$ 25,347	$ 295,764	$ 309,557	$ —	$ —	$ 11,554	$ 1,145	$ —*

	Total Value at 12/31/22	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/23	Dividend Income	Distributions of Realized Gains
International Equity
Money Market	$ 55,955	$ 655,729	$ 667,187	$ —	$ —	$ 44,497	$ 2,391	$ —*
Emerging Markets Equity
Money Market	$ 21,531	$ 252,853	$ 253,899	$ —	$ —	$ 20,485	$ 1,169	$ —*
Global Real Estate Securities
Money Market	$ 9,921	$ 161,026	$ 167,730	$ —	$ —	$ 3,217	$ 352	$ —*
Strategic Alternatives
Money Market	$ 8,616	$ 201,274	$ 201,552	$ —	$ —	$ 8,338	$ 495	$ —*
*Amount rounds to less than $1,000.
4.  SECURITIES LENDING
Pursuant to a Securities Lending Authorization Agreement with Northern Trust, the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. When loaning securities, the Select Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Select Funds also have the ability to terminate the loans at any time and can do so in order to vote proxies or sell the securities. The Select Funds receive cash or U.S. government securities, such as U.S. Treasury Bills and U.S. Treasury Notes, as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The adequacy of the collateral is monitored on a daily basis, and the market value of the securities loaned is determined at the close of each business day. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term government money market fund managed by an affiliate of Northern Trust, which invests 99.5% or more of its total assets in U.S. government securities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral, and as such, this amount is not presented on the Funds’ Schedules of Investments.
The securities lending agreements with borrowers permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. Securities lending transactions pose certain risks to the Funds. There is a risk that a borrower may default on its obligations to return loaned securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an unaffiliated or affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions.

At December 31, 2023, the market values of loaned securities and collateral received were as follows:
Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral *
Low-Duration Bond	$18,091,929	$ 6,452,080	$12,188,915	$ 18,640,995
Medium-Duration Bond	58,163,504	22,046,088	37,680,005	59,726,093
Global Bond	30,430,142	3,945,406	28,080,100	32,025,506
Impact Bond	1,290,418	—	1,319,500	1,319,500
Defensive Market Strategies®	26,010,084	11,280,847	15,441,996	26,722,843
Impact Equity	384,280	407,250	—	407,250
Equity Index	98,036,156	100,466,758	—	100,466,758
Value Equity Index	1,797,104	1,588,795	276,063	1,864,858
Value Equity	16,398,890	8,841,998	7,874,690	16,716,688
Growth Equity Index	3,758,922	3,773,596	65,893	3,839,489
Growth Equity	35,522,814	33,730,498	2,609,718	36,340,216
Small Cap Equity	74,595,048	66,017,956	12,218,785	78,236,741
International Equity Index	22,857,706	10,707,936	13,524,095	24,232,031
International Equity	8,775,219	9,082,292	306,900	9,389,192
Emerging Markets Equity	3,630,437	3,656,726	185,548	3,842,274
Global Real Estate Securities	19,530,607	16,178,747	4,199,404	20,378,151
*As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan in certain Funds. Refer to the Fund's Schedule of Investments for details on the securities out on loan. Additional information about master netting arrangements can be found in the Repurchase Agreements and Derivative Financial Instruments sections of the Notes to Financial Statements.
The Funds’ securities lending transactions are accounted for as secured borrowings and have an overnight and continuous contractual maturity. The gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2023, are disclosed as “Collateral held for securities on loan, at value” on the Statements of Assets and Liabilities, where applicable.
5.  INVESTMENT TRANSACTIONS
For the year ended December 31, 2023, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:
	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S Government Obligations
Fund	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2015	$ 159,501,613	$ 189,576,656	$ 16,219,036	$ 12,066,140
MyDestination 2025	483,704,240	513,187,267	30,636,776	14,316,082
MyDestination 2035	249,737,439	159,362,503	—	—
MyDestination 2045	211,946,162	109,552,390	—	—
MyDestination 2055	136,715,348	45,128,879	—	—
Conservative Allocation	178,676,442	211,606,535	—	—

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S Government Obligations
Fund	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
Balanced Allocation	$ 165,602,347	$ 248,100,887	$ —	$ —
Growth Allocation	141,027,837	186,532,356	—	—
Aggressive Allocation	133,249,119	180,318,632	—	—
Low-Duration Bond	416,967,685	439,384,567	1,770,088,567	1,852,951,435
Medium-Duration Bond	1,063,335,160	1,020,300,432	8,407,412,083	8,102,955,907
Global Bond	136,388,133	132,006,809	120,438,800	111,845,301
Impact Bond	22,975,474	8,386,636	94,454,902	74,331,679
Defensive Market Strategies®	458,623,970	482,188,819	197,778,617	177,800,000
Impact Equity	66,767,248	44,137,457	—	—
Equity Index	193,983,512	157,211,189	—	—
Value Equity Index	44,515,163	32,156,674	—	—
Value Equity	344,715,885	397,503,419	—	—
Growth Equity Index	53,179,701	35,454,639	—	—
Growth Equity	532,579,703	649,637,923	—	—
Small Cap Equity	370,116,334	409,477,608	—	—
International Equity Index	92,374,154	71,895,866	—	—
International Equity	545,018,186	587,977,091	—	—
Emerging Markets Equity	449,387,388	429,212,120	—	—
Global Real Estate Securities	337,973,330	359,395,798	—	—
Strategic Alternatives	59,173,607	67,156,685	575,166,908	587,647,199
6.  CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock were as follows:
	Year Ended 12/31/23		Year Ended 12/31/22
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015
Shares sold	3,389,923	2,717,622	8,506,602	3,171,752
Shares reinvested	1,000,603	1,635,222	1,747,936	3,137,619
Shares redeemed	(4,073,551)	(6,530,924)	(4,010,625)	(8,468,329)
Net increase (decrease)	316,975	(2,178,080)	6,243,913	(2,158,958)
MyDestination 2025
Shares sold	9,306,610	6,345,956	20,703,809	6,169,619
Shares reinvested	2,298,357	3,395,002	4,619,412	7,487,388
Shares redeemed	(9,745,415)	(11,657,261)	(4,903,977)	(12,467,074)
Net increase (decrease)	1,859,552	(1,916,303)	20,419,244	1,189,933

	Year Ended 12/31/23		Year Ended 12/31/22
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2035
Shares sold	9,942,740	8,888,153	18,708,159	6,971,108
Shares reinvested	2,577,916	3,253,158	4,189,601	5,645,932
Shares redeemed	(6,743,730)	(7,223,990)	(2,509,370)	(5,399,724)
Net increase (decrease)	5,776,926	4,917,321	20,388,390	7,217,316
MyDestination 2045
Shares sold	8,975,002	7,810,903	10,394,985	6,088,518
Shares reinvested	1,794,897	2,259,847	3,020,304	4,054,049
Shares redeemed	(5,253,067)	(4,750,061)	(1,693,624)	(2,699,101)
Net increase (decrease)	5,516,832	5,320,689	11,721,665	7,443,466
MyDestination 2055
Shares sold	5,036,438	4,333,172	3,191,968	3,617,776
Shares reinvested	522,144	624,039	792,656	1,060,564
Shares redeemed	(2,188,644)	(1,944,689)	(618,920)	(826,922)
Net increase (decrease)	3,369,938	3,012,522	3,365,704	3,851,418
Conservative Allocation
Shares sold	2,053,812	1,268,739	2,819,742	2,778,612
Shares reinvested	394,942	1,049,660	453,854	1,454,123
Shares redeemed	(1,807,738)	(5,845,696)	(5,909,164)	(7,065,981)
Net increase (decrease)	641,016	(3,527,297)	(2,635,568)	(2,833,246)
Balanced Allocation
Shares sold	3,887,087	2,400,329	4,559,693	2,383,404
Shares reinvested	1,131,806	3,372,994	1,862,057	5,869,878
Shares redeemed	(6,183,376)	(10,953,614)	(15,132,731)	(12,472,479)
Net increase (decrease)	(1,164,483)	(5,180,291)	(8,710,981)	(4,219,197)
Growth Allocation
Shares sold	3,825,967	1,906,544	3,443,739	1,767,261
Shares reinvested	795,247	2,130,739	1,973,986	5,873,834
Shares redeemed	(4,808,899)	(7,579,273)	(14,439,226)	(9,264,432)
Net increase (decrease)	(187,685)	(3,541,990)	(9,021,501)	(1,623,337)
Aggressive Allocation
Shares sold	2,767,422	1,720,306	2,111,487	1,315,352
Shares reinvested	756,663	2,220,518	2,500,380	7,760,851
Shares redeemed	(4,244,561)	(6,774,780)	(6,960,583)	(6,938,216)
Net increase (decrease)	(720,476)	(2,833,956)	(2,348,716)	2,137,987
Money Market
Shares sold	6,084,020,618	211,736,909	6,874,995,603	464,431,471
Shares reinvested	18,382,350	24,945,983	4,659,638	6,450,251
Shares redeemed	(6,174,935,622)	(172,212,164)	(6,984,269,683)	(402,783,948)
Net increase (decrease)	(72,532,654)	64,470,728	(104,614,442)	68,097,774

	Year Ended 12/31/23		Year Ended 12/31/22
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
Low-Duration Bond
Shares sold	27,539,206	4,690,694	17,910,281	7,563,125
Shares reinvested	2,448,259	502,360	1,193,162	302,208
Shares redeemed	(39,430,479)	(6,153,764)	(19,561,367)	(9,168,175)
Net increase (decrease)	(9,443,014)	(960,710)	(457,924)	(1,302,842)
Medium-Duration Bond
Shares sold	50,783,206	9,598,326	26,885,387	7,858,108
Shares reinvested	4,974,556	957,473	2,878,012	489,779
Shares redeemed	(28,046,946)	(7,186,292)	(26,243,291)	(11,874,551)
Net increase (decrease)	27,710,816	3,369,507	3,520,108	(3,526,664)
Global Bond
Shares sold	8,826,703	3,580,271	7,715,614	2,396,264
Shares reinvested	748,846	138,729	697,759	131,981
Shares redeemed	(8,131,410)	(2,779,417)	(7,853,978)	(3,131,026)
Net increase (decrease)	1,444,139	939,583	559,395	(602,781)
Impact Bond[1]
Shares sold	7,877,393	1,834,127
Shares reinvested	233,283	50,835
Shares redeemed	(1,542,957)	(147,841)
Net increase (decrease)	6,567,719	1,737,121
Defensive Market Strategies®
Shares sold	10,610,907	4,425,416	7,990,961	4,756,059
Shares reinvested	2,012,636	665,238	14,407,231	5,669,375
Shares redeemed	(10,730,606)	(6,436,954)	(10,128,292)	(8,607,452)
Net increase (decrease)	1,892,937	(1,346,300)	12,269,900	1,817,982
Impact Equity[1]
Shares sold	10,037,257	1,520,359
Shares reinvested	82,019	4,403
Shares redeemed	(1,195,038)	(723,416)
Net increase (decrease)	8,924,238	801,346
Equity Index
Shares sold	7,932,287	2,957,549	12,752,274	3,590,940
Shares reinvested	2,233,519	713,756	1,443,049	442,762
Shares redeemed	(7,790,100)	(3,386,917)	(6,066,700)	(3,466,858)
Net increase (decrease)	2,375,706	284,388	8,128,623	566,844
Value Equity Index[2]
Shares sold	2,340,356	982,538	14,231,133	1,054,807
Shares reinvested	614,511	41,392	101,406	4,526
Shares redeemed	(1,947,318)	(723,430)	(397,996)	(163,629)
Net increase (decrease)	1,007,549	300,500	13,934,543	895,704

	Year Ended 12/31/23		Year Ended 12/31/22
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
Value Equity
Shares sold	4,657,452	2,116,571	2,882,096	3,949,332
Shares reinvested	1,635,269	933,762	5,310,194	3,575,910
Shares redeemed	(4,768,842)	(6,159,433)	(20,871,820)	(4,533,432)
Net increase (decrease)	1,523,879	(3,109,100)	(12,679,530)	2,991,810
Growth Equity Index[2]
Shares sold	2,113,555	3,614,020	14,325,442	963,241
Shares reinvested	177,057	40,473	49,232	341
Shares redeemed	(4,017,751)	(768,903)	(20,158)	(187,204)
Net increase (decrease)	(1,727,139)	2,885,590	14,354,516	776,378
Growth Equity
Shares sold	4,574,112	4,135,483	10,657,475	3,111,055
Shares reinvested	1,555,696	1,598,123	4,062,386	3,495,032
Shares redeemed	(9,004,338)	(6,148,763)	(16,903,460)	(7,133,911)
Net increase (decrease)	(2,874,530)	(415,157)	(2,183,599)	(527,824)
Small Cap Equity
Shares sold	5,889,445	2,505,729	3,714,047	1,725,397
Shares reinvested	770,923	409,974	1,328,169	789,102
Shares redeemed	(7,469,008)	(3,575,314)	(3,830,548)	(3,392,048)
Net increase (decrease)	(808,640)	(659,611)	1,211,668	(877,549)
International Equity Index[3]
Shares sold	10,580,424	1,112,565	19,059,814	897,958
Shares reinvested	2,471,054	38,710	2,330,387	19,789
Shares redeemed	(12,645,127)	(572,707)	(10,745,667)	(101,396)
Net increase (decrease)	406,351	578,568	10,644,534	816,351
International Equity
Shares sold	5,486,691	3,437,492	5,998,120	3,253,789
Shares reinvested	2,222,136	894,464	1,148,221	397,094
Shares redeemed	(10,898,864)	(3,810,328)	(13,766,544)	(3,883,732)
Net increase (decrease)	(3,190,037)	521,628	(6,620,203)	(232,849)
Emerging Markets Equity
Shares sold	11,383,885	2,983,801	12,331,251	3,290,389
Shares reinvested	1,689,219	228,488	1,595,286	213,024
Shares redeemed	(10,681,454)	(2,653,308)	(6,197,919)	(2,462,757)
Net increase (decrease)	2,391,650	558,981	7,728,618	1,040,656
Global Real Estate Securities
Shares sold	3,254,877	1,300,312	3,057,694	1,762,139
Shares reinvested	693,357	285,332	612,383	279,563
Shares redeemed	(6,117,472)	(2,279,935)	(2,848,041)	(2,623,179)
Net increase (decrease)	(2,169,238)	(694,291)	822,036	(581,477)

	Year Ended 12/31/23		Year Ended 12/31/22
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
Strategic Alternatives
Shares sold	3,929,499	1,322,629	6,779,653	4,180,255
Shares reinvested	2,520,257	508,745	848,697	194,330
Shares redeemed	(8,198,107)	(2,538,352)	(13,912,587)	(3,006,927)
Net increase (decrease)	(1,748,351)	(706,978)	(6,284,237)	1,367,658

1	For the period January 27, 2023 (commencement of operations) through December 31, 2023.
2	For the period August 31, 2022 (commencement of operations) through December 31, 2022.
3	For the Investor Class only, the period of April 29, 2022 through December 31, 2022.
7.  BANK BORROWINGS
Pursuant to a Line of Credit Agreement, the Funds are permitted to borrow cash from Northern Trust up to a limit of $50 million, collectively. Each Fund is individually, and not jointly, liable for its particular advances, if any, under the line of credit. If the line of credit was utilized, interest would be charged to each Fund based on its borrowings at a rate equal to the greater of the Federal Funds Rate plus 1.00% or 1.50%. Each Fund also paid a facility fee equal to its pro rata share of the amount of the credit facility, based on average net assets, at a rate of 0.20% per annum. The agreement will expire on November 13, 2024.
There were no draws on the line of credit for the year ended December 31, 2023, and there were no outstanding loans at December 31, 2023.
8.  FEDERAL INCOME TAXES
Each Fund has elected to be treated as and intends to qualify as a regulated investment company each year by complying with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.
The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
Management has analyzed the Funds’ tax positions and has concluded that no material provision for income tax is required in the Funds’ financial statements except as noted above. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years and the current year (year ended December 31, 2020, through year ended December 31, 2023), remains subject to examination by the Internal Revenue Service. In regard to foreign taxes only, certain Funds have open tax years in certain foreign countries they invest in that may date back to the inception of the Funds.

Distributions during the years ended December 31, 2023, and December 31, 2022, were characterized as follows for tax purposes:
Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2015	2023	$16,899,568	$ 8,294,000	$ —	$ 25,193,568
	2022	12,278,432	32,650,498	—	44,928,930
MyDestination 2025	2023	42,103,861	14,798,143	—	56,902,004
	2022	27,613,983	86,598,851	—	114,212,834
MyDestination 2035	2023	33,595,360	26,738,255	—	60,333,615
	2022	20,619,529	73,802,651	—	94,422,180
MyDestination 2045	2023	23,298,048	19,760,728	—	43,058,776
	2022	15,565,154	52,402,384	—	67,967,538
MyDestination 2055	2023	10,101,388	7,363,770	—	17,465,158
	2022	6,265,546	18,987,891	—	25,253,437
Conservative Allocation	2023	12,755,277	2,873,497	—	15,628,774
	2022	6,900,535	13,094,388	—	19,994,923
Balanced Allocation	2023	33,012,652	16,749,235	—	49,761,887
	2022	17,907,368	63,772,833	—	81,680,201
Growth Allocation	2023	34,005,168	—	—	34,005,168
	2022	1,225,298	81,735,314	—	82,960,612
Aggressive Allocation	2023	26,502,803	7,517,720	—	34,020,523
	2022	1,072,963	102,159,639	—	103,232,602
Money Market	2023	75,256,603	1,210	—	75,257,813
	2022	23,591,357	—	—	23,591,357
Low-Duration Bond	2023	37,408,553	—	—	37,408,553
	2022	19,504,200	—	—	19,504,200
Medium-Duration Bond	2023	75,381,393	—	—	75,381,393
	2022	44,093,477	—	—	44,093,477
Global Bond	2023	7,507,809	—	—	7,507,809
	2022	6,084,043	323,287	645,546	7,052,876
Impact Bond	2023	2,734,013	—	—	2,734,013
Defensive Market Strategies®	2023	30,326,994	—	—	30,326,994
	2022	18,737,915	186,894,401	—	205,632,316
Impact Equity	2023	946,034	—	—	946,034
Equity Index	2023	48,926,026	91,947,356	—	140,873,382
	2022	42,981,741	32,597,417	—	75,579,158
Value Equity Index	2023	6,503,854	423,026	—	6,926,880
	2022	1,060,490	—	—	1,060,490
Value Equity	2023	15,507,753	29,593,380	—	45,101,133
	2022	26,459,616	128,117,163	—	154,576,779
Growth Equity Index	2023	1,982,547	711,395	—	2,693,942
	2022	464,138	—	—	464,138
Growth Equity	2023	364,137	71,200,221	—	71,564,358
	2022	1,198,853	134,976,762	—	136,175,615
Small Cap Equity	2023	4,752,645	14,380,687	—	19,133,332
	2022	2,824,239	30,262,526	—	33,086,765
International Equity Index	2023	27,805,924	—	—	27,805,924
	2022	20,557,904	2,765,624	—	23,323,528

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
International Equity	2023	$42,934,188	$ —	$ —	$ 42,934,188
	2022	18,001,181	1,252,957	—	19,254,138
Emerging Markets Equity	2023	16,686,232	—	—	16,686,232
	2022	13,013,936	—	1,707,078	14,721,014
Global Real Estate Securities	2023	7,439,277	988,305	—	8,427,582
	2022	4,183,549	3,606,763	—	7,790,312
Strategic Alternatives	2023	28,647,540	—	—	28,647,540
	2022	10,078,085	1,608,781	—	11,686,866
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Qualified Late Year Losses	Net Unrealized Appreciation (Depreciation)
MyDestination 2015	$ 244,899	$ 3,022,170	$ —	$ (23,368,455)
MyDestination 2025	944,951	10,747,804	—	8,579,698
MyDestination 2035	701,746	17,912,890	—	68,436,382
MyDestination 2045	464,292	17,041,231	—	120,963,555
MyDestination 2055	260,951	7,682,889	—	51,839,971
Conservative Allocation	532,419	—	—	(22,740,137)
Balanced Allocation	1,148,958	—	—	(105,115,650)
Growth Allocation	1,249,833	—	—	(47,961,243)
Aggressive Allocation	999,582	—	—	(25,166,559)
Money Market	—	4,281	—	(1,285)
Low-Duration Bond	458,484	—	—	(10,851,705)
Medium-Duration Bond	7,029,945	—	—	(111,730,507)
Global Bond	872,095	—	—	(36,416,252)
Impact Bond	73,242	—	—	89,431
Defensive Market Strategies®	11,836,646	—	—	(2,036,720)
Impact Equity	879,839	—	—	10,623,842
Equity Index	6,067,852	6,004,419	—	1,527,140,683
Value Equity Index	335,933	440,499	—	12,499,412
Value Equity	—	4,262,303	(197,597)	118,214,133
Growth Equity Index	655,170	579,438	—	43,596,917
Growth Equity	1,392,479	14,033,464	—	360,334,673
Small Cap Equity	2,767,287	12,702,986	—	57,997,495
International Equity Index	4,465,217	—	—	104,884,934
International Equity	4,378,741	3,239,331	—	82,911,678
Emerging Markets Equity	5,389,443	—	—	(1,056,073)
Global Real Estate Securities	4,217,449	—	—	(6,658,827)
Strategic Alternatives	—	—	(1,341,610)	(20,686,186)

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. Capital loss carryovers were as follows as of December 31, 2023:
Fund	Unlimited
Conservative Allocation	$ 4,233,545
Balanced Allocation	9,323,340
Growth Allocation	8,317,655
Aggressive Allocation	3,855,396
Low-Duration Bond	45,013,933
Medium-Duration Bond	220,730,395
Global Bond	40,235,972
Impact Bond	744,818
Defensive Market Strategies®	4,572,211
International Equity Index	9,443,970
Emerging Markets Equity	75,308,985
Global Real Estate Securities	21,240,729
During the year ended December 31, 2023, the following Funds utilized capital loss carryforwards to offset capital gains:
Fund	Carryforward Utilized
Defensive Market Strategies®	$76,707,792
Value Equity Index	277,225
International Equity Index	2,303,486
International Equity	15,212,103

The Funds have elected to defer qualified late-year losses in accordance with the federal income tax rules. These losses are treated as having arisen on the first day of the following year. Capital losses were incurred from November 1, 2023, through December 31, 2023. The deferral amounts impacting ordinary income were from specified losses incurred from November 1, 2023, through December 31, 2023.
Fund	Capital	Ordinary Income	Total
Value Equity	$ —	$ 197,597	$ 197,597
Strategic Alternatives	320,502	1,021,108	1,341,610
At December 31, 2023, the aggregate cost of investments for federal income tax purposes (including securities sold short and derivative related items) and the net unrealized appreciation from investments having an excess of value over cost and net unrealized depreciation from investments having an excess of cost over value were as follows:
Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Investments	Depreciated Investments
MyDestination 2015	$ 694,950,803	$ (23,368,455)	$ 10,841,048	$ (34,209,503)
MyDestination 2025	1,775,039,078	8,579,698	86,060,084	(77,480,386)
MyDestination 2035	1,582,699,813	68,436,383	135,704,453	(67,268,070)
MyDestination 2045	1,194,171,030	120,963,556	151,984,215	(31,020,659)
MyDestination 2055	558,602,889	51,839,971	61,319,822	(9,479,851)
Conservative Allocation	447,612,056	(22,740,139)	7,302,956	(30,043,095)

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Investments	Depreciated Investments
Balanced Allocation	$1,350,907,453	$ (105,115,647)	$ 23,948,873	$(129,064,520)
Growth Allocation	1,071,336,595	(47,961,243)	24,762,459	(72,723,702)
Aggressive Allocation	1,006,766,363	(25,166,559)	29,659,913	(54,826,472)
Money Market	1,583,085,121	(1,285)	—	(1,285)
Low-Duration Bond	939,410,531	(11,023,608)	5,085,020	(16,108,628)
Medium-Duration Bond	3,136,262,580	(112,171,887)	38,452,256	(150,624,143)
Global Bond	628,389,003	(36,509,089)	37,468,493	(73,977,582)
Impact Bond	87,911,196	89,431	905,497	(816,066)
Defensive Market Strategies®	1,389,713,841	(2,060,931)	34,746,842	(36,807,773)
Impact Equity	97,496,193	10,622,914	13,986,644	(3,363,730)
Equity Index	2,224,380,115	1,527,140,682	1,610,368,630	(83,227,948)
Value Equity Index	162,578,823	12,499,411	20,443,676	(7,944,265)
Value Equity	870,189,005	118,214,134	143,441,223	(25,227,089)
Growth Equity Index	166,011,131	43,578,916	45,778,664	(2,199,748)
Growth Equity	1,151,358,409	360,334,677	383,670,392	(23,335,715)
Small Cap Equity	687,192,355	57,997,441	101,584,383	(43,586,942)
International Equity Index	824,350,270	104,751,798	154,363,295	(49,611,497)
International Equity	1,010,627,399	82,590,714	123,556,601	(40,965,887)
Emerging Markets Equity	783,286,030	746,010	69,300,063	(68,554,053)
Global Real Estate Securities	246,752,943	(6,671,141)	590,061	(7,261,202)
Strategic Alternatives	264,555,631	(20,638,327)	11,646,679	(32,285,006)
The differences between book basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, premium amortization on convertible bonds, Ukrainian debt restructuring, convertible securities, investments in passive foreign investment companies ("PFIC"), outstanding litigations basis adjustments, swaps and other securities with book and tax cost differences.
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made for permanent tax differences to reflect income and gains available for distribution under income tax regulations. For the period ended December 31, 2023, the capital accounts have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, foreign currency transactions, foreign capital gains taxes, convertible securities, distributions received from regulated investment companies, reclassifications of dividends paid, equalization and convertible bonds. Net assets were not affected by these reclassifications.
9.  RISKS
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).
Market Risks —  A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.
Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (e.g., yield) movements. The Federal Reserve Board's decision to increase interest rates from historic lows has increased market volatility and heightened risks associated with rising interest rates.
If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.
The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.
A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
Local, regional or global events such as the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Funds and their investments. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Funds, and negatively impact broad segments of businesses and populations. The Funds' operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, remains unknown.
As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, has the potential to adversely impact the Funds' investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts, resulting sanctions, related events and other implications cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in a Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.
Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.
10. PRIVATE INVESTMENT
The Impact Bond Fund entered into participation in a loan made by WatersEdge for First Baptist Church – Rogers, Arkansas, on May 31, 2023, with a total uncalled capital commitment of $1,200,000 and a maturity date of May 15, 2050. The note proceeds will be utilized by First Baptist Church – Rogers, Arkansas, to construct a new worship center adjacent to the church’s existing location.
11. RECENT PRONOUNCEMENTS
In March 2020, the FASB issued ASU 2020-04 to provide temporary, optional expedients related to the accounting for contract modifications and hedging transactions as a result of the global markets’ anticipated transition away from the use of LIBOR and other interbank offered rates to alternative reference rates. Preceding the issuance of ASU 2020-04, which established ASC 848, the United Kingdom’s Financial Conduct Authority (FCA) announced that it would no longer need to persuade or compel banks to submit to LIBOR after December 31, 2021. In response, the FASB established a December 31, 2022, expiration date for ASC 848. In March 2021, the FCA announced that the intended cessation date of LIBOR in the United States would be June 30, 2023. In December 2022, the FASB issued ASU 2022-06 which includes amendments to defer the application of the amendments through December 31, 2024. Management notes that there are uncertainties regarding the use of replacement rates and the transition away from LIBOR, but does not anticipate a material impact on the Funds' financial statements.
In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement (Topic 820). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management believes that there will be no material impact on the Funds’ financial statements.
The SEC has adopted new regulations that will result in changes to the design and delivery of annual and semiannual shareholder reports. Beginning in July 2024, Funds will be required to send shareholders a paper copy of a new tailored shareholder report for each class of a Fund in place of the full shareholder report that is currently being provided. The tailored shareholder reports will highlight key information such as a Fund's expenses, performance and portfolio holdings. Other, more detailed information that currently appears in a Fund's shareholder report, such as the financial statements, will instead be made available on the Fund's website and filed with the SEC on a semi-annual and annual basis on Form N-CSR. The regulations require mandatory mailing of the reports, unless a shareholder specifically opts out and chooses electronic delivery. The first tailored shareholder reports to be prepared for the Funds will be for the reporting period ended June 30, 2024. Management is evaluating the impact of these regulations on the content of the current shareholder reports and newly created tailored shareholder reports.
12. REGULATORY EXAMINATIONS
Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of GuideStone Funds and Shareholders of MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Impact Bond Fund, Defensive Market Strategies® Fund, Impact Equity Fund, Equity Index Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund, Global Real Estate Securities Fund and Strategic Alternatives Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (constituting GuideStone Funds, hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Defensive Market Strategies® Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund, Global Real Estate Securities Fund and Strategic Alternatives Fund	Statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, and the financial highlights for each of periods presented
Value Equity Index Fund and Growth Equity Index Fund	Statement of operations for the year ended December 31, 2023 and the statements of changes in net assets and financial highlights for the year ended December 31, 2023 and for the period August 31, 2022 (commencement of operations) through December 31, 2022
Impact Bond Fund and Impact Equity Fund	Statement of operations, changes in net assets and financial highlights for the period January 27, 2023 (commencement of operations) through December 31, 2023
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
custodian, transfer agent, agent banks and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
February 26, 2024
We have served as the auditor of one or more investment companies in GuideStone Funds since 2001.

NOTICE TO SHAREHOLDERS (Unaudited)
Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the federal tax status of distributions received by each Fund’s shareholders. During the year ended December 31, 2023, the Funds hereby designate the following dividends and distributions paid by each of the Funds:
Fund	Ordinary Income	Long-Term Capital Gain (20% rate)	Return of Capital
MyDestination 2015	$ 16,899,568	$ 8,294,000	$ —
MyDestination 2025	42,103,861	14,798,143	—
MyDestination 2035	33,595,360	26,738,255	—
MyDestination 2045	23,298,048	19,760,728	—
MyDestination 2055	10,101,388	7,363,770	—
Conservative Allocation	12,755,277	2,873,497	—
Balanced Allocation	33,012,652	16,749,235	—
Growth Allocation	34,005,168	—	—
Aggressive Allocation	26,502,803	7,517,720	—
Money Market	75,256,603	1,210	—
Low-Duration Bond	37,408,553	—	—
Medium-Duration Bond	75,381,393	—	—
Global Bond	7,507,809	—	—
Impact Bond	2,734,013	—	—
Defensive Market Strategies®	30,326,994	—	—
Impact Equity	946,034	—	—
Equity Index	48,926,026	91,947,356	—
Value Equity Index	6,503,854	423,026	—
Value Equity	15,507,753	29,593,380	—
Growth Equity Index	1,982,547	711,395	—
Growth Equity	364,137	71,200,221	—
Small Cap Equity	4,752,645	14,380,687	—
International Equity Index	27,805,924	—	—
International Equity	42,934,188	—	—
Emerging Markets Equity	16,686,232	—	—
Global Real Estate Securities	7,439,277	988,305	—
Strategic Alternatives	28,647,540	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes. Long-term capital gain distributions are taxable as capital gain dividends.

NOTICE TO SHAREHOLDERS (Continued)
The following percentages of ordinary income dividends paid for the year ended December 31, 2023, have been designated as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.
Fund	Qualified Dividend Income
MyDestination 2015	20.46%
MyDestination 2025	27.28%
MyDestination 2035	43.75%
MyDestination 2045	63.69%
MyDestination 2055	71.04%
Conservative Allocation	11.37%
Balanced Allocation	23.30%
Growth Allocation	54.03%
Aggressive Allocation	82.95%
Medium-Duration Bond	0.02%
Global Bond	0.54%
Defensive Market Strategies®	27.68%
Impact Equity	68.21%
Equity Index	85.56%
Value Equity Index	46.18%
Value Equity	100.00%
Growth Equity Index	52.76%
Growth Equity	100.00%
Small Cap Equity	94.57%
International Equity Index	70.13%
International Equity	61.35%
Emerging Markets Equity	61.98%
Global Real Estate Securities	15.29%
Strategic Alternatives	2.44%

All above designations are based on financial information available as of the date of this annual report, and accordingly, are subject to change. It is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

NOTICE TO SHAREHOLDERS (Continued)
The following Funds made capital gain distributions in the year ended December 31, 2023, and hereby designated these long-term capital gain distributions as follows:
Fund	Long Term Capital Gain Rate
MyDestination 2015	$0.1227
MyDestination 2025	0.0865
MyDestination 2035	0.1766
MyDestination 2045	0.1679
MyDestination 2055	0.1940
Conservative Allocation	0.0754
Balanced Allocation	0.1547
Aggressive Allocation	0.0909
Equity Index	1.2420
Value Equity Index	0.0276
Value Equity	0.5676
Growth Equity Index	0.0454
Growth Equity	1.1603
Small Cap Equity	0.3285
Global Real Estate Securities	0.0323

SHAREHOLDER ACTIONS (Unaudited)
GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times during the fiscal year ended December 31, 2023, directly or indirectly controlled the vote of at least 60% of the outstanding shares of GuideStone Funds (the “Trust”). This means that GuideStone Financial Resources, which is an affiliate of the Trust’s investment adviser, GuideStone Capital Management, LLC, controls the vote on any matter that requires shareholder approval.
During the fiscal year ended December 31, 2023, GuideStone Financial Resources approved by written consent in lieu of a shareholder meeting, dated October 3, 2023, the election of Jill R. Rayburn and Brandon Pizzurro to the Board of Directors of the Trust, as an Independent Director and Interested Director, respectively, effective January 1, 2024.
Additionally, GuideStone Financial Resources approved by written consent in lieu of a shareholder meeting, dated August 1, 2023, amendments to the Trust's Amended and Restated Trust Instrument (the “Trust Instrument”) to change the references to the Trustees to the nomenclature of “Directors”, to permit Independent Directors to be reasonably compensated by the Trust, and to revise and move to the Trust's By-Laws the provision related to the mandatory retirement age for the Directors, effective August 31, 2023.
Additionally, GuideStone Financial Resources approved by written consent in lieu of a shareholder meeting, dated March 1, 2023, the election of Deanna A. Mankins and James D. Caldwell to the Board of Trustees of the Trust, both as Independent Trustees, effective March 21, 2023.

FUND MANAGEMENT (Unaudited)
Information pertaining to the Directors and officers of the Trust is set forth below. This information is current as of January 1, 2024. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling 1-888-GS-FUNDS (1-888-473-8637).
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director[2]
INDEPENDENT DIRECTORS*
James D. Caldwell (1955) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2023	President, Rowling Foundation, 2024 – present; Executive Vice President, TRT Holdings, Inc. (holding company of Omni Hotels), 2018 – present; Chief Executive Officer, Origins Behavioral HealthCare, LLC, 2018 – present.	27	None
Thomas G. Evans (1961) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2020	President and Owner, Encompass Financial Services, Inc., 1985 – present.	27	None
William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2004	Senior Vice President and Regional Credit Officer, First National Bank, 2017 – present.	27	None
Grady R. Hazel (1947) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2011	Chief Financial Officer, The Dunham School, 2015 – present; Certified Public Accountant, 1978 – present.	27	None
Deanna A. Mankins (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2023	Chief Financial Officer, City of Zachary, 2019 – present; Tax Manager, Postlethwaite & Netterville, APAC, 2001 – 2019.	27	None
David B. McMillan (1957) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2019	Chief Executive Officer and Founder, Peridot Energy LLC, 2008 – present.	27	None
Ronald D. Murff (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2019	President, JKL Group, LLC, 2010 – present; Principal, Dalcor Companies, 2012 – present.	27	None
Jill R. Rayburn (1969) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2024	University General Counsel, North Greenville University, 2021 – present; Adjunct Professor, North Greenville University, 2009 – present; Managing Partner, Richey Family, GP; Richey Girls, GP, and Richey Development, GP, 2004 – present; Assistant Provost for Academic Outreach and Director of Professional Programs/Title IX Coordinator, North Greenville University, 2019 – 2020.	27	None
INTERESTED DIRECTOR AND OFFICER*
Brandon Pizzurro (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 President	Since 2023[3]	Chief Investment Officer, GuideStone Financial Resources, 2024 – present; Director of Public Investments, GuideStone Financial Resources, 2021 – present; Portfolio Manager, GuideStone Financial Resources, 2019 – 2021; Senior Investment Analyst, GuideStone Financial Resources, 2017 – 2019.	27	None

FUND MANAGEMENT (Continued)
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director[2]
OFFICERS WHO ARE NOT DIRECTORS[4]
Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President – Fund Operations and Secretary	Since 2014[5]	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present.	N/A	N/A
Patrick Pattison (1974) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present.	N/A	N/A
Brandon Waldeck (1977) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 AML Compliance Officer	Since 2020	Senior Manager – Fraud Risk, Risk, GuideStone Financial Resources, 2019 – present; Director of Ethics Office Trade Monitoring, Fidelity Investments, 2001 – 2019.	N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer and Chief Legal Officer	Since 2017[6]	Managing Director, Compliance and Legal, GuideStone Financial Resources, 2020 – present; Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – 2020.	N/A	N/A
Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Assistant Treasurer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present.	N/A	N/A
1Each Independent Director serves until his or her resignation, removal or mandatory retirement. Each Interested Director serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Directors of GuideStone Financial Resources, if applicable. All Directors must retire at the end of the calendar year in which they attain the age of 80. Officers serve at the pleasure of the Board of Directors.
2Trusteeships or Directorships not included in the Trust complex that are held by a Director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
3Effective January 1, 2024, Mr. Pizzurro joined the Trust's Board of Directors as an Interested Director. Mr. Pizzurro is considered an Interested Director due to his positions with the Trust, GuideStone Financial Resources, the Adviser and GuideStone Investment Services. Mr. Pizzurro has served as an officer of the Trust since 2021.
4The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.
5Ms. Childers has served as Vice President – Fund Operations since 2014.  She has served as Vice President – Fund Operations and Secretary since 2021.
6Mr. Wolfe has served as Chief Legal Officer since 2017. He has served as CCO and Chief Legal Officer since 2020.
*“Independent Directors” are Directors who are not “interested persons” of the Trust, as the term “interested person” is defined in Section 2(a)(19) of the 1940 Act.  “Interested Directors” are Directors who are “interested persons” of the Trust, as the term “interested person” is defined in Section 2(a)(19) of the 1940 Act.

PROXY VOTING
A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting our website at GuideStoneFunds.com or by visiting the SEC’s website at http://www.sec.gov.
FORM N-MFP
GuideStone Money Market Fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month. The portfolio holdings information is posted on our website, GuideStoneFunds.com within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at http://www.sec.gov.
QUARTERLY SCHEDULES OF INVESTMENTS
In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-PORT. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, GuideStoneFunds.com. You may also obtain Form N-PORT filings by accessing the SEC’s website at http://www.sec.gov.

BOARD REVIEW OF EXISTING ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS
As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board” or the “Directors”) of GuideStone Funds (the “Trust”), including a majority of the Directors who are not “interested persons” of the Trust (the “Independent Directors”), as the term “interested person” is defined in Section 2(a)(19) of the 1940 Act, recently considered the renewal of (i) the investment advisory agreement between GuideStone Capital Management, LLC (“GSCM” or the “Adviser”) and the Trust on behalf of each series of the Trust (each, a “Fund” and collectively, the “Funds”), except as noted below (the “Advisory Agreement”); and (ii) the existing sub-advisory agreements among the Adviser, each sub-adviser and the Trust on behalf of each Select Fund(1) (except as noted below) (referred to collectively as the “Sub-Advisory Agreements”). The Advisory Agreement and the Sub-Advisory Agreements (each, an “Agreement,” and collectively, the “Agreements”) were approved for an additional one-year term, at a meeting of the Board held on September 14-15, 2023 (the “September Meeting”). The Board’s decision to approve the Agreements reflects the exercise of its reasonable business judgment to continue each Agreement.  In approving the continuation of the Agreements, the Board considered, with the assistance and advice of counsel to Independent Directors (“Independent Counsel”) and counsel to the Trust, information provided by the Adviser, each applicable sub-adviser and Broadridge, an independent provider of investment company data engaged by the Trust.  Because the Board had approved them for an initial two-year term within the last year, the following Agreements were not subject to annual renewal at the September Meeting: (i) the investment advisory agreements between the Adviser and the Trust on behalf of the Impact Bond Fund (the “MBF”) and Impact Equity Fund (the “MEF”); (ii) the sub-advisory agreement with RBC Global Asset Management (U.S.) Inc. on behalf of the MBF; (iii) the sub-advisory agreement with Janus Henderson Investors US LLC on behalf of the MEF; and (iv) the sub-advisory agreements with Parametric Portfolio Associates LLC on behalf of MBF and MEF.
The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Agreements.  The factors considered by the Board included, but were not limited to: (i) the personnel resources of the Adviser and sub-advisers; (ii) the experience and expertise of the Adviser and sub-advisers; (iii) the financial capabilities and resources of the Adviser and sub-advisers; (iv) the compliance procedures and histories of the Adviser and sub-advisers; (v) the performance of the Funds or portfolio accounts in comparison to relevant benchmarks, peer universes of similarly managed funds and/or the sub-advisers’ other clients; (vi) the amount of the contractual advisory fees in comparison to similarly managed funds and/or the sub-advisers’ other clients and the effect of any fee waiver and expense reimbursement arrangements; (vii) the total expenses of the Funds in comparison to similarly managed funds and the use of past and anticipated expense caps; (viii) the profitability of the Adviser and, to the extent available, of the sub-advisers with respect to the Funds or portfolio accounts and their overall businesses, as well as the effect of fee waivers and expense caps on profitability levels; (ix) the extent of any economies of scale and whether the advisory fees reflect such economies of scale through breakpoints or otherwise, or effectively do so as a result of recent reductions in fee levels; (x) the existence of any collateral benefits realized by the Adviser or sub-advisers, such as the use of soft dollars; and (xi) the existence of any collateral benefits realized by the Funds resulting from relationships with the Adviser or sub-advisers. In addition, the Board considered each sub-adviser’s human resources, business continuity and cybersecurity practices and policies and financial condition. With respect to the Funds that utilize a multi-manager approach (i.e., the Fund is advised by multiple sub-advisers), the Board considered the ongoing role each sub-adviser plays in the overall structure of the Fund’s portfolio, including how each sub-adviser’s strategy complements the strategies of the other sub-advisers.
(1)“Select Funds” refers collectively to the Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies® Fund, Impact Bond Fund, Impact Equity Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund.

In its decision to renew the Agreements, the Board evaluated whether the approval of each Agreement was in the best interests of the applicable Fund and its shareholders. No one factor was determinative in the Board’s consideration of the Agreements. The Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement.
The Board undertook a review of the terms of the Agreements and the nature, extent and quality of the services provided by the Adviser and each applicable sub-adviser. The Board conducted its analysis on a Fund-by-Fund basis with respect to the Adviser and then each applicable sub-adviser. The Adviser provided the Board with substantial detailed information in the form of reports about itself and each Fund and the applicable sub-advisory firms prior to and during the September Meeting, which addressed the factors listed previously. The Adviser also provided additional information about the Adviser and each sub-adviser in presentations made during the September Meeting and responded to questions from the Directors.  In addition, the Independent Directors met separately in executive session with Independent Counsel, as did the Investment Management Committee of the Board (the “IMC”), to discuss and consider information presented in connection with the continuation of the Agreements as well as the Directors’ responsibilities and duties in approving the Agreements.
BOARD APPROVAL OF CONTINUATION OF THE ADVISORY AGREEMENT WITH GSCM
In considering the renewal of the Advisory Agreement, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting and the comprehensive discussions during the meeting, including the discussions between the Independent Directors and Independent Counsel during executive sessions.  The Board also considered the IMC’s review of information related to the renewal of the Advisory Agreement, questions submitted by the IMC to the Adviser and Trust management regarding GSCM and the responses to those questions that were discussed with the Board.
The Board examined the nature, extent and quality of the services to be provided by GSCM to each of the Funds.  The Board evaluated GSCM’s experience serving as the investment adviser to the Trust and each of the Funds, including GSCM’s experience overseeing and managing the allocation of each Fund’s assets among the Trust’s sub-advisers, continually reviewing the investment performance of each Fund, continually reviewing the nature and quality of the services provided by the Trust’s sub-advisers and recommending changes to the Trust’s sub-advisers and the allocation of each Select Fund’s assets among the applicable sub-advisers, as and when appropriate, and potentially directly managing Fund investments.  With respect to the Target Date Funds(2) and the Target Risk Funds(3) (each, a “Fund-of-Fund”, and collectively, the “Funds-of-Funds”), the Board evaluated the nature, extent and quality of the services that GSCM provides that are in addition to, rather than duplicative of, services provided to any underlying Select Fund.  Specifically, the Board evaluated GSCM’s services in determining the glide path or the asset mix for each Fund and selecting the specific underlying Select Funds in which to invest, as well as rebalancing services.  The Board considered the experience of key personnel at GSCM providing investment management services to the Trust and to each Fund as well as the administrative services provided to the Trust, the systems used by such persons and the ability of GSCM to attract and retain capable personnel.  The Board considered the reputation, operations, business continuity and cybersecurity policies and practices, compliance history, compliance program and financial condition of GSCM.  The Board also considered the terms of the Advisory Agreement and the responsibilities that GSCM has as investment adviser to each of the Funds, including oversight of sub-adviser compliance with each Fund’s policies and objectives and oversight of general Fund compliance, including compliance with faith-based investing (“FBI”) restrictions and Board directives.
(2)“Target Date Funds” refers collectively to the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund.
(3)“Target Risk Funds” refers collectively to the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund.

The Board concluded that each Fund is likely to benefit from the nature, extent and quality of GSCM’s services based on its experience, personnel, operations and resources.  During their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors deliberated upon, among others.
The Board considered the advisory fees for each of the applicable Funds under the Advisory Agreement, as well as each applicable Fund’s contractual management (combined Adviser and sub-adviser) fees.  The Board examined the fee information for each Select Fund, as compared to other funds in each Select Fund’s designated peer group (“Expense Group”) for the Institutional and Investor Classes, based on information provided by Broadridge as of June 30, 2023.  The Board took into account that this comparison of each of the Select Funds Institutional Class contractual management fees, not inclusive of any fee waivers or expense reimbursements, if applicable, ranked the Low-Duration Bond Fund (“LDBF”), Medium-Duration Bond Fund (“MDBF”), Global Bond Fund (“GBF”), Equity Index Fund (“EIF”), Global Real Estate Securities Fund (“GRESF”), Value Equity Fund (“VEF”), Growth Equity Index Fund (the “GEIF”) and International Equity Index Fund (the “IEIF”) in the first quintile; the Money Market Fund (“MMF”), Strategic Alternatives Fund (“SAF”), Growth Equity Fund (“GEF”) and Emerging Markets Equity Fund (“EMEF”) in the second quintile; the Defensive Market Strategies® Fund (“DMSF”), Small Cap Equity Fund (“SCEF”) and International Equity Fund (“IEF”) in the third quintile; and no Fund in the fourth or fifth quintile.  The Board noted that the Value Equity Index Fund (“VEIF”) did not receive a quintile ranking for contractual management fees but ranked second out of five relevant peers in its Expense Group for contractual management fees.  With respect to the comparison of each of the Select Funds Investor Class contractual management fees, not inclusive of any fee waivers or expense reimbursements, if applicable, the Board noted that the MMF, LDBF, MDBF, GBF, GRESF, GEIF and EMEF ranked in the first quintile; the DMSF, EIF, VEF, GEF and IEIF ranked in the second quintile; the SAF ranked in the third quintile; the SCEF and IEF ranked in the fourth quintile; and no Fund ranked in the fifth quintile.  The Board noted that the VEIF did not receive a quintile ranking for contractual management fees but ranked first out of five relevant peers in its Expense Group for contractual management fees.
The Board evaluated the total expense ratios for other funds in each Select Fund’s Expense Group for the Institutional and Investor Classes based on information provided by Broadridge as of June 30, 2023  It reflected upon the results of each of the Select Funds Institutional Class total expense ratios, net of any fee waivers or expense reimbursements, if applicable, noting that the LDBF, MDBF, GBF, GEIF, GEF and IEIF ranked in the first quintile; the DMSF, EIF, GRESF, VEF and IEF ranked in the second quintile; the SAF and SCEF ranked in the third quintile; the MMF and EMEF ranked in the fourth quintile; and no Fund ranked in the fifth quintile.  The Board noted that the VEIF did not receive a quintile ranking for total expense ratio but ranked second out of five relevant peers in its Expense Group for total expense ratio.  For the comparison of each of the Select Funds Investor Class total expense ratios, net of any fee waivers or expense reimbursements, if applicable, the Board noted that the GEIF ranked in the first quintile; no Funds ranked in the second quintile; the MDBF and IEIF ranked in the third quintile; the MMF, LDBF, GBF, SAF, DMSF, EIF, VEF, GEF, IEF and EMEF ranked in the fourth quintile; and the GRESF and SCEF ranked in the fifth quintile.  The Board noted that the VEIF did not receive a quintile ranking for total expense ratio but ranked first out of five relevant peers in its Expense Group for total expense ratio.
The Board also examined fee information for the Funds-of-Funds, as compared to other funds in these Funds’ Expense Groups for both the Institutional and Investor Classes, based on information provided by Broadridge as of June 30, 2023, noting the relatively small size of the Expense Groups.  The Board reviewed each Fund-of-Fund’s contractual management fees, not inclusive of any fee waivers or expense reimbursements, if applicable, noting that most of the Institutional Class Funds-of-Funds resided in the second quintile, with the exception of the Conservative Allocation Fund (“CAF”) and Growth Allocation Fund (“GAF”), which ranked in the first quintile, and the MyDestination 2015 Fund (“MDF 2015”), Balanced Allocation Fund (“BAF”) and Aggressive

Allocation Fund (“AAF”), which were not assigned a quintile ranking due to the number of relevant peers in their respective Expense Groups.  The Board took note, however, that for contractual management fee rankings compared with relevant peers in each Fund’s respective Expense Group, the MDF 2015 ranked third of three peers, BAF ranked third of five peers, and AAF ranked first of five peers.  Regarding the Investor Class of the Funds-of-Funds’ rankings of contractual management fees, not inclusive of any fee waivers or expense reimbursements, if applicable, the Board observed that most of the Funds-of-Funds were in the first quintile, except for the MDF 2015, BAF and AAF, which were not assigned quintile rankings due to the number of relevant peers in their respective Expense Groups.  The Board took note, however, that for contractual management fee rankings compared with relevant peers in each Fund’s respective Expense Group, the MDF 2015 ranked second of three peers, BAF ranked third of five peers and AAF ranked first of four peers.
Also, with respect to the Funds-of-Funds, the Board assessed the total expense ratios, net of any fee waivers or expense reimbursements, if applicable, in these Funds’ Expense Groups for both the Institutional and Investor Classes, based on information from Broadridge as of June 30, 2023, continuing to note the relatively small size of the Expense Groups.  For the Institutional Class, the Board observed that the MyDestination 2055 Fund (“MDF 2055”) was in the first quintile; the MyDestination 2025 Fund (“MDF 2025”), MyDestination Fund 2035 (“MDF 2035”) and MyDestination 2045 Fund (“MDF 2045”) were in the second quintile; no Funds were in the third quintile; the CAF and BAF were in fourth quintile; and the GAF was in the fifth quintile.  The MDF 2015 and AAF were not assigned quintiles with respect to their total expense ratios due to the number of relevant peers in their respective Expense Groups.  The Board took note, however, that for total expense ratio rankings compared with relevant peers in each Fund’s respective Expense Group, the MDF 2015 ranked third of five peers and the AAF ranked fourth of five peers.  Regarding the Investor Class, the Board observed that no Fund ranked in the first quintile; the MDF 2025, MDF 2035, MDF 2045 and MDF 2055 ranked in the second quintile; the CAF ranked in the third quintile; the BAF and GAF ranked in the fourth quintile; and no Funds were in the fifth quintile.  The MDF 2015 and AAF were not assigned quintiles with respect to their total expense ratios due to the number of relevant peers in their respective Expense Groups.  The Board took note, however, that for total expense ratio rankings compared with relevant peers in each Fund’s respective Expense Group, the MDF 2015 ranked second of four peers and the AAF ranked third of four peers.
The Board examined the performance information for both the Institutional and Investor Classes of the Funds compared to each Fund’s designated broad peer group (“Performance Universe”) based on information provided by Broadridge, specifically the average annual total returns for the three-, five- and 10-year periods ended June 30, 2023, as applicable.
For the three-year average annual total returns for the period ended June 30, 2023, the Board noted that for the Institutional Class, the CAF, MMF and GRESF ranked in the first quintile; the GBF, DMSF and EIF ranked in the second quintile; the MDF 2025, MDF 2055, BAF, LDBF, SAF, VEF, IEIF, IEF and EMEF ranked in the third quintile; the MDF 2015, MDF 2035, MDF 2045, AAF, GEF and SCEF ranked in the fourth quintile; and the GAF and MDBF ranked in the fifth quintile.  As for the three-year average annual total returns for the Investor Class of the Funds, the Board noted that the report results had no Fund ranked in the first quintile; the CAF, GBF, DMSF and GRESF ranked in the second quintile; the BAF, EIF, VEF, IEF and EMEF ranked in the third quintile; the MDF 2015, MDF 2025, MDF 2045, MDF 2055, AAF, MMF, LDBF, SAF, GEF and SCEF in the fourth quintile; and the MDF 2035, GAF and MDBF in the fifth quintile.
For the five-year average annual total returns for the period ended June 30, 2023, the Board noted that for the Institutional Class of the Funds, the MMF and GBF ranked in the first quintile; the MDF 2055, CAF, BAF, DMSF, EIF, GRESF and SCEF ranked in the second quintile; the MDF 2025, MDF 2035, MDF 2045, MDBF, VEF, IEIF, IEF and EMEF ranked in the third quintile; the MDF 2015, GAF, AAF, LDBF, SAF and GEF ranked in the fourth quintile; and no Fund ranked in the fifth quintile.  Regarding the five-year average annual total returns for the Investor Class of the Funds, no Fund ranked in the first quintile; the GBF, DMSF, EIF and GRESF ranked in the second quintile; the MDF 2025, CAF, BAF, MMF, SCEF and EMEF ranked in the third quintile;

the MDF 2035, MDF 2045, MDF 2055, AAF, LDBF, MDBF, SAF, VEF, GEF and IEF ranked in the fourth quintile; and the MDF 2015 and GAF ranked in the fifth quintile.
For the 10-year average annual total returns for the period ended June 30, 2023, the Board noted that for the Institutional Class of the Funds, the MMF, DMSF and EIF ranked in the first quintile; the IEF ranked in the second quintile; the LDBF, MDBF, VEF, GEF and SCEF ranked in the third quintile; and no Fund ranked in the fourth or fifth quintiles.  With respect to the 10-year average annual total returns for the Investor Class of the Funds, the GBF and DMSF ranked in the first quintile; the EIF, GRESF and IEF ranked in the second quintile; the BAF, AAF, MMF and VEF ranked in the third quintile; the MDF 2025, MDF 2035, MDF 2055, CAF, LDBF, MDBF, GEF and SCEF ranked in the fourth quintile; and the MDF 2015, MDF 2045 and GAF ranked in the fifth quintile.
The Board considered the costs to GSCM of serving as the investment adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the existing Advisory Agreement.  The Board considered the revenues that GSCM received for serving as the investment adviser to the Funds and the fact that any profits realized by GSCM are forwarded to GuideStone Financial Resources of the Southern Baptist Convention, an affiliate of GSCM, which for many years had operated at a deficit with respect to the Trust.  The Board also considered the profitability information for GSCM; first, without taking into account sub-advisory fees, and second, taking into account sub-advisory fees.  The Board considered whether any direct or indirect collateral benefits inured to either GSCM or the Trust as a result of their affiliation with one another.  In light of these considerations, the Board concluded that any profits realized in connection with GSCM’s services appeared reasonable.
The Board also considered the extent to which the advisory fees to be paid to the Adviser for each Fund reflected economies of scale, taking into account the nature and extent of the services provided by the Adviser, including the multi-manager structure of the Funds.  The Board noted that only certain Funds are subject to an expense cap.  The Board considered the amount of any fees waived by GSCM for each applicable Fund and the total amount of fees waived for the Trust as a whole during the past year.  The Board also considered the practices identified by GSCM that have resulted in shareholder savings, how those practices reflect economies of scale and how savings are shared between GSCM and the Trust.
Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fees paid to GSCM by each Fund were fair and reasonable in light of the services to be performed, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund.  The Board also determined that approval of the continuation of the Advisory Agreement for each Fund is in the best interests of each Fund and its shareholders.
BOARD APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS FOR THE SELECT FUNDS
In considering the Sub-Advisory Agreements being presented for renewal, the Board took into account the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Directors had during their executive sessions with Independent Counsel.  The Board also took into account the IMC’s review of information related to the Trust’s sub-advisers, questions submitted by the IMC to GSCM regarding various sub-advisers, GSCM’s responses to those questions and recommendations made by the IMC.
The Board examined the nature, extent and quality of the services to be provided by each sub-adviser.  The Board evaluated each sub-adviser’s experience serving as a sub-adviser to the applicable Fund.  The Board noted that each sub-adviser currently provides investment advice to various clients, including, in some cases, other pooled investment vehicles.  The Board noted the experience of key personnel at each sub-adviser providing investment management services, the systems used by such persons and the ability of each sub-adviser to attract and retain capable personnel.  The Board noted the reputation, compliance history, compliance program and financial condition of each sub-adviser.  The Board also noted the terms of the existing Sub-Advisory Agreements and the responsibilities that each sub-adviser has with respect to the applicable Fund, including the responsibility of the day-to-day management of the investment portfolio of such Fund, compliance with such Fund’s policies and objectives and the implementation of FBI restrictions and Board directives as they relate to such Fund.  The Board also took into account the overall structure of each Fund and the particular role each sub-adviser plays in that structure and in achieving each Fund’s overall investment objective.  The Board considered each sub-adviser’s human resources, business continuity and cybersecurity practices and policies and financial condition.  The Board concluded that each Fund is likely to benefit from the nature, extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources.  During their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors deliberated upon, among others.
The Board examined performance information for each segment of a Fund managed by a sub-adviser.  The Board noted that, for many of the sub-advisers, the performance record over relevant periods of the segment of the Fund managed by the sub-adviser compared favorably to the relevant benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and/or the peer universe of similarly managed funds.  In cases where the sub-adviser’s performance lagged, the Board also considered historical and recent investment performance, whether and how the sub-adviser’s strategy deviated from the composition of the benchmark, the sub-adviser’s role within a Fund and the outlook for future performance.  The Board also noted that, in certain cases, market trends and the market environment caused by COVID-19 may have contributed to the underperformance of some sub-advisers during some periods.  The Board also considered whether a sub-adviser’s underperformance was within the expected tracking error for the sub-adviser’s investment strategy.  The Board concluded that, although past performance is no guarantee of future performance, the performance of each sub-adviser’s segment was satisfactory in light of all relevant considerations and the applicable Funds were likely to benefit from each sub-adviser continuing to serve as a sub-adviser to the Trust.
The Board examined the fee schedule for each sub-adviser, noting how the fee levels charged to each applicable Fund compared with available information about fees charged by the sub-advisers to their other similarly situated clients, which in many cases include separately managed accounts, as well as how sub-adviser fee levels for each Select Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds.  The Board determined that the fees to be charged by each sub-adviser were reasonable in relation to the nature, extent and quality of the services to be provided.
The Board also took into account the profitability and the financial capability of each sub-adviser in light of the information presented at the meeting and provided to the Adviser.  In light of these considerations, the Board concluded that the profits realized by each sub-adviser who completed a profitability questionnaire appeared reasonable.  For the limited number of sub-advisers that did not provide profitability information, the Board relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees, each sub-adviser’s performance history and feedback received from the sub-advisers regarding the inability of their firm to estimate profitability.  The Board noted that based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any significant concerns regarding the financial capability of those sub-advisers.  The Board also considered the Adviser’s representations in the materials prepared for the meeting, and the discussions earlier in the meeting, that no sub-adviser experienced any material adverse change in its financial condition since the date of its most recent audited financial statements.  The Board took into account the Adviser’s representation that it would continue to monitor the financial condition of each sub-adviser.
The Board considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale.  The Board noted that each sub-adviser’s fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints or the fee level negotiated was below or on par with the standard fee schedule of each sub-adviser.

In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Board noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades.  The Board also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of a Select Fund.  The Board considered whether any direct or indirect collateral benefits were inured to the Trust because of its affiliation with each sub-adviser.
Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement that was presented for renewal.  The Board also determined that approval of the continuation of each Sub-Advisory Agreement presented for renewal is in the best interests of each Select Fund and their respective shareholders.
BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENT FOR THE STRATEGIC ALTERNATIVES FUND
As required by the 1940 Act, the Board, including a majority of the Independent Directors, advised by Independent Counsel, considered the approval of a new sub-advisory agreement (the “New SSI Agreement”) among the Trust on behalf of the SAF, GSCM and SSI Investment Management LLC (“SSI”), due to a change in control of SSI.  The Board approved the New SSI Agreement at the September Meeting.
The Board’s decision to approve the New SSI Agreements reflects the exercise of the Board’s business judgment and the Board’s consideration of its fiduciary duties to the SAF and its shareholders.  Prior to approving the New SSI Agreement, the Board received information from the Adviser and SSI and considered such information with the assistance and advice of Independent Counsel and counsel to the Trust.
The Board considered that SSI was currently a sub-adviser to the SAF and that approval of the New SSI Agreement was being sought as a result of an anticipated change in control of SSI and an assignment of the existing investment sub-advisory agreement among the Trust, the Adviser and SSI.  The Board noted that the change in control of SSI was a result of Resolute Investment Holdings, LLC (“RIH”), Resolute Investment Managers, Inc., (“Resolute”), an indirect wholly owned subsidiary of RIH and the majority owner of SSI, and certain of their affiliates entering into a transaction agreement (the “Transaction”) with certain creditors of Resolute (“New Ownership Group”).  Upon close of the Transaction, which was anticipated to occur during the fourth quarter of 2023, SSI would become indirectly majority-owned by the New Ownership Group.  The Board noted that SSI confirmed that it would continue to operate independently and there would not be any change to the nature, extent or quality of the sub-advisory services that SSI provides to the SAF.
The Board undertook a review of the terms of the New SSI Agreement, as well as the nature, extent and quality of the services to be provided by SSI under the New SSI Agreement and the proposed fees in exchange for such services.  The Adviser provided the Board with information about SSI prior to and during the September Meeting.  During the September Meeting, the Adviser also gave a presentation to the Board during which the Adviser provided additional information about the Transaction and responded to questions from the Board.
In addition, the Independent Directors met separately in executive session with Independent Counsel, to discuss and consider the information presented in connection with the approval of the New SSI Agreement, as well as the Directors’ responsibilities and duties in approving the agreement.

BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR THE STRATEGIC ALTERNATIVES FUND
In considering the approval of the New SSI Agreement, the Board took into account the materials provided prior to and during the September Meeting, the presentations made and the extensive discussions held during the meeting, including the discussions the Independent Directors had during their executive session with Independent Counsel.
In making its determination to approve the New SSI Agreement, the Board, including the Independent Directors advised by Independent Counsel, took into account a number of considerations.  The Board noted that the Transaction was anticipated to close in the fourth quarter of 2023, and that upon closing, the SSI Agreement would be terminated as the Transaction would be considered an “assignment” (as defined under the 1940 Act and the rules thereunder).
The Board considered that the New SSI Agreement was substantially similar to the current agreement.  The Board noted that SSI confirmed it would retain its autonomy in its relationship with Resolute, ensuring that the firm’s investment philosophies, processes and brands would remain unchanged.  The Board took into account that SSI stated there would not be any change to the nature, extent or quality of the investment sub-advisory services that it provides to the SAF.  Further, the Board took note of the Adviser’s representation that the portfolio management team and the investment processes for the SAF would remain the same after the Transaction.
The Board considered the profitability information provided by SSI for the services provided to the SAF.  The Directors also considered the Adviser’s assessment of SSI’s financial condition.  The Directors noted that the Adviser, after reviewing certain financial information provided by SSI, believed that SSI should be financially sound.
The Board considered the fees to be paid to SSI under the New SSI Agreement, as well as the overall fee structure, in light of the nature, extent and quality of the services to be provided and noted that there would not be any change to the current fee schedule with SSI.  The Board also considered the fees charged by other investment advisers that offer similar services.  The Board additionally noted that there would be no impact to the Adviser’s profitability as a result of the New SSI Agreement.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by SSI and its affiliates as a result of the New SSI Agreement.  The Board concluded that any potential benefits to be derived by SSI included potential access to additional research resources, increased assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.  The Board considered the representations made that SSI would be comfortable continuing to manage its strategy in accordance with the SAF’s FBI policy.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that SSI would continue to provide investment management services that are appropriate in scope and that the fees to be paid to SSI under the New SSI Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided.  In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors deliberated upon, among others.

INVESTMENT SUB-ADVISERS (Assets under management as of December 31, 2023) (Unaudited)
GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.
Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$ 10.0Tr
Low-Duration Bond	BlackRock Financial Management, Inc.[1]	1994	$ 10.0Tr
	Pacific Investment Management Company LLC	1971	$ 1.9Tr
	Parametric Portfolio Associates LLC	1987	$475.1B
	Payden & Rygel	1983	$151.0B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$ 2.5Tr
	Guggenheim Partners Investment Management, LLC	2005	$206.0B
	Pacific Investment Management Company LLC	1971	$ 1.9Tr
	Parametric Portfolio Associates LLC	1987	$475.1B
	Western Asset Management Company, LLC	1971	$388.9B
Global Bond	Loomis, Sayles & Company, L.P.	1926	$335.2B
	Neuberger Berman Investment Advisers LLC	2002	$463.0B
	Parametric Portfolio Associates LLC	1987	$475.1B
	Western Asset Management Company, LLC	1971	$388.9B
Defensive Market Strategies ®	American Century Investment Management, Inc.	1958	$229.8B
	Neuberger Berman Investment Advisers LLC	2002	$463.0B
	Parametric Portfolio Associates LLC	1987	$475.1B
	PGIM Quantitative Solutions LLC	1975	$ 95.8B
	Shenkman Capital Management, Inc.	1985	$ 30.5B
Impact Bond	RBC Global Asset Management (U.S.) Inc.	1983	$ 50.2B
	Parametric Portfolio Associates LLC	1987	$475.1B
Impact Equity	Janus Henderson Investors US LLC	1969	$334.9B
	Parametric Portfolio Associates LLC	1987	$475.1B
Equity Index	Legal & General Investment Management America, Inc.	2006	$214.8B
Value Equity Index	Legal & General Investment Management America, Inc.	2006	$214.8B
Value Equity	American Century Investment Management, Inc.	1958	$229.8B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$ 49.9B
	The London Company of Virginia, LLC	1994	$ 15.6B
	Parametric Portfolio Associates LLC	1987	$475.1B
	TCW Investment Management Company LLC	1971	$209.6B
Growth Equity Index	Legal & General Investment Management America, Inc.	2006	$214.8B
Growth Equity	J.P. Morgan Investment Mangement Inc.	1984	$ 2.9Tr
	Loomis, Sayles & Company, L.P.	1926	$335.2B
	Parametric Portfolio Associates LLC	1987	$475.1B
	Sands Capital Management, LLC	1992	$ 45.0B
	William Blair Investment Management, LLC	2014	$ 67.1B
Small Cap Equity	American Century Investment Management, Inc.	1958	$229.8B
	Delaware Investments Fund Advisers	1929	$601.9B
	Jacobs Levy Equity Management, Inc.	1986	$ 20.1B
	Parametric Portfolio Associates LLC	1987	$475.1B
	TimesSquare Capital Management, LLC	2000	$ 8.3B
International Equity Index	Legal & General Investment Management America, Inc.	2006	$214.8B
International Equity	Altrinsic Global Advisors, LLC	2000	$ 8.5B
	AQR Capital Management, LLC	1998	$ 98.9B
	MFS Institutional Advisors, Inc.	1924	$597.6B
	Parametric Portfolio Associates LLC	1987	$475.1B
	WCM Investment Management, LLC	1976	$ 82.0B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$ 98.9B
	Goldman Sachs Asset Management, L.P.	1984	$ 2.5Tr
	Parametric Portfolio Associates LLC	1987	$475.1B
	RBC Global Asset Management (U.K.) Limited	2013	$121.9B
	Wellington Management Company LLP	1928	$ 1.2Tr
Global Real Estate Securities	Heitman Real Estate Securities LLC	1989	$ 50.5B

Fund	Sub-Adviser	Firm Established	Total Assets Managed
	RREEF America L.L.C.	1975	$ 81.1B
Strategic Alternatives Fund	AQR Capital Management, LLC	1998	$ 98.9B
	Goldman Sachs Asset Management, L.P.	1984	$ 2.5Tr
	Parametric Portfolio Associates LLC	1987	$475.1B
	P/E Global LLC	2000	$ 16.8B
	SSI Investment Management LLC	1973	$ 2.0B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$ 11.9Tr
All Funds, except the Money Market Fund	Parametric Portfolio Associates LLC	1987	$475.1B
(1) Includes BlackRock International Limited and BlackRock (Singapore) Limited, which serve as sub-subadvisers.

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GuideStone® Funds

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Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Grady R. Hazel and Deanna A. Mankins are each qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $961,000 and $1,081,440 for 2022 and 2023, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0 for 2022 and 2023, respectively.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $313,000 and $425,160 for 2022 and 2023, respectively. Tax fees are related to tax services in connection with Funds’ excise tax calculations, shareholder reporting preparation, PFIC identification services, and preparation of the Funds’ applicable tax returns in 2022 and 2023.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $14,200 and $56,700 for 2022 and 2023, respectively. The fees in 2022 and 2023 were for analysis services related to Internal Revenue Code Registered Investment Company qualification testing.

(e)(1)

The policy of the registrant’s Audit Committee (the “Committee”) is to pre-approve all permissible non-audit services (e.g., tax services) to be provided to the registrant by the independent registered public accounting firm (the “Auditor”), including the fees therefor; provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then each delegated pre-approval shall be reported to the full Committee during its next regularly scheduled meeting. In addition, the engagement to render the non-audit service must be entered into pursuant to the pre-approval policies and procedures that have been established by the Committee, and that are detailed as to the particular service(s). The Committee shall be informed of each service, and the pre-approval policies and procedures shall not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934, as amended to management. The preapproval policies and procedures are attached as an Appendix to the Committee’s Charter.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)

the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the registrant to the Auditor in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the registrant at the time of the engagement to be non-audit services; and

(3)

such services are promptly brought to the attention of, and approved by, the Committee or by a member of the Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditor’s completion of the registrant’s audit.

Additionally, if the Auditor’s engagement by the registrant’s investment adviser (the “Adviser”) or an entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant (each, a “Control Entity”) relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01 of Regulation S-X, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser or Control Entity. The pre-approval requirement for non-audit services provided by the Auditor to the Adviser or a Control Entity shall not be waived pursuant to the foregoing paragraph unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the registrant, the Adviser, and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (in the absence of this waiver provision).

The Auditor may not perform contemporaneously any prohibited non-audit services for the registrant, which currently include the following:

1. bookkeeping or other services related to the accounting records or financial statements of the registrant;

2. financial information systems design and implementation;

3. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4. actuarial services;

5. internal audit outsourcing services;

6. management functions or human resources;

7. broker or dealer, investment adviser, or investment banking services;

8. legal services and expert services unrelated to the audit; and

9. any other service that the Securities and Exchange Commission or the Public Company Accounting Oversight Board determines, by regulation, is impermissible;

except that the Auditor may perform services 1 through 5 above if it is reasonable to conclude that the results of such services will not be subject to audit procedures during an audit of the registrant’s financial statements.

The Committee shall consider whether the non-audit services provided by the Auditor to the Adviser and any Control Entity that were not pre-approved by the Committee in accordance with Rule 2-01 of Regulation S-X are compatible with maintaining the Auditor’s independence.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	0%

(d)	0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered: to the registrant was $327,200 and $481,860 for 2022 and 2023, respectively; to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) was $0 and $0 for 2022 and 2023, respectively; and to GuideStone Financial Resources was $0 and $0 for 2022 and 2023, respectively.

(h)

The registrant’s audit committee of the board of directors has not considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)

Code of Ethics, or any amendment hereto, that is the subject of disclosure required by Item 2 is incorporated herein by reference to Exhibit 13(a)(1) to the report filed on Form N-CSR on March 5, 2021 (Accession Number 0001193125-21-071147).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached herewith.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GuideStone Funds

By (Signature and Title)*	/s/ Brandon Pizzurro
Brandon Pizzurro, President
(Principal Executive Officer)

Date	March 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brandon Pizzurro
Brandon Pizzurro, President
(Principal Executive Officer)

Date	March 1, 2024

By (Signature and Title)*	/s/ Patrick Pattison
Patrick Pattison, Vice President and Treasurer
(Principal Financial Officer)

Date	March 1, 2024

*	Print the name and title of each signing officer under his or her signature.